UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-01944

Principal Variable Contracts Funds, Inc.

(Exact name of registrant as specified in charter)

711 High Street, Des Moines, IA 50392-2080
(Address of principal executive offices)	(Zip code)

Principal Management Corporation, Des Moines, IA 50392-2080 (Name and address of agent for service)

Registrant’s telephone number, including area code:		515-247-6783

Date of fiscal year end:	December 31, 2008

Date of reporting period:	December 31, 2008

ITEM 1 – REPORT TO STOCKHOLDERS

Principal Variable Contracts Funds, Inc.

Annual Report December 31, 2008

Economic and Financial Market Review

Credit Crisis Rages Despite Aggressive Actions

Few could have predicted the capital market turmoil and transformation that occurred during 2008, when what began as a seemingly isolated U.S. subprime mortgage problem ballooned into an all-encompassing crisis affecting nearly all economies and every asset class worldwide.

To combat the turmoil, the Federal Reserve Board (the Fed) took aggressive actions, including:

  Lowering the fed funds target rate seven times, to 0.0% – 0.25% (from 4.25%)
  Lowering the discount rate to 0.50% (from 4.75%)
  reviving a Depression-era tool — the primary dealer credit facility — to allow non-banks to borrow directly from the Fed

As the domestic crisis spread outside the U.S., international central banks joined the Fed in massive attempts to foster stability and liquidity in capital markets. However, few of the most prominent U.S. financial institutions weathered the tumult unscathed. During 2008: JPMorgan bought out Bear Stearns at $10 per share; Fannie Mae and Freddie Mac were placed into conservatorship; Bank of America acquired Merrill Lynch; Lehman Brothers filed for Chapter 11 bankruptcy protection; the Fed extended a $150 billion loan in exchange for a 79.9% equity stake in AIG; the Primary Reserve Fund — the oldest U.S. money market fund — “broke the buck”; Washington Mutual Bank failed, and JP Morgan acquired its deposit base as the bank’s investors were wiped out; Wells Fargo agreed to acquire troubled Wachovia. And, the last two major investment banks standing — Goldman Sachs and JPMorgan — changed their status to become bank holding companies, agreeing to oversight by the Fed.

The Fed also initiated a number of other programs — representing hundreds of billions of dollars — and provided critical assistance to stave off possible failure at Citigroup, Chrysler, GM, and GMAC, among others. In October Congress took action as well, passing a controversial $700 billion credit facility in an effort to slow or halt the escalating cycle of deleveraging by investing directly in troubled financial institutions.

Economic Conditions Continue to Worsen

Despite these efforts, the economy continued to falter. Faced with job losses, investment losses, and tighter credit, consumers sharply cut back on purchases and businesses followed suit, rapidly adjusting for deteriorating demand by slashing jobs and spending. Official confirmation of a recession came in November 2008, when the National Bureau of Economic Research determined that a peak in economic activity occurred in the U.S. economy in December 2007, marking the beginning of a recession.

In this environment, the S&P 500 fell 37.0% for the year, its worst calendar-year performance since 1931. Broad value stocks outperformed growth stocks for the period, while small-cap stocks modestly surpassed their larger peers (although returns were decidedly negative for all market segments, as measured by the Russell Indices). U.S. real estate investment trusts experienced losses similar to the major U.S. equity indices (as measured by the MSCI US REIT Index).

Commodities Climb, Then Plummet

Commodity prices rose through the first half of the year. Oil led the way, rising from nearly $100 per barrel at the beginning of the period to nearly $150 per barrel by July (as measured by NYMEX crude oil futures). However, soon after reaching their highs, commodity prices corrected sharply, due partly to growing signs of a deep global recession. By the end of December, oil had dropped to nearly $43 per barrel.

International Markets Suffer As Well

The abrupt and severe correction in commodities markets caused emerging markets (particularly heavy commodities exporters such as Russia) to suffer huge market losses in the midst of skyrocketing risk premiums. Geopolitical turmoil in Russia added to investor angst in that region. Developed markets also suffered heavily, with European financial institutions under tremendous pressure and the outlook for growth significantly weakened.

Investors Rush to U.S. Treasuries

As credit risk climbed during the period, investors continued their months-long stampede to the relative safety of Treasuries. As a result, the broad U.S. fixed-income market significantly lagged Treasuries. Within the investment-grade fixed-income segment, commercial mortgage-backed securities suffered the worst, lagging Treasuries by 33%. Asset-backed securities — which are primarily collateralized by consumer debt — were down 22% relative to Treasuries. Investment-grade corporate bonds (as measured by the Barclays Capital Aggregate Bond Index) trailed like-duration Treasuries by 20%. High-yield corporate bonds fared even worse, trailing like-duration Treasuries by 38%.

Sub-Advisor:

Morgan Stanley Investment Management

What contributed to or detracted from Portfolio performance during the fiscal year?

An overweighting in cash contributed to results, as risk aversion was rampant. U.S. sector selection was positive, with an overweighting in consumer staples and health care and an underweighting in financials. European sector selection also benefited performance, with an underweighting in materials and an overweighting in health care. Defensive sectors benefited in 2008 due to a looming recession and extremely volatile markets. Active currency selection of an overweighted position to the Japanese Yen added to results as carry trades continued to unwind due to extraordinary risk aversion and volatility in financial markets.

On the negative side, the Portfolio’s asset allocation mix — consisting of an overweighting in equities and underweighting in fixed income — detracted from results. Global equities and commodities tumbled at alarming rates, causing investors to rush into global government bonds. Within equities, an underweighting in the U.S. and overweighting in Asia and emerging markets detracted from results. Emerging market equities suffered on the back of high risk aversion as well as devaluation of numerous emerging currencies. Security selection in the core fixed-income portfolio detracted from results as well, due to the Portfolio’s overweighting in mortgages. Credit markets froze and liquidity dried up with the collapse of the housing markets and the filing of bankruptcy by Lehman Brothers.

What are the effects of investment strategies and techniques on account performance?

The manager believes inefficiencies exist — across global equities, fixed income, currencies, and sectors — that can be exploited to create value for our clients. The investment strategy seeks to identify and exploit mis-pricings between asset classes by a top-down approach. This approach differs from most traditional bottom-up strategies, which look for inefficiencies between individual securities. In the manager’s experience, the best way to identify and exploit these anomalies is to use a combination of quantitative and fundamental analysis.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

Sub-Advisor:

Principal Global Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

Diversified allocation to a variety of asset classes and security selection within the asset classes is intended to provide positive risk-adjusted performance versus the benchmark. The Portfolio benefited from an underweighting in domestic equities as fixed income outperformed equities during the period. Diversification with disciplined strategic asset allocation shifts continued to drive the performance of the Portfolio. On the negative side, the Portfolio was positioned to benefit from equities outperforming bonds, which did not occur during the twelve-month period. Also, negative security selection within fixed income contributed to underperformance for the year.

What are the effects of investment strategies and techniques on account performance?

The Portfolio utilizes an asset allocation approach to the management and development of a diversified balanced account. The strategy incorporates a wide range of asset classes and investment styles, with primary emphasis placed on equity versus fixed-income allocation decisions. Secondary focus is then placed on growth versus value, large cap versus small cap, and domestic versus international equity exposure. Strategic or long-term asset class targets are determined, with gradual adjustments to the mix to enhance risk-adjusted results over time. Any asset allocation adjustments fall within a predetermined range and do not deviate by more than 10% of the long-term asset class targets.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

Sub-Advisor:

Principal Global Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

Over the 12-month period the Portfolio was long in duration, contributing positively to performance as interest rates fell in response to a lower federal funds target rate, a slowing economy, and risk aversion. The allocation to mortgage-backed securities also added value. On the negative side, the Portfolio’s overweighting in investment-grade credit, asset-backed securities, and commercial mortgage-backed securities, as well as an out-of-index allocation to below-investment-grade credit, hindered performance as these sectors underperformed the index. An underweighting in U.S. Treasuries and agencies negatively contributed to performance as these sectors outperformed all other bond sectors.

What are the effects of investment strategies and techniques on account performance?

The Portfolio’s investment strategies share a consistent focus on relative value and disciplined risk management. The investment process is research-driven, with an emphasis on bottom-up portfolio construction techniques. While macroeconomic research is an integral part of the Portfolio’s process, aggressive shifts in Portfolio duration based on expectations for short-term movements in interest rates are not part of the overall process. Value is added through multiple sources, with a primary emphasis on sector and subsector as well as yield-curve positioning and individual selection.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

Sub-Advisor:

Principal Global Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

The Portfolio outperformed in the telecommunication services sector, driven by NTT DoCoMo, NTT, and Softbank, all Japanese services providers benefiting from good margins and investor rotation into defensive names. Also, stock selection was strong in the consumer discretionary sector. Fast Retailing (Japan, retailing) was a significant outperformer driven by strong same-store sales growth due to popular new lines of clothing and a renewed focus on profitability. Vivendi (France, media) benefited from strength in its game software business and its defensive business mix, which includes telecommunications services. The Portfolio benefited as well from an underweighting in emerging markets. The weight in the Portfolio averaged about 8% less than the benchmark in emerging markets — a positive contributor since emerging markets underperformed.

On the negative side, stock selection in industrials detracted from performance. Citic Pacific (Hong Kong, trading company) was hit by a derivative trading loss, and Vestas Wind Systems (Denmark, wind turbines) suffered as investors worried that demand for its products would decline due to difficult financing conditions. Stock selection in materials detracted from performance as well. Hitachi Metals suffered due to cyclical worries for companies that supply the Japanese auto manufacturers and Teck-Cominco (Canada, coal mining) declined due to worries about the debt load following the acquisition of Fording Coal. Additionally, stock selection in utilities hurt returns. The Portfolio held no Japanese utilities, which outperformed for the year.

What are the effects of investment strategies and techniques on account performance?

The Portfolio’s investment philosophy is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. The Portfolio focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuations. Stock selection is the primary driver of relative performance, and unintended portfolio risks are neutralized.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

Sub-Advisor:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

The top two contributors to outperformance were stock selection within the financial sector and underweighting in the financial sector relative to the benchmark. The financial sector in general had horrendous performance, as it was the eye of the storm of the housing crisis and the deleveraging process. The Portfolio sold its brokerage firm holdings early in the period and avoided the huge losses associated with those stocks. The third biggest contributor to outperformance was stock selection within the health care sector. All but two of the Portfolio’s holdings outperformed the health care sector benchmark performance. The Portfolio’s holdings in Abbott Labs, Bristol-Myers Squibb, and Schering-Plough were particularly helpful.

On the negative side, the largest detractor from performance was stock selection within the materials sector. Several holdings were hit hard by dramatically declining commodity prices and weakening demand. Stock selection within the consumer staples sector was the second-largest detractor, while the third-largest detractor was an underweighting in consumer staples relative to the benchmark. With consumer staples performing relatively better than most other sectors (due to the sector’s relatively defensive characteristics), underweighting that sector was a disadvantage. (However, the Portfolio’s largest holding in the sector, Wal-Mart Stores, posted a positive return for 2008.)

What are the effects of investment strategies and techniques on account performance?

The Portfolio focuses on providing investors with conservative, income-oriented exposure to the stock market. Using bottom-up fundamental and quantitative analysis, the portfolio managers seek undervalued large-cap firms that they believe demonstrate strong balance sheets, cash flow, and dividend growth prospects, plus the potential to weather most economic conditions. To enhance diversification and income potential, the Portfolio may also invest in real estate investment trusts as well as convertible, corporate, and government bonds.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

Sub-Advisor:

Principal Global Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

An overweighting in mortgage-backed securities and security selection within mortgages were positive to performance during the period. On the negative side, sector allocation — specifically, an out-of-index allocation to commercial mortgage-backed securities (CMBS) and an underweighting in U.S. Treasuries — was the primary detractor to performance. The Portfolio’s asset replication strategy, in which the Portfolio lent out certain securities in its portfolio in exchange for cash collateral, also detracted. The cash collateral was invested in non-government floating-rate securities held as “segregated assets.” These segregated assets significantly underperformed the index. Finally, security selection negatively impacted performance within the CMBS segment of the Portfolio.

What are the effects of investment strategies and techniques on account performance?

The Portfolio’s investment strategies share a consistent focus on relative value and disciplined risk management. The investment process is research-driven, with an emphasis on bottom-up portfolio construction techniques. While macroeconomic research is an integral part of the Portfolio’s process, aggressive shifts in portfolio duration based on expectations for short-term movements in interest rates are not part of the overall process. Value is added through multiple sources, with a primary emphasis on sector and subsector as well as yield-curve positioning and individual selection.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

Sub-Advisor:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

An overweighting in long-dated U.S. Treasuries aided performance; Treasuries were the best-performing asset class in all of fixed income. 30-year Treasuries performed best, as inflation no longer was perceived as a threat with the economy in recession. Mortgages also outperformed during the period as investors generally considered the primarily low-coupon agency mortgage-backed securities held by the Portfolio to be relatively safe and very liquid. Also, an underweighting in the financial services/bank sector helped Portfolio performance as it was one of the worst-performing sectors in the index. A continued write-down of bad assets, a furthering of the slump in real estate, and erosion in bank liquidity combined to reduce value in the sector.

On the negative side, security selection within the financial services/banks sector detracted from performance. Freddie Mac preferred securities lost most of their value after the U.S. government took over both Fannie Mae and Freddie Mac. Lehman Brothers lost virtually all of its value after it was forced into bankruptcy, as did Washington Mutual after the FDIC took over the bank. High-yield bonds also underperformed in the period as investors avoided risky securities. The gaming sector underperformed as well, as most gaming markets have experienced negative year-over-year revenue growth. The recession appears to be eroding consumer discretionary spending on such items as gaming.

What are the effects of investment strategies and techniques on account performance?

The Portfolio invests in a diversified pool of fixed-income securities selected with a long-term focus and a value-oriented philosophy. The portfolio manager favors securities and sectors he believes could perform well over one or more economic cycles. He also looks for opportunities among the best companies in out-of-favor sectors and typically keeps the Portfolio’s duration close to that of its benchmark.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

Sub-Advisor:

Principal Global Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

Asset allocation was positive on a country and sector basis. The Portfolio outperformed in the information technology and telecommunication services sectors; an overweighting in Tencent Holdings led the outperformance in information technology for the year. Also, stock selection was positive on a country basis. On a relative basis, Taiwan, Israel, and India were the top contributors. In Taiwan, the Portfolio benefited from an overweighting in Fubon Financial.

On the negative side, the Portfolio performed negatively on a sector basis, where materials and consumer staples hurt returns. In materials, an overweighting in Evraz contributed negatively to performance. China, Turkey, and South Africa detracted from performance; in South Africa, an overweighting in Murray and Roberts Holdings detracted from performance.

What are the effects of investment strategies and techniques on account performance?

The Portfolio’s investment philosophy is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. The Portfolio focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuations. Stock selection is the primary driver of relative performance, and unintended portfolio risks are neutralized.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

Sub-Advisor:

Principal Global Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

The consumer staples and health care sectors were the largest positive contributors for the period. At the country level, Europe and Canada added value. Regarding individual holdings, Seven Bank, a Japanese bank, was a positive contributor due to strong transaction growth from the firm’s ATM network. On the negative side, the materials, industrial, and financial sectors were the largest negative contributors to performance. Regionally, Japan and Asia Pacific (ex-Japan) hurt returns.

What are the effects of investment strategies and techniques on account performance?

Principal Global Investors is responsible for the overall Portfolio assets. The firm’s investment approach seeks to create a well-diversified portfolio of international small-cap stocks that are not only attractively valued but also have above-average growth characteristics. This is done through both fundamental and quantitative valuation.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

Sub-Advisor:

T. Rowe Price Associates, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

Stock selection in the financial sector boosted performance relative to the S&P 500. Much of the outperformance resulted from avoiding some of the worst performers, such as insurer American International Group, mortgage lender Fannie Mae, and commercial bank Wachovia. Stock choices among information technology stocks also contributed positively to relative results. IT services providers and semiconductor manufacturers were the top contributors, led by credit-card processor Visa and chip maker Broadcom. The Portfolio’s health care stocks also outperformed, thanks to overweightings in biotechnology firms Gilead Sciences, which benefited from strong sales of its HIV medications, and Celgene, which generated robust sales from its anemia drug.

On the negative side, the Portfolio’s telecommunication services stocks underperformed their counterparts in the S&P 500. Overweightings in wireless companies, including wireless provider Sprint Nextel and cell phone tower operator Crown Castle International, had the biggest negative impact. Utilities stocks also detracted from performance relative to the benchmark index. The main culprit was an overweighting in independent power producers such as AES and NRG Energy. The Portfolio’s materials holdings were adversely affected by stocks that performed well but were not represented in the Portfolio, including chemicals producer Rohm & Haas and gold producer Newmont Mining.

What are the effects of investment strategies and techniques on account performance?

With sector weightings that are approximately equal to those of the S&P 500, the Portfolio invests primarily in large-cap stocks. A team of T. Rowe Price equity analysts selects stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and value of the stock.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

Sub-Advisor:

Columbus Circle Investors

What contributed to or detracted from Portfolio performance during the fiscal year?

Overweightings in Millenium Pharmaceuticals, Wrigley, and Delta Airlines were the greatest contributors to performance during the period. Millenium and Wrigley benefited from takeover proposals valuing them at significant premiums to their prevailing prices, prompting their sale out of the Portfolio. Delta was a beneficiary of dramatically lower fuel prices (a key cost component) and the sooner-than-expected consummation of its accretive merger with Northwest Airlines.

On the negative side, stock selection was most adversely impacted by Apple, Google, and Goldman. Apple suffered from fears surrounding the impact a slowdown in consumer spending could have on their product sales, particularly since many of the products were premium-priced devices versus competitors’ offerings. After being one of 2007’s best performers, Apple’s stock price also encountered significant profit-taking early in the year, as did Google’s. Google was also negatively impacted by concerns that an economic slowdown would derail Internet advertising and curtail overall Internet usage. Finally, Goldman was hurt by several macro-related issues, including a decline in investment banking activity and implications from the ongoing credit crisis. As a result, a financial deleveraging of its corporate structure took place as the firm shifted from an investment bank operating model to more of a traditional commercial bank; this shift caused a moderation in the profitability generated by Goldman’s trading operations.

What are the effects of investment strategies and techniques on account performance?

The Portfolio’s investment strategies are based on the premise that companies doing better than expected will have rising securities prices, while companies producing lower-than-expected results will not. This discipline is referred to as positive momentum and positive surprise. Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, the Portfolio management team selects companies that meet the criteria of positive momentum and positive surprise.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

Sub-Advisor:

T. Rowe Price Associates, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

Stock selection and an overweighting in the health care sector contributed positively to relative results. The Portfolio’s biotechnology holdings were responsible for the bulk of the outperformance in this sector, led by Gilead Sciences, Genentech, and Celgene. An underweighting in the energy sector also added value, especially in the second half of the period as oil and gas prices fell precipitously from record highs reached in July, leading to a sharp decline in energy stocks. Stock selection was also favorable in the telecommunication services sector, particularly among wireless telecom providers. MetroPCS Communications, which provides pre-paid and low-priced cell phone services, was a top relative performance contributor.

On the negative side, stock selection in the consumer discretionary sector was the primary performance detractor. Gaming stocks were among the most notable underperformers in this sector, led by overweightings in casino operators Las Vegas Sands and MGM Mirage. A substantial underweighting in consumer staples, which was the top-performing sector in the index, had a significant negative impact on relative results. Security selection and an overweighting in the information technology sector also weighed on performance compared with the index. Noteworthy detractors included video game maker Electronic Arts and online search and advertising firm Google.

What are the effects of investment strategies and techniques on account performance?

The Portfolio’s investment process involves finding and holding large companies that the manager believes offer solid earnings and cash-flow growth.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

Sub-Advisor:

Principal Global Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

All 10 of the economic sectors in the index posted negative returns during the period, with the consumer staples and health care sectors providing the least negative returns. The financial and materials sectors recorded the largest negative returns during the period.

What are the effects of investment strategies and techniques on account performance?

The Portfolio uses a passive indexing strategy and does not attempt to manage market volatility, use defensive strategies, or reduce the effect of any long-term periods of negative stock market performance.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

Sub-Advisor:

Principal Global Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

The Portfolio benefited from stock selection in the financial and consumer discretionary sectors. Specifically, in the financial sector, underweightings in American International Group, Inc., Wachovia Corp., and Lehman Brothers Holdings, Inc., added value. In consumer discretionary, an overweighting in Dollar Tree, Inc. and an underweighting in Time Warner, Inc. contributed to positive relative performance. On the negative side, the Portfolio had poor stock selection in the industrial and health care sectors. Underperformance in industrials occurred mainly due to overweightings in Manitowoc Co. and Bucyrus International, Inc. In the health care sector, overweightings in CIGNA Corp. and Aetna, Inc. led to underperformance.

What are the effects of investment strategies and techniques on account performance?

The Portfolio’s investment philosophy is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. The Portfolio focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuations. Stock selection is the primary driver of relative performance and unintended portfolio risks are neutralized.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

Sub-Advisor:

American Century Investment Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

Strong security selection in health care contributed positively. Moreover, a preference for large industry leaders proved advantageous. A significant holding was Abbott Laboratories, which benefited from strong sales across its entire product line, including Humira (a drug that treats autoimmune diseases). The Portfolio’s stake in information technology added to relative results as well, especially its holdings among leading software and computer makers. A notable contributor was Hewlett-Packard, a computer and peripheral maker. Security selection within the materials sector also helped relative performance.

On the negative side, despite being underweighted, the financial sector was the Portfolio’s largest source of relative underperformance versus the benchmark. The Portfolio also was hampered by its mix of insurance, mortgage finance, and diversified financial services stocks. Top detractors were Citigroup and Hartford Financial Services Group. An underweighting in utilities was another drag on results. The Portfolio was slowed by its lack of multi-utility names and security selection among electric utilities.

What are the effects of investment strategies and techniques on account performance?

The Portfolio can be a core investment for investors seeking long-term capital growth. The management team pursues this objective by seeking large, fundamentally sound businesses that, because of transitory issues, are selling at prices it believes are below fair-market value. As bottom-up investment managers, the team evaluates each company individually and builds the Portfolio one stock at a time.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

Sub-Advisors:

AllianceBernstein L.P./Westwood Management Corporation

What contributed to or detracted from Portfolio performance during the fiscal year?

Although stock selection detracted from returns overall, it was strong in the information technology sector over the period. An overweighting in the consumer staples sector also contributed to returns, as this defensive sector was the strongest-performing in the index. The Portfolio benefited from having a lower price-to-earnings ratio than the index. On the negative side, stock selection was negative in nine of 10 sectors, led by poor stock selection in the energy sector. Relative sector weights also hindered returns, led by an underweighting in the utilities sector and an overweighting in the information technology sector. Having a lower price-to-book ratio than the index detracted from returns as this valuation metric was out of favor during the 12-month period.

What are the effects of investment strategies and techniques on account performance?

AllianceBernstein is responsible for approximately 80% of the overall Portfolio assets. AllianceBernstein seeks to take advantage of pricing distortions due to short-term events. Value investing requires in-depth research into companies and industries and the discipline to stand by a company while it addresses temporary problems — even when others are avoiding it. AllianceBernstein identifies value by using a dividend discount model, which compares the present value of each company’s projected cash flows to its current stock price to calculate the stock’s long-term expected return. Westwood is responsible for approximately 20% of the overall Portfolio assets. Westwood seeks to capture price anomalies that stem from operational improvements that they believe will result in significantly stronger earnings and long-term outperformance for the stock. Analysts focus on ideas that have limited downside risk and the opportunity to generate earnings and cash flows that are higher than what is implied by the current stock price.

Were there any changes to the Portfolio’s composition during the fiscal year?

Westwood Management Corp. was added as a sub-advisor to the Portfolio in mid-July.

Sub-Advisor:

Principal Global Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

The Portfolio benefited from owning Valeant Pharmaceuticals, a specialty pharmaceutical company. Valeant changed management at the end of 2007, and the new management team made steady progress in streamlining the company’s product lines and core focus throughout 2008. O’Reilly Automotive also added relative value. O’Reilly, a leader in the auto parts aftermarket, made progress on the integration of CSK Auto, a West Coast auto part aftermarket company that O’Reilly acquired in the second quarter. Additionally, the Portfolio benefited from owning UST Incorporated. UST stock rose as Altria Group Incorporated made a bid to purchase the company at a premium.

On the negative side, Coventry Health Care detracted from returns. Coventry, a leading managed-care company, declined sharply in the period as higher-than-expected costs and mispricing on certain product lines hurt the company’s results. Dish Network Corporation also hurt returns. Dish, one of the two satellite television companies, fell in the period as slowing subscriber growth and concerns about a weakening economy weighed on the company. Finally, Forest City Enterprises Inc. detracted from the Portfolio. Forest City, a real estate operating company, underperformed as turmoil in the real estate and credit markets increased concerns around the company’s ability to finance its pipeline of projects.

What are the effects of investment strategies and techniques on account performance?

The Portfolio strategy includes superior stock selection combined with disciplined risk management as the key to consistent outperformance. Superior stock selection is achieved through systematic evaluation of company fundamentals to produce in-depth original research. By focusing on fundamental research, four critical drivers of stock selection are emphasized: 1) sustainable competitive advantages, 2) market dominance in niche industries, 3) ability to generate high returns on invested capital consistently, and 4) attractive valuation.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

Sub-Advisor:

Mellon Capital Management

What contributed to or detracted from Portfolio performance during the fiscal year?

Portfolio holdings among consumer cyclical stocks had a positive impact on relative performance. Within this sector, holdings among retailers focused on the value-oriented consumer contributed positively to relative performance. Investments within the consumer hard goods sector also had a positive impact. Additionally, leisure- and entertainment-based stocks, such as Marvel Entertainment and Hasbro, provided strong results. Investments within the information/business services sector of the economy also had a positive impact. Within this sector, firms providing business consulting services provided competitive results.

On the negative side, Portfolio holdings among industrial-based companies had a negative impact on relative performance. Within this sector, investments among industrial components and parts manufacturers provided disappointing results. Investments in the health care sector also hurt returns. Within this broad sector, holdings among medical insurance providers were particularly disappointing. In the telecommunications sector, some holdings within wireless communications provided results for the period that were below expectations. These firms suffered due to ever-increasing price competition.

What are the effects of investment strategies and techniques on account performance?

The Portfolio will retain its diverse economic sector approach to portfolio construction relative to the performance benchmark. What that implies is Portfolio economic sector exposures and risk characteristics that are roughly in line with the benchmark. The Portfolio will also stay fully invested at all times, with cash balances at minimal levels and being held purely for transactional purposes. The management team will also continue to use their quantitatively based model to guide stock selections to companies that offer good growth prospects at a reasonable valuation — firms that should be successful in a variety of economic environments. By following this approach, individual stock selection will be allowed to continue driving the portfolio’s future performance.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

Sub-Advisor:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

The largest contributor to outperformance was stock selection within the energy sector. Two exploration and production companies, Cimarex Energy and Noble Energy, added value due to relatively higher production results. Stock selection in the health care sector was the next largest contributor to outperformance. Specifically, Edwards Lifesciences and Mylan Inc. were positive performers as earnings surpassed expectations. Finally, stock selection in the information technology sector was a positive with Diebold, an ATM manufacturer, and Microchip Technology, a leader in the production of microcontrollers, contributing to outperformance.

On the negative side, the biggest detractor from performance was stock selection within the materials sector. Rockwood Holdings, a specialty chemical company, and OM Group, a producer and refiner of cobalt products, were negative contributors due to the meltdown of commodity prices in the second half of the period. An overweighting in the energy sector also hurt returns. The main reason this sector detracted from performance was dramatically lower energy prices. Finally, the Portfolio’s underweighting in the real estate investment trust sector was a negative contributor, as this sector outperformed due to its higher dividend yield position.

What are the effects of investment strategies and techniques on account performance?

To construct the Portfolio, the manager looks for those mid-cap firms that he believes compete in a dynamic industry with long-term growth potential, possess a sustainable competitive advantage, exhibit strong positive cash flows, are led by shareholder-oriented management, and trade at undervalued prices. The goal of this process is to produce a portfolio of 40 to 60 holdings with the potential to grow faster than the S&P 400 MidCap Index at lower risk levels.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

Sub-Advisors:

Jacobs Levy Equity Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

Stock selection was strong in the financial sector over the period, partially offsetting weak stock selection in other sectors. Sector weights relative to the Russell Midcap Value Index helped returns — led by an overweighting in the utilities sector, which was the strongest-performing sector in the index. Having a lower price-to-earnings ratio than the index contributed to performance, as this valuation metric was rewarded over the period.

On the negative side, overall stock selection was weak, especially in the consumer discretionary, industrial, and materials sectors. The worst individual detractor was an overweighting in a consumer discretionary stock, Lear Corp. Although sector weights relative to the index were favorable overall, an overweighting in the information technology sector hurt returns. Also, over the period the Portfolio had an overweighting in stocks that exhibited higher volatility on average than those within the index, which detracted from returns.

What are the effects of investment strategies and techniques on account performance?

Jacobs Levy believes the market is permeated with inefficiencies that are substantial enough in number and effect to offer opportunities for profitable active investment. They use intensive statistical modeling of a wide range of stocks and a variety of proprietary factors to detect and exploit these opportunities. Jacobs Levy uses a quantitative approach to build a diversified portfolio of mid-cap stocks.

Were there any changes to the Portfolio’s composition during the fiscal year?

In October 2008, Neuberger Berman was terminated as a sub-advisor for this investment option due to poor performance. Jacobs Levy took over management of the Neuberger Berman assets and now manages 100% of the Portfolio.

Money Market Account

Average Annual Total Returns
as of December 31, 2008

	Inception
Class	Date	1 Year	5 Year	10 Year

Class 1	03/18/1983	2.58%	3.15%	3.27%
Class 2	01/08/2007	2.33%	2.83%	2.93%

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Sub-Advisor:

Principal Global Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

The Portfolio’s allocation to Variable Rate Demand Notes (VRDNs) contributed positively to performance. The commercial paper market became calmer during the fourth quarter of the period. While rates continued to decline, the tiering between financial credits and industrial credits stabilized. One-month commercial paper rates, which started the period at 4.52%, ended the period at 0.50%. Throughout the year, the Portfolio’s exposures to asset-backed commercial paper and financial credits were adjusted due to the continued stress in the market.

What are the effects of investment strategies and techniques on account performance?

The Portfolio’s investment strategies share a consistent focus on relative value and disciplined risk management. The investment process is research-driven, with an emphasis on bottom-up portfolio construction techniques. While macroeconomic research is an integral part of the Portfolio’s process, aggressive shifts in portfolio duration based on expectations for short-term movements in interest rates are not part of the overall process.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

Sub-Advisor:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

With the overall flight to quality and sharply falling interest rates over the period, the Portfolio’s low-coupon agency mortgage-backed securities (MBS) helped performance the most. With their implied government guarantee (even as Fannie Mae and Freddie Mac were put into conservatorship), price transparency, and high degree of liquidity, agency MBS performed much better than most spread products. Lower-coupon MBS performed the best, as they benefited from their longer duration. The Portfolio’s holdings of U.S. Treasuries also helped performance a great deal as Treasuries were the best-performing asset class for the year, due to investors seeking out the most liquid, least risky sectors. Additionally, the Portfolio’s holdings of agency debt, such as Federal Home Loan Bank and Farm Credit Bank securities, performed very well during the period as this debt was also seen as having an implied government guarantee, which accounted for its positive performance.

On the negative side, the performance of the Portfolio’s non-agency collateralized mortgage obligations (CMOs) was the biggest detractor during the period. Forced selling by leveraged accounts and large numbers of downgrades by the rating agencies, as well as generally poor underlying collateral performance, combined to drive non-agency spreads out to historically wide levels across the sector. Although the collateral backing the vast majority of the Portfolio’s non-agency CMOs performed quite well, they were pushed down along with the entire sector. Additionally, the Portfolio’s agency hybrid, adjustable-rate MBS underperformed as supply dried up and investors focused on more liquid fixed-rate agency MBS. The Portfolio’s underweighting in Ginnie Mae MBS also hurt performance as those securities outperformed due to their full guarantee by the U.S. government.

What are the effects of investment strategies and techniques on account performance?

The Portfolio manager emphasizes a value-based, bottom-up approach to picking individual securities. Mortgage-backed securities and collateralized mortgage obligations comprise the majority of portfolio holdings, while a small allocation to Treasury and agency securities is used to manage liquidity and duration. The manager strives to keep the Portfolio’s duration close to that of its benchmark to prevent performance from being whipsawed or left behind by large interest rate movements.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

Sub-Advisors:

Principal Management Corporation/Principal Global Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

The Principal High Yield Fund I, sub-advised by Lehman Brothers and J.P. Morgan, outperformed its index for the period. Also, the Portfolio’s domestic equity options as a weighted aggregate outperformed the Russell 3000® Index. On the negative side, during the period, fixed-income investors had a flight toward quality into U.S. Treasury and agencies, leaving all other fixed-income sectors in a downward spiral. Because most of the underlying fixed-income funds used within the Principal LifeTime options tend to have an underweighting in Treasuries and agencies, the Portfolio’s fixed-income options struggled. Also, the Principal Emerging Markets Fund, sub-advised by Principal Global Investors, detracted, as emerging markets was the worst-performing asset class for the period (after enjoying five years of unprecedented growth).

What are the effects of investment strategies and techniques on account performance?

The Principal LifeTime 2010 Portfolio is well-diversified by asset class and underlying fund. The major asset classes of the Portfolio (U.S. equities, non-U.S. equities, and fixed income) are constructed to provide diversification by investment process, style, and investment manager. Overall exposures to growth, value, market-cap, and other characteristics are carefully monitored and neutralized where possible.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

Sub-Advisors:

Principal Management Corporation/Principal Global Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

The Principal Real Estate Securities Fund, sub-advised by Principal Real Estate Investors, outperformed its benchmark for the period. Also, the Principal LargeCap Blend Fund I, sub-advised by Goldman Sachs, added to relative performance in 2008, following a difficult time keeping up with its benchmark in 2007. The Principal LargeCap Value Fund and Principal SmallCap Value Fund, sub-advised by Principal Global Investors, added strong relative performance over the past year as well.

On the negative side. the fixed-income options struggled (led by the Principal Preferred Securities Fund, sub-advised by Spectrum Asset Management). During the period, fixed-income investors had a flight toward quality into U.S. Treasury and agencies, leaving all other fixed-income sectors in a downward spiral. Because most of the underlying fixed-income funds used within the Principal LifeTime options tend to have an underweighting in Treasuries and agencies, most of the Portfolio’s fixed-income options experienced poor relative performance. The Principal Emerging Markets Fund, sub-advised by Principal Global Investors, also detracted, as emerging markets was the worst-performing asset class for the period (after enjoying five years of unprecedented growth).

What are the effects of investment strategies and techniques on account performance?

The Principal LifeTime 2020 Portfolio is well-diversified by asset class and underlying fund. The major asset classes of the Portfolio (U.S. equities, non-U.S. equities, and fixed income) are constructed to provide diversification by investment process, style, and investment manager. Overall exposures to growth, value, market-cap, and other characteristics are carefully monitored and neutralized where possible.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

Sub-Advisors:

Principal Management Corporation/Principal Global Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

The Principal Real Estate Securities Fund, sub-advised by Principal Real Estate Investors, outperformed its benchmark for the period. Also, the Principal LargeCap Blend Fund I, sub-advised by Goldman Sachs, added to relative performance in 2008, following a difficult time keeping up with its benchmark in 2007. The Principal LargeCap Value Fund and Principal SmallCap Value Fund, sub-advised by Principal Global Investors, added strong relative performance over the past year as well.

On the negative side. the fixed-income options struggled (led by the Principal Preferred Securities Fund, sub-advised by Spectrum Asset Management). During the period, fixed-income investors had a flight toward quality into U.S. Treasury and agencies, leaving all other fixed-income sectors in a downward spiral. Because most of the underlying fixed-income funds used within the Principal LifeTime options tend to have an underweighting in Treasuries and agencies, most of the Portfolio’s fixed-income options experienced poor relative performance. The Principal Emerging Markets Fund, sub-advised by Principal Global Investors, also detracted, as emerging markets was the worst-performing asset class for the period (after enjoying five years of unprecedented growth).

What are the effects of investment strategies and techniques on account performance?

The Principal LifeTime 2030 Portfolio is well-diversified by asset class and underlying fund. The major asset classes of the Portfolio (U.S. equities, non-U.S. equities, and fixed income) are constructed to provide diversification by investment process, style, and investment manager. Overall exposures to growth, value, market-cap, and other characteristics are carefully monitored and neutralized where possible.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

Sub-Advisors:

Principal Management Corporation/Principal Global Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

The Principal Real Estate Securities Fund, sub-advised by Principal Real Estate Investors, outperformed its benchmark for the period. Also, the Principal LargeCap Blend Fund I, sub-advised by Goldman Sachs, added to relative performance in 2008, following a difficult time keeping up with its benchmark in 2007. The Principal LargeCap Value Fund and Principal SmallCap Value Fund, sub-advised by Principal Global Investors, added strong relative performance over the past year as well.

On the negative side, the fixed-income options struggled (led by the Principal Preferred Securities Fund, sub-advised by Spectrum Asset Management). During the period, fixed-income investors had a flight toward quality into U.S. Treasury and agencies, leaving all other fixed-income sectors in a downward spiral. Because most of the underlying fixed-income funds used within the Principal Li feTime options tend to have an underweighting in Treasuries and agencies, most of the Portfolio’s fixed-income options experienced poor relative performance. Also, the Principal Emerging Markets Fund, sub-advised by Principal Global Investors, also detracted, as emerging markets was the worst-performing asset class for the period (after enjoying five years of unprecedented growth).

What are the effects of investment strategies and techniques on account performance?

The Principal LifeTime 2040 Portfolio is well-diversified by asset class and underlying fund. The major asset classes of the Portfolio (U.S. equities, non-U.S. equities, and fixed income) are constructed to provide diversification by investment process, style, and investment manager. Overall exposures to growth, value, market-cap, and other characteristics are carefully monitored and neutralized where possible.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

Sub-Advisors:

Principal Management Corporation/Principal Global Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

The Principal Real Estate Securities Fund, sub-advised by Principal Real Estate Investors, outperformed its benchmark for the period. Also, the Principal LargeCap Blend Fund I, sub-advised by Goldman Sachs, added to relative performance in 2008, following a difficult time keeping up with its benchmark in 2007. The Principal LargeCap Value Fund and Principal SmallCap Value Fund, sub-advised by Principal Global Investors, added strong relative performance over the past year as well.

On the negative side, the fixed-income options struggled (led by the Principal Preferred Securities Fund, sub-advised by Spectrum Asset Management). During the period, fixed-income investors had a flight toward quality into U.S. Treasury and agencies, leaving all other fixed-income sectors in a downward spiral. Because most of the underlying fixed-income funds used within the Principal Li feTime options tend to have an underweighting in Treasuries and agencies, most of the Portfolio’s fixed-income options experienced poor relative performance. Also, the Principal Emerging Markets Fund, sub-advised by Principal Global Investors, also detracted, as emerging markets was the worst-performing asset class for the period (after enjoying five years of unprecedented growth).

What are the effects of investment strategies and techniques on account performance?

The Principal LifeTime 2050 Portfolio is well-diversified by asset class and underlying fund. The major asset classes of the Portfolio (U.S. equities, non-U.S. equities, and fixed income) are constructed to provide diversification by investment process, style, and investment manager. Overall exposures to growth, value, market-cap, and other characteristics are carefully monitored and neutralized where possible.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

Sub-Advisors:

Principal Management Corporation/Principal Global Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

Fixed income (of which the majority of the Portfolio is comprised) significantly outperformed equities for the period, as domestic and international equities saw double-digit negative absolute returns. The Principal High Yield Fund I, sub-advised by Lehman Brothers and J.P. Morgan, added value by outperforming its index. Also, the Portfolio’s domestic equity funds as a weighted aggregate outperformed the Russell 3000® Index, which benefited returns.

On the negative side, the fixed-income options struggled (led by the Principal Preferred Securities Fund, sub-advised by Spectrum Asset Management). During the period, fixed-income investors had a flight toward quality into U.S. Treasury and agencies, leaving all other fixed-income sectors in a downward spiral. Because most of the underlying fixed-income funds used within the Principal Li feTime options tend to have an underweighting in Treasuries and agencies, most of the Portfolio’s fixed-income options experienced poor relative performance. Also, the Principal Emerging Markets Fund, sub-advised by Principal Global Investors, also detracted, as emerging markets was the worst-performing asset class for the period (after enjoying five years of unprecedented growth).

What are the effects of investment strategies and techniques on account performance?

The Principal LifeTime Strategic Income Portfolio is well-diversified by asset class and underlying fund. The major asset classes of the Portfolio (U.S. equities, non-U.S. equities, and fixed income) are constructed to provide diversification by investment process, style, and investment manager. Overall exposures to growth, value, market-cap, and other characteristics are carefully monitored and neutralized where possible.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

Sub-Advisor:

Principal Real Estate Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

Stock selection within the regional mall sector was the key contributor to positive performance over the period, particularly the avoidance of mall owner Macerich. Overweighting large operator Simon Property Group also added value. Stock selection in general was beneficial throughout the year. Selections in industrials were helpful. Holding an overweight in ProLogis early in the year, then selling off before its large fall in value in the fourth quarter, was a large contributor. Finally, the decision to overweight Tanger Outlet Centers for the entire period proved favorable, as this stock had a positive absolute return with its strong fundamentals.

On the negative side, the key detractor was lack of exposure to HCP, a large health care sector constituent which outperformed the benchmark significantly. An underweighting in the health care sector hurt returns as well, as health care was a solidly defensive sector. Finally, under-allocating the mixed-industrial and office sector detracted from performance. Though there was very good stock selection in this sector, the underweighting significantly offset the positive impact good stock selection potentially could have provided.

What are the effects of investment strategies and techniques on account performance?

The Portfolio’s philosophy is that superior returns are achieved by investing in high-quality companies expected to experience favorable trends without overpaying for them. The Portfolio’s strategy encompasses a bottom-up, fundamental research-based process that includes index-relative portfolio construction with a quality bias.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

Sub-Advisor:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

The Portfolio’s exposure to large-cap holdings, both value and growth, continued to be primary contributors to relative portfolio performance as these asset classes outperformed both their respective benchmarks and the S&P 500. Additionally, on the fixed-income side, exposure to government securities added value through strong results versus the Barclays Capital Aggregate Bond Index. On the negative side, portfolio allocations to high-yield and investment-grade corporate bonds were primary detractors as these asset classes significantly lagged the Barclays Capital Aggregate Bond Index. Exposure to mid-cap growth holdings also hurt returns, as this asset class underperformed both the S&P 500 and its respective benchmark.

What are the effects of investment strategies and techniques on account performance?

The Portfolio is actively managed through a continuous, disciplined process designed to benefit from changing investment and economic conditions. This process begins with the development of strategic, long-term asset allocation targets. The managers then develop a financial and economic outlook, use this outlook to assign a risk level to the Portfolio, adjust the Portfolio’s mix of asset classes according to the assigned risk, and repeat this process on a continual basis.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

Sub-Advisor:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

The Portfolio’s exposure to large-cap holdings, both value and growth, continued to be primary contributors to relative portfolio performance as these asset classes outperformed both their respective benchmarks and the S&P 500. Additionally, on the fixed-income side, exposure to government securities added value through strong results versus the Barclays Capital Aggregate Bond Index. On the negative side, portfolio allocations to high-yield and investment-grade corporate bonds were primary detractors as these asset classes significantly lagged the Barclays Capital Aggregate Bond Index. Exposure to mid-cap growth holdings also hurt returns, as this asset class underperformed both the S&P 500 and its respective benchmark.

What are the effects of investment strategies and techniques on account performance?

The Portfolio is actively managed through a continuous, disciplined process designed to benefit from changing investment and economic conditions. This process begins with the development of strategic, long-term asset allocation targets. The managers then develop a financial and economic outlook, use this outlook to assign a risk level to the Portfolio, adjust the Portfolio’s mix of asset classes according to the assigned risk, and repeat this process on a continual basis.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

Sub-Advisor:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

The Portfolio’s exposure to large-cap holdings, both value and growth, continued to be primary contributors to relative portfolio performance as these asset classes outperformed both their respective benchmarks and the S&P 500. Additionally, on the fixed-income side, exposure to government securities added value through strong results versus the Barclays Capital Aggregate Bond Index. On the negative side, portfolio allocations to high-yield and investment-grade corporate bonds were primary detractors as these asset classes significantly lagged the Barclays Capital Aggregate Bond Index. Exposure to mid-cap growth holdings also hurt returns, as this asset class underperformed both the S&P 500 and its respective benchmark.

What are the effects of investment strategies and techniques on account performance?

The Portfolio is actively managed through a continuous, disciplined process designed to benefit from changing investment and economic conditions. This process begins with the development of strategic, long-term asset allocation targets. The managers then develop a financial and economic outlook, use this outlook to assign a risk level to the Portfolio, adjust the Portfolio’s mix of asset classes according to the assigned risk, and repeat this process on a continual basis.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

Sub-Advisor:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

On the fixed-income side, the Portfolio’s exposure to government securities added to performance through strong results versus the Barclays Capital Aggregate Bond Index. Within domestic equities, the Portfolio’s exposure to large-cap holdings, both value and growth, continued to be primary contributors to relative portfolio performance as these asset classes outperformed both their respective benchmarks and the S&P 500. On the negative side, the Portfolio’s allocations to high-yield and investment-grade corporate bonds were primary detractors from performance as these asset classes significantly lagged the Barclays Capital Aggregate Bond Index. Additionally, the exposure to preferred securities hurt returns because this asset class underperformed the Barclays Capital Aggregate Bond Index and considerably lagged its respective asset class benchmark.

What are the effects of investment strategies and techniques on account performance?

The Portfolio is actively managed through a continuous, disciplined process designed to benefit from changing investment and economic conditions. This process begins with the development of strategic, long-term asset allocation targets. The managers then develop a financial and economic outlook, use this outlook to assign a risk level to the Portfolio, adjust the Portfolio’s mix of asset classes according to the assigned risk, and repeat this process on a continual basis.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

Sub-Advisor:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

Within domestic equities, the Portfolio’s exposure to large-cap holdings, both value and growth, were primary contributors to positive relative performance as these asset classes outperformed both their respective benchmarks and the S&P 500. On the fixed-income side, the Portfolio’s exposure to cash holdings added value through strong results versus the S&P 500. On the negative side, the Portfolio’s exposure to mid-cap growth holdings hurt returns, as this asset class underperformed both the S&P 500 and its respective benchmark. Also, the allocations to international holdings (both developed and emerging market securities) detracted as these asset classes considerably underperformed their domestic counterparts (as measured by the S&P 500).

What are the effects of investment strategies and techniques on account performance?

The Portfolio is actively managed through a continuous, disciplined process designed to benefit from changing investment and economic conditions. This process begins with the development of strategic, long-term asset allocation targets. The managers then develop a financial and economic outlook, use this outlook to assign a risk level to the Portfolio, adjust the Portfolio’s mix of asset classes according to the assigned risk, and repeat this process on a continual basis.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

Sub-Advisor:

Principal Global Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

Over much of the period, the Portfolio was positioned with a longer duration than that of the index, which proved beneficial as interest rates fell during the period. On the negative side, the Portfolio’s underweighted sector allocations to U.S. Treasuries and agencies detracted most from performance, as these were the best-performing sectors throughout the period. The Portfolio’s out-of-index weighting to securitized assets also hindered performance.

What are the effects of investment strategies and techniques on account performance?

The Portfolio’s investment strategies share a consistent focus on relative value and disciplined risk management. The investment process is research-driven, with an emphasis on bottom-up portfolio construction techniques. While macroeconomic research is an integral part of the Portfolio’s process, aggressive shifts in portfolio duration based on expectations for short-term movements in interest rates are not part of the overall process. Value is added through multiple sources, with a primary emphasis on sector and subsector as well as yield-curve positioning and individual selection.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

Sub-Advisor:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

The Portfolio’s holdings of U.S. Treasuries and agency debt had the greatest positive impact on performance. As the credit crisis evolved, investors bought the safest, most liquid bonds they could find, leading to the outperformance of these sectors. The Portfolio’s holdings of agency collateralized mortgage obligations (CMOs) also performed well. While the spread on these securities widened out as the crisis unfolded, they tightened back in at the end of the year, leading to overall good performance. Performance also benefited by underweighting the asset-backed securities (ABS) sector. This sector, which includes subprime home equity securities and other consumer borrowing-related securities, performed poorly as housing and the economy slowed. Having no subprime mortgage securities and overall limited ABS exposure in the Portfolio helped performance for the period.

On the negative side, the greatest negative impact on the Portfolio’s performance came from its non-agency CMO positions. Although the majority of the Portfolio’s non-agency CMOs performed well from a credit standpoint, nearly all were hurt by lack of liquidity and price transparency, leading to large price declines. The real estate investment trust sector also significantly hurt performance. The sector was negatively impacted by fears of a commercial real estate meltdown, and the Portfolio’s overweighting in the category compounded the problem. Individual holdings of certain corporate bonds also negatively impacted the Portfolio. Specifically, banks such as Washington Mutual and building products companies such as Mohawk Industries and Vulcan Materials were among the worst-performing bonds in the Portfolio.

What are the effects of investment strategies and techniques on account performance?

The portfolio manager takes a flexible investment approach. He selects securities from multiple fixed-income asset classes that are arrayed along the front part of the yield curve. The manager also looks for value in lower-rated corporate securities while maintaining the Portfolio’s high overall credit rating. Comprehensive credit research is conducted to identify opportunities among out-of-favor sectors and securities.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

Sub-Advisor:

Principal Global Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

Offsetting some of the year’s weak performance were positive contributions from the consumer discretionary, consumer staples, and telecommunication services sectors. The Portfolio’s consumer discretionary and consumer staples holdings performed well due to their favorable exposure to companies that were more insulated from the economic downturn. In telecommunication services, the Portfolio held mostly higher-quality, lower-debt companies, which performed better than lower-quality, higher-debt companies.

On the negative side, the Portfolio’s holdings in the industrial, financial, and energy sectors were the weakest performers, primarily due to poor stock selection. In the industrial sector, the Portfolio’s commercial aerospace holdings were especially weak on concerns about the slowing economy and continued delays in the development of Boeing’s 787 Dreamliner. Furthermore, the Portfolio’s holdings in the transportation industries included companies that provide ocean shipping of raw materials. Shares of these shipping companies declined sharply on worries about how much the slowing global economy global credit crisis would affect shipping volumes and rates. Poor performance in the financial sector was primarily due to the Portfolio’s various exposures to real estate adversely affected by the slowing economy and credit crisis. Notably weak among the holdings were commercial banks involved in construction and real estate lending, as well as real estate investment trusts involved in commercial mortgages and hotel lodging. Finally, the failure to hold just a couple of the best-performing energy stocks accounted for most of the performance shortfall in that sector.

What are the effects of investment strategies and techniques on account performance?

The Portfolio’s investment philosophy is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. The Portfolio focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuations. Stock selection is the primary driver of relative performance, and unintended portfolio risks are neutralized.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

Sub-Advisors:

UBS Global Asset Management (Americas) Inc., Emerald Advisers Inc., and Essex Investment Management Company, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

A lower exposure to the most volatile stocks helped returns. A lower price/earnings profile was also rewarded. The top-contributing stocks were overweightings in Petrohawk Energy and Thoratec Corp., which performed relatively well, and an underweighting in laggard Hologic, Inc.

On the negative side, industry selection hindered returns due to overweightings in the weak-performing semiconductors and health care equipment and services sectors, and underweightings in the strong-performing pharmaceuticals and biotech. Security selection also detracted from performance, with particularly weak results in industrials and information technology. Within industrials, an overweighting in underperformers Aar Corp. and Taser International, as well as an underweighting in Walker Industries, which did well, detracted the most. Within information technology, an out-of-index exposure to Nuance Communications and overweightings in Ultimate Software Group and Technitrol were not rewarded.

What are the effects of investment strategies and techniques on account performance?

UBS is responsible for approximately 41% of the overall Portfolio assets. A quantitative valuation model is used to identify a targeted buy list of stocks using three primary factors: earnings revisions, analyst diffusion ((up estimates - down estimates) / total estimates), and the 12-month stock price return. Each stock is ranked in quintiles, with the top quintile as the targeted buy list. More traditional in-depth fundamental analysis is applied to provide confirmation of the earnings growth story. Emerald is responsible for approximately 48% of the overall Portfolio assets. Emerald is a small-cap growth stock specialist that uses in-depth research to identify attractive small-cap growth companies. Essex is responsible for approximately 11% of the overall Portfolio assets. Essex uses a focused and disciplined level of fundamental security analysis. They identify companies in the early stages of positive business and earnings change. Essex focuses on micro-cap stocks in addition to small caps. This micro-cap bet should help to reduce the market cap of the overall Portfolio.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

Sub-Advisors:

J.P. Morgan Investment Management, Inc. and Mellon Capital Management

What contributed to or detracted from Portfolio performance during the fiscal year?

A higher price-to-book profile and a lower price-to-earnings profile relative to the index benefited the Portfolio, as these characteristics were rewarded. A lower exposure (than in the index) to some of the most volatile stocks in the index was also favorable. On the negative side, security selection, particularly in energy and industrials, was the primary hindrance to performance. Weak results in energy stemmed from an overweighting in Stone Energy, a lack of exposure to top-performing Encore Acquisition, and an underweighting in Whiting Pete. Within industrials, overweightings in weak performers DeLuxe Check and Graftech International, and an out-of-index exposure to Barnes Group, were particularly unfavorable.

What are the effects of investment strategies and techniques on account performance?

JPMorgan is responsible for approximately 75% of the overall Portfolio assets. JPMorgan’s investment process starts with a disciplined quantitative ranking methodology that identifies stocks in each economic sector that have positive trends in price momentum with attractive relative valuations. Management then uses a quadratic optimization to create a portfolio of well-diversified, compensated risks that seeks to deliver consistent returns. For each trade suggested by the optimization, the Portfolio managers do in-depth fundamental research to ensure that the trade meets the original investment thesis (strong momentum with good relative value). Finally, sophisticated trading techniques ensure that the trades are executed in a cost-effective manner, ensuring that trading costs do not unduly encumber the alpha of the strategy.

Mellon Capital is responsible for approximately 25% of the overall Portfolio assets. Mellon employs a structured process that utilizes 18 quantitative models whose respective weightings are rotated over time. Mellon’s research indicates that the breadth of fundamental characteristics included in the quantitative valuation model and the adaptive nature of the valuation model in shifting emphasis among those factors as investor preferences change provide a framework for consistent outperformance. The majority of the stock characteristics included in the valuation model reflect fundamental health in the underlying company. However, periods of speculative zeal for low quality, fundamentally-weak stocks pose a performance challenge. Additionally, the process looks to provide the majority of the returns through stock selection, and will look to minimize certain risks such as beta, sector drift, style drift, and market cap drift.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

Sub-Advisor:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

Aiding performance was an underweighting in energy and an overweighting in health care, but in general the net effect of various sector allocations was a neutral to performance. Stock selection was positive for the year, with a spate of mergers and acquisitions helping performance for some of the Portfolio’s holdings. UnionBanCal was acquired by The Bank of Tokyo-Mitsubishi, and it is expected that Genentech will merge with Roche Holding, a leader in molecular diagnostics. Furthermore, Mentor Corp. was a positive contributor due to its pending sale to Johnson & Johnson. On the negative side, an overweighting in technology hurt performance. Also, Nabors Industries was a poor performer, being hurt by falling natural gas prices, and Red Lion Hotels was negatively impacted by the slowing economy.

What are the effects of investment strategies and techniques on account performance?

The Portfolio utilizes a unique approach that blends a regional investment focus with the flexibility to invest in companies of any size. Its Seattle-based manager invests in companies located, or doing significant business in, Alaska, California, Oregon, or Washington — a region ranking among the largest economies in the world. With the ability to invest in companies of any size, the manager seeks high-quality businesses trading at reasonable prices, possessing competitive advantages, and competing in industries with barriers to entry.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

Glossary

Barclays Capital Aggregate Bond Index (Formerly known as Lehman Brothers Aggregate Bond Index) is an unmanaged index of domestic, taxable fixed-income securities. The index covers the U.S. investment-grade bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Barclays Capital Government/Mortgage Index (Formerly known as Lehman Brothers Government/Mortgage Index) is a combination of the unmanaged Barclays Capital Government Index and the unmanaged Barclays Capital Mortgage Backed Securities (MBS) Index. The Barclays Capital Government Index includes all government bonds including, but not limited to, U.S. Treasury bonds and government-sponsored agency securities, with no maturity restrictions. The MBS Index includes all securitized mortgage pools by GNMA, FNMA, and FHLMC.

Barclays Capital 1-3 Years Government/Credit Index (Formerly known as Lehman Brothers 1-3 Year Government/Credit Index) represents a combination of the Government and Corporate Bond indices with maturities between one and three years.

Capital Market Benchmark is intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: SAM Balanced Portfolio: 60% S&P 500/40% Barclays Capital Aggregate Bond Index; SAM Conservative Balanced Portfolio: 40% S&P 500/60% Barclays Capital Aggregate Bond Index; SAM Conservative Growth Portfolio: 80% S&P 500/20% Barclays Capital Aggregate Bond Index; and SAM Flexible Income Portfolio: 20% S&P 500/80% Barclays Capital Aggregate Bond Index.

Citigroup Broad Investment-Grade Credit 1-3 Years Index is an unmanaged index of bonds designed to track the performance of bonds issued in the U.S. investment-grade bond market which have maturities 1-3 years.

Citigroup Broad Investment-Grade Index is an unmanaged index of bonds designed to track the performance of bonds issued in the U.S. investment-grade bond market.

Citigroup Extended Market Index (EMI) World ex-US is an unmanaged index of the stock returns of the smallest 20% of companies of each individual country included in the index.

Citigroup Mortgage Index reflects new issuance and principal paydowns of mortgage pools including GNMA, FNMA, and FHLMC pass-throughs and is re-constituted each month.

Dow Jones U.S. Moderate Portfolio Index is a benchmark designed for asset allocation strategists (portfolio builders) who are willing to take 60% of the risk of the U.S. securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds and cash. The DJ 60% U.S. Portfolio Index is the efficient allocation of stocks, bonds and cash in a portfolio whose semi deviation is 60% of the annualized 36 month historic semi deviation of the Dow Jones 100% U.S. Portfolio Index. Stocks are represented by the DJ100%USPI. Bonds are represented by an equal weighting of the following three bond indexes with monthly rebalancing: Lehman Government Bonds Index, Lehman Corporate Bonds Index and Lehman Mortgage-Backed Bonds Index. Cash is represented by the 91-Day T-Bill auction average. The efficient portfolio is updated monthly.

Morgan Stanley Capital International All Country World ex-US Index (MSCI ACWI ex-US Index) is a market capitalization-weighted index designed to measure equity market performance in 47 global developed and emerging markets, excluding the U.S.

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, and Far East) Index is an unmanaged index that measures the stock returns of companies in developed economies outside of North America.

Morgan Stanley Capital International (MSCI) — Emerging Markets NDTR D Index measures equity market performance in the global emerging markets. It consists of 26 emerging market countries in Europe, Latin America and the Pacific Basin.

Morgan Stanley Capital International (MSCI) US REIT Index is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.

Morningstar Conservative Allocation Category Average is an average of the net asset value (NAV) returns of domestic mutual funds with 20-50% invested in equities and 50-80% invested in fixed income and cash.

Morningstar Diversified Emerging Markets Category Average is an average of the net asset value (NAV) returns of diversified emerging markets mutual funds which invest in companies in developing nations.

Morningstar Foreign Large Blend Category Average is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.

Morningstar Foreign Small/Mid Growth Category Average is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in small- and mid-sized international stocks that are growth-oriented. Small-cap and mid-cap stocks have market capitalizations less than $5 billion. Growth is defined based on high price-to-book and price-to-cash flow ratios, relative to the MSCI EAFE index.

Morningstar Intermediate-Term Bond Category Average is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.

Morningstar Intermediate Government Category Average is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations between 3.5 and 6 years.

Morningstar Large Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Large Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in large companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.

Morningstar Large Value Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more stable stock prices.

Morningstar Mid-Cap Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Mid-Cap Growth Category Average is an average of net asset value (NAV) returns of mutual funds that typically focus on mid-size companies that are projected to grow faster than average. Many of these mutual funds focus on companies in rapidly expanding industries.

Morningstar Mid-Cap Value Category Average is an average of net asset value (NAV) returns of mid-cap value mutual funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.

Morningstar Moderate Allocation Category Average is an average of the net asset value (NAV) returns of mutual funds with 50-70% invested in equities and the remainder invested in fixed income and cash.

Morningstar Short-Term Bond Category Average is an average of net asset value (NAV) returns of mutual funds that invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt which have durations between 1 and 3.5 years.

Morningstar Small Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on small companies that are fairly representative of the overall stock market in terms of valuations.

Morningstar Small Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in small companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly expanding industries.

Morningstar Small Value Category Average is an average of net asset value (NAV) returns of small-cap value mutual funds that invest in less popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.

Morningstar Specialty — Real Estate Category Average is an average of net asset value (NAV) returns of mutual funds that invest primarily in real estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.

Morningstar Target-Date 2000-2014 Category Average portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.

Morningstar Target-Date 2015-2029 Category Average portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.

Morningstar Target-Date 2030+ Category Average portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.

Principal LifeTime 2010 Blended Index is composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2010 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2020 Blended Index is composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2020 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2030 Blended Index is composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2030 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2040 Blended Index is composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2040 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2050 Blended Index is composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2050 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime Strategic Income Blended Index is composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime Strategic Income Fund.

Russell 1000® Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. Companies included are large.

Russell 1000® Value Index is an unmanaged index that measures the investment returns of stocks in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. Companies included are large.

Russell 2000® Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. Companies included are medium-size to small.

Russell 2000® Index is an unmanaged index that measures the investment returns of the 2,000 smallest stocks in the Russell 3000® Index. Companies included are medium-size to small.

Russell 2000® Value Index is an unmanaged index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index is constructed to provide a comprehensive barometer of the broad market and accounts for nearly 98% of the total value of all equity traded on the U.S. exchanges. It measures the stocks that are also members of either the Russell 1000® or the Russell 2000® indexes.

Russell Midcap® Index is an unmanaged index that measures the investment returns of the 800 smallest stocks in the Russell 1000® Index.

Russell Midcap® Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth rates.

Russell Midcap® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those Russell Midcap companies with lower price-to-book value ratios and lower forecasted growth values.

S&P 400 MidCap Index includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle-capitalization range.

S&P 500/Citigroup Value Index is a multi-factor style series covering the entire market capitalization of the S&P 500.

S&P 500 is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market. Included are the stocks of industrial, financial, utility, and transportation companies.

Intentionally Left Blank

SHAREHOLDER EXPENSE EXAMPLE PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2008 (unaudited)

As a shareholder of Principal Variable Contracts Funds, Inc. you incur ongoing costs, including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Variable Contracts Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, Principal LifeTime Strategic Income Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, or SAM Strategic Growth Portfolio, your fund will indirectly bear its pro rata share of the expenses incurred by the investment companies in which the fund invests. These expenses are not included in the fund’s annualized expense ratio used to calculate the expenses paid in this example. If they were, the expenses paid would be higher. Expenses shown below and on the following pages do not account for fees, expenses and charges of any variable insurance contract or retirement plan. If these fees had been reflected, expenses would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each accounts’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the account’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Variable Contracts Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2008	Annualized
	July 1, 2008	December 31, 2008	to December 31, 2008(a)	Expense Ratio

Asset Allocation Account Class 1
Actual	$1,000.00	$ 807.88	$4.04	0.89%
Hypothetical	1,000.00	1,020.66	4.52	0.89
Balanced Account Class 1
Actual	1,000.00	753.16	3.00	0.68
Hypothetical	1,000.00	1,021.72	3.46	0.68
Bond & Mortgage Securities Account Class 1
Actual	1,000.00	864.14	2.06	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44
Diversified International Account Class 1
Actual	1,000.00	590.68	3.72	0.93
Hypothetical	1,000.00	1,020.46	4.72	0.93
Diversified International Account Class 2
Actual	1,000.00	590.07	4.72	1.18
Hypothetical	1,000.00	1,019.20	5.99	1.18
Equity Income Account Class 1
Actual	1,000.00	770.76	2.36	0.53
Hypothetical	1,000.00	1,022.47	2.69	0.53
Equity Income Account Class 2
Actual	1,000.00	769.75	3.47	0.78
Hypothetical	1,000.00	1,021.22	3.96	0.78

	SHAREHOLDER EXPENSE EXAMPLE
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
	December 31, 2008 (unaudited)

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2008	Annualized
	July 1, 2008	December 31, 2008	to December 31, 2008(a)	Expense Ratio

Government & High Quality Bond Account Class 1
Actual	$1,000.00	$ 984.27	$2.29	0.46%
Hypothetical	1,000.00	1,022.82	2.34	0.46
Income Account Class 1
Actual	1,000.00	960.99	2.56	0.52
Hypothetical	1,000.00	1,022.52	2.64	0.52
Income Account Class 2
Actual	1,000.00	959.75	3.79	0.77
Hypothetical	1,000.00	1,021.27	3.91	0.77
International Emerging Markets Account Class 1
Actual	1,000.00	507.95	5.80	1.53
Hypothetical	1,000.00	1,017.44	7.76	1.53
International SmallCap Account Class 1
Actual	1,000.00	549.01	5.57	1.43
Hypothetical	1,000.00	1,017.95	7.25	1.43
LargeCap Blend Account II Class 1
Actual	1,000.00	708.27	3.39	0.79
Hypothetical	1,000.00	1,021.17	4.01	0.79
LargeCap Blend Account II Class 2
Actual	1,000.00	708.70	4.47	1.04
Hypothetical	1,000.00	1,019.91	5.28	1.04
LargeCap Growth Account Class 1
Actual	1,000.00	638.94	2.93	0.71
Hypothetical	1,000.00	1,021.57	3.61	0.71
LargeCap Growth Account Class 2
Actual	1,000.00	637.91	3.95	0.96
Hypothetical	1,000.00	1,020.31	4.88	0.96
LargeCap Growth Account I Class 1
Actual	1,000.00	654.75	3.29	0.79
Hypothetical	1,000.00	1,021.17	4.01	0.79
LargeCap S&P 500 Index Account Class 1
Actual	1,000.00	714.13	1.25	0.29
Hypothetical	1,000.00	1,023.68	1.48	0.29
LargeCap Value Account Class 1
Actual	1,000.00	734.30	2.70	0.62
Hypothetical	1,000.00	1,022.02	3.15	0.62
LargeCap Value Account II Class 1
Actual	1,000.00	733.48	5.84	1.34
Hypothetical	1,000.00	1,018.40	6.80	1.34
LargeCap Value Account III Class 1
Actual	1,000.00	720.19	3.33	0.77
Hypothetical	1,000.00	1,021.27	3.91	0.77
MidCap Blend Account Class 1
Actual	1,000.00	669.44	2.52	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60
MidCap Growth Account I Class 1
Actual	1,000.00	625.39	3.88	0.95
Hypothetical	1,000.00	1,020.36	4.82	0.95
MidCap Stock Account Class 1
Actual	1,000.00	763.71	3.50	0.79
Hypothetical	1,000.00	1,021.17	4.01	0.79

	SHAREHOLDER EXPENSE EXAMPLE
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
	December 31, 2008 (unaudited)

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2008	Annualized
	July 1, 2008	December 31, 2008	to December 31, 2008(a)	Expense Ratio

MidCap Stock Account Class 2
Actual	$1,000.00	$ 762.63	$ 4.61	1.04%
Hypothetical	1,000.00	1,019.91	5.28	1.04
MidCap Value Account II Class 1
Actual	1,000.00	608.49	4.25	1.05
Hypothetical	1,000.00	1,019.86	5.33	1.05
Money Market Account Class 1
Actual	1,000.00	1,010.72	2.32	0.46
Hypothetical	1,000.00	1,022.82	2.34	0.46
Money Market Account Class 2
Actual	1,000.00	1,009.47	3.59	0.71
Hypothetical	1,000.00	1,021.57	3.61	0.71
Mortgage Securities Account Class 1
Actual	1,000.00	1,032.13	2.61	0.51
Hypothetical	1,000.00	1,022.57	2.59	0.51
Mortgage Securities Account Class 2
Actual	1,000.00	1,030.12	3.88	0.76
Hypothetical	1,000.00	1,021.32	3.86	0.76
Principal LifeTime 2010 Account Class 1
Actual	1,000.00	743.09	0.74	0.17
Hypothetical	1,000.00	1,024.28	0.87	0.17
Principal LifeTime 2020 Account Class 1
Actual	1,000.00	714.54	0.60	0.14
Hypothetical	1,000.00	1,024.43	0.71	0.14
Principal LifeTime 2030 Account Class 1
Actual	1,000.00	696.19	0.81	0.19
Hypothetical	1,000.00	1,024.18	0.97	0.19
Principal LifeTime 2040 Account Class 1
Actual	1,000.00	680.96	0.55	0.13
Hypothetical	1,000.00	1,024.48	0.66	0.13
Principal LifeTime 2050 Account Class 1
Actual	1,000.00	672.99	0.50	0.12
Hypothetical	1,000.00	1,024.53	0.61	0.12
Principal LifeTime Strategic Income Account Class 1
Actual	1,000.00	802.97	0.68	0.15
Hypothetical	1,000.00	1,024.38	0.76	0.15
Real Estate Securities Account Class 1
Actual	1,000.00	694.44	3.83	0.90
Hypothetical	1,000.00	1,020.61	4.57	0.90
Real Estate Securities Account Class 2
Actual	1,000.00	693.04	4.89	1.15
Hypothetical	1,000.00	1,019.36	5.84	1.15
SAM Balanced Portfolio Class 1
Actual	1,000.00	788.26	1.12	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25
SAM Balanced Portfolio Class 2
Actual	1,000.00	786.85	2.25	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50
SAM Conservative Balanced Portfolio Class 1
Actual	1,000.00	839.82	1.25	0.27
Hypothetical	1,000.00	1,023.78	1.37	0.27

	SHAREHOLDER EXPENSE EXAMPLE
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
	December 31, 2008 (unaudited)

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2008	Annualized
	July 1, 2008	December 31, 2008	to December 31, 2008(a)	Expense Ratio

SAM Conservative Balanced Portfolio Class 2
Actual	$1,000.00	$ 838.68	$ 2.40	0.52%
Hypothetical	1,000.00	1,022.52	2.64	0.52
SAM Conservative Growth Portfolio Class 1
Actual	1,000.00	733.21	1.13	0.26
Hypothetical	1,000.00	1,023.83	1.32	0.26
SAM Conservative Growth Portfolio Class 2
Actual	1,000.00	732.06	2.22	0.51
Hypothetical	1,000.00	1,022.57	2.59	0.51
SAM Flexible Income Portfolio Class 1
Actual	1,000.00	882.40	1.23	0.26
Hypothetical	1,000.00	1,023.83	1.32	0.26
SAM Flexible Income Portfolio Class 2
Actual	1,000.00	881.51	2.41	0.51
Hypothetical	1,000.00	1,022.57	2.59	0.51
SAM Strategic Growth Portfolio Class 1
Actual	1,000.00	697.73	1.11	0.26
Hypothetical	1,000.00	1,023.83	1.32	0.26
SAM Strategic Growth Portfolio Class 2
Actual	1,000.00	697.14	2.18	0.51
Hypothetical	1,000.00	1,022.57	2.59	0.51
Short-Term Bond Account Class 1
Actual	1,000.00	914.10	2.50	0.52
Hypothetical	1,000.00	1,022.52	2.64	0.52
Short-Term Income Account Class 1
Actual	1,000.00	975.71	2.68	0.54
Hypothetical	1,000.00	1,022.42	2.75	0.54
Short-Term Income Account Class 2
Actual	1,000.00	971.54	3.92	0.79
Hypothetical	1,000.00	1,021.17	4.01	0.79
SmallCap Blend Account Class 1
Actual	1,000.00	703.94	3.85	0.90
Hypothetical	1,000.00	1,020.61	4.57	0.90
SmallCap Growth Account II Class 1
Actual	1,000.00	650.44	4.48	1.08
Hypothetical	1,000.00	1,019.71	5.48	1.08
SmallCap Growth Account II Class 2
Actual	1,000.00	650.05	5.52	1.33
Hypothetical	1,000.00	1,018.45	6.75	1.33
SmallCap Value Account I Class 1
Actual	1,000.00	758.37	4.46	1.01
Hypothetical	1,000.00	1,020.06	5.13	1.01
SmallCap Value Account I Class 2
Actual	1,000.00	757.77	5.57	1.26
Hypothetical	1,000.00	1,018.80	6.39	1.26
West Coast Equity Account Class 1
Actual	1,000.00	742.11	2.89	0.66
Hypothetical	1,000.00	1,021.82	3.35	0.66
West Coast Equity Account Class 2
Actual	1,000.00	741.07	3.98	0.91
Hypothetical	1,000.00	1,020.56	4.62	0.91

(a) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period)

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2008

			Bond &
			Mortgage
	Asset Allocation	Balanced	Securities
Amounts in thousands, except per share amounts	Account	Account	Account(a)

Investment in securities--at cost	$ 73,775	$ 77,151	$ 503,810

Assets
Investment in securities--at value	$ 68,165	$ 62,741(b)	$ 409,448
Cash	3,098	87	743
Receivables:
Capital Shares sold	2	1	705
Dividends and interest	278	285	3,239
Foreign currency contracts	1,099	–	–
Investment securities sold	3,424	1,413	15,782
Swap premiums paid	–	–	27
Variation margin on futures contracts	266	5	–

Total Assets	76,332	64,532	429,944
Liabilities
Accrued management and investment advisory fees	42	28	124
Accrued directors expenses	1	1	2
Accrued other expenses	13	16	7
Payables:
Capital Shares reacquired	187	87	5,123

Foreign currency contracts	993	–	–
Investment securities purchased	12,028	6,394	94,075
Swap premiums received	–	–	7
Unrealized loss on swap agreements	–	–	276
Collateral obligation on securities loaned, at value	–	1,207	–

Total Liabilities	13,264	7,733	99,614

Net Assets Applicable to Outstanding Shares	$ 63,068	$ 56,799	$ 330,330

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 69,059	$ 78,409	$ 422,916
Accumulated undistributed (overdistributed) net investment income (operating loss)	1,669	2,519	23,725
Accumulated undistributed (overdistributed) net realized gain (loss)	(2,422)	(9,728)	(21,673)
Net unrealized appreciation (depreciation) of investments	(5,345)	(14,401)	(94,638)
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency .	107	–	–

Total Net Assets	$ 63,068	$ 56,799	$ 330,330

Capital Stock (par value: $.01 a share):
Shares authorized	100,000	100,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 63,068	$ 56,799	$ 330,330
Shares issued and outstanding	6,276	5,301	35,314
Net Asset Value per share	$ 10.05	$ 10.71	$ 9.35

(a)	Effective June 13, 2008, Bond Account changed its name to Bond & Mortgage Securities Account.

(b)	Includes fair market value of securities loaned, see "Securities Lending" in Notes to Financial Statements.

See accompanying notes.

50

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2008

	Diversified		Government &
	International	Equity Income	High Quality
Amounts in thousands, except per share amounts	Account	Account(a)	Bond Account

Investment in securities--at cost	$ 373,200	$ 405,180	$ 340,848

Foreign currency--at cost	$ 70	$ –	$ –

Assets
Investment in securities--at value	$ 288,249	$ 334,112	$ 314,954
Foreign currency--at value	70	–	–
Cash	20	18	–
Receivables:
Capital Shares sold	611	4,530	157
Dividends and interest	586	1,394	1,517
Foreign tax refund	19	–	–
Investment securities sold	54	–	6,133

Total Assets	289,609	340,054	322,761
Liabilities
Accrued management and investment advisory fees	196	147	107
Accrued distribution fees	–	7	N/A
Accrued directors expenses	1	2	2
Accrued other expenses	120	2	2
Cash overdraft	–	–	1,723
Payables:
Capital Shares reacquired	53	56	2,463
Investment securities purchased	480	781	46,267
Unrealized loss on swap agreements	–	–	731
Variation margin on futures contracts	–	–	37

Total Liabilities	850	995	51,332

Net Assets Applicable to Outstanding Shares	$ 288,759	$ 339,059	$ 271,429

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 463,567	$ 464,590	$ 285,777
Accumulated undistributed (overdistributed) net investment income (operating loss)	8,881	13,413	15,229
Accumulated undistributed (overdistributed) net realized gain (loss)	(98,718)	(67,876)	(3,140)
Net unrealized appreciation (depreciation) of investments	(84,951)	(71,068)	(26,437)
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency .	(20)	–	–

Total Net Assets	$ 288,759	$ 339,059	$ 271,429

Capital Stock (par value: $.01 a share):
Shares authorized	300,000	200,000	100,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 286,421	$ 304,321	$ 271,429
Shares issued and outstanding	30,954	26,232	25,516
Net Asset Value per share	$ 9.25	$ 11.60	$ 10.64

Class 2: Net Assets	2,338	34,738	N/A
Shares issued and outstanding	252	3,020
Net Asset Value per share	$ 9.27	$ 11.50

(a) Effective June 13, 2008, Equity Income Account I changed its name to Equity Income Account.

See accompanying notes.

51

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2008

		International	International
		Emerging	SmallCap
Amounts in thousands, except per share amounts	Income Account	Markets Account	Account

Investment in securities--at cost	$ 140,568	$ 141,353	$ 107,320

Foreign currency--at cost	$ –	$ 238	$ –

Assets
Investment in securities--at value	$ 127,422	$ 95,889	$ 84,795
Foreign currency--at value	–	237	–
Cash	7	22	19
Receivables:
Capital Shares sold	3	96	64
Dividends and interest	1,933	256	325
Foreign tax refund	–	88	–
Investment securities sold	–	–	59

Total Assets	129,365	96,588	85,262
Liabilities
Accrued management and investment advisory fees	53	95	82
Accrued distribution fees	1	N/A	N/A
Accrued directors expenses	1	1	1
Accrued other expenses	1	114	91
Payables:
Capital Shares reacquired	543	7	7
Investment securities purchased	–	–	18

Total Liabilities	599	217	199

Net Assets Applicable to Outstanding Shares	$ 128,766	$ 96,371	$ 85,063

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 133,502	$ 180,828	$ 157,553
Accumulated undistributed (overdistributed) net investment income (operating loss)	8,208	1,199	1,782
Accumulated undistributed (overdistributed) net realized gain (loss)	202	(40,168)	(51,746)
Net unrealized appreciation (depreciation) of investments	(13,146)	(45,464)	(22,525)
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency .	–	(24)	(1)

Total Net Assets	$ 128,766	$ 96,371	$ 85,063

Capital Stock (par value: $.01 a share):
Shares authorized	200,000	100,000	100,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 120,854	$ 96,371	$ 85,063
Shares issued and outstanding	12,906	10,766	9,312
Net Asset Value per share	$ 9.36	$ 8.95	$ 9.13

Class 2: Net Assets	7,912	N/A	N/A
Shares issued and outstanding	850
Net Asset Value per share	$ 9.30

See accompanying notes.

52

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2008

		LargeCap	LargeCap
	LargeCap Blend	Growth	Growth
Amounts in thousands, except per share amounts	Account II(a)	Account(b)	Account I(c)

Investment in securities--at cost	$ 212,368	$ 219,312	$ 212,857

Assets
Investment in securities--at value	$ 156,878	$ 172,888	$ 157,336
Cash	116	17	10
Receivables:
Capital Shares sold	3,750	148	44
Dividends and interest	340	183	183
Investment securities sold	167	1,094	367
Variation margin on futures contracts	10	–	–

Total Assets	161,261	174,330	157,940
Liabilities
Accrued management and investment advisory fees	97	97	100
Accrued directors expenses	1	1	1
Accrued other expenses	5	2	3
Payables:
Capital Shares reacquired	34	50	94
Investment securities purchased	412	–	604

Total Liabilities	549	150	802

Net Assets Applicable to Outstanding Shares	$ 160,712	$ 174,180	$ 157,138

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 250,953	$ 288,417	$ 255,616
Accumulated undistributed (overdistributed) net investment income (operating loss)	2,917	1,429	–
Accumulated undistributed (overdistributed) net realized gain (loss)	(37,687)	(69,242)	(42,957)
Net unrealized appreciation (depreciation) of investments	(55,471)	(46,424)	(55,521)

Total Net Assets	$ 160,712	$ 174,180	$ 157,138

Capital Stock (par value: $.01 a share):
Shares authorized	300,000	300,000	100,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 159,837	$ 173,642	$ 157,138
Shares issued and outstanding	32,750	17,127	13,407
Net Asset Value per share	$ 4.88	$ 10.14	$ 11.72

Class 2: Net Assets	875	538	N/A
Shares issued and outstanding	179	53
Net Asset Value per share	$ 4.89	$ 10.13

(a)	Effective June 13, 2008, LargeCap Blend Account changed its name to LargeCap Blend Account II.

(b)	Effective June 13, 2008, Growth Account changed its name to LargeCap Growth Account.

(c)	Effective June 13, 2008, Equity Growth Account changed its name to LargeCap Growth Account I.

See accompanying notes.

53

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2008

	LargeCap S&P
	500 Index	LargeCap Value	LargeCap Value
Amounts in thousands, except per share amounts	Account(a)	Account(b)	Account II(c)

Investment in securities--at cost	$ 123,428	$ 169,826	$ 5,167

Assets
Investment in securities--at value	$ 97,244	$ 145,201	$ 3,613
Cash	102	10	248
Receivables:
Capital Shares sold	213	353	156
Dividends and interest	215	356	9
Investment securities sold	–	4,423	11
Variation margin on futures contracts	21	30	2

Total Assets	97,795	150,373	4,039
Liabilities
Accrued management and investment advisory fees	20	72	3
Accrued directors expenses	1	1	–
Accrued other expenses	10	3	2
Payables:
Capital Shares reacquired	9	43	–
Investment securities purchased	78	4,443	11

Total Liabilities	118	4,562	16

Net Assets Applicable to Outstanding Shares	$ 97,677	$ 145,811	$ 4,023

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 125,764	$ 212,726	$ 6,087
Accumulated undistributed (overdistributed) net investment income (operating loss)	3,030	4,632	98
Accumulated undistributed (overdistributed) net realized gain (loss)	(5,013)	(46,991)	(607)
Net unrealized appreciation (depreciation) of investments	(26,104)	(24,556)	(1,555)

Total Net Assets	$ 97,677	$ 145,811	$ 4,023

Capital Stock (par value: $.01 a share):
Shares authorized	100,000	100,000	100,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 97,677	$ 145,811	$ 4,023
Shares issued and outstanding	14,972	7,558	594
Net Asset Value per share	$ 6.52	$ 19.29	$ 6.77

(a)	Effective June 13, 2008, LargeCap Stock Index Account changed its name to LargeCap S&P 500 Index Account.

(b)	Effective June 13, 2008, Capital Value Account changed its name to LargeCap Value Account.

(c)	Effective June 13, 2008, Equity Value Account changed its name to LargeCap Value Account II.

See accompanying notes.

54

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2008

	LargeCap Value	MidCap Blend	MidCap Growth
Amounts in thousands, except per share amounts	Account III(a)	Account(b)	Account I(c)

Investment in securities--at cost	$ 243,566	$ 347,616	$ 58,829

Foreign currency--at cost	$ –	$ 16	$ –

Assets
Investment in securities--at value	$ 182,609	$ 266,002	$ 39,967
Foreign currency--at value	–	15	–
Cash	366	21	402
Receivables:
Capital Shares sold	2,468	2,585	20
Dividends and interest	449	259	65
Investment securities sold	392	584	–

Total Assets	186,284	269,466	40,454
Liabilities
Accrued management and investment advisory fees	111	131	28
Accrued directors expenses	1	2	1
Accrued other expenses	4	4	3
Payables:
Capital Shares reacquired	77	34	–
Investment securities purchased	284	110	–

Total Liabilities	477	281	32

Net Assets Applicable to Outstanding Shares	$ 185,807	$ 269,185	$ 40,422

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 271,770	$ 338,301	$ 64,659
Accumulated undistributed (overdistributed) net investment income (operating loss)	4,346	1,859	58
Accumulated undistributed (overdistributed) net realized gain (loss)	(29,352)	10,639	(5,433)
Net unrealized appreciation (depreciation) of investments	(60,957)	(81,614)	(18,862)

Total Net Assets	$ 185,807	$ 269,185	$ 40,422

Capital Stock (par value: $.01 a share):
Shares authorized	100,000	100,000	100,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 185,807	$ 269,185	$ 40,422
Shares issued and outstanding	24,823	10,798	6,728
Net Asset Value per share	$ 7.49	$ 24.93	$ 6.01

(a)	Effective June 13, 2008, LargeCap Value Account changed its name to LargeCap Value Account III.

(b)	Effective June 13, 2008, MidCap Account changed its name to MidCap Blend Account.

(c)	Effective June 13, 2008, MidCap Growth Account changed its name to MidCap Growth Account I.

See accompanying notes.

55

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2008

	MidCap Stock	MidCap Value	Money Market
Amounts in thousands, except per share amounts	Account	Account II(a)	Account

Investment in securities--at cost	$ 52,791	$ 105,561	$ 470,502

Assets
Investment in securities--at value	$ 50,864	$ 76,768	$ 470,502
Cash	16	10	3,890
Receivables:
Capital Shares sold	25	3,549	523
Dividends and interest	101	363	64
Expense reimbursement from Manager	–	9	–
Investment securities sold	–	66	181
Prepaid expenses	–	–	45

Total Assets	51,006	80,765	475,205
Liabilities
Accrued management and investment advisory fees	30	63	159
Accrued distribution fees	2	N/A	3
Accrued directors expenses	–	1	3
Accrued other expenses	2	4	–
Payables:
Capital Shares reacquired	28	1	4,433
Investment securities purchased	298	109	–

Total Liabilities	360	178	4,598

Net Assets Applicable to Outstanding Shares	$ 50,646	$ 80,587	$ 470,607

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 54,517	$ 144,372	$ 470,905
Accumulated undistributed (overdistributed) net investment income (operating loss)	750	1,520	–
Accumulated undistributed (overdistributed) net realized gain (loss)	(2,694)	(36,512)	(298)
Net unrealized appreciation (depreciation) of investments	(1,927)	(28,793)	–

Total Net Assets	$ 50,646	$ 80,587	$ 470,607

Capital Stock (par value: $.01 a share):
Shares authorized	200,000	100,000	1,500,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 42,469	$ 80,587	$ 455,594
Shares issued and outstanding	5,257	10,225	455,882
Net Asset Value per share	$ 8.08	$ 7.88	$ 1.00

Class 2: Net Assets	8,177	N/A	15,013
Shares issued and outstanding	1,022		15,023
Net Asset Value per share	$ 8.00		$ 1.00

(a) Effective June 13, 2008, MidCap Value Account changed its name to MidCap Value Account II.

See accompanying notes.

56

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2008

	Mortgage	Principal	Principal
	Securities	LifeTime 2010	LifeTime 2020
Amounts in thousands, except per share amounts	Account	Account	Account

Investment in securities--at cost	$ 158,663	$ –	$ –

Investment in affiliated securities--at cost	$ –	$ 49,635	$ 203,903

Assets
Investment in securities--at value	$ 158,189	$ –	$ –
Investment in affiliated securities--at value	–	32,096	126,282
Cash	22	–	–
Receivables:
Capital Shares sold	34	7	74
Dividends and interest	850	101	475

Total Assets	159,095	32,204	126,831
Liabilities
Accrued management and investment advisory fees	66	3	13
Accrued distribution fees	1	N/A	N/A
Accrued directors expenses	–	1	1
Accrued other expenses	1	–	–
Payables:
Capital Shares reacquired	337	87	262
Investment securities purchased	3,894	–	–

Total Liabilities	4,299	91	276

Net Assets Applicable to Outstanding Shares	$ 154,796	$ 32,113	$ 126,555

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 152,493	$ 48,811	$ 200,061
Accumulated undistributed (overdistributed) net investment income (operating loss)	8,724	1,532	4,925
Accumulated undistributed (overdistributed) net realized gain (loss)	(5,947)	(691)	(810)
Net unrealized appreciation (depreciation) of investments	(474)	(17,539)	(77,621)

Total Net Assets	$ 154,796	$ 32,113	$ 126,555

Capital Stock (par value: $.01 a share):
Shares authorized	200,000	100,000	100,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 152,711	$ 32,113	$ 126,555
Shares issued and outstanding	14,852	3,979	15,598
Net Asset Value per share	$ 10.28	$ 8.07	$ 8.11

Class 2: Net Assets	2,085	N/A	N/A
Shares issued and outstanding	203
Net Asset Value per share	$ 10.26

See accompanying notes.

57

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2008

	Principal	Principal	Principal
	LifeTime 2030	LifeTime 2040	LifeTime 2050
Amounts in thousands, except per share amounts	Account	Account	Account

Investment in affiliated securities--at cost	$ 39,750	$ 18,979	$ 12,143

Assets
Investment in affiliated securities--at value	$ 25,362	$ 11,341	$ 7,215
Receivables:
Capital Shares sold	58	5	1
Dividends and interest	106	52	35
Expense reimbursement from Manager	–	5	5

Total Assets	25,526	11,403	7,256
Liabilities
Accrued management and investment advisory fees	2	1	2
Payables:
Capital Shares reacquired	20	34	23

Total Liabilities	22	35	25

Net Assets Applicable to Outstanding Shares	$ 25,504	$ 11,368	$ 7,231

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 39,283	$ 18,822	$ 12,050
Accumulated undistributed (overdistributed) net investment income (operating loss)	754	335	195
Accumulated undistributed (overdistributed) net realized gain (loss)	(145)	(151)	(86)
Net unrealized appreciation (depreciation) of investments	(14,388)	(7,638)	(4,928)

Total Net Assets	$ 25,504	$ 11,368	$ 7,231

Capital Stock (par value: $.01 a share):
Shares authorized	100,000	100,000	100,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 25,504	$ 11,368	$ 7,231
Shares issued and outstanding	3,247	1,432	927
Net Asset Value per share	$ 7.86	$ 7.94	$ 7.80

See accompanying notes.

58

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2008

	Principal
	LifeTime	Real Estate
	Strategic Income	Securities	SAM Balanced
Amounts in thousands, except per share amounts	Account	Account	Portfolio

Investment in securities--at cost	$ –	$ 173,646	$ –

Investment in affiliated securities--at cost	$ 24,206	$ –	$ 599,226

Assets
Investment in securities--at value	$ –	$ 126,657	$ –
Investment in affiliated securities--at value	17,048	–	500,984
Cash	–	10	–
Receivables:
Capital Shares sold	3	266	169
Dividends and interest	37	1,061	393
Expense reimbursement from Manager	5	–	–
Investment securities sold	–	598	–

Total Assets	17,093	128,592	501,546
Liabilities
Accrued management and investment advisory fees	2	88	100
Accrued distribution fees	N/A	–	24
Accrued directors expenses	–	1	3
Accrued other expenses	–	2	–
Payables:
Capital Shares reacquired	27	42	441
Investment securities purchased	–	55	–

Total Liabilities	29	188	568

Net Assets Applicable to Outstanding Shares	$ 17,064	$ 128,404	$ 500,978

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 23,212	$ 204,926	$ 573,200
Accumulated undistributed (overdistributed) net investment income (operating loss)	1,047	2,816	23,440
Accumulated undistributed (overdistributed) net realized gain (loss)	(37)	(32,349)	2,580
Net unrealized appreciation (depreciation) of investments	(7,158)	(46,989)	(98,242)

Total Net Assets	$ 17,064	$ 128,404	$ 500,978

Capital Stock (par value: $.01 a share):
Shares authorized	100,000	300,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 17,064	$ 127,836	$ 387,339
Shares issued and outstanding	1,975	14,611	32,426
Net Asset Value per share	$ 8.64	$ 8.75	$ 11.95

Class 2: Net Assets	N/A	568	113,639
Shares issued and outstanding		65	9,588
Net Asset Value per share		$ 8.76	$ 11.85

See accompanying notes.

59

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2008

	SAM
	Conservative	SAM
	Balanced	Conservative	SAM Flexible
Amounts in thousands, except per share amounts	Portfolio	Growth Portfolio	Income Portfolio

Investment in affiliated securities--at cost	$ 104,906	$ 221,848	$ 136,471

Assets
Investment in affiliated securities--at value	$ 91,512	$ 173,940	$ 125,017
Receivables:
Capital Shares sold	11	20	108
Dividends and interest	95	85	164

Total Assets	91,618	174,045	125,289
Liabilities
Accrued management and investment advisory fees	18	36	26
Accrued distribution fees	3	14	6
Accrued directors expenses	1	1	1
Payables:
Capital Shares reacquired	73	22	505

Total Liabilities	95	73	538

Net Assets Applicable to Outstanding Shares	$ 91,523	$ 173,972	$ 124,751

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 103,677	$ 209,876	$ 131,836
Accumulated undistributed (overdistributed) net investment income (operating loss)	3,872	8,877	6,491
Accumulated undistributed (overdistributed) net realized gain (loss)	(2,632)	3,127	(2,122)
Net unrealized appreciation (depreciation) of investments	(13,394)	(47,908)	(11,454)

Total Net Assets	$ 91,523	$ 173,972	$ 124,751

Capital Stock (par value: $.01 a share):
Shares authorized	200,000	200,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 74,246	$ 103,553	$ 98,000
Shares issued and outstanding	7,824	8,395	9,265
Net Asset Value per share	$ 9.49	$ 12.34	$ 10.58

Class 2: Net Assets	17,277	70,419	26,751
Shares issued and outstanding	1,837	5,754	2,551
Net Asset Value per share	$ 9.41	$ 12.24	$ 10.49

See accompanying notes.

60

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2008

	SAM Strategic	Short-Term	Short-Term
Amounts in thousands, except per share amounts	Growth Portfolio	Bond Account	Income Account

Investment in securities--at cost	$ –	$ 151,005	$ 41,256

Investment in affiliated securities--at cost	$ 123,465	$ –	$ –

Assets
Investment in securities--at value	$ –	$ 125,395(a)	$ 39,335
Investment in affiliated securities--at value	92,836	–	–
Cash	–	263	24
Receivables:
Capital Shares sold	329	6	12
Dividends and interest	38	1,318	352
Investment securities sold	–	1,107	–
Variation margin on futures contracts	–	–	16

Total Assets	93,203	128,089	39,739
Liabilities
Accrued management and investment advisory fees	19	52	17
Accrued distribution fees	10	N/A	–
Accrued directors expenses	1	1	–
Accrued other expenses	–	4	1
Payables:
Capital Shares reacquired	4	6,444	84
Variation margin on futures contracts	–	1	–
Collateral obligation on securities loaned, at value	–	3,627	–

Total Liabilities	34	10,129	102

Net Assets Applicable to Outstanding Shares	$ 93,169	$ 117,960	$ 39,637

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 124,288	$ 140,411	$ 40,223
Accumulated undistributed (overdistributed) net investment income (operating loss)	3,687	7,302	2,568
Accumulated undistributed (overdistributed) net realized gain (loss)	(4,177)	(4,219)	(1,147)
Net unrealized appreciation (depreciation) of investments	(30,629)	(25,534)	(2,007)

Total Net Assets	$ 93,169	$ 117,960	$ 39,637

Capital Stock (par value: $.01 a share):
Shares authorized	200,000	100,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 44,945	$ 117,960	$ 37,975
Shares issued and outstanding	3,659	13,686	15,783
Net Asset Value per share	$ 12.28	$ 8.62	$ 2.41

Class 2: Net Assets	48,224	N/A	1,662
Shares issued and outstanding	3,952		694
Net Asset Value per share	$ 12.20		$ 2.39

(a) Includes fair market value of securities loaned, see "Securities Lending" in Notes to Financial Statements.

See accompanying notes.

61

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2008

		SmallCap
	SmallCap Blend	Growth Account	SmallCap Value
Amounts in thousands, except per share amounts	Account(a)	II(b)	Account I(c)

Investment in securities--at cost	$ 65,211	$ 81,242	$ 152,953

Assets
Investment in securities--at value	$ 48,344	$ 59,799	$ 113,806
Cash	142	2,117	966
Receivables:
Capital Shares sold	8	60	2,439
Dividends and interest	90	17	303
Expense reimbursement from Manager	–	–	16
Investment securities sold	186	761	33
Variation margin on futures contracts	34	–	73

Total Assets	48,804	62,754	117,636
Liabilities
Accrued management and investment advisory fees	32	48	99
Accrued directors expenses	1	1	1
Accrued other expenses	4	5	8
Payables:
Capital Shares reacquired	1	7	23
Investment securities purchased	146	1,454	937

Total Liabilities	184	1,515	1,068

Net Assets Applicable to Outstanding Shares	$ 48,620	$ 61,239	$ 116,568

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 75,649	$ 126,892	$ 174,495
Accumulated undistributed (overdistributed) net investment income (operating loss)	323	–	1,586
Accumulated undistributed (overdistributed) net realized gain (loss)	(10,551)	(44,210)	(20,531)
Net unrealized appreciation (depreciation) of investments	(16,801)	(21,443)	(38,982)

Total Net Assets	$ 48,620	$ 61,239	$ 116,568

Capital Stock (par value: $.01 a share):
Shares authorized	100,000	300,000	300,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 48,620	$ 59,137	$ 116,467
Shares issued and outstanding	8,771	8,853	12,242
Net Asset Value per share	$ 5.54	$ 6.68	$ 9.51

Class 2: Net Assets	N/A	2,102	101
Shares issued and outstanding		316	11
Net Asset Value per share		$ 6.65	$ 9.51

(a)	Effective June 13, 2008, SmallCap Account changed its name to SmallCap Blend Account.

(b)	Effective June 13, 2008, SmallCap Growth Account changed its name to SmallCap Growth Account II.

(c)	Effective June 13, 2008, SmallCap Value Account changed its name to SmallCap Value Account I.

See accompanying notes.

62

STATEMENT OF ASSETS AND LIABILITIES PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2008

West Coast
Amounts in thousands, except per share amounts	Equity Account

Investment in securities--at cost	$ 64,659

Assets
Investment in securities--at value	$ 72,257
Cash	20
Receivables:
Capital Shares sold	90
Dividends and interest	99
Investment securities sold	54

Total Assets	72,520
Liabilities
Accrued management and investment advisory fees	36
Accrued distribution fees	1
Accrued directors expenses	1
Accrued other expenses	5
Payables:
Capital Shares reacquired	8
Investment securities purchased	312

Total Liabilities	363

Net Assets Applicable to Outstanding Shares	$ 72,157

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 64,962
Accumulated undistributed (overdistributed) net investment income (operating loss)	797
Accumulated undistributed (overdistributed) net realized gain (loss)	(1,200)
Net unrealized appreciation (depreciation) of investments	7,598

Total Net Assets	$ 72,157

Capital Stock (par value: $.01 a share):
Shares authorized	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 65,187
Shares issued and outstanding	4,333
Net Asset Value per share	$ 15.05

Class 2: Net Assets	6,970
Shares issued and outstanding	466
Net Asset Value per share	$ 14.94

See accompanying notes.

63

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2008

			Bond & Mortgage
	Asset Allocation		Securities
Amounts in thousands	Account	Balanced Account	Account(a)

Net Investment Income (Operating Loss)
Income:
Dividends	$ 1,095	$ 1,042	$ 798
Withholding tax	(39)	–	–
Interest	1,211	1,917	24,164
Securities lending	–	92	914

Total Income	2,267	3,051	25,876
Expenses:
Management and investment advisory fees	683	493	1,767
Custodian fees	37	35	16
Directors' expenses	7	6	15
Professional fees	5	6	5
Other expenses	1	1	3

Total Expenses	733	541	1,806

Net Investment Income (Operating Loss)	1,534	2,510	24,070

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	3,711	(9,196)	(16,348)
Foreign currency transactions	216	–	–
Futures contracts	(6,071)	(270)	232
Swap agreements	–	–	(717)
Change in unrealized appreciation/depreciation of:
Investments	(23,764)	(21,512)	(82,984)
Futures contracts	408	9	–
Swap agreements	–	–	(406)
Translation of assets and liabilities in foreign currencies	221	–	–

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(25,279)	(30,969)	(100,223)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (23,745)	$ (28,459)	$ (76,153)

(a) Effective June 13, 2008, Bond Account changed its name to Bond & Mortgage Securities Account.

See accompanying notes.

64

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2008

	Diversified		Government &
	International	Equity Income	High Quality Bond
Amounts in thousands	Account	Account(a)	Account

Net Investment Income (Operating Loss)
Income:
Dividends	$ 14,318	$ 14,757	$ –
Withholding tax	(1,654)	–	–
Interest	57	547	15,719
Securities lending	437	197	534

Total Income	13,158	15,501	16,253
Expenses:
Management and investment advisory fees	3,637	2,329	1,370
Distribution Fees - Class 2	13	139	N/A
Custodian fees	359	3	3
Directors' expenses	15	14	14
Professional fees	14	12	6
Other expenses	10	2	5

Total Expenses	4,048	2,499	1,398

Net Investment Income (Operating Loss)	9,110	13,002	14,855

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions (net of foreign tax refund of $7, $0 and $0, respectively)	(95,293)	(65,658)	3,350
Foreign currency transactions	(183)	–	–
Futures contracts	–	–	(621)
Options and swaptions	–	–	72
Swap agreements	–	–	1,608
Change in unrealized appreciation/depreciation of:
Investments	(165,805)	(133,172)	(23,539)
Futures contracts	–	–	78
Swap agreements	–	–	(1,239)
Translation of assets and liabilities in foreign currencies	(18)	–	–

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(261,299)	(198,830)	(20,291)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (252,189)	$ (185,828)	$ (5,436)

(a) Effective June 13, 2008, Equity Income Account I changed its name to Equity Income Account.

See accompanying notes.

65

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2008

		International
		Emerging Markets	International
Amounts in thousands	Income Account	Account	SmallCap Account

Net Investment Income (Operating Loss)
Income:
Dividends	$ 55	$ 4,902	$ 4,353
Withholding tax	–	(540)	(448)
Interest	9,982	9	43
Securities lending	45	49	172

Total Income	10,082	4,420	4,120
Expenses:
Management and investment advisory fees	781	2,065	1,712
Distribution Fees - Class 2	28	N/A	N/A
Custodian fees	3	290	211
Directors' expenses	5	8	8
Professional fees	6	8	7
Other expenses	2	23	2

Total Expenses	825	2,394	1,940

Net Investment Income (Operating Loss)	9,257	2,026	2,180

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions (net of foreign taxes of $0, $2 and $0, respectively)	808	(39,338)	(51,476)
Foreign currency transactions	(6)	(704)	(159)
Change in unrealized appreciation/depreciation of:
Investments	(15,476)	(79,422)	(43,126)
Translation of assets and liabilities in foreign currencies	–	(29)	(3)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(14,674)	(119,493)	(94,764)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (5,417)	$ (117,467)	$ (92,584)

See accompanying notes.

66

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2008

	LargeCap Blend	LargeCap Growth	LargeCap Growth
Amounts in thousands	Account II(a)	Account(b)	Account I(c)

Net Investment Income (Operating Loss)
Income:
Dividends	$ 4,585	$ 3,167	$ 1,774
Interest	5	251	5
Securities lending	39	4	20

Total Income	4,629	3,422	1,799
Expenses:
Management and investment advisory fees	1,675	1,950	1,794
Distribution Fees - Class 2	4	2	N/A
Custodian fees	12	5	8
Directors' expenses	11	8	11
Professional fees	21	25	6
Other expenses	1	3	1

Total Expenses	1,724	1,993	1,820

Net Investment Income (Operating Loss)	2,905	1,429	(21)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	(35,541)	(22,472)	(22,231)
Futures contracts	(611)	–	–
Change in unrealized appreciation/depreciation of:
Investments	(62,197)	(125,107)	(91,296)
Futures contracts	35	–	–

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(98,314)	(147,579)	(113,527)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (95,409)	$ (146,150)	$ (113,548)

(a)	Effective June 13, 2008, LargeCap Blend Account changed its name to LargeCap Blend Account II.

(b)	Effective June 13, 2008, Growth Account changed its name to LargeCap Growth Account.

(c)	Effective June 13, 2008, Equity Growth Account changed its name to LargeCap Growth Account I.

See accompanying notes.

67

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2008

	LargeCap S&P 500	LargeCap Value	LargeCap Value
Amounts in thousands	Index Account(a)	Account(b)	Account II(c)

Net Investment Income (Operating Loss)
Income:
Dividends	$ 3,370	$ 5,880	$ 151
Interest	44	10	1
Securities lending	26	22	1

Total Income	3,440	5,912	153
Expenses:
Management and investment advisory fees	375	1,269	42
Custodian fees	19	7	5
Directors' expenses	9	10	4
Professional fees	6	5	5
Other expenses	3	6	–

Total Expenses	412	1,297	56
Less: Reimbursement from Manager - Class 1	–	–	1

Total Net Expenses	412	1,297	55

Net Investment Income (Operating Loss)	3,028	4,615	98

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	(2,514)	(44,615)	(496)
Futures contracts	(1,493)	(1,092)	(82)
Change in unrealized appreciation/depreciation of:
Investments	(63,254)	(45,360)	(1,743)
Futures contracts	37	69	1

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(67,224)	(90,998)	(2,320)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (64,196)	$ (86,383)	$ (2,222)

(a)	Effective June 13, 2008, LargeCap Stock Index Account changed its name to LargeCap S&P 500 Index Account.

(b)	Effective June 13, 2008, Capital Value Account changed its name to LargeCap Value Account.

(c)	Effective June 13, 2008, Equity Value Account changed its name to LargeCap Value Account II.

See accompanying notes.

68

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2008

	LargeCap Value	MidCap Blend	MidCap Growth
Amounts in thousands	Account III(a)	Account(b)	Account I(c)

Net Investment Income (Operating Loss)
Income:
Dividends	$ 5,738	$ 3,967	$ 605
Withholding tax	–	(67)	–
Interest	12	213	–
Securities lending	46	96	23

Total Income	5,796	4,209	628
Expenses:
Management and investment advisory fees	1,428	2,230	562
Custodian fees	6	10	6
Directors' expenses	9	16	6
Professional fees	5	5	5
Other expenses	1	3	1

Total Expenses	1,449	2,264	580

Net Investment Income (Operating Loss)	4,347	1,945	48

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	(28,979)	10,668	(5,404)
Foreign currency transactions	–	5	–
Change in unrealized appreciation/depreciation of:
Investments	(75,446)	(158,556)	(25,119)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(104,425)	(147,883)	(30,523)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (100,078)	$ (145,938)	$ (30,475)

(a)	Effective June 13, 2008, LargeCap Value Account changed its name to LargeCap Value Account III.

(b)	Effective June 13, 2008, MidCap Account changed its name to MidCap Blend Account.

(c)	Effective June 13, 2008, MidCap Growth Account changed its name to MidCap Growth Account I.

See accompanying notes.

69

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2008

	MidCap Stock	MidCap Value	Money Market
Amounts in thousands	Account	Account II(a)	Account

Net Investment Income (Operating Loss)
Income:
Dividends	$ 1,179	$ 2,669	$ –
Interest	62	4	10,298
Securities lending	31	40	–

Total Income	1,272	2,713	10,298
Expenses:
Management and investment advisory fees	470	1,251	1,524
Distribution Fees - Class 2	27	N/A	26
Custodian fees	4	10	9
Directors' expenses	5	8	15
Professional fees	5	5	12
Other expenses	–	1	44

Total Expenses	511	1,275	1,630
Less: Reimbursement from Manager - Class 1	–	14	–

Total Net Expenses	511	1,261	1,630

Net Investment Income (Operating Loss)	761	1,452	8,668

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	(2,772)	(33,394)	(298)
Change in unrealized appreciation/depreciation of:
Investments	(18,377)	(30,784)	–

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(21,149)	(64,178)	(298)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (20,388)	$ (62,726)	$ 8,370

(a) Effective June 13, 2008, MidCap Value Account changed its name to MidCap Value Account II.

See accompanying notes.

70

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2008

	Mortgage	Principal LifeTime	Principal LifeTime
Amounts in thousands	Securities Account	2010 Account	2020 Account

Net Investment Income (Operating Loss)
Income:
Dividends from affiliates	$ –	$ 1,596	$ 5,141
Interest	9,892	–	–
Securities lending	34	–	–

Total Income	9,926	1,596	5,141
Expenses:
Management and investment advisory fees	963	53	200
Distribution Fees - Class 2	7	N/A	N/A
Custodian fees	3	–	–
Directors' expenses	5	5	9
Professional fees	7	5	5
Other expenses	–	–	1

Total Expenses	985	63	215

Net Investment Income (Operating Loss)	8,941	1,533	4,926

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	51	–	–
Investment transactions in affiliates	–	(1,793)	(4,654)
Other investment companies	–	1,119	3,862
Change in unrealized appreciation/depreciation of:
Investments	(126)	–	–
Investments in affiliates	–	(15,781)	(70,198)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(75)	(16,455)	(70,990)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 8,866	$ (14,922)	$ (66,064)

See accompanying notes.

71

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2008

	Principal LifeTime	Principal LifeTime	Principal LifeTime
Amounts in thousands	2030 Account	2040 Account	2050 Account

Net Investment Income (Operating Loss)
Income:
Dividends from affiliates	$ 799	$ 354	$ 206

Total Income	799	354	206
Expenses:
Management and investment advisory fees	35	18	11
Directors' expenses	5	4	4
Professional fees	5	5	5

Total Expenses	45	27	20
Less: Reimbursement from Manager - Class 1	–	8	9

Total Net Expenses	45	19	11

Net Investment Income (Operating Loss)	754	335	195

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions in affiliates	(755)	(470)	(290)
Other investment companies	614	324	210
Change in unrealized appreciation/depreciation of:
Investments in affiliates	(13,136)	(6,936)	(4,506)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(13,277)	(7,082)	(4,586)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (12,523)	$ (6,747)	$ (4,391)

See accompanying notes.

72

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2008

	Principal LifeTime
	Strategic Income	Real Estate	SAM Balanced
Amounts in thousands	Account	Securities Account	Portfolio

Net Investment Income (Operating Loss)
Income:
Dividends from affiliates	$ 1,076	$ –	$ 25,285
Dividends	–	4,597	–
Interest	–	81	–
Securities lending	–	19	–

Total Income	1,076	4,697	25,285
Expenses:
Management and investment advisory fees	26	1,552	1,392
Distribution Fees - Class 2	N/A	3	418
Custodian fees	–	4	–
Directors' expenses	4	8	24
Professional fees	5	7	5
Other expenses	–	1	3

Total Expenses	35	1,575	1,842
Less: Reimbursement from Manager - Class 1	6	–	–

Total Net Expenses	29	1,575	1,842

Net Investment Income (Operating Loss)	1,047	3,122	23,443

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	–	(26,770)	–
Investment transactions in affiliates	(425)	–	(9,790)
Other investment companies	396	–	22,350
Change in unrealized appreciation/depreciation of:
Investments	–	(38,078)	–
Investments in affiliates	(6,646)	–	(209,282)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(6,675)	(64,848)	(196,722)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (5,628)	$ (61,726)	$ (173,279)

See accompanying notes.

73

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2008

	SAM Conservative	SAM Conservative	SAM Flexible
Amounts in thousands	Balanced Portfolio	Growth Portfolio	Income Portfolio

Net Investment Income (Operating Loss)
Income:
Dividends from affiliates	$ 4,147	$ 9,786	$ 6,942

Total Income	4,147	9,786	6,942
Expenses:
Management and investment advisory fees	201	635	329
Distribution Fees - Class 2	62	255	107
Directors' expenses	7	13	8
Professional fees	5	5	5
Other expenses	1	1	1

Total Expenses	276	909	450

Net Investment Income (Operating Loss)	3,871	8,877	6,492

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions in affiliates	(3,413)	(3,163)	(3,064)
Other investment companies	2,101	15,322	2,169
Change in unrealized appreciation/depreciation of:
Investments in affiliates	(21,124)	(121,996)	(24,636)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(22,436)	(109,837)	(25,531)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (18,565)	$ (100,960)	$ (19,039)

See accompanying notes.

74

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2008

	SAM Strategic	Short-Term Bond	Short-Term
Amounts in thousands	Growth Portfolio	Account	Income Account

Net Investment Income (Operating Loss)
Income:
Dividends from affiliates	$ 4,214	$ –	$ –
Interest	–	7,883	2,888
Securities lending	–	190	20

Total Income	4,214	8,073	2,908
Expenses:
Management and investment advisory fees	344	712	318
Distribution Fees - Class 2	166	N/A	5
Custodian fees	–	10	3
Directors' expenses	9	9	4
Professional fees	5	5	5
Other expenses	1	4	1

Total Expenses	525	740	336

Net Investment Income (Operating Loss)	3,689	7,333	2,572

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	–	(3,005)	(130)
Investment transactions in affiliates	(7,988)	–	–
Futures contracts	–	450	(387)
Other investment companies	8,673	–	–
Swap agreements	–	(94)	–
Change in unrealized appreciation/depreciation of:
Investments	–	(22,548)	(1,740)
Investments in affiliates	(68,603)	–	–
Futures contracts	–	100	(65)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(67,918)	(25,097)	(2,322)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (64,229)	$ (17,764)	$ 250

See accompanying notes.

75

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2008

	SmallCap Blend	SmallCap Growth	SmallCap Value
Amounts in thousands	Account (a)	Account II(b)	Account I(c)

Net Investment Income (Operating Loss)
Income:
Dividends	$ 826	$ 243	$ 2,896
Interest	31	6	17
Securities lending	69	89	172

Total Income	926	338	3,085
Expenses:
Management and investment advisory fees	611	841	1,607
Distribution Fees - Class 2	N/A	8	–
Custodian fees	9	14	26
Directors' expenses	6	6	8
Professional fees	5	21	9
Other expenses	1	–	5

Total Expenses	632	890	1,655
Less: Reimbursement from Manager - Class 1	–	1	159

Total Net Expenses	632	889	1,496

Net Investment Income (Operating Loss)	294	(551)	1,589

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	(10,258)	(15,510)	(15,471)
Futures contracts	(223)	–	(2,145)
Change in unrealized appreciation/depreciation of:
Investments	(20,812)	(26,133)	(38,350)
Futures contracts	66	–	164

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(31,227)	(41,643)	(55,802)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (30,933)	$ (42,194)	$ (54,213)

(a)	Effective June 13, 2008, SmallCap Account changed its name to SmallCap Blend Account.

(b)	Effective June 13, 2008, SmallCap Growth Account changed its name to SmallCap Growth Account II.

(c)	Effective June 13, 2008, SmallCap Value Account changed its name to SmallCap Value Account I.

See accompanying notes.

76

STATEMENT OF OPERATIONS PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. Year Ended December 31, 2008

West Coast Equity
Amounts in thousands	Account

Net Investment Income (Operating Loss)
Income:
Dividends	$ 1,390
Interest	38
Securities lending	49

Total Income	1,477
Expenses:
Management and investment advisory fees	659
Distribution Fees - Class 2	29
Custodian fees	10
Directors' expenses	6
Professional fees	5

Total Expenses	709

Net Investment Income (Operating Loss)	768

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	673
Change in unrealized appreciation/depreciation of:
Investments	(41,559)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(40,886)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (40,118)

See accompanying notes.

77

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	Asset Allocation Account		Balanced Account

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

Operations
Net investment income (operating loss)	$ 1,534	$ 2,024	$ 2,510	$ 2,872
Net realized gain (loss) from investment transactions and foreign currency
transactions	(2,144)	7,512	(9,466)	8,331
Change in unrealized appreciation/depreciation of investments and translation of
assets and liabilities in foreign currencies	(23,135)	1,970	(21,503)	(5,329)

Net Increase (Decrease) in Net Assets Resulting from Operations	(23,745)	11,506	(28,459)	5,874

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(2,565)	(1,435)	(2,956)	(2,869)
From net realized gain on investments:
Class 1	(6,987)	(4,533)	(3,470)	–

Total Dividends and Distributions	(9,552)	(5,968)	(6,426)	(2,869)

Capital Share Transactions
Shares sold:
Class 1	7,671	9,214	1,959	5,202
Shares issued in reinvestment of dividends and distributions:
Class 1	9,552	5,968	6,426	2,869
Shares redeemed:
Class 1	(24,139)	(19,820)	(21,984)	(18,001)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(6,916)	(4,638)	(13,599)	(9,930)

Total Increase (Decrease)	(40,213)	900	(48,484)	(6,925)

Net Assets
Beginning of period	103,281	102,381	105,283	112,208

End of period (including undistributed net investment income as set forth below) .	$ 63,068	$ 103,281	$ 56,799	$ 105,283

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$ 1,669	$ 2,673	$ 2,519	$ 2,864

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	594	634	141	313
Shares issued in reinvestment of dividends and distributions:
Class 1	736	421	433	171
Shares redeemed:
Class 1	(1,998)	(1,367)	(1,585)	(1,081)

Net Increase (Decrease)	(668)	(312)	(1,011)	(597)

See accompanying notes.

78

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Bond & Mortgage Securities
Amounts in thousands	Account(a)		Diversified International Account

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

Operations
Net investment income (operating loss)	$ 24,070	$ 25,112	$ 9,110	$ 8,050
Net realized gain (loss) from investment transactions and foreign currency
transactions	(16,833)	131	(95,476)	102,815
Change in unrealized appreciation/depreciation of investments and translation of
assets and liabilities in foreign currencies	(83,390)	(10,328)	(165,823)	(22,719)

Net Increase (Decrease) in Net Assets Resulting from Operations	(76,153)	14,915	(252,189)	88,146

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(25,851)	(19,521)	(7,552)	(5,481)
Class 2	N/A	N/A	(85)	(41)
From net realized gain on investments:
Class 1	–	–	(99,649)	(53,129)
Class 2	N/A	N/A	(1,354)	(554)

Total Dividends and Distributions	(25,851)	(19,521)	(108,640)	(59,205)

Capital Share Transactions
Shares sold:
Class 1	41,449	99,869	57,888	77,996
Class 2	N/A	N/A	977	4,241
Shares issued in acquisition:
Class 1	N/A	N/A	N/A	142,947
Class 2	N/A	N/A	N/A	5,229
Shares issued in reinvestment of dividends and distributions:
Class 1	25,851	19,521	107,201	58,610
Class 2	N/A	N/A	1,439	595
Shares redeemed:
Class 1	(108,763)	(55,821)	(98,361)	(140,805)
Class 2	N/A	N/A	(3,973)	(2,357)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(41,463)	63,569	65,171	146,456

Total Increase (Decrease)	(143,467)	58,963	(295,658)	175,397

Net Assets
Beginning of period	473,797	414,834	584,417	409,020

End of period (including undistributed net investment income as set forth below) .	$ 330,330	$ 473,797	$ 288,759	$ 584,417

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$ 23,725	$ 24,908	$ 8,881	$ 7,568

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	3,735	8,329	4,221	3,647
Class 2	N/A	N/A	88	199
Shares issued in acquisition:
Class 1	N/A	N/A	N/A	7,056
Class 2	N/A	N/A	N/A	258
Shares issued in reinvestment of dividends and distributions:
Class 1	2,361	1,671	6,493	2,787
Class 2	N/A	N/A	87	28
Shares redeemed:
Class 1	(10,396)	(4,708)	(6,354)	(6,710)
Class 2	N/A	N/A	(295)	(113)

Net Increase (Decrease)	(4,300)	5,292	4,240	7,152

(a) Effective June 13, 2008, Bond Account changed its name to Bond & Mortgage Securities Account.

See accompanying notes.

79

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			Government & High Quality Bond
Amounts in thousands	Equity Income Account(a)		Account

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

Operations
Net investment income (operating loss)	$ 13,002	$ 11,605	$ 14,855	$ 14,971
Net realized gain (loss) from investment transactions and foreign currency
transactions	(65,658)	29,526	4,409	(642)
Change in unrealized appreciation/depreciation of investments and translation of
assets and liabilities in foreign currencies	(133,172)	(11,790)	(24,700)	457

Net Increase (Decrease) in Net Assets Resulting from Operations	(185,828)	29,341	(5,436)	14,786

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(10,050)	(5,037)	(15,001)	(14,132)
Class 2	(1,288)	(561)	N/A	N/A
From net realized gain on investments:
Class 1	(30,043)	(23,426)	–	–
Class 2	(4,327)	(3,562)	N/A	N/A

Total Dividends and Distributions	(45,708)	(32,586)	(15,001)	(14,132)

Capital Share Transactions
Shares sold:
Class 1	79,058	108,652	47,093	38,603
Class 2	2,539	12,926	N/A	N/A
Shares issued in acquisition:
Class 1	N/A	163,558	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	40,093	28,463	15,001	14,132
Class 2	5,615	4,123	N/A	N/A
Shares redeemed:
Class 1	(125,129)	(80,222)	(84,743)	(44,077)
Class 2	(22,161)	(9,951)	N/A	N/A

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(19,985)	227,549	(22,649)	8,658

Total Increase (Decrease)	(251,521)	224,304	(43,086)	9,312

Net Assets
Beginning of period	590,580	366,276	314,515	305,203

End of period (including undistributed net investment income as set forth below) .	$ 339,059	$ 590,580	$ 271,429	$ 314,515

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$ 13,413	$ 11,631	$ 15,229	$ 14,998

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	5,221	5,504	4,211	3,451
Class 2	163	655	N/A	N/A
Shares issued in acquisition:
Class 1	N/A	8,474	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	2,463	1,417	1,383	1,295
Class 2	348	207	N/A	N/A
Shares redeemed:
Class 1	(8,049)	(4,070)	(7,769)	(3,914)
Class 2	(1,490)	(509)	N/A	N/A

Net Increase (Decrease)	(1,344)	11,678	(2,175)	832

(a) Effective June 13, 2008, Equity Income Account I changed its name to Equity Income Account.
See accompanying notes.

80

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			International Emerging
Amounts in thousands	Income Account		Markets Account

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

Operations
Net investment income (operating loss)	$ 9,257	$ 11,078	$ 2,026	$ 1,869
Net realized gain (loss) from investment transactions and foreign currency
transactions	802	544	(40,042)	56,270
Change in unrealized appreciation/depreciation of investments and translation of
assets and liabilities in foreign currencies	(15,476)	(442)	(79,451)	6,062

Net Increase (Decrease) in Net Assets Resulting from Operations	(5,417)	11,180	(117,467)	64,201

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(10,514)	(11,182)	(1,805)	(1,739)
Class 2	(821)	(924)	N/A	N/A
From net realized gain on investments:
Class 1	(192)	(261)	(55,894)	(14,901)
Class 2	(16)	(23)	N/A	N/A

Total Dividends and Distributions	(11,543)	(12,390)	(57,699)	(16,640)

Capital Share Transactions
Shares sold:
Class 1	27,925	15,103	33,145	69,184
Class 2	618	1,067	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	10,706	11,443	57,699	16,640
Class 2	837	947	N/A	N/A
Shares redeemed:
Class 1	(72,530)	(37,728)	(45,871)	(28,032)
Class 2	(5,698)	(4,956)	N/A	N/A

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(38,142)	(14,124)	44,973	57,792

Total Increase (Decrease)	(55,102)	(15,334)	(130,193)	105,353

Net Assets
Beginning of period	183,868	199,202	226,564	121,211

End of period (including undistributed net investment income as set forth below) .	$ 128,766	$ 183,868	$ 96,371	$ 226,564

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$ 8,208	$ 9,993	$ 1,199	$ 1,648

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	2,750	1,447	2,206	2,987
Class 2	62	102	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	1,097	1,143	3,076	733
Class 2	86	95	N/A	N/A
Shares redeemed:
Class 1	(7,234)	(3,614)	(2,723)	(1,171)
Class 2	(585)	(480)	N/A	N/A

Net Increase (Decrease)	(3,824)	(1,307)	2,559	2,549

See accompanying notes.

81

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	International SmallCap Account		LargeCap Blend Account II(a)

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

Operations
Net investment income (operating loss)	$ 2,180	$ 2,332	$ 2,905	$ 3,139
Net realized gain (loss) from investment transactions and foreign currency
transactions	(51,635)	31,244	(36,152)	108,333
Change in unrealized appreciation/depreciation of investments and translation of
assets and liabilities in foreign currencies	(43,129)	(16,865)	(62,162)	(87,046)

Net Increase (Decrease) in Net Assets Resulting from Operations	(92,584)	16,711	(95,409)	24,426

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(2,978)	(3,000)	(3,105)	(1,788)
Class 2	N/A	N/A	(21)	(16)
From net realized gain on investments:
Class 1	(29,450)	(33,929)	(96,559)	(8,971)
Class 2	N/A	N/A	(848)	(128)

Total Dividends and Distributions	(32,428)	(36,929)	(100,533)	(10,903)

Capital Share Transactions
Shares sold:
Class 1	15,675	30,301	23,838	45,399
Class 2	N/A	N/A	218	370
Shares issued in acquisition:
Class 1	N/A	N/A	N/A	249,645
Class 2	N/A	N/A	N/A	3,748
Shares issued in reinvestment of dividends and distributions:
Class 1	32,428	36,929	99,664	10,759
Class 2	N/A	N/A	869	144
Shares redeemed:
Class 1	(36,915)	(31,248)	(40,733)	(250,201)
Class 2	N/A	N/A	(1,355)	(1,603)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	11,188	35,982	82,501	58,261

Total Increase (Decrease)	(113,824)	15,764	(113,441)	71,784

Net Assets
Beginning of period	198,887	183,123	274,153	202,369

End of period (including undistributed net investment income as set forth below) .	$ 85,063	$ 198,887	$ 160,712	$ 274,153

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$ 1,782	$ 2,474	$ 2,917	$ 3,139

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,073	1,224	3,242	3,562
Class 2	N/A	N/A	32	30
Shares issued in acquisition:
Class 1	N/A	N/A	N/A	20,130
Class 2	N/A	N/A	N/A	302
Shares issued in reinvestment of dividends and distributions:
Class 1	1,840	1,536	13,486	828
Class 2	N/A	N/A	117	11
Shares redeemed:
Class 1	(2,472)	(1,287)	(5,535)	(19,198)
Class 2	N/A	N/A	(187)	(126)

Net Increase (Decrease)	441	1,473	11,155	5,539

(a) Effective June 13, 2008, LargeCap Blend Account changed its name to LargeCap Blend Account II.

See accompanying notes.

82

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	LargeCap Growth Account(a)		LargeCap Growth Account I(b)

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

Operations
Net investment income (operating loss)	$ 1,429	$ 1,507	$ (21)	$ 402
Net realized gain (loss) from investment transactions and foreign currency
transactions	(22,472)	57,766	(22,231)	26,135
Change in unrealized appreciation/depreciation of investments and translation of
assets and liabilities in foreign currencies	(125,107)	36,283	(91,296)	(3,033)

Net Increase (Decrease) in Net Assets Resulting from Operations	(146,150)	95,556	(113,548)	23,504

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(1,454)	(773)	(401)	(1,572)
Class 2	(2)	–	N/A	N/A

Total Dividends and Distributions	(1,456)	(773)	(401)	(1,572)

Capital Share Transactions
Shares sold:
Class 1	45,707	37,393	11,949	18,012
Class 2	237	438	N/A	N/A
Shares issued in acquisition:
Class 1	N/A	302,213	N/A	38,615
Class 2	N/A	1,176	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	1,454	773	401	1,572
Class 2	2	–	N/A	N/A
Shares redeemed:
Class 1	(122,133)	(168,034)	(42,486)	(48,979)
Class 2	(579)	(511)	N/A	N/A

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(75,312)	173,448	(30,136)	9,220

Total Increase (Decrease)	(222,918)	268,231	(144,085)	31,152

Net Assets
Beginning of period	397,098	128,867	301,223	270,071

End of period (including undistributed net investment income as set forth below) .	$ 174,180	$ 397,098	$ 157,138	$ 301,223

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$ 1,429	$ 1,457	$ –	$ 401

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	3,323	2,409	761	925
Class 2	20	28	N/A	N/A
Shares issued in acquisition:
Class 1	N/A	20,724	N/A	2,009
Class 2	N/A	81	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	88	49	21	79
Shares redeemed:
Class 1	(8,373)	(9,939)	(2,620)	(2,524)
Class 2	(44)	(32)	N/A	N/A

Net Increase (Decrease)	(4,986)	13,320	(1,838)	489

(a)	Effective June 13, 2008, Growth Account changed its name to LargeCap Growth Account.

(b)	Effective June 13, 2008, Equity Growth Account changed its name to LargeCap Growth Account I.

See accompanying notes.

83

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	LargeCap S&P 500 Index Account(a)		LargeCap Value Account(b)

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

Operations
Net investment income (operating loss)	$ 3,028	$ 3,691	$ 4,615	$ 4,929
Net realized gain (loss) from investment transactions and foreign currency
transactions	(4,007)	7,442	(45,707)	28,009
Change in unrealized appreciation/depreciation of investments and translation of
assets and liabilities in foreign currencies	(63,217)	1,210	(45,291)	(32,560)

Net Increase (Decrease) in Net Assets Resulting from Operations	(64,196)	12,343	(86,383)	378

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(3,668)	(3,267)	(4,911)	(4,680)
From net realized gain on investments:
Class 1	(3,811)	–	(29,007)	(16,889)

Total Dividends and Distributions	(7,479)	(3,267)	(33,918)	(21,569)

Capital Share Transactions
Shares sold:
Class 1	12,532	29,834	10,466	21,156
Shares issued in reinvestment of dividends and distributions:
Class 1	7,479	3,267	33,918	21,569
Shares redeemed:
Class 1	(46,148)	(68,015)	(48,623)	(43,686)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(26,137)	(34,914)	(4,239)	(961)

Total Increase (Decrease)	(97,812)	(25,838)	(124,540)	(22,152)

Net Assets
Beginning of period	195,489	221,327	270,351	292,503

End of period (including undistributed net investment income as set forth below) .	$ 97,677	$ 195,489	$ 145,811	$ 270,351

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$ 3,030	$ 3,689	$ 4,632	$ 4,928

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,451	2,756	405	573
Shares issued in reinvestment of dividends and distributions:
Class 1	762	292	1,208	576
Shares redeemed:
Class 1	(5,286)	(6,210)	(1,847)	(1,191)

Net Increase (Decrease)	(3,073)	(3,162)	(234)	(42)

(a)	Effective June 13, 2008, LargeCap Stock Index Account changed its name to LargeCap S&P 500 Index Account.

(b)	Effective June 13, 2008, Capital Value Account changed its name to LargeCap Value Account.

See accompanying notes.

84

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	LargeCap Value Account II(a)		LargeCap Value Account III(b)

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

Operations
Net investment income (operating loss)	$ 98	$ 107	$ 4,347	$ 4,206
Net realized gain (loss) from investment transactions and foreign currency
transactions	(578)	652	(28,979)	7,608
Change in unrealized appreciation/depreciation of investments and translation of
assets and liabilities in foreign currencies	(1,742)	(779)	(75,446)	(20,675)

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,222)	(20)	(100,078)	(8,861)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(1)	(106)	(4,163)	(2,794)
From net realized gain on investments:
Class 1	(235)	(462)	(8,023)	(7,659)

Total Dividends and Distributions	(236)	(568)	(12,186)	(10,453)

Capital Share Transactions
Shares sold:
Class 1	1,481	2,068	94,895	52,793
Shares issued in reinvestment of dividends and distributions:
Class 1	236	563	12,186	10,453
Shares redeemed:
Class 1	(761)	(3,024)	(30,694)	(22,993)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	956	(393)	76,387	40,253

Total Increase (Decrease)	(1,502)	(981)	(35,877)	20,939

Net Assets
Beginning of period	5,525	6,506	221,684	200,745

End of period (including undistributed net investment income as set forth below) .	$ 4,023	$ 5,525	$ 185,807	$ 221,684

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$ 98	$ 1	$ 4,346	$ 4,162

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	171	161	10,342	3,642
Shares issued in reinvestment of dividends and distributions:
Class 1	24	50	1,062	691
Shares redeemed:
Class 1	(89)	(228)	(3,039)	(1,577)

Net Increase (Decrease)	106	(17)	8,365	2,756

(a)	Effective June 13, 2008, Equity Value Account changed its name to LargeCap Value Account II.

(b)	Effective June 13, 2008, LargeCap Value Account changed its name to LargeCap Value Account III.

See accompanying notes.

85

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	MidCap Blend Account(a)		MidCap Growth Account I(b)

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

Operations
Net investment income (operating loss)	$ 1,945	$ 2,341	$ 48	$ 68
Net realized gain (loss) from investment transactions and foreign currency
transactions	10,673	44,762	(5,404)	9,021
Change in unrealized appreciation/depreciation of investments and translation of
assets and liabilities in foreign currencies	(158,556)	(4,131)	(25,119)	(1,201)

Net Increase (Decrease) in Net Assets Resulting from Operations	(145,938)	42,972	(30,475)	7,888

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(2,431)	(2,940)	(53)	(89)
From net realized gain on investments:
Class 1	(44,758)	(43,354)	(9,049)	(10,107)

Total Dividends and Distributions	(47,189)	(46,294)	(9,102)	(10,196)

Capital Share Transactions
Shares sold:
Class 1	25,349	34,586	6,404	9,289
Shares issued in reinvestment of dividends and distributions:
Class 1	47,189	46,294	9,102	10,196
Shares redeemed:
Class 1	(82,813)	(62,620)	(15,389)	(12,141)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(10,275)	18,260	117	7,344

Total Increase (Decrease)	(203,402)	14,938	(39,460)	5,036

Net Assets
Beginning of period	472,587	457,649	79,882	74,846

End of period (including undistributed net investment income as set forth below) .	$ 269,185	$ 472,587	$ 40,422	$ 79,882

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$ 1,859	$ 2,341	$ 58	$ 68

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	794	801	755	767
Shares issued in reinvestment of dividends and distributions:
Class 1	1,206	1,056	892	851
Shares redeemed:
Class 1	(2,440)	(1,449)	(1,797)	(1,004)

Net Increase (Decrease)	(440)	408	(150)	614

(a)	Effective June 13, 2008, MidCap Account changed its name to MidCap Blend Account.

(b)	Effective June 13, 2008, MidCap Growth Account changed its name to MidCap Growth Account I.

See accompanying notes.

86

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	MidCap Stock Account		MidCap Value Account II(a)

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

Operations
Net investment income (operating loss)	$ 761	$ 1,049	$ 1,452	$ 1,123
Net realized gain (loss) from investment transactions and foreign currency
transactions	(2,772)	15,431	(33,394)	7,051
Change in unrealized appreciation/depreciation of investments and translation of
assets and liabilities in foreign currencies	(18,377)	(23,154)	(30,784)	(10,489)

Net Increase (Decrease) in Net Assets Resulting from Operations	(20,388)	(6,674)	(62,726)	(2,315)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(804)	(766)	(1,054)	(981)
Class 2	(154)	(88)	N/A	N/A
From net realized gain on investments:
Class 1	(12,628)	(5,437)	(10,116)	(12,660)
Class 2	(2,887)	(883)	N/A	N/A

Total Dividends and Distributions	(16,473)	(7,174)	(11,170)	(13,641)

Capital Share Transactions
Shares sold:
Class 1	13,572	6,629	18,596	30,324
Class 2	1,591	5,401	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	13,432	6,203	11,170	13,641
Class 2	3,041	971	N/A	N/A
Shares redeemed:
Class 1	(21,442)	(37,840)	(26,201)	(19,207)
Class 2	(2,281)	(3,534)	N/A	N/A

Net Increase (Decrease) in Net Assets from Capital Share Transactions	7,913	(22,170)	3,565	24,758

Total Increase (Decrease)	(28,948)	(36,018)	(70,331)	8,802

Net Assets
Beginning of period	79,594	115,612	150,918	142,116

End of period (including undistributed net investment income as set forth below) .	$ 50,646	$ 79,594	$ 80,587	$ 150,918

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$ 750	$ 1,073	$ 1,520	$ 1,122

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,338	386	1,756	1,822
Class 2	144	313	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	1,166	334	799	785
Class 2	266	53	N/A	N/A
Shares redeemed:
Class 1	(1,662)	(2,160)	(2,241)	(1,172)
Class 2	(211)	(213)	N/A	N/A

Net Increase (Decrease)	1,041	(1,287)	314	1,435

(a) Effective June 13, 2008, MidCap Value Account changed its name to MidCap Value Account II.

See accompanying notes.

87

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	Money Market Account		Mortgage Securities Account

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

Operations
Net investment income (operating loss)	$ 8,668	$ 11,089	$ 8,941	$ 11,827
Net realized gain (loss) from investment transactions and foreign currency
transactions	(298)	–	51	137
Change in unrealized appreciation/depreciation of investments and translation of
assets and liabilities in foreign currencies	–	–	(126)	3,703

Net Increase (Decrease) in Net Assets Resulting from Operations	8,370	11,089	8,866	15,667

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(8,441)	(10,916)	(12,150)	(13,352)
Class 2	(227)	(173)	(164)	(232)

Total Dividends and Distributions	(8,668)	(11,089)	(12,314)	(13,584)

Capital Share Transactions
Shares sold:
Class 1	364,568	269,747	29,483	11,170
Class 2	25,195	9,653	379	127
Shares issued in acquisition:
Class 1	N/A	12,209	N/A	N/A
Class 2	N/A	2,869	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	8,441	10,901	12,150	13,352
Class 2	227	173	164	232
Shares redeemed:
Class 1	(189,474)	(200,720)	(112,140)	(59,043)
Class 2	(15,045)	(8,049)	(1,729)	(2,079)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	193,912	96,783	(71,693)	(36,241)

Total Increase (Decrease)	193,614	96,783	(75,141)	(34,158)

Net Assets
Beginning of period	276,993	180,210	229,937	264,095

End of period (including undistributed net investment income as set forth below) .	$ 470,607	$ 276,993	$ 154,796	$ 229,937

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$ –	$ –	$ 8,724	$ 11,714

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	364,568	269,747	2,825	1,080
Class 2	25,195	9,653	38	12
Shares issued in acquisition:
Class 1	N/A	12,209	N/A	N/A
Class 2	N/A	2,869	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	8,441	10,901	1,217	1,343
Class 2	227	173	16	23
Shares redeemed:
Class 1	(189,474)	(200,720)	(10,795)	(5,701)
Class 2	(15,045)	(8,049)	(168)	(203)

Net Increase (Decrease)	193,912	96,783	(6,867)	(3,446)

See accompanying notes.

88

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	Principal LifeTime 2010 Account		Principal LifeTime 2020 Account

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

Operations
Net investment income (operating loss)	$ 1,533	$ 1,863	$ 4,926	$ 7,219
Net realized gain (loss) from investment transactions and foreign currency
transactions	(674)	2,919	(792)	13,660
Change in unrealized appreciation/depreciation of investments and translation of
assets and liabilities in foreign currencies	(15,781)	(3,754)	(70,198)	(15,634)

Net Increase (Decrease) in Net Assets Resulting from Operations	(14,922)	1,028	(66,064)	5,245

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(1,833)	(419)	(7,083)	(711)
From net realized gain on investments:
Class 1	(2,967)	(380)	(13,813)	(896)

Total Dividends and Distributions	(4,800)	(799)	(20,896)	(1,607)

Capital Share Transactions
Shares sold:
Class 1	13,255	21,877	36,098	79,782
Shares issued in reinvestment of dividends and distributions:
Class 1	4,800	799	20,896	1,607
Shares redeemed:
Class 1	(11,111)	(4,950)	(22,723)	(4,382)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	6,944	17,726	34,271	77,007

Total Increase (Decrease)	(12,778)	17,955	(52,689)	80,645

Net Assets
Beginning of period	44,891	26,936	179,244	98,599

End of period (including undistributed net investment income as set forth below) .	$ 32,113	$ 44,891	$ 126,555	$ 179,244

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$ 1,532	$ 1,863	$ 4,925	$ 7,219

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,170	1,679	3,099	5,758
Shares issued in reinvestment of dividends and distributions:
Class 1	422	61	1,750	114
Shares redeemed:
Class 1	(1,082)	(382)	(2,182)	(316)

Net Increase (Decrease)	510	1,358	2,667	5,556

See accompanying notes.

89

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	Principal LifeTime 2030 Account		Principal LifeTime 2040 Account

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

Operations
Net investment income (operating loss)	$ 754	$ 1,198	$ 335	$ 590
Net realized gain (loss) from investment transactions and foreign currency
transactions	(141)	2,487	(146)	1,285
Change in unrealized appreciation/depreciation of investments and translation of
assets and liabilities in foreign currencies	(13,136)	(2,573)	(6,936)	(1,349)

Net Increase (Decrease) in Net Assets Resulting from Operations	(12,523)	1,112	(6,747)	526

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(1,175)	(85)	(579)	(34)
From net realized gain on investments:
Class 1	(2,513)	(161)	(1,301)	(52)

Total Dividends and Distributions	(3,688)	(246)	(1,880)	(86)

Capital Share Transactions
Shares sold:
Class 1	12,809	17,089	5,459	9,824
Shares issued in reinvestment of dividends and distributions:
Class 1	3,688	246	1,880	86
Shares redeemed:
Class 1	(6,086)	(2,121)	(3,588)	(1,362)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	10,411	15,214	3,751	8,548

Total Increase (Decrease)	(5,800)	16,080	(4,876)	8,988

Net Assets
Beginning of period	31,304	15,224	16,244	7,256

End of period (including undistributed net investment income as set forth below) .	$ 25,504	$ 31,304	$ 11,368	$ 16,244

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$ 754	$ 1,198	$ 335	$ 590

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,263	1,232	468	687
Shares issued in reinvestment of dividends and distributions:
Class 1	309	18	152	6
Shares redeemed:
Class 1	(563)	(152)	(318)	(96)

Net Increase (Decrease)	1,009	1,098	302	597

See accompanying notes.

90

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			Principal LifeTime Strategic Income
Amounts in thousands	Principal LifeTime 2050 Account		Account

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

Operations
Net investment income (operating loss)	$ 195	$ 380	$ 1,047	$ 839
Net realized gain (loss) from investment transactions and foreign currency
transactions	(80)	863	(29)	647
Change in unrealized appreciation/depreciation of investments and translation of
assets and liabilities in foreign currencies	(4,506)	(830)	(6,646)	(1,245)

Net Increase (Decrease) in Net Assets Resulting from Operations	(4,391)	413	(5,628)	241

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(372)	(16)	(831)	(219)
From net realized gain on investments:
Class 1	(877)	(38)	(663)	(144)

Total Dividends and Distributions	(1,249)	(54)	(1,494)	(363)

Capital Share Transactions
Shares sold:
Class 1	3,768	6,002	7,116	10,109
Shares issued in reinvestment of dividends and distributions:
Class 1	1,249	54	1,494	363
Shares redeemed:
Class 1	(1,646)	(2,125)	(5,634)	(1,795)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	3,371	3,931	2,976	8,677

Total Increase (Decrease)	(2,269)	4,290	(4,146)	8,555

Net Assets
Beginning of period	9,500	5,210	21,210	12,655

End of period (including undistributed net investment income as set forth below) .	$ 7,231	$ 9,500	$ 17,064	$ 21,210

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$ 195	$ 380	$ 1,047	$ 839

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	327	419	649	826
Shares issued in reinvestment of dividends and distributions:
Class 1	102	4	135	30
Shares redeemed:
Class 1	(158)	(148)	(559)	(147)

Net Increase (Decrease)	271	275	225	709

See accompanying notes.

91

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	Real Estate Securities Account		SAM Balanced Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

Operations
Net investment income (operating loss)	$ 3,122	$ 4,055	$ 23,443	$ 23,517
Net realized gain (loss) from investment transactions and foreign currency
transactions	(26,770)	54,892	12,560	75,452
Change in unrealized appreciation/depreciation of investments and translation of
assets and liabilities in foreign currencies	(38,078)	(106,102)	(209,282)	(40,514)

Net Increase (Decrease) in Net Assets Resulting from Operations	(61,726)	(47,155)	(173,279)	58,455

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(4,078)	(2,181)	(15,830)	(12,377)
Class 2	(24)	(12)	(6,681)	(5,094)
From net realized gain on investments:
Class 1	(59,405)	(30,109)	(49,181)	–
Class 2	(394)	(245)	(22,251)	–

Total Dividends and Distributions	(63,901)	(32,547)	(93,943)	(17,471)

Capital Share Transactions
Shares sold:
Class 1	35,107	34,837	259,925	52,307
Class 2	102	412	10,091	15,718
Shares issued in acquisition:
Class 1	N/A	53,604	N/A	N/A
Class 2	N/A	2,668	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	63,483	32,290	65,011	12,377
Class 2	418	257	28,932	5,094
Shares redeemed:
Class 1	(50,601)	(92,836)	(228,229)	(118,910)
Class 2	(671)	(1,292)	(61,240)	(45,256)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	47,838	29,940	74,490	(78,670)

Total Increase (Decrease)	(77,789)	(49,762)	(192,732)	(37,686)

Net Assets
Beginning of period	206,193	255,955	693,710	731,396

End of period (including undistributed net investment income as set forth below) .	$ 128,404	$ 206,193	$ 500,978	$ 693,710

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$ 2,816	$ 4,055	$ 23,440	$ 23,516

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	2,889	1,493	17,161	2,756
Class 2	6	17	662	841
Shares issued in acquisition:
Class 1	N/A	2,089	N/A	N/A
Class 2	N/A	104	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	4,551	1,399	4,117	657
Class 2	30	11	1,844	272
Shares redeemed:
Class 1	(3,574)	(4,048)	(13,955)	(6,347)
Class 2	(47)	(56)	(4,078)	(2,432)

Net Increase (Decrease)	3,855	1,009	5,751	(4,253)

See accompanying notes.

92

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	SAM Conservative Balanced		SAM Conservative Growth
Amounts in thousands	Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

Operations
Net investment income (operating loss)	$ 3,871	$ 2,982	$ 8,877	$ 10,534
Net realized gain (loss) from investment transactions and foreign currency
transactions	(1,312)	4,931	12,159	43,846
Change in unrealized appreciation/depreciation of investments and translation of
assets and liabilities in foreign currencies	(21,124)	(2,468)	(121,996)	(19,086)

Net Increase (Decrease) in Net Assets Resulting from Operations	(18,565)	5,445	(100,960)	35,294

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(1,966)	(1,450)	(5,962)	(4,568)
Class 2	(942)	(968)	(3,823)	(1,867)
From net realized gain on investments:
Class 1	(3,514)	(541)	(15,851)	–
Class 2	(1,806)	(390)	(10,940)	–

Total Dividends and Distributions	(8,228)	(3,349)	(36,576)	(6,435)

Capital Share Transactions
Shares sold:
Class 1	74,332	14,557	36,948	21,881
Class 2	4,186	3,501	12,556	14,160
Shares issued in reinvestment of dividends and distributions:
Class 1	5,480	1,991	21,813	4,568
Class 2	2,748	1,358	14,763	1,867
Shares redeemed:
Class 1	(37,094)	(10,546)	(123,153)	(78,558)
Class 2	(11,061)	(9,197)	(32,447)	(20,387)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	38,591	1,664	(69,520)	(56,469)

Total Increase (Decrease)	11,798	3,760	(207,056)	(27,610)

Net Assets
Beginning of period	79,725	75,965	381,028	408,638

End of period (including undistributed net investment income as set forth below) .	$ 91,523	$ 79,725	$ 173,972	$ 381,028

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$ 3,872	$ 2,979	$ 8,877	$ 10,526

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	6,691	1,128	2,176	1,046
Class 2	363	273	768	687
Shares issued in reinvestment of dividends and distributions:
Class 1	471	156	1,230	218
Class 2	238	107	837	89
Shares redeemed:
Class 1	(3,203)	(815)	(6,893)	(3,804)
Class 2	(1,015)	(717)	(2,002)	(994)

Net Increase (Decrease)	3,545	132	(3,884)	(2,758)

See accompanying notes.

93

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	SAM Flexible Income Portfolio		SAM Strategic Growth Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

Operations
Net investment income (operating loss)	$ 6,492	$ 8,065	$ 3,689	$ 5,076
Net realized gain (loss) from investment transactions and foreign currency
transactions	(895)	10,708	685	24,742
Change in unrealized appreciation/depreciation of investments and translation of
assets and liabilities in foreign currencies	(24,636)	(8,394)	(68,603)	(9,568)

Net Increase (Decrease) in Net Assets Resulting from Operations	(19,039)	10,379	(64,229)	20,250

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(5,083)	(5,584)	(2,252)	(1,778)
Class 2	(2,897)	(2,575)	(2,364)	(714)
From net realized gain on investments:
Class 1	(6,769)	(1,785)	(9,795)	–
Class 2	(4,017)	(869)	(11,094)	–

Total Dividends and Distributions	(18,766)	(10,813)	(25,505)	(2,492)

Capital Share Transactions
Shares sold:
Class 1	85,968	9,327	28,314	25,085
Class 2	5,367	4,322	8,092	12,299
Shares issued in reinvestment of dividends and distributions:
Class 1	11,852	7,369	12,047	1,778
Class 2	6,914	3,444	13,458	714
Shares redeemed:
Class 1	(88,904)	(28,895)	(99,810)	(34,488)
Class 2	(25,636)	(17,691)	(10,888)	(8,210)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(4,439)	(22,124)	(48,787)	(2,822)

Total Increase (Decrease)	(42,244)	(22,558)	(138,521)	14,936

Net Assets
Beginning of period	166,995	189,553	231,690	216,754

End of period (including undistributed net investment income as set forth below) .	$ 124,751	$ 166,995	$ 93,169	$ 231,690

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$ 6,491	$ 8,063	$ 3,687	$ 5,076

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	7,072	651	1,568	1,068
Class 2	409	304	462	531
Shares issued in reinvestment of dividends and distributions:
Class 1	968	527	644	75
Class 2	569	248	724	30
Shares redeemed:
Class 1	(6,710)	(2,013)	(4,869)	(1,478)
Class 2	(2,146)	(1,239)	(630)	(353)

Net Increase (Decrease)	162	(1,522)	(2,101)	(127)

See accompanying notes.

94

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	Short-Term Bond Account		Short-Term Income Account

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

Operations
Net investment income (operating loss)	$ 7,333	$ 7,114	$ 2,572	$ 2,051
Net realized gain (loss) from investment transactions and foreign currency
transactions	(2,649)	(464)	(517)	(148)
Change in unrealized appreciation/depreciation of investments and translation of
assets and liabilities in foreign currencies	(22,448)	(2,523)	(1,805)	224

Net Increase (Decrease) in Net Assets Resulting from Operations	(17,764)	4,127	250	2,127

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(7,051)	(4,679)	(1,997)	(1,994)
Class 2	N/A	N/A	(56)	(138)

Total Dividends and Distributions	(7,051)	(4,679)	(2,053)	(2,132)

Capital Share Transactions
Shares sold:
Class 1	22,798	43,719	12,280	40,578
Class 2	N/A	N/A	1,056	433
Shares issued in reinvestment of dividends and distributions:
Class 1	7,051	4,679	1,997	1,994
Class 2	N/A	N/A	56	138
Shares redeemed:
Class 1	(43,904)	(11,380)	(50,741)	(8,881)
Class 2	N/A	N/A	(1,759)	(1,393)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(14,055)	37,018	(37,111)	32,869

Total Increase (Decrease)	(38,870)	36,466	(38,914)	32,864

Net Assets
Beginning of period	156,830	120,364	78,551	45,687

End of period (including undistributed net investment income as set forth below) .	$ 117,960	$ 156,830	$ 39,637	$ 78,551

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$ 7,302	$ 7,051	$ 2,568	$ 2,052

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	2,351	4,262	4,898	16,272
Class 2	N/A	N/A	426	173
Shares issued in reinvestment of dividends and distributions:
Class 1	745	464	808	821
Class 2	N/A	N/A	23	57
Shares redeemed:
Class 1	(4,735)	(1,109)	(20,339)	(3,542)
Class 2	N/A	N/A	(712)	(558)

Net Increase (Decrease)	(1,639)	3,617	(14,896)	13,223

See accompanying notes.

95

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	SmallCap Blend Account (a)		SmallCap Growth Account II(b)

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

Operations
Net investment income (operating loss)	$ 294	$ 347	$ (551)	$ (715)
Net realized gain (loss) from investment transactions and foreign currency
transactions	(10,481)	8,627	(15,510)	23,500
Change in unrealized appreciation/depreciation of investments and translation of
assets and liabilities in foreign currencies	(20,746)	(6,581)	(26,133)	(16,104)

Net Increase (Decrease) in Net Assets Resulting from Operations	(30,933)	2,393	(42,194)	6,681

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(317)	(322)	–	–
From net realized gain on investments:
Class 1	(8,654)	(11,214)	–	–

Total Dividends and Distributions	(8,971)	(11,536)	–	–

Capital Share Transactions
Shares sold:
Class 1	2,481	7,304	15,817	13,816
Class 2	N/A	N/A	533	5,184
Shares issued in acquisition:
Class 1	N/A	N/A	N/A	43,676
Class 2	N/A	N/A	N/A	3,960
Shares issued in reinvestment of dividends and distributions:
Class 1	8,971	11,536	–	–
Shares redeemed:
Class 1	(15,384)	(20,372)	(19,686)	(33,780)
Class 2	N/A	N/A	(825)	(5,270)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,932)	(1,532)	(4,161)	27,586

Total Increase (Decrease)	(43,836)	(10,675)	(46,355)	34,267

Net Assets
Beginning of period	92,456	103,131	107,594	73,327

End of period (including undistributed net investment income as set forth below) .	$ 48,620	$ 92,456	$ 61,239	$ 107,594

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$ 323	$ 347	$ –	$ –

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	328	678	1,848	1,199
Class 2	N/A	N/A	64	443
Shares issued in acquisition:
Class 1	N/A	N/A	N/A	4,083
Class 2	N/A	N/A	N/A	370
Shares issued in reinvestment of dividends and distributions:
Class 1	1,059	1,077	–	–
Shares redeemed:
Class 1	(2,029)	(1,912)	(2,122)	(2,937)
Class 2	N/A	N/A	(98)	(463)

Net Increase (Decrease)	(642)	(157)	(308)	2,695

(a)	Effective June 13, 2008, SmallCap Account changed its name to SmallCap Blend Account.

(b)	Effective June 13, 2008, SmallCap Growth Account changed its name to SmallCap Growth Account II.

See accompanying notes.

96

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	SmallCap Value Account I(a)		West Coast Equity Account

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

Operations
Net investment income (operating loss)	$ 1,589	$ 1,440	$ 768	$ 1,180
Net realized gain (loss) from investment transactions and foreign currency
transactions	(17,616)	13,850	673	10,653
Change in unrealized appreciation/depreciation of investments and translation of
assets and liabilities in foreign currencies	(38,186)	(34,065)	(41,559)	783

Net Increase (Decrease) in Net Assets Resulting from Operations	(54,213)	(18,775)	(40,118)	12,616

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(1,414)	(731)	(1,044)	(960)
Class 2	(1)	(1)	(99)	(81)
From net realized gain on investments:
Class 1	(17,058)	(14,836)	(9,541)	(4,445)
Class 2	(19)	(19)	(1,202)	(585)

Total Dividends and Distributions	(18,492)	(15,587)	(11,886)	(6,071)

Capital Share Transactions
Shares sold:
Class 1	30,010	36,783	14,438	9,198
Class 2	36	80	813	2,189
Shares issued in acquisition:
Class 1	N/A	35,648	N/A	N/A
Class 2	N/A	255	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	18,472	15,567	10,585	5,405
Class 2	20	20	1,301	666
Shares redeemed:
Class 1	(38,084)	(46,953)	(41,923)	(44,547)
Class 2	(116)	(76)	(5,201)	(4,854)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	10,338	41,324	(19,987)	(31,943)

Total Increase (Decrease)	(62,367)	6,962	(71,991)	(25,398)

Net Assets
Beginning of period	178,935	171,973	144,148	169,546

End of period (including undistributed net investment income as set forth below) .	$ 116,568	$ 178,935	$ 72,157	$ 144,148

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$ 1,586	$ 1,453	$ 797	$ 1,172

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	2,519	2,079	748	371
Class 2	4	4	40	89
Shares issued in acquisition:
Class 1	N/A	1,940	N/A	N/A
Class 2	N/A	14	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	1,340	838	489	217
Class 2	1	1	60	27
Shares redeemed:
Class 1	(3,009)	(2,683)	(2,017)	(1,817)
Class 2	(9)	(4)	(261)	(198)

Net Increase (Decrease)	846	2,189	(941)	(1,311)

(a) Effective June 13, 2008, SmallCap Value Account changed its name to SmallCap Value Account I.

See accompanying notes.

97

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2008

1. Organization

Principal Variable Contracts Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. At December 31, 2008, the Fund consists of 40 accounts (Asset Allocation Account, Balanced Account, Bond & Mortgage Securities Account, Diversified International Account, Equity Income Account, Government & High Quality Bond Account, Income Account, International Emerging Markets Account, International SmallCap Account, LargeCap Blend Account II, LargeCap Growth Account, LargeCap Growth Account I, LargeCap S&P 500 Index Account, LargeCap Value Account, LargeCap Value Account II, LargeCap Value Account III, MidCap Blend Account, MidCap Growth Account I, MidCap Stock Account, MidCap Value Account II, Money Market Account, Mortgage Securities Account, Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, Principal LifeTime Strategic Income Account, Real Estate Securities Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Bond Account, Short-Term Income Account, SmallCap Blend Account, SmallCap Growth Account II, SmallCap Value Account I, and West Coast Equity Account), known as the “Accounts”.

On December 31, 2006, Principal Financial Services, Inc. and its subsidiary, Principal Management Corporation acquired all of the outstanding stock of WM Advisors, Inc., WM Shareholder Services, Inc., and WM Funds Distributor, Inc. (the “Transaction”). Immediately following the Transaction, WM Advisors, Inc., WM Shareholder Services, Inc., and WM Funds Distributor, Inc. were renamed, Edge Asset Management, Inc., Principal Shareholder Services, Inc., and Principal Funds Distributor, Inc., respectively.

Effective January 3, 2007, the initial purchases of $10,000 of Class 2 shares of Diversified International Account, LargeCap Blend Account II, LargeCap Growth Account, Money Market Account, Real Estate Securities Account, SmallCap Growth Account II, and SmallCap Value Account I (the “Principal Accounts”) were made by Principal Life Insurance Company.

Effective January 5, 2007, Diversified International Account, Income Account, LargeCap Blend Account II, LargeCap Growth Account, MidCap Stock Account, Money Market Account, Mortgage Securities Account, Real Estate Securities Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Account, SmallCap Growth Account II, SmallCap Value Account I, and West Coast Equity Account (the “Acquiring Accounts”) acquired all the assets and assumed all the liabilities in a tax-free reorganization of a corresponding series of WM Variable Trust (VT) (the “Acquired Funds”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization”) approved by shareholders of the Acquired Funds on December 15, 2006. Approximate conversion ratios, net assets of the Acquired Funds immediately prior to the acquisition (including accumulated net investment income/loss, accumulated realized gains/losses, and unrealized appreciation/depreciation) and net assets of the Acquiring Accounts immediately prior to and immediately following the acquisition were as follows:

									Net Assets
				Accumulated					of
				Net	Accumulated		Net Assets Net Assets Acquiring
				Investment	Realized	Unrealized	of	of	Account
		Conversion Ratio		Income/	Gains/	Appreciation Acquired Acquiring following
Acquired	Acquiring		Class	(Loss)	(Losses)	(Depreciation)	Fund	Account acquisition
Fund	Account	1	2	(000s)	(000s)	(000s)	(000s)	(000s)	(000s)

VT International	Diversified
Growth Fund	International Account	0.71	0.70	$ (662)	$ (75)	$19,931	$148,176	$400,852	$549,028

VT Income Fund*	Income Account	1.00	1.00	12,320	(890)	3,272	199,897	—	199,897

VT Growth & Income	LargeCap Blend
Fund	Account II	1.62	1.62	—	(12,284)	—	253,393	200,760	454,152
	LargeCap Growth
VT Growth Fund	Account	1.00	0.99	—	(66,194)	22,140	303,389	128,889	432,277

VT Mid Cap Stock
Fund*	MidCap Stock Account	1.00	1.00	854	5,995	40,007	116,083	—	116,083

VT Money Market	Money Market
Fund	Account	1.00	1.00	—	—	—	15,078	180,072	195,150

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2008

1. Organization (Continued)
									Net Assets
				Accumulated					of
				Net	Accumulated		Net Assets Net Assets Acquiring
				Investment	Realized	Unrealized	of	of	Account
		Conversion Ratio		Income/	Gains/	Appreciation Acquired Acquiring following
Acquired	Acquiring	Class		(Loss)	(Losses)	(Depreciation)	Fund	Account acquisition
Fund	Account	1	2	(000s)	(000s)	(000s)	(000s)	(000s)	(000s)

VT U.S. Government	Mortgage Securities
Securities Fund*	Account	1.00	1.00	13,824	(5,367)	(3,349)	265,187	—	265,187

VT REIT Fund	Real Estate Securities
	Account	0.54	0.53	—	—	13,205	56,272	252,106	308,378

VT Balanced	SAM Balanced
Portfolio*	Portfolio	1.00	1.00	$21,385	$2,061	$129,187	$728,483	$ —	$728,483

VT Conservative	SAM Conservative
Balanced Portfolio*	Balanced Portfolio	1.00	1.00	2,687	1,118	8,725	75,783	—	75,783

VT Conservative	SAM Conservative
Growth Portfolio*	Growth Portfolio	1.00	1.00	9,253	(14,550)	76,615	405,481	—	405,481

VT Flexible Income	SAM Flexible Income
Portfolio*	Portfolio	1.00	1.00	8,467	2,247	20,785	189,450	—	189,450

VT Strategic Growth	SAM Strategic Growth
Portfolio*	Portfolio	1.00	1.00	4,104	(2,145)	37,949	215,718	—	215,718

VT Short Term	Short-Term Income
Income Fund*	Account	1.00	1.00	2,170	(499)	(388)	45,761	—	45,761

VT Small Cap	SmallCap Growth
Growth Fund	Account II	0.96	0.94	—	(21,731)	8,140	47,636	72,563	120,199

VT Small Cap Value	SmallCap Value
Fund	Account I	0.56	0.56	—	558	2,092	35,903	168,894	204,797

VT West Coast Equity West Coast Equity
Fund*	Account	1.00	1.00	1,031	4,658	47,879	168,993	—	168,993

*Designates the survivor for accounting and performance reporting purposes (the “Reorganized Accounts”).

Effective January 5, 2007, Equity Income Account I (now known as Equity Income Account) acquired all the assets and assumed all the liabilities of VT Equity Income Fund and Equity Income Account (the “Acquired Funds”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization”) approved by shareholders of the Acquired Funds on December 15, 2006. The acquisition was accomplished by a tax-free exchange of shares from the Acquired Funds for shares of Equity Income Account at an approximate exchange rate of 1.00 for VT Equity Income Fund Class 1 and Class 2 shares, and .53 for Equity Income Account Class 1 shares. The aggregate net assets of VT Equity Income Fund, Equity Income Account, and Equity Income Account immediately prior to the acquisition were approximately $364,608,000 (including approximately $5,616,000 of accumulated net investment income, $26,854,000 of accumulated realized gains, and $70,612,000 of unrealized appreciation), $163,558,000 (including approximately $1,583,000 of unrealized appreciation), and $0, respectively. The aggregate net assets of Equity Income Account immediately following the acquisition were $528,166,000. VT Equity Income Fund is the survivor for accounting and performance reporting purposes (a “Reorganized Account”).

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2008

1. Organization (Continued)

Effective April 30, 2007, LargeCap Growth Account I acquired all the assets and assumed all the liabilities of LargeCap Growth Equity Account pursuant to an Agreement and Plan of Reorganization approved by the shareholders of LargeCap Growth Equity Account on December 15, 2006. The acquisition was accomplished by a tax-free exchange of shares from LargeCap Growth Equity Account for shares of LargeCap Growth Account I at an approximate exchange rate of .27. The aggregate net assets of LargeCap Growth Equity Account and LargeCap Growth Account I immediately prior to the acquisition were approximately $38,615,000 (including approximately $0 of accumulated net investment operating loss, $(1,354,000) of accumulated realized losses, and $3,385,000 of unrealized appreciation) and $270,169,000, respectively. The aggregate net assets of LargeCap Growth Account I immediately following the acquisition were $308,783,000.

On June 13, 2008 Principal Variable Contracts Fund, Inc. changed its name to Principal Variable Contracts Funds, Inc. In addition, the Accounts had name changes:

Former Account Name	New Account Name

Bond Account	Bond & Mortgage Securities Account
Capital Value Account	LargeCap Value Account
Equity Growth Account	LargeCap Growth Account I
Equity Income Account I	Equity Income Account
Equity Value Account	LargeCap Value Account II
Growth Account	LargeCap Growth Account
LargeCap Blend Account	LargeCap Blend Account II
LargeCap Stock Index Account	LargeCap S&P 500 Index Account
LargeCap Value Account	LargeCap Value Account III
MidCap Account	MidCap Blend Account
MidCap Growth Account	MidCap Growth Account I
MidCap Value Account	MidCap Value Account II
SmallCap Account	SmallCap Blend Account
SmallCap Growth Account	SmallCap Growth Account II
SmallCap Value Account	SmallCap Value Account I

On December 8, 2008, the Board of Directors of Principal Variable Contracts Funds, Inc. LargeCap Value Account II approved an Agreement and Plan of Reorganization whereby, LargeCap Value Account III will acquire all the assets of LargeCap Value Account II subject to the liabilities of such fund, in exchange for a number of shares equal to the pro rata net assets of LargeCap Value Account III. The Reorganization is expected to take place on April 24, 2009.

All classes of shares for each of the Accounts represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund’s Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.

Temporary Guarantee Program for Money Market Funds. Following approval by the Board of Directors of Principal Variable Contracts Funds, Inc., Money Market Account submitted to the United States Department of Treasury an agreement to participate in the Temporary Guarantee Program for Money Market Funds (the “Program”).

The Program will guarantee Money Market Account shareholders that they will receive $1.00 per share they owned as of the close of business on September 19, 2008, or the number of shares held on the date the Account’s market based net asset value falls below $0.995 per share and the Money Market Account liquidates, whichever is less. The program is subject to an overall limit of $50 billion for all money market funds participating in the Program. The Program does not cover investors who were not shareholders of the Money Market Account on September 19, 2008.

The Program remains in effect until April 30, 2009, unless extended by the United States Treasury Department. If the Program is extended, the Board of Directors would need to approve the Money Market Account’s continued participation in the Program and the Money Market Account would need to reapply and pay an additional premium. The cost for participating in the initial three-month Program was .01% of the net assets of the Account as of September 19, 2008 and was borne by the Money Market Account. An additional cost of .015% of the net assets of the Account as of September 19, 2008 was borne by the Money Market Account to participate in the program through April 30, 2009. The cost for participating in the Program incurred during the period ended December 31, 2008 is included as a component of miscellaneous expense on the statement of operations.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2008

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, and Principal LifeTime Strategic Income Account (collectively, the “Principal LifeTime Accounts”) along with SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio (collectively, the “SAM Portfolios”) invest in combinations of other series of Principal Variable Contracts Funds, Inc. and Principal Funds, Inc. (the “Underlying Funds”). Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.

The Accounts (with the exception of Money Market Account, Principal LifeTime Accounts, and SAM Portfolios) value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use electronic modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks and foreign securities, the investments are valued at their fair value as determined in good faith by Principal Management Corporation (the “Manager”) under procedures established and periodically reviewed by the Fund’s Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the account’s net asset value are ordinarily not reflected in the account’s net asset value. If the Manager reasonably believes events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the account’s net asset value will materially affect the value of a foreign security, then the security is valued at its fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices and foreign currencies.

To the extent each account invests in foreign securities listed on foreign exchanges which trade on days on which the account does not determine its net asset value, for example weekends and other customary national U.S. holidays, each account’s net asset value could be significantly affected on days when shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.

Short-term securities purchased with less than 60 days until maturity are valued at amortized cost, which approximates market. Money Market Account values its securities at amortized cost as permitted under Rule 2a-7 of the Investment Company Act of 1940. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the account.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Effective January 1, 2008, the Accounts adopted the provisions of FAS 157.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2008

2. Significant Accounting Policies (Continued)

In accordance with FAS 157, fair value is defined as the price that the Accounts would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Accounts use various valuation approaches, including market, income and/or cost approaches. FAS 157 establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Accounts. Unobservable inputs are inputs that reflect the Accounts own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

”Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

”Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.) Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

”Level 3 – Significant unobservable inputs (including the Accounts’ assumptions in determining the fair value of investments.) Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Accounts in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Account’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Accounts use prices and inputs that are current as of the measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments. For example, short-term securities held in Money Market Account are valued using amortized cost, as permitted under 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Accounts’ securities carried at value (amounts shown in thousands):

			Level 2 — Other Significant		Level 3 — Significant
	Level 1 — Quoted Prices		Observable Inputs		Unobservable Inputs		Totals (Level 1,2,3)

		Other		Other		Other		Other
	Investments	Financial	Investments	Financial	Investments	Financial	Investments	Financial
Account	in Securities	Instruments*	in Securities	Instruments*	in Securities	Instruments*	in Securities	Instruments*

Asset Allocation
Account	$23,270	$265	$44,595	$106	$300	$ —	$68,165	$371

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2008

2. Significant Accounting Policies (Continued)

			Level 2 — Other Significant		Level 3 — Significant
	Level 1 — Quoted Prices		Observable Inputs		Unobservable Inputs		Totals (Level 1,2,3)

		Other		Other		Other		Other
	Investments	Financial	Investments	Financial	Investments	Financial	Investments	Financial
Account	in Securities	Instruments* in Securities Instruments* in Securities Instruments* in Securities						Instruments*

Balanced Account	$35,791	$ 9	$ 26,916	$ —	$ 34	$ —	$ 62,741	$ 9
Bond & Mortgage
Account	543	—	408,384	(276)	521	—	409,448	(276)
Diversified International
Account	6,285	—	277,751	—	4,213	—	288,249	—
Equity Income Account	314,429	—	19,683	—	—	—	334,112	—
Government & High
Quality Bond Account	—	188	314,954	(731)	—	—	314,954	(543)
Income Account	—	—	126,648	—	774	—	127,422	—
International Emerging
Markets Account	18,658	—	77,231	—	—	—	95,889	—
International SmallCap
Account	82	—	84,655	—	58	—	84,795	—
LargeCap Blend
Account II	155,549	19	1,329	—	—	—	156,878	19
LargeCap Growth
Account	159,959	—	12,929	—	—	—	172,888	—
LargeCap Growth
Account I	155,836	—	1,500	—	—	—	157,336	—
LargeCap S&P 500
Index Account	95,657	80	1,587	—	—	—	97,244	80
LargeCap Value
Account	142,777	69	2,424	—	—	—	145,201	69
LargeCap Value
Account II	3,608	(1)	5	—	—	—	3,613	(1)
LargeCap Value
Account III	177,260	—	5,349	—	—	—	182,609	—
MidCap Blend Account	241,238	—	24,764	—	—	—	266,002	—
MidCap Growth
Account I	39,967	—	—	—	—	—	39,967	—
MidCap Stock Account	48,480	—	2,384	—	—	—	50,864	—
MidCap Value Account
II	75,392	—	1,376	—	—	—	76,768	—
Money Market Account	—	—	470,502	—	—	—	470,502	—
Mortgage Securities
Account	—	—	158,189	—	—	—	158,189	—
Principal LifeTime 2010
Account	32,096	—	—	—	—	—	32,096	—
Principal LifeTime 2020
Account	126,282	—	—	—	—	—	126,282	—
Principal LifeTime 2030
Account	25,362	—	—	—	—	—	25,362	—
Principal LifeTime 2040
Account	11,341	—	—	—	—	—	11,341	—
Principal LifeTime 2050
Account	7,215	—	—	—	—	—	7,215	—
Principal LifeTime
Strategic Income
Account	17,048	—	—	—	—	—	17,048	—
Real Estate Securities
Account	122,382	—	4,275	—	—	—	126,657	—

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2008

2. Significant Accounting Policies (Continued)

			Level 2 — Other Significant		Level 3 — Significant
	Level 1 — Quoted Prices		Observable Inputs		Unobservable Inputs		Totals (Level 1,2,3)

		Other		Other		Other		Other
	Investments	Financial	Investments	Financial	Investments	Financial	Investments	Financial
Account	in Securities Instruments* in Securities Instruments* in Securities Instruments* in Securities							Instruments*

SAM Balanced
Portfolio	$500,984	$ —	$ —	$ —	$ —	$ —	$500,984	$ —
SAM Conservative
Balanced Portfolio	91,512	—	—	—	—	—	91,512	—
SAM Conservative
Growth Portfolio	173,940	—	—	—	—	—	173,940	—
SAM Flexible Income
Portfolio	125,017	—	—	—	—	—	125,017	—
SAM Strategic Growth
Portfolio	92,836	—	—	—	—	—	92,836	—
Short-Term Bond
Account	—	76	125,342	—	53	—	125,395	76
Short-Term Income
Account	—	(86)	39,335	—	—	—	39,335	(86)
Small Cap Blend
Account	46,850	66	1,494	—	—	—	48,344	66
SmallCap Growth
Account II	59,799	—	—	—	—	—	59,799	—
SmallCap Value
Account I	111,824	165	1,982	—	—	—	113,806	165
West Coast Equity	69,248	—	3,009	—	—	—	72,257	—
*Other financial instruments are derivative instruments such as futures, foreign currency contracts, and swap agreements, which are valued at the unrealized appreciation/depreciation on the instrument.

The changes in investments measured at fair value for which the Accounts’ have used level 3 inputs to determine fair value are as follows (amounts shown in thousands):

		Accrued		Change in		Tranfers	Value
	Value	Discounts/	Realized	Unrealized	Net	In and/or	December 31,
Portfolio	January 1, 2008	Premiums	Gain/(Loss)	Gain/(Loss)	Purchases/Sales	Out of Level 3	2008

Investments in Securities
Asset Allocation Account	$ 637	$ —	$—	$ —	$ 300	$ (637)	$ 300
Balanced Account	506	—	—	(12)	18	(478)	34
Bond & Mortgage Securities	15,817	6	—	(16)	(1,199)	(14,087)	521
Account
Diversified International	112	—	—	177	—	3,924	4,213
Account
Government & High Quality	12,755	—	—	—	—	(12,755)	—
Bond Account
Income Account	156	—	—	(231)	849	—	774
International Emerging	409	—	—	—	—	(409)	—
Markets Account
International Small Cap	—	—	—	(425)	—	483	58
Account
Short-Term Bond Account	5,011	—	—	(230)	(398)	(4,330)	53

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2008

2. Significant Accounting Policies (Continued)

Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the account holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

The following Accounts held securities denominated in currencies that exceeded 5% of net assets of the fund:

Diversified International Account		International Emerging Markets Account		International SmallCap Account

Japanese Yen	23.2%	United States Dollar	23.5%	Japanese Yen	34.3%
Euro	23.0	Hong Kong Dollar	18.6	Euro	23.6
British Pound	18.9	Korean Won	13.4	British Pound	16.4
Swiss Franc	8.2	Taiwan Dollar	10.0	Canadian Dollar	9.8
Canadian Dollar	6.1	Brazilian Real	9.1	Australian Dollar	6.1
		South African Rand	6.9

Income and Investment Transactions. The Accounts record investment transactions on a trade date basis. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Accounts record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Accounts are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized over the lives of the respective securities. The Accounts allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Account) of each class.

Expenses. Expenses directly attributed to an Account are charged to that Account. Other Account expenses not directly attributed to an Account are apportioned among the registered investment companies managed by Principal Management Corporation.

Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Account) of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations.

Expenses included in the statements of operations of the Principal LifeTime Accounts and SAM Portfolios reflect the expenses of each Principal LifeTime Account and SAM Portfolio and do not include any expenses associated with the Underlying Funds.

Dividends and Distributions to Shareholders. With respect to Money Market Account, all net investment income and any realized gains and losses from investment transactions are declared as dividends daily to shareholders of record as of that day. Dividends and distributions to shareholders of the other accounts are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, mortgage-backed securities, certain defaulted securities, expiring capital loss carry forwards, certain preferred securities, returns of capital, amortization of premiums and discounts, futures contracts, consent distributions, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, swap agreements, and foreign currency transactions. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed current and accumulated earnings and profits for federal income tax purposes are reported as return of capital distributions.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2008

2. Significant Accounting Policies (Continued)

Real Estate Securities Account receives substantial distributions from holdings in Real Estate Investment Trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the Account. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates must be used in reporting the character of income and distributions for financial statement purposes.

Federal Income Taxes. No provision for federal income taxes is considered necessary because each account is qualified as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

Foreign Taxes. Certain of the Accounts are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the Accounts as a reduction of income. These amounts are shown as withholding tax on foreign dividends on the statements of operations.

Gains realized upon disposition of certain foreign securities held by the Accounts are subject to capital gains tax, payable prior to repatriation of sale proceeds. The tax is computed on certain net realized gains. Realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the Accounts accrue an estimated deferred tax liability for future gains on certain foreign securities. At December 31, 2008, Diversified International Account had a foreign tax refund receivable of $19,000 no deferred tax liability, and no capital loss carryforward, and International Emerging Markets Account had a foreign tax refund receivable of $88,000 no deferred tax liability, and no capital loss carryforward, relating to Indian securities.

Foreign Currency Contracts. Certain of the Accounts enter into forward contracts to purchase and sell foreign currencies at a specified future date at a fixed exchange rate. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Accounts as an unrealized gain or loss. When the contract is closed, the Accounts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the Accounts’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Accounts could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The foreign currency contracts outstanding as of December 31, 2008 are included in the schedules of investments.

Futures Contracts. The Accounts (with the exception of Money Market Account) may enter into futures contracts for both hedging and non-hedging purposes. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, an account agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the account as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the account recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the account’s cost basis in the contract.

Recent Accounting Pronouncements. In March 2008, the FASB issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires enhanced disclosures about the Accounts’ derivative and hedging activities, including how such activities are accounted for and their effect on the Accounts’ financial position, performance and cash flows. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Accounts’ financial statements and related disclosures.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2008

2. Significant Accounting Policies (Continued)

In September 2008, the FASB issued FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4 (the “FSP”), “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161”. The FSP amends FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities,” to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The FSP is effective for fiscal years and interim periods ending after November 15, 2008. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the notes to financial statements.

3. Operating Policies

Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Accounts has valued the investments. This may have an adverse effect on each of the Accounts’ ability to dispose of particular illiquid securities at fair market value and may limit each of the Accounts’ ability to obtain accurate market quotations for purposes of valuing the securities. Information regarding illiquid securities is included with footnote designations in the schedules of investments.

Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Joint Trading Account. Certain of the Accounts may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the participating accounts’ cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by Principal Management Corporation. These balances may be invested in one or more short-term instruments or repurchase agreements that are collateralized by U.S. government securities.

Line of Credit. Certain of the Accounts participate with other funds managed by Principal Management Corporation in an unsecured joint line of credit with two banks which allow the participants to borrow up to $150 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the Fed Funds Rate plus .400%. During the year ended December 31, 2008, Bond & Mortgage Securities Account, Diversified International Account, Equity Income Account, Government & High Quality Bond Account, Income Account, International Emerging Markets Account, International SmallCap Account, LargeCap Blend Account II, LargeCap Growth Account I, LargeCap S&P 500 Index Account, LargeCap Value Account II, MidCap Blend Account, MidCap Growth Account I, MidCap Value Account II, Mortgage Securities Account, Real Estate Securities Account, Short-Term Bond Account, Short-Term Income Account, SmallCap Growth Account II, and SmallCap Value Account II each borrowed against the line of credit. The interest expense associated with these borrowings is included in other expenses on the statements of operations.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2008

3. Operating Policies (Continued)

Options Contracts. Certain of the Accounts may write call and put options on futures, swaps, securities or currencies it owns for both hedging and non-hedging purposes. Writing put options tends to increase an Account’s exposure to the underlying instrument. Writing call options tends to decrease an Accounts exposure to the underlying instrument. When an Account writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options contracts written on the statements of assets and liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. An Account as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk an Account may not be able to enter into a closing transaction because of an illiquid market. An Account may also purchase put and call options. Purchasing call options tends to increase an Accounts exposure to the underlying instrument. Purchasing put options tends to decrease an Account’s exposure to the underlying instrument. An Account pays a premium which is included on the Account’s statements of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss. Details of options contracts open at year end are included in the Accounts' schedules of investments. Transactions in options written during the year ended December 31, 2008, were as follows:

Government & High Quality Bond Account	Notional Amount	Premium (thousands)

Beginning of period	—	—
Options written	$15,000,000	$235
Options expired	—	—
Options closed	(15,000,000)	(235)
Options exercised	—	—
Balance at end of period	—	—

Rebates. Subject to best execution, the Accounts may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the account in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.

Repurchase Agreements. The Accounts may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Accounts’ policy that its custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Accounts have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Accounts could experience delays in the realization of the collateral.

Restricted Securities. Certain of the Accounts may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included with footnote designations in the schedules of investments. Securities Lending. To earn additional income, certain of the Accounts may lend portfolio securities to approved brokerage firms. The Accounts receive collateral, generally in the form of cash, against the loaned securities. During the period of the loan, the borrower must maintain collateral in an amount not less than 100% of the market value of the loaned securities. The market value of loaned securities is determined at the close of business of the Accounts and any additional required collateral is delivered to the Accounts on the next business day. The cash collateral is usually invested in short-term securities and the Accounts could realize a loss on such investments. Further, the Accounts could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. As of December 31, 2008, the market value of securities on loan and the cash collateral received by the Accounts is as follows (in thousands):

	Market	Cash		Market	Cash
	Value	Collateral		Value	Collateral

Balanced Account	$1,168	$1,207	Short-Term Bond Account	$3,550	$3,627

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2008

3. Operating Policies (Continued)

Senior Floating Rate Interests. The Accounts may invest in senior floating rate interests (bank loans). Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Senior floating rate interests pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests may be substantially less than stated maturities shown in the schedules of investments.

Swap Agreements. Certain of the Accounts may invest in swap agreements. Swap agreements are privately negotiated agreements between an Account and a counterparty to exchange a series of cash flows at specified intervals based upon, or calculated by reference to, changes in specified prices or rates for a specified amount of an underlying asset. An Account may enter into credit default, interest rate, or total return swap agreements to manage its exposure to credit, interest rate, or market risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps agreements are valued through a pricing service or using procedures established and periodically reviewed by the Fund’s Board of Directors; changes in value are recorded as unrealized gain or loss. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities

Upon termination of swap agreements, the Funds recognize a realized gain or loss. Net periodic payments to be received or paid are accrued daily and are recorded in the statements of operations as realized gains or losses.

Payments received or made at the beginning of the measurement period are reflected as such on the statements of assets and liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). These upfront payments are amortized daily over the term of the swap agreement as realized gains or losses on the statements of operations.

Notional principal amounts are used to express the extent of involvement in these agreements. Risks may exceed amounts shown on the statements of assets and liabilities. These risks include changes in the returns of the underlying instruments, unfavorable interest rate fluctuation, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and the possible lack of liquidity with respect to the swap agreements.

Credit default swaps involve commitments to pay a fixed rate at a predetermined frequency in exchange for a lump sum payment if a “credit event”, as defined in the agreement, affecting a third party occurs. Credit events may include a failure to pay interest, bankruptcy, restructuring, or other event as defined in the agreement. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of a credit event. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of a credit event. As the seller of credit protection, an Account would add leverage to its portfolio because, in addition to its total net assets, an Account would be subject to investment exposure on the notional amount of the swap.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2008

3. Operating Policies (Continued)

If an Account is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Account will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swap to achieve a similar effect. Credit-default swap on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008 for which a Fund is the seller of protection are disclosed in the footnotes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Details of credit default swaps where Bond & Mortgage Securities Account sold protection as of December 31, 2008 are as follows (amounts shown in thousands):

Counterparty	Reference	(Pay)/Receive	Expiration	Notional	Market	Upfront Premiums	Unrealized
(Issuer)	Entity	Fixed Rate	Date	Amount(1)	Value(2)	Paid/(Received)	(Depreciation)

Deutsche Bank AG	CDX.NA.IG.10	(1.55)%	06/20/2013	$5,856	$ (135)	$ (7)	$(128)
Merrill Lynch	CDX.NA.IG.10	(1.55)	06/20/2013	5,856	(121)	27	(148)

(1) The maximum potential amount the Account could be required to make as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2) The market price and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit default swap as of the period end. Increasing market values, in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swaps involve the commitment to pay or receive a floating rate of interest in exchange for a fixed rate of interest based on the same notional amount.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2008

3. Operating Policies (Continued)

Total return swaps involve commitments to pay interest in exchange for a market-linked return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

Details of swap agreements open at year end are included in the Funds' schedules of investments.

4. Management Agreement and Transactions with Affiliates

Management Services. The Fund has agreed to pay investment advisory and management fees to the Manager (wholly owned by Principal Financial Services, Inc.) computed at an annual percentage rate of each account’s average daily net assets. The annual rate paid by Principal LifeTime Accounts is 0.1225% of each of the Principal LifeTime Accounts’ average daily net assets up to $3 billion and 0.1125% of each of the Principal LifeTime Accounts’ average daily net assets over $3 billion. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is 0.25% of aggregate net assets up to the first $1 billion and 0.20% of aggregate net assets over $1 billion. The annual rates used in this calculation for each of the other Accounts are as follows:

				Net Assets of Accounts (in millions)

								Over
			First $100	Next $100	Next $100	Next $100		$400

Asset Allocation Account			0.80%	0.75%	0.70%	0.65%		0.60%
Balanced Account			0.60	0.55	0.50	0.45		0.40
Bond & Mortgage Securities Account			0.50	0.45	0.40	0.35		0.30
Equity Income Account			0.60	0.55	0.50	0.45		0.40
Government & High Quality Bond Account			0.50	0.45	0.40	0.35		0.30
International SmallCap Account			1.20	1.15	1.10	1.05		1.00
LargeCap Growth Account I			0.80	0.75	0.70	0.65		0.60
MidCap Blend Account			0.65	0.60	0.55	0.50		0.45
MidCap Growth Account I			0.90	0.85	0.80	0.75		0.70
Money Market Account			0.50	0.45	0.40	0.35		0.30
Real Estate Securities Account			0.90	0.85	0.80	0.75		0.70
Short-Term Bond Account			0.50	0.45	0.40	0.35		0.30
SmallCap Blend Account			0.85	0.80	0.75	0.70		0.65
SmallCap Growth Account II			1.00	0.95	0.90	0.85		0.80
SmallCap Value Account I			1.10	1.05	1.00	0.95		0.90

				Net Assets of Accounts (in millions)

								Over
			First $250	Next $250	Next $250	Next $250		$1,000

Diversified International Account			0.85%	0.80%	0.75%	0.70%		0.65%
International Emerging Markets Account			1.25	1.20	1.15	1.10		1.05
LargeCap Blend Account II			0.75	0.70	0.65	0.60		0.55
LargeCap Value Account			0.60	0.55	0.50	0.45		0.40
LargeCap Value Account II			0.85	0.80	0.75	0.70		0.65
LargeCap Value Account III			0.75	0.70	0.65	0.60		0.55
MidCap Value Account II			1.05	1.00	0.95	0.90		0.85

							Net Assets of Account

		Net Assets of Account						(in millions)

	First	Next	Next	Over $3			First	Next	Over
	$1 billion $1 billion		$1 billion	Billion			$200	$300	$500

MidCap Stock Account	0.75%	0.70%	0.65%	0.60%	Short-Term Income Account		0.50%	0.45%	0.40%

			NOTES TO FINANCIAL STATEMENTS
		PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
			December 31, 2008

4. Management Agreement and Transactions with Affiliates (Continued)

	Net Assets of Account					Net Assets of Account

	(in millions)					(in millions)

				First	Next	Next $1	Next $1	Over $3
	First $500	Over $500		$500	$500	billion	billion	billion

LargeCap Growth
West Coast Equity Account	.625%	.50%	Account	0.68%	0.63%	0.61%	0.56%	0.51%

	Net Assets of Accounts

	First $2	Over $2
	billion	billion

Income Account	.50%	.45%
Mortgage Securities Account	.50	.45

	Overall Fee

LargeCap S&P 500 Index Account	.25%

The Manager has contractually agreed to limit the expenses (excluding interest the Accounts incur in connection with investments they make) for certain classes of shares of certain of the Accounts. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The operating expense limits are as follows:

	From January 1, 2008 through December 31, 2008

	Class 1	Class 2	Expiration

Principal LifeTime 2040 Account	0.13%	N/A	April 30, 2009
Principal LifeTime 2050 Account	0.12	N/A	April 30, 2009
Principal LifeTime Strategic Income Account	0.14	N/A	April 30, 2009
SmallCap Value Account I	1.01	1.26%	April 30, 2010

	From January 1, 2008 through April 29, 2008

	Class 1	Class 2	Expiration

Diversified International Account	1.04%	1.29%	April 29, 2008
Equity Income Account	0.66	0.91	April 29, 2008
Income Account	0.55	0.80	April 29, 2008
LargeCap Blend Account II	0.78	1.03	April 29, 2008
LargeCap Growth Account	0.80	1.05	April 29, 2008
LargeCap Value Account II	0.90	N/A	April 29, 2008
MidCap Stock Account	0.80	1.05	April 29, 2008
Money Market	0.72	0.97	April 29, 2008
Mortgage Securities Account	0.54	0.79	April 29, 2008
Principal LifeTime 2010 Account	0.16	N/A	April 29, 2008
Principal LifeTime 2020 Account	0.13	N/A	April 29, 2008
Principal LifeTime 2030 Account	0.16	N/A	April 29, 2008
Real Estate Securities Account	0.90	1.15	April 29, 2008
SAM Balanced Portfolio	0.28	0.53	April 29, 2008
SAM Conservative Balanced Portfolio	0.35	0.60	April 29, 2008
SAM Conservative Growth Portfolio	0.29	0.54	April 29, 2008
SAM Flexible Income Portfolio	0.30	0.55	April 29, 2008
SAM Strategic Growth Portfolio	0.30	0.55	April 29, 2008
Short-Term Income Account	0.61	0.86	April 29, 2008
SmallCap Growth Account II	1.02	1.27	April 29, 2008
West Coast Equity Account	0.68	0.93	April 29, 2008

	NOTES TO FINANCIAL STATEMENTS
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
	December 31, 2008

4. Management Agreement and Transactions with Affiliates (Continued)

	From November 1, 2008 through December 31, 2008

	Class 1	Class 2	Expiration

MidCap Value Account II	1.01%	N/A	April 30, 2010

Distribution and Shareholder Servicing Fees. Class 2 shares of the Accounts bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to Class 2 shares of each of the Accounts. Distribution fees are paid to Principal Funds Distributor, Inc., the principal underwriter, a portion may be paid to other selling dealers for providing certain services. The annual rate for Class 2 shares is .25%.

Affiliated Ownership. At December 31, 2008, Principal Life Insurance Company (an affiliate of the Manager) and/or one or more separate accounts sponsored by Principal Life Insurance Company owned shares of the Accounts as follows (amounts in thousands):

	Class 1		Class 1

Asset Allocation Account	6,276	Mortgage Securities Account	25
Balanced Account	5,301	Principal LifeTime 2010 Account	3,979
Bond & Mortgage Securities Account	29,632	Principal LifeTime 2020 Account	15,598
Diversified International Account	23,405	Principal LifeTime 2030 Account	3,247
Equity Income Account	12,806	Principal LifeTime 2040 Account	1,432
Government & High Quality Bond Account	25,516	Principal LifeTime 2050 Account	927
International Emerging Markets Account	8,614	Principal LifeTime Strategic Income Account	1,975
International SmallCap Account	9,312	Real Estate Securities Account	10,288
LargeCap Blend Account II	30,115	SAM Balanced Portfolio	19,435
LargeCap Growth Account	6,665	SAM Conservative Balanced Portfolio	6,485
LargeCap Growth Account I	12,515	SAM Conservative Growth Portfolio	2,311
LargeCap S&P 500 Index Account	14,972	SAM Flexible Income Portfolio	6,358
LargeCap Value Account	7,215	SAM Strategic Growth Portfolio	1,727
LargeCap Value Account II	594	Short-Term Bond Account	13,686
LargeCap Value Account III	16,652	Short-Term Income Account	115
MidCap Blend Account	10,798	SmallCap Blend Account	8,771
MidCap Growth Account I	6,728	SmallCap Growth Account II	5,658
MidCap Value Account II	10,225	SmallCap Value Account I	10,230
Money Market Account	430,113	West Coast Equity Account	138

Affiliated Brokerage Commissions. With respect to Bond & Mortgage Securities Account, $11,000 of brokerage commissions were paid to Spectrum Asset Management, Inc., a member of the Principal Financial Group. The other Accounts did not pay brokerage commissions to any member of the Principal Financial Group during the year ended December 31, 2008. Brokerage commissions were paid to affiliates of sub-advisors as follows (in thousands):

Year Ended
December 31, 2008

MidCap Value Account II	$ 3
SmallCap Growth Account II	3
SmallCap Value Account I	5

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2008

5. Investment Transactions

For the year ended December 31, 2008, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments) by the Accounts were as follows (amounts shown in thousands):

	Purchases	Sales		Purchases	Sales

Asset Allocation Account	$162,338	$178,518	Mortgage Securities Account	$14,295	$93,640
Balanced Account	183,698	205,454	Principal LifeTime 2010 Account	16,129	11,096
Bond & Mortgage Securities Account	1,696,444	1,814,190	Principal LifeTime 2020 Account	46,585	24,008
Diversified International Account	443,089	481,113	Principal LifeTime 2030 Account	13,648	5,221
Equity Income Account	387,114	441,811	Principal LifeTime 2040 Account	6,029	3,339
Government & High Quality Bond Account	838,517	870,615	Principal LifeTime 2050 Account	4,153	1,489
Income Account	14,518	52,702	Principal LifeTime Strategic Income Account	8,693	5,670
International Emerging Markets Account	219,646	230,950	Real Estate Securities Account	82,089	86,006
International SmallCap Account	177,700	195,593	SAM Balanced Portfolio	254,685	227,790
LargeCap Blend Account II	139,868	153,868	SAM Conservative Balanced Portfolio	74,771	38,511
LargeCap Growth Account	242,794	323,797	SAM Conservative Growth Portfolio	65,096	146,389
LargeCap Growth Account I	136,944	160,272	SAM Flexible Income Portfolio	73,399	87,288
LargeCap S&P 500 Index Account	20,551	49,986	SAM Strategic Growth Portfolio	45,802	107,230
LargeCap Value Account	283,759	320,477	Short-Term Bond Account	24,462	57,568
LargeCap Value Account II	2,257	1,352	Short-Term Income Account	21,427	44,373
LargeCap Value Account III	173,377	106,114	SmallCap Blend Account	46,555	59,142
MidCap Blend Account	74,437	141,644	SmallCap Growth Account II	69,109	71,180
MidCap Growth Account I	61,475	70,070	SmallCap Value Account I	81,578	86,312
MidCap Stock Account	27,518	34,911	West Coast Equity Account	15,289	46,964
MidCap Value Account II	187,362	193,358

For the year ended December 31, 2008, the cost of U.S. government securities purchased and proceeds from U.S. government securities sold (not including short-term investments) by the Accounts were as follows (amounts shown in thousands):

	Purchases	Sales		Purchases	Sales

Asset Allocation Account	$20,207	$18,655	Mortgage Securities	$3,537	$1,331
Balanced Account	8,557	13,336	Short Term Bond Account	9,033	10,717
Bond & Mortgage Securities Account	64,634	111,805	Short Term Income Account	2,130	9,671
Government & High Quality Bond Account	91,098	128,408	SmallCap Value Account I	118	278
Income Account	6,535	10,212

The Accounts may trade portfolio securities on a “to-be-announced” (“TBA”) or when-issued basis. In a TBA or when-issued transaction, the account commits to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA or when-issued basis are not settled until they are delivered to the account, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. The value of the securities purchased on a TBA or when-issued basis are identified as such in each account’s schedule of investments.

Certain of the Accounts have entered into mortgage-dollar-roll transactions, in which the Account sells mortgage-backed securities and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in additional securities. The Account forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The Accounts treat mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the Accounts' portfolio turnover ratio. Amounts to be received or paid in connection with open mortgage-dollar-rolls are included in Investment securities sold and Investment securities purchased on the statements of assets and liabilities.

Certain of the Accounts experienced an in-kind-redemption during the year ended December 31, 2008. The in-kind redemption resulted in realized gains (losses) of $3,191,000, ($2,769,000), $309,000, $466,000, $4,401,000, ($470,000), $231,000, $878,000, $174,000, ($87,000), $50,000, $1,408,000, for Diversified International Account, Equity Income Account, Income Account, International Emerging Markets Account, LargeCap Growth Account, MidCap Stock Account, Mortgage Securities Account, Real Estate Securities Account, Short-term Income Account, SmallCap Growth Account II, SmallCap Value Account I and West Coast Equity Account, respectively. These realized gains (losses) are included in net realized gain (loss) from investment transactions on the statement of operations.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2008

6. Federal Tax Information

Distributions to Shareholders. The federal income tax character of distributions paid for the years ended December 31, 2008 and December 31, 2007 were as follows (amounts in thousands):

	Ordinary Income		Long-Term Capital Gain*		Section 1250 Gains

	2008	2007	2008	2007	2008	2007

Asset Allocation Account	$ 4,724	$ 2,397	$ 4,828	$ 3,571	$ —	$ —
Balanced Account	2,956	2,869	3,470	—	—	—
Bond & Mortgage Securities Account	25,851	19,521	—	—	—	—
Diversified International Account	32,412	25,313	76,228	33,892	—	—
Equity Income Account	20,200	8,643	25,508	23,943	—	—
Government & High Quality Bond Account	15,001	14,132	—	—	—	—
Income Account	11,335	12,390	208	—	—	—
International Emerging Markets Account	31,597	10,596	26,102	6,044	—	—
International SmallCap Account	12,395	12,423	20,033	24,506	—	—
LargeCap Blend Account II	15,975	5,332	84,558	5,571	—	—
LargeCap Growth Account	1,456	773	—	—	—	—
LargeCap Growth Account I	401	1,572	—	—	—	—
LargeCap S&P 500 Index Account	3,668	3,267	3,811	—	—	—
LargeCap Value Account	8,985	4,723	24,933	16,846	—	—
LargeCap Value Account II	2	133	234	435	—	—
LargeCap Value Account III	6,207	3,398	5,979	7,055	—	—
MidCap Blend Account	7,072	11,456	40,117	34,838	—	—
MidCap Growth Account I	5,034	2,219	4,068	7,977	—	—
MidCap Stock Account	1,477	1,238	14,996	5,936	—	—
MidCap Value Account II	7,114	6,240	4,056	7,401	—	—
Money Market Account	8,668	11,089	—	—	—	—
Mortgage Securities Account	12,314	13,584	—	—	—	—
Principal LifeTime 2010 Account	2,161	572	2,639	227	—	—
Principal LifeTime 2020 Account	8,649	1,103	12,247	504	—	—
Principal LifeTime 2030 Account	1,505	174	2,183	72	—	—
Principal LifeTime 2040 Account	695	49	1,185	37	—	—
Principal LifeTime 2050 Account	485	32	764	22	—	—
Principal LifeTime Strategic Income Account	861	292	633	71	—	—
Real Estate Securities Account	5,194	2,670	58,377	29,071	330	806
SAM Balanced Portfolio	22,940	17,471	71,003	—	—	—
SAM Conservative Balanced Portfolio	3,089	2,537	5,139	812	—	—
SAM Conservative Growth Portfolio	9,785	6,435	26,791	—	—	—
SAM Flexible Income Portfolio	8,007	8,332	10,759	2,481	—	—
SAM Strategic Growth Portfolio	4,616	2,492	20,889	—	—	—
Short-Term Bond Account	7,051	4,679	—	—	—	—
Short-Term Income Account	2,053	2,132	—	—	—	—
SmallCap Blend Account	3,084	2,245	5,887	9,291	—	—
SmallCap Value Account I	5,981	3,046	12,511	12,541	—	—
West Coast Equity Account	1,572	1,190	10,314	4,881	—	—

*The Accounts designate these distributions as long-term capital gain dividends per IRC code Sec. 852(b)(3)(C).

The acquisitions of VT Equity Income Fund, VT Income Fund, VT Mid Cap Stock Fund, VT U.S. Government Securities Fund, VT Balanced Portfolio, VT Flexible Income Portfolio, VT Conservative Balanced Portfolio, VT Conservative Growth Portfolio, VT Strategic Growth Portfolio, VT Short Term Income Fund, and VT West Coast Equity Fund, by corresponding series of Principal Variable Contracts Funds, Inc. constitute reorganizations under Internal Revenue Code Section 368(a)(1)(F). Distributions shown for 2007 include the respective Acquired Fund distributions prior to the reorganizations.

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2008

6. Federal Tax Information (Continued)

Distributable Earnings. As of December 31, 2008, the components of distributable earnings on a federal income tax basis were as follows (amounts in thousands):

	Undistributed	Undistributed
	Ordinary Income	Long-Term Capital Gains

Asset Allocation Account	$1,769	$ —
Balanced Account	2,568	—
Bond & Mortgage Securities Account	24,028	—
Diversified International Account	9,461	—
Equity Income Account	12,432	—
Government & High Quality Bond Account	15,229	—
Income Account	9,496	152
International Emerging Markets Account	1,383	—
International SmallCap Account	2,309	—
LargeCap Blend Account II	2,917	—
LargeCap Growth Account	1,429	—
LargeCap S&P 500 Index Account	3,030	—
LargeCap Value Account	4,633	—
LargeCap Value Account II	98	—
LargeCap Value Account III	4,347	—
MidCap Blend Account	2,294	14,827
MidCap Growth Account I	57	—
MidCap Stock Account	750	382
MidCap Value Account II	1,520	—
Mortgage Securities Account	9,227	—
Principal LifeTime 2010 Account	1,531	66
Principal LifeTime 2020 Account	4,925	—
Principal LifeTime 2030 Account	754	51
Principal LifeTime 2040 Account	335	—
Principal LifeTime 2050 Account	195	—
Principal LifeTime Strategic Income Account	1,047	173
Real Estate Securities Account	2,816	—
SAM Balanced Portfolio	23,440	18,466
SAM Conservative Balanced Portfolio	3,872	1,462
SAM Conservative Growth Portfolio	8,877	10,464
SAM Flexible Income Portfolio	6,491	1,124
SAM Strategic Growth Portfolio	3,687	1,483
Short-Term Bond Account	7,302	—
Short-Term Income Account	2,568	—
SmallCap Blend Account	323	—
SmallCap Value Account I	1,587	—
West Coast Equity Account	797	—

As of December 31, 2008, LargeCap Growth Account I, Money Market Account and SmallCap Growth Account II had no distributable earnings on a federal income tax basis.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2008

6. Federal Tax Information (Continued)

Capital Loss Carryforwards. For federal income tax purposes, capital loss carryforwards are losses that can be used to offset future capital gains of an account. At December 31, 2008, the following Accounts had approximate net capital loss carryforwards as follows (amounts in thousands):

				Net Capital Loss Carryforward Expiring In:

									Annual
	2009	2010	2011	2012	2013	2014	2015	2016	Limitations*

Asset Allocation Account	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ 680	$ —
Balanced Account	—	—	—	—	—	—	—	4,781	—
Bond & Mortgage Securities Account	302	1,073	—	—	574	1,318	171	13,681	—
Diversified International Account	—	—	—	—	—	—	—	57,701	—
Equity Income Account	—	—	—	—	—	—	—	44,839	—
Government & High Quality
Bond Account	—	—	—	—	—	2,001	—	—	—
International Emerging Markets Account	—	—	—	—	—	—	—	24,460	—
International SmallCap Account	—	—	—	—	—	—	—	34,076	—
LargeCap Blend Account II	—	—	—	—	—	—	—	18,629	—
LargeCap Growth Account	9,548	18,104	12,160	—	1,468	—	—	14,946	12,160
LargeCap Growth Account I	—	9,225	11,287	—	—	—	—	10,427	—
LargeCap S&P 500 Index Account	—	—	—	—	—	—	—	2,495	—
LargeCap Value Account	—	—	—	—	—	—	—	26,940	—
LargeCap Value Account II	—	—	—	—	—	—	—	431	—
LargeCap Value Account III	—	—	—	—	—	—	—	14,882	—
MidCap Growth Account I	—	—	—	—	—	—	—	2,952	—
MidCap Value Account II	—	—	—	—	—	—	—	13,216	—
Money Market Account	—	—	—	—	—	—	—	298	—
Mortgage Securities Account	—	—	1,673	1,119	782	1,308	436	608	—
Principal LifeTime 2020 Account	—	—	—	—	—	—	—	94	—
Principal LifeTime 2040 Account	—	—	—	—	—	—	—	66	—
Principal LifeTime 2050 Account	—	—	—	—	—	—	—	12	—
Real Estate Securities Account	—	—	—	—	—	—	—	15,912	—
Short-Term Bond Account	—	—	1	166	573	445	348	1,956	—
Short-Term Income Account	35	—	112	85	—	42	43	617	—
SmallCap Blend Account	—	—	—	—	—	—	—	7,114	—
SmallCap Growth Account II	—	20,647	—	7,505	—	—	—	9,404	1,977
SmallCap Value Account I	—	—	—	—	—	—	—	11,782	—
West Coast Equity Account	—	—	—	—	—	—	—	47	—

* In accordance with Sections 381-384 of the Internal Revenue Code, a portion of certain Account’s losses have been subjected to an annual limitation.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2008

6. Federal Tax Information (Continued)

Post-October Losses. Post-October losses are certain capital and foreign currency losses which occur during the portion of a regulated investment company’s taxable year subsequent to October 31. These losses must be deferred until the next taxable year. At December 31, 2008, the Accounts had approximate post-October losses as follows (amounts in thousands):

Asset Allocation Account	$ 1,512
Balanced Account	3,126
Bond & Mortgage Securities Account	3,465
Diversified International Account	34,499
Equity Income Account	16,980
Government & High Quality Bond Account	354
International Emerging Markets Account	12,708
International SmallCap Account	16,352
LargeCap Blend Account II	8,303
LargeCap Growth Account	11,306
LargeCap Growth Account I	10,681
LargeCap S&P 500 Index Account	703
LargeCap Value Account	16,839
LargeCap Value Account II	133
LargeCap Value Account III	12,362
MidCap Blend Account	4,114
MidCap Growth Account I	2,444
MidCap Stock Account	1,687
MidCap Value Account II	22,015
Mortgage Securities Account	20
Principal LifeTime 2010 Account	516
Principal LifeTime 2020 Account	206
Principal LifeTime 2030 Account	51
Principal LifeTime 2040 Account	22
Principal LifeTime 2050 Account	26
Principal LifeTime Strategic Income Account	145
Real Estate Securities Account	12,451
SAM Balanced Portfolio	201
SAM Conservative Balanced Portfolio	3
SAM Conservative Growth Portfolio	30
SAM Flexible Income Portfolio	29
SAM Strategic Growth Portfolio	367
Short-Term Bond Account	506
Short-Term Income Account	180
SmallCap Blend Account	3,215
SmallCap Growth Account II	5,544
SmallCap Value Account I	6,845
West Coast Equity Account	687

Schedule of Investments
Asset Allocation Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (45.37%)			COMMON STOCKS (continued)
Advertising Agencies (0.06%)			Applications Software (continued)
Interpublic Group of Cos Inc (a)	1,714 $	7	Infosys Technologies Ltd ADR	1,100 $		27
Omnicom Group Inc	1,150	31	Intuit Inc (a)	1,600		38

		38	Microsoft Corp	23,600		459

Advertising Services (0.01%)						543

JC Decaux SA	72	1	Athletic Footwear (0.09%)
Publicis Groupe	166	5	Nike Inc	1,100		56

		6

			Auto - Car & Light Trucks (0.28%)
Aerospace & Defense (0.59%)			Daimler AG	814		30
BAE Systems PLC	3,609	20	Ford Motor Co (a)	8,200		19
Boeing Co	2,200	94	General Motors Corp	900		3
Finmeccanica SpA	345	5	Peugeot SA	118		2
General Dynamics Corp	1,100	63	Renault SA	153		4
Lockheed Martin Corp	900	76	Tata Motors Ltd ADR	800		3
Northrop Grumman Corp	900	40	Volkswagen AG	325		113

Raytheon Co	1,100	56				174

Rolls-Royce Group PLC (a)	1,986	10
Thales SA	120	5	Auto - Medium & Heavy Duty Trucks (0.08%)

		369	Paccar Inc	1,600		46

			Scania AB	400		4

Aerospace & Defense Equipment (0.30%)						50

Cobham PLC	992	3
European Aeronautic Defence and Space Co			Auto/Truck Parts & Equipment - Original (0.06%)
NV	388	6	Johnson Controls Inc	2,200		40
United Technologies Corp	3,300	177

		186	Beverages - Non-Alcoholic (0.93%)

			Coca-Cola Co/The	6,500		294
Agricultural Chemicals (0.20%)			Coca-Cola Enterprises Inc	1,400		17
Monsanto Co	1,700	120	PepsiCo Inc	5,000		274

Syngenta AG	30	6				585

Yara International ASA	100	2

		128	Beverages - Wine & Spirits (0.11%)

			Diageo PLC	3,802		54
Agricultural Operations (0.10%)			Pernod-Ricard SA	247		18

Archer-Daniels-Midland Co	2,100	61				72

Airlines (0.06%)			Brewery (0.07%)
Air France-KLM	366	5	Anheuser-Busch InBev NV	261		6
Deutsche Lufthansa AG	467	7	Heineken NV	493		15
Southwest Airlines Co	3,200	28	SABMiller PLC	1,460		25

		40				46

Apparel Manufacturers (0.07%)			Building - Heavy Construction (0.07%)
Coach Inc (a)	1,000	21	Acciona SA	36		4
Jones Apparel Group Inc	500	3	ACS Actividades de Construccion y
VF Corp	400	22	Servicios SA	252		12

		46	Grupo Ferrovial SA	93		3

			Skanska AB	400		4
Appliances (0.02%)			Vinci SA	448		19

Whirlpool Corp	300	12				42

Applications Software (0.86%)			Building - Residential & Commercial (0.03%)
Citrix Systems Inc (a)	800	19	Centex Corp	500		5

See accompanying notes

119

Schedule of Investments
Asset Allocation Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Building - Residential & Commercial			Chemicals - Specialty (continued)
(continued)			Sigma-Aldrich Corp	300 $		13
KB Home	400 $	6	Umicore	35		1

Pulte Homes Inc	900	10				42

		21

			Coal (0.04%)
Building & Construction - Miscellaneous (0.03%)			Peabody Energy Corp	1,100		25
Balfour Beatty PLC	729	3
Bouygues SA	282	12	Coatings & Paint (0.04%)
Koninklijke Boskalis Westminster NV	77	2	Sherwin-Williams Co/The	400		24

		17

Building & Construction Products -			Commercial Banks (0.72%)
Miscellaneous (0.03%)			Allied Irish Banks PLC	583		1
Cie de Saint-Gobain	315	15	Alpha Bank AE	20		-
Geberit AG	45	5	Axis Bank Ltd	237		3

		20	Banco Bilbao Vizcaya Argentaria SA	4,765		59

Building Products - Cement & Aggregate (0.03%)			Banco de Sabadell SA	76		1
Ambuja Cements Ltd	4,240	6	Banco Popolare SC	1,010		7
CRH PLC	187	5	Banco Popular Espanol SA	1,389		12
Holcim Ltd	77	4	Banco Santander SA	7,661		74
Lafarge SA	53	3	BB&T Corp	1,700		47

		18	Commerzbank AG	910		9

			Dexia SA	39		-
Cable TV (0.24%)			DnB NOR ASA	1,655		7
British Sky Broadcasting Group PLC	1,199	8	EFG Eurobank Ergasias SA	20		-
Comcast Corp - Class A	8,178	138	Erste Group Bank AG	297		7
Zon Multimedia Servicos de			Fortis	2,565		3
Telecomunicacoes e Multimedia SGPS SA	680	4

			Governor & Co of the Bank of Ireland/The	82		-
		150

			HBOS PLC (a)(b)(c)	10,125		-
Casino Services (0.01%)			HBOS PLC	7,317		8
International Game Technology	806	10	HDFC Bank Ltd ADR	300		21
			ICICI Bank Ltd ADR	200		4
Cellular Telecommunications (0.04%)			Intesa Sanpaolo SpA	8,803		32
Vodafone Group PLC	13,532	28	Julius Baer Holding AG	260		10
Chemicals - Diversified (0.33%)			KBC Groep NV	216		7
Akzo Nobel NV	85	4	Lloyds TSB Group PLC (a)(b)(c)	2,948		-
BASF SE	42	2	Lloyds TSB Group PLC	6,783		13
Bayer AG	509	29	M&T Bank Corp	200		11
Dow Chemical Co/The	3,100	47	Marshall & Ilsley Corp	400		5
EI Du Pont de Nemours & Co	3,000	76	Nordea Bank AB	3,310		24
Johnson Matthey PLC	73	1	Piraeus Bank SA	25		-
K+S AG	43	2	Regions Financial Corp	2,000		16
Koninklijke DSM NV	41	1	Standard Chartered PLC	1,802		23
PPG Industries Inc	600	25	State Bank of India Ltd	207		11

Rohm & Haas Co	300	19	UniCredito Italiano SpA	14,710		37

Solvay SA	16	1				452

		207	Commercial Services (0.01%)

Chemicals - Specialty (0.07%)			SGS SA	7		7
Eastman Chemical Co	300	9
			Commercial Services - Finance (0.29%)
Ecolab Inc	500	17	Automatic Data Processing Inc	1,600		63
Givaudan SA	2	2

See accompanying notes		120

Schedule of Investments
Asset Allocation Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Commercial Services - Finance (continued)			Cruise Lines (0.05%)
Equifax Inc	400 $	11	Carnival Corp	1,183 $	29
Experian PLC	1,257	8
H&R Block Inc	800	18	Data Processing & Management (0.04%)
Moody's Corp	700	14	Fiserv Inc (a)	700	25
Paychex Inc	1,300	34
			Disposable Medical Products (0.05%)
Total System Services Inc	145	2
			CR Bard Inc	400	34
Western Union Co/The	2,247	32

		182	Distribution & Wholesale (0.06%)

Computer Aided Design (0.03%)			Genuine Parts Co	900	34
Autodesk Inc (a)	1,000	20	Wolseley PLC	783	4

					38

Computer Services (0.08%)
			Diversified Banking Institutions (1.75%)
Affiliated Computer Services Inc (a)	500	23
			Bank of America Corp	13,163	185
Computer Sciences Corp (a)	800	28

			Barclays PLC	9,645	22
		51

			BNP Paribas	1,010	43
Computers (1.46%)			Citigroup Inc	15,316	103
Apple Inc (a)	1,900	162	Credit Agricole SA	976	11
Dell Inc (a)	6,500	67	Credit Suisse Group AG	1,132	32
Hewlett-Packard Co	8,000	290	Deutsche Bank AG	589	23
IBM Corp	4,600	387	Goldman Sachs Group Inc/The	1,275	108
Sun Microsystems Inc (a)	3,300	13	HSBC Holdings PLC	14,246	139

		919	JP Morgan Chase & Co	10,828	341

Computers - Memory Devices (0.14%)			Royal Bank of Scotland Group PLC	20,605	15
EMC Corp/Massachusetts (a)	7,000	73	Societe Generale	663	34
NetApp Inc (a)	1,200	17	UBS AG	3,149	46

		90			1,102

Computers - Peripheral Equipment (0.03%)			Diversified Financial Services (0.04%)
Lexmark International Inc (a)	500	13	Criteria Caixacorp SA	846	3
Logitech International SA (a)	231	4	IntercontinentalExchange Inc (a)	200	16

		17	Investec PLC	625	3

					22

Consulting Services (0.01%)
Serco Group PLC	633	4	Diversified Manufacturing Operations (1.60%)
			3M Co	2,000	115
Consumer Products - Miscellaneous (0.20%)			Danaher Corp	800	45
Clorox Co	600	33	Eaton Corp	900	45
Fortune Brands Inc	400	17	General Electric Co	27,400	444
Kimberly-Clark Corp	1,400	74	Honeywell International Inc	2,500	82

		124	Illinois Tool Works Inc	1,600	56

Containers - Metal & Glass (0.00%)			Invensys PLC	1,337	3
Rexam PLC	230	1	ITT Corp	900	41
			Leggett & Platt Inc	700	11
Cosmetics & Toiletries (1.07%)			Parker Hannifin Corp	900	38
Avon Products Inc	1,300	31	Siemens AG	919	67
Colgate-Palmolive Co	1,450	99	Smiths Group PLC	357	5
L'Oreal SA	314	28	Sulzer AG	33	2
Procter & Gamble Co	8,315	514	Textron Inc	900	13

		672	Tyco International Ltd	1,700	37

See accompanying notes		121

Schedule of Investments
Asset Allocation Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Diversified Manufacturing Operations			Electric - Integrated (continued)
(continued)			Progress Energy Inc	900 $	36
Wartsila Oyj	102 $	3	Public Service Enterprise Group Inc	1,600	47

		1,007	RWE AG	571	50

Diversified Minerals (0.01%)			Scottish & Southern Energy PLC	1,079	19
Anglo American PLC	59	1	Southern Co	2,300	85
BHP Billiton PLC	97	2	Union Fenosa SA	494	12
Xstrata PLC	187	2	Xcel Energy Inc	1,800	33

		5			1,154

Diversified Operations (0.11%)			Electric - Transmission (0.06%)
GEA Group AG	214	4	National Grid PLC	3,056	30
Groupe Bruxelles Lambert SA	90	7	Red Electrica Corporacion SA	140	7

Leucadia National Corp	700	14			37

LVMH Moet Hennessy Louis Vuitton SA	648	43	Electric Products - Miscellaneous (0.16%)
Nationale A Portefeuille	52	3	Emerson Electric Co	2,400	88

		71	Molex Inc	700	10

Diversified Operations & Commercial Services (0.01%)					98

Bunzl PLC	394	3	Electronic Components - Miscellaneous (0.09%)
E-Commerce - Products (0.07%)			Jabil Circuit Inc	800	5
Amazon.com Inc (a)	900	46	Koninklijke Philips Electronics NV	1,096	22
			Tyco Electronics Ltd	1,675	27

E-Commerce - Services (0.07%)					54

eBay Inc (a)	2,956	41	Electronic Components - Semiconductors (0.64%)
			Advanced Micro Devices Inc (a)	1,500	3
Electric - Generation (0.03%)			Altera Corp	1,900	32
AES Corp/The (a)	2,100	17
			ARM Holdings Plc	1,339	2
Electric - Integrated (1.83%)			Broadcom Corp (a)	1,200	20
Allegheny Energy Inc	600	20	Infineon Technologies AG (a)	733	1
Ameren Corp	800	27	Intel Corp	14,500	213
American Electric Power Co Inc	1,300	43	Micron Technology Inc (a)	2,800	7
Consolidated Edison Inc	900	35	National Semiconductor Corp	1,500	15
Constellation Energy Group Inc	500	13	Nvidia Corp (a)	2,450	20
Dominion Resources Inc/VA	1,700	61	QLogic Corp (a)	400	5
DTE Energy Co	700	25	STMicroelectronics NV	662	5
Duke Energy Corp	3,600	54	Texas Instruments Inc	3,800	59
E.ON AG	2,435	95	Xilinx Inc	1,200	21

Edison International	1,000	32			403

Electricite de France	252	15	Electronic Forms (0.06%)
Enel SpA	5,538	36	Adobe Systems Inc (a)	1,700	36
Energias de Portugal SA	2,465	9
Entergy Corp	700	58	Electronic Measurement Instruments (0.03%)
Exelon Corp	1,800	100	Agilent Technologies Inc (a)	1,300	20
FirstEnergy Corp	1,000	49
Fortum Oyj	552	12	Electronic Parts Distribution (0.00%)
			Electrocomponents PLC	980	2
FPL Group Inc	1,200	60
Iberdrola SA	4,404	41	Electronics - Military (0.05%)
International Power PLC	1,998	7	L-3 Communications Holdings Inc	400	30
PG&E Corp	1,200	46
PPL Corp	1,100	34

See accompanying notes		122

Schedule of Investments
Asset Allocation Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Electronics - Military (continued)			Food - Miscellaneous/Diversified (continued)
Safran SA	302 $	4	Campbell Soup Co	1,000 $		30

		34	ConAgra Foods Inc	1,900		32

Energy - Alternate Sources (0.02%)			General Mills Inc	1,200		73
Q-Cells SE (a)	65	2	Groupe Danone	485		29
Renewable Energy Corp AS (a)	200	2	HJ Heinz Co	1,100		42
Solarworld AG	84	2	Kellogg Co	1,200		53
Verbund - Oesterreichische			Kraft Foods Inc	5,300		142
Elektrizitaetswirtschafts AG	110	5	Nestle SA	4,749		188

		11	Orkla ASA	780		5

Engineering - Research & Development Services (0.08%)			Sara Lee Corp	3,200		31
ABB Ltd (a)	2,378	36	Unilever NV	2,032		49

Larsen & Toubro Ltd (b)	904	15	Unilever PLC	1,595		37

		51				728

Enterprise Software & Services (0.42%)			Food - Retail (0.34%)
CA Inc	2,100	39	Carrefour SA	762		29
Oracle Corp (a)	9,971	177	Delhaize Group	165		10
SAP AG	1,437	50	Koninklijke Ahold NV	1,721		21

		266	Kroger Co/The	1,900		50

			Safeway Inc	1,200		29
Entertainment Software (0.03%)			SUPERVALU Inc	600		9
Electronic Arts Inc (a)	1,200	19	Tesco PLC	10,159		53
			WM Morrison Supermarkets PLC	4,015		16

Fiduciary Banks (0.31%)
						217

Bank of New York Mellon Corp/The	3,524	100
Northern Trust Corp	800	42	Food - Wholesale & Distribution (0.06%)
State Street Corp	1,400	55	Sysco Corp	1,700		39

		197

			Forestry (0.05%)
Filtration & Separation Products (0.01%)			Plum Creek Timber Co Inc	478		17
Alfa Laval AB	500	4	Weyerhaeuser Co	500		15

						32

Finance - Credit Card (0.13%)
American Express Co	3,600	67	Gambling (Non-Hotel) (0.00%)
Discover Financial Services	1,700	16	Ladbrokes PLC	1,051		3

		83

			Gas - Distribution (0.20%)
Finance - Investment Banker & Broker (0.18%)			Centrica PLC	5,115		20
Charles Schwab Corp/The	3,200	52	GDF Suez	1,347		67
Mediobanca SpA	515	5	Sempra Energy	900		38

Merrill Lynch & Co Inc	4,800	56				125

		113

			Gas-Transportation (0.01%)
Finance - Other Services (0.14%)			Snam Rete Gas SpA	1,089		6
CME Group Inc	200	42
Deutsche Boerse AG	215	15	Gold Mining (0.10%)
ICAP PLC	701	3	Newmont Mining Corp	1,500		61
Man Group PLC	2,060	7
NYSE Euronext	800	22	Health Care Cost Containment (0.06%)

		89	McKesson Corp	900		35

Food - Miscellaneous/Diversified (1.15%)
Cadbury PLC	1,954	17

See accompanying notes

123

Schedule of Investments
Asset Allocation Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Home Decoration Products (0.01%)			Life & Health Insurance (0.32%)
Newell Rubbermaid Inc	900 $	9	Aflac Inc	1,200 $		55
			Aviva PLC	4,580		26
Hotels & Motels (0.14%)			Lincoln National Corp	800		15
Accor SA	1,067	53	Prudential Financial Inc	1,200		36
Intercontinental Hotels Group PLC	857	7	Prudential PLC	5,445		33
Marriott International Inc/DE	764	15	Unum Group	1,900		36

Starwood Hotels & Resorts Worldwide Inc	478	8				201

Wyndham Worldwide Corp	1,120	7

		90	Linen Supply & Related Items (0.01%)

			Cintas Corp	400		9
Human Resources (0.05%)
Adecco SA	169	6	Machinery - Construction & Mining (0.17%)
Capita Group PLC/The	585	6	Atlas Copco AB - A Shares	800		7
Monster Worldwide Inc (a)	300	4	Atlas Copco AB - B Shares	600		5
Randstad Holding NV	151	3	Caterpillar Inc	2,200		98

Robert Half International Inc	500	10				110

		29	Machinery - Electrical (0.01%)

Industrial Gases (0.16%)			Schindler Holding AG	80		4
Air Liquide SA	11	1
Air Products & Chemicals Inc	700	35	Machinery - Farm (0.08%)
Linde AG	39	3	Deere & Co	1,400		54
Praxair Inc	1,000	60

			Machinery - General Industry (0.07%)
		99

			Alstom SA	242		14
Instruments - Scientific (0.05%)			FLSmidth & Co A/S	100		4
Thermo Fisher Scientific Inc (a)	600	20	Kone OYJ	165		4
Waters Corp (a)	300	11	MAN AG	135		7

		31	Metso Oyj	194		2

Insurance Brokers (0.11%)			Volvo AB	1,200		7
Aon Corp	900	41	Zardoya Otis SA	165		3

Marsh & McLennan Cos Inc	1,300	32				41

		73	Machinery Tools & Related Products (0.01%)

Internet Security (0.11%)			Sandvik AB	1,200		8
Symantec Corp (a)	3,548	48
VeriSign Inc (a)	1,100	21	Medical - Biomedical/Gene (0.84%)

		69	Amgen Inc (a)	5,000		289

			Biogen Idec Inc (a)	1,505		72
Investment Companies (0.03%)			Genzyme Corp (a)	700		46
Investor AB	600	9	Gilead Sciences Inc (a)	2,200		113
Marfin Investment Group SA (a)	600	2	Life Technologies Corp (a)	309		7
Pargesa Holding SA	43	3	Millipore Corp (a)	100		5

Reinet Investments SCA (a)	163	2				532

		16

			Medical - Drugs (3.88%)
Investment Management & Advisory Services (0.17%)			Abbott Laboratories	5,700		304
Ameriprise Financial Inc	880	21	Allergan Inc/United States	1,000		40
Franklin Resources Inc	600	38	AstraZeneca PLC	2,584		106
Invesco Ltd	1,601	23	Bristol-Myers Squibb Co	7,800		181
T Rowe Price Group Inc	800	28	Dr Reddys Laboratories Ltd ADR	700		7

		110	Eli Lilly & Co	4,100		165

			Forest Laboratories Inc (a)	1,300		33

See accompanying notes

124

Schedule of Investments
Asset Allocation Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Medical - Drugs (continued)			Metal Processors & Fabrication (0.07%)
GlaxoSmithKline PLC	8,708 $	162	Assa Abloy AB	400 $		5
Merck & Co Inc/NJ	6,700	204	Norsk Hydro ASA	250		1
Novartis AG	3,963	199	Precision Castparts Corp	500		30
Novo Nordisk A/S	1,219	63	SKF AB	600		6
Pfizer Inc	23,400	414	Sterlite Industries India Ltd ADR	1,000		5

Roche Holding AG	1,113	172				47

Sanofi-Aventis SA	1,758	113	Motorcycle/Motor Scooter (0.02%)
Schering-Plough Corp	6,400	109	Harley-Davidson Inc	900		15
Wyeth	4,700	176

		2,448	Multi-Line Insurance (0.80%)

Medical - HMO (0.39%)			Allianz SE	541		56
Aetna Inc	1,700	48	Allstate Corp/The	1,600		53
Cigna Corp	1,100	19	Assicurazioni Generali SpA	3,092		85
UnitedHealth Group Inc	4,000	106	Assurant Inc	1,300		39
WellPoint Inc (a)	1,800	76	AXA SA	3,025		68

		249	Hartford Financial Services Group Inc	900		15

			ING Groep NV	2,094		23
Medical - Wholesale Drug Distribution (0.07%)			Loews Corp	1,000		28
Cardinal Health Inc	1,300	45	MetLife Inc	1,900		66
Medical Instruments (0.30%)			XL Capital Ltd	200		1

Boston Scientific Corp (a)	4,291	33	Zurich Financial Services AG	319		70

Intuitive Surgical Inc (a)	100	13				504

Medtronic Inc	3,317	104	Multimedia (0.59%)
St Jude Medical Inc (a)	1,150	38	Lagardere SCA	145		6

		188	McGraw-Hill Cos Inc/The	1,082		25

Medical Products (1.54%)			Pearson PLC	845		8
Baxter International Inc	2,100	112	Sanoma Oyj	102		1
Becton Dickinson & Co	1,000	68	Thomson Reuters PLC	219		5
Covidien Ltd	1,675	61	Time Warner Inc	11,324		114
Johnson & Johnson	10,000	598	Viacom Inc (a)	2,082		40
Nobel Biocare Holding AG	1,335	28	Vivendi	1,214		39
Smith & Nephew PLC	6,219	40	Walt Disney Co/The	5,538		126

Stryker Corp	900	36	WPP PLC	1,226		7

Zimmer Holdings Inc (a)	700	28				371

		971	Networking Products (0.45%)

Metal - Aluminum (0.05%)			Cisco Systems Inc (a)	17,400		284
Alcoa Inc	2,800	32
			Non-Hazardous Waste Disposal (0.09%)
Metal - Copper (0.00%)			Waste Management Inc	1,700		56
Antofagasta PLC	164	1
			Office Automation & Equipment (0.07%)
Metal - Diversified (0.05%)			Neopost SA	48		4
Eurasian Natural Resources Corp	108	1	OCE NV	281		1
Freeport-McMoRan Copper & Gold Inc	1,200	29	Pitney Bowes Inc	700		18

Rio Tinto PLC	44	1	Xerox Corp	3,000		24

Vedanta Resources PLC	55	-				47

		31	Office Supplies & Forms (0.02%)

			Avery Dennison Corp	300		10

See accompanying notes

125

Schedule of Investments
Asset Allocation Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Oil - Field Services (0.36%)			Photo Equipment & Supplies (0.01%)
Baker Hughes Inc	900 $	29	Eastman Kodak Co	1,000 $		7
Halliburton Co	2,700	49
Schlumberger Ltd	2,900	123	Pipelines (0.07%)
Weatherford International Ltd (a)	2,500	27	Williams Cos Inc	3,100		45

		228

			Platinum (0.00%)
Oil & Gas Drilling (0.08%)			Lonmin Plc	42		1
Transocean Ltd (a)	1,009	48
			Power Converter & Supply Equipment (0.05%)
Oil Company - Exploration & Production (0.80%)			Gamesa Corp Tecnologica SA	229		4
Anadarko Petroleum Corp	1,500	58	Schneider Electric SA	247		18
Apache Corp	1,100	82	Vestas Wind Systems A/S (a)	200		12

Chesapeake Energy Corp	1,900	31				34

Devon Energy Corp	1,200	79
			Printing - Commercial (0.01%)
EOG Resources Inc	700	46
			RR Donnelley & Sons Co	600		8
Occidental Petroleum Corp	2,000	120
Questar Corp	600	19	Property & Casualty Insurance (0.25%)
XTO Energy Inc	1,925	68	Chubb Corp	1,100		56

		503	Progressive Corp/The	1,800		27

Oil Company - Integrated (3.09%)			Travelers Cos Inc/The	1,600		72

BP PLC	3,784	29				155

Chevron Corp	5,230	387	Public Thoroughfares (0.02%)
ConocoPhillips	3,998	207	Abertis Infraestructuras SA	385		7
Exxon Mobil Corp	13,200	1,054	Atlantia SpA	277		5
Hess Corp	1,000	54	Brisa	393		3

Marathon Oil Corp	2,200	60				15

Royal Dutch Shell PLC - A shares	2,619	69
Royal Dutch Shell PLC - B shares	1,621	41	Publicly Traded Investment Fund (1.14%)
			iShares iBoxx Investment Grade Corporate
Total SA	892	49	Bond Fund	7,065		718

		1,950	Midcap SPDR Trust Series 1	37		4

Oil Field Machinery & Equipment (0.05%)						722

National Oilwell Varco Inc (a)	1,300	32	Publishing - Books (0.03%)
			Reed Elsevier NV	707		8
Optical Supplies (0.18%)
Cie Generale d'Optique Essilor International			Reed Elsevier PLC	1,179		9
SA	2,487	117	Yell Group PLC	820		1

						18

Paper & Related Products (0.04%)			Publishing - Newspapers (0.02%)
International Paper Co	1,100	13	Daily Mail & General Trust	311		1
MeadWestvaco Corp	500	6	Gannett Co Inc	960		8
Stora Enso Oyj	164	1	New York Times Co/The	802		6

Svenska Cellulosa AB	200	2				15

UPM-Kymmene Oyj	164	2

		24	Publishing - Periodicals (0.02%)

			PagesJaunes Groupe SA	119		1
Pharmacy Services (0.17%)			United Business Media Ltd	322		3
Express Scripts Inc (a)	800	44	Wolters Kluwer NV	326		6

Medco Health Solutions Inc (a)	1,500	63				10

		107

See accompanying notes		126

Schedule of Investments
Asset Allocation Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Quarrying (0.03%)			Retail - Apparel & Shoe (continued)
Vulcan Materials Co	300 $	21	Hennes & Mauritz AB	1,250 $		50
			Liz Claiborne Inc	500		1
Regional Banks (0.90%)			Ltd Brands Inc	1,228		12
Capital One Financial Corp	1,100	35	Nordstrom Inc	600		8

Comerica Inc	200	4				99

Fifth Third Bancorp	1,700	14
Keycorp	1,300	11	Retail - Auto Parts (0.05%)
PNC Financial Services Group Inc	1,100	54	Autozone Inc (a)	205		29
SunTrust Banks Inc	1,000	29	Retail - Bedding (0.04%)
US Bancorp	5,300	133	Bed Bath & Beyond Inc (a)	998		25
Wells Fargo & Co	9,700	286

		566	Retail - Building Products (0.31%)

Reinsurance (0.02%)			Home Depot Inc	4,593		106
Muenchener Rueckversicherungs AG	101	15	Lowe's Cos Inc	4,198		90

						196

REITS - Apartments (0.06%)			Retail - Computer Equipment (0.02%)
AvalonBay Communities Inc	231	14	GameStop Corp (a)	500		11
Equity Residential	790	24

		38	Retail - Consumer Electronics (0.04%)

REITS - Diversified (0.08%)			Best Buy Co Inc	953		27
Land Securities Group PLC	2,108	29
			Retail - Discount (0.82%)
Vornado Realty Trust	386	23

			Costco Wholesale Corp	1,200		63
		52

			Target Corp	2,249		78
REITS - Healthcare (0.03%)			Wal-Mart Stores Inc	6,700		375

HCP Inc	638	18				516

REITS - Hotels (0.02%)			Retail - Drug Store (0.30%)
Host Hotels & Resorts Inc	1,519	11	CVS/Caremark Corp	4,200		121
			Walgreen Co	2,800		69

REITS - Office Property (0.03%)						190

Boston Properties Inc	335	18	Retail - Jewelry (0.05%)
			Compagnie Financiere Richemont SA	1,197		23
REITS - Regional Malls (0.05%)

General Growth Properties Inc	762	1	Tiffany & Co	446		10

Simon Property Group Inc	633	34				33

		35	Retail - Major Department Store (0.11%)

			JC Penney Co Inc	841		16
REITS - Shopping Centers (0.02%)
Developers Diversified Realty Corp	407	2	Marks & Spencer Group PLC	4,985		15
Kimco Realty Corp	735	13	Sears Holdings Corp (a)	300		12

		15	TJX Cos Inc	1,296		27

						70

REITS - Storage (0.04%)
Public Storage	345	27	Retail - Office Supplies (0.06%)
			Staples Inc	2,145		38
REITS - Warehouse & Industrial (0.02%)
Prologis	724	10	Retail - Regional Department Store (0.07%)
			Kohl's Corp (a)	897		32
Retail - Apparel & Shoe (0.16%)			Macy's Inc	1,316		14

Abercrombie & Fitch Co	300	7				46

Gap Inc/The	1,544	21

See accompanying notes
127

Schedule of Investments
Asset Allocation Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Retail - Restaurants (0.46%)			Steel Pipe & Tube (0.01%)
Darden Restaurants Inc	900 $	25	Vallourec SA	59 $	7
McDonald's Corp	3,269	203
Starbucks Corp (a)	1,974	19	Telecommunication Equipment (0.02%)
Yum! Brands Inc	1,396	44	Alcatel-Lucent	1,532	3

		291	Nortel Networks Corp (a)	38	-

			Tellabs Inc (a)	1,600	7

Rubber - Tires (0.06%)					10

Compagnie Generale des Etablissements
Michelin	427	23	Telecommunication Equipment - Fiber Optics (0.06%)
Continental AG	360	14	Corning Inc	3,800	36

		37	JDS Uniphase Corp (a)	712	3

Savings & Loans - Thrifts (0.04%)					39

Hudson City Bancorp Inc	1,500	24	Telecommunication Services (0.05%)
Sovereign Bancorp Inc	700	2	Embarq Corp	606	22

		26	Tata Communications Ltd ADR	500	10

Schools (0.05%)					32

Apollo Group Inc (a)	400	31	Telephone - Integrated (1.98%)
			AT&T Inc	17,636	503
Security Services (0.01%)			BT Group PLC	9,010	18
G4S PLC	1,547	5	Deutsche Telekom AG	4,053	60
Loomis AB (a)(c)	80	-	Koninklijke (Royal) KPN NV	3,971	58
Securitas AB	400	3	Portugal Telecom SGPS SA	2,626	22

		8	Qwest Communications International Inc	5,100	19

Semiconductor Component - Integrated Circuits (0.06%)			Sprint Nextel Corp	8,538	16
Analog Devices Inc	900	17	Swisscom AG	154	50
Linear Technology Corp	900	20	Telecom Italia SpA - RNC	10,709	12

		37	Telecom Italia SpA	17,007	28

Semiconductor Equipment (0.13%)			Telefonica SA	7,702	174
Applied Materials Inc	4,300	44	Telefonica SA ADR	1	-
ASML Holding NV	423	8	Verizon Communications Inc	8,500	288

Kla-Tencor Corp	800	17			1,248

Novellus Systems Inc (a)	800	10	Television (0.05%)
Teradyne Inc (a)	800	3	CBS Corp	2,082	17

		82	Gestevision Telecinco SA	150	2

Soap & Cleaning Products (0.05%)			ITV PLC	4,482	3
Reckitt Benckiser Group PLC	805	30	Mediaset SpA	886	5
			Modern Times Group AB	50	1
Steel - Producers (0.08%)			Societe Television Francaise 1	165	2

ArcelorMittal	39	1			30

Nucor Corp	700	32	Tobacco (0.95%)
Salzgitter AG	14	1	Altria Group Inc	7,300	110
ThyssenKrupp AG	112	3	British American Tobacco PLC	2,722	71
United States Steel Corp	300	11	Imperial Tobacco Group PLC	1,170	31
Voestalpine AG	47	1	ITC Ltd (b)	4,989	18

		49	Philip Morris International Inc	7,100	309

Steel - Specialty (0.01%)			Reynolds American Inc	700	28
Allegheny Technologies Inc	300	8	UST Inc	500	35

					602

See accompanying notes		128

Schedule of Investments
Asset Allocation Account
December 31, 2008

				Principal
	Shares	Value		Amount	Value
	Held	(000's)		(000's)	(000's)

COMMON STOCKS (continued)			BONDS (17.66%)
Tools - Hand Held (0.02%)			Aerospace & Defense (0.07%)
Black & Decker Corp	300 $	13	Systems 2001 AT LLC
			6.66%, 9/15/2013 (d)	$ 42 $		43
Toys (0.04%)
Mattel Inc	1,400	22	Agricultural Chemicals (0.02%)
			Monsanto Co
Transport - Marine (0.02%)			5.13%, 4/15/2018	10		10
A P Moller - Maersk A/S - A Shares	1	6
A P Moller - Maersk A/S - B Shares	1	5	Agricultural Operations (0.04%)

		11	Archer-Daniels-Midland Co

			5.45%, 3/15/2018	25		25
Transport - Rail (0.42%)
Burlington Northern Santa Fe Corp	1,000	76	Asset Backed Securities (0.51%)
CSX Corp	1,700	55	Connecticut RRB Special Purpose Trust CL&P
Norfolk Southern Corp	1,000	47	4.07%, 12/30/2010 (e)	29		29
Union Pacific Corp	1,800	86	First Franklin Mortgage Loan Asset Backed

			Certificates
		264	0.52%, 7/25/2036 (e)	14		14

Transport - Services (0.45%)			PSE&G Transition Funding LLC
Deutsche Post AG	889	14	6.75%, 6/15/2016	250		253
FedEx Corp	900	58	Residential Asset Mortgage Products Inc

Firstgroup Plc	603	4	0.54%, 8/25/2036 (e)	28		27

Kuehne + Nagel International AG	62	4				323

Stagecoach Group PLC	595	1	Auto - Car & Light Trucks (0.04%)
TNT NV	467	9	Daimler Finance North America LLC
United Parcel Service Inc	3,500	193	7.20%, 9/ 1/2009	20		19

		283	8.50%, 1/18/2031	5		4

						23

Transport - Truck (0.00%)
DSV A/S	225	2	Beverages - Non-Alcoholic (0.05%)
			Dr Pepper Snapple Group Inc
Venture Capital (0.00%)			6.82%, 5/ 1/2018 (d)	35		34
3i Group PLC	487	2
			Beverages - Wine & Spirits (0.09%)
Water (0.06%)			Diageo Capital PLC
Severn Trent PLC	349	6	7.38%, 1/15/2014	55		59
Suez Environnement SA (a)	297	5
United Utilities Group PLC	911	8	Brewery (0.06%)
			FBG Finance Ltd
Veolia Environnement	506	16	5.13%, 6/15/2015 (d)	45		37

		35

Web Portals (0.37%)			Cable TV (0.32%)
Google Inc (a)	600	185	Comcast Cable Communications Inc
Yahoo! Inc (a)	3,900	47	7.13%, 6/15/2013	5		5

		232	Comcast Corp

			6.50%, 1/15/2015	10		10
Wireless Equipment (0.48%)			5.70%, 5/15/2018	60		56
American Tower Corp (a)	1,300	38	Echostar DBS Corp
Motorola Inc	6,200	27	6.38%, 10/ 1/2011	45		42
Nokia OYJ	4,140	65	Time Warner Cable Inc
Qualcomm Inc	4,200	151	6.75%, 7/ 1/2018	50		48
Telefonaktiebolaget LM Ericsson	2,817	22	8.75%, 2/14/2019	40		43

		303				204

TOTAL COMMON STOCKS	$ 28,615

See accompanying notes

129

Schedule of Investments
Asset Allocation Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			BONDS (continued)
Casino Hotels (0.11%)			Diversified Financial Services (0.32%)
MGM Mirage			General Electric Capital Corp
6.00%, 10/ 1/2009	$ 25 $	24	5.63%, 9/15/2017	$ 75 $		75
13.00%, 11/15/2013 (d)	50	47	5.63%, 5/ 1/2018	125		126

		71				201

Cellular Telecommunications (0.05%)			Diversified Manufacturing Operations (0.20%)
Vodafone Group PLC			Cooper US Inc
5.63%, 2/27/2017	35	33	5.25%, 11/15/2012	35		35
			General Electric Co
Chemicals - Diversified (0.04%)			5.25%, 12/ 6/2017	45		45
EI Du Pont de Nemours & Co			Honeywell International Inc
6.00%, 7/15/2018	25	26	5.30%, 3/ 1/2018	25		26
			Parker Hannifin Corp
Commercial Banks (0.05%)			5.50%, 5/15/2018	20		19

Credit Suisse/New York NY						125

6.00%, 2/15/2018	35	32
			Diversified Minerals (0.04%)
Computers (0.26%)			Rio Tinto Finance USA Ltd
Dell Inc			6.50%, 7/15/2018	35		26
5.65%, 4/15/2018	15	14
Hewlett-Packard Co			Electric - Distribution (0.04%)
5.50%, 3/ 1/2018	15	15	Detroit Edison Co/The
IBM Corp			6.13%, 10/ 1/2010	25		25
8.00%, 10/15/2038	100	133

		162	Electric - Generation (0.07%)

			AES Corp/The
Cosmetics & Toiletries (0.13%)			8.75%, 5/15/2013 (d)	45		43
Procter & Gamble Co
4.60%, 1/15/2014	80	84	Electric - Integrated (0.61%)
			Alabama Power Co
Credit Card Asset Backed Securities (0.36%)			5.80%, 11/15/2013	20		21
Citibank Credit Card Issuance Trust			Appalachian Power Co
4.40%, 6/20/2014 (e)	250	225	5.65%, 8/15/2012	15		14
			Consumers Energy Co
Data Processing & Management (0.06%)			4.80%, 2/17/2009	55		55
Fiserv Inc			4.00%, 5/15/2010	15		15
6.80%, 11/20/2017	40	35	Entergy Gulf States Inc
			2.60%, 12/ 1/2009 (e)	20		19
Diversified Banking Institutions (0.94%)			Georgia Power Co
Bank of America Corp			6.00%, 11/ 1/2013	15		16
5.75%, 12/ 1/2017	35	35	Nisource Finance Corp
5.65%, 5/ 1/2018	150	151	2.72%, 11/23/2009 (e)	30		27
Citigroup Inc			7.88%, 11/15/2010	35		32
6.13%, 11/21/2017	35	35	6.80%, 1/15/2019	20		13
6.13%, 5/15/2018	35	35	Ohio Edison Co
5.88%, 5/29/2037	30	30	6.40%, 7/15/2016	20		18
Goldman Sachs Group Inc/The			Ohio Power Co
6.15%, 4/ 1/2018	50	48	6.00%, 6/ 1/2016	40		38
6.75%, 10/ 1/2037	70	57	Peco Energy Co
JP Morgan Chase & Co			5.35%, 3/ 1/2018	20		19
4.75%, 5/ 1/2013	20	20	PPL Energy Supply LLC
6.00%, 1/15/2018	175	185	6.30%, 7/15/2013	20		19

		596	Public Service Co of Colorado

			6.50%, 8/ 1/2038	25		28

See accompanying notes

130

Schedule of Investments
Asset Allocation Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			BONDS (continued)
Electric - Integrated (continued)			Finance - Mortgage Loan/Banker (continued)
Union Electric Co			Freddie Mac
6.40%, 6/15/2017	$ 30 $	27	5.50%, 8/23/2017	$ 210 $	248
Virginia Electric and Power Co			Nationwide Building Society
8.88%, 11/15/2038	20	25	4.25%, 2/ 1/2010 (d)	60	59

		386	SLM Student Loan Trust

			3.53%, 10/25/2014 (e)	54	52

Electric Products - Miscellaneous (0.03%)
					4,896

LG Electronics Inc
5.00%, 6/17/2010 (d)	25	22	Finance - Other Services (0.05%)
			NYSE Euronext
Electronic Components - Miscellaneous (0.06%)			4.80%, 6/28/2013	30	29
Koninklijke Philips Electronics NV
5.75%, 3/11/2018	40	37	Food - Miscellaneous/Diversified (0.15%)
			ConAgra Foods Inc
Enterprise Software & Services (0.06%)			7.00%, 10/ 1/2028	15	15
Oracle Corp			8.25%, 9/15/2030	20	22
5.75%, 4/15/2018	35	37	General Mills Inc
			5.25%, 8/15/2013	15	15
Fiduciary Banks (0.13%)			Kraft Foods Inc
Bank of New York Mellon Corp/The			6.75%, 2/19/2014	10	10
4.50%, 4/ 1/2013	40	40	6.13%, 8/23/2018	35	35

5.13%, 8/27/2013	45	46			97

		86

			Food - Retail (0.10%)
Finance - Commercial (0.02%)			Delhaize America Inc
Caterpillar Financial Services Corp			9.00%, 4/15/2031	36	37
4.90%, 8/15/2013	15	14	Kroger Co/The
			6.40%, 8/15/2017	25	25

Finance - Consumer Loans (0.25%)					62

HSBC Finance Corp
6.75%, 5/15/2011	105	105	Hotels & Motels (0.02%)
John Deere Capital Corp			Starwood Hotels & Resorts Worldwide Inc
5.75%, 9/10/2018	30	29	6.75%, 5/15/2018	20	11
SLM Corp
4.00%, 1/15/2010	30	27	Life & Health Insurance (0.02%)

		161	Prudential Financial Inc

			6.63%, 12/ 1/2037	15	10
Finance - Credit Card (0.07%)
American Express Credit Corp			Medical - Biomedical/Gene (0.10%)
7.30%, 8/20/2013	45	46	Amgen Inc
			5.85%, 6/ 1/2017	30	31
Finance - Investment Banker & Broker (0.30%)			Biogen Idec Inc
Bear Stearns Cos LLC/The			6.88%, 3/ 1/2018	35	34

5.55%, 1/22/2017	45	43			65

7.25%, 2/ 1/2018	30	33
Credit Suisse USA Inc			Medical - Drugs (0.21%)
5.13%, 8/15/2015	15	14	AstraZeneca PLC
Merrill Lynch & Co Inc			5.90%, 9/15/2017	25	27
6.88%, 4/25/2018	95	99	Bristol-Myers Squibb Co

		189	5.45%, 5/ 1/2018	40	41

			GlaxoSmithKline Capital Inc
Finance - Mortgage Loan/Banker (7.76%)			5.65%, 5/15/2018	35	37
Fannie Mae			Wyeth
4.63%, 10/15/2013	750	826	5.50%, 2/15/2016	5	5
2.88%, 12/11/2013	3,200	3,278
6.63%, 11/15/2030	300	433

See accompanying notes		131

Schedule of Investments
Asset Allocation Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount		Value
	(000's)	(000's)		(000's)		(000's)

BONDS (continued)			BONDS (continued)
Medical - Drugs (continued)			Oil Company - Exploration & Production
Wyeth (continued)			(continued)
5.45%, 4/ 1/2017	$ 20 $	20	Questar Market Resources Inc

		130	6.80%, 4/ 1/2018	$ 35 $			34

			XTO Energy Inc
Medical - HMO (0.05%)			5.50%, 6/15/2018		35		32

UnitedHealth Group Inc							117

6.00%, 2/15/2018	35	32
			Oil Company - Integrated (0.15%)
Medical Products (0.15%)			ConocoPhillips
Baxter International Inc			5.20%, 5/15/2018		35		34
5.38%, 6/ 1/2018	10	10	Marathon Oil Corp
Covidien International Finance SA			6.00%, 10/ 1/2017		25		21
6.00%, 10/15/2017	30	30	5.90%, 3/15/2018		15		13
Hospira Inc			Petro-Canada
1.95%, 3/30/2010 (e)	55	54	6.05%, 5/15/2018		30		25

		94					93

Mortgage Backed Securities (0.23%)			Pharmacy Services (0.04%)
Greenwich Capital Commercial Funding Corp			Medco Health Solutions Inc
5.44%, 3/10/2039 (e)	50	38	7.13%, 3/15/2018		25		23
GS Mortgage Securities Corp II
5.80%, 8/10/2045 (e)	150	109	Pipelines (0.25%)

		147	CenterPoint Energy Resources Corp

			7.88%, 4/ 1/2013		5		5
Multi-Line Insurance (0.04%)			6.25%, 2/ 1/2037		15		11
MetLife Inc			Colorado Interstate Gas Co
6.82%, 8/15/2018	25	24	6.80%, 11/15/2015		15		13
			Consolidated Natural Gas Co
Multimedia (0.18%)			6.25%, 11/ 1/2011		15		15
Time Warner Inc			Kinder Morgan Finance Co ULC
5.88%, 11/15/2016	40	36	5.70%, 1/ 5/2016		45		33
Viacom Inc			Plains All American Pipeline LP/PAA Finance
6.88%, 4/30/2036	40	32	Corp
Vivendi			6.70%, 5/15/2036		40		26
6.63%, 4/ 4/2018 (d)	55	44	Texas Eastern Transmission LP

		112	7.00%, 7/15/2032		30		28

Non-Hazardous Waste Disposal (0.02%)			TransCanada Pipelines Ltd

Waste Management Inc			6.50%, 8/15/2018		30		29

7.38%, 8/ 1/2010	10	10					160

			Property & Casualty Insurance (0.05%)
Office Automation & Equipment (0.03%)			Ace INA Holdings Inc
Xerox Corp			5.60%, 5/15/2015		15		14
6.35%, 5/15/2018	25	20	Chubb Corp
			5.75%, 5/15/2018		5		5
Oil - Field Services (0.03%)
			Travelers Cos Inc/The
Weatherford International Ltd			5.80%, 5/15/2018		15		14

6.00%, 3/15/2018	20	17
							33

Oil Company - Exploration & Production (0.18%)			Real Estate Operator & Developer (0.10%)
Devon Financing Corp ULC			Brookfield Asset Management Inc
6.88%, 9/30/2011	5	5	7.13%, 6/15/2012		40		40
7.88%, 9/30/2031	25	27	5.80%, 4/25/2017		25		22

Equitable Resources Inc							62

6.50%, 4/ 1/2018	20	19

See accompanying notes

132

Schedule of Investments
Asset Allocation Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount		Value
	(000's)	(000's)		(000's)		(000's)

BONDS (continued)			BONDS (continued)
Regional Banks (0.29%)			Steel - Producers (0.03%)
Wachovia Corp			ArcelorMittal
5.50%, 5/ 1/2013	$ 75 $	74	6.13%, 6/ 1/2018	$ 25 $			17
Wells Fargo & Co
5.63%, 12/11/2017	105	110	Telephone - Integrated (0.69%)

		184	AT&T Corp

			7.30%, 11/15/2011 (e)		12		12
Reinsurance (0.08%)			8.00%, 11/15/2031 (e)		50		63
Berkshire Hathaway Finance Corp
5.40%, 5/15/2018	50	51	AT&T Inc
			5.60%, 5/15/2018		20		20
Retail - Building Products (0.08%)			6.15%, 9/15/2034		25		26
Home Depot Inc			Deutsche Telekom International Finance BV
5.40%, 3/ 1/2016	60	54	8.75%, 6/15/2030 (e)		20		25
			France Telecom SA
Retail - Discount (0.08%)			8.50%, 3/ 1/2031 (e)		45		57
Wal-Mart Stores Inc			Sprint Capital Corp
4.25%, 4/15/2013	40	41	8.75%, 3/15/2032		30		20
5.80%, 2/15/2018	10	11	Telecom Italia Capital SA

		52	4.00%, 1/15/2010		30		28

			4.95%, 9/30/2014		15		11
Retail - Drug Store (0.10%)			7.00%, 6/ 4/2018		40		32
CVS Lease Pass Through Certificates			Telefonica Europe BV
6.04%, 12/10/2028 (d)	43	26	8.25%, 9/15/2030		45		53
CVS/Caremark Corp			Verizon Communications Inc
5.75%, 6/ 1/2017	10	9	5.50%, 2/15/2018		40		39
Walgreen Co			8.95%, 3/ 1/2039		25		32
4.88%, 8/ 1/2013	25	26

			Verizon New England Inc
		61	6.50%, 9/15/2011		20		20

Retail - Restaurants (0.06%)							438

Yum! Brands Inc			Tobacco (0.17%)
8.88%, 4/15/2011	35	35
			BAT International Finance PLC
			9.50%, 11/15/2018 (d)		40		44
Semiconductor Equipment (0.04%)
			Philip Morris International Inc
Kla-Tencor Corp			5.65%, 5/16/2018		35		35
6.90%, 5/ 1/2018	30	23
			Reynolds American Inc

Sovereign (0.05%)			6.50%, 7/15/2010		30		30

Mexico Government International Bond							109

5.63%, 1/15/2017	30	30	Transport - Rail (0.16%)
			Burlington Northern Santa Fe Corp
Special Purpose Entity (0.42%)			6.13%, 3/15/2009		45		45
AIG SunAmerica Global Financing VI			Canadian National Railway Co
6.30%, 5/10/2011 (d)	110	95	5.55%, 5/15/2018		15		15
E.ON International Finance BV			Union Pacific Corp
5.80%, 4/30/2018 (d)	55	51	7.88%, 1/15/2019		35		40

Farmers Exchange Capital							100

7.05%, 7/15/2028 (d)	110	67
Harley-Davidson Funding Corp			Transport - Services (0.05%)
6.80%, 6/15/2018 (d)	20	11	FedEx Corp
Xlliac Global Funding			7.25%, 2/15/2011		30		30
4.80%, 8/10/2010 (d)	55	39

		263

See accompanying notes

133

Schedule of Investments
Asset Allocation Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			U.S. GOVERNMENT & GOVERNMENT AGENCY
Wireless Equipment (0.05%)			OBLIGATIONS (continued)
Rogers Communications Inc			Federal National Mortgage Association (FNMA)
6.80%, 8/15/2018	$ 30 $	30	(continued)

			6.50%, 10/ 1/2038	$ 588 $	612

TOTAL BONDS	$ 11,141				8,306

U.S. GOVERNMENT & GOVERNMENT AGENCY			Government National Mortgage Association
OBLIGATIONS (40.65%)			(GNMA) (0.04%)
Federal Home Loan Bank (3.80%)			12.00%, 12/15/2012	14	16
0.05%, 1/ 7/2009 (f)	1,000	1,000	10.50%, 4/15/2014	8	9

0.38%, 1/21/2009 (f)	1,400	1,400			25

		2,400

			U.S. Treasury (8.70%)
Federal Home Loan Mortgage Corporation			3.00%, 2/15/2009	1,000	1,003
(FHLMC) (13.35%)
4.50%, 1/ 1/2039 (g)	640	648	4.88%, 5/15/2009	1,800	1,831
5.00%, 1/ 1/2039 (g)	353	361	8.75%, 5/15/2017	30	44
5.50%, 1/ 1/2039 (g)	3,088	3,160	8.88%, 8/15/2017	76	113
0.10%, 3/ 4/2009 (f)	500	500	9.13%, 5/15/2018	12	19
0.05%, 3/ 9/2009 (f)	1,400	1,400	4.00%, 8/15/2018	1,600	1,848
4.50%, 1/ 1/2036	685	696	3.75%, 11/15/2018	54	61
6.00%, 4/ 1/2036	350	361	9.00%, 11/15/2018	79	122
5.00%, 1/ 1/2037	947	969	8.88%, 2/15/2019	54	83
6.00%, 8/ 1/2037	270	278	4.50%, 2/15/2036	275	365

12.00%, 7/ 1/2010	3	3			5,489

12.00%, 7/ 1/2013	7	8	U.S. Treasury Bill (1.59%)
12.00%, 6/ 1/2015	13	16	0.76%, 1/ 8/2009	1,000	1,000

11.50%, 10/ 1/2015	11	11	TOTAL U.S. GOVERNMENT & GOVERNMENT
10.00%, 9/ 1/2017	6	6	AGENCY OBLIGATIONS	$ 25,637

		8,417	REPURCHASE AGREEMENTS (4.40%)

Federal National Mortgage Association (FNMA) (13.17%)			Money Center Banks (4.40%)
4.50%, 1/ 1/2024 (g)	700	715	Investment in Joint Trading Account; Bank
			of America Repurchase Agreement; 0.01%
4.00%, 1/ 1/2039 (b)(g)	300	301	dated 12/31/2008 maturing 01/02/2009
4.50%, 1/ 1/2039 (g)	696	705	(collateralized by US Treasury Note;
5.00%, 1/ 1/2039 (g)	1,961	2,002	$2,040,000; 1.75%; dated 11/15/11)	$ 2,000$	2,000
5.50%, 1/ 1/2039 (g)	310	318	Investment in Joint Trading Account;
6.00%, 1/ 1/2039 (g)	500	515	Morgan Stanley Repurchase Agreement;
			0.03% dated 12/31/2008 maturing
0.85%, 2/ 4/2009 (f)	1,400	1,399	01/02/2009 (collateralized by Sovereign
8.00%, 2/ 1/2012	7	7	Agency Issues; $795,000; 2.75% - 4.38%;
10.00%, 4/ 1/2016	7	8	dated 03/12/10 - 03/17/10)	772	772

4.50%, 9/ 1/2022	637	652			2,772

7.00%, 4/ 1/2023	2	2	TOTAL REPURCHASE AGREEMENTS	$ 2,772

7.50%, 4/ 1/2030	1	1
			Total Investments	$ 68,165
7.50%, 11/ 1/2030	7	7
			Liabilities in Excess of Other Assets, Net - (8.08)%		(5,097)

7.50%, 2/ 1/2031	23	24
8.00%, 12/ 1/2031	3	3	TOTAL NET ASSETS - 100.00%	$ 63,068

7.50%, 6/ 1/2032	41	44
6.50%, 12/ 1/2032	184	192
4.43%, 3/ 1/2036 (e)	146	138
4.50%, 3/ 1/2036 (e)	118	111
4.98%, 4/ 1/2036 (e)	197	187
6.03%, 4/ 1/2037	109	112
6.00%, 5/ 1/2038	244	251

See accompanying notes

134

Schedule of Investments
Asset Allocation Account
December 31, 2008

(a) Non-Income Producing Security
(b)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $334 or 0.53% of net assets.
(c) Security is Illiquid
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $662 or 1.05% of net assets.
(e)	Variable Rate. Rate shown is in effect at December 31, 2008.
(f) Rate shown is the discount rate.
(g)	Security was purchased in a "to-be-announced" ("TBA") transaction.
See Notes to Financial Statements.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 3,943
Unrealized Depreciation	(9,753)

Net Unrealized Appreciation (Depreciation)	(5,810)
Cost for federal income tax purposes	73,975
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent

Mortgage Securities	30.59%
Government	17.92%
Consumer, Non-cyclical	14.33%
Financial	13.89%
Communications	6.00%
Industrial	5.18%
Energy	5.12%
Technology	4.49%
Consumer, Cyclical	4.11%
Utilities	2.90%
Basic Materials	1.34%
Funds	1.14%
Asset Backed Securities	0.95%
Diversified	0.11%
Exchange Traded Funds	0.01%
Liabilities in Excess of Other Assets, Net	(8.08%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Currency Contracts	64.25%
Futures	42.44%

135

See accompanying notes

		Schedule of Investments
		Asset Allocation Account
			December 31, 2008

		Foreign Currency Contracts
						Net Unrealized
Foreign Currency	Delivery	Contracts				Appreciation
Purchase Contracts	Date	to Accept	In Exchange For		Value	(Depreciation)

Australian Dollar	1/15/2009	5,446,211		$3,570	$3,789	$219
British Pound	1/15/2009	2,410,999		3,569	3,464	(105)
Euro	1/15/2009	5,542,475		7,162	7,698	536
Japanese Yen	1/15/2009	633,546,231		6,855	6,992	137
Norwegian Krone	1/15/2009	836,184		118	120	2
Singapore Dollar	1/15/2009	246,244		164	171	7
Swedish Krona	1/15/2009	1,554,052		190	197	7
Swiss Francs	1/15/2009	1,074,063		898	1,010	112

						Net Unrealized
Foreign Currency	Delivery	Contracts				Appreciation
Sale Contracts	Date	to Deliver	In Exchange For		Value	(Depreciation)

Australian Dollar	1/15/2009	4,432,223		$2,899	$3,084	$(185)
British Pound	1/15/2009	2,050,090		3,025	2,946	79
Euro	1/15/2009	5,105,450		6,575	7,091	(516)
Japanese Yen	1/15/2009	259,781,160		2,810	2,867	(57)
Swiss Francs	1/15/2009	1,161,404		961	1,091	(130)

All dollar amounts are shown in thousands (000's)

			Futures Contracts

						Current	Unrealized
					Original	Market	Appreciation/
Type			Buy/Sell	Contracts	Value	Value	(Depreciation)

Australia 10 Year Bond; March 2009			Buy	12	$ 942	$ 975	$ 33
HANG SENG Index; January 2009			Buy	2	181	186	5
H-SHARES Index; January 2009			Buy	8	392	408	16
MSCI SING IX; January 2009			Buy	3	88	91	3
S&P 500 eMini; March 2009			Buy	127	5,581	5,716	135
S&P MidCap 400 eMini; March 2009			Buy	5	254	269	15
SGX CNX NIFTY ETS; January 2009			Buy	38	232	225	(7)
SPI 200; March 2009			Buy	9	566	588	22
TOPIX Index; March 2009			Buy	21	1,837	1,997	160
US 10 Year Note; March 2009			Buy	31	3,635	3,898	263
DJ EURO STOXX 50; March 2009			Sell	15	518	511	7
FTSE 100 Index; March 2009			Sell	3	185	190	(5)
Russell 2000 Mini; March 2009			Sell	1	47	50	(3)
US 2 Year Note; March 2009			Sell	25	5,403	5,452	(49)
US 5 Year Note; March 2009			Sell	29	3,365	3,452	(87)
US Long Bond; March 2009			Sell	20	2,518	2,761	(243)
All dollar amounts are shown in thousands (000's)

See accompanying notes

136

Schedule of Investments
Balanced Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (63.01%)			COMMON STOCKS (continued)
Advertising Agencies (0.06%)			Applications Software (continued)
Omnicom Group Inc	1,171 $	32	Microsoft Corp	23,992 $		466
			Progress Software Corp (a)	780		15
Advertising Services (0.02%)			Quest Software Inc (a)	1,720		22
inVentiv Health Inc (a)	890	10	Verint Systems Inc (a)	803		6

						554

Aerospace & Defense (1.20%)
BAE Systems PLC ADR	1,949	43	Athletic Footwear (0.22%)
Boeing Co	543	23	Nike Inc	2,484		127
Esterline Technologies Corp (a)	756	29
General Dynamics Corp	3,187	184	Audio & Video Products (0.06%)
Lockheed Martin Corp	2,179	183	Panasonic Corp ADR	2,906		36
Raytheon Co	3,657	187	Auto - Car & Light Trucks (0.19%)
Spirit Aerosystems Holdings Inc (a)	1,010	10	Fiat SpA ADR	1,900		13
Teledyne Technologies Inc (a)	69	3	Honda Motor Co Ltd ADR	2,131		45
TransDigm Group Inc (a)	613	21	Nissan Motor Co Ltd ADR	2,292		17

		683	Toyota Motor Corp ADR	511		33

Aerospace & Defense Equipment (0.78%)						108

BE Aerospace Inc (a)	2,202	17	Auto/Truck Parts & Equipment - Original (0.02%)
Goodrich Corp	1,832	68	Titan International Inc	1,570		13
Moog Inc (a)	324	12
Triumph Group Inc	540	23	Auto/Truck Parts & Equipment - Replacement (0.03%)
United Technologies Corp	6,052	324	ATC Technology Corp/IL (a)	678		10

		444	Exide Technologies (a)	1,530		8

Agricultural Chemicals (0.54%)						18

Monsanto Co	3,279	231	Batteries & Battery Systems (0.03%)
Mosaic Co/The	311	11	EnerSys (a)	1,610		18
Syngenta AG ADR	1,114	43
Yara International ASA ADR	974	21	Beverages - Non-Alcoholic (1.08%)

		306	Coca-Cola Co/The	8,311		376

			Pepsi Bottling Group Inc	1,210		27
Agricultural Operations (0.20%)			PepsiCo Inc	3,798		208

Archer-Daniels-Midland Co	3,923	113
						611

Airlines (0.09%)			Beverages - Wine & Spirits (0.07%)
Deutsche Lufthansa AG ADR	916	15	Central European Distribution Corp (a)	1,367		27
Southwest Airlines Co	4,116	35	Diageo PLC ADR	213		12

		50				39

Alternative Waste Tech (0.01%)			Brewery (0.05%)
Calgon Carbon Corp (a)	510	8	Kirin Holdings Co Ltd ADR	1,137		15
			SABMiller PLC ADR	875		15

Apparel Manufacturers (0.19%)						30

Coach Inc (a)	1,434	30
G-III Apparel Group Ltd (a)	212	1	Building & Construction - Miscellaneous (0.02%)
Hanesbrands Inc (a)	550	7	Layne Christensen Co (a)	420		10
True Religion Apparel Inc (a)	920	12	Building Products - Cement & Aggregate (0.06%)
VF Corp	1,066	58	CRH PLC ADR	739		19

		108	Lafarge SA ADR	1,044		16

Applications Software (0.97%)						35

Compuware Corp (a)	6,659	45

See accompanying notes

137

Schedule of Investments
Balanced Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Cable TV (0.59%)			Commercial Banks (continued)
Comcast Corp - Class A	14,147 $	239	BB&T Corp	3,561 $		98
DIRECTV Group Inc/The (a)	3,187	73	City Bank/Lynnwood WA	600		3
Scripps Networks Interactive	1,175	26	City Holding Co	446		15

		338	Commerce Bancshares Inc	1		-

Casino Services (0.03%)			Community Bank System Inc	420		10
Bally Technologies Inc (a)	730	18	Cullen/Frost Bankers Inc	1,602		81
			FirstMerit Corp	980		20
Cellular Telecommunications (0.24%)			Green Bankshares Inc	381		5
Hutchison Telecommunications International			Hang Seng Bank Ltd ADR	3,811		51
Ltd ADR	1,845	7	IBERIABANK Corp	225		11
NTT DoCoMo Inc ADR	3,925	77	Intesa Sanpaolo SpA ADR	2,314		50
US Cellular Corp (a)	407	18	MainSource Financial Group Inc	580		9
Vodafone Group PLC ADR	1,605	33	National Penn Bancshares Inc	810		12

		135	NBT Bancorp Inc	600		17

Chemicals - Diversified (0.20%)			Oriental Financial Group Inc	860		5
EI Du Pont de Nemours & Co	417	10	Pacific Capital Bancorp NA	191		3
FMC Corp	2,279	102	Pinnacle Financial Partners Inc (a)	311		9
Innospec Inc	630	4	Renasant Corp	360		6

		116	Royal Bank of Canada	1,682		50

			S&T Bancorp Inc	440		16
Chemicals - Plastics (0.01%)
			SVB Financial Group (a)	670		18
Schulman A Inc	210	4
			Tompkins Financial Corp	210		12
Chemicals - Specialty (0.24%)			Toronto-Dominion Bank	1,366		49
Chemtura Corp	6,310	9	United Overseas Bank Ltd ADR	2,438		44
Cytec Industries Inc	1,072	23	Webster Financial Corp	190		3
Lubrizol Corp	326	12	Wilshire Bancorp Inc	550		5

OM Group Inc (a)	670	14				914

Sensient Technologies Corp	400	9	Commercial Services (0.04%)
Sigma-Aldrich Corp	906	38	Arbitron Inc	160		2
Terra Industries Inc	1,685	28	Steiner Leisure Ltd (a)	440		13

		133	TeleTech Holdings Inc (a)	840		7

Circuit Boards (0.01%)						22

TTM Technologies Inc (a)	1,110	6	Commercial Services - Finance (0.55%)
			CBIZ Inc (a)	1,390		12
Coal (0.18%)			Equifax Inc	2,369		63
Massey Energy Co	1,498	21	Mastercard Inc	760		109
Peabody Energy Corp	3,574	81	Morningstar Inc (a)	265		9

		102	Western Union Co/The	7,428		106

Coatings & Paint (0.13%)			Wright Express Corp (a)	869		11

Sherwin-Williams Co/The	1,219	73				310

Commercial Banks (1.61%)			Computer Aided Design (0.10%)
Alpha Bank AE ADR	8,612	18	Ansys Inc (a)	1,497		42

Banco Bilbao Vizcaya Argentaria SA ADR	3,561	44	Aspen Technology Inc (a)	1,980		14

Banco Latinoamericano de Exportaciones SA	1,180	17				56

Banco Santander SA ADR	7,053	67	Computer Services (0.16%)
Bank of Hawaii Corp	2,205	100	Accenture Ltd	2,100		69
Bank of Nova Scotia	1,813	49	Ciber Inc (a)	2,440		12
Bank of the Ozarks Inc	570	17	Ness Technologies Inc (a)	730		3

See accompanying notes

138

Schedule of Investments
Balanced Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Computer Services (continued)			Data Processing & Management (0.02%)
Syntel Inc	320 $	7	Commvault Systems Inc (a)	937 $	13

		91

			Diagnostic Equipment (0.05%)
Computer Software (0.03%)			Immucor Inc (a)	990	26
Double-Take Software Inc (a)	460	4
Omniture Inc (a)	1,260	14	Diagnostic Kits (0.03%)

		18	Meridian Bioscience Inc	623	16

Computers (2.22%)
Apple Inc (a)	3,758	321	Dialysis Centers (0.05%)
			Fresenius Medical Care AG & Co KGaA
Hewlett-Packard Co	11,806	429	ADR	647	31
IBM Corp	6,053	510

		1,260	Disposable Medical Products (0.02%)

Computers - Integrated Systems (0.12%)			Merit Medical Systems Inc (a)	710	13
Brocade Communications Systems Inc (a)	19,091	53
MTS Systems Corp	340	9	Distribution & Wholesale (0.13%)
			FGX International Holdings Ltd (a)	470	6
Radiant Systems Inc (a)	530	2
			Fossil Inc (a)	820	14
Super Micro Computer Inc (a)	443	3

			Genuine Parts Co	583	22
		67

			Houston Wire & Cable Co	300	3
Consulting Services (0.11%)			Tech Data Corp (a)	570	10
FTI Consulting Inc (a)	422	19	United Stationers Inc (a)	540	18

Gartner Inc (a)	1,190	21			73

Huron Consulting Group Inc (a)	259	15
Navigant Consulting Inc (a)	480	8	Diversified Banking Institutions (1.81%)

			Bank of America Corp	12,583	177
		63

			Barclays PLC ADR	2,494	25
Consumer Products - Miscellaneous (0.32%)			BNP Paribas ADR	1,740	37
Jarden Corp (a)	1,040	12	Citigroup Inc	5,123	34
Kimberly-Clark Corp	2,886	152	Credit Suisse Group AG ADR	520	15
Tupperware Brands Corp	850	19	Goldman Sachs Group Inc/The	1,605	136

		183	HSBC Holdings PLC ADR	1,751	85

Containers - Metal & Glass (0.22%)			JP Morgan Chase & Co	15,569	491
Ball Corp	731	30	Mitsubishi UFJ Financial Group Inc ADR	4,180	26

Crown Holdings Inc (a)	3,603	69			1,026

Owens-Illinois Inc (a)	948	26	Diversified Manufacturing Operations (1.57%)

		125	3M Co	1,004	58

Containers - Paper & Plastic (0.17%)			AZZ Inc (a)	660	17
Bemis Co Inc	1,737	41	Barnes Group Inc	560	8
Pactiv Corp (a)	938	24	EnPro Industries Inc (a)	940	20
Rock-Tenn Co	910	31	ESCO Technologies Inc (a)	220	9

		96	General Electric Co	32,366	524

			Honeywell International Inc	4,981	163
Cosmetics & Toiletries (1.28%)
			Koppers Holdings Inc	857	19
Chattem Inc (a)	384	28
			Siemens AG ADR	577	44
Colgate-Palmolive Co	788	54
			Tomkins PLC ADR	4,392	32

Procter & Gamble Co	10,441	645

					894

		727

			Diversified Minerals (0.18%)
Cruise Lines (0.03%)
			Anglo American PLC ADR	3,823	45
Carnival Corp	698	17

See accompanying notes		139

Schedule of Investments
Balanced Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Diversified Minerals (continued)			Electronic Components - Semiconductors
BHP Billiton Ltd ADR	1,331 $	57	(continued)

		102	Microsemi Corp (a)	450 $		6

			ON Semiconductor Corp (a)	8,266		28
Diversified Operations (0.02%)			PMC - Sierra Inc (a)	2,210		11
Compass Diversified Holdings	840	9	QLogic Corp (a)	6,992		94
			Silicon Laboratories Inc (a)	320		8
E-Commerce - Services (0.03%)
Priceline.com Inc (a)	267	20	Skyworks Solutions Inc (a)	830		5
			Texas Instruments Inc	2,840		44

Electric - Integrated (2.34%)						514

American Electric Power Co Inc	1,503	50	Electronic Connectors (0.05%)
Avista Corp	1,390	27	Amphenol Corp	1,201		29
Central Vermont Public Service Corp	170	4
CMS Energy Corp	10,180	103	Electronic Forms (0.17%)
Consolidated Edison Inc	944	37	Adobe Systems Inc (a)	4,601		98
DTE Energy Co	3,096	110
E.ON AG ADR	1,827	75	Electronic Measurement Instruments (0.01%)
Empire District Electric Co/The	860	15	Analogic Corp	230		6
Hawaiian Electric Industries Inc	2,697	60	Electronics - Military (0.08%)
Idacorp Inc	320	9	L-3 Communications Holdings Inc	636		47
Integrys Energy Group Inc	1,309	56
International Power PLC ADR	863	30	Engineering - Research & Development Services (0.44%)
Northeast Utilities	2,951	71	EMCOR Group Inc (a)	1,706		38
NorthWestern Corp	420	10	Fluor Corp	2,268		102
NSTAR	730	27	Jacobs Engineering Group Inc (a)	1,792		86
PG&E Corp	4,721	183	Shaw Group Inc/The (a)	1,230		25

Portland General Electric Co	787	15				251

Progress Energy Inc	2,383	95
			Enterprise Software & Services (0.88%)
RWE AG ADR	598	55	BMC Software Inc (a)	1,862		50
SCANA Corp	707	25	CA Inc	1,773		33
Scottish & Southern Energy PLC ADR	982	18	Informatica Corp (a)	1,660		23
Southern Co	6,462	239	JDA Software Group Inc (a)	1,407		19
Westar Energy Inc	840	17	Omnicell Inc (a)	1,020		12

		1,331	Oracle Corp (a)	17,120		304

Electric Products - Miscellaneous (0.21%)			SAP AG ADR	1,160		42
Ametek Inc	2,246	68	SYNNEX Corp (a)	1,360		15

Emerson Electric Co	573	21				498

GrafTech International Ltd (a)	3,170	26
			Entertainment Software (0.12%)
Graham Corp	440	5	Activision Blizzard Inc (a)	6,751		58

		120	Take-Two Interactive Software Inc (a)	1,210		9

Electronic Components - Miscellaneous (0.05%)						67

Garmin Ltd	720	14
			Environmental Consulting & Engineering (0.02%)
Plexus Corp (a)	720	12	Tetra Tech Inc (a)	480		12

		26

Electronic Components - Semiconductors (0.91%)			E-Services - Consulting (0.03%)
Altera Corp	3,735	62	Websense Inc (a)	1,160		17
Intel Corp	16,086	236
Mellanox Technologies Ltd (a)	320	2	Fiduciary Banks (0.86%)
MEMC Electronic Materials Inc (a)	1,287	18	Bank of New York Mellon Corp/The	6,380		181
			Northern Trust Corp	2,620		136

See accompanying notes		140

Schedule of Investments
Balanced Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Fiduciary Banks (continued)			Footwear & Related Apparel (0.08%)
State Street Corp	4,326 $	170	Deckers Outdoor Corp (a)	280 $		22

		487	Iconix Brand Group Inc (a)	1,200		12

Finance - Investment Banker & Broker (0.15%)			Wolverine World Wide Inc	560		12

Interactive Brokers Group Inc (a)	730	13				46

Knight Capital Group Inc (a)	670	11	Gas - Distribution (0.36%)
Nomura Holdings Inc ADR	2,123	18	Atmos Energy Corp	2,772		66
optionsXpress Holdings Inc	560	7	Northwest Natural Gas Co	580		26
Stifel Financial Corp (a)	300	14	South Jersey Industries Inc	501		20
TD Ameritrade Holding Corp (a)	1,480	21	UGI Corp	1,251		30

		84	Vectren Corp	2,051		51

Finance - Leasing Company (0.02%)			WGL Holdings Inc	330		11

Financial Federal Corp	587	14				204

			Health Care Cost Containment (0.06%)
Finance - Other Services (0.09%)			McKesson Corp	847		33
ICAP PLC ADR	1,810	15
NASDAQ OMX Group Inc/The (a)	1,496	37	Human Resources (0.12%)

		52	Hewitt Associates Inc (a)	2,332		66

Food - Canned (0.05%)			Import & Export (0.33%)
Del Monte Foods Co	4,068	29	ITOCHU Corp ADR	906		46
Food - Catering (0.09%)			Mitsubishi Corp ADR	1,913		54
Compass Group PLC ADR	10,519	53	Mitsui & Co Ltd ADR	196		40
			Sumitomo Corp ADR	5,833		50

Food - Confectionery (0.14%)						190

JM Smucker Co/The	1,816	79	Independent Power Producer (0.01%)
			Ormat Technologies Inc	140		4
Food - Miscellaneous/Diversified (1.24%)
ConAgra Foods Inc	1,687	28	Instruments - Controls (0.03%)
Corn Products International Inc	1,938	56	Mettler Toledo International Inc (a)	241		16
General Mills Inc	1,364	83
Groupe Danone ADR	2,714	33	Instruments - Scientific (0.02%)
HJ Heinz Co	3,299	124	Varian Inc (a)	351		12
Kellogg Co	2,137	94
Kraft Foods Inc	2,404	64	Insurance Brokers (0.17%)
Nestle SA ADR	3,107	123	Aon Corp	2,061		94
Ralcorp Holdings Inc (a)	460	27
			Internet Application Software (0.06%)
Unilever PLC ADR	3,020	69

			eResearchTechnology Inc (a)	1,520		10
		701

			S1 Corp (a)	2,640		21
Food - Retail (0.07%)			Vocus Inc (a)	120		2

Koninklijke Ahold NV ADR	2,500	31				33

Ruddick Corp	330	9

			Internet Brokers (0.03%)
		40

			thinkorswim Group Inc (a)	2,510		14
Food - Wholesale & Distribution (0.15%)
Fresh Del Monte Produce Inc (a)	940	21	Internet Infrastructure Equipment (0.03%)
Spartan Stores Inc	816	19	Avocent Corp (a)	900		16
Sysco Corp	1,901	44

		84	Internet Infrastructure Software (0.06%)

			F5 Networks Inc (a)	763		17

See accompanying notes

141

Schedule of Investments
Balanced Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Internet Infrastructure Software (continued)			Machinery - General Industry (continued)
TIBCO Software Inc (a)	3,240 $	17	Wabtec Corp	320 $	13

		34			63

Internet Security (0.28%)			Machinery - Pumps (0.18%)
Symantec Corp (a)	11,743	159	Flowserve Corp	2,009	103

Internet Telephony (0.02%)			Machinery Tools & Related Products (0.02%)
j2 Global Communications Inc (a)	470	9	Kennametal Inc	480	11

Intimate Apparel (0.02%)			Medical - Biomedical/Gene (1.81%)
Warnaco Group Inc/The (a)	654	13	Acorda Therapeutics Inc (a)	190	4
			Amgen Inc (a)	5,859	338
Investment Companies (0.06%)			Arqule Inc (a)	890	4
Ares Capital Corp	3,188	20	Biogen Idec Inc (a)	2,416	115
Hercules Technology Growth Capital Inc	1,083	9	Celera Corp (a)	1,860	21
Prospect Capital Corp	405	5	Cubist Pharmaceuticals Inc (a)	823	20

		34	Genzyme Corp (a)	2,146	142

Investment Management & Advisory Services (0.07%)			Gilead Sciences Inc (a)	5,643	289
Ameriprise Financial Inc	1,762	41	Human Genome Sciences Inc (a)	3,490	7
			Incyte Corp (a)	3,050	12
Lasers - Systems & Components (0.01%)			Life Technologies Corp (a)	1,850	43
Rofin-Sinar Technologies Inc (a)	340	7	Maxygen Inc (a)	350	3
			Myriad Genetics Inc (a)	220	15
Leisure & Recreation Products (0.05%)			Seattle Genetics Inc (a)	780	7
WMS Industries Inc (a)	1,030	28
			United Therapeutics Corp (a)	130	8

Life & Health Insurance (0.75%)					1,028

Aflac Inc	2,961	136	Medical - Drugs (3.63%)
Delphi Financial Group Inc	415	7	Abbott Laboratories	7,473	399
Lincoln National Corp	3,714	70	Array Biopharma Inc (a)	1,140	5
Prudential PLC ADR	1,949	24	AstraZeneca PLC ADR	1,676	69
StanCorp Financial Group Inc	90	4	Bristol-Myers Squibb Co	9,105	212
Torchmark Corp	1,071	48	Eli Lilly & Co	3,311	133
Unum Group	7,407	138	Endo Pharmaceuticals Holdings Inc (a)	467	12

		427	Forest Laboratories Inc (a)	2,957	75

Machinery - Construction & Mining (0.20%)			GlaxoSmithKline PLC ADR	1,514	56
Bucyrus International Inc	3,625	67	Indevus Pharmaceuticals Inc (a)	2,410	8
Joy Global Inc	2,119	49	King Pharmaceuticals Inc (a)	3,272	35

		116	Merck & Co Inc/NJ	2,390	73

			Novartis AG ADR	2,021	101
Machinery - Farm (0.13%)			Novo Nordisk A/S ADR	1,253	64
AGCO Corp (a)	2,574	61	Orexigen Therapeutics Inc (a)	620	3
Alamo Group Inc	250	4	Pfizer Inc	23,697	420
Lindsay Corp	330	10	PharMerica Corp (a)	800	12

		75	Progenics Pharmaceuticals Inc (a)	720	7

Machinery - General Industry (0.11%)			Roche Holding AG ADR	1,257	96
Altra Holdings Inc (a)	810	6	Shire PLC ADR	936	42
Chart Industries Inc (a)	1,690	18	Wyeth	6,124	230
Middleby Corp (a)	432	12	XenoPort Inc (a)	330	8

Robbins & Myers Inc	901	14			2,060

See accompanying notes		142

Schedule of Investments
Balanced Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Medical - Generic Drugs (0.01%)			Metal Processors & Fabrication (continued)
Perrigo Co	150 $	5	RBC Bearings Inc (a)	250 $		5

						17

Medical - HMO (0.27%)
Aetna Inc	4,567	130	Miscellaneous Manufacturers (0.05%)
Cigna Corp	1,038	18	Aptargroup Inc	656		23

WellPoint Inc (a)	104	4	FreightCar America Inc	170		3

		152				26

Medical - Hospitals (0.01%)			Motion Pictures & Services (0.07%)
Universal Health Services Inc	180	7	DreamWorks Animation SKG Inc (a)	1,475		37

Medical - Nursing Homes (0.03%)			Multi-Line Insurance (0.38%)
Ensign Group Inc/The	576	10	Allianz SE ADR	3,053		33
Skilled Healthcare Group Inc (a)	730	6	American Financial Group Inc/OH	1,042		24

		16	AXA SA ADR	1,916		43

			Genworth Financial Inc	1,791		5
Medical - Outpatient & Home Medical Care (0.04%)			MetLife Inc	891		31
Amedisys Inc (a)	424	18	Zurich Financial Services AG ADR	3,708		81

Gentiva Health Services Inc (a)	250	7				217

		25

			Multimedia (0.24%)
Medical - Wholesale Drug Distribution (0.02%)			Time Warner Inc	4,560		46
AmerisourceBergen Corp	311	11	Viacom Inc (a)	90		2
			Walt Disney Co/The	2,871		65
Medical Imaging Systems (0.01%)
			WPP PLC ADR	751		22

IRIS International Inc (a)	320	4
						135

Medical Instruments (0.34%)			Networking Products (0.88%)
Conmed Corp (a)	290	7	3Com Corp (a)	6,300		14
Genomic Health Inc (a)	460	9	Anixter International Inc (a)	248		7
Kensey Nash Corp (a)	620	12	Cisco Systems Inc (a)	24,950		407
Medtronic Inc	1,211	38	Juniper Networks Inc (a)	3,767		66
St Jude Medical Inc (a)	3,691	122	Polycom Inc (a)	480		7

Symmetry Medical Inc (a)	490	4				501

		192

			Non-Hazardous Waste Disposal (0.11%)
Medical Laboratory & Testing Service (0.03%)			Republic Services Inc	1,332		33
Icon PLC ADR (a)	880	17	Waste Management Inc	732		24
			Waste Services Inc (a)	420		3

Medical Products (1.94%)						60

American Medical Systems Holdings Inc (a)	630	6
Baxter International Inc	3,872	207	Office Automation & Equipment (0.06%)
Covidien Ltd	4,430	161	Pitney Bowes Inc	521		13

Johnson & Johnson	11,859	709	Ricoh Co Ltd ADR	323		20

Zoll Medical Corp (a)	1,108	21				33

		1,104	Oil - Field Services (0.40%)

Metal - Diversified (0.08%)			Hornbeck Offshore Services Inc (a)	320		5
Freeport-McMoRan Copper & Gold Inc	989	24	Matrix Service Co (a)	519		4
Rio Tinto PLC ADR	264	24	Oceaneering International Inc (a)	553		16

		48	Oil States International Inc (a)	1,156		22

			Schlumberger Ltd	2,291		97
Metal Processors & Fabrication (0.03%)			Smith International Inc	2,858		65
Dynamic Materials Corp	640	12	Superior Energy Services Inc (a)	437		7
See accompanying notes

143

Schedule of Investments
Balanced Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Oil - Field Services (continued)			Oil Field Machinery & Equipment (continued)
Willbros Group Inc (a)	1,400 $	12	National Oilwell Varco Inc (a)	6,988 $		171

		228				290

Oil & Gas Drilling (0.25%)			Oil Refining & Marketing (0.23%)
Diamond Offshore Drilling Inc	650	38	Sunoco Inc	449		19
ENSCO International Inc	892	25	Tesoro Corp	1,669		22
Noble Corp	657	15	Valero Energy Corp	4,155		90

Pride International Inc (a)	1,613	26				131

Transocean Ltd (a)	777	37	Paper & Related Products (0.05%)

		141	Buckeye Technologies Inc (a)	2,232		8

Oil Company - Exploration & Production (0.94%)			Domtar Corp (a)	3,862		7
Apache Corp	52	4	International Paper Co	1,374		16

Arena Resources Inc (a)	240	7				31

Brigham Exploration Co (a)	490	1	Patient Monitoring Equipment (0.01%)
Comstock Resources Inc (a)	290	14	Masimo Corp (a)	280		8
Concho Resources Inc/Midland TX (a)	330	7
Devon Energy Corp	590	39	Pharmacy Services (0.50%)
Mariner Energy Inc (a)	960	10	Catalyst Health Solutions Inc (a)	800		20
Noble Energy Inc	1,346	66	Express Scripts Inc (a)	2,845		156
Occidental Petroleum Corp	3,942	236	Medco Health Solutions Inc (a)	1,958		82
Penn Virginia Corp	492	13	Omnicare Inc	834		23

Petroquest Energy Inc (a)	1,292	9				281

Plains Exploration & Production Co (a)	2,219	52	Photo Equipment & Supplies (0.06%)
Rosetta Resources Inc (a)	1,241	9	Olympus Corp ADR	1,809		35
St Mary Land & Exploration Co	690	14
Swift Energy Co (a)	220	4	Physical Therapy & Rehabilitation Centers (0.02%)
Talisman Energy Inc	3,753	37	Psychiatric Solutions Inc (a)	400		11
Whiting Petroleum Corp (a)	300	10

		532	Physician Practice Management (0.01%)

			Pediatrix Medical Group Inc (a)	134		4
Oil Company - Integrated (4.81%)
BG Group PLC ADR	1,046	74	Pipelines (0.17%)
BP PLC ADR	1,653	77	El Paso Corp	12,020		94
Chevron Corp	8,761	648
ConocoPhillips	3,789	196	Private Corrections (0.02%)
ENI SpA ADR	1,356	65	Cornell Cos Inc (a)	604		11
Exxon Mobil Corp	18,824	1,503
Hess Corp	35	2	Property & Casualty Insurance (0.87%)
Marathon Oil Corp	104	3	American Physicians Capital Inc	417		20
Royal Dutch Shell PLC - B shares ADR	934	48	Amerisafe Inc (a)	410		8
Royal Dutch Shell PLC ADR	795	42	Amtrust Financial Services Inc	966		11
Statoil ASA ADR	1,949	33	Arch Capital Group Ltd (a)	456		32
Total SA ADR	765	42	Chubb Corp	3,476		177

		2,733	CNA Surety Corp (a)	410		8

			Tokio Marine Holdings Inc ADR	1,671		49
Oil Field Machinery & Equipment (0.51%)			Tower Group Inc	372		11
Cameron International Corp (a)	5,417	111	Travelers Cos Inc/The	3,968		179

Complete Production Services Inc (a)	680	6
						495

Flotek Industries Inc (a)	390	1
Mitcham Industries Inc (a)	320	1

See accompanying notes		144

Schedule of Investments
Balanced Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Protection - Safety (0.02%)			REITS - Mortgage (continued)
Brink's Home Security Holdings Inc (a)	425 $	9	Capstead Mortgage Corp	320 $		4
			Chimera Investment Corp	4,200		15
Publicly Traded Investment Fund (0.21%)			Gramercy Capital Corp/New York	1,099		1
iShares Russell 1000 Growth Index Fund	1,696	63	MFA Mortgage Investments Inc	4,400		26

iShares Russell 1000 Value Index Fund	1,138	56				91

		119

			REITS - Office Property (0.08%)
Publishing - Books (0.06%)			Alexandria Real Estate Equities Inc	312		19
Reed Elsevier NV ADR	1,429	34	BioMed Realty Trust Inc	1,622		19
			Kilroy Realty Corp	200		7

Real Estate Operator & Developer (0.08%)
						45

Brookfield Asset Management Inc	3,143	48
			REITS - Regional Malls (0.10%)
Recreational Centers (0.01%)			Simon Property Group Inc	1,074		57
Life Time Fitness Inc (a)	470	6
			REITS - Shopping Centers (0.06%)
Regional Banks (1.21%)			Inland Real Estate Corp	1,150		15
US Bancorp	7,782	194	Kite Realty Group Trust	278		2
Wells Fargo & Co	16,682	492	Ramco-Gershenson Properties Trust	680		4

		686	Saul Centers Inc	140		5

Reinsurance (0.36%)			Urstadt Biddle Properties Inc	350		6

Aspen Insurance Holdings Ltd	1,380	33				32

IPC Holdings Ltd	860	26	Rental - Auto & Equipment (0.03%)
Max Capital Group Ltd	930	16	Rent-A-Center Inc/TX (a)	900		16
PartnerRe Ltd	418	30
Platinum Underwriters Holdings Ltd	630	23	Research & Development (0.02%)
Reinsurance Group of America Inc	955	41	Parexel International Corp (a)	1,240		12
Transatlantic Holdings Inc	521	21
Validus Holdings Ltd	460	12	Retail - Apparel & Shoe (0.37%)

		202	Dress Barn Inc (a)	1,120		12

			Gap Inc/The	6,954		93
REITS - Apartments (0.13%)			Genesco Inc (a)	730		13
AvalonBay Communities Inc	1,209	73	Gymboree Corp (a)	570		15
			Ltd Brands Inc	3,568		36
REITS - Diversified (0.10%)
			Ross Stores Inc	951		28
Entertainment Properties Trust	960	29
			Wet Seal Inc/The (a)	4,737		14

Washington Real Estate Investment Trust	940	26
						211

Winthrop Realty Trust	196	2

		57	Retail - Auto Parts (0.21%)

			Autozone Inc (a)	838		117
REITS - Healthcare (0.17%)
Nationwide Health Properties Inc	730	21	Retail - Building Products (0.05%)
Senior Housing Properties Trust	1,604	29	Home Depot Inc	1,155		27
Ventas Inc	1,429	48

		98	Retail - Computer Equipment (0.12%)

REITS - Hotels (0.01%)			GameStop Corp (a)	3,233		70
LaSalle Hotel Properties	510	6
			Retail - Consumer Electronics (0.01%)
REITS - Mortgage (0.16%)			RadioShack Corp	697		8
Annaly Capital Management Inc	2,608	41
			Retail - Discount (1.34%)
Anthracite Capital Inc	1,220	3	Big Lots Inc (a)	3,396		49
Arbor Realty Trust Inc	451	1	BJ's Wholesale Club Inc (a)	1,316		45

See accompanying notes		145

Schedule of Investments
Balanced Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Retail - Discount (continued)			Seismic Data Collection (continued)
Dollar Tree Inc (a)	1,826 $	77	ION Geophysical Corp (a)	866 $		3

Family Dollar Stores Inc	2,063	54				8

Wal-Mart Stores Inc	9,582	537	Semiconductor Component - Integrated Circuits (0.12%)

		762	Emulex Corp (a)	2,690		19

Retail - Drug Store (0.06%)			Integrated Device Technology Inc (a)	2,460		14
CVS/Caremark Corp	1,178	34	Pericom Semiconductor Corp (a)	1,020		6
			Power Integrations Inc	825		16
Retail - Fabric Store (0.02%)			Standard Microsystems Corp (a)	672		11

Jo-Ann Stores Inc (a)	850	13				66

Retail - Jewelry (0.02%)			Semiconductor Equipment (0.08%)
Signet Jewelers Ltd	1,368	12	Applied Materials Inc	1,060		11
			ATMI Inc (a)	430		7
Retail - Major Department Store (0.17%)			Entegris Inc (a)	3,480		7
TJX Cos Inc	4,701	97	Lam Research Corp (a)	564		12
			Ultratech Inc (a)	520		6

Retail - Restaurants (0.95%)						43

Burger King Holdings Inc	1,201	29
Einstein Noah Restaurant Group Inc (a)	780	5	Soap & Cleaning Products (0.06%)
Jack in the Box Inc (a)	870	19	Church & Dwight Co Inc	632		35
McDonald's Corp	6,326	393
			Steel - Producers (0.36%)
Yum! Brands Inc	3,042	96	AK Steel Holding Corp	3,899		36

		542	ArcelorMittal	1,282		32

Retail - Sporting Goods (0.03%)			Nucor Corp	2,734		126
Hibbett Sports Inc (a)	1,099	17	Schnitzer Steel Industries Inc	303		12

						206

Rubber - Tires (0.02%)
Goodyear Tire & Rubber Co/The (a)	1,736	10	Steel - Specialty (0.02%)
			Citic Pacific Ltd ADR	2,214		12
Savings & Loans - Thrifts (0.44%)
Astoria Financial Corp	540	9	Steel Pipe & Tube (0.01%)
Dime Community Bancshares	630	8	Northwest Pipe Co (a)	180		8
ESSA Bancorp Inc	440	6
			Telecommunication Equipment (0.18%)
Flushing Financial Corp	560	7	ADC Telecommunications Inc (a)	1,780		10
Hudson City Bancorp Inc	9,452	151	Comtech Telecommunications Corp (a)	604		28
New York Community Bancorp Inc	2,292	28	Harris Corp	1,732		66
OceanFirst Financial Corp	197	3	Nortel Networks Corp (a)	824		-

Provident Financial Services Inc	810	12				104

United Financial Bancorp Inc	580	9
Washington Federal Inc	540	8	Telecommunication Equipment - Fiber Optics (0.01%)
WSFS Financial Corp	200	10	Harmonic Inc (a)	1,040		6

		251

			Telecommunication Services (0.32%)
Schools (0.19%)			Consolidated Communications Holdings Inc	1,220		15
Apollo Group Inc (a)	1,006	77	Embarq Corp	3,570		128
DeVry Inc	280	16	MasTec Inc (a)	700		8
Grand Canyon Education Inc (a)	780	15	NTELOS Holdings Corp	130		3

		108	Premiere Global Services Inc (a)	2,950		26

Seismic Data Collection (0.01%)						180

Dawson Geophysical Co (a)	272	5

See accompanying notes

146

Schedule of Investments
Balanced Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Telephone - Integrated (2.14%)			Transport - Rail (0.90%)
Alaska Communications Systems Group Inc	355 $	3	Burlington Northern Santa Fe Corp	1,689 $	128
AT&T Inc	17,424	497	CSX Corp	3,149	102
CenturyTel Inc	938	26	MTR Corp ADR	1,229	28
Deutsche Telekom AG ADR	2,300	35	Norfolk Southern Corp	2,553	120
France Telecom SA ADR	1,351	38	Union Pacific Corp	2,779	133

Frontier Communications Corp	6,933	61			511

KONINKLIJKE KPN NV ADR	3,943	58	Transport - Services (0.12%)
Nippon Telegraph & Telephone Corp ADR	2,736	74	HUB Group Inc (a)	670	18
Telefonica SA ADR	1,185	80	Pacer International Inc	1,100	11
Verizon Communications Inc	7,251	246	United Parcel Service Inc	748	41

Windstream Corp	10,704	98			70

		1,216

			Vitamins & Nutrition Products (0.05%)
Textile - Apparel (0.01%)			Herbalife Ltd	721	16
Perry Ellis International Inc (a)	830	5	NBTY Inc (a)	927	14

Therapeutics (0.04%)					30

Allos Therapeutics Inc (a)	810	5	Web Portals (0.34%)
BioMarin Pharmaceutical Inc (a)	740	13	Google Inc (a)	576	177
Vivus Inc (a)	1,270	7	Sohu.com Inc (a)	369	18

		25			195

Tobacco (1.45%)			Wire & Cable Products (0.03%)
Alliance One International Inc (a)	1,540	5	Belden Inc	924	19
Altria Group Inc	14,054	212
British American Tobacco PLC ADR	1,174	62	Wireless Equipment (0.42%)
Imperial Tobacco Group PLC ADR	1,020	55	American Tower Corp (a)	2,176	64
Lorillard Inc	417	23	Qualcomm Inc	4,953	177

Philip Morris International Inc	8,834	384			241

Reynolds American Inc	2,022	82	Wound, Burn & Skin Care (0.01%)

		823	Obagi Medical Products Inc (a)	660	5

Tools - Hand Held (0.24%)			X-Ray Equipment (0.02%)
Makita Corp ADR	1,567	35	Hologic Inc (a)	860	11

Snap-On Inc	2,556	100

			TOTAL COMMON STOCKS	$ 35,792

		135

				Principal
Toys (0.49%)				Amount	Value
Hasbro Inc	4,968	145		(000's)	(000's)

Jakks Pacific Inc (a)	1,394	28	BONDS (27.45%)
Marvel Entertainment Inc (a)	580	18	Aerospace & Defense Equipment (0.11%)
Nintendo Co Ltd ADR	1,778	85	DRS Technologies Inc

		276	6.63%, 2/ 1/2016	$ 15	15

Transactional Software (0.02%)			GenCorp Inc
Solera Holdings Inc (a)	500	12	9.50%, 8/15/2013	60	48

					63

Transport - Marine (0.04%)			Airlines (0.21%)
Eagle Bulk Shipping Inc	400	3	American Airlines Inc
TBS International Ltd (a)	700	7	7.25%, 2/ 5/2009	35	35
Tidewater Inc	332	13	Continental Airlines Inc

		23	5.98%, 4/19/2022 (b)	30	20

See accompanying notes

147

Schedule of Investments
Balanced Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			BONDS (continued)
Airlines (continued)			Asset Backed Securities (continued)
Delta Air Lines Inc			MSDWCC Heloc Trust
7.11%, 9/18/2011 (c)	$ 50 $	37	0.66%, 7/25/2017 (e)	$ 24 $	16

7.57%, 12/30/2049	10	8			2,004

Southwest Airlines Co 2007-1 Pass Through			Auto - Car & Light Trucks (0.13%)
Trust
6.15%, 8/ 1/2022 (d)	24	19	Daimler Finance North America LLC

		119	2.43%, 3/13/2009 (e)(g)	75	72

			General Motors Corp
Apparel Manufacturers (0.01%)			8.38%, 7/15/2033	10	2

Rafaella Apparel Group Inc					74

11.25%, 6/15/2011	15	5
			Auto/Truck Parts & Equipment - Original (0.02%)
Appliances (0.04%)			Tenneco Inc
Whirlpool Corp			10.25%, 7/15/2013	21	13
2.50%, 6/15/2009 (e)	25	24
			Automobile Sequential (0.39%)
Asset Backed Securities (3.53%)			Capital Auto Receivables Asset Trust
Ameriquest Mortgage Securities Inc			1.57%, 6/15/2010 (e)(g)	50	50
0.77%, 3/25/2035 (e)	13	11	5.52%, 3/15/2011 (e)	60	51
Argent Securities Inc			Ford Credit Auto Owner Trust
0.62%, 7/25/2036 (e)	300	162	5.30%, 6/15/2012	60	50
Carrington Mortgage Loan Trust			5.60%, 10/15/2012	20	15
0.75%, 12/25/2035 (e)	275	229	WFS Financial Owner Trust
Citigroup Mortgage Loan Trust Inc			4.50%, 5/17/2013	55	53

0.62%, 3/25/2037 (e)	150	105			219

Countrywide Asset-Backed Certificates			Beverages - Wine & Spirits (0.08%)
1.54%, 1/25/2034 (e)	166	99
			Constellation Brands Inc
0.76%, 2/25/2036 (e)	108	99	8.38%, 12/15/2014	40	38
0.72%, 3/25/2036 (e)	183	145	7.25%, 5/15/2017	10	9

0.64%, 6/25/2037 (e)	150	67			47

Countrywide Home Equity Loan Trust
1.40%, 5/15/2036 (e)	94	16	Building - Residential & Commercial (0.08%)
First Franklin Mortgage Loan Asset Backed			DR Horton Inc
Certificates			8.00%, 2/ 1/2009	35	35
0.74%, 9/25/2035 (e)	88	84	6.00%, 4/15/2011	5	4
0.71%, 11/25/2035 (e)	302	279	M/I Homes Inc
First Horizon Asset Backed Trust			6.88%, 4/ 1/2012	10	5

0.60%, 10/25/2026 (e)	143	85			44

First-Citizens Home Equity Loan LLC			Building & Construction Products -
1.41%, 9/15/2022 (e)(f)	48	37	Miscellaneous (0.00%)
Great America Leasing Receivables			Ply Gem Industries Inc
5.39%, 9/15/2011 (f)	30	30	11.75%, 6/15/2013	5	3
JP Morgan Mortgage Acquisition Corp
0.64%, 4/25/2036 (e)	200	134	Building Products - Cement & Aggregate (0.14%)
5.45%, 11/25/2036	120	98	CRH America Inc
0.62%, 3/25/2037 (e)	75	46	6.40%, 10/15/2033	10	6
Long Beach Mortgage Loan Trust			Martin Marietta Materials Inc
1.00%, 6/25/2034 (e)	30	18	3.62%, 4/30/2010 (e)	90	76

0.58%, 10/25/2036 (e)	275	179			82

0.64%, 12/25/2036 (e)	175	40	Building Products - Wood (0.36%)
Marriott Vacation Club Owner Trust			Masco Corp
5.52%, 5/20/2029 (e)(f)	32	25	2.40%, 3/12/2010 (e)	265	207

See accompanying notes		148

Schedule of Investments
Balanced Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			BONDS (continued)
Cable TV (0.63%)			Chemicals - Specialty (0.02%)
British Sky Broadcasting Group PLC			Nalco Co
6.88%, 2/23/2009 (g)	$ 100 $	100	7.75%, 11/15/2011	$ 10 $		10
9.50%, 11/15/2018 (f)	45	46
CCH II LLC / CCH II Capital Corp			Coatings & Paint (0.03%)
10.25%, 10/ 1/2013 (f)	21	7	Valspar Corp
Charter Communications Operating LLC /			5.63%, 5/ 1/2012	20		18
Charter Communications Operating Capital
8.38%, 4/30/2014 (f)	20	15	Commercial Banks (0.09%)
10.88%, 9/15/2014 (f)	10	8	Commonwealth Bank of Australia
COX Communications Inc			6.02%, 3/15/2036 (f)	40		23
6.75%, 3/15/2011	50	49	Woori Bank
CSC Holdings Inc/United States			6.13%, 5/ 3/2016 (e)(f)	40		29

8.13%, 7/15/2009	25	25				52

7.88%, 2/15/2018	10	8	Commercial Services (0.06%)
DirecTV Holdings LLC/DirecTV Financing Co			ARAMARK Corp
8.38%, 3/15/2013	45	45	8.50%, 2/ 1/2015	10		9
Echostar DBS Corp			Iron Mountain Inc
6.63%, 10/ 1/2014	50	42	8.63%, 4/ 1/2013	20		19
Kabel Deutschland GmbH			8.00%, 6/15/2020	10		8

10.63%, 7/ 1/2014	15	13				36

		358

			Computer Services (0.02%)
Casino Hotels (0.11%)			Sungard Data Systems Inc
Harrah's Operating Co Inc			9.13%, 8/15/2013	10		9
5.50%, 7/ 1/2010	65	41
10.75%, 2/ 1/2016 (f)	12	4	Computers - Integrated Systems (0.04%)
10.00%, 12/15/2018 (f)	2	1	NCR Corp
MGM Mirage			7.13%, 6/15/2009 (g)	20		20
8.50%, 9/15/2010	10	8
Wynn Las Vegas LLC / Wynn Las Vegas			Computers - Memory Devices (0.01%)
Capital Corp			Seagate Technology HDD Holdings
6.63%, 12/ 1/2014	11	8	6.80%, 10/ 1/2016	10		5

		62

			Containers - Paper & Plastic (0.02%)
Cellular Telecommunications (0.45%)
			Graphic Packaging International Inc
America Movil SA de CV			8.50%, 8/15/2011	10		8
5.50%, 3/ 1/2014	5	5
			Jefferson Smurfit Corp US
Cricket Communications Inc			8.25%, 10/ 1/2012 (a)	20		4

9.38%, 11/ 1/2014	20	18
						12

iPCS Inc
5.32%, 5/ 1/2013 (e)	5	4	Credit Card Asset Backed Securities (0.23%)
MetroPCS Wireless Inc			American Express Credit Account Master Trust
9.25%, 11/ 1/2014	5	4	1.42%, 8/15/2011 (e)(f)(g)	30		30
Nextel Communications Inc			Citibank Credit Card Master Trust I
7.38%, 8/ 1/2015	55	23	2.48%, 3/10/2011 (e)(g)	100		98

Rogers Wireless Inc						128

8.00%, 12/15/2012	35	33
			Data Processing & Management (0.02%)
6.38%, 3/ 1/2014	70	67
			First Data Corp
Vodafone Group PLC			9.88%, 9/24/2015	20		12
2.34%, 6/15/2011 (e)	45	39

2.46%, 2/27/2012 (e)	75	63	Dialysis Centers (0.03%)

		256	DaVita Inc

			6.63%, 3/15/2013	20		19

See accompanying notes		149

Schedule of Investments
Balanced Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			BONDS (continued)
Diversified Banking Institutions (0.37%)			Electric - Integrated (continued)
Bank of America Corp			Texas Competitive Electric Holdings Co LLC
8.13%, 12/29/2049 (e)	$ 85 $	64	10.50%, 11/ 1/2015 (e)(f)	$ 45 $		32
Citigroup Inc			TransAlta Corp
8.40%, 4/29/2049	58	38	6.65%, 5/15/2018	75		67
JP Morgan Chase & Co			Union Electric Co
7.90%, 4/29/2049 (e)	130	108	4.65%, 10/ 1/2013	35		32

		210	Virginia Electric and Power Co

			8.88%, 11/15/2038	15		19

Diversified Financial Services (0.24%)
						469

Capmark Financial Group Inc
3.04%, 5/10/2010 (e)	75	39	Electronic Components - Miscellaneous (0.05%)
Citigroup Capital XXI			Flextronics International Ltd
8.30%, 12/21/2057	63	48	6.50%, 5/15/2013	10		8
General Electric Capital Corp			NXP BV/NXP Funding LLC
6.38%, 11/15/2067 (e)	75	47	7.50%, 10/15/2013 (e)	65		22

		134				30

Diversified Operations (0.04%)			Electronic Measurement Instruments (0.08%)
Susser Holdings LLC & Susser Finance Corp			Agilent Technologies Inc
10.63%, 12/15/2013	25	22	6.50%, 11/ 1/2017	70		48

Electric - Generation (0.39%)			Electronics - Military (0.10%)
Edison Mission Energy			L-3 Communications Corp
7.00%, 5/15/2017	5	5	5.88%, 1/15/2015	65		59
Elwood Energy LLC
8.16%, 7/ 5/2026	29	20	Finance - Auto Loans (0.08%)
Indiantown Cogeneration LP			Ford Motor Credit Co LLC
9.26%, 12/15/2010	31	28	6.32%, 1/15/2010 (e)	20		16
Korea East-West Power Co Ltd			GMAC LLC
4.88%, 4/21/2011 (f)	20	19	6.00%, 12/15/2011	15		12
Midwest Generation LLC			6.63%, 5/15/2012	20		15

8.56%, 1/ 2/2016	8	8				43

System Energy Resources Inc
6.20%, 10/ 1/2012	100	91	Finance - Commercial (0.31%)
			CIT Group Inc
Tenaska Gateway Partners Ltd			3.76%, 4/27/2011 (e)	100		85
6.05%, 12/30/2023 (f)	38	31
			Textron Financial Corp
Tenaska Virginia Partners LP			2.29%, 2/25/2011 (e)	100		87
6.12%, 3/30/2024 (f)	27	21

		223	6.00%, 2/15/2067 (e)(f)	30		6

						178

Electric - Integrated (0.83%)
Arizona Public Service Co			Finance - Consumer Loans (0.48%)
5.80%, 6/30/2014	45	37	HSBC Finance Corp
6.25%, 8/ 1/2016	30	24	2.43%, 11/16/2009 (e)(g)	75		71
Baltimore Gas & Electric Co			4.13%, 11/16/2009	75		75
5.90%, 10/ 1/2016	25	23	7.00%, 5/15/2012	65		65
Duke Energy Carolinas LLC			SLM Corp
7.00%, 11/15/2018	25	29	3.70%, 7/26/2010 (e)	75		64

Enel Finance International SA						275

6.25%, 9/15/2017 (f)	100	84	Finance - Credit Card (0.22%)
NorthWestern Corp			Capital One Bank USA NA
5.88%, 11/ 1/2014	65	60	5.00%, 6/15/2009	75		74
TECO Energy Inc			6.50%, 6/13/2013	60		53

5.19%, 5/ 1/2010 (e)	65	62				127

See accompanying notes

150

Schedule of Investments
Balanced Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			BONDS (continued)
Finance - Investment Banker & Broker (0.33%)			Home Equity - Other (continued)
Bear Stearns Cos LLC/The			Wells Fargo Home Equity Trust
5.30%, 10/30/2015	$ 15 $	15	0.97%, 4/25/2034 (e)	$ 45 $		25
JP Morgan Chase Capital XXII			0.76%, 10/25/2035 (e)(f)	102		77

6.45%, 2/ 2/2037	20	16				675

Merrill Lynch & Co Inc
2.96%, 2/ 6/2009 (e)(g)	160	159	Home Equity - Sequential (0.12%)

		190	Countrywide Asset-Backed Certificates

			5.39%, 4/25/2036	73		36
Finance - Leasing Company (0.11%)			5.51%, 8/25/2036	64		32

International Lease Finance Corp						68

5.63%, 9/20/2013	44	29
5.65%, 6/ 1/2014	50	33	Independent Power Producer (0.04%)

		62	NRG Energy Inc

			7.25%, 2/ 1/2014	25		23
Financial Guarantee Insurance (0.03%)
MGIC Investment Corp			Investment Companies (0.08%)
5.63%, 9/15/2011	20	15	Xstrata Finance Dubai Ltd
			2.59%, 11/13/2009 (e)(f)	50		44
Food - Miscellaneous/Diversified (0.08%)
Corn Products International Inc			Investment Management & Advisory Services (0.09%)
8.45%, 8/15/2009	45	45	Ameriprise Financial Inc
			7.52%, 6/ 1/2066 (e)	90		49
Food - Retail (0.02%)
Ingles Markets Inc			Life & Health Insurance (0.12%)
8.88%, 12/ 1/2011	10	9	Lincoln National Corp
			5.65%, 8/27/2012	20		16
Forestry (0.17%)			6.05%, 4/20/2067 (e)	25		10
Weyerhaeuser Co			StanCorp Financial Group Inc
7.50%, 3/ 1/2013	100	97	6.88%, 10/ 1/2012	25		23
			Unum Group
Gas - Distribution (0.12%)			5.86%, 5/15/2009	20		19

National Fuel Gas Co						68

5.25%, 3/ 1/2013	30	29
Sempra Energy			Medical - HMO (0.48%)
4.75%, 5/15/2009 (g)	40	39	Coventry Health Care Inc

		68	5.88%, 1/15/2012	90		66

			6.30%, 8/15/2014	65		40
Home Equity - Other (1.19%)			5.95%, 3/15/2017	25		13
Bear Stearns Asset Backed Securities Trust
0.63%, 8/25/2036 (e)	200	101	Health Net Inc
			6.38%, 6/ 1/2017	40		16
Countrywide Asset-Backed Certificates
6.09%, 6/25/2021 (e)	75	32	Humana Inc
			7.20%, 6/15/2018	70		56
GMAC Mortgage Corp Loan Trust
5.75%, 10/25/2036	90	62	UnitedHealth Group Inc
			5.50%, 11/15/2012	45		41
5.81%, 10/25/2036	35	12	4.88%, 2/15/2013	15		14
GSAA Trust

0.61%, 4/25/2047 (e)	132	52	6.88%, 2/15/2038	30		26

Option One Mortgage Loan Trust						272

1.52%, 5/25/2034 (e)	79	60	Medical - Hospitals (0.13%)
0.57%, 7/25/2036 (e)	186	164	Community Health Systems Inc
Specialty Underwriting & Residential Finance			8.88%, 7/15/2015	20		18
0.98%, 2/25/2035 (e)	48	25	HCA Inc
0.70%, 3/25/2036 (e)	12	11	9.25%, 11/15/2016	60		55

WAMU Asset-Backed Certificates						73

0.64%, 5/25/2037 (e)	85	54

See accompanying notes		151

Schedule of Investments
Balanced Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			BONDS (continued)
Medical - Outpatient & Home Medical Care (0.03%)			Mortgage Backed Securities (continued)
Select Medical Corp			Bella Vista Mortgage Trust
7.63%, 2/ 1/2015	$ 30 $	16	0.76%, 5/20/2045 (e)	$ 101 $		48
			Chase Mortgage Finance Corp
Medical - Wholesale Drug Distribution (0.07%)			5.43%, 3/25/2037 (e)	103		65
AmerisourceBergen Corp			Citigroup/Deutsche Bank Commercial
5.63%, 9/15/2012	40	37	Mortgage Trust
			0.42%, 10/15/2048 (e)	2,384		34
Medical Instruments (0.06%)			0.34%, 12/11/2049 (e)	1,748		19
Boston Scientific Corp			Commercial Mortgage Pass Through Certificates
4.25%, 1/12/2011	35	32	4.05%, 10/15/2037	181		176
			5.03%, 5/10/2043 (e)	25		7
Medical Laboratory & Testing Service (0.02%)			0.07%, 12/10/2046 (e)(f)	1,456		9
Quest Diagnostics Inc			5.25%, 12/10/2046	70		57
6.40%, 7/ 1/2017	10	9
			5.82%, 12/10/2049 (e)	100		18
Medical Products (0.16%)			Countrywide Alternative Loan Trust
Angiotech Pharmaceuticals Inc			3.79%, 7/20/2035 (e)	39		12
5.95%, 12/ 1/2013 (e)	65	31	Countrywide Asset-Backed Certificates
Biomet Inc			0.87%, 4/25/2036 (e)	200		7
10.00%, 10/15/2017	10	10	Countrywide Home Loan Mortgage Pass
			Through Trust
Hospira Inc			4.59%, 12/19/2033 (e)	225		172
1.95%, 3/30/2010 (e)(g)	50	49

			0.77%, 4/25/2046 (e)	167		46
		90

			Credit Suisse Mortgage Capital Certificates
Metal - Diversified (0.04%)			5.83%, 6/15/2038 (e)	60		48
Falconbridge Ltd			0.57%, 9/15/2039 (f)	1,398		26
5.38%, 6/ 1/2015	15	9	5.47%, 9/15/2039	130		96
Xstrata Canada Corp			0.09%, 12/15/2039	478		4
7.25%, 7/15/2012	15	12	0.67%, 12/15/2039 (e)	1,699		37

		21	CS First Boston Mortgage Securities Corp

Money Center Banks (0.23%)			1.09%, 3/15/2036 (e)(f)	399		5
Comerica Capital Trust II			0.23%, 5/15/2036 (e)(f)	588		4
6.58%, 2/20/2037	45	18	0.49%, 7/15/2036 (e)(f)	594		8
Rabobank Capital Funding Trust			4.95%, 7/15/2037	120		32
5.25%, 12/29/2049 (e)(f)	50	28	0.18%, 11/15/2037 (e)(f)	1,295		15
Unicredit Luxembourg Finance SA			7.79%, 9/15/2041 (e)	30		29
6.00%, 10/31/2017 (f)	100	83	Fannie Mae

		129	6.50%, 2/25/2047	30		32

Mortgage Backed Securities (8.35%)			First Union National Bank Commercial
Banc of America Alternative Loan Trust			Mortgage
0.87%, 6/25/2036 (e)	106	54	8.09%, 5/17/2032	45		45
Banc of America Commercial Mortgage Inc			Freddie Mac
4.97%, 7/10/2043	40	10	5.50%, 9/15/2031 (e)	100		102
5.33%, 9/10/2045	100	87	GE Capital Commercial Mortgage Corp
			0.20%, 5/10/2014	2,818		21
5.68%, 7/10/2046 (e)	75	37
			5.61%, 4/10/2017 (e)	135		62
Banc of America Funding Corp
0.79%, 7/20/2036 (e)	202	34	5.33%, 11/10/2045 (e)	60		15
Bear Stearns Alt-A Trust			Ginnie Mae
0.63%, 11/25/2036 (e)	125	46	4.51%, 10/16/2028 (e)	47		47
0.64%, 4/25/2037 (e)	100	28	1.07%, 2/16/2047 (e)	542		30
Bear Stearns Commercial Mortgage Securities			0.82%, 3/16/2047 (e)	484		29
0.47%, 5/11/2039 (e)(f)	407	4	Greenpoint Mortgage Funding Trust
5.47%, 6/11/2041	130	117	0.74%, 6/25/2045 (e)	119		35

See accompanying notes

152

Schedule of Investments
Balanced Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			BONDS (continued)
Mortgage Backed Securities (continued)			Mortgage Backed Securities (continued)
Greenpoint Mortgage Funding Trust (continued)			LB-UBS Commercial Mortgage Trust
0.78%, 10/25/2045 (e)	$ 130 $	58	(continued)
Greenwich Capital Commercial Funding Corp			6.15%, 4/15/2041 (e)	$ 45 $	12
0.23%, 6/10/2036 (e)(f)	3,933	25	5.87%, 9/15/2045 (e)	100	71
5.91%, 7/10/2038 (e)	70	36	Merrill Lynch Alternative Note Asset Trust
0.32%, 3/10/2039 (e)(f)	1,282	15	0.68%, 4/25/2037 (e)	150	27
GS Mortgage Securities Corp II			Merrill Lynch Mortgage Trust
0.67%, 11/10/2039 (f)	995	23	5.78%, 8/12/2016	90	46
5.80%, 8/10/2045 (e)	65	30	5.61%, 5/12/2039 (e)	85	73
Impac CMB Trust			0.42%, 2/12/2042 (e)	1,087	10
0.78%, 4/25/2035 (e)	20	6	Merrill Lynch/Countrywide Commercial
Impac Secured Assets CMN Owner Trust			Mortgage Trust
0.75%, 3/25/2036 (e)	300	138	5.46%, 7/12/2046 (e)	55	27
Indymac Index Mortgage Loan Trust			0.54%, 8/12/2048 (e)	992	20
0.65%, 1/25/2037 (e)	160	33	0.12%, 12/12/2049 (e)(f)	721	5
0.71%, 6/25/2037 (e)	132	62	5.75%, 6/12/2050 (e)	100	18
JP Morgan Chase Commercial Mortgage			Morgan Stanley Capital I
Securities Corp			0.95%, 1/13/2041 (e)(f)	338	7
0.45%, 10/12/2035 (e)(f)	472	11	0.06%, 12/15/2043 (e)(f)	1,033	7
5.02%, 1/12/2037	15	6	5.63%, 4/12/2049 (e)	70	53
5.12%, 9/12/2037 (e)	25	6	5.81%, 4/12/2049	60	11
1.11%, 1/12/2039 (e)(f)	553	9	Sequoia Mortgage Trust
5.45%, 6/12/2041 (e)	75	31	3.38%, 2/20/2034 (e)	68	44
0.24%, 1/15/2042 (e)(f)	1,360	13	Structured Adjustable Rate Mortgage Loan Trust
5.59%, 5/12/2045 (e)	55	27	5.25%, 12/25/2035	43	24
5.44%, 5/15/2045 (e)	100	49	5.25%, 2/25/2036 (e)	55	40
5.30%, 5/15/2047 (e)	105	85	Structured Asset Securities Corp
5.82%, 6/15/2049 (e)	60	28	5.50%, 6/25/2036 (e)	100	33
6.20%, 2/12/2051 (f)	55	10	Thornburg Mortgage Securities Trust
			0.61%, 1/25/2036 (e)(g)	156	156
5.88%, 2/15/2051	230	164	Wachovia Bank Commercial Mortgage Trust
JP Morgan Mortgage Trust			0.30%, 11/15/2035 (f)	1,316	9
5.30%, 7/25/2035	39	31	0.42%, 10/15/2041 (e)(f)	2,387	20
4.95%, 11/25/2035 (e)	125	84	0.25%, 3/15/2042 (e)(f)	3,482	22
5.24%, 4/25/2036 (e)	6	6	5.25%, 12/15/2043	65	49
5.82%, 6/25/2036 (e)	35	13	5.48%, 12/15/2043	20	3
5.96%, 6/25/2036 (e)	23	18	5.60%, 12/15/2043	50	7
5.95%, 8/25/2036 (e)	170	87	4.52%, 5/15/2044	65	59
5.56%, 10/25/2036 (e)	180	80	5.80%, 7/15/2045	100	50
5.69%, 4/25/2037 (e)	55	31	WAMU Commercial Mortgage Securities Trust
LB-UBS Commercial Mortgage Trust			3.83%, 1/25/2035 (f)	27	26
4.44%, 12/15/2029 (e)	100	94	WaMu Mortgage Pass Through Certificates
5.74%, 6/15/2032	58	56	3.79%, 6/25/2034 (e)	85	82
0.74%, 3/15/2034 (e)(f)	462	1	4.68%, 5/25/2035 (e)	40	28
0.69%, 3/15/2036 (e)(f)	431	7	1.86%, 7/25/2044 (e)	21	17
0.84%, 3/15/2036 (e)(f)	276	5	1.00%, 1/25/2045 (e)	75	16
0.65%, 8/15/2036 (e)(f)	575	5	0.85%, 11/25/2045 (e)	87	78
5.41%, 9/15/2039 (e)	25	12	0.69%, 8/25/2046 (e)	242	155
5.46%, 2/15/2040 (e)	245	112	Washington Mutual Alternative Mortgage
5.48%, 2/15/2040	210	55	Pass-Through Certificates
5.56%, 2/15/2040 (e)	105	27	0.75%, 6/25/2046 (e)	164	27

6.24%, 7/17/2040 (e)	60	11			4,741

See accompanying notes

153

Schedule of Investments
Balanced Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount		Value
	(000's)	(000's)		(000's)		(000's)

BONDS (continued)			BONDS (continued)
Multi-Line Insurance (0.46%)			Oil Company - Exploration & Production
Allstate Corp/The			(continued)
6.13%, 5/15/2037 (e)	$ 50 $	29	Nexen Inc
CNA Financial Corp			5.05%, 11/20/2013	$ 10 $			9
6.00%, 8/15/2011	40	33	6.40%, 5/15/2037		30		23
Genworth Financial Inc			PetroHawk Energy Corp
6.15%, 11/15/2066 (e)	45	4	9.13%, 7/15/2013		20		16
ING Groep NV			7.88%, 6/ 1/2015 (f)		5		4
5.78%, 12/ 8/2035	75	32	Petroleum Development Corp
Metropolitan Life Global Funding I			12.00%, 2/15/2018		10		6
2.02%, 3/17/2009 (e)(f)(g)	160	158	Pioneer Natural Resources Co
XL Capital Ltd			6.65%, 3/15/2017		25		18
6.50%, 12/31/2049 (e)	30	7	Plains Exploration & Production Co

		263	7.75%, 6/15/2015		20		15

			Southwestern Energy Co
Multimedia (0.05%)			7.50%, 2/ 1/2018 (f)		20		18
Viacom Inc			Swift Energy Co
5.75%, 4/30/2011	30	27	7.13%, 6/ 1/2017		25		14

							350

Music (0.02%)
WMG Acquisition Corp			Oil Company - Integrated (0.12%)
7.38%, 4/15/2014	15	9	Petrobras International Finance Co
WMG Holdings Corp			8.38%, 12/10/2018		40		43
9.50%, 12/15/2014 (a)(e)	10	3	Petronas Capital Ltd

		12	7.88%, 5/22/2022 (f)		20		23

							66

Mutual Insurance (0.04%)
Liberty Mutual Group Inc			Oil Refining & Marketing (0.18%)
7.00%, 3/15/2037 (e)(f)	35	17	Premcor Refining Group Inc/The
10.75%, 6/15/2058 (e)(f)	15	8	6.75%, 2/ 1/2011		70		71

		25	Tesoro Corp

			6.63%, 11/ 1/2015		10		6
Non-Hazardous Waste Disposal (0.06%)			Valero Energy Corp
Allied Waste North America Inc			6.63%, 6/15/2037		35		26

5.75%, 2/15/2011	25	23					103

7.88%, 4/15/2013	10	10

		33	Paper & Related Products (0.01%)

			Cascades Inc
Office Automation & Equipment (0.03%)			7.25%, 2/15/2013		5		3
Xerox Corp			Catalyst Paper Corp
6.40%, 3/15/2016	25	20	8.63%, 6/15/2011		5		2

							5

Office Furnishings - Original (0.03%)
Steelcase Inc			Pharmacy Services (0.13%)
6.50%, 8/15/2011	20	19	Medco Health Solutions Inc
			7.25%, 8/15/2013		35		34
Oil Company - Exploration & Production (0.62%)			7.13%, 3/15/2018		30		28
Canadian Natural Resources Ltd			Omnicare Inc
5.15%, 2/ 1/2013	80	74	6.88%, 12/15/2015		15		12

Canadian Oil Sands Ltd							74

4.80%, 8/10/2009 (f)	100	99
Chesapeake Energy Corp			Physician Practice Management (0.01%)
7.63%, 7/15/2013	25	22	US Oncology Inc
7.25%, 12/15/2018	10	8	10.75%, 8/15/2014		10		8
Marathon Oil Canada Corp
8.38%, 5/ 1/2012	25	24

See accompanying notes

154

Schedule of Investments
Balanced Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			BONDS (continued)
Pipelines (0.20%)			Reinsurance (0.14%)
Atlas Pipeline Partners LP			Endurance Specialty Holdings Ltd
8.75%, 6/15/2018 (f)	$ 10 $	7	7.00%, 7/15/2034	$ 50 $		33
CenterPoint Energy Resources Corp			PartnerRe Finance II
6.63%, 11/ 1/2037	10	7	6.44%, 12/ 1/2066 (e)	25		10
Copano Energy LLC / Copano Energy Finance			Platinum Underwriters Finance Inc
Corp			7.50%, 6/ 1/2017	60		39

8.13%, 3/ 1/2016	21	15				82

7.75%, 6/ 1/2018 (f)	5	3
Enbridge Energy Partners LP			REITS - Apartments (0.06%)
4.00%, 1/15/2009 (g)	20	20	UDR Inc
MarkWest Energy Partners LP / MarkWest			6.50%, 6/15/2009	35		34
Energy Finance Corp
8.75%, 4/15/2018	20	12	REITS - Healthcare (0.09%)
TEPPCO Partners LP			HCP Inc
7.63%, 2/15/2012	35	34	5.65%, 12/15/2013	55		33
Transportadora de Gas del Sur SA			6.00%, 1/30/2017	15		7
7.88%, 5/14/2017 (f)	24	13	Nationwide Health Properties Inc

		111	6.50%, 7/15/2011	15		14

						54

Property & Casualty Insurance (0.11%)
QBE Insurance Group Ltd			REITS - Hotels (0.09%)
9.75%, 3/14/2014 (b)(f)	24	19	Hospitality Properties Trust
Travelers Cos Inc/The			6.30%, 6/15/2016	50		23
6.25%, 3/15/2067 (e)	30	20	6.70%, 1/15/2018	65		30

WR Berkley Corp						53

6.25%, 2/15/2037	30	25	REITS - Mortgage (0.12%)

		64	iStar Financial Inc

Real Estate Operator & Developer (0.08%)			2.34%, 9/15/2009 (e)	50		29
Duke Realty LP			2.54%, 3/ 9/2010 (e)	50		23
5.63%, 8/15/2011	15	12	5.85%, 3/15/2017	60		18

Regency Centers LP						70

8.45%, 9/ 1/2010	20	18
5.88%, 6/15/2017	25	16	REITS - Office Property (0.10%)

			Brandywine Operating Partnership LP

		46	5.63%, 12/15/2010	27		23

Regional Banks (0.46%)			Highwoods Properties Inc
BAC Capital Trust XIII			5.85%, 3/15/2017	25		16
2.40%, 3/15/2043 (e)	75	23	HRPT Properties Trust
BAC Capital Trust XIV			2.52%, 3/16/2011 (e)	25		18

5.63%, 3/15/2043 (e)	45	18				57

Capital One Financial Corp
5.70%, 9/15/2011	30	28	REITS - Regional Malls (0.02%)
			Simon Property Group LP
Fleet Capital Trust II			4.60%, 6/15/2010	15		13
7.92%, 12/11/2026	80	70
PNC Financial Services Group Inc			REITS - Shopping Centers (0.06%)
8.25%, 5/29/2049 (e)	20	16	Developers Diversified Realty Corp
SunTrust Preferred Capital I			5.25%, 4/15/2011	60		32
5.85%, 12/31/2049 (e)	30	16
Wachovia Corp			REITS - Warehouse & Industrial (0.13%)
6.38%, 2/ 1/2009 (g)	10	10	Prologis
Wells Fargo Capital XIII			2.40%, 8/24/2009 (e)(g)	100		76
7.70%, 12/29/2049 (e)	100	83

		264

See accompanying notes

155

Schedule of Investments
Balanced Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			BONDS (continued)
Rental - Auto & Equipment (0.01%)			Telecommunication Equipment (0.00%)
H&E Equipment Services Inc			Nortel Networks Ltd
8.38%, 7/15/2016	$ 10 $	5	10.75%, 7/15/2016 (f)	$ 5 $		1

Retail - Restaurants (0.02%)			Telecommunication Services (0.18%)
Landry's Restaurants Inc			Fairpoint Communications Inc
9.50%, 12/15/2014	10	10	13.13%, 4/ 1/2018 (f)	10		5
			MasTec Inc
Rubber - Tires (0.02%)			7.63%, 2/ 1/2017	40		30
Goodyear Tire & Rubber Co/The			Maxcom Telecomunicaciones SAB de CV
6.32%, 12/ 1/2009 (e)	5	5	11.00%, 12/15/2014	5		4
8.63%, 12/ 1/2011	10	8	Qwest Corp

		13	7.88%, 9/ 1/2011	60		55

			Telcordia Technologies Inc
Satellite Telecommunications (0.08%)			8.50%, 7/15/2012 (e)(f)	10		5
Intelsat Bermuda Ltd
11.25%, 2/ 4/2017 (b)(e)(f)	20	14	West Corp
			9.50%, 10/15/2014	10		5

Intelsat Ltd

6.50%, 11/ 1/2013	10	6				104

Intelsat Subsidiary Holding Co Ltd			Telephone - Integrated (0.70%)
8.88%, 1/15/2015 (f)	25	23	Cincinnati Bell Inc
Telesat Canada/Telesat LLC			8.38%, 1/15/2014	25		19
11.00%, 11/ 1/2015 (f)	5	3	Deutsche Telekom International Finance BV

		46	1.68%, 3/23/2009 (e)(g)	75		74

			Koninklijke KPN NV
Sovereign (0.11%)			8.00%, 10/ 1/2010	20		20
Mexico Government International Bond
5.52%, 1/13/2009 (e)(g)	60	60	Level 3 Financing Inc
			9.25%, 11/ 1/2014	25		15

Special Purpose Entity (0.36%)			Sprint Nextel Corp
			1.87%, 6/28/2010 (e)	15		13
AES Red Oak LLC
8.54%, 11/30/2019	8	7	Telecom Italia Capital SA
			3.67%, 2/ 1/2011 (e)	25		20
Axcan Intermediate Holdings Inc
9.25%, 3/ 1/2015	15	13	5.11%, 7/18/2011 (e)	45		34
BAE Systems Holdings Inc			5.25%, 11/15/2013	70		53
6.40%, 12/15/2011 (f)	60	61	Telefonica Emisiones SAU
5.20%, 8/15/2015 (f)	65	60	5.86%, 2/ 4/2013 (d)	30		29
Capital One Capital IV			Telefonica Europe BV
6.75%, 2/17/2037	30	14	7.75%, 9/15/2010	105		107
Rainbow National Services LLC			Windstream Corp

10.38%, 9/ 1/2014 (f)	5	4	8.63%, 8/ 1/2016	15		13

Regency Energy Partners LP/Regency Energy						397

Finance Corp			Television (0.05%)
8.38%, 12/15/2013	33	23	Univision Communications Inc
Williams Cos Inc Credit Linked Certificate			7.85%, 7/15/2011	35		19
Trust/The
6.44%, 5/ 1/2009 (e)(f)(g)	20	20	Videotron Ltee

			9.13%, 4/15/2018 (f)	10		9

		202

						28

Steel - Producers (0.18%)
Ispat Inland ULC			Theaters (0.01%)
9.75%, 4/ 1/2014	105	90	AMC Entertainment Inc
			11.00%, 2/ 1/2016	5		3
Steel Dynamics Inc
7.75%, 4/15/2016 (f)	15	10

		100

See accompanying notes

156

Schedule of Investments
Balanced Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			U.S. GOVERNMENT & GOVERNMENT AGENCY
Tobacco (0.12%)			OBLIGATIONS (continued)
Reynolds American Inc			Federal National Mortgage Association (FNMA)
7.25%, 6/ 1/2013	$ 75 $	67	(continued)
			5.50%, 1/ 1/2039 (h)	$ 1,360 $	1,394
Transport - Rail (0.03%)			4.50%, 2/ 1/2039 (h)	40	40
Union Pacific Railroad Co 2003 Pass Through			5.00%, 2/ 1/2039 (h)	50	51
Trust			6.00%, 5/ 1/2009	1	1
4.70%, 1/ 2/2024	19	17	6.00%, 11/ 1/2009	2	2
			6.00%, 5/ 1/2010	2	2
Transport - Services (0.04%)			4.50%, 9/ 1/2010	73	73
FedEx Corp			4.50%, 1/ 1/2020	37	38
3.50%, 4/ 1/2009 (g)	25	25

			6.00%, 2/ 1/2025	114	118
TOTAL BONDS	$ 15,591		6.50%, 2/ 1/2032	35	37

U.S. GOVERNMENT & GOVERNMENT AGENCY			4.22%, 6/ 1/2034 (e)	27	27
OBLIGATIONS (17.32%)			4.32%, 7/ 1/2034 (e)	14	14
Federal Home Loan Mortgage Corporation
(FHLMC) (5.65%)			4.29%, 12/ 1/2034 (e)	40	41
4.50%, 1/ 1/2024 (h)	125	128	4.58%, 3/ 1/2035 (e)	47	47
5.00%, 1/ 1/2024 (h)	115	118	5.70%, 2/ 1/2036 (e)	32	32
5.50%, 1/ 1/2039 (h)	885	906	6.50%, 4/ 1/2036	35	36
6.00%, 1/ 1/2039 (h)	400	412	5.77%, 6/ 1/2036 (e)	15	16
6.50%, 1/ 1/2039 (h)	50	52	6.50%, 8/ 1/2036	57	60
6.50%, 6/ 1/2017	56	59	5.50%, 1/ 1/2037 (e)	41	42
5.50%, 12/ 1/2022	75	77	6.50%, 1/ 1/2037	138	144
7.00%, 12/ 1/2027	37	39	5.47%, 3/ 1/2037 (e)	51	53
6.00%, 1/ 1/2029	49	51	5.72%, 4/ 1/2037 (e)	92	94
7.50%, 8/ 1/2030	4	4	5.74%, 5/ 1/2037 (e)	73	74
8.00%, 12/ 1/2030	46	49	6.50%, 7/ 1/2037	20	21
7.50%, 1/ 1/2031	10	10	6.50%, 7/ 1/2037	21	22
6.50%, 5/ 1/2031	14	14	6.50%, 2/ 1/2038	24	25
6.50%, 6/ 1/2031	45	47	6.00%, 3/ 1/2038	44	45

6.50%, 11/ 1/2031	15	15			4,040

6.50%, 10/ 1/2035	70	73	Government National Mortgage Association
6.00%, 8/ 1/2036	37	38	(GNMA) (1.39%)
6.00%, 10/ 1/2036 (e)	83	86	5.00%, 1/ 1/2039 (h)	160	164
6.00%, 8/ 1/2037	185	191	5.50%, 1/ 1/2039 (h)	385	397
6.00%, 8/ 1/2037	171	177	6.00%, 1/ 1/2039 (h)	30	31
6.00%, 1/ 1/2038 (e)	32	33	6.00%, 1/15/2029	85	88
6.00%, 7/ 1/2038	128	132	7.00%, 5/15/2031	18	19
4.65%, 8/ 1/2035 (e)	31	32	6.00%, 6/15/2032	16	17
4.82%, 8/ 1/2035 (e)	122	123	6.00%, 9/20/2026	47	48
4.97%, 9/ 1/2035 (e)	81	81	7.00%, 2/20/2032	27	28

6.51%, 7/ 1/2036 (e)	66	67			792

6.49%, 10/ 1/2036 (e)	25	26	U.S. Treasury (3.16%)
6.51%, 1/ 1/2037 (e)	50	51	4.75%, 5/15/2014 (i)	200	235
6.27%, 4/ 1/2037 (e)	42	44	4.00%, 8/15/2018 (i)	280	323
5.69%, 6/ 1/2037 (e)	72	73	8.13%, 8/15/2019 (i)	175	259

		3,208	7.13%, 2/15/2023 (i)	225	326

Federal National Mortgage Association (FNMA) (7.12%)			6.00%, 2/15/2026 (i)	305	426
5.00%, 1/ 1/2024 (h)	245	251
5.00%, 1/ 1/2039 (h)	1,215	1,240

See accompanying notes		157

Schedule of Investments
Balanced Account
December 31, 2008

			Unrealized Appreciation (Depreciation)
	Principal		The net federal income tax unrealized appreciation (depreciation) and federal tax cost
	Amount	Value	of investments held by the account as of the period end were as follows:
	(000's)	(000's)

U.S. GOVERNMENT & GOVERNMENT AGENCY			Unrealized Appreciation	$ 2,095
OBLIGATIONS (continued)			Unrealized Depreciation	(18,363)

U.S. Treasury (continued)			Net Unrealized Appreciation (Depreciation)	(16,268)
6.25%, 5/15/2030	$ 150 $	226	Cost for federal income tax purposes	79,009

		1,795	All dollar amounts are shown in thousands (000's)

TOTAL U.S. GOVERNMENT & GOVERNMENT
AGENCY OBLIGATIONS		$ 9,835	Portfolio Summary (unaudited)

SHORT TERM INVESTMENTS (2.65%)			Sector	Percent

Commercial Paper (2.65%)			Mortgage Securities	22.50%
Investment in Joint Trade Account; HSBC			Consumer, Non-cyclical	17.73%
Funding			Financial	17.54%
0.05%, 1/ 2/2009	$ 753 $	753	Energy	8.61%
			Industrial	8.27%
Investment in Joint Trading Account;			Communications	8.18%
Prudential Funding			Consumer, Cyclical	6.23%
0.05%, 1/ 2/2009	753	753	Technology	6.08%

		1,506	Asset Backed Securities	5.45%
			Utilities	4.09%

TOTAL SHORT TERM INVESTMENTS		$ 1,506	Government	3.27%

			Basic Materials	2.25%
REPURCHASE AGREEMENTS (0.03%)			Exchange Traded Funds	0.21%
Finance - Mortgage Loan/Banker (0.03%)			Diversified	0.05%
Merrill Lynch Repurchase Agreement;			Liabilities in Excess of Other Assets, Net	(10.46%)

0.05% dated 12/31/2008 maturing			TOTAL NET ASSETS	100.00%

01/02/2009 (collateralized by US
Treasuries; $17,000; 0%-4.38%; dated			Other Assets Summary (unaudited)

03/29/09 - 02/15/3/38) (g)	$ 17 $	17	Asset Type	Percent

TOTAL REPURCHASE AGREEMENTS		$ 17	Futures	1.35%

Total Investments		$ 62,741
Liabilities in Excess of Other Assets, Net - (10.46)%		(5,942)

TOTAL NET ASSETS - 100.00%		$ 56,799

(a) Non-Income Producing Security
(b)	Market value is determined in accordance with procedures established in
	good faith by the Board of Directors. At the end of the period, the value
	of these securities totaled $53 or 0.09% of net assets.
(c) Security is Illiquid
(d)	Security purchased on a when-issued basis.
(e)	Variable Rate. Rate shown is in effect at December 31, 2008.
(f)	Security exempt from registration under Rule 144A of the Securities Act
	of 1933. These securities may be resold in transactions exempt from
	registration, normally to qualified institutional buyers. Unless otherwise
	indicated, these securities are not considered illiquid. At the end of the
	period, the value of these securities totaled $1,555 or 2.74% of net assets.
(g)	Security was purchased with the cash proceeds from securities loans.
(h)	Security was purchased in a "to-be-announced" ("TBA") transaction.
See Notes to Financial Statements.
(i)	Security or a portion of the security was on loan at the end of the period.

See accompanying notes		158

	Schedule of Investments
	Balanced Account
	December 31, 2008

	Futures Contracts

				Current		Unrealized
			Original	Market		Appreciation/
Type	Buy/Sell	Contracts	Value	Value		(Depreciation)

Russell 2000 Mini; March 2009	Buy	3	$ 141	$ 149		$ 8
US 10 Year Note; March 2009	Sell	3	378		377	1
US 5 Year Note; March 2009	Sell	2	238		238	-
All dollar amounts are shown in thousands (000's)

See accompanying notes

159

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (0.00%)			PREFERRED STOCKS (continued)
Independent Power Producer (0.00%)			Life & Health Insurance (0.15%)
Dynegy Inc (a)	71 $	-	Delphi Financial Group Inc 7.38%	3,400 $	41

TOTAL COMMON STOCKS	$ -		Delphi Financial Group Inc 8.00%	4,100	59

			Lincoln National Corp 6.75%	3,300	58
PREFERRED STOCKS (2.68%)
Cable TV (0.11%)			PLC Capital Trust IV	2,100	29
Comcast Corp 6.63%	8,200	169	PLC Capital Trust V	6,400	71
Comcast Corp 7.00%; Series B	8,437	185	Protective Life Corp	6,800	91

		354	Prudential Financial Inc	5,400	118

			Torchmark Capital Trust III	1,100	22

Commercial Banks (0.13%)					489

ASBC Capital I	3,800	76
Barclays Bank PLC 7.10%	6,150	84	Money Center Banks (0.10%)
BB&T Capital Trust V	6,000	150	Santander Finance Preferred SA Unipersonal
			6.50%	11,100	209
M&T Capital Trust IV	4,200	105	Santander Finance Preferred SA Unipersonal
National Bank of Greece SA	1,300	25	6.80%	5,100	97

		440	UBS Preferred Funding Trust IV	2,400	25

Diversified Banking Institutions (0.07%)					331

Citigroup Inc 8.13%	6,500	104	Multi-Line Insurance (0.14%)
Royal Bank of Scotland Group PLC 5.75%;			Aegon NV 6.375%	11,700	115
Series L	6,600	52	Allianz SE	9,700	189
Royal Bank of Scotland Group PLC 6.60%;			ING Groep NV 6.38%	1,000	11
Series S	8,100	71
Royal Bank of Scotland Group PLC 6.75%;			ING Groep NV 7.05%	8,500	108
Series Q	1,900	17	ING Groep NV 7.38%	3,400	43

		244			466

Diversified Financial Services (0.04%)			Multimedia (0.03%)
Citigroup Capital X	8,600	121	Viacom Inc	4,700	86
Harris Preferred Capital Corp	1,000	16

		137	Property & Casualty Insurance (0.13%)

			Arch Capital Group Ltd 7.88%	3,600	72
Electric - Integrated (0.38%)			Berkley W R Capital Trust	14,800	269
Alabama Power Co - Series 2007B	7,400	179	Markel Corp	4,500	100

FPL Group Capital Inc 7.45%	13,300	343			441

Georgia Power Co 5.90%	12,600	300
PPL Capital Funding Inc	8,000	193	Regional Banks (0.48%)
Xcel Energy Inc 7.60%	9,300	232	BAC Capital Trust II	800	17

		1,247	Bank One Capital VI	8,400	188

			Fleet Capital Trust VIII	11,800	227
Fiduciary Banks (0.08%)			KeyCorp Capital IX	8,200	124
BNY Capital V	11,400	254	PNC Capital Trust D	16,400	347
			SunTrust Capital IX	4,600	109
Finance - Consumer Loans (0.04%)
			USB Capital VI	13,900	269
HSBC Finance Corp 6.88%	6,600	136
			Wachovia Capital Trust IV	2,500	49
Finance - Investment Banker & Broker (0.12%)			Wachovia Capital Trust IX	3,400	65
JP Morgan Chase Capital XXVI	9,400	230	Wells Fargo Capital VII	6,000	125
Morgan Stanley Capital Trust IV	5,300	79	Wells Fargo Capital XIV	2,500	67

Morgan Stanley Capital Trust V	7,000	97			1,587

		406	Reinsurance (0.04%)

Investment Management & Advisory Services (0.06%)			PartnerRe Ltd 6.75%	2,600	50
Deutsche Bank Contingent Capital Trust II	13,000	194	RenaissanceRe Holdings Ltd - Series C	1,300	20

See accompanying notes

160

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2008

				Principal
	Shares	Value		Amount	Value
	Held	(000's)		(000's)	(000's)

PREFERRED STOCKS (continued)			BONDS (70.64%)
Reinsurance (continued)			Advertising Agencies (0.02%)
RenaissanceRe Holdings Ltd - Series D	4,900 $	81	Interpublic Group of Cos Inc

		151	6.25%, 11/15/2014	$ 165 $	73

REITS - Apartments (0.02%)			Aerospace & Defense Equipment (0.26%)
BRE Properties Inc - Series C	4,900	79	DRS Technologies Inc
			6.88%, 11/ 1/2013	515	513
REITS - Diversified (0.11%)			GenCorp Inc
Duke Realty Corp 6.60%	15,000	154	9.50%, 8/15/2013	423	338

PS Business Parks Inc Series H	5,900	99			851

PS Business Parks Inc Series I	2,000	31
Vornado Realty Trust - Series I	3,500	68	Agricultural Operations (0.21%)

			Cargill Inc
		352	5.20%, 1/22/2013 (b)	750	687

REITS - Office Property (0.02%)
HRPT Properties Trust - Series B	5,400	67	Airlines (0.43%)
			American Airlines Inc
REITS - Shopping Centers (0.09%)			7.25%, 2/ 5/2009	360	357
Kimco Realty Corp 7.75%	11,700	210	Continental Airlines Inc
Weingarten Realty Investors 6.50%	6,000	94	5.98%, 4/19/2022 (c)	320	214

		304	Delta Air Lines Inc

			7.11%, 9/18/2011 (d)	250	184
REITS - Single Tenant (0.06%)			7.92%, 5/18/2012	300	200
Realty Income Corp - Series D	10,500	185	Northwest Airlines Inc
			7.03%, 11/ 1/2019	415	247
REITS - Storage (0.01%)			Southwest Airlines Co 2007-1 Pass Through
Public Storage Inc 7.00%; Series N	1,200	23	Trust
			6.15%, 8/ 1/2022 (e)	285	224

REITS - Warehouse & Industrial (0.05%)					1,426

AMB Property Corp - Series O	5,000	84
			Apparel Manufacturers (0.02%)
AMB Property Corp - Series P	3,945	65
			Rafaella Apparel Group Inc
First Industrial Realty Trust Inc - Series J	1,800	18	11.25%, 6/15/2011	223	79

		167

Special Purpose Entity (0.13%)			Appliances (0.09%)
Corporate-Backed Trust Certificates - Series			Whirlpool Corp
BMY	2,000	43	2.50%, 6/15/2009 (f)	325	308
Deutsche Bank Capital Funding Trust VIII	2,832	48
Merrill Lynch Capital Trust I	6,200	98	Asset Backed Securities (4.00%)
			Ameriquest Mortgage Securities Inc
Merrill Lynch Capital Trust II	2,500	39	0.77%, 3/25/2035 (f)	72	61
PreferredPlus TR-CCR1 5.75%; Series GSG2	1,200	18	0.70%, 7/25/2035 (f)	44	42
PreferredPlus TR-CCR1 6.00%; Series GSC3	1,700	24	Chase Funding Mortgage Loan Asset-Backed
PreferredPlus TR-CCR1 6.00%; Series GSC4	2,800	39	Certificates
PreferredPlus TR-CCR1 6.00%; Series GSG1	5,200	86	0.97%, 9/25/2033 (f)	268	81
SATURNS 2004-06 6.00%; Series GS	1,800	25	CNH Equipment Trust
SATURNS 2004-2 5.75%; Series GS	400	6	2.05%, 9/15/2010 (f)	139	138

		426	Countrywide Asset-Backed Certificates

			0.99%, 6/25/2035 (f)	720	402
Telephone - Integrated (0.07%)			0.72%, 3/25/2036 (f)	1,099	867
AT&T Inc	9,500	237	0.64%, 6/25/2037 (f)	1,425	637
			0.60%, 11/25/2037 (f)	985	637
Television (0.02%)
			Countrywide Home Equity Loan Trust
CBS Corp 6.75%	5,200	68	1.42%, 12/15/2035 (f)	679	266

TOTAL PREFERRED STOCKS	$ 8,871		1.40%, 5/15/2036 (f)	655	111

See accompanying notes

161

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			BONDS (continued)
Asset Backed Securities (continued)			Automobile Sequential (continued)
First Horizon Asset Back Trust			Capital Auto Receivables Asset Trust
0.63%, 10/25/2034 (f)	$ 597 $	281	3.92%, 11/16/2009	$ 523 $	521
First-Citizens Home Equity Loan LLC			1.97%, 1/15/2010 (b)(f)	338	335
1.41%, 9/15/2022 (b)(f)	276	212	1.57%, 6/15/2010 (f)	275	271
Ford Credit Floorplan Master Owner Trust			5.52%, 3/15/2011 (f)	670	573
1.64%, 6/15/2011 (f)	450	431	Capital One Auto Finance Trust
GMAC Mortgage Corp Loan Trust			1.20%, 7/15/2011 (f)	398	380
0.65%, 8/25/2035 (f)	850	448	1.24%, 10/15/2012 (f)	541	450
0.68%, 11/25/2036 (f)	1,601	421	Ford Credit Auto Owner Trust
Great America Leasing Receivables			5.30%, 6/15/2012	600	502
5.39%, 9/15/2011 (b)	255	251	5.60%, 10/15/2012	240	183
JP Morgan Mortgage Acquisition Corp			5.69%, 11/15/2012 (f)	180	137
0.64%, 4/25/2036 (f)	1,525	1,018
			Hyundai Auto Receivables Trust
5.45%, 11/25/2036	1,225	1,002	1.60%, 1/17/2012 (f)	335	319
0.55%, 3/25/2037 (f)	437	376	WFS Financial Owner Trust
0.62%, 3/25/2037 (f)	720	446	4.50%, 5/17/2013	410	393

Lehman XS Trust					4,902

0.67%, 9/25/2035 (f)	489	481
Long Beach Mortgage Loan Trust			Beverages - Wine & Spirits (0.16%)
1.00%, 6/25/2034 (f)	170	103	Constellation Brands Inc
0.62%, 7/25/2036 (f)	1,245	450	8.38%, 12/15/2014	160	152
0.58%, 10/25/2036 (f)	2,300	1,496	7.25%, 5/15/2017	380	359

0.64%, 12/25/2036 (f)	1,600	365			511

Marriott Vacation Club Owner Trust			Building - Residential & Commercial (0.10%)
5.52%, 5/20/2029 (b)(f)	286	227	DR Horton Inc
MSDWCC Heloc Trust			8.00%, 2/ 1/2009	335	332
0.66%, 7/25/2017 (f)	159	107
SACO I Inc			Building & Construction - Miscellaneous (0.04%)
0.61%, 6/25/2036 (f)	735	436	Dycom Investments Inc
Swift Master Auto Receivables Trust			8.13%, 10/15/2015	200	141
1.29%, 6/15/2012 (f)	600	408
Washington Mutual Asset-Backed Certificates			Building & Construction Products -
0.65%, 4/25/2036 (f)	1,400	1,011	Miscellaneous (0.01%)

			Ply Gem Industries Inc

		13,212	11.75%, 6/15/2013	85	46

Auto - Car & Light Trucks (0.02%)
General Motors Corp			Building Products - Cement & Aggregate (0.25%)
7.13%, 7/15/2013	170	32	CRH America Inc
8.38%, 7/15/2033	115	20	6.40%, 10/15/2033	180	106

		52	Martin Marietta Materials Inc

			3.62%, 4/30/2010 (f)	855	721

Auto/Truck Parts & Equipment - Original (0.10%)					827

Stanadyne Corp
10.00%, 8/15/2014	100	68	Building Products - Wood (0.07%)
Tenneco Inc			Masco Corp
10.25%, 7/15/2013	346	215	2.40%, 3/12/2010 (f)	300	235
8.13%, 11/15/2015	125	57

		340	Cable TV (1.77%)

			British Sky Broadcasting Group PLC
Automobile Sequential (1.48%)			9.50%, 11/15/2018 (b)	605	618
AmeriCredit Automobile Receivables Trust			CCH II LLC / CCH II Capital Corp
1.90%, 4/ 6/2012 (f)	325	309	10.25%, 10/ 1/2013 (b)	357	121
AmeriCredit Prime Automobile Receivable Trust
2.26%, 2/ 8/2009 (f)	539	529

See accompanying notes

162

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			BONDS (continued)
Cable TV (continued)			Cellular Telecommunications (continued)
Charter Communications Operating LLC /			Rogers Wireless Inc
Charter Communications Operating Capital			8.00%, 12/15/2012	$ 450 $	431
8.38%, 4/30/2014 (b)	$ 150 $	115	6.38%, 3/ 1/2014	630	599
10.88%, 9/15/2014 (b)	155	124	VIP Finance Ireland Ltd for OJSC Vimpel
Comcast Corp			Communications
6.50%, 1/15/2017	1,025	1,012	9.13%, 4/30/2018 (b)	100	54
6.30%, 11/15/2017	375	365	Vodafone Group PLC
5.88%, 2/15/2018	290	275	2.34%, 6/15/2011 (f)	415	363
COX Communications Inc			2.46%, 2/27/2012 (f)	800	672

6.75%, 3/15/2011	395	385			3,563

9.38%, 1/15/2019 (b)	820	858	Chemicals - Diversified (0.23%)
CSC Holdings Inc/United States			Huntsman LLC
7.63%, 4/ 1/2011	300	283	11.50%, 7/15/2012	700	560
DirecTV Holdings LLC/DirecTV Financing Co			Phibro Animal Health Corp
8.38%, 3/15/2013	230	229	10.00%, 8/ 1/2013 (b)	100	80
7.63%, 5/15/2016	425	412	Reichhold Industries Inc
Echostar DBS Corp			9.00%, 8/15/2014 (b)	175	115

6.63%, 10/ 1/2014	400	334			755

7.75%, 5/31/2015	285	242
Kabel Deutschland GmbH			Chemicals - Specialty (0.09%)
10.63%, 7/ 1/2014	215	191	Nalco Co
Time Warner Cable Inc			7.75%, 11/15/2011	225	216
6.20%, 7/ 1/2013	280	265	NewMarket Corp

		5,829	7.13%, 12/15/2016	125	94

					310

Casino Hotels (0.25%)
Harrah's Operating Co Inc			Coatings & Paint (0.05%)
5.50%, 7/ 1/2010	375	238	Valspar Corp
10.75%, 2/ 1/2016 (b)	189	54	5.63%, 5/ 1/2012	195	180

10.00%, 12/15/2018 (b)	42	15	Commercial Banks (1.66%)
MGM Mirage			BB&T Corp
8.50%, 9/15/2010	150	126	5.20%, 12/23/2015	250	238
13.00%, 11/15/2013 (b)	195	186	BBVA Bancomer SA/Grand Cayman
Wynn Las Vegas LLC / Wynn Las Vegas			6.01%, 5/17/2022 (b)(f)	700	466
Capital Corp
6.63%, 12/ 1/2014	293	221	BOI Capital Funding No 2 LP

			5.57%, 8/29/2049 (b)(f)	325	71
		840

			Commonwealth Bank of Australia
Casino Services (0.05%)			6.02%, 3/15/2036 (b)	350	202
Choctaw Resort Development Enterprise			HSBC America Capital Trust I
7.25%, 11/15/2019 (b)	332	173	7.81%, 12/15/2026 (b)	850	856
			KeyBank NA
Cellular Telecommunications (1.08%)			3.34%, 11/ 3/2009 (f)	1,000	983
Cellco Partnership			M&I Marshall & Ilsley Bank
7.38%, 11/15/2013 (b)	710	749	2.48%, 12/ 4/2012 (f)	1,100	861
Cricket Communications Inc			US Bank NA/Cincinnati OH
9.38%, 11/ 1/2014	370	333	4.95%, 10/30/2014	350	354
iPCS Inc			Wachovia Bank NA
5.32%, 5/ 1/2013 (f)	85	60	6.60%, 1/15/2038	1,000	1,085
MetroPCS Wireless Inc			Woori Bank
9.25%, 11/ 1/2014	75	67	6.13%, 5/ 3/2016 (b)(f)	255	183
Nextel Communications Inc			6.21%, 5/ 2/2037 (b)(e)(f)	445	177

7.38%, 8/ 1/2015	560	235			5,476

See accompanying notes

163

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			BONDS (continued)
Commercial Services (0.15%)			Distribution & Wholesale (0.04%)
Iron Mountain Inc			Wesco Distribution Inc
8.63%, 4/ 1/2013	$ 150 $	141	7.50%, 10/15/2017	$ 175 $	114
6.63%, 1/ 1/2016	200	162
8.00%, 6/15/2020	235	189	Diversified Banking Institutions (3.89%)

		492	Bank of America Corp

			3.13%, 6/15/2012	3,000	3,118
Computer Services (0.04%)			8.13%, 12/29/2049 (f)	570	426
Sungard Data Systems Inc			Citigroup Inc
9.13%, 8/15/2013	170	147	5.00%, 9/15/2014	1,500	1,319
			8.40%, 4/29/2049	455	301
Computers - Integrated Systems (0.33%)
			Goldman Sachs Group Inc/The
NCR Corp			2.89%, 2/ 6/2012 (f)	500	423
7.13%, 6/15/2009	1,075	1,078
			5.25%, 10/15/2013	1,435	1,318
Computers - Memory Devices (0.03%)			5.15%, 1/15/2014	520	468
Seagate Technology HDD Holdings			5.75%, 10/ 1/2016	145	136
6.80%, 10/ 1/2016	210	109	6.13%, 2/15/2033	285	260
			JP Morgan Chase & Co
Consumer Products - Miscellaneous (0.03%)			6.75%, 2/ 1/2011	440	451
Blyth Inc			5.25%, 5/ 1/2015	1,000	943
5.50%, 11/ 1/2013	150	112	7.90%, 4/29/2049 (f)	1,545	1,285
			Morgan Stanley
Containers - Metal & Glass (0.03%)			6.75%, 4/15/2011	240	236
Impress Holdings BV			5.45%, 1/ 9/2017	770	635
7.88%, 9/15/2013 (b)(f)	200	100
			6.63%, 4/ 1/2018	800	702
Containers - Paper & Plastic (0.08%)			Societe Generale
Graphic Packaging International Inc			5.92%, 4/29/2049 (b)(f)	1,740	814

8.50%, 8/15/2011	185	154			12,835

Intertape Polymer US Inc			Diversified Financial Services (0.89%)
8.50%, 8/ 1/2014	100	65	Capmark Financial Group Inc
Jefferson Smurfit Corp US			3.04%, 5/10/2010 (f)	650	332
8.25%, 10/ 1/2012 (a)	170	29	General Electric Capital Corp

		248	5.63%, 5/ 1/2018	1,500	1,511

Credit Card Asset Backed Securities (1.43%)			5.88%, 1/14/2038	375	367
American Express Credit Account Master Trust			6.38%, 11/15/2067 (f)	955	600
1.42%, 8/15/2011 (b)(f)	360	356	TNK-BP Finance SA
1.45%, 9/15/2011 (f)	1,235	1,222	6.63%, 3/20/2017 (b)	300	144

BA Credit Card Trust					2,954

1.79%, 3/15/2012 (f)	850	782	Diversified Manufacturing Operations (0.05%)
Bank One Issuance Trust			SPX Corp
1.51%, 3/15/2012 (f)	1,000	947	7.63%, 12/15/2014 (b)	200	174
Cabela's Master Credit Card Trust
4.31%, 12/16/2013 (b)	540	505	Diversified Operations (0.07%)
Citibank Credit Card Master Trust I			Susser Holdings LLC & Susser Finance Corp
2.48%, 3/10/2011 (f)	575	564	10.63%, 12/15/2013	260	228
Discover Card Master Trust
5.65%, 3/16/2020	462	350	Electric - Generation (0.66%)

		4,726	AES Corp/The

			8.75%, 5/15/2013 (b)	175	168
Data Processing & Management (0.08%)
			CE Casecnan Water & Energy
First Data Corp			11.95%, 11/15/2010	27	22
9.88%, 9/24/2015	445	269
			CE Generation LLC
			7.42%, 12/15/2018	152	140

See accompanying notes		164

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			BONDS (continued)
Electric - Generation (continued)			Electronic Components - Miscellaneous (0.16%)
Edison Mission Energy			Communications & Power Industries Inc
7.20%, 5/15/2019	$ 525 $	430	8.00%, 2/ 1/2012	$ 225 $	191
Elwood Energy LLC			Flextronics International Ltd
8.16%, 7/ 5/2026	435	295	6.50%, 5/15/2013	270	213
Indiantown Cogeneration LP			NXP BV/NXP Funding LLC
9.26%, 12/15/2010	445	406	7.50%, 10/15/2013 (f)	175	58
Korea East-West Power Co Ltd			9.50%, 10/15/2015	375	71

4.88%, 4/21/2011 (b)	105	100			533

Midwest Generation LLC
8.56%, 1/ 2/2016	92	88	Electronic Components - Semiconductors (0.01%)
Tenaska Gateway Partners Ltd			Freescale Semiconductor Inc
6.05%, 12/30/2023 (b)	461	380	9.13%, 12/15/2014	200	46
Tenaska Virginia Partners LP
6.12%, 3/30/2024 (b)	171	135	Electronic Connectors (0.31%)

			Thomas & Betts Corp
		2,164	7.25%, 6/ 1/2013	1,000	1,033

Electric - Integrated (1.48%)
Arizona Public Service Co			Electronics - Military (0.10%)
5.80%, 6/30/2014	195	163	L-3 Communications Corp
6.25%, 8/ 1/2016	255	205	7.63%, 6/15/2012	300	293
Baltimore Gas & Electric Co			5.88%, 1/15/2015	50	45

5.90%, 10/ 1/2016	255	231			338

Commonwealth Edison Co			Export & Import Bank (0.05%)
6.45%, 1/15/2038	336	300
			Export-Import Bank of Korea
Dominion Resources Inc/VA			4.50%, 8/12/2009	180	178
5.60%, 11/15/2016	115	108
6.40%, 6/15/2018	70	68	Finance - Auto Loans (0.27%)
Duke Energy Carolinas LLC			Ford Motor Credit Co LLC
7.00%, 11/15/2018	140	162	5.80%, 1/12/2009	100	100
6.10%, 6/ 1/2037	90	95	7.38%, 10/28/2009	125	110
Oncor Electric Delivery Co			6.32%, 1/15/2010 (f)	190	152
6.38%, 5/ 1/2012	375	361	GMAC LLC
Potomac Electric Power Co			6.88%, 9/15/2011	280	227
7.90%, 12/15/2038	200	223	6.00%, 12/15/2011	215	170
Southern California Edison Co			6.63%, 5/15/2012	165	127

3.29%, 2/ 2/2009 (f)	740	740
					886

TECO Energy Inc
5.19%, 5/ 1/2010 (f)	650	624	Finance - Commercial (0.62%)
Texas Competitive Electric Holdings Co LLC			CIT Group Inc
10.50%, 11/ 1/2015 (b)(f)	820	582	3.76%, 4/27/2011 (f)	900	769
Union Electric Co			2.42%, 2/13/2012 (f)	325	255
4.65%, 10/ 1/2013	350	319	7.63%, 11/30/2012	120	102
Virginia Electric & Power Co			Textron Financial Corp
6.00%, 5/15/2037	200	194	2.29%, 2/25/2011 (f)	1,000	868
Virginia Electric and Power Co			6.00%, 2/15/2067 (b)(f)	300	62

8.88%, 11/15/2038	180	228			2,056

Westar Energy Inc
8.63%, 12/ 1/2018	265	286	Finance - Consumer Loans (0.81%)

		4,889	HSBC Finance Capital Trust IX

			5.91%, 11/30/2035	160	67
Electric - Transmission (0.04%)			HSBC Finance Corp
EEB International Ltd			2.43%, 11/16/2009 (f)	925	879
8.75%, 10/31/2014 (b)	150	139	4.13%, 11/16/2009	475	471
			7.00%, 5/15/2012	150	150

See accompanying notes		165

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			BONDS (continued)
Finance - Consumer Loans (continued)			Finance - Other Services (continued)
HSBC Finance Corp (continued)			Icahn Enterprises LP / Icahn Enterprises
4.75%, 7/15/2013	$ 230 $	210	Finance Corp
John Deere Capital Corp			8.13%, 6/ 1/2012	$ 175 $		135

4.93%, 10/16/2009 (f)	260	252				245

SLM Corp			Financial Guarantee Insurance (0.04%)
3.70%, 7/26/2010 (f)	650	555	MGIC Investment Corp
8.45%, 6/15/2018	120	95	5.63%, 9/15/2011	190		139

		2,679

Finance - Credit Card (0.42%)			Food - Miscellaneous/Diversified (0.09%)
American Express Co			Corn Products International Inc
7.00%, 3/19/2018	350	354	8.45%, 8/15/2009	290		290
Capital One Bank USA NA
5.00%, 6/15/2009	555	547	Food - Retail (0.06%)
			Ingles Markets Inc
6.50%, 6/13/2013	560	499	8.88%, 12/ 1/2011	225		196

		1,400

Finance - Investment Banker & Broker (1.93%)			Forestry (0.29%)
Bear Stearns Cos LLC/The			Weyerhaeuser Co
5.30%, 10/30/2015	640	616	7.50%, 3/ 1/2013	1,000		969
6.40%, 10/ 2/2017	325	338
Credit Suisse USA Inc			Gas - Distribution (0.13%)
4.99%, 1/15/2010 (f)	550	524	National Fuel Gas Co
Jefferies Group Inc			5.25%, 3/ 1/2013	190		181
6.45%, 6/ 8/2027	860	503	Sempra Energy

JP Morgan Chase Capital XXII			4.75%, 5/15/2009	250		247

6.45%, 2/ 2/2037	250	205				428

Lazard Group LLC			Home Equity - Other (2.17%)
7.13%, 5/15/2015	250	159	American Home Mortgage Investment Trust
Merrill Lynch & Co Inc			0.66%, 11/25/2030 (f)	680		271
2.96%, 2/ 6/2009 (f)	925	921	Bear Stearns Asset Backed Securities Trust
3.08%, 2/ 5/2010 (f)	400	380	1.07%, 3/25/2034 (f)	460		332
3.39%, 11/ 1/2011 (f)	875	765	0.63%, 8/25/2036 (f)	1,530		776
2.43%, 6/ 5/2012 (f)	400	341	Countrywide Asset-Backed Certificates
5.45%, 2/ 5/2013	130	125	6.09%, 6/25/2021 (f)	625		268
6.15%, 4/25/2013	500	495	First NLC Trust
6.22%, 9/15/2026	100	92	0.77%, 9/25/2035 (f)	728		678
7.75%, 5/14/2038	835	920	GMAC Mortgage Corp Loan Trust

		6,384	5.75%, 10/25/2036	940		644

			5.81%, 10/25/2036	325		112
Finance - Leasing Company (0.23%)			GSAA Trust
International Lease Finance Corp			0.61%, 4/25/2047 (f)	1,497		586
5.15%, 1/15/2010 (f)	550	415	New Century Home Equity Loan Trust
5.65%, 6/ 1/2014	535	349	0.76%, 3/25/2035 (f)	25		12

		764	Option One Mortgage Loan Trust

			1.52%, 5/25/2034 (f)	451		341
Finance - Mortgage Loan/Banker (0.05%)
SLM Student Loan Trust			0.92%, 3/25/2037 (f)	825		48
2.15%, 6/15/2016 (f)	175	173	Residential Asset Securities Corp
			0.62%, 9/25/2036 (f)	750		479
Finance - Other Services (0.07%)			Saxon Asset Securities Trust
American Real Estate Partners LP/Finance Corp			2.17%, 3/25/2035 (f)	398		263
7.13%, 2/15/2013	160	110	Soundview Home Equity Loan Trust
			0.56%, 7/25/2036 (f)	331		321

See accompanying notes

166

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			BONDS (continued)
Home Equity - Other (continued)			Machinery - General Industry (0.03%)
Specialty Underwriting & Residential Finance			Stewart & Stevenson LLC
0.98%, 2/25/2035 (f)	$ 274 $	143	10.00%, 7/15/2014	$ 150 $	93
0.70%, 3/25/2036 (f)	65	62
WAMU Asset-Backed Certificates			Machinery - Material Handling (0.06%)
0.64%, 5/25/2037 (f)	795	505	Columbus McKinnon Corp/NY
0.64%, 7/25/2047 (f)	2,000	812	8.88%, 11/ 1/2013	225	189
Wells Fargo Home Equity Trust
0.76%, 10/25/2035 (b)(f)	662	497	Medical - Drugs (0.05%)

		7,150	Elan Finance PLC/Elan Finance Corp

			6.33%, 12/ 1/2013 (f)	325	153
Home Equity - Sequential (0.20%)
Countrywide Asset-Backed Certificates			Medical - HMO (0.95%)
5.39%, 4/25/2036	731	360	Aetna Inc
5.51%, 8/25/2036	619	314	6.75%, 12/15/2037	430	362

		674	Centene Corp

			7.25%, 4/ 1/2014	175	138
Independent Power Producer (0.10%)			Coventry Health Care Inc
NRG Energy Inc			5.88%, 1/15/2012	605	444
7.25%, 2/ 1/2014	350	327	6.30%, 8/15/2014	550	337
Insurance Brokers (0.04%)			5.95%, 3/15/2017	295	154
Willis North America Inc			Health Net Inc
6.20%, 3/28/2017	200	139	6.38%, 6/ 1/2017	390	156
			Humana Inc
Investment Companies (0.11%)			7.20%, 6/15/2018	785	631
Xstrata Finance Dubai Ltd			UnitedHealth Group Inc
2.59%, 11/13/2009 (b)(f)	400	351	5.50%, 11/15/2012	810	738
			4.88%, 2/15/2013	185	173

Investment Management & Advisory Services (0.15%)					3,133

Ameriprise Financial Inc			Medical - Hospitals (0.31%)
7.52%, 6/ 1/2066 (f)	925	501
			Community Health Systems Inc
Life & Health Insurance (0.67%)			8.88%, 7/15/2015	255	235
Hartford Life Global Funding Trusts			HCA Inc
2.17%, 9/15/2009 (f)	950	885	7.88%, 2/ 1/2011	20	18
Lincoln National Corp			6.75%, 7/15/2013	775	488
5.65%, 8/27/2012	200	165	9.25%, 11/15/2016	310	284

6.05%, 4/20/2067 (f)	260	104			1,025

New York Life Global Funding			Medical - Outpatient & Home Medical Care (0.10%)
4.65%, 5/ 9/2013 (b)	625	604	Select Medical Corp
StanCorp Financial Group Inc			7.63%, 2/ 1/2015	600	318
6.88%, 10/ 1/2012	210	190
Stingray Pass-Through Trust			Medical - Wholesale Drug Distribution (0.09%)
5.90%, 1/12/2015 (b)(c)	600	72	AmerisourceBergen Corp
Unum Group			5.63%, 9/15/2012	320	300
5.86%, 5/15/2009	205	195

		2,215	Medical Instruments (0.13%)

			Boston Scientific Corp
Machinery - Construction & Mining (0.09%)			4.25%, 1/12/2011	110	101
Caterpillar Inc
8.25%, 12/15/2038	240	296	6.40%, 6/15/2016	400	342

					443

			Medical Laboratory & Testing Service (0.08%)
			Quest Diagnostics Inc
			6.40%, 7/ 1/2017	105	96

See accompanying notes		167

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			BONDS (continued)
Medical Laboratory & Testing Service			Mortgage Backed Securities (continued)
(continued)			Bear Stearns Asset Backed Securities Trust
Quest Diagnostics Inc/DE			0.70%, 4/25/2036 (f)	$ 1,081 $		446
5.45%, 11/ 1/2015	$ 175 $	154	Bear Stearns Commercial Mortgage Securities

		250	7.00%, 5/20/2030	350		346

Medical Products (0.32%)			0.47%, 5/11/2039 (b)(f)	2,240		23
Angiotech Pharmaceuticals Inc			Bear Stearns Mortgage Funding Trust
5.95%, 12/ 1/2013 (f)	440	213	0.68%, 7/25/2036 (f)	1,843		782
Covidien International Finance SA			Bella Vista Mortgage Trust
6.00%, 10/15/2017	365	360	0.76%, 5/20/2045 (f)	214		102
Hospira Inc			Chase Commercial Mortgage Securities Corp
1.95%, 3/30/2010 (f)	500	488	7.63%, 7/15/2032	900		900

		1,061	Chase Mortgage Finance Corp

			5.43%, 3/25/2037 (f)	1,217		775
Metal - Diversified (0.08%)			Citigroup Commercial Mortgage Trust
Falconbridge Ltd			0.51%, 10/15/2049 (f)	13,059		220
5.38%, 6/ 1/2015	135	86	5.70%, 12/10/2049 (f)	500		377
Freeport-McMoRan Copper & Gold Inc			Citigroup/Deutsche Bank Commercial
7.08%, 4/ 1/2015 (f)	100	66	Mortgage Trust
Xstrata Canada Corp			5.89%, 11/15/2044	500		377
7.25%, 7/15/2012	120	94	0.42%, 10/15/2048 (f)	21,656		313

		246	0.34%, 12/11/2049 (f)	18,627		206

Miscellaneous Manufacturers (0.02%)			Commercial Mortgage Loan Trust
Trimas Corp			6.02%, 9/10/2017 (f)	470		340
9.88%, 6/15/2012	147	73	Commercial Mortgage Pass Through Certificates
			5.03%, 5/10/2043 (f)	400		108
Money Center Banks (0.13%)			0.07%, 12/10/2046 (b)(f)	12,127		72
Comerica Capital Trust II			5.25%, 12/10/2046	685		560
6.58%, 2/20/2037	445	179	5.82%, 12/10/2049 (f)	1,120		202
Rabobank Capital Funding Trust			Countrywide Alternative Loan Trust
5.25%, 12/29/2049 (b)(f)	475	260	3.79%, 7/20/2035 (f)	263		84

		439	0.74%, 7/25/2046 (f)	270		55

Mortgage Backed Securities (20.53%)			Countrywide Home Loan Mortgage Pass
Banc of America Commercial Mortgage Inc			Through Trust
4.97%, 7/10/2043	365	95	4.59%, 12/19/2033 (f)	1,100		843
5.74%, 5/10/2045 (f)	785	641	0.67%, 4/25/2046 (f)	1,106		433
5.33%, 9/10/2045	930	805	Credit Suisse Mortgage Capital Certificates
			5.83%, 6/15/2038 (f)	615		497
0.06%, 10/10/2045	187,733	479
			5.72%, 6/15/2039 (f)	665		422
5.31%, 10/10/2045 (f)	765	631
			0.57%, 9/15/2039 (b)	13,977		263
5.68%, 7/10/2046 (f)	750	375
			5.47%, 9/15/2039	1,000		736
5.67%, 1/15/2049 (b)(f)	185	25
			5.81%, 9/15/2039 (f)	1,350		328
5.69%, 4/10/2049 (f)	1,000	760
			0.09%, 12/15/2039	4,075		34
5.66%, 6/10/2049 (f)	3,225	2,359
			0.67%, 12/15/2039 (f)	17,008		369
5.49%, 2/10/2051	1,490	1,090
			5.38%, 2/15/2040 (f)	150		90
5.74%, 2/10/2051 (f)	985	710
			5.69%, 9/15/2040 (f)	600		397
Banc of America Funding Corp
0.59%, 7/20/2036 (f)	1,059	920	5.87%, 9/15/2040	900		387
Banc of America Mortgage Securities Inc			6.22%, 2/15/2041 (b)(f)	525		244
4.11%, 6/25/2034 (f)	520	486	CS First Boston Mortgage Securities Corp
Bear Stearns Alt-A Trust			1.09%, 3/15/2036 (b)(f)	2,463		30
0.63%, 11/25/2036 (f)	250	91	0.23%, 5/15/2036 (b)(f)	3,821		23
0.64%, 4/25/2037 (f)	800	224	0.49%, 7/15/2036 (b)(f)	3,513		46
			0.18%, 11/15/2037 (b)(f)	7,341		84

See accompanying notes		168

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			BONDS (continued)
Mortgage Backed Securities (continued)			Mortgage Backed Securities (continued)
CS First Boston Mortgage Securities Corp			Harborview Mortgage Loan Trust
(continued)			0.82%, 3/19/2037 (f)	$ 692 $	294
7.79%, 9/15/2041 (f)	$ 160 $	156	Homebanc Mortgage Trust
CW Capital Cobalt Ltd			0.81%, 1/25/2036 (f)	1,467	358
5.17%, 8/15/2048	1,020	836	Impac CMB Trust
DLJ Commercial Mortgage Corp			1.47%, 10/25/2033 (f)	87	54
7.34%, 10/10/2032	160	160	1.45%, 10/25/2034 (f)	325	89
Downey Savings & Loan Association Mortgage			1.23%, 1/25/2035 (f)	142	74
Loan Trust
0.84%, 4/19/2047 (f)	1,007	229	0.78%, 4/25/2035 (f)	129	36
Fannie Mae			0.90%, 4/25/2035 (f)	143	36
0.77%, 2/25/2018 (f)	271	271	0.77%, 8/25/2035 (f)	231	57
0.72%, 11/25/2022 (f)	289	283	Impac Secured Assets CMN Owner Trust
0.67%, 1/25/2023 (f)	415	407	0.63%, 3/25/2037 (f)	1,660	336
0.77%, 2/25/2032 (f)	443	435	Indymac Index Mortgage Loan Trust
			0.70%, 4/25/2035 (f)	181	84
0.72%, 3/25/2035 (f)	384	374
			0.80%, 4/25/2035 (f)	159	40
6.50%, 2/25/2047	340	358
			0.65%, 1/25/2037 (f)	1,620	336
Fannie Mae Whole Loan
0.67%, 5/25/2035 (f)	518	455	0.71%, 6/25/2037 (f)	1,271	600
First Union National Bank Commercial			JP Morgan Alternative Loan Trust
Mortgage			0.62%, 3/25/2037 (f)	1,425	309
8.09%, 5/17/2032	275	276	JP Morgan Chase Commercial Mortgage
Freddie Mac			Securities Corp
1.64%, 6/15/2023 (f)	396	384	0.45%, 10/12/2035 (b)(f)	4,379	104
5.50%, 9/15/2031 (f)	950	968	5.02%, 1/12/2037	150	56
GE Capital Commercial Mortgage Corp			5.12%, 9/12/2037 (f)	275	72
0.20%, 5/10/2014	30,100	226	1.11%, 1/12/2039 (b)(f)	3,318	56
5.61%, 4/10/2017 (f)	1,420	650	5.45%, 6/12/2041 (f)	775	316
0.53%, 3/10/2040 (b)(f)	6,203	68	0.24%, 1/15/2042 (b)(f)	7,613	71
Ginnie Mae			5.59%, 5/12/2045 (f)	540	267
4.51%, 10/16/2028 (f)	512	517	5.44%, 5/15/2045 (f)	930	453
1.07%, 2/16/2047 (f)	5,701	313	5.30%, 5/15/2047 (f)	1,025	832
0.82%, 3/16/2047 (f)	4,836	289	5.82%, 6/15/2049 (f)	335	155
GMAC Commercial Mortgage Securities Inc			6.10%, 2/12/2051 (f)	700	188
0.78%, 3/10/2038 (b)(f)	3,164	49	6.20%, 2/12/2051 (b)	550	103
Greenpoint Mortgage Funding Trust			5.88%, 2/15/2051	1,700	1,209
0.74%, 6/25/2045 (f)	225	66	JP Morgan Mortgage Trust
0.77%, 6/25/2045 (f)	209	50	5.30%, 7/25/2035	398	317
0.78%, 10/25/2045 (f)	260	117	4.95%, 11/25/2035 (f)	1,100	741
Greenwich Capital Commercial Funding Corp			5.24%, 4/25/2036 (f)	147	139
0.23%, 6/10/2036 (b)(f)	23,381	152	5.82%, 6/25/2036 (f)	340	126
5.91%, 7/10/2038 (f)	660	342	5.96%, 6/25/2036 (f)	207	165
0.32%, 3/10/2039 (b)(f)	13,452	156	5.95%, 8/25/2036 (f)	1,575	809
5.74%, 12/10/2049	1,750	1,307	6.00%, 8/25/2036 (f)	482	324
GS Mortgage Securities Corp II			5.56%, 10/25/2036 (f)	1,685	745
0.67%, 11/10/2039 (b)	7,435	169
			5.69%, 4/25/2037 (f)	550	271
5.56%, 11/10/2039 (f)	1,330	1,055
			5.69%, 4/25/2037 (f)	540	302
5.80%, 8/10/2045 (f)	720	330
			LB-UBS Commercial Mortgage Trust
GSR Mortgage Loan Trust			5.74%, 6/15/2032	556	537
0.83%, 12/25/2035 (f)	82	55
			0.74%, 3/15/2034 (b)(f)	1,694	2
0.73%, 8/25/2046 (f)	1,595	401
			0.69%, 3/15/2036 (b)(f)	2,300	40
			0.84%, 3/15/2036 (b)(f)	1,472	28

See accompanying notes		169

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			BONDS (continued)
Mortgage Backed Securities (continued)			Mortgage Backed Securities (continued)
LB-UBS Commercial Mortgage Trust			Structured Adjustable Rate Mortgage Loan
(continued)			Trust (continued)
0.65%, 8/15/2036 (b)(f)	$ 3,399 $	29	5.25%, 12/25/2035	$ 354 $	199
5.41%, 9/15/2039 (f)	235	114	5.25%, 2/25/2036 (f)	463	342
0.49%, 2/15/2040 (f)	23,368	448	0.66%, 7/25/2037 (f)	1,243	538
5.46%, 2/15/2040 (f)	2,098	959	Structured Asset Mortgage Investments Inc
5.48%, 2/15/2040	650	170	0.70%, 5/25/2045 (f)	1,385	620
5.56%, 2/15/2040 (f)	1,075	278	Structured Asset Securities Corp
5.86%, 7/15/2040 (f)	990	704	5.50%, 6/25/2036 (f)	1,000	326
6.24%, 7/17/2040 (f)	675	129	Wachovia Bank Commercial Mortgage Trust
			0.30%, 11/15/2035 (b)	12,502	82
6.15%, 4/15/2041 (f)	570	149
			0.42%, 10/15/2041 (b)(f)	15,517	131
5.87%, 9/15/2045 (f)	2,140	1,514
			0.25%, 3/15/2042 (b)(f)	24,624	157
6.25%, 9/15/2045 (f)	440	84
			5.25%, 12/15/2043	695	527
Lehman XS Trust
0.69%, 6/25/2047 (f)	1,853	984	5.34%, 12/15/2043 (f)	1,750	1,145
Merrill Lynch Alternative Note Asset Trust			5.48%, 12/15/2043	205	36
0.68%, 4/25/2037 (f)	1,550	283	5.60%, 12/15/2043	540	73
Merrill Lynch Mortgage Trust			4.52%, 5/15/2044	650	592
5.78%, 8/12/2016	830	420	5.80%, 7/15/2045	1,000	504
5.61%, 5/12/2039 (f)	795	685	5.82%, 5/15/2046 (f)	760	344
0.42%, 2/12/2042 (f)	11,235	108	WAMU Commercial Mortgage Securities Trust
Merrill Lynch/Countrywide Commercial			3.83%, 1/25/2035 (b)	229	217
Mortgage Trust			WaMu Mortgage Pass Through Certificates
5.46%, 7/12/2046 (f)	735	357	1.11%, 12/25/2027 (f)	489	414
0.54%, 8/12/2048 (f)	8,099	161	3.79%, 6/25/2034 (f)	745	715
0.12%, 12/12/2049 (b)(f)	7,033	53	4.68%, 5/25/2035 (f)	260	179
5.11%, 12/12/2049 (f)	795	628	5.69%, 6/25/2037 (f)	437	214
5.39%, 12/12/2049 (b)(f)	435	72	1.86%, 7/25/2044 (f)	144	118
5.75%, 6/12/2050 (f)	1,120	201	0.78%, 1/25/2045 (f)	185	95
Morgan Stanley Capital I			1.00%, 1/25/2045 (f)	489	101
7.11%, 4/15/2033	91	90	0.70%, 4/25/2045 (f)	101	48
0.95%, 1/13/2041 (b)(f)	1,996	42	0.74%, 4/25/2045 (f)	101	32
0.68%, 5/24/2043 (b)(f)	1,200	971	0.76%, 7/25/2045 (f)	250	116
0.06%, 12/15/2043 (b)(f)	8,622	57	0.72%, 11/25/2045 (f)	125	110
5.36%, 3/15/2044 (f)	1,500	1,103	0.85%, 11/25/2045 (f)	802	715
0.85%, 8/25/2046 (f)	1,500	187	Washington Mutual Alternative Mortgage
5.63%, 4/12/2049 (f)	750	563	Pass-Through Certificates
5.81%, 4/12/2049	720	128	0.72%, 2/25/2036 (f)	255	102
Morgan Stanley Dean Witter Capital I			0.75%, 6/25/2046 (f)	1,463	241
0.74%, 4/15/2034 (b)(f)	2,909	4	0.65%, 1/25/2047 (f)	1,016	257
Nomura Asset Acceptance Corp			Wells Fargo Mortgage Backed Securities Trust
0.82%, 2/25/2035 (f)	70	34	0.77%, 1/25/2034 (f)	167	162

Residential Accredit Loans Inc					67,812

0.62%, 2/25/2037 (f)	633	229
			Multi-Line Insurance (0.60%)
0.66%, 7/25/2037 (f)	711	340
			Allstate Corp/The
0.62%, 2/25/2047 (f)	1,792	615	6.13%, 5/15/2037 (f)	275	160
Sequoia Mortgage Trust			CNA Financial Corp
0.74%, 2/20/2035 (f)	185	105	6.00%, 8/15/2011	375	310
Structured Adjustable Rate Mortgage Loan Trust			Genworth Financial Inc
4.66%, 7/25/2034 (f)	999	886	6.15%, 11/15/2066 (f)	470	45
1.17%, 8/25/2034 (f)	644	236

See accompanying notes		170

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			BONDS (continued)
Multi-Line Insurance (continued)			Oil & Gas Drilling (0.04%)
ING Groep NV			Transocean Ltd
5.78%, 12/ 8/2035	$ 925 $	396	6.00%, 3/15/2018	$ 150 $	137
Metropolitan Life Global Funding I
2.19%, 5/17/2010 (b)(f)	1,125	1,009	Oil Company - Exploration & Production (1.15%)
XL Capital Ltd			Canadian Natural Resources Ltd
6.50%, 12/31/2049 (f)	300	69	5.15%, 2/ 1/2013	265	246

		1,989	6.25%, 3/15/2038	325	255

			Canadian Oil Sands Ltd
Multimedia (1.21%)			4.80%, 8/10/2009 (b)	600	596
News America Inc
6.65%, 11/15/2037	750	742	Chesapeake Energy Corp
			7.63%, 7/15/2013	510	439
Quebecor Media Inc
7.75%, 3/15/2016	300	202	7.25%, 12/15/2018	215	168
Time Warner Entertainment Co LP			CITIC Resources Finance Ltd
8.38%, 7/15/2033	545	550	6.75%, 5/15/2014 (b)	300	195
Time Warner Inc			KazMunaiGaz Finance Sub BV
2.41%, 11/13/2009 (f)	825	794	9.13%, 7/ 2/2018 (b)	100	65
Viacom Inc			KCS Energy Inc
5.75%, 4/30/2011	225	204	7.13%, 4/ 1/2012	150	112
6.25%, 4/30/2016	225	187	Marathon Oil Canada Corp
			8.38%, 5/ 1/2012	290	277
Vivendi
6.63%, 4/ 4/2018 (b)	725	585	Nexen Inc
			5.05%, 11/20/2013	40	37
Walt Disney Co/The
4.50%, 12/15/2013	710	715	6.40%, 5/15/2037	305	239

		3,979	PetroHawk Energy Corp

			9.13%, 7/15/2013	160	130
Music (0.07%)			7.88%, 6/ 1/2015 (b)	120	89
WMG Acquisition Corp			Petroleum Development Corp
7.38%, 4/15/2014	290	170	12.00%, 2/15/2018	240	150
WMG Holdings Corp			Pioneer Natural Resources Co
9.50%, 12/15/2014 (a)(f)	204	75	6.65%, 3/15/2017	180	128

		245	Plains Exploration & Production Co

Mutual Insurance (0.10%)			7.75%, 6/15/2015	370	279
Liberty Mutual Group Inc			Southwestern Energy Co
7.00%, 3/15/2037 (b)(f)	375	179	7.50%, 2/ 1/2018 (b)	150	131
10.75%, 6/15/2058 (b)(f)	295	162	Swift Energy Co

			7.13%, 6/ 1/2017	475	268

		341			3,804

Non-Hazardous Waste Disposal (0.05%)			Oil Company - Integrated (0.35%)
WCA Waste Corp
9.25%, 6/15/2014	200	148	Petrobras International Finance Co
			8.38%, 12/10/2018	260	278

Office Automation & Equipment (0.05%)			Petro-Canada
			6.05%, 5/15/2018	400	330
Xerox Corp
6.40%, 3/15/2016	200	156	Petronas Capital Ltd
			7.88%, 5/22/2022 (b)	125	143
Office Furnishings - Original (0.06%)			Suncor Energy Inc
Steelcase Inc			6.50%, 6/15/2038	170	128
6.50%, 8/15/2011	210	198	6.85%, 6/ 1/2039	350	278

					1,157

Oil - Field Services (0.05%)			Oil Refining & Marketing (0.23%)
Key Energy Services Inc			Premcor Refining Group Inc/The
8.38%, 12/ 1/2014	250	165	6.75%, 2/ 1/2011	550	559

See accompanying notes		171

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			BONDS (continued)
Oil Refining & Marketing (continued)			Pipelines (continued)
Tesoro Corp			TEPPCO Partners LP
6.63%, 11/ 1/2015	$ 155 $	90	7.63%, 2/15/2012	$ 155 $	149
Valero Energy Corp			TransCanada Pipelines Ltd
6.63%, 6/15/2037	140	103	6.20%, 10/15/2037	400	347

		752	Transportadora de Gas del Sur SA

			7.88%, 5/14/2017 (b)	273	142

Paper & Related Products (0.02%)
					4,170

Cascades Inc
7.25%, 2/15/2013	55	28	Printing - Commercial (0.07%)
Catalyst Paper Corp			Cadmus Communications Corp
8.63%, 6/15/2011	90	40	8.38%, 6/15/2014	150	89

		68	Sheridan Group Inc/The

			10.25%, 8/15/2011	200	140

Pharmacy Services (0.38%)
					229

Medco Health Solutions Inc
7.25%, 8/15/2013	325	315	Private Corrections (0.08%)
7.13%, 3/15/2018	665	615	Corrections Corp of America
Omnicare Inc			7.50%, 5/ 1/2011	250	247
6.13%, 6/ 1/2013	100	84
6.88%, 12/15/2015	275	225	Property & Casualty Insurance (0.39%)

		1,239	Crum & Forster Holdings Corp

			7.75%, 5/ 1/2017	200	141
Physician Practice Management (0.07%)			QBE Insurance Group Ltd
US Oncology Inc			9.75%, 3/14/2014 (b)(c)	255	206
9.00%, 8/15/2012	120	109	Travelers Cos Inc/The
10.75%, 8/15/2014	160	131	6.25%, 3/15/2067 (f)	1,050	688

		240	WR Berkley Corp

Pipelines (1.26%)			6.25%, 2/15/2037	310	262

Atlas Pipeline Partners LP					1,297

8.75%, 6/15/2018 (b)	215	141	Publishing - Periodicals (0.03%)
Copano Energy LLC / Copano Energy Finance			Dex Media Inc
Corp			8.00%, 11/15/2013	175	33
8.13%, 3/ 1/2016	325	236	Idearc Inc
7.75%, 6/ 1/2018 (b)	65	44	8.00%, 11/15/2016	175	13
El Paso Natural Gas Co			Nielsen Finance LLC / Nielsen Finance Co
7.50%, 11/15/2026	309	255	10.00%, 8/ 1/2014	80	64

Enbridge Energy Partners LP					110

4.00%, 1/15/2009	105	105
9.88%, 3/ 1/2019	345	347	Quarrying (0.26%)
7.50%, 4/15/2038	400	312	Compass Minerals International Inc
			12.00%, 6/ 1/2013 (a)(f)	104	102
Energy Transfer Partners LP
9.70%, 3/15/2019	200	206	Vulcan Materials Co
			3.25%, 12/15/2010 (f)	775	770

Holly Energy Partners LP

6.25%, 3/ 1/2015	150	101			872

Kinder Morgan Energy Partners LP			Radio (0.04%)
5.95%, 2/15/2018	165	141	Entercom Radio LLC/Entercom Capital Inc
9.00%, 2/ 1/2019	550	574	7.63%, 3/ 1/2014	250	138
7.40%, 3/15/2031	400	343
7.30%, 8/15/2033	110	91	Real Estate Operator & Developer (0.13%)
MarkWest Energy Partners LP / MarkWest			Duke Realty LP
Energy Finance Corp			5.63%, 8/15/2011	135	104
8.75%, 4/15/2018	380	236	Regency Centers LP
Rockies Express Pipeline LLC			8.45%, 9/ 1/2010	180	166
5.10%, 8/20/2009 (b)(f)	400	400

See accompanying notes

172

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			BONDS (continued)
Real Estate Operator & Developer (continued)			REITS - Hotels (0.11%)
Regency Centers LP (continued)			Hospitality Properties Trust
5.88%, 6/15/2017	$ 260 $	165	6.30%, 6/15/2016	$ 440 $	203

		435	6.70%, 1/15/2018	350	163

Regional Banks (1.86%)					366

BAC Capital Trust XIII			REITS - Mortgage (0.25%)
2.40%, 3/15/2043 (f)	700	218	iStar Financial Inc
BAC Capital Trust XIV			2.34%, 9/15/2009 (f)	425	242
5.63%, 3/15/2043 (f)	465	186	2.54%, 3/ 9/2010 (f)	850	391
Capital One Financial Corp			5.85%, 3/15/2017	670	201

2.47%, 9/10/2009 (f)	750	714			834

5.70%, 9/15/2011	310	289
NB Capital Trust II			REITS - Office Property (0.17%)
7.83%, 12/15/2026	700	613	Brandywine Operating Partnership LP
PNC Financial Services Group Inc			5.63%, 12/15/2010	225	190
8.25%, 5/29/2049 (f)	975	786	Highwoods Properties Inc
PNC Funding Corp			5.85%, 3/15/2017	245	152
3.56%, 1/31/2012 (f)	1,000	813	HRPT Properties Trust
PNC Preferred Funding Trust I			2.52%, 3/16/2011 (f)	288	211

8.70%, 2/28/2049 (b)(f)	500	370			553

SunTrust Preferred Capital I			REITS - Regional Malls (0.18%)
5.85%, 12/31/2049 (f)	275	148	Simon Property Group LP
USB Capital IX			4.60%, 6/15/2010	115	103
6.19%, 4/15/2049 (f)	350	164	5.30%, 5/30/2013	665	497

Wachovia Corp					600

6.38%, 2/ 1/2009	150	150
Wells Fargo & Co			REITS - Shopping Centers (0.11%)
2.44%, 8/20/2010 (f)	120	115	Developers Diversified Realty Corp
5.63%, 12/11/2017	430	449	5.25%, 4/15/2011	705	372
Wells Fargo Capital XIII
7.70%, 12/29/2049 (f)	1,360	1,122	REITS - Warehouse & Industrial (0.23%)

		6,137	Prologis

			2.40%, 8/24/2009 (f)	1,000	755
Reinsurance (0.23%)
Endurance Specialty Holdings Ltd			Rental - Auto & Equipment (0.45%)
7.00%, 7/15/2034	480	322	Erac USA Finance Co
PartnerRe Finance II			3.71%, 4/30/2009 (b)(f)	1,125	1,073
6.44%, 12/ 1/2066 (f)	255	101	2.43%, 8/28/2009 (b)(f)	375	319
Platinum Underwriters Finance Inc			H&E Equipment Services Inc
7.50%, 6/ 1/2017	500	325	8.38%, 7/15/2016	165	88

		748			1,480

REITS - Apartments (0.07%)			Retail - Automobile (0.04%)
UDR Inc			Penske Auto Group Inc
6.50%, 6/15/2009	235	227	7.75%, 12/15/2016	250	116

REITS - Healthcare (0.14%)			Retail - Discount (0.16%)
HCP Inc			Wal-Mart Stores Inc
5.65%, 12/15/2013	525	314	6.50%, 8/15/2037	450	534
6.00%, 1/30/2017	115	56
Nationwide Health Properties Inc			Retail - Drug Store (0.26%)
6.50%, 7/15/2011	115	104	CVS/Caremark Corp

		474	2.50%, 6/ 1/2010 (f)	935	860

See accompanying notes

173

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			BONDS (continued)
Retail - Restaurants (0.14%)			Special Purpose Entity (continued)
Darden Restaurants Inc			Rainbow National Services LLC
6.20%, 10/15/2017	$ 315 $	234	10.38%, 9/ 1/2014 (b)	$ 140 $	125
Landry's Restaurants Inc			Regency Energy Partners LP/Regency Energy
9.50%, 12/15/2014	230	230	Finance Corp

		464	8.38%, 12/15/2013	180	123

			Swiss Re Capital I LP
Rubber - Tires (0.02%)			6.85%, 5/29/2049 (b)(f)	400	127
Goodyear Tire & Rubber Co/The			Universal City Development Partners
8.63%, 12/ 1/2011	75	62	11.75%, 4/ 1/2010	200	129
			Williams Cos Inc Credit Linked Certificate
Satellite Telecommunications (0.27%)			Trust/The
Intelsat Bermuda Ltd			6.44%, 5/ 1/2009 (b)(f)	120	120

11.25%, 2/ 4/2017 (b)(c)(f)	335	235			3,687

Intelsat Ltd
6.50%, 11/ 1/2013	215	120	Specified Purpose Acquisition (0.09%)
Intelsat Subsidiary Holding Co Ltd			ESI Tractebel Acquisition Corp
8.88%, 1/15/2015 (b)	510	464	7.99%, 12/30/2011	320	296
Telesat Canada/Telesat LLC
11.00%, 11/ 1/2015 (b)	85	61	Steel - Producers (0.24%)

		880	Ispat Inland ULC

			9.75%, 4/ 1/2014	660	565
Schools (0.04%)			Steel Dynamics Inc
Knowledge Learning Corp Inc			6.75%, 4/ 1/2015	210	145
7.75%, 2/ 1/2015 (b)	175	122	7.75%, 4/15/2016 (b)	100	69

					779

Seismic Data Collection (0.04%)
Cie Generale de Geophysique-Veritas			Steel Pipe & Tube (0.04%)
7.50%, 5/15/2015	200	124	Mueller Water Products Inc
			7.38%, 6/ 1/2017	200	136
Sovereign (0.12%)
Mexico Government International Bond			Telecommunication Equipment (0.02%)
5.52%, 1/13/2009 (f)	385	385	Nortel Networks Ltd
			9.00%, 7/15/2011 (f)	135	34
Sovereign Agency (0.02%)			10.75%, 7/15/2016 (b)	75	20

RSHB Capital SA for OJSC Russian					54

Agricultural Bank
7.13%, 1/14/2014 (b)	100	67	Telecommunication Services (0.27%)
			Fairpoint Communications Inc
Special Purpose Entity (1.12%)			13.13%, 4/ 1/2018 (b)	315	151
AES Red Oak LLC			Globo Comunicacoe e Participacoes SA
8.54%, 11/30/2019	172	152	7.25%, 4/26/2022 (b)	120	107
AGFC Capital Trust I			MasTec Inc
6.00%, 1/15/2067 (b)(f)	160	38	7.63%, 2/ 1/2017	175	132
BAE Systems Holdings Inc			Maxcom Telecomunicaciones SAB de CV
6.40%, 12/15/2011 (b)	525	535	11.00%, 12/15/2014	20	14
5.20%, 8/15/2015 (b)	575	535	Qwest Corp
Capital One Capital IV			7.88%, 9/ 1/2011	200	184
6.75%, 2/17/2037	270	123	Telcordia Technologies Inc
Independencia International Ltd			8.50%, 7/15/2012 (b)(f)	400	194
9.88%, 5/15/2015 (b)	150	83	West Corp
ING USA Global Funding Trust			9.50%, 10/15/2014	215	118

4.62%, 10/ 9/2009 (f)	700	646			900

John Hancock Global Funding II			Telephone - Integrated (2.18%)
4.32%, 4/ 3/2009 (b)(f)	950	951	BellSouth Corp
			5.20%, 9/15/2014	750	730

See accompanying notes		174

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			BONDS (continued)
Telephone - Integrated (continued)			Tools - Hand Held (0.19%)
Deutsche Telekom International Finance BV			Snap-On Inc
1.68%, 3/23/2009 (f)	$ 700 $	694	4.95%, 1/12/2010 (f)	$ 625 $	618
Koninklijke KPN NV
8.00%, 10/ 1/2010	210	212	Transport - Rail (0.17%)
Level 3 Financing Inc			CSX Transportation Inc
9.25%, 11/ 1/2014	355	206	6.25%, 1/15/2023	481	449
Qwest Capital Funding Inc			Union Pacific Railroad Co 2003 Pass Through
7.00%, 8/ 3/2009	910	892	Trust
Qwest Communications International Inc			4.70%, 1/ 2/2024	108	97

5.65%, 2/15/2009 (f)	48	48			546

7.25%, 2/15/2011	250	217	Transport - Services (0.04%)
Sprint Nextel Corp			FedEx Corp
1.87%, 6/28/2010 (f)	130	109	3.50%, 4/ 1/2009	145	145
6.00%, 12/ 1/2016	530	374
Telecom Italia Capital SA			Wire & Cable Products (0.04%)
3.67%, 2/ 1/2011 (f)	200	158	Coleman Cable Inc
5.11%, 7/18/2011 (f)	450	338	9.88%, 10/ 1/2012	200	126

5.25%, 11/15/2013	870	663	TOTAL BONDS	$ 233,353

Telefonica Emisiones SAU			SENIOR FLOATING RATE INTERESTS (1.31%)
5.98%, 6/20/2011	290	286
			Aerospace & Defense (0.03%)
3.36%, 2/ 4/2013 (a)(e)(f)	375	301
			Hawker Beechcraft Inc, Letter of Credit
5.86%, 2/ 4/2013 (e)	300	292	5.56%, 3/26/2014 (f)	12	6
Verizon Communications Inc			Hawker Beechcraft Inc, Term Loan B
5.55%, 2/15/2016	350	342	2.79%, 3/26/2014 (f)	213	109

8.75%, 11/ 1/2018	940	1,103			115

Windstream Corp
8.63%, 8/ 1/2016	280	248	Auto - Car & Light Trucks (0.11%)

		7,213	Ford Motor Co, Term Loan B

			5.00%, 12/16/2013 (f)	897	360
Television (0.14%)
Univision Communications Inc			Auto/Truck Parts & Equipment - Replacement (0.08%)
7.85%, 7/15/2011	425	223	Allison Transmission Inc, Term Loan B
Videotron Ltee			4.58%, 8/ 7/2014 (f)	487	274
6.88%, 1/15/2014	150	133
9.13%, 4/15/2018 (b)	115	107	Cable TV (0.13%)

		463	CSC Holdings Inc, Term Loan B

			2.95%, 3/30/2013 (f)(g)	499	420
Theaters (0.10%)
AMC Entertainment Inc			Cellular Telecommunications (0.15%)
11.00%, 2/ 1/2016	285	199	Alltel Holdings Corp, Term Loan B
Cinemark Inc			3.94%, 5/31/2015 (f)	495	489
0.00%, 3/15/2014 (a)(f)	140	113

		312	Commercial Services (0.06%)

Tobacco (0.59%)			Aramark Corp, Term Loan B
Altria Group Inc			3.39%, 1/26/2014 (f)	250	206
9.70%, 11/10/2018	705	762
9.95%, 11/10/2038	750	817	Data Processing & Management (0.15%)
			First Data Corporation, Term Loan B
Reynolds American Inc			3.21%, 9/24/2014 (f)	396	250
7.25%, 6/ 1/2013	415	372

			First Data Corporation, Term Loan B1

		1,951	3.21%, 12/24/2014 (f)	396	251

					501

See accompanying notes

175

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

SENIOR FLOATING RATE INTERESTS (continued)			U.S. GOVERNMENT & GOVERNMENT AGENCY
Electric - Integrated (0.16%)			OBLIGATIONS (continued)
Texas Competitive Electric Holdings			Federal Home Loan Mortgage Corporation
Company, Term Loan B3			(FHLMC) (continued)
5.36%, 10/10/2014 (f)	$ 743 $	515	5.50%, 1/ 1/2039 (h)	$ 18,185 $	18,611
			6.00%, 1/ 1/2039 (h)	5,775	5,948
Food - Confectionery (0.03%)			6.50%, 1/ 1/2039 (h)	4,115	4,273
Wrigley WM Jr Co; Term Loan B			5.50%, 3/ 1/2009	24	24
7.75%, 9/30/2014 (f)	100	96	6.50%, 4/ 1/2016	34	36
			5.00%, 5/ 1/2018	1,870	1,937
Independent Power Producer (0.03%)			5.50%, 6/ 1/2024	2,130	2,190
NRG Energy Inc, Term Loan			6.50%, 3/ 1/2029	35	37
0.00%, 2/ 1/2013 (f)(g)	33	29
			6.50%, 5/ 1/2029	51	54
NRG Energy Inc, Term Loan B
0.00%, 6/ 8/2014 (f)	67	58	7.00%, 12/ 1/2029	72	76

		87	7.50%, 4/ 1/2030	33	35

			7.00%, 6/ 1/2030	9	10
Machinery - General Industry (0.05%)			7.50%, 9/ 1/2030	21	22
Manitowoc Company Inc, Term Loan B			8.00%, 9/ 1/2030	91	97
6.50%, 4/14/2014 (f)	250	176
			7.00%, 12/ 1/2030	12	13
Medical Products (0.02%)			7.00%, 1/ 1/2031	19	20
Biomet Inc, Term Loan B			7.00%, 1/ 1/2031	6	6
4.46%, 3/25/2015 (f)(g)	100	84	7.00%, 2/ 1/2031	11	11
			6.00%, 3/ 1/2031	100	104
Money Center Banks (0.02%)			7.50%, 3/ 1/2031	88	93
BE Aerospace Inc, Term Loan B			6.00%, 4/ 1/2031	11	11
5.45%, 7/28/2014 (f)	60	53	6.50%, 4/ 1/2031	27	28
Property & Casualty Insurance (0.09%)			7.00%, 6/ 1/2031	14	15
Asurion Corp, Term Loan B			7.00%, 12/ 1/2031	155	163
7.96%, 7/ 7/2015 (f)	500	292	6.50%, 2/ 1/2032	59	61
			6.50%, 5/ 1/2032	178	186
Publishing - Periodicals (0.05%)			6.50%, 5/ 1/2032	47	49
Nielsen Finance LLC / Nielsen Finance Corp,			6.00%, 6/ 1/2032	299	310
Term Loan B			6.00%, 10/ 1/2032	233	241
4.24%, 8/ 9/2013 (f)	249	167	5.50%, 3/ 1/2033	1,485	1,524
Retail - Building Products (0.05%)			6.50%, 4/ 1/2035	99	103
HD Supply Inc, Term Loan B			5.00%, 7/ 1/2035	306	313
0.00%, 8/30/2012 (f)	200	152	5.00%, 10/ 1/2035	610	624
			6.00%, 8/ 1/2036	298	307
Satellite Telecommunications (0.10%)			5.00%, 6/ 1/2037	662	678
Telesat Canada Inc, Term Loan B			5.50%, 4/ 1/2038	547	560
6.25%, 9/ 1/2014 (f)	457	309	5.50%, 5/ 1/2038	1,175	1,203
Telesat Canada Inc, Term Loan DD			6.72%, 2/ 1/2034 (f)	12	12
4.26%, 10/31/2014 (f)	39	26

			4.65%, 8/ 1/2035 (f)	321	323
		335
			4.97%, 9/ 1/2035 (f)	788	796

TOTAL SENIOR FLOATING RATE INTERESTS	$ 4,322		6.51%, 7/ 1/2036 (f)	750	762

U.S. GOVERNMENT & GOVERNMENT AGENCY			6.49%, 10/ 1/2036 (f)	290	297
OBLIGATIONS (43.92%)			6.51%, 1/ 1/2037 (f)	573	586
Federal Home Loan Mortgage Corporation			5.63%, 2/ 1/2037 (f)	865	884
(FHLMC) (17.04%)			5.96%, 2/ 1/2037 (f)	1,094	1,123

4.50%, 1/ 1/2024 (h)	1,220	1,247
					56,276

5.00%, 1/ 1/2024 (h)	1,920	1,970
5.00%, 1/ 1/2039 (h)	8,125	8,303	Federal National Mortgage Association (FNMA) (17.03%)
			5.00%, 1/ 1/2024 (h)	1,490	1,529

See accompanying notes		176

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

U.S. GOVERNMENT & GOVERNMENT AGENCY			U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS (continued)			OBLIGATIONS (continued)
Federal National Mortgage Association (FNMA)			Federal National Mortgage Association (FNMA)
(continued)			(continued)
5.00%, 1/ 1/2039 (h)	$ 9,685 $	9,888	6.00%, 2/ 1/2038	$ 1,160 $	1,195
5.50%, 1/ 1/2039 (h)	10,085	10,337	6.50%, 2/ 1/2038	282	293
6.00%, 1/ 1/2039 (h)	10,990	11,313	6.50%, 3/ 1/2038	252	262
4.50%, 2/ 1/2039 (h)	705	711	6.50%, 5/ 1/2038	144	150

5.00%, 2/ 1/2039 (h)	800	814			56,258

6.00%, 5/ 1/2009	1	1	Government National Mortgage Association
6.00%, 7/ 1/2009	11	11	(GNMA) (3.76%)
6.00%, 7/ 1/2009	3	3	5.00%, 1/ 1/2039 (h)	635	651
6.50%, 12/ 1/2010	17	17	5.50%, 1/ 1/2039 (h)	4,270	4,397
5.50%, 6/ 1/2019	169	174	6.00%, 1/ 1/2039 (h)	465	480
5.50%, 7/ 1/2019	173	179	7.50%, 5/15/2029	66	70
5.50%, 7/ 1/2019	78	81	8.00%, 12/15/2030	21	22
5.50%, 8/ 1/2019	39	40	7.00%, 3/15/2031	45	47
5.50%, 8/ 1/2019	230	237	6.50%, 12/15/2032	1,384	1,455
5.50%, 10/ 1/2019	482	498	6.00%, 12/15/2033	150	155
5.50%, 10/ 1/2019	283	292	5.00%, 2/15/2034	2,094	2,152
4.50%, 1/ 1/2020	380	390	6.50%, 3/20/2028	27	28
5.50%, 12/ 1/2022	406	419	6.00%, 1/20/2029	166	172
4.50%, 5/ 1/2023	2,784	2,850	6.50%, 5/20/2029	21	22
6.00%, 5/ 1/2031	38	39	6.00%, 7/20/2029	32	33
6.50%, 8/ 1/2031	80	84	5.50%, 12/20/2033	1,108	1,145
7.00%, 2/ 1/2032	66	70	5.50%, 5/20/2035	156	160
6.50%, 3/ 1/2032	51	53	6.00%, 12/20/2036	1,390	1,433

5.50%, 7/ 1/2033	3,151	3,238			12,422

4.22%, 6/ 1/2034 (f)	185	186	U.S. Treasury (5.19%)
3.95%, 7/ 1/2034 (f)	9	9	4.25%, 11/15/2014	2,550	2,950
4.32%, 7/ 1/2034 (f)	92	93	8.13%, 8/15/2019	1,600	2,365
4.29%, 12/ 1/2034 (f)	273	276	6.00%, 2/15/2026	6,575	9,176
4.58%, 3/ 1/2035 (f)	317	318	4.50%, 2/15/2036	2,000	2,657

5.00%, 7/ 1/2035	284	290			17,148

5.00%, 7/ 1/2035	482	493
5.07%, 8/ 1/2035 (f)	710	719	U.S. Treasury Inflation-Indexed Obligations (0.90%)
5.70%, 2/ 1/2036 (f)	249	254	2.00%, 1/15/2014	3,135	2,971

4.50%, 3/ 1/2036 (f)	846	801	TOTAL U.S. GOVERNMENT & GOVERNMENT
			AGENCY OBLIGATIONS	$ 145,075

6.50%, 4/ 1/2036	180	187
6.00%, 5/ 1/2036	218	224	SHORT TERM INVESTMENTS (4.58%)
5.77%, 6/ 1/2036 (f)	95	96	Commercial Paper (4.58%)
6.50%, 8/ 1/2036	289	301	Investment in Joint Trade Account; HSBC
			Funding
6.50%, 8/ 1/2036	563	586	0.05%, 1/ 2/2009	$ 7,563 $	7,563
5.50%, 1/ 1/2037 (f)	2,313	2,352	Investment in Joint Trading Account;
6.50%, 1/ 1/2037	522	542	Prudential Funding
5.50%, 2/ 1/2037	123	126	0.05%, 1/ 2/2009	7,564	7,564

5.47%, 3/ 1/2037 (f)	533	563			15,127

5.74%, 5/ 1/2037 (f)	825	844	TOTAL SHORT TERM INVESTMENTS	$ 15,127

6.19%, 5/ 1/2037 (f)	840	863
6.50%, 7/ 1/2037	318	331
6.50%, 7/ 1/2037	419	435
6.50%, 1/ 1/2038	193	201

See accompanying notes

177

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2008

	Principal		Other Assets Summary (unaudited)

Amount		Value	Asset Type	Percent

(000's)		(000's)	Credit Default Swaps	0.08%

REPURCHASE AGREEMENTS (0.82%)
Money Center Banks (0.82%)
Investment in Joint Trading Account; Bank
of America Repurchase Agreement; 0.01%
dated 12/31/2008 maturing 01/02/2009
(collateralized by US Treasury Note;
$2,754,000; 1.75%; dated 11/15/11)	$ 2,700 $	2,700

TOTAL REPURCHASE AGREEMENTS		$ 2,700

Total Investments		$ 409,448
Liabilities in Excess of Other Assets, Net - (23.95)%		(79,118)

TOTAL NET ASSETS - 100.00%		$ 330,330

(a) Non-Income Producing Security
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $25,955 or 7.86% of net assets.
(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $727 or 0.22% of net assets.
(d) Security is Illiquid
(e) Security purchased on a when-issued basis.
(f) Variable Rate. Rate shown is in effect at December 31, 2008.
(g)	This Senior Floating Rate Note will settle after December 31, 2008, at which time the interest rate will be determined.
(h)	Security was purchased in a "to-be-announced" ("TBA") transaction.
See Notes to Financial Statements.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation		$ 8,078
Unrealized Depreciation		(104,107)

Net Unrealized Appreciation (Depreciation)		(96,029)
Cost for federal income tax purposes		505,477
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector		Percent

Mortgage Securities		58.36%
Financial		25.22%
Asset Backed Securities		9.34%
Communications		7.68%
Government		6.28%
Consumer, Non-cyclical		4.50%
Energy		3.12%
Utilities		2.96%
Consumer, Cyclical		2.19%
Industrial		2.18%
Basic Materials		1.26%
Technology		0.70%
Diversified		0.16%
Liabilities in Excess of Other Assets, Net		(23.95%)

TOTAL NET ASSETS		100.00%

See accompanying notes

178

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2008

Credit Default Swaps

						Unrealized
		Buy/Sell	(Pay)/Receive	Expiration	Notional	Appreciation/
Counterparty (Issuer)	Reference Entity	Protection	Fixed Rate	Date	Amount	(Depreciation)

Deutsche Bank AG	CDX.NA.IG.10	Sell	(1.55)%	06/20/2013 $	5,856	$ (128)
Merrill Lynch	CDX.NA.IG.10	Sell	(1.55)%	06/20/2013	5,856	(148)

All dollar amounts are shown in thousands (000's)

See accompanying notes

179

Schedule of Investments
Diversified International Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (97.54%)			COMMON STOCKS (continued)
Advertising Sales (0.06%)			Auto/Truck Parts & Equipment - Original
Teleperformance	5,898 $	165	(continued)
			Landi Renzo SpA	15,476 $	73

Advertising Services (0.03%)					402

Aegis Group PLC	72,393	79	Auto/Truck Parts & Equipment - Replacement (0.03%)
			Weichai Power Co Ltd	52,800	100
Aerospace & Defense (0.86%)
BAE Systems PLC	249,925	1,360	Beverages - Non-Alcoholic (0.10%)
Finmeccanica SpA	63,692	987	Fomento Economico Mexicano SAB de CV	93,725	280
VT Group PLC	18,333	148

		2,495	Beverages - Wine & Spirits (0.03%)

Aerospace & Defense Equipment (0.43%)			Central European Distribution Corp (a)	4,750	94
Cobham PLC	388,478	1,161	Bicycle Manufacturing (0.34%)
Zodiac SA	1,850	68	Shimano Inc	24,700	972

		1,229

Agricultural Chemicals (0.89%)			Brewery (0.57%)
Agruim Inc (a)	30,500	1,024	Anheuser-Busch InBev NV	58,589	1,361
Syngenta AG	7,936	1,542	Cia de Bebidas das Americas ADR	2,269	100

		2,566	Hite Brewery Co Ltd (a)	1,462	194

					1,655

Agricultural Operations (0.03%)
Hokuto Corp	2,600	74	Building - Heavy Construction (0.63%)
			ACS Actividades de Construccion y
Airlines (0.20%)			Servicios SA	39,503	1,834
British Airways PLC	191,638	507
easyJet PLC (a)	15,620	64	Building - Maintenance & Service (0.34%)

			Aeon Delight Co Ltd	4,800	139
		571

			Babcock International Group	124,118	856

Apparel Manufacturers (0.03%)					995

Benetton Group SpA	9,081	79
			Building - Residential & Commercial (0.04%)
Appliances (0.03%)			Desarrolladora Homex SAB de CV ADR (a)	3,563	81
SEB SA	3,003	90	Persimmon PLC	13,304	45

					126

Applications Software (0.23%)			Building & Construction - Miscellaneous (0.97%)
Check Point Software Technologies Ltd (a)	13,517	257	Balfour Beatty PLC	166,753	807
Infosys Technologies Ltd ADR	14,271	350	Bouygues SA	23,323	989
NSD CO LTD	5,800	46	Hochtief AG	17,472	867

		653	Koninklijke Boskalis Westminster NV	3,070	72

Athletic Footwear (0.03%)			Maeda Corp	15,000	61

Puma AG Rudolf Dassler Sport	452	88			2,796

Audio & Video Products (0.02%)			Building & Construction Products -
			Miscellaneous (0.04%)
Foster Electric Co Ltd	7,689	60	Bauer AG	2,552	106

Auto - Car & Light Trucks (1.56%)			Building Products - Cement & Aggregate (0.06%)
Daihatsu Motor Co Ltd	74,000	654	Adelaide Brighton Ltd	56,662	84
Honda Motor Co Ltd	92,700	1,974	Cemex SAB de CV (a)	111,609	101

Toyota Motor Corp	56,433	1,866			185

		4,494

			Building Products - Doors & Windows (0.34%)
Auto/Truck Parts & Equipment - Original (0.14%)			Nippon Sheet Glass Co Ltd	295,000	977
Hyundai Mobis (a)	6,438	329

See accompanying notes		180

Schedule of Investments
Diversified International Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Cable TV (0.25%)			Commercial Banks (continued)
SKY Perfect JSAT Holdings Inc	1,458 $	713	Industrial and Commercial Bank of China Ltd	807,000 $	428
			Intesa Sanpaolo SpA	556,149	2,020
Cellular Telecommunications (2.17%)			Komercni Banka AS	2,124	346
Advanced Info Service PCL (a)(b)	121,200	274	Laurentian Bank of Canada	2,500	70
America Movil SAB de CV ADR	18,740	581	Nordea Bank AB	211,800	1,510
China Mobile Ltd	81,785	830	Oversea-Chinese Banking Corp Ltd	353,000	1,227
China Unicom Hong Kong Ltd	116,970	142	Royal Bank of Canada (a)	56,000	1,638
Mobile Telesystems OJSC ADR	6,393	171	Sberank RF GDR (a)(b)	1,011	144
MTN Group Ltd	35,459	418	Seven Bank Ltd	262	1,001
NTT DoCoMo Inc	1,152	2,267	Siam Commercial Bank Public (a)(b)	80,900	114
Taiwan Mobile Co Ltd	49,000	73	Standard Bank Group Ltd	21,301	192
Vodafone Group PLC	740,066	1,515	State Bank of India Ltd	3,780	208

		6,271	Suruga Bank Ltd	73,000	725

Chemicals - Diversified (0.33%)			Svenska Handelsbanken AB	54,770	906
Nippon Soda Co Ltd	17,000	68	Torinto Dominion Bank (a)	39,700	1,397
Nufarm Ltd	92,428	682	Turkiye Is Bankasi	73,244	200
Tessenderlo Chemie NV	2,303	70	Turkiye Vakiflar Bankasi Tao	121,516	94
Tokuyama Corp	7,000	59	Unibanco - Uniao de Bancos Brasileiros SA
Wacker Chemie AG	672	70	ADR	2,777	179

		949	UniCredito Italiano SpA	126,074	321

			United Overseas Bank Ltd	195,000	1,762

Chemicals - Other (0.03%)					26,295

Nippon Carbon Co Ltd	31,271	95
			Commercial Services (0.18%)
Chemicals - Specialty (0.30%)			Aggreko PLC	79,489	519
Lintec Corp	6,510	91
SGL Carbon AG (a)	23,678	785	Computer Data Security (0.25%)

		876	Gemalto NV (a)	29,260	736

Coal (0.13%)			Computer Services (0.02%)
Banpu Public Co Ltd (a)(b)	20,300	137	Alten Ltd (a)	2,675	57
China Shenhua Energy Co Ltd	60,500	130
Felix Resources Ltd	6,305	39	Computers (0.13%)
Tambang Batubara Bukit Asam Tbk PT	90,500	58	Acer Inc	101,195	132

		364	HTC Corp	15,000	151

			Quanta Computer Inc	78,000	83

Commercial Banks (9.11%)
					366

ABSA Group Ltd	9,724	114
Alpha Bank AE	82,191	769	Computers - Integrated Systems (0.02%)
Axis Bank Ltd	17,489	181	Ingenico	3,602	56
Banco Bilbao Vizcaya Argentaria SA	175,113	2,170
Banco do Brasil SA	43,457	274	Computers - Peripheral Equipment (0.02%)
Banco Santander SA	359,138	3,470	Ferrotec Corp	5,000	63
Bangkok Bank Public Co (a)(b)	63,900	129	Consulting Services (0.04%)
Bank Mandiri Persero Tbk PT	515,000	98	Bureau Veritas SA	2,763	111
Bank of China Ltd	469,000	129
Bank of Kyoto Ltd/The	128,000	1,435	Cosmetics & Toiletries (0.02%)
Bank Rakyat Indonesia	586,000	249	Oriflame Cosmetics SA	2,292	67
China Construction Bank Corp	1,011,000	563
DnB NOR ASA	306,600	1,217	Distribution & Wholesale (0.03%)
Hang Seng Bank Ltd	76,900	1,015	Hanwa Co Ltd	29,000	92

See accompanying notes

181

Schedule of Investments
Diversified International Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Diversified Banking Institutions (3.25%)			Electric - Generation (continued)
Barclays PLC	248,006 $	564	TGK-11 OAO (a)(c)	1,600 $	-

HSBC Holdings PLC	451,140	4,415			381

Mitsubishi UFJ Financial Group Inc	233,900	1,470	Electric - Integrated (2.57%)
Societe Generale	33,658	1,708	Atco Ltd	4,400	135
UBS AG	83,880	1,220	Cia Paranaense de Energia	20,587	212

		9,377	E.ON AG	81,160	3,161

Diversified Financial Services (0.37%)			Fortum Oyj	53,641	1,166
Chinatrust Financial Holding Co Ltd	528,000	226	Public Power Corp SA	44,445	714
Fubon Financial Holding Co Ltd	550,000	404	RWE AG	21,347	1,879
Hitachi Capital Corp	9,685	121	Tenaga Nasional BHD	76,400	139
International Personal Finance	38,087	77	Territorial Generating Co No 1 (a)	1,600	-
KB Financial Group Inc (a)	4,369	117	TGK-10 OAO (a)	1,600	2
SinoPac Financial Holdings Co Ltd	579,000	128	TGK-14 (a)	1,600	-

		1,073	TGK-2 (a)	1,600	-

Diversified Manufacturing Operations (0.36%)					7,408

Smiths Group PLC	75,210	966	Electric - Transmission (0.34%)
Ten Cate NV	3,630	82	Federal Grid Co Unified Energy System JSC	1,600	-

		1,048	(a)(c)

			Terna Rete Elettrica Nazionale SpA	300,032	990

Diversified Minerals (2.05%)					990

Anglo American PLC	79,728	1,861
Anglo American PLC	6,102	140	Electric Products - Miscellaneous (0.49%)
BHP Billiton Ltd	120,135	2,552	LG Electronics Inc	2,306	140
BHP Billiton PLC	62,374	1,210	Mitsubishi Electric Corp	176,000	1,103
Iluka Resources Ltd	22,830	74	Vossloh AG	1,478	164

Mitsui Mining Co Ltd	47,500	71			1,407

		5,908	Electronic Components - Miscellaneous (0.18%)

Diversified Operations (2.17%)			Chemring Group PLC	4,296	121
GEA Group AG	51,196	877	Hon Hai Precision Industry Co Ltd	84,453	167
Groupe Bruxelles Lambert SA	18,110	1,451	Hosiden Corp	6,700	106
Hutchison Whampoa Ltd	248,000	1,252	Nissha Printing Co Ltd	2,700	107
Inmarsat PLC	107,819	741	Samsung SDI Co Ltd	668	30

KOC Holding AS (a)	89,506	152			531

LG Corp (a)	7,123	247	Electronic Components - Semiconductors (0.25%)
Mitie Group	37,893	113	MediaTek Inc	38,000	257
Noble Group Ltd	1,115,200	799	Samsung Electronics Co Ltd	1,262	460

Shanghai Industrial Holdings Ltd	78,000	180			717

Wharf Holdings Ltd	166,356	460

			E-Marketing & Information (0.03%)

		6,272	CyberAgent Inc	139	86

E-Commerce - Services (0.55%)
Rakuten Inc (a)	2,496	1,589	Energy (0.04%)
			Centennial Coal Company Ltd	47,608	112
Electric - Generation (0.13%)
CEZ	5,427	231	Engineering - Research & Development Services (0.08%)
Huaneng Power International Inc	206,000	150	Imtech NV	4,914	83
Inter Rao Ues OAO (a)(c)	1,600	-	Toyo Engineering Corp	29,000	90
OGK-3 OJSC	1,600	-	WSP Group PLC	15,540	46

					219

See accompanying notes		182

Schedule of Investments
Diversified International Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Enterprise Software & Services (0.46%)			Food - Retail (1.37%)
Autonomy Corp PLC (a)	70,852 $	986	Cia Brasileira de Distribuicao Grupo Pao de
Aveva Group PLC	5,399	45	Acucar ADR	5,225 $	144
Hitachi Software Engineering Co Ltd	6,700	104	Colruyt SA	4,973	1,068
Open Text Corp (a)	2,900	87	Jeronimo Martins SGPS SA	159,296	885
Temenos Group AG (a)	8,459	114	Koninklijke Ahold NV	146,369	1,804

		1,336	X 5 Retail Group NV (a)	7,365	64

					3,965

Entertainment Software (0.81%)
Konami Corp	39,500	1,024	Forestry (0.17%)
Square Enix Co Ltd	21,500	694	Sino-Forest Corp (a)	62,400	499
UBISOFT Entertainment (a)	32,056	629

		2,347	Gas - Distribution (1.02%)

			GDF Suez	55,193	2,740
Feminine Health Care Products (0.09%)			Korea Gas Corp (a)	4,153	192

Hengan International Group Co Ltd	83,000	268			2,932

Finance - Consumer Loans (0.40%)			Gold Mining (1.60%)
Promise Co Ltd	43,250	1,097	Barrick Gold Corp. (a)	84,600	3,064
Provident Financial Plc	4,474	56	Harmony Gold Mining Co Ltd (a)	8,457	91

		1,153	Newcrest Mining Ltd	53,529	1,274

			Randgold Resources Ltd	2,005	87
Finance - Credit Card (0.37%)			Red Back Mining Inc (a)	14,765	103

Aeon Credit Service Co Ltd	60,300	636			4,619

Orient Corp	63,500	70
Redecard SA	23,130	255	Import & Export (1.82%)
Samsung Card Co	3,340	99	ITOCHU Corp	230,000	1,160

		1,060	Marubeni Corp	271,000	1,038

			Mitsubishi Corp	105,200	1,490
Finance - Investment Banker & Broker (0.30%)			Sumitomo Corp	176,200	1,563

Mediobanca SpA	81,240	836			5,251

Van der Moolen Holding NV (a)	9,244	28

		864	Industrial Gases (0.42%)

			Air Water Inc	13,000	116
Finance - Other Services (0.33%)			Linde AG	13,192	1,112

Grupo Financiero Banorte SAB de CV	64,800	117			1,228

IG Group Holdings PLC	196,132	736
Japan Securities Finance Co Ltd	20,400	100	Instruments - Controls (0.02%)

		953	Rotork PLC	5,263	61

Fisheries (0.23%)			Internet Application Software (0.10%)
Toyo Suisan Kaisha Ltd	23,000	663	Tencent Holdings Ltd	43,156	280

Food - Catering (0.50%)			Internet Content - Information & News (0.06%)
Compass Group PLC	287,324	1,433	Kakaku.com Inc	46	179

Food - Miscellaneous/Diversified (3.12%)			Investment Companies (0.60%)
Fuji Oil Co Ltd	9,300	132	Eurazeo	1,489	70
Maruha Nichiro Holdings Inc	49,000	83	Investor AB	102,883	1,569
Nestle SA	155,082	6,141	Pargesa Holding SA	1,413	95

Nisshin Oillio Group Ltd/The	15,000	87			1,734

Nutreco Holding NV	3,478	114
Tiger Brands Ltd	8,523	132	Leisure & Recreation Products (0.04%)
			Fields Corp	76	124
Unilever PLC	101,531	2,332

		9,021

See accompanying notes

183

Schedule of Investments
Diversified International Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Life & Health Insurance (1.09%)			Metal - Copper (0.06%)
China Life Insurance Co Ltd	145,000 $	446	Antofagasta PLC	28,887 $	181
Power Corp Of Canada	58,700	1,066
Sanlam Ltd	138,998	255	Metal Processors & Fabrication (0.08%)
T&D Holdings Inc	32,300	1,367	Jiangxi Copper Co Ltd	196,000	145

		3,134	Norddeutsche Affinerie AG	1,902	75

					220

Machinery - Electrical (0.03%)
Konecranes Oyj	5,076	88	Miscellaneous Manufacturers (0.02%)
			Faiveley SA	1,043	70
Machinery - Farm (0.04%)
Iseki & Co Ltd	36,000	112	Mortgage Banks (0.03%)
			Home Capital Group Inc	6,300	101
Machinery - General Industry (0.06%)
Bucher Industries AG	1,073	109	Multi-Line Insurance (2.27%)
STX Engine Co Ltd (a)	4,760	62	ACE Ltd	16,102	852

		171	Baloise Holding AG	21,597	1,631

			Ping An Insurance Group Co of China Ltd	18,169	89
Machinery Tools & Related Products (0.02%)			Sampo Oyj	92,188	1,745
Meyer Burger Technology AG (a)	439	51	Zurich Financial Services AG	10,234	2,236

Medical - Biomedical/Gene (0.39%)					6,553

CSL Ltd/Australia	47,747	1,126	Multimedia (1.10%)
			Informa PLC	19,988	71
Medical - Drugs (9.29%)			Vivendi	95,725	3,120

Actelion Ltd (a)	20,811	1,177			3,191

Astellas Pharma Inc	34,600	1,416
AstraZeneca PLC	73,034	2,988	Non-Ferrous Metals (0.03%)
China Pharmaceutical Group Ltd	482,000	170	Korea Zinc Co Ltd (a)	1,284	77
Cipla Ltd/India	44,880	173	Office Automation & Equipment (0.23%)
GlaxoSmithKline PLC	148,484	2,761	Neopost SA	7,290	662
Grifols SA	52,461	919
Hisamitsu Pharmaceutical Co Inc	20,800	850	Oil - Field Services (0.41%)
Mitsubishi Tanabe Pharma Corp	91,000	1,374	Fugro NV	17,714	509
Nichi-iko Pharmaceutical Co Ltd	3,200	99	John Wood Group PLC	220,734	602
Novartis AG	94,220	4,719	Petrofac Ltd	14,519	73

Novo Nordisk A/S	36,750	1,896			1,184

Roche Holding AG	29,596	4,582	Oil & Gas Drilling (0.35%)
Sanofi-Aventis SA	6,136	393	Precision Drilling Trust (a)	51,100	417
Shire PLC	73,521	1,083	Seadrill Ltd	73,443	598

Takeda Pharmaceutical Co Ltd	42,500	2,215			1,015

		26,815

			Oil Company - Exploration & Production (1.61%)
Medical - Generic Drugs (0.26%)			Birchcliff Energy Ltd (a)	8,500	35
Teva Pharmaceutical Industries Ltd ADR	17,652	751	Canadian Oil Sands Trust	25,400	434
Medical - Nursing Homes (0.04%)			CNOOC Ltd	516,000	491
Orpea (a)	3,248	118	Crescent Point Energy Trust (a)	5,915	115
			EnCana Corp (a)	35,258	1,627
Medical Products (0.10%)			JKX Oil & Gas PLC	14,497	39
Hogy Medical Co Ltd	2,000	137	Oao Gazprom (a)(b)(d)	3,832	136
SSL International PLC	22,970	165	Oao Gazprom (a)	38,944	555

		302	Origin Energy Ltd	93,609	1,056

See accompanying notes		184

Schedule of Investments
Diversified International Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Oil Company - Exploration & Production			Property & Casualty Insurance (continued)
(continued)			Mitsui Sumitomo Insurance Group Holdings
PTT Exploration & Production Public			Inc	56,900 $	1,809
Company Ltd (a)(b)	19,200 $	59	QBE Insurance Group Ltd	73,117	1,321
TriStar Oil and Gas Ltd (a)	12,000	111	RSA Insurance Group PLC	704,370	1,404

		4,658	Tokio Marine Holdings Inc	64,700	1,917

Oil Company - Integrated (6.45%)					8,975

BG Group PLC	215,599	2,984	Publishing - Books (0.42%)
BP PLC	518,855	4,005	Reed Elsevier NV	102,431	1,218
China Petroleum & Chemical Corp	520,000	320
ENI SpA	111,001	2,671	Real Estate Management & Services (0.59%)
LUKOIL ADR	10,764	356	Deutsche Euroshop AG	3,610	125
PetroChina Co Ltd	557,199	495	Mitsubishi Estate Co Ltd	90,000	1,487
Petroleo Brasileiro SA ADR	29,227	716	PSP Swiss Property AG (a)	1,765	88

Royal Dutch Shell PLC - A shares	100,417	2,638			1,700

Royal Dutch Shell PLC - B shares	54,479	1,381
			Real Estate Operator & Developer (1.36%)
Sasol Ltd	15,069	458	Brookfield Asset Management Inc (a)	79,804	1,199
Total SA	47,315	2,602

			Cheung Kong Holdings Ltd	120,000	1,145
		18,626	Cyrela Brazil Realty SA	17,800	70

Oil Field Machinery & Equipment (0.02%)			Mitsui Fudosan Co Ltd	90,000	1,501

Wellstream Holdings PLC	10,361	53			3,915

Oil Refining & Marketing (0.11%)			Reinsurance (0.17%)
Reliance Industries Ltd (d)	3,044	157	Muenchener Rueckversicherungs AG	3,165	482
Tupras-Turkiye Petrol Rafinerileri AS	16,242	172

			REITS - Diversified (0.13%)
		329	Eurocommercial Properties NV	3,211	108

Paper & Related Products (0.04%)			Gecina SA	1,025	71
Mitsubishi Paper Mills Ltd	27,000	64	Suntec Real Estate Investment Trust	139,238	69
Norske Skogindustrier ASA	21,610	43	Wereldhave NV	1,478	131

		107			379

Petrochemicals (0.01%)			REITS - Office Property (0.05%)
PTT Chemical PLC (a)(b)	32,200	30	DA Office Investment Corp	27	59
			Orix JREIT Inc	19	90

Pipelines (0.42%)					149

TransCanada Corp (a)	45,200	1,215
			REITS - Shopping Centers (0.06%)
Platinum (0.02%)			Vastned Retail NV	3,343	168
Impala Platinum Holdings Ltd	4,646	69
			Retail - Apparel & Shoe (0.77%)
Power Converter & Supply Equipment (0.02%)			Fast Retailing Co Ltd	15,164	2,225
Chloride Group PLC	22,098	46
			Retail - Automobile (0.05%)
Property & Casualty Insurance (3.11%)			PT Astra International Tbk	136,000	134
Amlin PLC	125,481	652
Beazley Group PLC	72,037	143	Retail - Bookstore (0.03%)
Catlin Group Ltd	11,524	73	WH Smith PLC	17,014	89
Dongbu Insurance Co Ltd	14,630	174
			Retail - Building Products (0.05%)
Fairfax Financial Holdings Ltd (a)	4,200	1,327	Kohnan Shoji Co Ltd	10,300	138
Hiscox Ltd	17,712	88
Lancashire Holdings Ltd	10,913	67

See accompanying notes		185

Schedule of Investments
Diversified International Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Retail - Computer Equipment (0.20%)			Soap & Cleaning Products (0.62%)
Game Group PLC	319,925 $	593	Hindustan Unilever Ltd	21,849 $	113
			Reckitt Benckiser Group PLC	45,020	1,687

Retail - Consumer Electronics (0.05%)					1,800

JB Hi-Fi Ltd	13,858	94
K's Holdings Corp	3,800	64	Steel - Producers (0.50%)

		158	Angang Steel Co Ltd	78,000	88

			ArcelorMittal	27,168	655
Retail - Convenience Store (1.42%)			Dongkuk Steel Mill Co Ltd	5,960	132
Alimentation Couche Tard Inc	42,200	494	Evraz Group SA (b)	8,307	72
Circle K Sunkus Co Ltd	5,700	103	Godo Steel Ltd	27,000	76
FamilyMart Co Ltd	41,300	1,793	POSCO ADR	5,782	435

Lawson Inc	29,700	1,713			1,458

		4,103

			Steel - Specialty (0.21%)
Retail - Major Department Store (0.04%)			Hitachi Metals Ltd	128,000	595
David Jones Ltd	47,984	107
			Telecommunication Services (0.89%)
Retail - Miscellaneous/Diversified (0.56%)			Bharti Airtel Ltd (a)	15,975	236
Massmart Holdings Ltd	13,102	120	Cable & Wireless PLC	561,198	1,269
Seven & I Holdings Co Ltd	43,600	1,499	Chunghwa Telecom Co Ltd	219,990	354

		1,619	Digi.Com BHD	35,200	222

Retail - Pubs (0.01%)			Telefonica O2 Czech Republic AS	9,265	213
Enterprise Inns Plc	41,373	33	Telekomunikacja Polska SA	30,028	195
			Telenet Group Holding NV (a)	4,758	82

Rubber - Tires (0.02%)					2,571

Yokohama Rubber Co Ltd/The	12,000	60
			Telephone - Integrated (6.42%)
Rubber & Plastic Products (0.09%)			Bezeq Israeli Telecommunication Corp Ltd	130,430	214
Ansell Ltd	19,095	167	Deutsche Telekom AG	139,897	2,087
Kureha Corp	20,000	100	France Telecom SA	84,011	2,342

		267	KDDI Corp	211	1,507

			Koninklijke (Royal) KPN NV	167,737	2,439
Rubber & Vinyl (0.04%)			KT Corp	9,200	274
TSRC Corp	149,000	112
			Nippon Telegraph & Telephone Corp (b)	508	2,623
Satellite Telecommunications (0.28%)			Softbank Corp	94,600	1,718
Eutelsat Communications	34,764	821	Tele Norte Leste Participacoes SA ADR	14,867	207
			Telefonica SA	155,701	3,514
Schools (0.37%)			Telstra Corp Ltd	600,051	1,606

Benesse Corp	24,400	1,068			18,531

Security Services (0.41%)			Television (0.02%)
G4S PLC	355,879	1,060	Modern Times Group AB	3,100	68
Prosegur Cia de Seguridad SA	3,817	127	Tobacco (2.26%)

		1,187	British American Tobacco PLC	84,249	2,198

Semiconductor Component - Integrated Circuits (0.17%)			Imperial Tobacco Group PLC	72,223	1,929
Taiwan Semiconductor Manufacturing Co Ltd	357,205	487	Japan Tobacco Inc	617	2,043
			KT&G Corp	5,419	343

Shipbuilding (0.07%)					6,513

Hanjin Heavy Industries & Construction Co
Ltd (a)	9,060	213	Toys (1.06%)
			Nintendo Co Ltd	8,000	3,057

See accompanying notes

186

Schedule of Investments
Diversified International Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			PREFERRED STOCKS (continued)
Transport - Marine (0.33%)			Electric - Integrated (0.10%)
China COSCO Holdings Co Ltd	155,500 $	110	Cia Energetica de Minas Gerais	20,767 $	283
Euronav NV	2,644	36
Inui Steamship Co Ltd	11,300	86	Investment Companies (0.00%)
Mitsui OSK Lines Ltd	108,000	667	Lereko Mobility Pty Ltd	1,113	4
Pacific Basin Shipping Ltd	143,000	66

			Steel - Producers (0.13%)
		965

			Gerdau SA	23,831	154
Transport - Rail (0.84%)			Usinas Siderurgicas de Minas Gerais SA	20,472	233

East Japan Railway Co (b)	209	1,588			387

MTR Corp	354,500	826

		2,414	TOTAL PREFERRED STOCKS	$ 1,842

				Principal
Transport - Services (0.74%)
				Amount	Value
Firstgroup Plc	111,301	704		(000's)	(000's)

Koninklijke Vopak NV	2,858	109
			SHORT TERM INVESTMENTS (1.64%)
Viterra Inc (a)	170,531	1,312	Commercial Paper (1.64%)

		2,125	Investment in Joint Trade Account; HSBC

Transport - Truck (0.04%)			Funding
Hitachi Transport System Ltd	7,900	119	0.05%, 1/ 2/2009	$ 2,370 $	2,370
			Investment in Joint Trading Account;
Travel Services (0.02%)			Prudential Funding
			0.05%, 1/ 2/2009	2,369	2,369

Thomas Cook Group PLC	20,829	53
					4,739

Venture Capital (0.15%)			TOTAL SHORT TERM INVESTMENTS	$ 4,739

3i Group PLC	109,848	430	Total Investments	$ 288,249
Water (0.04%)			Other Assets in Excess of Liabilities, Net - 0.18%		510

Northumbrian Water Group PLC	30,755	105	TOTAL NET ASSETS - 100.00%	$ 288,759

Water Treatment Systems (0.35%)
Kurita Water Industries Ltd	37,000	1,000	(a) Non-Income Producing Security
			(b)	Market value is determined in accordance with procedures established in
Web Portals (0.18%)			good faith by the Board of Directors. At the end of the period, the value
			of these securities totaled $5,306 or 1.84% of net assets.
Iliad SA	755	65	(c) Security is Illiquid
LG Dacom Corp	8,510	137	(d)	Security exempt from registration under Rule 144A of the Securities Act
Netease.com ADR (a)	4,824	107	of 1933. These securities may be resold in transactions exempt from
NHN Corp (a)	786	83	registration, normally to qualified institutional buyers. Unless otherwise
So-net Entertainment Corp	53	134	indicated, these securities are not considered illiquid. At the end of the

			period, the value of these securities totaled $293 or 0.10% of net assets.
		526

TOTAL COMMON STOCKS	$ 281,668		Unrealized Appreciation (Depreciation)

			The net federal income tax unrealized appreciation (depreciation) and federal tax cost
PREFERRED STOCKS (0.64%)			of investments held by the account as of the period end were as follows:
Commercial Banks (0.12%)
Banco Itau Holding Financeira SA	30,067	336	Unrealized Appreciation	$ 12,605
			Unrealized Depreciation		(104,654)

Diversified Minerals (0.22%)			Net Unrealized Appreciation (Depreciation)		(92,049)
Cia Vale do Rio Doce	60,956	624	Cost for federal income tax purposes		380,298
			All dollar amounts are shown in thousands (000's)
Electric - Distribution (0.07%)
Eletropaulo Metropolitana Eletricidade de
Sao Paulo SA	18,978	208

See accompanying notes

187

Schedule of Investments
Diversified International Account
December 31, 2008
Portfolio Summary (unaudited)

Country	Percent

Japan	23.21%
United Kingdom	17.44%
Switzerland	8.50%
France	6.12%
Canada	6.05%
Spain	4.17%
Germany	4.11%
Netherlands	3.77%
Australia	3.57%
Italy	2.76%
Hong Kong	2.65%
United States	1.67%
Belgium	1.41%
Sweden	1.40%
Brazil	1.38%
Korea, Republic Of	1.29%
China	1.24%
Singapore	1.06%
Finland	1.04%
Taiwan, Province Of China	0.89%
Denmark	0.66%
South Africa	0.64%
Greece	0.51%
Russian Federation	0.49%
India	0.49%
Norway	0.44%
Israel	0.42%
Mexico	0.40%
Portugal	0.31%
Bermuda	0.29%
Luxembourg	0.28%
Czech Republic	0.27%
Thailand	0.26%
Turkey	0.21%
Indonesia	0.19%
Malaysia	0.13%
Poland	0.07%
Jersey, Channel Islands	0.03%
Other Assets in Excess of Liabilities, Net	0.18%

TOTAL NET ASSETS	100.00%

See accompanying notes

188

Schedule of Investments
Equity Income Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (92.74%)			COMMON STOCKS (continued)
Aerospace & Defense (0.53%)			Diversified Manufacturing Operations (3.34%)
General Dynamics Corp	31,000 $	1,785	General Electric Co	138,300 $	2,241
			Honeywell International Inc	68,100	2,236
Agricultural Operations (1.06%)			Parker Hannifin Corp	84,400	3,590
Archer-Daniels-Midland Co	125,200	3,609	Siemens AG ADR	23,200	1,757
			Tyco International Ltd	69,800	1,508

Apparel Manufacturers (0.68%)
					11,332

VF Corp	42,200	2,311
			Diversified Minerals (0.52%)
Applications Software (1.28%)			BHP Billiton Ltd ADR	41,100	1,763
Microsoft Corp	222,600	4,327
			Electric - Integrated (4.92%)
Auto - Car & Light Trucks (0.83%)			FPL Group Inc	131,200	6,603
Daimler AG	73,322	2,807	Progress Energy Inc	160,900	6,412
			Xcel Energy Inc	197,000	3,654

Auto - Medium & Heavy Duty Trucks (0.49%)					16,669

Paccar Inc	58,600	1,676
			Electric Products - Miscellaneous (1.13%)
Auto/Truck Parts & Equipment - Original (0.31%)			Emerson Electric Co	104,890	3,840
Johnson Controls Inc	58,000	1,053
			Electronic Components - Semiconductors (2.56%)
Beverages - Non-Alcoholic (1.22%)			Intel Corp	489,600	7,178
Coca-Cola Co/The	91,500	4,142	Microchip Technology Inc	76,200	1,488

					8,666

Beverages - Wine & Spirits (0.55%)
Diageo PLC ADR	32,800	1,861	Electronics - Military (1.10%)
			L-3 Communications Holdings Inc	50,600	3,733
Brewery (0.43%)
Molson Coors Brewing Co	29,800	1,458	Fiduciary Banks (3.09%)
			Bank of New York Mellon Corp/The	243,275	6,892
Cellular Telecommunications (0.87%)			State Street Corp	91,000	3,579

Vodafone Group PLC ADR	144,600	2,956			10,471

			Food - Miscellaneous/Diversified (2.54%)
Chemicals - Diversified (1.18%)			Cadbury PLC ADR	96,200	3,431
Bayer AG ADR	29,600	1,758	Kraft Foods Inc	192,576	5,171

EI Du Pont de Nemours & Co	89,300	2,259			8,602

		4,017

			Food - Retail (0.46%)
Commercial Banks (1.29%)			Safeway Inc	65,600	1,559
BB&T Corp	159,385	4,377
			Forestry (0.64%)
Commercial Services - Finance (0.59%)			Weyerhaeuser Co	70,900	2,170
Automatic Data Processing Inc	50,500	1,987
			Gas - Distribution (1.44%)
Computers (1.68%)			Sempra Energy	114,900	4,898
Hewlett-Packard Co	157,400	5,712
			Industrial Gases (0.36%)
Distribution & Wholesale (1.30%)			Air Products & Chemicals Inc	24,600	1,237
Genuine Parts Co	116,294	4,403
			Investment Management & Advisory Services (2.03%)
Diversified Banking Institutions (2.73%)			AllianceBernstein Holding LP	103,542	2,153
Barclays PLC ADR	162,087	1,588	Franklin Resources Inc	74,100	4,726

JP Morgan Chase & Co	243,500	7,678			6,879

		9,266

See accompanying notes		189

Schedule of Investments
Equity Income Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Life & Health Insurance (1.07%)			Regional Banks (3.89%)
Lincoln National Corp	101,800 $	1,918	PNC Financial Services Group Inc	91,300 $	4,474
Unum Group	91,300	1,698	US Bancorp	127,200	3,181

		3,616	Wells Fargo & Co	188,100	5,545

Medical - Drugs (8.94%)					13,200

Abbott Laboratories	73,700	3,933	REITS - Diversified (0.29%)
AstraZeneca PLC ADR	55,400	2,273	Vornado Realty Trust	16,200	978
Bristol-Myers Squibb Co	355,200	8,259
Merck & Co Inc/NJ	102,900	3,128	REITS - Hotels (0.23%)
Novartis AG ADR	87,100	4,334	Host Hotels & Resorts Inc	102,500	776
Wyeth	223,700	8,391

			REITS - Mortgage (1.20%)
		30,318

			Annaly Capital Management Inc	256,900	4,077
Medical - Generic Drugs (1.14%)
Teva Pharmaceutical Industries Ltd ADR	91,200	3,882	REITS - Shopping Centers (0.53%)
			Kimco Realty Corp	97,500	1,782
Metal - Aluminum (0.52%)
Alcoa Inc	158,000	1,779	REITS - Warehouse & Industrial (0.28%)
			AMB Property Corp	40,100	939
Motorcycle/Motor Scooter (0.72%)
Harley-Davidson Inc	143,127	2,429	Retail - Discount (2.85%)
			Wal-Mart Stores Inc	172,200	9,654
Multi-Line Insurance (5.21%)
ACE Ltd	167,300	8,854	Retail - Drug Store (0.39%)
Allstate Corp/The	121,044	3,965	CVS/Caremark Corp	46,200	1,328
Hartford Financial Services Group Inc	69,167	1,136
MetLife Inc	106,400	3,709	Retail - Restaurants (1.60%)

		17,664	McDonald's Corp	87,000	5,410

Multimedia (0.71%)			Semiconductor Component - Integrated Circuits (1.32%)
Walt Disney Co/The	105,800	2,401	Taiwan Semiconductor Manufacturing Co
			Ltd ADR	568,821	4,494
Oil Company - Exploration & Production (1.68%)
Enerplus Resources Fund	107,400	2,103	Steel - Producers (0.45%)
Penn West Energy Trust	205,000	2,280	United States Steel Corp	40,700	1,514
XTO Energy Inc	37,100	1,308

		5,691	Telecommunication Services (0.68%)

			BCE Inc	112,600	2,307
Oil Company - Integrated (2.11%)
Chevron Corp	50,484	3,734	Telephone - Integrated (7.04%)
Marathon Oil Corp	93,700	2,564	AT&T Inc	364,600	10,391
Total SA ADR	15,400	852	Verizon Communications Inc	353,000	11,967

		7,150	Windstream Corp	163,507	1,504

Oil Refining & Marketing (0.49%)					23,862

Valero Energy Corp	76,300	1,651	Television (1.31%)
			CBS Corp	543,175	4,449
Pipelines (1.74%)
Enterprise Products Partners LP	111,931	2,320	Tobacco (0.93%)
Kinder Morgan Energy Partners LP	40,009	1,830	Lorillard Inc	55,700	3,139
Spectra Energy Corp	110,900	1,746

		5,896	Toys (2.03%)

			Mattel Inc	430,730	6,892

See accompanying notes		190

Schedule of Investments
Equity Income Account
December 31, 2008

				Principal
	Shares	Value		Amount	Value
	Held	(000's)		(000's)	(000's)

COMMON STOCKS (continued)			REPURCHASE AGREEMENTS (continued)
Transport - Rail (2.24%)			Money Center Banks (continued)
Canadian Pacific Railway Ltd	4,200 $	141	Investment in Joint Trading Account;
Norfolk Southern Corp	43,300	2,038	Morgan Stanley Repurchase Agreement;
			0.03% dated 12/31/2008 maturing
Union Pacific Corp	113,100	5,406	01/02/2009 (collateralized by Sovereign

		7,585	Agency Issues; $4,598,000; 2.75% -

			4.38%; dated 03/12/10 - 03/17/10)	$ 4,464 $	4,464

TOTAL COMMON STOCKS	$ 314,429

					16,054

PREFERRED STOCKS (0.05%)
Diversified Banking Institutions (0.05%)			TOTAL REPURCHASE AGREEMENTS	$ 16,054

Citigroup Inc 8.13%	10,300	164	Total Investments	$ 334,112

TOTAL PREFERRED STOCKS	$ 164		Other Assets in Excess of Liabilities, Net - 1.46%		4,947

	Principal		TOTAL NET ASSETS - 100.00%	$ 339,059

	Amount	Value
	(000's)	(000's)

			(a)	Variable Rate. Rate shown is in effect at December 31, 2008.
BONDS (1.01%)
Diversified Banking Institutions (0.58%)			Unrealized Appreciation (Depreciation)
Bank of America Corp			The net federal income tax unrealized appreciation (depreciation) and federal tax cost
8.00%, 12/29/2049 (a)	$ 2,715	1,953	of investments held by the account as of the period end were as follows:

Electric - Integrated (0.03%)			Unrealized Appreciation	$ 18,261
Texas-New Mexico Power Co			Unrealized Depreciation		(94,405)

6.25%, 1/15/2009	100	100	Net Unrealized Appreciation (Depreciation)		(76,144)

Medical - HMO (0.13%)			Cost for federal income tax purposes		410,256
			All dollar amounts are shown in thousands (000's)
Aetna Inc
7.88%, 3/ 1/2011	450	447
			Portfolio Summary (unaudited)

Telecommunication Services (0.27%)			Sector		Percent

Telus Corp			Financial		27.19%
8.00%, 6/ 1/2011	925	920	Consumer, Non-cyclical		17.99%

TOTAL BONDS	$ 3,420		Consumer, Cyclical		11.20%
			Communications		10.88%

U.S. GOVERNMENT & GOVERNMENT AGENCY			Industrial		8.34%
OBLIGATIONS (0.01%)			Technology		6.84%
Federal Home Loan Mortgage Corporation			Utilities		6.39%
(FHLMC) (0.01%)			Energy		6.01%
6.50%, 9/ 1/2030	33	35	Basic Materials		3.68%
			Mortgage Securities		0.02%
7.00%, 9/ 1/2030	10	10	Other Assets in Excess of Liabilities, Net		1.46%

		45	TOTAL NET ASSETS		100.00%

TOTAL U.S. GOVERNMENT & GOVERNMENT
AGENCY OBLIGATIONS	$ 45

REPURCHASE AGREEMENTS (4.73%)
Money Center Banks (4.73%)
Investment in Joint Trading Account; Bank
of America Repurchase Agreement; 0.01%
dated 12/31/2008 maturing 01/02/2009
(collateralized by US Treasury Note;
$11,822,000; 1.75%; dated 11/15/11)	$ 11,590 $	11,590

See accompanying notes		191

Schedule of Investments
Government & High Quality Bond Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (40.42%)			BONDS (continued)
Asset Backed Securities (3.75%)			Home Equity - Other (continued)
Chase Funding Mortgage Loan Asset-Backed			Soundview Home Equity Loan Trust
Certificates			0.56%, 7/25/2036 (a)	$ 491 $	475

0.76%, 9/25/2033 (a)	$ 164 $	121			8,511

0.70%, 12/25/2033 (a)	249	189
Countrywide Asset-Backed Certificates			Mortgage Backed Securities (24.44%)
0.64%, 6/25/2037 (a)	1,500	670	Banc of America Funding Corp
Credit-Based Asset Servicing and			0.59%, 7/20/2036 (a)	1,290	1,120
Securitization LLC			0.79%, 7/20/2036 (a)	1,101	185
0.64%, 3/25/2036 (a)	1,500	1,150	Bear Stearns Alt-A Trust
Long Beach Mortgage Loan Trust			0.64%, 4/25/2037 (a)	667	187
0.58%, 10/25/2036 (a)	4,000	2,601	Bear Stearns Mortgage Funding Trust
Saxon Asset Securities Trust			0.68%, 7/25/2036 (a)	819	348
0.63%, 3/25/2036 (a)	4,000	3,099	Chase Mortgage Finance Corp
Structured Asset Investment Loan Trust			5.01%, 7/25/2037 (a)	1,404	906
0.69%, 1/25/2036 (a)	1,071	821	Commercial Mortgage Pass Through Certificates
Swift Master Auto Receivables Trust			0.07%, 12/10/2046 (a)(c)	20,350	120
1.29%, 6/15/2012 (a)	2,250	1,532	Credit Suisse Mortgage Capital Certificates

		10,183	5.47%, 9/15/2039	3,250	2,391

			5.81%, 9/15/2039 (a)	2,000	876
Credit Card Asset Backed Securities (0.44%)			0.09%, 12/15/2039	13,220	109
Discover Card Master Trust
5.65%, 3/16/2020	1,583	1,199	5.38%, 2/15/2040 (a)	2,225	1,335
			6.22%, 2/15/2041 (a)(c)	1,075	500
Diversified Banking Institutions (0.77%)			CS First Boston Mortgage Securities Corp
Goldman Sachs Group Inc/The			0.58%, 11/15/2036 (a)(c)	10,351	288
3.25%, 6/15/2012	2,000	2,087	Fannie Mae
			0.77%, 10/25/2018 (a)	609	597
Finance - Mortgage Loan/Banker (7.88%)			5.00%, 8/25/2026	1,520	1,543
Fannie Mae			0.67%, 4/25/2034 (a)	4,077	4,077
5.25%, 8/ 1/2012	8,950	9,433	0.23%, 3/25/2036	21,197	240
5.00%, 5/11/2017 (b)	4,200	4,789	6.50%, 2/25/2047	2,000	2,106
6.63%, 11/15/2030	550	794	Fannie Mae Grantor Trust
Freddie Mac			0.82%, 5/25/2035 (a)	1,300	1,309
5.75%, 6/27/2016	1,900	2,039	Fannie Mae Whole Loan
SLM Student Loan Trust			0.62%, 5/25/2035 (a)	1,421	1,388
3.62%, 10/25/2016 (a)	2,197	2,183	Federal Home Loan Banks
2.19%, 9/17/2018 (a)	2,239	2,151	5.46%, 11/27/2015	1,997	2,057

		21,389	Freddie Mac

			4.50%, 7/15/2017	4,800	4,886
Home Equity - Other (3.14%)
			1.50%, 6/15/2018 (a)	2,494	2,446
ACE Securities Corp
0.68%, 9/25/2035 (a)	59	58	1.60%, 7/15/2023 (a)	3,872	3,718
American Home Mortgage Investment Trust			5.50%, 9/15/2031 (a)	1,075	1,095
0.66%, 11/25/2030 (a)	1,481	591	GE Capital Commercial Mortgage Corp
Asset Backed Securities Corp Home Equity			5.61%, 4/10/2017 (a)	2,800	1,282
0.57%, 7/25/2036 (a)	2,702	2,417	G-Force LLC
First NLC Trust			0.77%, 12/25/2039 (a)(c)	2,300	1,573
0.70%, 5/25/2035 (a)	824	667	Ginnie Mae
JP Morgan Mortgage Acquisition Corp			1.36%, 10/16/2012 (a)	48,493	1,801
0.73%, 7/25/2035 (a)	280	273	3.89%, 7/16/2026	1,224	1,228
Morgan Stanley Home Equity Loan Trust			5.08%, 1/16/2030 (a)	1,134	1,160
0.64%, 2/25/2036 (a)	4,750	4,030	4.26%, 2/16/2032	1,779	1,794
			0.94%, 6/17/2045 (a)	25,228	1,146
			0.74%, 11/16/2045	2,766	123

See accompanying notes		192

Schedule of Investments
Government & High Quality Bond Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			U.S. GOVERNMENT & GOVERNMENT AGENCY
Mortgage Backed Securities (continued)			OBLIGATIONS (73.45%)
Ginnie Mae (continued)			Federal Home Loan Mortgage Corporation
1.11%, 5/16/2046 (a)	$ 8,379 $	450	(FHLMC) (25.20%)
			5.00%, 1/ 1/2024 (d)	$ 2,835 $	2,909
1.06%, 10/16/2046	12,237	783	5.00%, 1/ 1/2039 (d)	7,310	7,470
Greenwich Capital Commercial Funding Corp			5.50%, 1/ 1/2039 (d)	8,005	8,193
5.91%, 7/10/2038	2,500	1,951
0.32%, 3/10/2039 (a)(c)	44,003	510	6.00%, 1/ 1/2039 (d)	5,795	5,969
GS Mortgage Securities Corp II			6.00%, 1/ 1/2009	-	-
0.67%, 11/10/2039 (c)	23,772	539	6.00%, 7/ 1/2009	15	15
Impac CMB Trust			6.50%, 6/ 1/2017	375	389
0.78%, 4/25/2035 (a)	707	198	6.00%, 7/ 1/2017	202	210
JP Morgan Chase Commercial Mortgage			5.50%, 4/ 1/2018	563	583
Securities Corp			6.50%, 6/ 1/2018	23	25
0.34%, 9/12/2037 (a)	59,875	525	6.50%, 8/ 1/2021	32	33
5.82%, 6/15/2049 (a)	1,825	845	7.00%, 9/ 1/2023	33	34
JP Morgan Mortgage Trust			6.00%, 12/ 1/2023	55	57
4.95%, 11/25/2035 (a)	2,250	1,515
			7.00%, 12/ 1/2023	26	27
5.24%, 4/25/2036 (a)	293	276
			7.00%, 1/ 1/2024	25	26
5.82%, 6/25/2036 (a)	1,346	500
			5.50%, 2/ 1/2024	71	73
5.95%, 8/25/2036 (a)	1,825	937
			5.50%, 3/ 1/2024	48	50
6.00%, 8/25/2036 (a)	1,799	1,210
			6.50%, 4/ 1/2024	39	41
5.56%, 10/25/2036 (a)	3,700	1,637
			6.00%, 8/ 1/2025	50	52
5.79%, 1/25/2037 (a)	2,382	1,747
			5.00%, 10/ 1/2025	2,865	2,943
LB-UBS Commercial Mortgage Trust
0.12%, 11/15/2038 (a)(c)	10,389	90	6.00%, 1/ 1/2026	22	23
0.72%, 11/15/2038 (a)(c)	17,360	398	6.50%, 4/ 1/2026	31	32
0.07%, 2/15/2040 (a)(c)	5,920	34	6.50%, 5/ 1/2026	29	31
0.49%, 2/15/2040 (a)	7,423	142	6.50%, 5/ 1/2026	33	34
0.74%, 7/15/2040 (a)	74,048	1,270	7.00%, 9/ 1/2027	32	33
Merrill Lynch Mortgage Trust			6.50%, 12/ 1/2027	33	35
0.56%, 5/12/2043	33,091	523	6.50%, 1/ 1/2028	24	25
Merrill Lynch/Countrywide Commercial			7.00%, 2/ 1/2028	10	11
Mortgage Trust			6.50%, 3/ 1/2028	28	29
0.54%, 8/12/2048 (a)	26,746	533	7.00%, 4/ 1/2028	141	148
0.12%, 12/12/2049 (a)(c)	39,691	296	7.00%, 5/ 1/2028	22	23
Morgan Stanley Capital I			7.00%, 8/ 1/2028	36	38
0.36%, 8/13/2042	124,202	1,439	6.50%, 9/ 1/2028	28	29
0.06%, 12/15/2043 (a)(c)	21,282	142	6.50%, 9/ 1/2028	43	45
Residential Accredit Loans Inc			6.50%, 10/ 1/2028	160	168
0.62%, 2/25/2037 (a)	1,677	607
0.66%, 7/25/2037 (a)	1,897	907	6.50%, 11/ 1/2028	40	42
Wachovia Bank Commercial Mortgage Trust			6.50%, 12/ 1/2028	85	89
0.64%, 5/15/2044 (a)(c)	67,003	930	7.50%, 10/ 1/2030	71	76
5.82%, 5/15/2046 (a)	2,175	985	8.00%, 10/ 1/2030	91	96
Washington Mutual Alternative Mortgage			7.50%, 2/ 1/2031	70	74
Pass-Through Certificates			7.50%, 2/ 1/2031	22	23
0.75%, 6/25/2046 (a)	2,960	487	6.50%, 7/ 1/2031	131	137

		66,340	6.50%, 8/ 1/2031	28	30

TOTAL BONDS	$ 109,709		6.50%, 10/ 1/2031	44	46

			7.00%, 10/ 1/2031	70	73
			6.00%, 12/ 1/2031	225	233
			6.50%, 12/ 1/2031	183	191
			6.50%, 2/ 1/2032	176	184

See accompanying notes

193

Schedule of Investments
Government & High Quality Bond Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

U.S. GOVERNMENT & GOVERNMENT AGENCY			U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS (continued)			OBLIGATIONS (continued)
Federal Home Loan Mortgage Corporation			Federal National Mortgage Association (FNMA)
(FHLMC) (continued)			(continued)
6.50%, 5/ 1/2032	$ 377 $	393	5.50%, 8/ 1/2019	$ 73 $	76
6.50%, 8/ 1/2032	313	326	5.50%, 8/ 1/2019	69	71
6.50%, 8/ 1/2032	1,190	1,241	5.50%, 8/ 1/2019	302	312
5.50%, 3/ 1/2033	2,413	2,476	5.50%, 8/ 1/2019	169	174
5.00%, 6/ 1/2033	4,175	4,277	5.50%, 9/ 1/2019	427	441
6.00%, 9/ 1/2034	805	831	5.50%, 10/ 1/2019	149	154
5.00%, 12/ 1/2034	413	423	4.50%, 12/ 1/2019	465	477
6.00%, 2/ 1/2035	565	583	4.50%, 1/ 1/2020	1,568	1,609
6.50%, 4/ 1/2035	77	81	7.50%, 4/ 1/2022	8	8
5.00%, 5/ 1/2035	731	748	6.00%, 6/ 1/2022	254	263
5.00%, 7/ 1/2035	372	381	6.00%, 11/ 1/2023	6	6
5.00%, 7/ 1/2035	427	437	6.50%, 11/ 1/2023	103	108
5.00%, 10/ 1/2035	753	770	5.50%, 5/ 1/2024	221	229
6.00%, 8/ 1/2036	2,612	2,694	6.50%, 5/ 1/2024	71	75
6.00%, 10/ 1/2036 (a)	996	1,028	6.50%, 7/ 1/2025	19	20
6.00%, 3/ 1/2037	812	837	6.50%, 8/ 1/2025	84	88
5.50%, 7/ 1/2037	386	396	6.50%, 2/ 1/2026	26	27
6.50%, 12/ 1/2037	482	501	6.00%, 3/ 1/2026	10	11
6.00%, 1/ 1/2038 (a)	358	369	6.50%, 3/ 1/2026	11	12
6.00%, 1/ 1/2038	3,148	3,246	6.50%, 5/ 1/2026	31	33
6.00%, 3/ 1/2038	470	485	6.50%, 6/ 1/2026	14	15
5.50%, 4/ 1/2038	498	510	7.00%, 1/ 1/2027	10	11
6.00%, 4/ 1/2038	817	843	7.50%, 7/ 1/2027	9	9
5.50%, 5/ 1/2038	1,057	1,083	7.00%, 11/ 1/2027	15	15
6.00%, 6/ 1/2038	1,937	1,998	6.50%, 7/ 1/2028	23	24
4.80%, 9/ 1/2032 (a)	75	74	6.50%, 9/ 1/2028	25	26
5.25%, 9/ 1/2033 (a)	84	84	6.00%, 11/ 1/2028	157	163
6.72%, 2/ 1/2034 (a)	273	278	7.00%, 10/ 1/2029	138	146
4.65%, 8/ 1/2035 (a)	1,132	1,139	7.00%, 6/ 1/2030	12	13
6.51%, 7/ 1/2036 (a)	1,731	1,757	8.00%, 6/ 1/2030	10	11
6.49%, 10/ 1/2036 (a)	672	686	7.00%, 5/ 1/2031	133	141
6.51%, 1/ 1/2037 (a)	1,306	1,337	7.50%, 5/ 1/2031	112	119
6.60%, 5/ 1/2037	123	124	6.50%, 9/ 1/2031	314	328
5.69%, 6/ 1/2037 (a)	1,855	1,894	6.00%, 12/ 1/2031	181	187
5.69%, 6/ 1/2037 (a)	2,905	2,965	5.73%, 12/ 1/2032 (a)	165	165

		68,392	6.00%, 1/ 1/2033	649	671

Federal National Mortgage Association (FNMA) (32.65%)			5.50%, 9/ 1/2033	7,457	7,662
5.50%, 1/ 1/2039 (d)	9,815	10,060	5.09%, 12/ 1/2033 (a)	1,017	1,036
6.00%, 2/ 1/2009	1	1	3.95%, 7/ 1/2034 (a)	205	202
6.50%, 6/ 1/2016	149	155	4.94%, 9/ 1/2034 (a)	2,453	2,500
6.00%, 8/ 1/2016	258	268	4.71%, 2/ 1/2035 (a)	2,229	2,245
5.50%, 8/ 1/2017	456	472	4.74%, 4/ 1/2035 (a)	2,033	2,036
6.50%, 8/ 1/2017	252	262	5.00%, 4/ 1/2035	662	677
5.00%, 1/ 1/2018	1,613	1,671	5.00%, 7/ 1/2035	109	111
5.50%, 1/ 1/2018	941	974	5.00%, 7/ 1/2035	2,101	2,148
5.50%, 7/ 1/2019	335	346	5.00%, 8/ 1/2035	484	495
5.50%, 8/ 1/2019	95	98	5.50%, 9/ 1/2035	2,990	3,069
5.50%, 8/ 1/2019	140	144	5.59%, 11/ 1/2035 (a)	3,613	3,698

See accompanying notes		194

Schedule of Investments
Government & High Quality Bond Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

U.S. GOVERNMENT & GOVERNMENT AGENCY			U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS (continued)			OBLIGATIONS (continued)
Federal National Mortgage Association (FNMA)			Government National Mortgage Association
(continued)			(GNMA) (continued)
6.50%, 4/ 1/2036	$ 138 $	144	6.50%, 12/20/2025	$ 32 $	34
6.50%, 8/ 1/2036	627	653	6.50%, 1/20/2026	57	60
6.00%, 9/ 1/2036	1,585	1,634	6.00%, 2/20/2026	24	24
6.50%, 12/ 1/2036	1,050	1,091	6.50%, 2/20/2026	55	58
5.50%, 2/ 1/2037	2,151	2,207	6.00%, 4/20/2026	40	41
5.50%, 2/ 1/2037	114	117	6.00%, 5/20/2026	19	20
5.74%, 5/ 1/2037 (a)	5,824	5,954	6.00%, 6/20/2026	33	34
6.19%, 5/ 1/2037 (a)	2,008	2,061	6.00%, 6/20/2026	22	22
5.00%, 6/ 1/2037	7,997	8,175	6.00%, 7/20/2026	20	21
5.50%, 6/ 1/2037	1,238	1,270	6.00%, 9/20/2026	39	41
6.50%, 7/ 1/2037	246	256	6.00%, 3/20/2027	145	150
6.50%, 7/ 1/2037	322	335	6.00%, 1/20/2028	34	36
6.50%, 8/ 1/2037	448	466	6.00%, 3/20/2028	20	20
6.50%, 10/ 1/2037	563	586	6.00%, 6/20/2028	101	104
6.00%, 11/ 1/2037	586	604	6.00%, 7/20/2028	73	75
6.50%, 1/ 1/2038	152	158	6.00%, 3/20/2029	126	130
5.50%, 2/ 1/2038	1,877	1,926	6.00%, 7/20/2029	144	149
6.00%, 2/ 1/2038	1,786	1,840	5.50%, 5/20/2035	1,560	1,607

6.00%, 2/ 1/2038 (a)	1,906	1,964			13,646

6.50%, 2/ 1/2038	220	229	U.S. Treasury (3.40%)
5.50%, 3/ 1/2038	1,102	1,131	1.50%, 10/31/2010	4,000	4,060
6.00%, 3/ 1/2038	529	545	4.13%, 5/15/2015	4,500	5,161

6.00%, 3/ 1/2038	778	802			9,221

6.50%, 3/ 1/2038	194	202
6.00%, 4/ 1/2038	951	980	U.S. Treasury Inflation-Indexed Obligations (3.39%)
5.50%, 5/ 1/2038	1,964	2,015	3.00%, 7/15/2012	9,395	9,208
6.50%, 5/ 1/2038	114	119	U.S. Treasury Strip (3.78%)
6.00%, 7/ 1/2038	2,015	2,077	0.00%, 11/15/2015 (e)	1,750	1,492
5.50%, 9/ 1/2038	2,466	2,530	0.00%, 5/15/2020 (e)	10,500	7,268

		88,639	0.00%, 11/15/2021 (e)	2,300	1,491

Government National Mortgage Association					10,251

(GNMA) (5.03%)
5.50%, 1/ 1/2039 (d)	3,420	3,522	TOTAL U.S. GOVERNMENT & GOVERNMENT
6.00%, 1/ 1/2039 (d)	2,725	2,811	AGENCY OBLIGATIONS	$ 199,357

7.00%, 1/15/2024	17	18	REPURCHASE AGREEMENTS (2.17%)
7.00%, 12/15/2027	34	36	Money Center Banks (2.17%)
7.00%, 3/15/2028	253	268	Investment in Joint Trading Account; Bank
7.00%, 5/15/2028	89	94	of America Repurchase Agreement; 0.01%
			dated 12/31/2008 maturing 01/02/2009
7.00%, 5/15/2031	49	52	(collateralized by US Treasury Note;
7.00%, 9/15/2031	176	186	$4,335,000; 1.75%; dated 11/15/11)	$ 4,250$	4,250
7.00%, 6/15/2032	453	477
5.00%, 9/15/2033	53	55
5.50%, 11/15/2033	309	319
5.00%, 2/15/2034	2,717	2,791
6.00%, 5/20/2024	99	103
6.00%, 6/20/2024	196	204
6.00%, 6/20/2024	37	39
6.00%, 11/20/2025	43	45

See accompanying notes

195

		Schedule of Investments
		Government & High Quality Bond Account
		December 31, 2008

Principal
Amount		Value
(000's)		(000's)

REPURCHASE AGREEMENTS (continued)
Money Center Banks (continued)
Investment in Joint Trading Account;
Morgan Stanley Repurchase Agreement;
0.03% dated 12/31/2008 maturing
01/02/2009 (collateralized by Sovereign
Agency Issues; $1,687,000; 2.75% -
4.38%; dated 03/12/10 - 03/17/10)	$ 1,638 $	1,638

		5,888

TOTAL REPURCHASE AGREEMENTS		$ 5,888

Total Investments		$ 314,954
Liabilities in Excess of Other Assets, Net - (16.04)%		(43,525)

TOTAL NET ASSETS - 100.00%		$ 271,429

(a) Variable Rate. Rate shown is in effect at December 31, 2008.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $46 or 0.02% of net assets.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $5,420 or 2.00% of net assets.
(d)	Security was purchased in a "to-be-announced" ("TBA") transaction.
See Notes to Financial Statements.
(e) Non-Income Producing Security

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation		$ 7,719
Unrealized Depreciation		(34,210)

Net Unrealized Appreciation (Depreciation)		(26,491)
Cost for federal income tax purposes		341,445
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector		Percent

Mortgage Securities		87.32%
Government		16.85%
Asset Backed Securities		8.93%
Financial		2.94%
Liabilities in Excess of Other Assets, Net		(16.04%)

TOTAL NET ASSETS		100.00%

Other Assets Summary (unaudited)

Asset Type		Percent

Futures		0.56%
Interest Rate Swaps		0.27%

See accompanying notes

196

Schedule of Investments
Government & High Quality Bond Account
December 31, 2008

Futures Contracts

					Current		Unrealized
				Original	Market		Appreciation/
Type		Buy/Sell	Contracts	Value	Value		(Depreciation)

US Long Bond; March 2009		Buy	11	$ 1,330	$ 1,518 $		188
All dollar amounts are shown in thousands (000's)

Interest Rate Swaps

						Notional/	Unrealized
		(Pay)/Receive	Fixed	Expiration		Principal	Appreciation/
Counterparty (Issuer)	Floating Rate Index	Floating Rate	Rate	Date	Currency	Amount	(Depreciation)

UBS AG	3-month LIBOR	Receive	4.68%	07/02/2018	USD $	4,000 $	(731)

All dollar amounts are shown in thousands (000's)

See accompanying notes

197

Schedule of Investments
Income Account
December 31, 2008

				Principal
	Shares	Value		Amount	Value
	Held	(000's)		(000's)	(000's)

PREFERRED STOCKS (0.01%)			BONDS (continued)
Finance - Investment Banker & Broker (0.00%)			Diversified Banking Institutions (6.96%)
Lehman Brothers Holdings Inc	33,675 $	-	Bank of America Corp
			5.42%, 3/15/2017	$ 800 $	711
Finance - Mortgage Loan/Banker (0.01%)			8.00%, 12/29/2049 (d)	850	611
Freddie Mac 8.38%; Series Z	40,000	15	Citigroup Inc

TOTAL PREFERRED STOCKS	$ 15		6.50%, 1/18/2011	2,525	2,536

	Principal		Goldman Sachs Group Inc/The
			6.88%, 1/15/2011	2,100	2,115
	Amount	Value
	(000's)	(000's)	JP Morgan Chase & Co

			5.13%, 9/15/2014	850	824
BONDS (68.06%)			7.90%, 4/29/2049 (d)	1,000	832
Aerospace & Defense (0.81%)			Morgan Stanley
Boeing Co			4.75%, 4/ 1/2014	850	648
8.75%, 8/15/2021	$ 850	1,038	6.25%, 8/ 9/2026	850	691

Airlines (1.52%)					8,968

Southwest Airlines Co 1994-A Pass Through			Electric - Integrated (10.89%)
Trust			Exelon Generation Co LLC
9.15%, 7/ 1/2016	1,675	1,959	6.20%, 10/ 1/2017	850	731
			Florida Power Corp
Auto - Medium & Heavy Duty Trucks (0.51%)			6.35%, 9/15/2037	425	471
New Flyer Industries Ltd			Illinois Power Co
14.00%, 8/19/2020 (a)(b)(c)	908	662	7.50%, 6/15/2009	1,550	1,556
			Metropolitan Edison Co
Cable TV (3.86%)			4.95%, 3/15/2013	850	786
Comcast Cable Communications Inc			Mirant Americas Generation LLC
7.13%, 6/15/2013	1,275	1,252	8.50%, 10/ 1/2021	1,675	1,273
Comcast Cable Holdings LLC			Nisource Finance Corp
7.88%, 8/ 1/2013	425	437	5.25%, 9/15/2017	1,675	1,015
COX Communications Inc			Ohio Edison Co
7.88%, 8/15/2009	2,100	2,064	5.45%, 5/ 1/2015	850	762
Time Warner Cable Inc			Oncor Electric Delivery Co
6.55%, 5/ 1/2037	1,275	1,222	7.00%, 9/ 1/2022	1,675	1,565

		4,975	Pacific Gas & Electric Co

Casino Hotels (0.47%)			4.20%, 3/ 1/2011	1,900	1,877
Harrah's Operating Co Inc			Pacificorp
6.50%, 6/ 1/2016	850	132	4.95%, 8/15/2014	775	771
MGM Mirage			5.25%, 6/15/2035	850	789
13.00%, 11/15/2013 (c)	500	476	Southwestern Electric Power Co

		608	5.38%, 4/15/2015	1,275	1,156

			Texas-New Mexico Power Co
Casino Services (0.60%)			6.25%, 1/15/2009	1,275	1,271

OED Corp/Diamond Jo LLC

8.75%, 4/15/2012	1,125	771			14,023

			Finance - Commercial (0.46%)
Cruise Lines (1.96%)			CIT Group Inc
Carnival Corp			5.40%, 1/30/2016	850	592
7.20%, 10/ 1/2023	1,475	1,389
Royal Caribbean Cruises Ltd			Finance - Consumer Loans (0.57%)
8.75%, 2/ 2/2011	850	655	American General Finance Corp
6.88%, 12/ 1/2013	850	476	4.63%, 5/15/2009	850	729

		2,520

			Finance - Investment Banker & Broker (2.33%)
			Jefferies Group Inc
			7.75%, 3/15/2012	1,275	1,067

See accompanying notes

198

Schedule of Investments
Income Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			BONDS (continued)
Finance - Investment Banker & Broker			Multimedia (continued)
(continued)			News America Inc
Jefferies Group Inc (continued)			6.40%, 12/15/2035	$ 850 $	785

6.25%, 1/15/2036	$ 425 $	252			2,103

Merrill Lynch & Co Inc
6.00%, 2/17/2009	1,675	1,676	Non-Hazardous Waste Disposal (2.21%)

		2,995	Allied Waste North America Inc

			7.25%, 3/15/2015	1,675	1,558
Finance - Leasing Company (0.09%)			Waste Management Inc
DVI Inc			7.38%, 8/ 1/2010	1,275	1,292

0.00%, 2/ 1/2004 (a)(b)(e)	900	77			2,850

0.00%, 2/ 1/2004 (a)(b)(e)	400	35

		112	Oil Company - Exploration & Production (1.63%)

			OPTI Canada Inc
Food - Retail (1.66%)			7.88%, 12/15/2014	1,675	854
Safeway Inc			XTO Energy Inc
7.50%, 9/15/2009	2,100	2,131	6.25%, 4/15/2013	1,275	1,244

					2,098

Forestry (0.21%)
Weyerhaeuser Co			Oil Company - Integrated (0.90%)
7.38%, 3/15/2032	425	276	Petro-Canada
			4.00%, 7/15/2013	850	729
Life & Health Insurance (0.18%)			9.25%, 10/15/2021	425	435

American General Corp					1,164

7.50%, 7/15/2025	425	234
			Physical Therapy & Rehabilitation Centers (0.91%)
Medical - Hospitals (2.46%)			Healthsouth Corp
HCA Inc			10.75%, 6/15/2016	1,275	1,170
8.75%, 9/ 1/2010	331	318
9.25%, 11/15/2016	850	780	Pipelines (3.97%)
			ANR Pipeline Co
7.50%, 11/ 6/2033	250	116	9.63%, 11/ 1/2021	1,000	1,096
Tenet Healthcare Corp			El Paso Natural Gas Co
6.38%, 12/ 1/2011	2,525	1,950	7.50%, 11/15/2026	2,100	1,735

		3,164	Enterprise Products Operating LLC

Medical - Wholesale Drug Distribution (0.66%)			6.38%, 2/ 1/2013	350	324
Cardinal Health Inc			Express Pipeline LP
6.75%, 2/15/2011	850	846	7.39%, 12/31/2017 (c)	1,021	1,243
			Southern Natural Gas Co
Metal - Diversified (0.87%)			8.00%, 3/ 1/2032	850	708

Xstrata Canada Corp					5,106

6.00%, 10/15/2015	1,675	1,121
			Publishing - Books (0.92%)

MRI - Medical Diagnostic Imaging (0.66%)			Reed Elsevier Capital Inc
Alliance Imaging Inc			6.75%, 8/ 1/2011	1,275	1,188
7.25%, 12/15/2012	1,000	850
			Regional Banks (3.71%)

Multi-Line Insurance (0.57%)			Bank One Corp
Farmers Insurance Exchange			10.00%, 8/15/2010	325	343
6.00%, 8/ 1/2014 (c)	850	734	Nationsbank Corp/Pre-Merger with
			BankAmerica
			9.38%, 9/15/2009	925	949
Multimedia (1.63%)
			Wachovia Corp
Historic TW Inc			7.98%, 2/28/2049 (d)	2,000	1,705
9.15%, 2/ 1/2023	250	267
			Wells Fargo & Co
News America Holdings Inc			4.63%, 4/15/2014	1,900	1,778

8.00%, 10/17/2016	1,000	1,051
					4,775

See accompanying notes

199

Schedule of Investments
Income Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			BONDS (continued)
Reinsurance (0.22%)			Transport - Services (0.49%)
Aspen Insurance Holdings Ltd			Trailer Bridge Inc
6.00%, 8/15/2014	$ 425 $	279	9.25%, 11/15/2011	$ 850 $	638

			TOTAL BONDS	$ 87,637

REITS - Healthcare (2.79%)
HCP Inc			CONVERTIBLE BONDS (1.89%)
6.00%, 3/ 1/2015	1,675	978	Containers - Paper & Plastic (0.89%)
Health Care REIT Inc			Sealed Air Corp
6.20%, 6/ 1/2016	1,675	956	3.00%, 6/30/2033 (c)(d)	1,275	1,147
Healthcare Realty Trust Inc
8.13%, 5/ 1/2011	2,100	1,657	Therapeutics (1.00%)

		3,591	CV Therapeutics Inc

			3.25%, 8/16/2013	2,000	1,278

REITS - Office Property (1.18%)			TOTAL CONVERTIBLE BONDS	$ 2,425

Arden Realty LP
5.20%, 9/ 1/2011	850	816	U.S. GOVERNMENT & GOVERNMENT AGENCY
5.25%, 3/ 1/2015	850	702	OBLIGATIONS (25.02%)

			Federal Home Loan Mortgage Corporation
		1,518	(FHLMC) (12.55%)

REITS - Shopping Centers (0.46%)			5.50%, 11/ 1/2017	351	363
Developers Diversified Realty Corp			5.50%, 1/ 1/2018	236	245
4.63%, 8/ 1/2010	850	599	5.00%, 8/ 1/2019	2,128	2,193
			9.00%, 1/ 1/2025	10	11
Savings & Loans - Thrifts (0.00%)			6.50%, 6/ 1/2029	91	95
Washington Mutual Preferred Funding LLC			6.50%, 8/ 1/2029	125	131
0.00%, 10/29/2049 (c)(e)	1,000	-	6.00%, 3/ 1/2031	138	143
			5.50%, 5/ 1/2031	250	257
Special Purpose Entity (1.83%)
CCM Merger Inc			7.00%, 1/ 1/2032	115	120
8.00%, 8/ 1/2013 (c)	1,675	862	6.00%, 5/ 1/2032	381	393
CDX North America High Yield			4.50%, 8/ 1/2033	2,019	2,052
7.63%, 6/29/2012 (c)	1,642	1,490	5.50%, 6/ 1/2035	1,735	1,778

		2,352	5.00%, 11/ 1/2035	2,645	2,707

			5.50%, 1/ 1/2036	2,503	2,565
Telecommunication Services (1.86%)
Qwest Corp			5.50%, 4/ 1/2036	1,306	1,338
8.88%, 3/15/2012 (d)	1,675	1,549	6.00%, 6/ 1/2038	1,714	1,768

Telus Corp					16,159

8.00%, 6/ 1/2011	850	846	Federal National Mortgage Association (FNMA) (5.48%)

		2,395	5.00%, 1/ 1/2018	675	697

Telephone - Integrated (2.70%)			7.00%, 1/ 1/2030	14	15
Deutsche Telekom International Finance BV			6.50%, 5/ 1/2031	80	84
8.50%, 6/15/2010 (d)	3,375	3,477	6.00%, 4/ 1/2032	432	446
			6.50%, 4/ 1/2032	416	434
Toys (0.72%)			6.50%, 5/ 1/2032	168	175
Mattel Inc			5.50%, 3/ 1/2033	855	878
7.30%, 6/13/2011	850	923
			5.50%, 6/ 1/2033	2,046	2,107
Transport - Rail (1.63%)			5.50%, 2/ 1/2035	2,161	2,218

Norfolk Southern Corp					7,054

6.20%, 4/15/2009	2,100	2,103	Government National Mortgage Association
			(GNMA) (0.33%)
			9.00%, 2/15/2025	16	17
			7.00%, 6/20/2031	143	151

See accompanying notes

200

Schedule of Investments
Income Account
December 31, 2008

			Unrealized Appreciation (Depreciation)
	Principal		The net federal income tax unrealized appreciation (depreciation) and federal tax cost
	Amount	Value	of investments held by the account as of the period end were as follows:
	(000's)	(000's)

U.S. GOVERNMENT & GOVERNMENT AGENCY			Unrealized Appreciation	$ 3,934
OBLIGATIONS (continued)			Unrealized Depreciation	(18,317)

Government National Mortgage Association			Net Unrealized Appreciation (Depreciation)	(14,383)
(GNMA) (continued)
6.00%, 5/20/2032 (d)	$ 247 $	255	Cost for federal income tax purposes	141,805

		423	All dollar amounts are shown in thousands (000's)

U.S. Treasury (6.66%)			Portfolio Summary (unaudited)

5.38%, 2/15/2031	2,000	2,748	Sector	Percent

4.50%, 2/15/2036	2,210	2,936	Financial	25.32%
5.00%, 5/15/2037	2,000	2,898	Mortgage Securities	18.36%

		8,582	Communications	10.98%
			Utilities	10.89%

TOTAL U.S. GOVERNMENT & GOVERNMENT			Consumer, Non-cyclical	7.33%
AGENCY OBLIGATIONS	$ 32,218		Government	6.68%

			Energy	6.50%
REPURCHASE AGREEMENTS (3.98%)			Industrial	6.04%
Money Center Banks (3.98%)			Consumer, Cyclical	5.78%
Investment in Joint Trading Account; Bank			Basic Materials	1.08%
of America Repurchase Agreement; 0.01%			Other Assets in Excess of Liabilities, Net	1.04%

dated 12/31/2008 maturing 01/02/2009			TOTAL NET ASSETS	100.00%

(collateralized by US Treasury Note;
$3,774,000; 1.75%; dated 11/15/11)	$ 3,700 $	3,700
Investment in Joint Trading Account;
Morgan Stanley Repurchase Agreement;
0.03% dated 12/31/2008 maturing
01/02/2009 (collateralized by Sovereign
Agency Issues; $1,470,000; 2.75% -
4.38%; dated 03/12/10 - 03/17/10)	1,427	1,427

		5,127

TOTAL REPURCHASE AGREEMENTS	$ 5,127

Total Investments	$ 127,422
Other Assets in Excess of Liabilities, Net - 1.04%		1,344

TOTAL NET ASSETS - 100.00%	$ 128,766

(a)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $774 or 0.60% of net assets.
(b) Security is Illiquid
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $6,614 or 5.14% of net assets.
(d)	Variable Rate. Rate shown is in effect at December 31, 2008.
(e) Non-Income Producing Security

See accompanying notes		201

Schedule of Investments
International Emerging Markets Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (90.69%)			COMMON STOCKS (continued)
Airlines (0.65%)			Coal (continued)
Lan Airlines SA ADR	37,228 $	300	China Shenhua Energy Co Ltd	207,500 $	445
Turk Hava Yollari Anonium Ortakligi (a)	88,533	328	Tambang Batubara Bukit Asam Tbk PT	317,500	205

		628			930

Apparel Manufacturers (0.44%)			Commercial Banks (13.57%)
Youngone Corp (a)	84,570	429	ABSA Group Ltd	41,591	489
			Axis Bank Ltd	48,235	500
Applications Software (1.53%)			Banco do Brasil SA	116,274	732
Check Point Software Technologies Ltd (a)	30,168	573	Banco Santander Chile SA ADR	3,596	126
Infosys Technologies Ltd ADR	36,752	903	BanColombia SA ADR	18,433	430

		1,476	Bangkok Bank Public Co (a)(b)	217,700	441

Auto - Medium & Heavy Duty Trucks (0.20%)			Bank Mandiri Persero Tbk PT	1,805,000	343
Mahindra & Mahindra Ltd (b)	33,015	188	Bank of China Ltd	1,407,000	388
			Bank of India	129,761	769
Auto/Truck Parts & Equipment - Original (1.16%)			Bank Rakyat Indonesia	1,392,000	592
Hyundai Mobis (a)	21,982	1,121	China Construction Bank Corp	2,971,000	1,653
			Credicorp Ltd	12,804	640
Auto/Truck Parts & Equipment - Replacement (0.35%)			Daegu Bank	94,270	513
Weichai Power Co Ltd	179,200	341
			Industrial and Commercial Bank of China Ltd	2,519,000	1,337
Beverages - Non-Alcoholic (1.33%)			Komercni Banka AS	3,750	611
Coca-Cola Femsa SAB de CV	118,100	515	Sberank RF GDR (a)(b)	3,467	495
Fomento Economico Mexicano SAB de CV	255,179	763	Siam Commercial Bank Public (a)(b)	275,600	388

		1,278	Standard Bank Group Ltd	58,522	528

			State Bank of India Ltd	9,977	550
Beverages - Wine & Spirits (0.27%)			Turkiye Is Bankasi	221,967	604
Central European Distribution Corp (a)	13,390	264	Turkiye Vakiflar Bankasi Tao	422,126	326
Brewery (0.96%)			Unibanco - Uniao de Bancos Brasileiros SA
			ADR	9,710	627

Cia Cervecerias Unidas SA	55,645	314			13,082

Hite Brewery Co Ltd (a)	4,576	608

		922	Computers (1.26%)

			Acer Inc	345,404	452
Building - Residential & Commercial (0.29%)			HTC Corp	48,000	482
Desarrolladora Homex SAB de CV ADR (a)	12,180	278	Quanta Computer Inc	266,000	282

Building Products - Cement & Aggregate (0.36%)					1,216

Cemex SAB de CV (a)	383,210	347	Diversified Financial Services (2.99%)
			Chinatrust Financial Holding Co Ltd	1,504,000	644
Cellular Telecommunications (9.24%)			Fubon Financial Holding Co Ltd	1,658,000	1,217
Advanced Info Service PCL (a)(b)	272,800	616	Intergroup Financial Services Corp	19,641	195
America Movil SAB de CV ADR	52,136	1,616	KB Financial Group Inc (a)	14,558	389
Cellcom Israel Ltd	27,084	599	SinoPac Financial Holdings Co Ltd	1,987,000	439

China Mobile Ltd	278,959	2,830			2,884

China Unicom Hong Kong Ltd	401,209	488
Empresa Nacional de Telecomunicaciones SA	39,018	422	Diversified Minerals (0.49%)
Mobile Telesystems OJSC ADR	13,566	362	Anglo American PLC	20,643	474
MTN Group Ltd	102,293	1,206	Diversified Operations (2.49%)
Taiwan Mobile Co Ltd	517,000	769	Beijing Enterprises Holdings Ltd	135,000	553

		8,908	KOC Holding AS (a)	219,988	373

Coal (0.96%)			LG Corp (a)	24,240	842
Banpu Public Co Ltd (a)(b)	41,500	280

See accompanying notes

202

Schedule of Investments
International Emerging Markets Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Diversified Operations (continued)			Gas - Distribution (0.80%)
Shanghai Industrial Holdings Ltd	273,000 $	629	Korea Gas Corp (a)	16,678 $	772

		2,397

			Gold Mining (0.32%)
Electric - Generation (1.35%)			Harmony Gold Mining Co Ltd (a)	28,801	312
CEZ	18,499	787
Huaneng Power International Inc	708,000	516	Import & Export (0.31%)

		1,303	Hyosung Corp (a)	9,580	299

Electric - Integrated (1.60%)
Cia Paranaense de Energia	80,300	826	Internet Application Software (0.93%)
Tata Power Co Ltd	15,966	247	Tencent Holdings Ltd	138,320	899
Tenaga Nasional BHD	256,000	464	Life & Health Insurance (2.57%)

		1,537	China Life Insurance Co Ltd/Taiwan (a)	712,620	262

Electric - Transmission (0.42%)			China Life Insurance Co Ltd	497,000	1,527
Cia de Transmissao de Energia Eletrica			Sanlam Ltd	373,083	686

Paulista	22,500	405			2,475

Electric Products - Miscellaneous (0.49%)			Machinery - Construction & Mining (0.28%)
LG Electronics Inc	7,728	469	United Tractors Tbk PT	635,833	266

Electronic Components - Miscellaneous (0.65%)			Machinery - General Industry (0.23%)
Hon Hai Precision Industry Co Ltd	289,807	572	STX Engine Co Ltd (a)	16,730	220
Samsung SDI Co Ltd	1,334	59

		631	Medical - Drugs (1.07%)

			China Pharmaceutical Group Ltd	1,212,000	428
Electronic Components - Semiconductors (2.62%)			Cipla Ltd/India	157,779	607

MediaTek Inc	138,000	933			1,035

Samsung Electronics Co Ltd	4,357	1,589

		2,522	Medical - Generic Drugs (2.79%)

			Pharmstandard (a)	16,987	181
Feminine Health Care Products (0.48%)			Teva Pharmaceutical Industries Ltd ADR	59,022	2,512

Hengan International Group Co Ltd	144,000	465			2,693

Finance - Credit Card (1.15%)			Metal - Copper (0.66%)
Redecard SA	69,900	771	Antofagasta PLC	100,987	633
Samsung Card Co	11,270	335

		1,106	Metal Processors & Fabrication (0.75%)

			Jiangxi Copper Co Ltd	524,000	389
Finance - Other Services (0.39%)			Sung Kwang Bend Co Ltd (a)	32,286	332

Grupo Financiero Banorte SAB de CV	210,500	380			721

Food - Confectionery (0.38%)			Multi-Line Insurance (0.32%)
Lotte Confectionery Co Ltd (a)	354	370	Ping An Insurance Group Co of China Ltd	62,334	306

Food - Miscellaneous/Diversified (0.47%)			Non-Ferrous Metals (0.28%)
Tiger Brands Ltd	29,059	450	Korea Zinc Co Ltd (a)	4,520	270

Food - Retail (1.41%)			Oil Company - Exploration & Production (3.45%)
Cia Brasileira de Distribuicao Grupo Pao de			CNOOC Ltd	1,320,000	1,255
Acucar ADR	18,357	506	Oao Gazprom (a)(b)(c)	11,053	394
Shoprite Holdings Ltd	108,920	626	Oao Gazprom (a)	103,840	1,480
X 5 Retail Group NV (a)	25,816	224	PTT Exploration & Production Public

		1,356	Company Ltd (a)(b)	64,400	198

					3,327

See accompanying notes		203

Schedule of Investments
International Emerging Markets Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Oil Company - Integrated (7.74%)			Steel Pipe & Tube (0.30%)
China Petroleum & Chemical Corp	1,580,000 $	971	Confab Industrial SA (a)	179,200 $	288
LUKOIL ADR	34,845	1,153
PetroChina Co Ltd	1,761,897	1,566	Telecommunication Services (3.71%)
Petroleo Brasileiro SA ADR	101,960	2,497	Bharti Airtel Ltd (a)	54,415	802
Sasol Ltd	41,761	1,270	Chunghwa Telecom Co Ltd	669,560	1,079

		7,457	Digi.Com BHD	89,888	567

			Telefonica O2 Czech Republic AS	21,304	490
Oil Refining & Marketing (1.33%)			Telekomunikacja Polska SA	98,355	639

Reliance Industries Ltd	23,402	596			3,577

Tupras-Turkiye Petrol Rafinerileri AS	64,737	685

		1,281	Telephone - Integrated (2.17%)

			Bezeq Israeli Telecommunication Corp Ltd	374,292	615
Petrochemicals (0.15%)			KT Corp	31,330	935
PTT Chemical PLC (a)(b)	155,400	145	Tele Norte Leste Participacoes SA ADR	38,575	537

Platinum (0.24%)					2,087

Impala Platinum Holdings Ltd	15,871	234	Tobacco (0.95%)
			KT&G Corp	14,513	918
Property & Casualty Insurance (0.58%)
Dongbu Insurance Co Ltd	47,110	560	Transport - Marine (0.54%)
			China COSCO Holdings Co Ltd	413,500	291
Real Estate Operator & Developer (0.20%)			Pacific Basin Shipping Ltd	487,000	224

Cyrela Brazil Realty SA	48,300	191			515

Quality Houses Public Company Ltd (a)(b)	38	-

		191	Web Portals (1.20%)

			LG Dacom Corp	28,960	465
Retail - Automobile (0.26%)			Netease.com ADR (a)	16,532	365
PT Astra International Tbk	254,000	250	NHN Corp (a)	3,073	325

					1,155
Retail - Convenience Store (0.46%)

President Chain Store Corp	183,000	439	TOTAL COMMON STOCKS	$ 87,404

Retail - Miscellaneous/Diversified (0.42%)			PREFERRED STOCKS (5.80%)
Massmart Holdings Ltd	44,643	409	Commercial Banks (1.03%)
			Banco Itau Holding Financeira SA	88,483	990
Rubber & Vinyl (0.44%)
TSRC Corp	570,000	428	Diversified Minerals (2.49%)
			Cia Vale do Rio Doce	233,972	2,397
Semiconductor Component - Integrated Circuits (1.67%)
Taiwan Semiconductor Manufacturing Co Ltd	1,177,219	1,606	Electric - Distribution (0.44%)
			Eletropaulo Metropolitana Eletricidade de
			Sao Paulo SA	38,988	426
Shipbuilding (0.62%)
Hanjin Heavy Industries & Construction Co			Electric - Integrated (0.52%)
Ltd (a)	25,331	595
			Cia Energetica de Minas Gerais	36,527	498
Soap & Cleaning Products (0.31%)
Hindustan Unilever Ltd	57,234	296	Investment Companies (0.01%)
			Lereko Mobility Pty Ltd	2,003	7
Steel - Producers (2.69%)
Angang Steel Co Ltd	362,000	410	Steel - Producers (1.31%)
			Gerdau SA	81,300	525
Dongkuk Steel Mill Co Ltd	20,830	459
			Usinas Siderurgicas de Minas Gerais SA	65,290	743

Evraz Group SA (b)	26,371	230
					1,268
POSCO ADR	19,787	1,489

		2,588	TOTAL PREFERRED STOCKS	$ 5,586

See accompanying notes		204

Schedule of Investments
International Emerging Markets Account
December 31, 2008

			Portfolio Summary (unaudited)

	Principal
			Country	Percent

	Amount	Value
	(000's)	(000's)	Korea, Republic Of	14.90%

			Brazil	13.45%
SHORT TERM INVESTMENTS (3.01%)			China	11.83%
Commercial Paper (3.01%)			Taiwan, Province Of China	9.97%
Investment in Joint Trade Account; HSBC			Hong Kong	7.13%
Funding			South Africa	6.45%
0.05%, 1/ 2/2009	$ 1,449 $	1,449	India	5.66%
			Israel	4.46%
Investment in Joint Trading Account;			Russian Federation	4.45%
Prudential Funding			Mexico	4.05%
0.05%, 1/ 2/2009	1,450	1,450	United States	3.28%

		2,899	Turkey	2.40%

			Thailand	2.15%
TOTAL SHORT TERM INVESTMENTS	$ 2,899		Czech Republic	1.96%

Total Investments	$ 95,889		Indonesia	1.72%
			Chile	1.21%
Other Assets in Excess of Liabilities, Net - 0.50%		482	United Kingdom	1.15%

TOTAL NET ASSETS - 100.00%	$ 96,371		Malaysia	1.07%

			Bermuda	0.66%
			Poland	0.66%
			Colombia	0.45%
(a) Non-Income Producing Security			Luxembourg	0.24%
(b)	Market value is determined in accordance with procedures established in		Peru	0.20%
good faith by the Board of Directors. At the end of the period, the value			Other Assets in Excess of Liabilities, Net	0.50%

of these securities totaled $3,375 or 3.50% of net assets.			TOTAL NET ASSETS	100.00%

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $394 or 0.41% of net assets.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 2,801
Unrealized Depreciation		(51,448)

Net Unrealized Appreciation (Depreciation)		(48,647)
Cost for federal income tax purposes		144,536
All dollar amounts are shown in thousands (000's)

See accompanying notes		205

Schedule of Investments
International SmallCap Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (98.82%)			COMMON STOCKS (continued)
Aerospace & Defense (0.74%)			Auto/Truck Parts & Equipment - Original
VT Group PLC	77,765 $	628	(continued)
			Mitsuba Corp	20,756 $		75
Aerospace & Defense Equipment (0.53%)			Nippon Seiki Co Ltd	14,725		87
Zodiac SA	12,346	451	Piolax Inc	1,700		23
			Sogefi SpA	28,224		50
Agricultural Chemicals (0.13%)			Tachi-S Co Ltd	12,200		66
Migao Corp (a)	24,000	111	Topre Corp	13,602		100
			Unipres Corp	13,000		81

Agricultural Operations (0.47%)						862

Australian Agricultural Co Ltd	76,988	101
Hokuto Corp	8,900	253	Batteries & Battery Systems (0.08%)
Origin Enterprises PLC (a)	23,763	46	NPC Inc	1,362		69

		400

			Beverages - Wine & Spirits (0.15%)
Airlines (0.62%)			Oenon Holdings Inc	39,000		128
Air Berlin PLC (a)	2,728	19
easyJet PLC (a)	73,261	301	Bicycle Manufacturing (0.07%)
Finnair OYJ	8,157	56	Accell Group	2,301		58
Jazz Air Income Fund	27,200	72
SAS AB (a)	16,079	80	Building - Heavy Construction (0.08%)

		528	Compagnie d'Entreprises CFE	1,269		52

			Grupo Soares da Costa SGPS SA (a)	17,991		16
Apparel Manufacturers (0.69%)			Halla Engineering & Construction Corp (a)	9		-

Benetton Group SpA	49,159	427				68

Fiberweb PLC	39,441	14
Gerry Weber International AG	5,140	146	Building - Maintenance & Service (0.96%)

		587	Aeon Delight Co Ltd	11,700		339

			Connaught Plc	76,770		389
Appliances (0.49%)			Kyoritsu Maintenance Co Ltd	5,400		90

SEB SA	13,765	414				818

Applications Software (0.49%)			Building - Mobile Home & Manufactured Housing (0.04%)
NSD CO LTD	53,200	419	Fleetwood Corp Ltd	13,757		35

Athletic Footwear (0.48%)			Building - Residential & Commercial (0.61%)
Puma AG Rudolf Dassler Sport	2,109	412	Mitsui Home Co Ltd	13,000		65
			Persimmon PLC	107,568		359
Audio & Video Products (0.37%)			Token Corp	3,400		93

Advanced Digital Broadcast Holdings SA (a)	2,258	62				517

Foster Electric Co Ltd	9,500	74
			Building & Construction - Miscellaneous (0.83%)
Loewe AG	5,218	63
			Ballast Nedam (a)	2,238		43
Pace PLC (a)	144,080	114

			Koninklijke Boskalis Westminster NV	19,489		455
		313

			Maeda Corp	23,000		93
Auto - Car & Light Trucks (0.12%)			Penta-Ocean Construction Co Ltd	58,000		84
Kanto Auto Works Ltd	9,100	104	Sjaelso Gruppen	8,900		35

						710

Auto - Medium & Heavy Duty Trucks (0.04%)
Rosenbauer International AG	1,121	35	Building & Construction Products -
			Miscellaneous (0.63%)
Auto/Truck Parts & Equipment - Original (1.01%)			Bauer AG	11,482		479

FCC Co Ltd	9,200	78	Nichias Corp	23,000		58

Imasen Electric Industrial	12,800	74				537

Landi Renzo SpA	48,302	228

See accompanying notes		206

Schedule of Investments
International SmallCap Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Building Products - Air & Heating (0.03%)			Commercial Banks (continued)
CENTROTEC Sustainable AG (a)	1,968 $	29	Higashi-Nippon Bank Ltd/The	15,172 $	53
			Hokuetsu Bank Ltd/The	47,000	107
Building Products - Cement & Aggregate (0.92%)			Kagawa Bank Ltd/The	14,725	79
Adelaide Brighton Ltd	238,256	351	Kanto Tsukuba Bank Ltd/The	30,700	106
Ciments Francais SA	2,874	243	Laurentian Bank of Canada	13,308	372
Marshalls PLC	19,187	25	Mie Bank Ltd/The	45,725	187
Sa des Ciments Vicat	3,167	166	Minato Bank Ltd/The	31,000	48

		785	Musashino Bank Ltd/The	12,894	504

Building Products - Doors & Windows (0.37%)			Seven Bank Ltd	115	440
Central Glass Co Ltd	78,000	315	Shimizu Bank Ltd/The	900	42
			SpareBank 1 SMN	6,587	29
Cable TV (1.09%)			Sparebank 1 SR Bank	6,414	30

Cogeco Cable Inc	13,700	383			2,718

SKY Perfect JSAT Holdings Inc	1,105	540

		923	Commercial Services (0.69%)

			Aggreko PLC	89,781	586
Casino Services (0.06%)
Mars Engineering Corp	1,500	51	Communications Software (0.05%)
			NEC Mobiling Ltd	2,700	43
Cellular Telecommunications (0.11%)
Okinawa Cellular Telephone Co	22	48	Computer Services (1.09%)
T-Gaia Corp	32	44	Alten Ltd (a)	16,181	345

		92	HiQ International AB (a)	24,200	66

Chemicals - Diversified (2.41%)			Hitachi Information Systems Ltd	15,200	314
Arakawa Chemical Industries Ltd	3,900	45	Ines Corp	11,300	57
Lanxess AG	19,785	372	Novabase SGPS SA (a)	14,353	92
Nippon Soda Co Ltd	25,000	101	SDL PLC (a)	16,631	55

Nufarm Ltd	30,678	226			929

Tessenderlo Chemie NV	18,607	563	Computers (0.02%)
Tokuyama Corp	25,000	212	MCJ Co Ltd	511	17
Wacker Chemie AG	5,118	534

		2,053	Computers - Integrated Systems (0.50%)

			Bechtle AG	5,784	111
Chemicals - Other (0.16%)			CSE Global Ltd	125,500	33
Nippon Carbon Co Ltd	44,000	133	Information Services International-Dentsu Ltd	7,300	47
Chemicals - Specialty (0.64%)			Ingenico	14,895	232

Auriga Industries	3,750	64			423

Lintec Corp	34,644	483	Computers - Peripheral Equipment (0.32%)

		547	Domino Printing Sciences	19,887	59

Coal (0.12%)			Ferrotec Corp	16,688	210

Felix Resources Ltd	17,055	106			269

			Consulting Services (0.96%)
Coatings & Paint (0.17%)			Assystem	6,526	51
Chugoku Marine Paints Ltd	20,000	147	Atkins WS PLC	36,667	359
			Bureau Veritas SA	8,010	322
Commercial Banks (3.20%)			Future Architect Inc	76	30
Bank of Ikeda Ltd/The	394	19
			Sogo Medical Co Ltd	1,500	52

Bank of Queensland Ltd	60,872	425
					814

Bank of Saga Ltd/The	42,797	159
Chiba Kogyo Bank Ltd/The (a)	8,200	118

See accompanying notes

207

Schedule of Investments
International SmallCap Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Containers - Metal & Glass (0.28%)			E-Commerce - Services (0.07%)
CCL Industries	11,800 $	239	Gourmet Navigator Inc	21 $	56

Cosmetics & Toiletries (0.07%)			Electric - Generation (0.09%)
Dr Ci:Labo Co Ltd	31	57	Algonquin Power Income Fund	41,462	78

Diagnostic Kits (0.19%)			Electric - Integrated (0.98%)
DiaSorin SpA	8,105	165	Atco Ltd	16,314	502
			Energiedienst Holding AG (a)	941	46
Distribution & Wholesale (1.39%)			Okinawa Electric Power Co Inc/The	3,800	283

Diploma PLC	39,168	71			831

Eriks Group NV	1,300	48
Fourlis Holdings SA	8,110	56	Electric Products - Miscellaneous (1.03%)
Hanwa Co Ltd	170,000	541	Nippon Signal Co Ltd	28,200	191
Inabata & Co Ltd	19,929	63	Vossloh AG	6,177	684

Itochu Enex Co Ltd	10,900	77			875

IWATANI CORP	25,000	63	Electronic Components - Miscellaneous (2.64%)
Medion AG	31,352	264	Chemring Group PLC	23,272	658
Tat Hong Holdings Ltd - Warrants (a)	16,700	-	Eizo Nanao Corp	3,700	60

		1,183	Fujitsu General Ltd	18,000	33

			Hosiden Corp	34,900	552
Diversified Financial Services (0.96%)
Challenger Financial Services Group Ltd	89,840	124	Ishii Hyoki Co Ltd	4,200	80
Hitachi Capital Corp	24,456	306	Nidec Copal Corp	8,400	59
International Personal Finance	175,642	357	Nissha Printing Co Ltd	13,700	545
Renta 4 SA	4,283	31	Spectris PLC	33,728	260

		818			2,247

Diversified Manufacturing Operations (0.50%)			Electronic Components - Semiconductors (0.30%)
Gesco AG	561	33	Megachips Corp	10,600	192
Senior PLC	160,112	89	Mimasu Semiconductor Industry Co Ltd	6,500	62

Ten Cate NV	13,444	302			254

		424	Electronic Connectors (0.06%)

			Dai-ichi Seiko Co Ltd	4,000	54
Diversified Minerals (0.64%)
Iluka Resources Ltd	108,667	354	Electronic Measurement Instruments (0.04%)
Mitsui Mining Co Ltd	53,500	80	Renishaw Plc	4,366	31
Straits Resources Ltd	178,235	114

		548	Electronic Parts Distribution (0.54%)

Diversified Operations (0.68%)			Kaga Electronics Co Ltd	9,800	119
CIR-Compagnie Industriali Riunite SpA	63,710	67	Kuroda Electric Co Ltd	36,500	343

Financiere de L'Odet	237	48			462

Istituto Finanziario Industriale SpA (a)	13,761	95	Electronics - Military (0.30%)
Mitie Group	125,167	372	Ultra Electronics Holdings	15,477	254

		582

			E-Marketing & Information (0.47%)
Diversified Operations & Commercial Services (0.05%)			CyberAgent Inc	649	402
Interserve PLC	13,533	45
			Energy (0.60%)
E-Commerce - Products (0.08%)			Centennial Coal Company Ltd	219,259	514
ASOS PLC (a)	18,730	67
			Energy - Alternate Sources (0.13%)
			Actelios SpA	7,888	34

See accompanying notes

208

Schedule of Investments
International SmallCap Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Energy - Alternate Sources (continued)			Finance - Leasing Company (continued)
Plambeck Neue Energien AG (a)	30,763 $	80	Grenkeleasing AG	1,609 $	40

		114	IBJ Leasing Co Ltd	3,300	60

Engineering - Research & Development Services (1.80%)			ICHINEN HOLDINGS CO LTD	8,800	51
Aangpanneforeningen AB	5,377	82	Ricoh Leasing Co Ltd	6,200	113

Hitachi Plant Technologies Ltd	24,000	90			712

Imtech NV	33,310	562	Finance - Other Services (1.53%)
NEC Networks & System Integration Corp	39,600	484	ICAP PLC	53,998	228
Sanki Engineering Co Ltd	15,000	106	IG Group Holdings PLC	91,667	344
Toyo Engineering Corp	39,000	122	Intrum Justitia AB	33,400	341
WSP Group PLC	28,715	84	Japan Securities Finance Co Ltd	79,046	386

		1,530			1,299

Engines - Internal Combustion (0.06%)			Fisheries (0.13%)
Daihatsu Diesel Manufacturing Co Ltd	7,706	50	Pescanova SA	2,820	107

Enterprise Software & Services (1.95%)			Food - Baking (0.32%)
Aveva Group PLC	20,464	170	Aryzta AG (a)	8,532	273
Hitachi Software Engineering Co Ltd	28,434	441
Micro Focus International PLC	48,931	201	Food - Dairy Products (0.39%)
Open Text Corp (a)	11,500	345	Morinaga Milk Industry Co Ltd	85,000	331
Temenos Group AG (a)	36,922	498

			Food - Meat Products (0.30%)
		1,655

			Maple Leaf Foods Inc	20,559	184
Entertainment Software (0.37%)			Yonekyu Corp	6,000	71

Infogrames Entertainment SA - Rights (a)	6,286	-			255

UBISOFT Entertainment (a)	16,094	316
			Food - Miscellaneous/Diversified (2.44%)
E-Services - Consulting (0.08%)			AarhusKarlshamn AB	1,112	15
Ementor ASA (a)	27,800	67	Fuji Oil Co Ltd	42,044	596
			Maruha Nichiro Holdings Inc	273,000	463
Feminine Health Care Products (0.67%)			Nisshin Oillio Group Ltd/The	37,000	215
Hengan International Group Co Ltd	176,000	568	Nutreco Holding NV	11,290	371
			Viscofan SA	20,860	415

Finance - Commercial (0.12%)					2,075

NIS Group Co Ltd	213,300	102
			Food - Retail (0.35%)
Finance - Credit Card (0.47%)			Alfa-Beta Vassilopoulos SA	1,580	56
Jaccs Co Ltd	49,000	93	Jeronimo Martins SGPS SA	42,907	238

Orient Corp	276,441	304			294

		397	Food - Wholesale & Distribution (0.45%)

Finance - Investment Banker & Broker (0.27%)			Heng Tai Consumables Group Ltd (a)	650,000	51
BinckBank N.V.	9,666	74	Kato Sangyo Co Ltd	5,000	86
Mito Securities Co Ltd	16,000	49	Premier Foods PLC	572,569	250

Takagi Securities Co Ltd	41,541	40			387

Toyo Securities Co Ltd	17,000	34	Footwear & Related Apparel (0.03%)
Van der Moolen Holding NV (a)	10,359	32	Daphne International Holdings Ltd	134,000	22

		229

Finance - Leasing Company (0.84%)			Funeral Services & Related Items (0.34%)
Century Leasing System Inc	11,807	106	Dignity PLC	33,727	292
First Ship Lease Trust	137,254	47
Fuyo General Lease Co Ltd	15,100	295
See accompanying notes

209

Schedule of Investments
International SmallCap Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Gambling (Non-Hotel) (0.08%)			Internet Gambling (0.11%)
Betsson AB (a)	7,400 $	66	888 Holdings PLC	67,133 $		96

Gas - Distribution (0.52%)			Internet Investment (0.06%)
Cityspring Infrastructure Trust	62,314	22	Evolution Group PLC	43,869		54
Keyera Facilities Income Fund	29,316	423

		445	Investment Companies (0.84%)

			Australian Infrastructure Fund	65,831		88
Gold Mining (0.78%)			Babcock & Brown Wind Partners	342,108		218
Aurizon Mines Ltd (a)	22,701	73	Hastings Diversified Utilities Fund	27,136		41
Premier Gold Mines Ltd (a)	22,056	29	Kardan NV	7,686		17
Red Back Mining Inc (a)	80,161	558	Macquarie International Infrastructure Fund

		660	Ltd	255,041		52

Golf (0.13%)			Macquarie Media Group Ltd	22,337		15
Accordia Golf Co Ltd	97	50	Pargesa Holding SA	4,257		285

SRI Sports Ltd	62	59				716

		109	Leisure & Recreation Products (0.31%)

Hazardous Waste Disposal (0.12%)			CTS Eventim AG	1,187		40
Transpacific Industries Group Ltd	45,700	105	Daiichikosho Co Ltd	6,200		64
			Fields Corp	26		42
Hotels & Motels (0.02%)			Kawai Musical Instruments Manufacturing
MAC Services Group	29,957	17	Co Ltd	121,000		115

						261

Import & Export (0.58%)
			Life & Health Insurance (0.10%)
Kanematsu Corp (a)	489,950	490
			Tower Australia Group Ltd	46,448		81
Industrial Audio & Video Products (0.07%)
			Machinery - Construction & Mining (0.09%)
Dalsa Corp	4,700	27
			Badger Income Fund	2,674		36
Miranda Technologies Inc (a)	5,800	31

			Duro Felguera SA	7,752		40

		58

						76

Industrial Automation & Robots (0.04%)
			Machinery - Electrical (0.49%)
Kardex AG	1,165	33
			Konecranes Oyj	24,184		421
Industrial Gases (0.53%)
			Machinery - Farm (0.36%)
Air Water Inc	51,000	455
			Iseki & Co Ltd	99,000		308
Instruments - Scientific (0.10%)
			Machinery - General Industry (0.87%)
Furuno Electric Co Ltd	13,300	83
			ATS Automation Tooling Systems Inc (a)	21,600		88
Internet Application Software (0.17%)			Bucher Industries AG	4,388		445
Access Co Ltd (a)	52	147	Duerr AG	2,780		48
			Hamworthy PLC	16,753		59
Internet Brokers (0.22%)			Hosokawa Micron Corp	8,000		31
Comdirect Bank AG	21,347	184	Kinki Sharyo Co Ltd	13,000		67

						738

Internet Content - Entertainment (0.04%)
Zappallas Inc	16	38	Machinery - Material Handling (0.08%)
			Fuji Machine Manufacturing Co Ltd	7,457		64
Internet Content - Information & News (0.34%)
Kakaku.com Inc	74	288	Machinery - Pumps (0.45%)
			Torishima Pump Manufacturing Co Ltd	5,100		53

See accompanying notes

210

Schedule of Investments
International SmallCap Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Machinery - Pumps (continued)			Medical Laboratory & Testing Service (0.38%)
Weir Group PLC/The	71,980 $	326	BML Inc	9,300 $	204

		379	CML Healthcare Income Fund	11,700	122

Machinery - Thermal Processing (0.29%)					326

Chugai Ro Co Ltd	38,000	121	Medical Laser Systems (0.11%)
Hirano Tecseed Co Ltd/Kinzoku	4,376	29	Carl Zeiss Meditec AG	7,651	92
Hisaka Works Ltd	7,363	98

		248	Medical Products (1.28%)

			Hogy Medical Co Ltd	8,700	596
Machinery Tools & Related Products (0.25%)			Sorin SpA (a)	63,420	42
Meyer Burger Technology AG (a)	1,800	211	SSL International PLC	62,534	450

Marine Services (0.11%)					1,088

ODIM ASA (a)	22,192	94	Metal - Diversified (0.11%)
			Capstone Mining Corp (a)	44,100	32
Medical - Biomedical/Gene (0.39%)			Chuo Denki Kogyo Co Ltd	7,000	47
BioInvent International AB (a)	27,492	53	Noranda Income Fund	5,386	18

Biotest AG	2,721	174			97

Morphosys AG (a)	4,182	106

		333	Metal Processors & Fabrication (0.84%)

			Furukawa-Sky Aluminum Corp	86,539	208
Medical - Drugs (2.10%)			Kitz Corp	30,000	93
Arseus NV	7,336	64	Norddeutsche Affinerie AG	10,403	409

ASKA Pharmaceutical Co Ltd	8,000	75			710

Boiron SA	2,255	54
EPS Co Ltd	21	90	Metal Products - Distribution (0.17%)
Grifols SA	28,502	499	Daiichi Jitsugyo Co Ltd	28,954	85
NeuroSearch A/S (a)	3,207	84	Sato Shoji Corp	8,557	56

Nichi-iko Pharmaceutical Co Ltd	10,642	329			141

Nippon Shinyaku Co Ltd	25,000	298	Metal Products - Fasteners (0.04%)
Patheon Inc (a)	24,327	44	Oiles Corp	2,500	36
Pronova BioPharma AS (a)	29,146	97
Recordati SpA	22,513	124	Mining Services (0.02%)
Shin Nippon Biomedical Laboratories Ltd	3,731	30	Ausdrill Ltd	33,161	20

		1,788	Miscellaneous Manufacturers (0.33%)

Medical - Generic Drugs (0.27%)			Faiveley SA	2,013	136
Sawai Pharmaceutical Co Ltd	2,400	119	Peace Mark Holdings Ltd (b)	300,000	58
Towa Pharmaceutical Co Ltd	2,500	111	Shoei Co Ltd/Taito-ku	8,500	83

		230			277

Medical - Nursing Homes (0.59%)			Mortgage Banks (0.41%)
Message Co Ltd	52	60	Home Capital Group Inc	21,800	350
Orpea (a)	12,124	439

		499	Motion Pictures & Services (0.30%)

			Toei Co Ltd	55,634	253
Medical Imaging Systems (0.04%)
Ion Beam Applications	3,517	38	MRI - Medical Diagnostic Imaging (0.48%)
			Sonic Healthcare Ltd	40,469	412
Medical Instruments (0.12%)
Golden Meditech Co Ltd	241,097	33	Multi-Line Insurance (0.04%)
Hitachi Medical Corp	7,000	72	Tower Ltd	38,982	35

		105

See accompanying notes

211

Schedule of Investments
International SmallCap Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Oil - Field Services (1.24%)			Professional Sports (0.02%)
Amec PLC	50,225 $	363	Juventus Football Club SpA (a)	18,388 $	20
Enerflex Systems Income Fund (a)	33,190	281
John Wood Group PLC	108,922	297	Property & Casualty Insurance (2.74%)
Maire Tecnimont SpA	54,221	112	Amlin PLC	95,526	496

		1,053	Beazley Group PLC	123,053	244

			Brit Insurance Holdings Plc	55,534	178
Oil Company - Exploration & Production (2.56%)			Catlin Group Ltd	61,571	388
Birchcliff Energy Ltd (a)	54,800	224	Chaucer Holdings PLC	80,860	58
Breaker Energy Ltd (a)	17,500	72	Hiscox Ltd	102,390	510
Crescent Point Energy Trust (a)	24,700	482	Lancashire Holdings Ltd	72,029	443
Emerald Energy PLC (a)	13,387	66	Novae Group PLC	3,868	17

JKX Oil & Gas PLC	118,420	318			2,334

New Zealand Oil & Gas Ltd	56,317	42
PA Resources AB (a)	30,494	46	Protection - Safety (0.05%)
Progress Energy Trust	40,589	294	Nohmi Bosai Ltd	3,000	39
Rocksource ASA (a)	525,000	49
			Public Thoroughfares (0.04%)
Total Gabon	161	39
			Autostrada Torino-Milano SpA	4,107	32
TriStar Oil and Gas Ltd (a)	54,254	501
Vero Energy Inc (a)	10,100	45	Real Estate Management & Services (2.17%)

		2,178	Allied Properties HK Ltd	978,000	95

Oil Field Machinery & Equipment (0.24%)			Arnest One Corp	15,800	35
Wellstream Holdings PLC	40,158	207	Beni Stabili SpA	80,022	56
			Daibiru Corp	8,500	91
Paper & Related Products (0.76%)			Deutsche Euroshop AG	6,692	232
Catalyst Paper Corp (a)	142,000	35	Hufvudstaden AB	30,862	221
DS Smith PLC	98,662	108	Kungsleden AB	8,489	60
Mitsubishi Paper Mills Ltd	68,000	161	PSP Swiss Property AG (a)	9,579	478
Norske Skogindustrier ASA	154,502	306	Relo Holdings Inc	2,480	24
Smurfit Kappa Group PLC	13,959	35	Swiss Prime Site AG (a)	8,418	405

		645	Wihlborgs Fastigheter AB	11,757	152

Pharmacy Services (0.11%)					1,849

SXC Health Solutions Corp (a)	5,200	96	Real Estate Operator & Developer (0.44%)
			Development Securities PLC	9,694	38
Photo Equipment & Supplies (0.05%)			GEK Terna SA	15,525	73
Vitec Group PLC/The	12,703	44	Klovern AB	29,500	70
Pipelines (0.39%)			Lamda Development SA	8,455	50
AJ Lucas Group Ltd	5,215	17	Plaza Centers NV	51,420	42
Pembina Pipeline Income Fund	25,400	314	Shoei Co Ltd/Chiyoda-ku	6,200	64

		331	Unite Group PLC	18,659	39

					376

Power Converter & Supply Equipment (0.57%)
Chloride Group PLC	160,623	335	Recreational Vehicles (0.04%)
Nissin Electric Co Ltd	10,000	45	Aicon SpA (a)	56,382	31
Phoenix Solar AG	3,033	107

			Regional Banks-Non US (0.29%)

		487	Banque Cantonale Vaudoise (a)	830	250

Printing - Commercial (0.41%)
Davis & Henderson Income Fund	23,529	320	REITS - Apartments (0.34%)
St Ives Group PLC	26,762	32	Advance Residence Investment Corp	31	97

		352	BLife Investment Corp	28	54

See accompanying notes		212

Schedule of Investments
International SmallCap Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
REITS - Apartments (continued)			Retail - Apparel & Shoe (0.17%)
FC Residential Investment Corp	18 $	27	Le Chateau Inc	2,900 $	17
Nippon Residential Investment Corp	120	112	Right On Co Ltd	5,300	86

		290	Sprider Stores SA	19,288	39

REITS - Diversified (2.83%)					142

Artis Real Estate Investment Trust	9,360	56	Retail - Bookstore (0.50%)
Cambridge Industrial Trust	482,000	93	WH Smith PLC	81,181	423
Canadian Real Estate Investment Trust	15,305	280
Challenger Diversified Property Group	71,129	30	Retail - Building Products (0.84%)
Dundee Real Estate Investment Trust	6,300	64	DCM Japan Holdings Co Ltd	30,300	216
Eurocommercial Properties NV	3,657	123	Keiyo Co Ltd	6,000	42
Fukuoka REIT Corp	26	105	Kohnan Shoji Co Ltd	34,200	459

Galileo Japan Trust	264,279	13			717

ING Property Trust	94,699	37	Retail - Catalog Shopping (0.04%)
LaSalle Japan REIT Inc	64	57	Felissimo Corp	1,465	34
Mapletree Logistics Trust	285,000	69
Mercialys SA	7,144	226	Retail - Computer Equipment (0.31%)
Morguard Real Estate Investment Trust	9,768	91	Game Group PLC	143,599	266
Mori Hills REIT Investment Corp	43	145
Suntec Real Estate Investment Trust	616,000	306	Retail - Consumer Electronics (1.37%)
Wereldhave Belgium NV	331	22	JB Hi-Fi Ltd	82,877	564
Wereldhave NV	7,802	688	Joshin Denki Co Ltd	22,114	190

		2,405	K's Holdings Corp	22,300	376

			Mobilezone Holding AG	5,232	34

REITS - Healthcare (0.07%)					1,164

Chartwell Seniors Housing Real Estate
Investment Trust	12,800	56	Retail - Convenience Store (0.46%)
			Circle K Sunkus Co Ltd	19,700	357
REITS - Office Property (1.01%)			Ministop Co Ltd	1,600	33

AMP NZ Office Trust	178,096	104			390

DA Office Investment Corp	69	151	Retail - Drug Store (0.17%)
GZI Real Estate Investment Trust	299,000	69	Cosmos Pharmaceutical Corp	9,500	146
Japan Excellent Inc	57	248
Orix JREIT Inc	51	242	Retail - Jewelry (0.14%)
Premier Investment Corp	15	48	Chow Sang Sang Hldg	82,000	43

		862	Folli - Follie SA	4,389	35

REITS - Shopping Centers (0.76%)			Luk Fook Holdings International Ltd	160,000	42

Fortune Real Estate Investment Trust	259,000	67			120

Macquarie CountryWide Trust	375,810	55	Retail - Major Department Store (0.44%)
Macquarie DDR Trust	725,813	32	David Jones Ltd	164,415	367
Vastned Retail NV	9,785	493	Sears Canada Inc (a)	769	11

		647			378

Rental - Auto & Equipment (0.17%)			Retail - Miscellaneous/Diversified (0.17%)
Ashtead Group PLC	174,108	108	Arcs Co Ltd	8,661	145
Emeco Holdings Ltd	167,289	33

		141	Retail - Pubs (0.20%)

			Enterprise Inns Plc	207,652	168
Research & Development (0.04%)
Evotec AG (a)	33,007	34	Retail - Restaurants (0.19%)
			Domino's Pizza UK & IRL PLC	65,379	158

See accompanying notes

213

Schedule of Investments
International SmallCap Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Retail - Sporting Goods (0.12%)			Steel Pipe & Tube (0.11%)
Alpen Co Ltd	5,333 $	104	Armtec Infrastructure Income Fund	6,606 $	92

Retail - Toy Store (0.22%)			Telecommunication Equipment (0.12%)
Jumbo SA	30,840	186	COM DEV International Ltd (a)	20,000	51
			Spirent Communications PLC	97,585	52

Retail - Vision Service Center (0.28%)					103

Fielmann AG	3,619	234
			Telecommunication Services (0.58%)
Retail-Photo Studio (0.10%)			Telecom Plus Plc	11,826	52
Studio Alice Co Ltd	8,500	82	Telenet Group Holding NV (a)	22,872	394
			Versatel AG (a)	3,484	51

Retirement & Aged Care (0.04%)					497

Care UK PLC	9,571	38
			Telephone - Integrated (0.08%)
Rubber - Tires (0.53%)			Freenet AG (a)	11,364	67
Toyo Tire & Rubber Co Ltd	39,000	71
			Textile - Products (0.39%)
Yokohama Rubber Co Ltd/The	76,000	382	Nitto Boseki Co Ltd	71,000	142

		453	Texwinca Holdings Ltd	446,000	190

Rubber & Plastic Products (1.69%)					332

Ansell Ltd	82,244	720
			Tools - Hand Held (0.09%)
Hi-P International Ltd	177,000	37	Asahi Diamond Industrial Co Ltd	14,000	78
Kureha Corp	106,222	532
Polytec Holding AG	14,742	48	Toys (0.11%)
Semperit AG Holding	5,902	98	Tomy Co Ltd	14,800	97

		1,435

Satellite Telecommunications (0.57%)			Transport - Marine (0.67%)
Eutelsat Communications	20,438	483	Clarkson PLC	6,906	34
			Daiichi Chuo Kisen Kaisha	18,000	51
Schools (0.08%)			Deep Sea Supply PLC	33,500	35
Meiko Network Japan Co Ltd	5,859	32	Euronav NV	4,219	58
Navitas Ltd	22,937	39	Farstad Shipping ASA	2,600	25

		71	Inui Steamship Co Ltd	21,554	164

			Omega Navigation Enterprises Inc	9,348	59
Security Services (0.82%)
			Songa Offshore SE (a)	42,600	84
Prosegur Cia de Seguridad SA	20,915	696
			Stolt-Nielsen SA	6,135	63

Steel - Producers (1.12%)					573

Chubu Steel Plate Co Ltd	7,600	56	Transport - Rail (0.06%)
Godo Steel Ltd	106,076	298	VTG AG (a)	4,850	50
Kyoei Steel Ltd	12,104	243
Osaka Steel Co Ltd	5,000	65	Transport - Services (1.78%)
Salzgitter AG	3,809	291	Koninklijke Vopak NV	20,174	765

		953	TransForce Inc	22,394	75

			Viterra Inc (a)	87,955	677

Steel - Specialty (0.34%)
					1,517

Aichi Steel Corp	27,000	88
Mitsubishi Steel Manufacturing Co Ltd	29,000	76	Transport - Truck (0.83%)
Nippon Kinzoku Co Ltd	59,000	85	Hamakyorex Co Ltd	2,813	58
Topy Industries Ltd	20,000	36	Hitachi Transport System Ltd	42,800	644

		285			702

See accompanying notes

214

Schedule of Investments
International SmallCap Account
December 31, 2008

			Unrealized Appreciation (Depreciation)
			The net federal income tax unrealized appreciation (depreciation) and federal tax cost
	Shares	Value	of investments held by the account as of the period end were as follows:
	Held	(000's)

COMMON STOCKS (continued)			Unrealized Appreciation	$ 4,915
Travel Services (0.31%)			Unrealized Depreciation	(29,285)

Thomas Cook Group PLC	101,551 $	260	Net Unrealized Appreciation (Depreciation)	(24,370)
			Cost for federal income tax purposes	109,165
Trucking & Leasing (0.13%)			All dollar amounts are shown in thousands (000's)
Mullen Group Income Fund	10,600	110
			Portfolio Summary (unaudited)

Venture Capital (0.08%)			Country	Percent

Altamir Amboise	4,733	17	Japan	34.29%
Dinamia Capital Privado Sociedad de			United Kingdom	14.87%
Capital Riesgo SA (a)	3,665	47	Canada	9.83%

		64	Germany	6.41%

			Australia	6.13%
Water (0.69%)			France	4.96%
Northumbrian Water Group PLC	80,388	275	Netherlands	4.79%
Pennon Group PLC	36,285	263	Switzerland	3.55%
			Spain	2.21%
Sociedad General de Aguas de Barcelona SA	2,169	45	Italy	1.74%

		583	Bermuda	1.58%

			Sweden	1.47%
Web Portals (0.74%)			Belgium	1.40%
Iliad SA	2,758	239	Hong Kong	1.34%
So-net Entertainment Corp	129	326	Norway	0.92%
			United States	0.86%
XING AG (a)	1,741	65	Singapore	0.85%

		630	Greece	0.65%

			Finland	0.56%
Wire & Cable Products (0.09%)			Portugal	0.41%
Nippon Seisen Co Ltd	29,000	77	New Zealand	0.26%

TOTAL COMMON STOCKS	$ 84,062		Denmark	0.21%

			Austria	0.21%
	Principal		Ireland	0.10%
	Amount	Value	Cyprus	0.04%
	(000's)	(000's)	China	0.04%

			Korea, Republic Of	0.00%
SHORT TERM INVESTMENTS (0.86%)			Other Assets in Excess of Liabilities, Net	0.32%

Commercial Paper (0.86%)			TOTAL NET ASSETS	100.00%

Investment in Joint Trade Account; HSBC
Funding
0.05%, 1/ 2/2009	$ 366 $	366
Investment in Joint Trading Account;
Prudential Funding
0.05%, 1/ 2/2009	367	367

		733

TOTAL SHORT TERM INVESTMENTS	$ 733

Total Investments	$ 84,795
Other Assets in Excess of Liabilities, Net - 0.32%		268

TOTAL NET ASSETS - 100.00%	$ 85,063

(a) Non-Income Producing Security
(b)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $58 or 0.07% of net assets.

See accompanying notes		215

Schedule of Investments
LargeCap Blend Account II
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (96.82%)			COMMON STOCKS (continued)
Advertising Agencies (0.27%)			Beverages - Non-Alcoholic (continued)
Omnicom Group Inc	16,300 $	439	Coca-Cola Enterprises Inc	34,000 $	409
			Dr Pepper Snapple Group Inc (a)	14,600	237
Advertising Sales (0.04%)			Pepsi Bottling Group Inc	10,500	236
Lamar Advertising Co (a)	5,600	70	PepsiCo Inc	37,200	2,038

					4,989

Aerospace & Defense (1.74%)
Boeing Co	13,800	589	Broadcasting Services & Programming (0.13%)
General Dynamics Corp	7,700	444	Discovery Communications Inc - A Shares (a)	7,050	100
Lockheed Martin Corp	8,900	748	Discovery Communications Inc - C Shares (a)	8,550	114

Northrop Grumman Corp	8,700	392			214

Raytheon Co	5,800	296	Building - Residential & Commercial (0.11%)
Rockwell Collins Inc	8,400	328	Lennar Corp	19,600	170

		2,797

Aerospace & Defense Equipment (0.83%)			Building Products - Wood (0.16%)
Goodrich Corp	4,200	156	Masco Corp	23,600	263
United Technologies Corp	22,000	1,179	Cable TV (0.52%)

		1,335	Cablevision Systems Corp	10,100	170

Agricultural Chemicals (0.67%)			Scripps Networks Interactive	1,800	39
Monsanto Co	12,800	900	Time Warner Cable Inc (a)	29,500	633

Mosaic Co/The	1,900	66			842

Potash Corp of Saskatchewan	1,600	117	Casino Hotels (0.19%)

		1,083	MGM Mirage (a)	7,310	100

Agricultural Operations (0.14%)			Wynn Resorts Ltd (a)	4,700	199

Archer-Daniels-Midland Co	7,800	225			299

Airlines (0.08%)			Casino Services (0.11%)
Southwest Airlines Co	14,600	126	International Game Technology	14,900	177

Apparel Manufacturers (0.13%)			Cellular Telecommunications (0.30%)
Coach Inc (a)	10,100	210	MetroPCS Communications Inc (a)	27,500	409
			NII Holdings Inc (a)	4,200	76

Applications Software (2.76%)					485

Microsoft Corp	183,600	3,569	Chemicals - Diversified (0.54%)
Red Hat Inc (a)	46,500	615	Dow Chemical Co/The	7,400	112
Salesforce.com Inc (a)	7,600	243	EI Du Pont de Nemours & Co	30,100	761

		4,427			873

Athletic Footwear (0.17%)			Chemicals - Specialty (0.28%)
Nike Inc	5,400	275	Ecolab Inc	5,900	207
			International Flavors & Fragrances Inc	4,200	125
Audio & Video Products (0.02%)			Sigma-Aldrich Corp	2,800	118

Harman International Industries Inc	2,000	33			450

Auto - Car & Light Trucks (0.06%)			Coal (0.21%)
General Motors Corp	28,000	90	Consol Energy Inc	9,500	272
			Peabody Energy Corp	2,600	59

Auto/Truck Parts & Equipment - Original (0.09%)					331

Johnson Controls Inc	8,000	145
			Coatings & Paint (0.06%)
Beverages - Non-Alcoholic (3.10%)			Sherwin-Williams Co/The	1,700	102
Coca-Cola Co/The	45,700	2,069

See accompanying notes

216

Schedule of Investments
LargeCap Blend Account II
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Commercial Banks (0.38%)			Dental Supplies & Equipment (0.03%)
BB&T Corp	7,700 $	211	Dentsply International Inc	1,600 $	45
First Horizon National Corp	6,245	66
Marshall & Ilsley Corp	18,098	247	Dialysis Centers (0.03%)
Zions Bancorporation	3,500	86	DaVita Inc (a)	1,100	55

		610

			Disposable Medical Products (0.11%)
Commercial Services (0.02%)			CR Bard Inc	2,000	169
Quanta Services Inc (a)	1,900	38
			Diversified Banking Institutions (3.55%)
Commercial Services - Finance (0.95%)			Bank of America Corp	80,386	1,132
Automatic Data Processing Inc	10,800	425	Citigroup Inc	75,300	505
H&R Block Inc	24,200	550	Goldman Sachs Group Inc/The	10,300	869
Mastercard Inc	900	129	JP Morgan Chase & Co	83,888	2,645
Moody's Corp	2,000	40	Morgan Stanley	34,700	557

Paychex Inc	6,400	168			5,708

Western Union Co/The	14,600	209

			Diversified Financial Services (0.09%)
		1,521

			IntercontinentalExchange Inc (a)	1,700	140
Computer Aided Design (0.55%)
Autodesk Inc (a)	45,200	888	Diversified Manufacturing Operations (4.02%)
			3M Co	17,100	984
Computer Services (0.44%)			Danaher Corp	20,100	1,138
Accenture Ltd	18,300	600	General Electric Co	168,500	2,730
Computer Sciences Corp (a)	2,800	98	Honeywell International Inc	16,100	528

		698	Illinois Tool Works Inc	11,100	389

Computers (3.83%)			ITT Corp	4,000	184
Apple Inc (a)	20,300	1,733	Tyco International Ltd	23,600	510

Dell Inc (a)	51,700	530			6,463

Hewlett-Packard Co	46,000	1,669	E-Commerce - Products (0.50%)
IBM Corp	26,500	2,230	Amazon.com Inc (a)	15,600	800

		6,162

Computers - Memory Devices (0.31%)			E-Commerce - Services (0.07%)
EMC Corp/Massachusetts (a)	43,300	453	Expedia Inc (a)	13,000	107
SanDisk Corp (a)	5,300	51	Electric - Generation (0.07%)

		504	AES Corp/The (a)	14,400	119

Consumer Products - Miscellaneous (0.75%)
Clorox Co	2,600	144	Electric - Integrated (3.14%)
Fortune Brands Inc	9,000	372	Allegheny Energy Inc	2,700	91
Kimberly-Clark Corp	12,900	680	American Electric Power Co Inc	14,200	473

		1,196	Entergy Corp	8,200	682

			Exelon Corp	14,000	778
Cosmetics & Toiletries (2.64%)			FirstEnergy Corp	11,500	559
Avon Products Inc	18,700	449	FPL Group Inc	11,900	599
Colgate-Palmolive Co	4,100	281	PG&E Corp	7,100	275
Procter & Gamble Co	56,899	3,518	Pinnacle West Capital Corp	200	6

		4,248	PPL Corp	18,500	568

Data Processing & Management (0.10%)			Progress Energy Inc	3,400	135
Fiserv Inc (a)	4,400	160	Public Service Enterprise Group Inc	18,100	528
			TECO Energy Inc	17,500	216

See accompanying notes		217

Schedule of Investments
LargeCap Blend Account II
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Electric - Integrated (continued)			Food - Miscellaneous/Diversified (continued)
Xcel Energy Inc	7,000 $	130	Sara Lee Corp	34,900 $	342

		5,040			1,300

Electronic Components - Miscellaneous (0.39%)			Food - Retail (0.25%)
Tyco Electronics Ltd	38,400	622	Kroger Co/The	9,600	253
			SUPERVALU Inc	8,400	123
Electronic Components - Semiconductors (1.48%)			Whole Foods Market Inc	2,600	25

Broadcom Corp (a)	10,000	170			401

Intel Corp	55,500	813
MEMC Electronic Materials Inc (a)	5,100	73	Food - Wholesale & Distribution (0.20%)
Micron Technology Inc (a)	40,400	107	Sysco Corp	13,800	317
National Semiconductor Corp	25,200	254	Forestry (0.09%)
Nvidia Corp (a)	27,400	221	Weyerhaeuser Co	4,700	144
Texas Instruments Inc	41,500	644
Xilinx Inc	5,500	98	Gas - Distribution (0.44%)

		2,380	Centerpoint Energy Inc	6,400	81

Electronic Forms (0.22%)			NiSource Inc	5,600	61
Adobe Systems Inc (a)	16,300	347	Sempra Energy	13,300	567

					709

Electronic Measurement Instruments (0.09%)			Gold Mining (0.30%)
Agilent Technologies Inc (a)	9,100	142	Agnico-Eagle Mines Ltd	4,900	252
Engineering - Research & Development Services (0.16%)			Newmont Mining Corp	5,800	236

Fluor Corp	4,500	202			488

McDermott International Inc (a)	5,500	54	Hazardous Waste Disposal (0.06%)

		256	Stericycle Inc (a)	1,900	99

Entertainment Software (0.09%)			Health Care Cost Containment (0.24%)
Electronic Arts Inc (a)	8,800	141	McKesson Corp	10,100	391

Fiduciary Banks (0.59%)			Hotels & Motels (0.32%)
Bank of New York Mellon Corp/The	13,300	377	Marriott International Inc/DE	26,400	513
Northern Trust Corp	6,600	344
State Street Corp	5,600	220	Human Resources (0.11%)

		941	Monster Worldwide Inc (a)	2,700	33

Finance - Credit Card (0.26%)			Robert Half International Inc	6,800	141

American Express Co	22,400	416			174

			Independent Power Producer (0.33%)
Finance - Investment Banker & Broker (0.37%)			Dynegy Inc (a)	52,500	105
Charles Schwab Corp/The	15,700	254	NRG Energy Inc (a)	18,000	420

Merrill Lynch & Co Inc	29,600	344			525

		598

			Industrial Gases (0.41%)
Finance - Other Services (0.17%)			Praxair Inc	11,200	665
CME Group Inc	1,300	271
			Instruments - Scientific (0.10%)
Food - Confectionery (0.16%)			Waters Corp (a)	4,500	165
JM Smucker Co/The	6,064	263
			Insurance Brokers (0.48%)
Food - Miscellaneous/Diversified (0.81%)			Aon Corp	13,400	612
Kraft Foods Inc	35,693	958	Marsh & McLennan Cos Inc	6,400	155

					767

See accompanying notes		218

Schedule of Investments
LargeCap Blend Account II
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Internet Security (0.16%)			Medical Instruments (1.02%)
VeriSign Inc (a)	13,800 $	263	Boston Scientific Corp (a)	31,500 $	244
			Intuitive Surgical Inc (a)	1,200	153
Investment Management & Advisory Services (0.60%)			Medtronic Inc	27,000	848
Ameriprise Financial Inc	16,520	386	St Jude Medical Inc (a)	11,900	392

Franklin Resources Inc	2,000	128			1,637

Invesco Ltd	30,900	446

		960	Medical Products (3.33%)

			Baxter International Inc	15,400	825
Life & Health Insurance (0.31%)			Becton Dickinson & Co	5,300	363
Aflac Inc	6,000	275	Covidien Ltd	14,600	529
Lincoln National Corp	3,300	62	Hospira Inc (a)	3,000	80
Prudential Financial Inc	5,200	158	Johnson & Johnson	55,400	3,315

		495	Stryker Corp	5,800	232

Machinery - Construction & Mining (0.11%)					5,344

Terex Corp (a)	10,400	180	Metal - Diversified (0.19%)
			Freeport-McMoRan Copper & Gold Inc	12,553	307
Machinery - Farm (0.41%)
Deere & Co	17,200	659	Metal Processors & Fabrication (0.06%)
			Precision Castparts Corp	1,700	101
Medical - Biomedical/Gene (2.59%)
Amgen Inc (a)	21,200	1,224	Motion Pictures & Services (0.01%)
Biogen Idec Inc (a)	6,200	295	Ascent Media Corp (a)	705	15
Celgene Corp (a)	13,400	741
Genentech Inc (a)	2,300	191	Motorcycle/Motor Scooter (0.17%)
Genzyme Corp (a)	1,500	99	Harley-Davidson Inc	15,700	266
Gilead Sciences Inc (a)	31,400	1,606

		4,156	Multi-Line Insurance (0.67%)

			ACE Ltd	4,500	238
Medical - Drugs (5.04%)			Assurant Inc	2,300	69
Abbott Laboratories	27,700	1,478	Hartford Financial Services Group Inc	4,800	79
Allergan Inc/United States	10,100	407	Loews Corp	9,600	271
Bristol-Myers Squibb Co	41,200	958	MetLife Inc	12,100	422

Cephalon Inc (a)	2,300	177			1,079

Eli Lilly & Co	19,200	773
Merck & Co Inc/NJ	52,300	1,590	Multimedia (1.21%)
Pfizer Inc	47,000	833	Liberty Media Corp - Entertainment (a)	2,000	35
Schering-Plough Corp	37,700	642	McGraw-Hill Cos Inc/The	3,700	86
Wyeth	33,200	1,245	News Corp	21,000	191

		8,103	Time Warner Inc	92,800	933

			Viacom Inc (a)	6,500	124
Medical - HMO (1.08%)			Walt Disney Co/The	25,600	581

Aetna Inc	7,400	211			1,950

Cigna Corp	5,100	86
Humana Inc (a)	5,800	216	Networking Products (1.24%)
UnitedHealth Group Inc	18,300	487	Cisco Systems Inc (a)	75,100	1,224
WellPoint Inc (a)	17,500	737	Juniper Networks Inc (a)	43,500	762

		1,737			1,986

Medical - Wholesale Drug Distribution (0.24%)			Non-Hazardous Waste Disposal (0.45%)
AmerisourceBergen Corp	7,700	275	Republic Services Inc	28,960	718
Cardinal Health Inc	3,000	103

			Oil - Field Services (1.34%)
		378

			Baker Hughes Inc	12,300	394

See accompanying notes

219

Schedule of Investments
LargeCap Blend Account II
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Oil - Field Services (continued)			Property & Casualty Insurance (continued)
BJ Services Co	17,700 $	207	Travelers Cos Inc/The	15,915 $	719

Schlumberger Ltd	34,400	1,456			1,229

Smith International Inc	4,400	101	Radio (0.01%)

		2,158	Sirius XM Radio Inc (a)	96,980	12

Oil & Gas Drilling (0.23%)
Nabors Industries Ltd (a)	5,700	68	Regional Banks (3.28%)
Transocean Ltd (a)	6,474	306	Capital One Financial Corp	7,100	226

		374	Fifth Third Bancorp	39,300	325

			Keycorp	39,900	340
Oil Company - Exploration & Production (1.98%)			National City Corp (a)(b)(c)(d)	26,300	47
Cabot Oil & Gas Corp	3,800	99	National City Corp	11,100	20
Devon Energy Corp	6,100	401	PNC Financial Services Group Inc	12,500	612
EOG Resources Inc	10,800	719	US Bancorp	33,900	848
Newfield Exploration Co (a)	6,300	124	Wachovia Corp	42,900	238
Occidental Petroleum Corp	13,000	780	Wells Fargo & Co	88,800	2,618

Range Resources Corp	3,600	124			5,274

XTO Energy Inc	26,500	934

		3,181	Reinsurance (0.10%)

			Axis Capital Holdings Ltd	5,600	163
Oil Company - Integrated (8.40%)
Chevron Corp	46,400	3,432	REITS - Apartments (0.28%)
ConocoPhillips	16,400	850	Equity Residential	14,900	444
Exxon Mobil Corp	107,800	8,606
Murphy Oil Corp	13,900	616	REITS - Office Property (0.16%)

		13,504	Boston Properties Inc	4,600	253

Oil Field Machinery & Equipment (0.20%)			REITS - Regional Malls (0.29%)
FMC Technologies Inc (a)	9,300	222	Simon Property Group Inc	8,900	473
National Oilwell Varco Inc (a)	4,277	104

		326	REITS - Warehouse & Industrial (0.07%)

Oil Refining & Marketing (0.42%)			Prologis	7,500	104
Sunoco Inc	8,800	382
			Retail - Apparel & Shoe (0.09%)
Valero Energy Corp	13,800	299

			American Eagle Outfitters Inc	15,500	145
		681

Paper & Related Products (0.17%)			Retail - Bedding (0.46%)
International Paper Co	16,900	199	Bed Bath & Beyond Inc (a)	29,300	745
MeadWestvaco Corp	6,700	75

		274	Retail - Building Products (1.17%)

			Home Depot Inc	37,400	861
Pharmacy Services (0.58%)			Lowe's Cos Inc	47,500	1,022

Express Scripts Inc (a)	3,800	209			1,883

Medco Health Solutions Inc (a)	17,300	725

		934	Retail - Discount (1.85%)

			Costco Wholesale Corp	8,600	451
Pipelines (0.25%)			Wal-Mart Stores Inc	45,000	2,523

Spectra Energy Corp	20,100	317			2,974

Williams Cos Inc	6,100	88

		405	Retail - Drug Store (0.81%)

			CVS/Caremark Corp	35,078	1,008
Property & Casualty Insurance (0.77%)			Walgreen Co	12,000	296

Chubb Corp	10,000	510			1,304

See accompanying notes		220

Schedule of Investments
LargeCap Blend Account II
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Retail - Regional Department Store (0.49%)			Transport - Rail (continued)
Kohl's Corp (a)	21,900 $	793	Canadian National Railway Co	4,700 $	173
			CSX Corp	7,300	237
Retail - Restaurants (1.27%)			Norfolk Southern Corp	1,200	56
McDonald's Corp	19,400	1,207	Union Pacific Corp	17,000	813

Starbucks Corp (a)	30,800	291			1,529

Yum! Brands Inc	17,200	542

		2,040	Transport - Services (1.06%)

			CH Robinson Worldwide Inc	2,900	160
Schools (0.20%)			Expeditors International of Washington Inc	10,000	333
Apollo Group Inc (a)	4,200	322	United Parcel Service Inc	22,000	1,213

					1,706

Semiconductor Component - Integrated Circuits (0.37%)
Analog Devices Inc	11,500	219	Web Portals (1.00%)
Marvell Technology Group Ltd (a)	56,800	379	Google Inc (a)	5,200	1,600

		598

			Wireless Equipment (1.43%)
Semiconductor Equipment (0.26%)			American Tower Corp (a)	11,560	339
Applied Materials Inc	30,900	313	Crown Castle International Corp (a)	15,600	274
Kla-Tencor Corp	4,800	105	Motorola Inc	62,300	276

		418	Qualcomm Inc	39,100	1,401

Steel - Producers (0.29%)					2,290

Nucor Corp	7,200	333	TOTAL COMMON STOCKS	$ 155,597

United States Steel Corp	3,600	134

		467		Principal

				Amount	Value
Telecommunication Equipment (0.11%)				(000's)	(000's)

Alcatel-Lucent ADR	82,892	178	U.S. GOVERNMENT & GOVERNMENT AGENCY
			OBLIGATIONS (0.07%)
Telecommunication Equipment - Fiber Optics (0.13%)			U.S. Treasury Bill (0.07%)
JDS Uniphase Corp (a)	56,200	205	0.26%, 9/15/2009 (e)	$ 25	25
			0.28%, 1/22/2009 (e)	20	20
Telephone - Integrated (3.03%)			0.17%, 4/16/2009 (e)	70	70

AT&T Inc	145,277	4,140			115
Sprint Nextel Corp	181,300	332

Verizon Communications Inc	11,700	397	TOTAL U.S. GOVERNMENT & GOVERNMENT

			AGENCY OBLIGATIONS	$ 115

		4,869

			SHORT TERM INVESTMENTS (0.72%)
Therapeutics (0.07%)			Commercial Paper (0.72%)
Warner Chilcott Ltd (a)	7,900	115	Investment in Joint Trade Account; HSBC
			Funding
Tobacco (1.80%)			0.05%, 1/ 2/2009	$ 583 $	583
Altria Group Inc	44,000	663	Investment in Joint Trading Account;
Lorillard Inc	5,400	304	Prudential Funding
Philip Morris International Inc	44,400	1,932	0.05%, 1/ 2/2009	583	583

		2,899			1,166

Tools - Hand Held (0.06%)			TOTAL SHORT TERM INVESTMENTS	$ 1,166

Stanley Works/The	2,700	92	Total Investments	$ 156,878
			Other Assets in Excess of Liabilities, Net - 2.39%		3,834

Toys (0.09%)
Mattel Inc	9,100	146	TOTAL NET ASSETS - 100.00%	$ 160,712

Transport - Rail (0.95%)
Burlington Northern Santa Fe Corp	3,300	250

See accompanying notes

221

	Schedule of Investments
	LargeCap Blend Account II
	December 31, 2008
(a) Non-Income Producing Security
(b)	Restricted Security. At the end of the period, the value of this security totaled $48 or 0.03% of net assets. The security was purchased on April
29, 2008 at a cost of $132 ($5.00 per share).
(c) Security is Illiquid
(d)	Market value is determined in accordance with procedures established in
good faith by the Board of Directors.	At the end of the period, the value
of these securities totaled $47 or 0.03% of net assets.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $115 or 0.07% of net assets.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 4,162
Unrealized Depreciation	(70,388)

Net Unrealized Appreciation (Depreciation)	(66,226)
Cost for federal income tax purposes	223,104
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent

Consumer, Non-cyclical	25.41%
Financial	13.12%
Energy	13.04%
Industrial	10.66%
Technology	10.40%
Communications	10.15%
Consumer, Cyclical	7.76%
Utilities	3.98%
Basic Materials	3.02%
Government	0.07%
Other Assets in Excess of Liabilities, Net	2.39%

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Futures	0.48%

	Futures Contracts

				Current	Unrealized
			Original	Market	Appreciation/
Type	Buy/Sell	Contracts	Value	Value	(Depreciation)

S&P 500 eMini; March 2009	Buy	17	$ 746	$ 765	$ 19
All dollar amounts are shown in thousands (000's)

See accompanying notes	222

Schedule of Investments
LargeCap Growth Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (91.84%)			COMMON STOCKS (continued)
Aerospace & Defense Equipment (2.22%)			Forestry (1.04%)
United Technologies Corp	72,300 $	3,875	Weyerhaeuser Co	59,000 $	1,806

Agricultural Chemicals (1.06%)			Instruments - Scientific (1.34%)
Monsanto Co	26,275	1,849	Thermo Fisher Scientific Inc (a)	68,600	2,337

Airlines (2.44%)			Internet Security (1.44%)
Delta Air Lines Inc (a)	370,501	4,246	Symantec Corp (a)	184,900	2,500

Athletic Footwear (2.28%)			Medical - Biomedical/Gene (5.58%)
Nike Inc	77,981	3,977	Amgen Inc (a)	74,000	4,274
			Gilead Sciences Inc (a)	106,500	5,446

Beverages - Non-Alcoholic (2.93%)					9,720

Coca-Cola Co/The	112,733	5,103
			Medical - Drugs (3.49%)
Commercial Services - Finance (6.23%)			Abbott Laboratories	81,994	4,376
Mastercard Inc	27,534	3,935	Bristol-Myers Squibb Co	73,000	1,697

Visa Inc	84,874	4,452			6,073

Western Union Co/The	172,200	2,469	Medical Instruments (1.17%)

		10,856	Intuitive Surgical Inc (a)	16,049	2,038

Computers (5.78%)
Apple Inc (a)	55,022	4,696	Medical Products (5.25%)
Hewlett-Packard Co	147,943	5,369	Baxter International Inc	99,700	5,343

		10,065	Covidien Ltd	104,900	3,802

					9,145

Diversified Banking Institutions (5.59%)
Goldman Sachs Group Inc/The	23,538	1,987	Networking Products (2.55%)
JP Morgan Chase & Co	245,642	7,745	Cisco Systems Inc (a)	272,411	4,440

		9,732	Oil & Gas Drilling (1.03%)

E-Commerce - Products (1.64%)			Transocean Ltd (a)	38,000	1,796
Amazon.com Inc (a)	55,600	2,851
			Oil Company - Exploration & Production (3.74%)
Electric Products - Miscellaneous (1.49%)			Chesapeake Energy Corp	104,900	1,696
Emerson Electric Co	71,000	2,599	Devon Energy Corp	73,200	4,810

					6,506

Energy - Alternate Sources (1.61%)
First Solar Inc (a)	20,300	2,801	Oil Company - Integrated (2.38%)
			Exxon Mobil Corp	52,000	4,151
Entertainment Software (1.12%)
Activision Blizzard Inc (a)	225,900	1,952	Pharmacy Services (2.51%)
			Express Scripts Inc (a)	79,500	4,371
Fiduciary Banks (1.91%)
State Street Corp	84,628	3,328	Regional Banks (3.22%)
			PNC Financial Services Group Inc	37,000	1,813
Finance - Investment Banker & Broker (0.94%)			Wells Fargo & Co	129,000	3,803

Merrill Lynch & Co Inc	140,900	1,640			5,616

			Retail - Discount (4.72%)
Finance - Other Services (1.08%)			Wal-Mart Stores Inc	146,500	8,213
CME Group Inc	9,000	1,873
			Retail - Restaurants (3.12%)
Food - Miscellaneous/Diversified (2.89%)			McDonald's Corp	87,500	5,442
General Mills Inc	82,900	5,036

See accompanying notes		223

Schedule of Investments
LargeCap Growth Account
December 31, 2008

			Unrealized Appreciation (Depreciation)
			The net federal income tax unrealized appreciation (depreciation) and federal tax cost
	Shares	Value	of investments held by the account as of the period end were as follows:
	Held	(000's)

COMMON STOCKS (continued)			Unrealized Appreciation	$ 5,358
Semiconductor Equipment (1.00%)			Unrealized Depreciation	(53,491)

Applied Materials Inc	171,900 $	1,741	Net Unrealized Appreciation (Depreciation)	(48,133)
			Cost for federal income tax purposes	221,021
Transport - Rail (1.45%)			All dollar amounts are shown in thousands (000's)
Union Pacific Corp	53,000	2,533
			Portfolio Summary (unaudited)

Web Portals (1.84%)			Sector	Percent

Google Inc (a)	10,390	3,197	Consumer, Non-cyclical	30.05%
			Financial	20.16%
Wireless Equipment (3.76%)			Consumer, Cyclical	12.56%
American Tower Corp (a)	65,900	1,932	Communications	11.22%
Qualcomm Inc	128,900	4,619	Energy	8.76%

			Technology	7.90%
		6,551	Industrial	6.51%

TOTAL COMMON STOCKS		$ 159,959	Basic Materials	2.10%
			Other Assets in Excess of Liabilities, Net	0.74%

	Principal		TOTAL NET ASSETS	100.00%

	Amount	Value
	(000's)	(000's)

SHORT TERM INVESTMENTS (4.43%)
Commercial Paper (4.43%)
Investment in Joint Trade Account; HSBC
Funding
0.05%, 1/ 2/2009	$ 3,857 $	3,857
Investment in Joint Trading Account;
Prudential Funding
0.05%, 1/ 2/2009	3,857	3,857

		7,714

TOTAL SHORT TERM INVESTMENTS		$ 7,714

REPURCHASE AGREEMENTS (2.99%)
Money Center Banks (2.99%)
Investment in Joint Trading Account; Bank
of America Repurchase Agreement; 0.01%
dated 12/31/2008 maturing 01/02/2009
(collateralized by US Treasury Note;
$1,652,000; 1.75%; dated 11/15/11)	$ 1,620 $	1,620
Investment in Joint Trading Account;
Morgan Stanley Repurchase Agreement;
0.03% dated 12/31/2008 maturing
01/02/2009 (collateralized by Sovereign
Agency Issues; $3,703,000; 2.75% -
4.38%; dated 03/12/10 - 03/17/10)	3,595	3,595

		5,215

TOTAL REPURCHASE AGREEMENTS		$ 5,215

Total Investments		$ 172,888
Other Assets in Excess of Liabilities, Net - 0.74%		1,292

TOTAL NET ASSETS - 100.00%		$ 174,180

(a) Non-Income Producing Security

See accompanying notes		224

Schedule of Investments
LargeCap Growth Account I
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (99.17%)			COMMON STOCKS (continued)
Aerospace & Defense (0.65%)			Fiduciary Banks (1.69%)
Lockheed Martin Corp	12,200 $	1,026	State Street Corp	67,500 $	2,655

Agricultural Chemicals (0.65%)			Finance - Investment Banker & Broker (0.81%)
Monsanto Co	14,600	1,027	Charles Schwab Corp/The	79,000	1,277

Applications Software (2.96%)			Health Care Cost Containment (1.38%)
Microsoft Corp	134,300	2,611	McKesson Corp	56,100	2,173
Salesforce.com Inc (a)	63,900	2,045

		4,656	Hotels & Motels (1.88%)

			Marriott International Inc/DE	151,700	2,951
Casino Hotels (0.46%)
MGM Mirage (a)	52,010	716	Independent Power Producer (1.45%)
			NRG Energy Inc (a)	97,900	2,284
Casino Services (0.63%)
International Game Technology	83,500	993	Industrial Gases (2.10%)
			Praxair Inc	55,500	3,295
Cellular Telecommunications (1.71%)
MetroPCS Communications Inc (a)	180,700	2,683	Internet Security (0.52%)
			VeriSign Inc (a)	43,100	822
Computer Aided Design (0.80%)
Autodesk Inc (a)	64,000	1,258	Investment Management & Advisory Services (1.14%)
			Franklin Resources Inc	28,000	1,786
Computer Services (3.06%)
Accenture Ltd	146,500	4,804	Medical - Biomedical/Gene (10.49%)
			Amgen Inc (a)	21,300	1,230
Computers (4.71%)			Celgene Corp (a)	51,543	2,849
Apple Inc (a)	65,900	5,625	Genentech Inc (a)	60,000	4,975
Research In Motion Ltd (a)	43,600	1,769	Gilead Sciences Inc (a)	145,300	7,431

		7,394			16,485

Diversified Banking Institutions (2.11%)			Medical - Drugs (3.54%)
Goldman Sachs Group Inc/The	27,700	2,338	Allergan Inc/United States	76,200	3,072
Morgan Stanley	61,000	978	Wyeth	66,500	2,495

		3,316			5,567

Diversified Manufacturing Operations (4.27%)			Medical - HMO (0.70%)
Danaher Corp	118,600	6,714	Humana Inc (a)	29,600	1,104

E-Commerce - Products (4.24%)			Medical Instruments (1.54%)
Amazon.com Inc (a)	129,900	6,661	Medtronic Inc	76,900	2,416

E-Commerce - Services (0.66%)			Medical Products (1.97%)
Expedia Inc (a)	125,700	1,036	Baxter International Inc	25,200	1,350
Electronic Components - Semiconductors (3.39%)			Stryker Corp	43,700	1,746

Broadcom Corp (a)	152,500	2,588			3,096

Xilinx Inc	153,500	2,735	Networking Products (4.15%)

		5,323	Juniper Networks Inc (a)	372,700	6,526

Energy - Alternate Sources (0.26%)			Oil - Field Services (2.47%)
First Solar Inc (a)	3,000	414	Schlumberger Ltd	91,700	3,882
Entertainment Software (0.81%)
Electronic Arts Inc (a)	79,200	1,270

See accompanying notes		225

Schedule of Investments
LargeCap Growth Account I
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Oil Company - Exploration & Production (1.27%)			Wireless Equipment (continued)
EOG Resources Inc	29,900 $	1,991	Qualcomm Inc	154,500 $	5,536

					13,552

Oil Company - Integrated (1.19%)
Petroleo Brasileiro SA ADR	36,900	753	TOTAL COMMON STOCKS	$ 155,836

Suncor Energy Inc	57,300	1,117		Principal

		1,870		Amount	Value

				(000's)	(000's)

Pharmacy Services (2.94%)
Medco Health Solutions Inc (a)	110,200	4,619	SHORT TERM INVESTMENTS (0.96%)
			Commercial Paper (0.96%)
Power Converter & Supply Equipment (0.58%)			Investment in Joint Trade Account; HSBC
			Funding
Sunpower Corp - Class B (a)	30,000	913	0.05%, 1/ 2/2009	$ 750 $	750
			Investment in Joint Trading Account;
Regional Banks (1.00%)			Prudential Funding
Wells Fargo & Co	53,200	1,568	0.05%, 1/ 2/2009	750	750

					1,500
Retail - Bedding (1.43%)

Bed Bath & Beyond Inc (a)	88,400	2,247	TOTAL SHORT TERM INVESTMENTS	$ 1,500

			Total Investments	$ 157,336
Retail - Discount (2.68%)			Liabilities in Excess of Other Assets, Net - (0.13)%		(198)

Wal-Mart Stores Inc	75,100	4,210
			TOTAL NET ASSETS - 100.00%	$ 157,138

Retail - Regional Department Store (1.32%)
Kohl's Corp (a)	57,100	2,067	(a) Non-Income Producing Security
Retail - Restaurants (1.00%)
Yum! Brands Inc	49,900	1,572	Unrealized Appreciation (Depreciation)
			The net federal income tax unrealized appreciation (depreciation) and federal tax cost
			of investments held by the account as of the period end were as follows:
Schools (0.43%)
Apollo Group Inc (a)	8,800	674	Unrealized Appreciation	$ 7,743
			Unrealized Depreciation		(64,600)

Semiconductor Component - Integrated Circuits (1.87%)
Marvell Technology Group Ltd (a)	439,800	2,933	Net Unrealized Appreciation (Depreciation)		(56,857)
			Cost for federal income tax purposes		214,193
Semiconductor Equipment (1.66%)			All dollar amounts are shown in thousands (000's)
ASML Holding NV	144,600	2,613
			Portfolio Summary (unaudited)

Toys (0.79%)			Sector		Percent

Nintendo Co Ltd ADR	26,100	1,246	Consumer, Non-cyclical		23.00%
			Communications		22.86%
Transport - Services (2.23%)			Technology		19.25%
			Consumer, Cyclical		10.18%
Expeditors International of Washington Inc	78,500	2,612	Industrial		7.74%
United Parcel Service Inc	16,200	893	Financial		7.70%

		3,505	Energy		5.19%

			Basic Materials		2.75%
Web Portals (2.96%)			Utilities		1.46%
Google Inc (a)	15,100	4,646	Liabilities in Excess of Other Assets, Net		(0.13%)

			TOTAL NET ASSETS		100.00%

Wireless Equipment (8.62%)
American Tower Corp (a)	208,300	6,107
Crown Castle International Corp (a)	108,600	1,909

See accompanying notes		226

Schedule of Investments
LargeCap S&P 500 Index Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (97.93%)			COMMON STOCKS (continued)
Advertising Agencies (0.13%)			Auto - Car & Light Trucks (0.09%)
Interpublic Group of Cos Inc (a)	5,758 $	23	Ford Motor Co (a)	28,866 $	66
Omnicom Group Inc	3,756	101	General Motors Corp	7,376	24

		124			90

Aerospace & Defense (1.53%)			Auto - Medium & Heavy Duty Trucks (0.13%)
Boeing Co	8,855	378	Paccar Inc	4,382	125
General Dynamics Corp	4,711	271
Lockheed Martin Corp	4,023	338	Auto/Truck Parts & Equipment - Original (0.13%)
Northrop Grumman Corp	3,951	178	Johnson Controls Inc	7,180	130
Raytheon Co	5,003	255
			Beverages - Non-Alcoholic (2.30%)
Rockwell Collins Inc	1,913	75

			Coca-Cola Co/The	24,042	1,088
		1,495

			Coca-Cola Enterprises Inc	3,832	46
Aerospace & Defense Equipment (0.69%)			Dr Pepper Snapple Group Inc (a)	3,065	50
Goodrich Corp	1,487	55	Pepsi Bottling Group Inc	1,633	37
United Technologies Corp	11,487	616	PepsiCo Inc	18,767	1,028

		671			2,249

Agricultural Chemicals (0.51%)			Beverages - Wine & Spirits (0.10%)
CF Industries Holdings Inc	687	34	Brown-Forman Corp	1,185	61
Monsanto Co	6,621	466	Constellation Brands Inc (a)	2,352	37

		500			98

Agricultural Operations (0.23%)			Brewery (0.09%)
Archer-Daniels-Midland Co	7,751	223	Molson Coors Brewing Co	1,798	88

Airlines (0.08%)			Building - Residential & Commercial (0.10%)
Southwest Airlines Co	8,938	77	Centex Corp	1,502	16
			DR Horton Inc	3,329	24
Apparel Manufacturers (0.18%)			KB Home	910	12
Coach Inc (a)	3,950	82	Lennar Corp	1,707	15
Jones Apparel Group Inc	1,008	6	Pulte Homes Inc	2,582	28

Polo Ralph Lauren Corp	680	31			95

VF Corp	1,064	58

		177	Building Products - Wood (0.05%)

			Masco Corp	4,349	48
Appliances (0.04%)
Whirlpool Corp	888	37	Cable TV (0.78%)
			Comcast Corp - Class A	34,798	587
Applications Software (2.05%)			DIRECTV Group Inc/The (a)	6,599	151
Citrix Systems Inc (a)	2,195	52	Scripps Networks Interactive	1,088	24

Compuware Corp (a)	2,979	20			762

Intuit Inc (a)	3,867	92
Microsoft Corp	92,441	1,797	Casino Hotels (0.03%)
Salesforce.com Inc (a)	1,268	40	Wynn Resorts Ltd (a)	744	31

		2,001

			Casino Services (0.04%)
Athletic Footwear (0.25%)			International Game Technology	3,561	42
Nike Inc	4,741	242
			Chemicals - Diversified (0.64%)
Audio & Video Products (0.01%)			Dow Chemical Co/The	11,162	169
Harman International Industries Inc	707	12	EI Du Pont de Nemours & Co	10,904	276
			PPG Industries Inc	1,984	84
See accompanying notes

227

Schedule of Investments
LargeCap S&P 500 Index Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Chemicals - Diversified (continued)			Computers (continued)
Rohm & Haas Co	1,510 $	93	Hewlett-Packard Co	29,594 $	1,074

		622	IBM Corp	16,234	1,366

Chemicals - Specialty (0.20%)			Sun Microsystems Inc (a)	8,925	34

Eastman Chemical Co	877	28			3,605

Ecolab Inc	2,026	71	Computers - Integrated Systems (0.03%)
International Flavors & Fragrances Inc	950	28	Teradata Corp (a)	2,127	32
Sigma-Aldrich Corp	1,515	64

		191	Computers - Memory Devices (0.35%)

			EMC Corp/Massachusetts (a)	24,659	258
Coal (0.15%)			NetApp Inc (a)	3,990	56
Consol Energy Inc	2,189	63	SanDisk Corp (a)	2,731	26

Massey Energy Co	1,029	14			340

Peabody Energy Corp	3,222	73

		150	Computers - Peripheral Equipment (0.03%)

			Lexmark International Inc (a)	947	25
Coatings & Paint (0.07%)
Sherwin-Williams Co/The	1,187	71	Consumer Products - Miscellaneous (0.44%)
			Clorox Co	1,676	93
Commercial Banks (0.42%)			Fortune Brands Inc	1,811	75
BB&T Corp	6,676	183	Kimberly-Clark Corp	5,000	264

First Horizon National Corp	2,482	26			432

M&T Bank Corp	933	54
Marshall & Ilsley Corp	3,145	43	Containers - Metal & Glass (0.05%)
Regions Financial Corp	8,361	67	Ball Corp	1,143	48
Zions Bancorporation	1,394	34

			Containers - Paper & Plastic (0.10%)
		407

			Bemis Co Inc	1,204	29
Commercial Services (0.01%)			Pactiv Corp (a)	1,588	40
Convergys Corp (a)	1,475	9	Sealed Air Corp	1,908	28

					97

Commercial Services - Finance (0.83%)
Automatic Data Processing Inc	6,137	241	Cosmetics & Toiletries (2.88%)
Equifax Inc	1,526	41	Avon Products Inc	5,151	124
H&R Block Inc	4,096	93	Colgate-Palmolive Co	6,099	418
Mastercard Inc	875	125	Estee Lauder Cos Inc/The	1,400	43
Moody's Corp	2,347	47	Procter & Gamble Co	36,078	2,230

Paychex Inc	3,880	102			2,815

Total System Services Inc	2,378	33	Cruise Lines (0.13%)
Western Union Co/The	8,647	124	Carnival Corp	5,281	128

		806

			Data Processing & Management (0.16%)
Computer Aided Design (0.06%)			Dun & Bradstreet Corp	651	50
Autodesk Inc (a)	2,734	54
			Fidelity National Information Services Inc	2,296	37
Computer Services (0.19%)			Fiserv Inc (a)	1,935	71

Affiliated Computer Services Inc (a)	1,179	54			158

Cognizant Technology Solutions Corp (a)	3,519	64	Dental Supplies & Equipment (0.07%)
Computer Sciences Corp (a)	1,830	64	Dentsply International Inc	1,800	51

		182	Patterson Cos Inc (a)	1,102	20

Computers (3.69%)					71

Apple Inc (a)	10,741	917
Dell Inc (a)	20,911	214

See accompanying notes

228

Schedule of Investments
LargeCap S&P 500 Index Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Dialysis Centers (0.06%)			Electric - Integrated (3.63%)
DaVita Inc (a)	1,254 $	62	Allegheny Energy Inc	2,043 $	69
			Ameren Corp	2,555	85
Disposable Medical Products (0.10%)			American Electric Power Co Inc	4,876	162
CR Bard Inc	1,199	101	CMS Energy Corp	2,733	28
			Consolidated Edison Inc	3,306	129
Distribution & Wholesale (0.19%)
			Constellation Energy Group Inc	2,156	54
Fastenal Co	1,561	54
			Dominion Resources Inc/VA	7,025	252
Genuine Parts Co	1,927	73
			DTE Energy Co	1,970	70
WW Grainger Inc	781	62

			Duke Energy Corp	15,289	230
		189

			Edison International	3,937	126
Diversified Banking Institutions (3.45%)			Entergy Corp	2,288	190
Bank of America Corp	60,630	853	Exelon Corp	7,950	442
Citigroup Inc	65,849	442	FirstEnergy Corp	3,683	179
Goldman Sachs Group Inc/The	5,343	451	FPL Group Inc	4,939	249
JP Morgan Chase & Co	45,101	1,422	Integrys Energy Group Inc	923	40
Morgan Stanley	12,832	206	Pepco Holdings Inc	2,613	46

		3,374	PG&E Corp	4,362	169

Diversified Financial Services (0.07%)			Pinnacle West Capital Corp	1,218	39
IntercontinentalExchange Inc (a)	873	72	PPL Corp	4,531	139
			Progress Energy Inc	3,179	127
Diversified Manufacturing Operations (3.94%)			Public Service Enterprise Group Inc	6,115	178
3M Co	8,373	482	Southern Co	9,360	346
Cooper Industries Ltd	2,094	61	TECO Energy Inc	2,571	32
Danaher Corp	3,090	175	Wisconsin Energy Corp	1,413	59
Dover Corp	2,247	74	Xcel Energy Inc	5,426	101

Eaton Corp	1,993	99			3,541

General Electric Co (b)	126,916	2,056
			Electric Products - Miscellaneous (0.37%)
Honeywell International Inc	8,776	288
			Emerson Electric Co	9,269	339
Illinois Tool Works Inc	4,756	167
			Molex Inc	1,702	25

Ingersoll-Rand Co Ltd	3,852	67
					364

ITT Corp	2,194	101
Leggett & Platt Inc	1,887	29	Electronic Components - Miscellaneous (0.11%)
Parker Hannifin Corp	1,947	83	Jabil Circuit Inc	2,545	17
Textron Inc	2,913	40	Tyco Electronics Ltd	5,530	90

Tyco International Ltd	5,715	123			107

		3,845	Electronic Components - Semiconductors (1.72%)

Diversified Operations (0.04%)			Advanced Micro Devices Inc (a)	7,353	16
Leucadia National Corp	2,139	42	Altera Corp	3,593	60
			Broadcom Corp (a)	5,367	91
E-Commerce - Products (0.20%)			Intel Corp	67,208	985
Amazon.com Inc (a)	3,886	199	LSI Corp (a)	7,795	26
			MEMC Electronic Materials Inc (a)	2,712	39
E-Commerce - Services (0.21%)			Microchip Technology Inc	2,198	43
eBay Inc (a)	12,961	181	Micron Technology Inc (a)	9,229	24
Expedia Inc (a)	2,531	21	National Semiconductor Corp	2,357	24

		202	Nvidia Corp (a)	6,490	52

Electric - Generation (0.07%)			QLogic Corp (a)	1,546	21
AES Corp/The (a)	8,129	67	Texas Instruments Inc	15,665	243

See accompanying notes

229

Schedule of Investments
LargeCap S&P 500 Index Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Electronic Components - Semiconductors			Finance - Investment Banker & Broker (0.43%)
(continued)			Charles Schwab Corp/The	11,307 $	183
Xilinx Inc	3,310 $	59	E*Trade Financial Corp (a)	6,800	8

		1,683	Merrill Lynch & Co Inc	19,348	225

Electronic Connectors (0.05%)					416

Amphenol Corp	2,124	51	Finance - Other Services (0.30%)
Electronic Forms (0.14%)			CME Group Inc	809	168
Adobe Systems Inc (a)	6,416	137	NASDAQ OMX Group Inc/The (a)	1,645	41
			NYSE Euronext	3,202	88

Electronic Measurement Instruments (0.07%)					297

Agilent Technologies Inc (a)	4,229	66	Financial Guarantee Insurance (0.01%)
			MBIA Inc	2,276	9
Electronics - Military (0.11%)
L-3 Communications Holdings Inc	1,443	106	Food - Confectionery (0.13%)
			Hershey Co/The	2,004	70
Engineering - Research & Development Services (0.17%)			JM Smucker Co/The	1,431	62

Fluor Corp	2,193	98
					132

Jacobs Engineering Group Inc (a)	1,485	72

		170	Food - Dairy Products (0.03%)

			Dean Foods Co (a)	1,860	33
Engines - Internal Combustion (0.07%)
Cummins Inc	2,433	65	Food - Meat Products (0.03%)
			Tyson Foods Inc	3,650	32
Enterprise Software & Services (1.03%)
BMC Software Inc (a)	2,266	61	Food - Miscellaneous/Diversified (1.33%)
CA Inc	4,760	88	Campbell Soup Co	2,486	75
Novell Inc (a)	4,172	16	ConAgra Foods Inc	5,402	89
Oracle Corp (a)	47,335	840	General Mills Inc	4,038	245

		1,005	HJ Heinz Co	3,800	143

Entertainment Software (0.06%)			Kellogg Co	3,044	133
Electronic Arts Inc (a)	3,877	62	Kraft Foods Inc	17,752	477
			McCormick & Co Inc/MD	1,571	50
Fiduciary Banks (0.76%)			Sara Lee Corp	8,542	84

Bank of New York Mellon Corp/The	13,867	393			1,296

Northern Trust Corp	2,695	141
			Food - Retail (0.39%)
State Street Corp	5,219	205

			Kroger Co/The	7,884	208
		739

			Safeway Inc	5,180	123
Filtration & Separation Products (0.04%)			SUPERVALU Inc	2,559	38
Pall Corp	1,427	41	Whole Foods Market Inc	1,696	16

					385

Finance - Commercial (0.02%)
CIT Group Inc	4,354	20	Food - Wholesale & Distribution (0.17%)
			Sysco Corp	7,240	166
Finance - Consumer Loans (0.05%)
SLM Corp (a)	5,646	50	Forestry (0.15%)
			Plum Creek Timber Co Inc	2,015	70
Finance - Credit Card (0.32%)			Weyerhaeuser Co	2,553	78

American Express Co	14,015	260			148

Discover Financial Services	5,799	55	Gas - Distribution (0.24%)

		315	Centerpoint Energy Inc	4,159	52

			Nicor Inc	546	19

See accompanying notes		230

Schedule of Investments
LargeCap S&P 500 Index Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Gas - Distribution (continued)			Internet Security (continued)
NiSource Inc	3,314 $	36	VeriSign Inc (a)	2,345 $	45

Sempra Energy	2,944	126			245

		233	Investment Companies (0.01%)

Gold Mining (0.23%)			American Capital Ltd	2,498	8
Newmont Mining Corp	5,489	223
			Investment Management & Advisory Services (0.44%)
Hazardous Waste Disposal (0.06%)			Ameriprise Financial Inc	2,617	61
Stericycle Inc (a)	1,034	54	Federated Investors Inc	1,070	18
			Franklin Resources Inc	1,828	117
Health Care Cost Containment (0.13%)			Invesco Ltd	4,652	67
McKesson Corp	3,334	129	Janus Capital Group Inc	1,907	15
			Legg Mason Inc	1,715	38
Home Decoration Products (0.03%)
			T Rowe Price Group Inc	3,122	111

Newell Rubbermaid Inc	3,350	33
					427

Hotels & Motels (0.13%)			Life & Health Insurance (0.61%)
Marriott International Inc/DE	3,543	69	Aflac Inc	5,632	258
Starwood Hotels & Resorts Worldwide Inc	2,212	40	Lincoln National Corp	3,092	58
Wyndham Worldwide Corp	2,143	14	Prudential Financial Inc	5,123	155

		123	Torchmark Corp	1,027	46

Human Resources (0.06%)			Unum Group	4,001	75

Monster Worldwide Inc (a)	1,489	18			592

Robert Half International Inc	1,875	39	Linen Supply & Related Items (0.04%)

		57	Cintas Corp	1,588	37

Independent Power Producer (0.01%)
Dynegy Inc (a)	6,111	12	Machinery - Construction & Mining (0.33%)
			Caterpillar Inc	7,289	326
Industrial Automation & Robots (0.06%)
Rockwell Automation Inc/DE	1,710	55	Machinery - Farm (0.20%)
			Deere & Co	5,160	198
Industrial Gases (0.36%)
Air Products & Chemicals Inc	2,532	127	Machinery - General Industry (0.01%)
			Manitowoc Co Inc/The	1,575	14
Praxair Inc	3,726	221

		348	Machinery - Pumps (0.04%)

Instruments - Scientific (0.24%)			Flowserve Corp	683	35
PerkinElmer Inc	1,427	20
Thermo Fisher Scientific Inc (a)	5,078	173	Medical - Biomedical/Gene (2.13%)
Waters Corp (a)	1,188	43	Amgen Inc (a)	12,803	739

		236	Biogen Idec Inc (a)	3,525	168

			Celgene Corp (a)	5,536	306
Insurance Brokers (0.31%)			Genzyme Corp (a)	3,269	217
Aon Corp	3,260	149	Gilead Sciences Inc (a)	11,116	569
Marsh & McLennan Cos Inc	6,212	151	Life Technologies Corp (a)	2,085	49

		300	Millipore Corp (a)	667	34

Internet Infrastructure Software (0.03%)					2,082

Akamai Technologies Inc (a)	2,044	31	Medical - Drugs (5.67%)
Internet Security (0.25%)			Abbott Laboratories	18,748	1,000
McAfee Inc (a)	1,843	64	Allergan Inc/United States	3,716	150
Symantec Corp (a)	10,102	136	Bristol-Myers Squibb Co	23,920	556

See accompanying notes		231

Schedule of Investments
LargeCap S&P 500 Index Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Medical - Drugs (continued)			Medical Products (continued)
Cephalon Inc (a)	827 $	64	Varian Medical Systems Inc (a)	1,501 $	52
Eli Lilly & Co	12,090	487	Zimmer Holdings Inc (a)	2,714	110

Forest Laboratories Inc (a)	3,642	93			3,160

King Pharmaceuticals Inc (a)	2,978	32	Metal - Aluminum (0.11%)
Merck & Co Inc/NJ	25,547	777	Alcoa Inc	9,671	109
Pfizer Inc	81,478	1,443
Schering-Plough Corp	19,643	334	Metal - Diversified (0.11%)
Wyeth	16,089	603	Freeport-McMoRan Copper & Gold Inc	4,563	112

		5,539

			Metal Processors & Fabrication (0.10%)
Medical - Generic Drugs (0.07%)			Precision Castparts Corp	1,685	100
Mylan Inc/PA (a)	3,682	36
Watson Pharmaceuticals Inc (a)	1,264	34	Motorcycle/Motor Scooter (0.05%)

		70	Harley-Davidson Inc	2,813	48

Medical - HMO (0.99%)
Aetna Inc	5,572	159	Multi-Line Insurance (0.93%)
Cigna Corp	3,321	56	Allstate Corp/The	6,476	212
Coventry Health Care Inc (a)	1,800	27	American International Group Inc	32,490	51
Humana Inc (a)	2,039	76	Assurant Inc	1,421	43
UnitedHealth Group Inc	14,594	388	Cincinnati Financial Corp	1,962	57
WellPoint Inc (a)	6,151	259	Genworth Financial Inc	5,234	15

		965	Hartford Financial Services Group Inc	3,641	60

			Loews Corp	4,374	123
Medical - Hospitals (0.01%)			MetLife Inc	9,589	334
Tenet Healthcare Corp (a)	5,016	6	XL Capital Ltd	3,997	15

					910

Medical - Wholesale Drug Distribution (0.22%)
AmerisourceBergen Corp	1,888	67	Multimedia (1.47%)
Cardinal Health Inc	4,345	150	McGraw-Hill Cos Inc/The	3,800	88

		217	Meredith Corp	437	7

			News Corp	27,791	253
Medical Information Systems (0.03%)
IMS Health Inc	2,198	33	Time Warner Inc	43,349	436
			Viacom Inc (a)	7,413	141
Medical Instruments (0.78%)			Walt Disney Co/The	22,367	508

Boston Scientific Corp (a)	18,144	140			1,433

Intuitive Surgical Inc (a)	473	60	Networking Products (1.30%)
Medtronic Inc	13,512	425	Cisco Systems Inc (a)	70,750	1,153
St Jude Medical Inc (a)	4,159	137	Juniper Networks Inc (a)	6,379	112

		762			1,265

Medical Laboratory & Testing Service (0.19%)			Non-Ferrous Metals (0.01%)
Laboratory Corp of America Holdings (a)	1,305	84	Titanium Metals Corp	1,028	9
Quest Diagnostics Inc	1,915	99

		183	Non-Hazardous Waste Disposal (0.30%)

			Republic Services Inc	3,879	96
Medical Products (3.24%)
Baxter International Inc	7,494	402	Waste Management Inc	5,928	197

Becton Dickinson & Co	2,938	201			293

Covidien Ltd	6,085	220	Office Automation & Equipment (0.15%)
Hospira Inc (a)	1,928	52	Pitney Bowes Inc	2,491	64
Johnson & Johnson	33,526	2,006
Stryker Corp	2,927	117

See accompanying notes		232

Schedule of Investments
LargeCap S&P 500 Index Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Office Automation & Equipment (continued)			Oil Refining & Marketing (0.22%)
Xerox Corp	10,459 $	83	Sunoco Inc	1,412 $		61

		147	Tesoro Corp	1,673		22

Office Supplies & Forms (0.04%)			Valero Energy Corp	6,235		135

Avery Dennison Corp	1,284	42				218

			Paper & Related Products (0.09%)
Oil - Field Services (1.14%)			International Paper Co	5,166		61
Baker Hughes Inc	3,716	119	MeadWestvaco Corp	2,064		23

BJ Services Co	3,528	41				84

Halliburton Co	10,800	196
Schlumberger Ltd	14,454	612	Pharmacy Services (0.43%)
Smith International Inc	2,645	61	Express Scripts Inc (a)	2,990		165

Weatherford International Ltd (a)	8,230	89	Medco Health Solutions Inc (a)	6,018		252

		1,118				417

Oil & Gas Drilling (0.19%)			Photo Equipment & Supplies (0.02%)
ENSCO International Inc	1,714	49	Eastman Kodak Co	3,244		21
Nabors Industries Ltd (a)	3,439	41	Pipelines (0.29%)
Noble Corp	3,189	70	El Paso Corp	8,473		67
Rowan Cos Inc	1,365	22	Spectra Energy Corp	7,384		116

		182	Williams Cos Inc	6,992		101

Oil Company - Exploration & Production (2.53%)						284

Anadarko Petroleum Corp	5,547	214	Printing - Commercial (0.03%)
Apache Corp	4,044	301	RR Donnelley & Sons Co	2,477		34
Cabot Oil & Gas Corp	1,249	32
Chesapeake Energy Corp	6,535	106	Property & Casualty Insurance (0.68%)
Devon Energy Corp	5,338	351	Chubb Corp	4,298		219
EOG Resources Inc	3,016	201	Progressive Corp/The	8,164		121
Equitable Resources Inc	1,581	53	Travelers Cos Inc/The	7,063		319

Noble Energy Inc	2,087	103				659

Occidental Petroleum Corp	9,786	587	Publicly Traded Investment Fund (0.87%)
Pioneer Natural Resources Co	1,422	23	iShares S&P 500 Index Fund/US	9,400		850
Questar Corp	2,096	68
Range Resources Corp	1,877	65	Publishing - Newspapers (0.06%)
Southwestern Energy Co (a)	4,149	120	Gannett Co Inc	2,756		22
XTO Energy Inc	6,970	246	New York Times Co/The	1,407		10

		2,470	Washington Post Co/The	72		28

Oil Company - Integrated (8.37%)						60

Chevron Corp	24,551	1,816	Quarrying (0.09%)
ConocoPhillips	18,014	933	Vulcan Materials Co	1,331		93
Exxon Mobil Corp (b)	61,464	4,907
Hess Corp	3,428	184	Real Estate Management & Services (0.01%)
Marathon Oil Corp	8,526	233	CB Richard Ellis Group Inc (a)	2,695		12
Murphy Oil Corp	2,302	102

		8,175	Regional Banks (2.80%)

			Capital One Financial Corp	4,733		151
Oil Field Machinery & Equipment (0.18%)			Comerica Inc	1,818		36
Cameron International Corp (a)	2,653	55	Fifth Third Bancorp	6,978		58
National Oilwell Varco Inc (a)	5,043	123	Huntington Bancshares Inc/OH	4,423		34

		178	Keycorp	5,981		51

See accompanying notes

233

Schedule of Investments
LargeCap S&P 500 Index Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Regional Banks (continued)			Retail - Bedding (0.08%)
National City Corp	24,603 $	44	Bed Bath & Beyond Inc (a)	3,138 $	80
PNC Financial Services Group Inc	4,207	206
SunTrust Banks Inc	4,279	126	Retail - Building Products (0.87%)
US Bancorp	21,201	530	Home Depot Inc	20,487	472
Wachovia Corp	26,113	145	Lowe's Cos Inc	17,710	381

Wells Fargo & Co	45,793	1,350			853

		2,731	Retail - Computer Equipment (0.04%)

REITS - Apartments (0.17%)			GameStop Corp (a)	1,979	43
Apartment Investment & Management Co	1,223	14
			Retail - Consumer Electronics (0.14%)
AvalonBay Communities Inc	932	57
			Best Buy Co Inc	4,082	115
Equity Residential	3,287	98

			RadioShack Corp	1,511	18

		169

					133

REITS - Diversified (0.10%)
			Retail - Discount (2.21%)
Vornado Realty Trust	1,660	100
			Big Lots Inc (a)	992	14
REITS - Healthcare (0.09%)			Costco Wholesale Corp	5,216	274
HCP Inc	3,053	85	Family Dollar Stores Inc	1,688	44
			Target Corp	9,096	314
REITS - Hotels (0.05%)			Wal-Mart Stores Inc	27,017	1,515

Host Hotels & Resorts Inc	6,314	48			2,161

REITS - Office Property (0.08%)			Retail - Drug Store (0.81%)
Boston Properties Inc	1,460	80	CVS/Caremark Corp	17,355	499
			Walgreen Co	11,961	295

REITS - Regional Malls (0.15%)					794

Simon Property Group Inc	2,729	145	Retail - Jewelry (0.04%)
			Tiffany & Co	1,488	35
REITS - Shopping Centers (0.06%)
Developers Diversified Realty Corp	1,453	7	Retail - Major Department Store (0.19%)
Kimco Realty Corp	2,767	51	JC Penney Co Inc	2,685	53

		58	Sears Holdings Corp (a)	672	26

REITS - Storage (0.12%)			TJX Cos Inc	5,031	103

Public Storage	1,515	120			182

			Retail - Office Supplies (0.17%)
REITS - Warehouse & Industrial (0.05%)			Office Depot Inc (a)	3,322	10
Prologis	3,210	45	Staples Inc	8,620	154

Retail - Apparel & Shoe (0.16%)					164

Abercrombie & Fitch Co	1,052	24	Retail - Regional Department Store (0.19%)
Gap Inc/The	5,634	75	Kohl's Corp (a)	3,682	133
Ltd Brands Inc	3,270	33	Macy's Inc	5,082	53

Nordstrom Inc	1,926	26			186

		158	Retail - Restaurants (1.17%)

Retail - Auto Parts (0.07%)			Darden Restaurants Inc	1,676	47
Autozone Inc (a)	462	64	McDonald's Corp	13,468	838
			Starbucks Corp (a)	8,887	84
Retail - Automobile (0.01%)			Yum! Brands Inc	5,589	176

AutoNation Inc (a)	1,304	13			1,145

See accompanying notes		234

Schedule of Investments
LargeCap S&P 500 Index Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Rubber - Tires (0.02%)			Telephone - Integrated (continued)
Goodyear Tire & Rubber Co/The (a)	2,916 $	17	Windstream Corp	5,310 $	49

					3,435

Savings & Loans - Thrifts (0.20%)
Hudson City Bancorp Inc	6,298	100	Television (0.07%)
People's United Financial Inc	4,202	75	CBS Corp	8,216	67
Sovereign Bancorp Inc	6,579	20	Tobacco (1.80%)

		195	Altria Group Inc	24,897	375

Schools (0.10%)			Lorillard Inc	2,031	115
Apollo Group Inc (a)	1,287	99	Philip Morris International Inc	24,445	1,064
			Reynolds American Inc	2,043	82
Semiconductor Component - Integrated Circuits (0.13%)			UST Inc	1,793	124

Analog Devices Inc	3,519	67			1,760

Linear Technology Corp	2,679	59

		126	Tools - Hand Held (0.09%)

			Black & Decker Corp	726	30
Semiconductor Equipment (0.24%)			Snap-On Inc	694	27
Applied Materials Inc	16,212	164	Stanley Works/The	952	33

Kla-Tencor Corp	2,040	44			90

Novellus Systems Inc (a)	1,180	15
Teradyne Inc (a)	2,046	9	Toys (0.12%)

		232	Hasbro Inc	1,497	44

			Mattel Inc	4,331	69

Steel - Producers (0.25%)					113

AK Steel Holding Corp	1,354	13
Nucor Corp	3,794	175	Transport - Rail (0.94%)
United States Steel Corp	1,405	52	Burlington Northern Santa Fe Corp	3,392	257

		240	CSX Corp	4,767	155

			Norfolk Southern Corp	4,474	211
Steel - Specialty (0.03%)			Union Pacific Corp	6,119	292

Allegheny Technologies Inc	1,164	30			915

Telecommunication Equipment (0.08%)			Transport - Services (1.16%)
Harris Corp	1,626	62	CH Robinson Worldwide Inc	2,045	113
Tellabs Inc (a)	4,809	20	Expeditors International of Washington Inc	2,562	85

		82	FedEx Corp	3,761	241

			Ryder System Inc	672	26
Telecommunication Equipment - Fiber Optics (0.20%)
			United Parcel Service Inc	12,025	663

Ciena Corp (a)	1,091	7
					1,128

Corning Inc	18,782	179
JDS Uniphase Corp (a)	2,656	10	Web Portals (1.12%)

		196	Google Inc (a)	2,891	889

			Yahoo! Inc (a)	16,768	205

Telecommunication Services (0.06%)
					1,094

Embarq Corp	1,717	62
			Wireless Equipment (1.00%)
Telephone - Integrated (3.52%)			American Tower Corp (a)	4,793	141
AT&T Inc	71,208	2,029	Motorola Inc	27,385	121
CenturyTel Inc	1,210	33	Qualcomm Inc	20,004	717

Frontier Communications Corp	3,762	33			979

Qwest Communications International Inc	17,702	64
			TOTAL COMMON STOCKS	$ 95,657
Sprint Nextel Corp	34,520	63

Verizon Communications Inc	34,323	1,164

See accompanying notes

235

		Schedule of Investments
	LargeCap S&P 500 Index Account
		December 31, 2008

	Principal
	Amount	Value
	(000's)	(000's)

SHORT TERM INVESTMENTS (1.63%)
Commercial Paper (1.63%)
Investment in Joint Trade Account; HSBC
Funding
0.05%, 1/ 2/2009	$ 793 $	793
Investment in Joint Trading Account;
Prudential Funding
0.05%, 1/ 2/2009	794	794

		1,587

TOTAL SHORT TERM INVESTMENTS	$ 1,587

Total Investments	$ 97,244
Other Assets in Excess of Liabilities, Net - 0.44%		433

TOTAL NET ASSETS - 100.00%	$ 97,677

(a) Non-Income Producing Security
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $662 or 0.68% of net assets.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 12,507
Unrealized Depreciation		(40,426)

Net Unrealized Appreciation (Depreciation)		(27,919)
Cost for federal income tax purposes		125,163
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector		Percent

Consumer, Non-cyclical		25.07%
Financial		14.30%
Energy		13.08%
Industrial		10.89%
Communications		10.48%
Technology		10.06%
Consumer, Cyclical		7.98%
Utilities		3.94%
Basic Materials		2.85%
Exchange Traded Funds		0.87%
Diversified		0.04%
Other Assets in Excess of Liabilities, Net		0.44%

TOTAL NET ASSETS		100.00%

Other Assets Summary (unaudited)

Asset Type		Percent

Futures		1.61%

See accompanying notes

236

Schedule of Investments
LargeCap S&P 500 Index Account
December 31, 2008

Futures Contracts

				Current	Unrealized
			Original	Market	Appreciation/
Type	Buy/Sell	Contracts	Value	Value	(Depreciation)

S&P 500; March 2009	Buy	7	$ 1,495	$ 1,575	$ 80
All dollar amounts are shown in thousands (000's)

See accompanying notes

237

Schedule of Investments
LargeCap Value Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (97.92%)			COMMON STOCKS (continued)
Aerospace & Defense (0.99%)			Distribution & Wholesale (0.40%)
General Dynamics Corp	25,055 $	1,443	Genuine Parts Co	15,510 $	587

Aerospace & Defense Equipment (1.10%)			Diversified Banking Institutions (4.88%)
United Technologies Corp	30,044	1,610	Bank of America Corp	136,640	1,924
			Citigroup Inc	72,888	489
Agricultural Operations (0.28%)			Goldman Sachs Group Inc/The	3,991	337
Archer-Daniels-Midland Co	14,057	405	JP Morgan Chase & Co	138,573	4,369

					7,119

Airlines (0.18%)
Southwest Airlines Co	30,631	264	Diversified Manufacturing Operations (3.66%)
			General Electric Co	296,481	4,803
Apparel Manufacturers (0.56%)			Honeywell International Inc	16,265	534

VF Corp	14,984	821			5,337

Beverages - Non-Alcoholic (1.13%)			Electric - Integrated (5.67%)
Coca-Cola Co/The	36,507	1,653	CMS Energy Corp	79,287	801
			Consolidated Edison Inc	28,788	1,121
Cable TV (1.25%)			DTE Energy Co	24,188	863
Comcast Corp - Class A	107,621	1,817	Hawaiian Electric Industries Inc	27,192	602
			Integrys Energy Group Inc	13,012	559
Chemicals - Diversified (0.67%)			Northeast Utilities	26,028	626
EI Du Pont de Nemours & Co	13,243	335	NSTAR	20,082	733
FMC Corp	14,222	636	PG&E Corp	30,185	1,168

		971	Southern Co	48,416	1,791

Chemicals - Specialty (0.28%)					8,264

Cytec Industries Inc	18,932	402	Electronic Components - Semiconductors (0.28%)
			QLogic Corp (a)	29,868	401
Commercial Banks (1.58%)
Bank of Hawaii Corp	14,245	643	Enterprise Software & Services (0.59%)
BB&T Corp	35,315	970	CA Inc	46,256	857
Cullen/Frost Bankers Inc	13,716	695

		2,308	Fiduciary Banks (2.58%)

Computers (0.71%)			Bank of New York Mellon Corp/The	65,402	1,853
Hewlett-Packard Co	15,339	557	Northern Trust Corp	14,814	773
IBM Corp	5,687	478	State Street Corp	28,740	1,130

		1,035			3,756

Computers - Integrated Systems (0.24%)			Food - Canned (0.52%)
Brocade Communications Systems Inc (a)	122,474	343	Del Monte Foods Co	105,864	756

Containers - Metal & Glass (0.93%)			Food - Miscellaneous/Diversified (2.64%)
Ball Corp	19,056	793	ConAgra Foods Inc	44,899	741
Crown Holdings Inc (a)	29,293	562	Corn Products International Inc	25,323	730

		1,355	HJ Heinz Co	22,783	857

			Kellogg Co	18,258	801
Containers - Paper & Plastic (0.43%)			Kraft Foods Inc	27,097	727

Pactiv Corp (a)	24,906	620			3,856

Cosmetics & Toiletries (2.28%)			Gas - Distribution (1.37%)
Procter & Gamble Co	53,834	3,328	Atmos Energy Corp	27,688	656
			UGI Corp	32,868	803

See accompanying notes		238

Schedule of Investments
LargeCap Value Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Gas - Distribution (continued)			Multimedia (1.14%)
Vectren Corp	21,693 $	542	Time Warner Inc	88,435 $	890

		2,001	Walt Disney Co/The	33,900	769

Human Resources (0.41%)					1,659

Hewitt Associates Inc (a)	21,044	597	Office Automation & Equipment (0.25%)
			Pitney Bowes Inc	14,322	365
Insurance Brokers (0.11%)
Aon Corp	3,539	162	Oil Company - Exploration & Production (1.72%)
			Apache Corp	2,484	185
Internet Security (0.69%)			Devon Energy Corp	4,662	306
Symantec Corp (a)	73,999	1,000	Noble Energy Inc	18,872	929
			Occidental Petroleum Corp	7,017	421
Life & Health Insurance (1.21%)
			Plains Exploration & Production Co (a)	28,980	674

Lincoln National Corp	42,277	797
					2,515

Prudential Financial Inc	1,846	56
Unum Group	48,673	905	Oil Company - Integrated (13.83%)

		1,758	Chevron Corp	78,098	5,777

			ConocoPhillips	36,812	1,907
Machinery - Construction & Mining (0.22%)
			Exxon Mobil Corp (b)	148,599	11,862
Bucyrus International Inc	17,503	324
			Marathon Oil Corp	4,821	132
Machinery - Farm (0.32%)			Murphy Oil Corp	11,089	492

AGCO Corp (a)	19,982	471			20,170

			Oil Field Machinery & Equipment (0.23%)
Machinery - Pumps (0.39%)			National Oilwell Varco Inc (a)	13,457	329
Flowserve Corp	11,142	574
			Oil Refining & Marketing (0.50%)
Medical - Biomedical/Gene (1.92%)			Valero Energy Corp	33,461	724
Amgen Inc (a)	48,509	2,801
			Paper & Related Products (0.30%)
Medical - Drugs (6.93%)			International Paper Co	36,589	432
Eli Lilly & Co	46,587	1,876
Forest Laboratories Inc (a)	38,063	969	Pharmacy Services (0.43%)
King Pharmaceuticals Inc (a)	58,485	621	Omnicare Inc	22,597	627
Merck & Co Inc/NJ	19,753	601
Pfizer Inc	209,441	3,709	Pipelines (0.36%)
Wyeth	61,951	2,324	El Paso Corp	67,841	531

		10,100

			Property & Casualty Insurance (2.70%)
Medical - HMO (0.12%)			Arch Capital Group Ltd (a)	9,452	663
WellPoint Inc (a)	4,069	171	Chubb Corp	27,465	1,401
			Travelers Cos Inc/The	41,359	1,869

Medical Products (4.26%)
					3,933

Covidien Ltd	33,362	1,209
Johnson & Johnson	83,630	5,004	Regional Banks (4.06%)

		6,213	US Bancorp	64,946	1,625

			Wells Fargo & Co	145,868	4,300

Motion Pictures & Services (0.36%)
					5,925

DreamWorks Animation SKG Inc (a)	20,959	529
			Reinsurance (1.38%)
Multi-Line Insurance (0.43%)			PartnerRe Ltd	10,793	769
American Financial Group Inc/OH	27,688	634	Reinsurance Group of America Inc	14,765	632
			Transatlantic Holdings Inc	15,340	615

					2,016

See accompanying notes		239

Schedule of Investments
LargeCap Value Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
REITS - Apartments (0.47%)			Tobacco (continued)
AvalonBay Communities Inc	11,246 $	681	Lorillard Inc	12,003 $	676
			Reynolds American Inc	20,305	819

REITS - Healthcare (0.84%)					2,331

Nationwide Health Properties Inc	19,699	566
Ventas Inc	19,694	661	Tools - Hand Held (0.55%)

		1,227	Snap-On Inc	20,223	796

REITS - Mortgage (0.74%)			Toys (0.50%)
Annaly Capital Management Inc	67,555	1,072	Hasbro Inc	25,072	731

REITS - Office Property (0.38%)			Transport - Rail (0.88%)
Alexandria Real Estate Equities Inc	9,198	555	CSX Corp	14,347	466
			Norfolk Southern Corp	17,452	821

REITS - Regional Malls (0.33%)					1,287

Simon Property Group Inc	9,116	484
			TOTAL COMMON STOCKS	$ 142,776

Retail - Apparel & Shoe (0.70%)				Principal
Gap Inc/The	48,076	644		Amount	Value
Ltd Brands Inc	37,468	376		(000's)	(000's)

		1,020	SHORT TERM INVESTMENTS (1.66%)

Retail - Building Products (0.40%)			Commercial Paper (1.66%)
Home Depot Inc	25,482	587	Investment in Joint Trade Account; HSBC
			Funding
Retail - Discount (1.79%)			0.05%, 1/ 2/2009	$ 1,213 $	1,213
BJ's Wholesale Club Inc (a)	17,976	616	Investment in Joint Trading Account;
			Prudential Funding
Dollar Tree Inc (a)	11,711	490	0.05%, 1/ 2/2009	1,212	1,212

Family Dollar Stores Inc	26,539	692			2,425

Wal-Mart Stores Inc	14,565	816

		2,614	TOTAL SHORT TERM INVESTMENTS	$ 2,425

			Total Investments	$ 145,201
Retail - Major Department Store (0.36%)
			Other Assets in Excess of Liabilities, Net - 0.42%		610

TJX Cos Inc	25,349	521
			TOTAL NET ASSETS - 100.00%	$ 145,811

Retail - Restaurants (0.86%)
McDonald's Corp	20,164	1,254
			(a) Non-Income Producing Security
Savings & Loans - Thrifts (1.06%)			(b)	Security or a portion of the security was pledged to cover margin
Hudson City Bancorp Inc	50,120	800	requirements for futures contracts. At the end of the period, the value of
			these securities totaled $1,397 or 0.96% of net assets.
New York Community Bancorp Inc	62,255	745

		1,545	Unrealized Appreciation (Depreciation)

Telecommunication Services (0.64%)			The net federal income tax unrealized appreciation (depreciation) and federal tax cost
			of investments held by the account as of the period end were as follows:
Embarq Corp	26,111	939
			Unrealized Appreciation	$ 8,235
Telephone - Integrated (6.35%)
			Unrealized Depreciation		(36,003)

AT&T Inc	170,328	4,854
CenturyTel Inc	23,634	646	Net Unrealized Appreciation (Depreciation)		(27,768)
			Cost for federal income tax purposes		172,969
Frontier Communications Corp	63,152	552	All dollar amounts are shown in thousands (000's)
Verizon Communications Inc	76,162	2,582
Windstream Corp	68,354	629

		9,263

Tobacco (1.60%)
Altria Group Inc	55,495	836

See accompanying notes		240

	Schedule of Investments
	LargeCap Value Account
	December 31, 2008
Portfolio Summary (unaudited)

Sector	Percent

Financial	24.41%
Consumer, Non-cyclical	22.52%
Energy	16.64%
Communications	10.07%
Industrial	9.48%
Utilities	7.04%
Consumer, Cyclical	6.12%
Technology	2.06%
Basic Materials	1.24%
Other Assets in Excess of Liabilities, Net	0.42%

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Futures	1.54%

	Futures Contracts

				Current	Unrealized
			Original	Market	Appreciation/
Type	Buy/Sell	Contracts	Value	Value	(Depreciation)

S&P 500 eMini; March 2009	Buy	50	$ 2,181	$ 2,250	$ 69
All dollar amounts are shown in thousands (000's)

See accompanying notes

241

Schedule of Investments
LargeCap Value Account II
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (89.69%)			COMMON STOCKS (continued)
Aerospace & Defense (1.07%)			Enterprise Software & Services (0.56%)
Northrop Grumman Corp	960 $	43	Oracle Corp (a)	1,270 $		23

Apparel Manufacturers (0.67%)			Fiduciary Banks (0.92%)
VF Corp	490	27	Bank of New York Mellon Corp/The	1,300		37

Applications Software (0.78%)			Finance - Credit Card (0.23%)
Microsoft Corp	1,610	31	Discover Financial Services	990		9

Beverages - Non-Alcoholic (2.22%)			Finance - Investment Banker & Broker (0.45%)
Coca-Cola Co/The	1,320	60	Merrill Lynch & Co Inc	1,570		18
Pepsi Bottling Group Inc	1,320	30

		90	Food - Miscellaneous/Diversified (0.80%)

			Unilever NV	1,310		32
Chemicals - Diversified (1.68%)
EI Du Pont de Nemours & Co	1,370	35	Food - Retail (0.78%)
PPG Industries Inc	780	33	Kroger Co/The	1,190		31

		68

Commercial Services - Finance (0.86%)			Forestry (0.49%)
H&R Block Inc	1,530	35	Weyerhaeuser Co	640		20

Computers (1.74%)			Home Decoration Products (0.46%)
Hewlett-Packard Co	960	35	Newell Rubbermaid Inc	1,900		19
IBM Corp	420	35	Human Resources (0.13%)

		70	Robert Half International Inc	250		5

Data Processing & Management (0.36%)
Fiserv Inc (a)	400	15	Independent Power Producer (0.36%)
			NRG Energy Inc (a)	620		14
Diversified Banking Institutions (7.07%)
Bank of America Corp (b)	4,870	69	Investment Management & Advisory Services (0.17%)
Citigroup Inc	6,720	45	Legg Mason Inc	320		7
Goldman Sachs Group Inc/The	400	34
			Life & Health Insurance (0.57%)
JP Morgan Chase & Co	3,680	116
			Torchmark Corp	510		23
Morgan Stanley	1,320	21

		285	Machinery - Construction & Mining (0.80%)

Diversified Manufacturing Operations (6.07%)			Caterpillar Inc	720		32
Dover Corp	830	27
General Electric Co	10,050	163	Medical - Biomedical/Gene (1.23%)
Ingersoll-Rand Co Ltd	1,170	20	Amgen Inc (a)	860		50
Parker Hannifin Corp	450	19	Medical - Drugs (7.97%)
Tyco International Ltd	670	15	Abbott Laboratories	710		38

		244	Eli Lilly & Co	1,010		41

Electric - Integrated (2.79%)			Merck & Co Inc/NJ	1,960		60
Exelon Corp	1,170	65	Pfizer Inc	7,030		124
PPL Corp	1,540	47	Wyeth	1,550		58

		112				321

Electronic Components - Semiconductors (0.63%)			Medical Instruments (0.60%)
Intel Corp	1,230	18	Medtronic Inc	770		24
Texas Instruments Inc	460	7

		25

See accompanying notes

242

Schedule of Investments
LargeCap Value Account II
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Medical Laboratory & Testing Service (0.52%)			Publishing - Newspapers (0.28%)
Quest Diagnostics Inc	400 $	21	Gannett Co Inc	1,430 $		11

Medical Products (2.89%)			Regional Banks (3.09%)
Johnson & Johnson	1,940	116	National City Corp	3,120		6
			US Bancorp	1,250		31
Multi-Line Insurance (1.54%)			Wells Fargo & Co	2,960		87

Allstate Corp/The	1,420	47				124

Loews Corp	540	15

		62	REITS - Shopping Centers (0.06%)

			Developers Diversified Realty Corp	500		2
Multimedia (2.07%)
Time Warner Inc	5,310	53	Retail - Apparel & Shoe (0.48%)
Viacom Inc (a)	1,560	30	Gap Inc/The	1,430		19

		83

			Retail - Building Products (0.77%)
Networking Products (0.50%)			Home Depot Inc	1,340		31
Cisco Systems Inc (a)	1,230	20
			Retail - Consumer Electronics (0.55%)
Non-Hazardous Waste Disposal (0.67%)			Best Buy Co Inc	790		22
Waste Management Inc	810	27
			Retail - Discount (1.32%)
Office Automation & Equipment (0.77%)			Wal-Mart Stores Inc	950		53
Pitney Bowes Inc	420	11
Xerox Corp	2,570	20	Retail - Drug Store (0.73%)

		31	Walgreen Co	1,190		29

Office Supplies & Forms (0.47%)
Avery Dennison Corp	580	19	Retail - Office Supplies (0.64%)
			Staples Inc	1,430		26
Oil Company - Exploration & Production (1.27%)
Apache Corp	270	20	Retail - Regional Department Store (0.69%)
Devon Energy Corp	270	18	Kohl's Corp (a)	770		28
Occidental Petroleum Corp	220	13	Retail - Restaurants (0.52%)

		51	Darden Restaurants Inc	400		11

Oil Company - Integrated (15.17%)			Starbucks Corp (a)	1,010		10

Chevron Corp	2,580	191				21

ConocoPhillips	2,160	112	Semiconductor Equipment (0.31%)
Exxon Mobil Corp	2,690	215	Applied Materials Inc	1,230		12
Royal Dutch Shell PLC ADR	1,750	92

		610	Steel - Producers (0.76%)

Oil Field Machinery & Equipment (0.48%)			Nucor Corp	660		31
National Oilwell Varco Inc (a)	790	19
			Telecommunication Services (0.45%)
Paper & Related Products (0.20%)			Embarq Corp	500		18
International Paper Co	670	8
			Telephone - Integrated (6.65%)
Printing - Commercial (0.46%)			AT&T Inc (b)	5,770		165
RR Donnelley & Sons Co	1,350	18	Sprint Nextel Corp	2,770		5
			Verizon Communications Inc	2,890		98

Property & Casualty Insurance (1.21%)						268

Travelers Cos Inc/The	1,080	49

See accompanying notes

243

		Schedule of Investments
	LargeCap Value Account II
		December 31, 2008

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Television (0.42%)
CBS Corp	2,060 $	17

Tobacco (1.18%)
Altria Group Inc	1,430	21
Lorillard Inc	460	26

		47

Wireless Equipment (0.11%)
Motorola Inc	1,020	5

TOTAL COMMON STOCKS	$ 3,608

CONVERTIBLE PREFERRED STOCKS (0.12%)
Investment Management & Advisory Services (0.12%)
Legg Mason Inc	200	5

TOTAL CONVERTIBLE PREFERRED STOCKS	$ 5

Total Investments	$ 3,613
Other Assets in Excess of Liabilities, Net - 10.19%		410

TOTAL NET ASSETS - 100.00%	$ 4,023

(a) Non-Income Producing Security
(b)	Security or a portion of the security was pledged to cover margin
	requirements for futures contracts. At the end of the period, the value of
	these securities totaled $71 or 1.77% of net assets.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 99
Unrealized Depreciation		(1,697)

Net Unrealized Appreciation (Depreciation)		(1,598)
Cost for federal income tax purposes		5,211
All dollar amounts are shown in thousands (000's)

	Portfolio Summary (unaudited)

Sector		Percent

Consumer, Non-cyclical		20.12%
Energy		16.92%
Financial		15.43%
Communications		10.48%
Industrial		8.61%
Consumer, Cyclical		6.82%
Technology		5.15%
Utilities		3.15%
Basic Materials		3.13%
Other Assets in Excess of Liabilities, Net		10.19%

TOTAL NET ASSETS		100.00%

	Other Assets Summary (unaudited)

Asset Type		Percent

Futures		4.47%

See accompanying notes

244

Schedule of Investments
LargeCap Value Account II
December 31, 2008

Futures Contracts

				Current	Unrealized
			Original	Market	Appreciation/
Type	Buy/Sell	Contracts	Value	Value	(Depreciation)

S&P 500 eMini; March 2009	Buy	4	$ 181	$ 180	$ (1)
All dollar amounts are shown in thousands (000's)

See accompanying notes

245

Schedule of Investments
LargeCap Value Account III
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (95.40%)			COMMON STOCKS (continued)
Aerospace & Defense (0.23%)			Commercial Banks (0.06%)
Raytheon Co	8,300 $	424	Popular Inc	22,000 $	114

Aerospace & Defense Equipment (0.49%)			Commercial Services - Finance (0.43%)
United Technologies Corp	16,900	906	Automatic Data Processing Inc	20,500	806

Agricultural Operations (1.35%)			Computer Services (0.46%)
Archer-Daniels-Midland Co	48,800	1,407	Accenture Ltd	26,200	859
Bunge Ltd	21,200	1,097

		2,504	Computers (0.58%)

			Dell Inc (a)	27,600	283
Airlines (0.16%)			IBM Corp	9,400	791

UAL Corp	26,300	290			1,074

Apparel Manufacturers (0.15%)			Computers - Memory Devices (0.88%)
Jones Apparel Group Inc	48,000	281	EMC Corp/Massachusetts (a)	75,200	788
			Western Digital Corp (a)	74,700	855

Applications Software (0.41%)					1,643

Microsoft Corp	39,200	762
			Computers - Peripheral Equipment (0.26%)
Athletic Footwear (0.41%)			Lexmark International Inc (a)	18,000	484
Nike Inc	14,900	760
			Containers - Metal & Glass (0.95%)
Auto - Car & Light Trucks (0.34%)			Ball Corp	17,800	740
Toyota Motor Corp ADR	9,700	635	Owens-Illinois Inc (a)	37,200	1,017

					1,757

Auto/Truck Parts & Equipment - Original (0.53%)			Containers - Paper & Plastic (0.25%)
Autoliv Inc	26,800	575	Sonoco Products Co	20,000	463
Magna International Inc	13,500	404

		979	Cosmetics & Toiletries (2.26%)

Beverages - Non-Alcoholic (0.95%)			Colgate-Palmolive Co	11,000	754
Coca-Cola Co/The	3,600	163	Procter & Gamble Co	55,608	3,438

Coca-Cola Enterprises Inc	85,300	1,026			4,192

Pepsi Bottling Group Inc	25,600	576	Diversified Banking Institutions (7.96%)

		1,765	Bank of America Corp	222,000	3,126

Brewery (0.18%)			Citigroup Inc	209,100	1,403
Molson Coors Brewing Co	6,900	338	Deutsche Bank AG	29,400	1,196
			Goldman Sachs Group Inc/The	27,900	2,354
Building - Residential & Commercial (0.34%)			JP Morgan Chase & Co	163,800	5,165
Centex Corp	22,300	237	Morgan Stanley	96,700	1,551

DR Horton Inc	26,100	184			14,795

KB Home	15,900	217

			Diversified Manufacturing Operations (2.97%)

		638	3M Co	5,900	340

Cellular Telecommunications (0.14%)			Crane Co	10,700	184
Vodafone Group PLC ADR	12,419	254	General Electric Co	246,500	3,993
			ITT Corp	9,500	437
Chemicals - Specialty (0.43%)			Textron Inc	30,300	420
Eastman Chemical Co	19,400	615	Tyco International Ltd	6,650	144

Lubrizol Corp	4,850	177			5,518

		792

			Electric - Integrated (2.98%)
			American Electric Power Co Inc	36,200	1,205

See accompanying notes

246

Schedule of Investments
LargeCap Value Account III
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Electric - Integrated (continued)			Gas - Distribution (0.09%)
CMS Energy Corp	15,400 $	156	Atmos Energy Corp	6,700 $	159
Consolidated Edison Inc	8,500	331
Dominion Resources Inc/VA	60,800	2,179	Health Care Cost Containment (0.22%)
Exelon Corp	14,700	817	McKesson Corp	10,500	407
PG&E Corp	21,000	813
			Hotels & Motels (0.15%)
Wisconsin Energy Corp	840	35

			Wyndham Worldwide Corp	42,500	278
		5,536

Electric Products - Miscellaneous (0.23%)			Independent Power Producer (0.23%)
Emerson Electric Co	11,700	428	Reliant Energy Inc (a)	72,600	420

Electronic Components - Miscellaneous (0.44%)			Internet Security (0.55%)
Flextronics International Ltd (a)	9,889	25	Symantec Corp (a)	75,400	1,019
Sanmina-SCI Corp (a)	27,900	13
Tyco Electronics Ltd	47,000	762	Investment Management & Advisory Services (0.20%)
Vishay Intertechnology Inc (a)	3,100	11	Franklin Resources Inc	5,900	376

		811	Life & Health Insurance (1.23%)

Electronic Components - Semiconductors (0.25%)			Lincoln National Corp	38,700	729
Nvidia Corp (a)	57,400	463	Prudential Financial Inc	26,200	793
			Unum Group	41,400	770

Enterprise Software & Services (0.44%)					2,292

Oracle Corp (a)	46,000	816
			Machinery - Construction & Mining (0.12%)
Fiduciary Banks (0.43%)			Caterpillar Inc	4,900	219
State Street Corp	20,200	794
			Medical - Biomedical/Gene (1.70%)
Finance - Credit Card (0.33%)			Amgen Inc (a)	54,800	3,165
Discover Financial Services	63,506	605
			Medical - Drugs (7.64%)
Food - Canned (0.09%)			Eli Lilly & Co	44,800	1,804
Del Monte Foods Co	23,200	166	Merck & Co Inc/NJ	114,300	3,475
			Pfizer Inc	287,100	5,084
Food - Confectionery (0.03%)			Sanofi-Aventis SA ADR	34,700	1,116
JM Smucker Co/The	1,457	63	Schering-Plough Corp	38,300	652
			Wyeth	55,100	2,067

Food - Meat Products (0.18%)					14,198

Tyson Foods Inc	38,400	336
			Medical - Wholesale Drug Distribution (0.81%)
Food - Miscellaneous/Diversified (1.31%)			Cardinal Health Inc	43,900	1,513
ConAgra Foods Inc	25,800	426
General Mills Inc	18,500	1,124	Medical Products (3.15%)
Kraft Foods Inc	11,000	295	Covidien Ltd	36,900	1,337
Sara Lee Corp	60,500	592	Johnson & Johnson	75,600	4,523

		2,437			5,860

Food - Retail (1.24%)			Multi-Line Insurance (4.50%)
Kroger Co/The	28,600	756	ACE Ltd	36,400	1,926
Safeway Inc	45,100	1,072	Allstate Corp/The	53,100	1,740
SUPERVALU Inc	33,100	483	American International Group Inc	84,500	133

		2,311	Genworth Financial Inc	57,300	162

			Hartford Financial Services Group Inc	34,200	562
			MetLife Inc	91,300	3,183

See accompanying notes		247

Schedule of Investments
LargeCap Value Account III
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Multi-Line Insurance (continued)			Regional Banks (continued)
Old Republic International Corp	35,500 $	423	Wells Fargo & Co	106,800 $	3,149

XL Capital Ltd	62,000	229			6,279

		8,358	Reinsurance (0.76%)

Multimedia (3.02%)			Everest Re Group Ltd	4,100	312
News Corp	145,400	1,322	PartnerRe Ltd	10,200	727
Time Warner Inc	275,700	2,773	RenaissanceRe Holdings Ltd	7,200	371

Viacom Inc (a)	32,700	623			1,410

Walt Disney Co/The	39,700	901	Retail - Apparel & Shoe (0.52%)

		5,619	Foot Locker Inc	32,800	241

Networking Products (0.21%)			Gap Inc/The	52,000	696
Cisco Systems Inc (a)	23,600	385	Ltd Brands Inc	2,670	27

					964

Non-Hazardous Waste Disposal (0.34%)
Republic Services Inc	25,587	634	Retail - Building Products (1.93%)
			Home Depot Inc	105,400	2,426
Oil Company - Exploration & Production (3.19%)			Lowe's Cos Inc	54,300	1,169

Apache Corp	33,300	2,482			3,595

Devon Energy Corp	31,600	2,076	Retail - Discount (0.65%)
Occidental Petroleum Corp	22,800	1,368	Wal-Mart Stores Inc	21,700	1,217

		5,926

Oil Company - Integrated (14.38%)			Retail - Drug Store (0.45%)
BP PLC ADR	48,600	2,271	CVS/Caremark Corp	29,000	833
Chevron Corp	85,800	6,347	Retail - Major Department Store (0.38%)
ConocoPhillips	93,100	4,823	JC Penney Co Inc	36,100	711
Exxon Mobil Corp	131,800	10,522
Murphy Oil Corp	9,000	399	Retail - Regional Department Store (0.70%)
Royal Dutch Shell PLC ADR	28,900	1,530	Macy's Inc	125,500	1,299
Total SA ADR	15,100	835

		26,727	Retail - Restaurants (0.43%)

			McDonald's Corp	12,900	802
Oil Refining & Marketing (0.39%)
Sunoco Inc	7,100	309	Taiwan, Province Of China (0.50%)
Valero Energy Corp	19,000	411	AU Optronics Corp ADR	120,400	925

		720

Property & Casualty Insurance (1.64%)			Telecommunication Equipment - Fiber Optics (0.18%)
Chubb Corp	8,250	421	Corning Inc	34,100	325
Fidelity National Financial Inc	19,300	342	Telephone - Integrated (5.56%)
Progressive Corp/The	10,600	157	AT&T Inc	236,100	6,729
Travelers Cos Inc/The	46,900	2,120	Sprint Nextel Corp	440,400	806

		3,040	Telefonica SA ADR	6,000	404

Publishing - Newspapers (0.37%)			Verizon Communications Inc	70,700	2,397

Gannett Co Inc	87,000	696			10,336

Regional Banks (3.38%)			Television (0.65%)
Capital One Financial Corp	12,400	395	CBS Corp	146,300	1,198
Fifth Third Bancorp	95,075	785	Tobacco (2.15%)
PNC Financial Services Group Inc	16,400	804	Altria Group Inc	88,200	1,328
SunTrust Banks Inc	10,200	301	Philip Morris International Inc	41,600	1,810
US Bancorp	33,800	845

See accompanying notes		248

Schedule of Investments
LargeCap Value Account III
December 31, 2008

			Portfolio Summary (unaudited)

			Sector	Percent

	Shares	Value
	Held	(000's)	Consumer, Non-cyclical	23.45%

			Financial	23.36%
COMMON STOCKS (continued)			Energy	17.96%
Tobacco (continued)			Communications	12.40%
Reynolds American Inc	21,200 $	855	Consumer, Cyclical	7.41%

			Industrial	6.70%

		3,993	Utilities	3.29%

Tools - Hand Held (0.19%)			Technology	3.28%
			Basic Materials	0.43%
Black & Decker Corp	8,600	360	Other Assets in Excess of Liabilities, Net	1.72%

Wireless Equipment (1.72%)			TOTAL NET ASSETS	100.00%

Motorola Inc	352,300	1,561
Nokia OYJ ADR	46,800	730
Telefonaktiebolaget LM Ericsson ADR	116,800	912

		3,203

TOTAL COMMON STOCKS	$ 177,260

	Principal
	Amount	Value
	(000's)	(000's)

REPURCHASE AGREEMENTS (2.88%)
Money Center Banks (2.88%)
Investment in Joint Trading Account; Bank
of America Repurchase Agreement; 0.01%
dated 12/31/2008 maturing 01/02/2009
(collateralized by US Treasury Note;
$3,937,000; 1.75%; dated 11/15/11)	$ 3,860 $	3,860
Investment in Joint Trading Account;
Morgan Stanley Repurchase Agreement;
0.03% dated 12/31/2008 maturing
01/02/2009 (collateralized by Sovereign
Agency Issues; $1,533,000; 2.75% -
4.38%; dated 03/12/10 - 03/17/10)	1,489	1,489

		5,349

TOTAL REPURCHASE AGREEMENTS	$ 5,349

Total Investments	$ 182,609
Other Assets in Excess of Liabilities, Net - 1.72%		3,198

TOTAL NET ASSETS - 100.00%	$ 185,807

(a) Non-Income Producing Security

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 9,390
Unrealized Depreciation		(72,455)

Net Unrealized Appreciation (Depreciation)		(63,065)
Cost for federal income tax purposes		245,674
All dollar amounts are shown in thousands (000's)

See accompanying notes		249

Schedule of Investments
MidCap Blend Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (90.85%)			COMMON STOCKS (continued)
Advertising Sales (0.22%)			Diversified Operations (1.13%)
Lamar Advertising Co (a)	46,674 $	586	Onex Corp (a)	207,171 $	3,053

Aerospace & Defense Equipment (1.87%)			E-Commerce - Services (0.20%)
Alliant Techsystems Inc (a)	58,806	5,043	Liberty Media Corp - Interactive (a)	167,763	523

Applications Software (0.43%)			Electric - Generation (1.05%)
Intuit Inc (a)	48,423	1,152	AES Corp/The (a)	344,238	2,837

Belgium (0.19%)			Electric - Integrated (5.29%)
RHJ International (a)	107,115	503	Allegheny Energy Inc	130,804	4,429
			Ameren Corp	62,033	2,063
Broadcasting Services & Programming (4.20%)			Constellation Energy Group Inc	241,363	6,056
Discovery Communications Inc - A Shares (a)	202,919	2,874	SCANA Corp	47,177	1,680

Discovery Communications Inc - C Shares (a)	202,919	2,717			14,228

Liberty Global Inc - A Shares (a)	130,221	2,073
Liberty Global Inc - B Shares (a)	168,446	2,557	Electric - Transmission (0.06%)
Liberty Media Corp - Capital Series A (a)	231,845	1,092	Brookfield Infrastructure Partners LP	13,417	150

		11,313	Electronic Components - Miscellaneous (0.67%)

Building & Construction Products -			Gentex Corp	205,260	1,813
Miscellaneous (0.04%)
USG Corp (a)	14,075	113	Electronic Components - Semiconductors (0.05%)
			Microchip Technology Inc	6,176	121
Cable TV (1.26%)
DISH Network Corp (a)	306,574	3,400	Energy - Alternate Sources (3.17%)
			Covanta Holding Corp (a)	387,950	8,519
Casino Services (0.01%)
International Game Technology	2,556	30	Food - Wholesale & Distribution (1.34%)
			Sysco Corp	157,144	3,605
Commercial Services (2.78%)
Iron Mountain Inc (a)	302,938	7,492	Forestry (0.96%)
			Weyerhaeuser Co	84,044	2,573
Commercial Services - Finance (2.43%)
Automatic Data Processing Inc	27,499	1,082	Gas - Distribution (0.57%)
Lender Processing Services Inc	76,701	2,259	National Fuel Gas Co	48,961	1,534
Western Union Co/The	223,598	3,206

		6,547	Gold Mining (2.79%)

			Newmont Mining Corp	184,476	7,508
Consulting Services (2.17%)
SAIC Inc (a)	299,184	5,828	Independent Power Producer (0.93%)
			Calpine Corp (a)	344,327	2,507
Data Processing & Management (1.27%)
			Dynegy Inc (a)	3	-

Broadridge Financial Solutions Inc	72,911	914
					2,507

Fidelity National Information Services Inc	153,212	2,493

		3,407	Insurance Brokers (2.82%)

			Aon Corp	57,215	2,613
Dental Supplies & Equipment (0.66%)
			Brown & Brown Inc	131,376	2,746
Dentsply International Inc	62,789	1,773
			Marsh & McLennan Cos Inc	92,257	2,239

Diversified Manufacturing Operations (0.53%)					7,598

Tyco International Ltd	66,284	1,432	Investment Management & Advisory Services (0.84%)
			Ameriprise Financial Inc	55,600	1,299

See accompanying notes		250

Schedule of Investments
MidCap Blend Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Investment Management & Advisory Services			Pipelines (continued)
(continued)			Williams Cos Inc	277,588 $	4,019

Legg Mason Inc	43,639 $	956			7,792

		2,255

			Precious Metals (1.23%)
Linen Supply & Related Items (3.14%)			Franco-Nevada Corp	192,038	3,310
Cintas Corp	363,957	8,455
			Property & Casualty Insurance (4.52%)
Medical - Drugs (2.56%)			Fidelity National Financial Inc	14,927	265
Valeant Pharmaceuticals International (a)	300,846	6,889	Markel Corp (a)	16,766	5,013
Medical - HMO (1.20%)			Mercury General Corp	105,011	4,829
Coventry Health Care Inc (a)	216,403	3,220	White Mountains Insurance Group Ltd	7,745	2,069

					12,176

Medical - Outpatient & Home Medical Care (1.67%)			Publishing - Newspapers (1.62%)
Lincare Holdings Inc (a)	167,073	4,499	Washington Post Co/The	11,163	4,356

Medical Instruments (2.07%)			Real Estate Operator & Developer (1.71%)
St Jude Medical Inc (a)	168,980	5,570	Brookfield Asset Management Inc	233,054	3,559
			Forest City Enterprises Inc	154,968	1,038

Medical Laboratory & Testing Service (2.78%)					4,597

Laboratory Corp of America Holdings (a)	116,275	7,489
			Reinsurance (2.17%)
Medical Products (1.42%)			Everest Re Group Ltd	76,636	5,835
Covidien Ltd	105,355	3,818
			Retail - Auto Parts (2.65%)
Motion Pictures & Services (0.17%)			O'Reilly Automotive Inc (a)	232,368	7,143
Ascent Media Corp (a)	20,982	458
			Retail - Major Department Store (0.15%)
Multi-Line Insurance (2.19%)			TJX Cos Inc	19,461	400
Loews Corp	209,080	5,907
			Retail - Restaurants (0.04%)
Multimedia (2.04%)			Yum! Brands Inc	3,783	119
Liberty Media Corp - Entertainment (a)	313,871	5,487
			Satellite Telecommunications (0.55%)
Oil - Field Services (0.25%)			EchoStar Holding Corp (a)	99,812	1,484
Weatherford International Ltd (a)	62,842	680
			Telephone - Integrated (1.24%)
Oil & Gas Drilling (1.01%)			Telephone & Data Systems Inc	119,097	3,347
Nabors Industries Ltd (a)	227,522	2,723
			Textile - Home Furnishings (0.33%)
Oil Company - Exploration & Production (8.78%)			Mohawk Industries Inc (a)	20,847	896
Cimarex Energy Co	146,244	3,916
Encore Acquisition Co (a)	209,579	5,348	Tobacco (2.16%)
EOG Resources Inc	55,351	3,685	UST Inc	83,750	5,811
Equitable Resources Inc	132,176	4,435
Newfield Exploration Co (a)	26,252	519	Transport - Truck (0.18%)
			Heartland Express Inc	31,229	492
Questar Corp	138,927	4,542
Rosetta Resources Inc (a)	136,824	969	Wireless Equipment (0.19%)
XTO Energy Inc	6,584	232	American Tower Corp (a)	17,290	507

		23,646	TOTAL COMMON STOCKS	$ 244,549

Pipelines (2.90%)
Spectra Energy Corp	239,680	3,773

See accompanying notes		251

Schedule of Investments
MidCap Blend Account
December 31, 2008

			Portfolio Summary (unaudited)

	Principal
			Sector	Percent

	Amount	Value
	(000's)	(000's)	Consumer, Non-cyclical	23.23%

			Financial	22.41%
SHORT TERM INVESTMENTS (4.40%)			Energy	16.11%
Commercial Paper (4.40%)			Communications	11.52%
Investment in Joint Trade Account; HSBC			Utilities	7.90%
Funding			Consumer, Cyclical	6.50%
0.05%, 1/ 2/2009	$ 5,919 $	5,919	Basic Materials	4.98%
			Industrial	3.30%
Investment in Joint Trading Account;			Technology	1.74%
Prudential Funding			Diversified	1.13%
0.05%, 1/ 2/2009	5,919	5,919	Other Assets in Excess of Liabilities, Net	1.18%

		11,838	TOTAL NET ASSETS	100.00%

TOTAL SHORT TERM INVESTMENTS		$ 11,838

REPURCHASE AGREEMENTS (3.57%)
Money Center Banks (3.57%)
Investment in Joint Trading Account; Bank
of America Repurchase Agreement; 0.01%
dated 12/31/2008 maturing 01/02/2009
(collateralized by US Treasury Note;
$3,723,000; 1.75%; dated 11/15/11)	$ 3,650 $	3,650
Investment in Joint Trading Account;
Morgan Stanley Repurchase Agreement;
0.03% dated 12/31/2008 maturing
01/02/2009 (collateralized by Sovereign
Agency Issues; $6,144,000; 2.75% -
4.38%; dated 03/12/10 - 03/17/10)	5,965	5,965

		9,615

TOTAL REPURCHASE AGREEMENTS		$ 9,615

Total Investments		$ 266,002
Other Assets in Excess of Liabilities, Net - 1.18%		3,183

TOTAL NET ASSETS - 100.00%		$ 269,185

(a) Non-Income Producing Security

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation		$ 16,696
Unrealized Depreciation		(98,819)

Net Unrealized Appreciation (Depreciation)		(82,123)
Cost for federal income tax purposes		348,125
All dollar amounts are shown in thousands (000's)

See accompanying notes		252

Schedule of Investments
MidCap Growth Account I
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (98.87%)			COMMON STOCKS (continued)
Aerospace & Defense Equipment (0.72%)			Commercial Services - Finance (2.91%)
Goodrich Corp	7,875 $	292	H&R Block Inc	25,425 $	578
			Heartland Payment Systems Inc	12,675	222
Agricultural Chemicals (0.39%)			Total System Services Inc	18,800	263
CF Industries Holdings Inc	3,200	157	Western Union Co/The	7,875	113

					1,176

Apparel Manufacturers (2.02%)
Coach Inc (a)	17,950	373	Computer Aided Design (0.52%)
Polo Ralph Lauren Corp	5,600	254	Ansys Inc (a)	7,500	209
VF Corp	3,450	189

		816	Computer Services (1.09%)

			Accenture Ltd	8,475	278
Applications Software (0.35%)			Cognizant Technology Solutions Corp (a)	8,950	162

Salesforce.com Inc (a)	4,450	142			440

Beverages - Non-Alcoholic (1.38%)			Computers - Integrated Systems (1.12%)
Coca-Cola Enterprises Inc	21,900	263	NCR Corp (a)	19,975	283
Hansen Natural Corp (a)	8,800	295	Teradata Corp (a)	11,550	171

		558			454

Beverages - Wine & Spirits (0.46%)			Computers - Memory Devices (0.85%)
Brown-Forman Corp	3,650	188	NetApp Inc (a)	19,875	278
			Western Digital Corp (a)	5,700	65

Building - Residential & Commercial (0.45%)					343

NVR Inc (a)	400	182
			Consulting Services (1.91%)
Cable TV (0.55%)			SAIC Inc (a)	21,975	428
DISH Network Corp (a)	20,125	223	Watson Wyatt Worldwide Inc	7,225	346

					774

Cellular Telecommunications (0.49%)			Cosmetics & Toiletries (1.15%)
NII Holdings Inc (a)	10,925	199	Avon Products Inc	19,400	466

Chemicals - Diversified (0.36%)			Data Processing & Management (0.74%)
FMC Corp	3,250	145	Dun & Bradstreet Corp	3,850	297

Chemicals - Plastics (0.50%)			Dental Supplies & Equipment (0.35%)
Schulman A Inc	11,975	204	Patterson Cos Inc (a)	7,575	142

Chemicals - Specialty (1.16%)			Distribution & Wholesale (0.39%)
Ashland Inc	20,400	215	Fossil Inc (a)	9,400	157
Sigma-Aldrich Corp	3,125	132
Terra Industries Inc	7,275	121	Diversified Manufacturing Operations (3.08%)

		468	Brink's Co/The	11,950	321

Coal (0.15%)			Cooper Industries Ltd	3,975	116
Alpha Natural Resources Inc (a)	3,800	62	Harsco Corp	6,300	174
			ITT Corp	6,750	311
Coatings & Paint (0.44%)			Parker Hannifin Corp	4,500	191
Sherwin-Williams Co/The	2,950	176	SPX Corp	3,275	133

					1,246

Commercial Services (1.08%)
Alliance Data Systems Corp (a)	3,900	182	E-Commerce - Services (0.53%)
			Priceline.com Inc (a)	2,925	215
Weight Watchers International Inc	8,675	255

		437

See accompanying notes

253

Schedule of Investments
MidCap Growth Account I
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Electric - Integrated (1.30%)			Finance - Investment Banker & Broker (1.64%)
Alliant Energy Corp	4,850 $	142	Greenhill & Co Inc	2,200 $		153
Edison International	11,900	382	Lazard Ltd	9,875		294

		524	TD Ameritrade Holding Corp (a)	15,275		218

Electric Products - Miscellaneous (0.39%)						665

Molex Inc	10,750	156	Food - Miscellaneous/Diversified (0.49%)
			ConAgra Foods Inc	12,100		200
Electronic Components - Miscellaneous (0.32%)
Garmin Ltd	6,800	130	Gas - Distribution (2.06%)
			Laclede Group Inc/The	5,775		270
Electronic Components - Semiconductors (2.71%)			Sempra Energy	13,200		563

Broadcom Corp (a)	19,850	337				833

Intersil Corp	11,600	106
MEMC Electronic Materials Inc (a)	7,775	111	Hospital Beds & Equipment (0.21%)
Microchip Technology Inc	13,825	270	Kinetic Concepts Inc (a)	4,425		85
National Semiconductor Corp	9,025	91	Hotels & Motels (0.82%)
Nvidia Corp (a)	22,550	182	Choice Hotels International Inc	10,975		330

		1,097

Electronic Design Automation (0.15%)			Industrial Audio & Video Products (0.64%)
Cadence Design Systems Inc (a)	16,450	60	Dolby Laboratories Inc (a)	7,900		259

Electronic Measurement Instruments (0.88%)			Industrial Gases (1.01%)
Agilent Technologies Inc (a)	15,125	236	Airgas Inc	10,425		406
Trimble Navigation Ltd (a)	5,550	120

			Instruments - Controls (0.42%)
		356

			Mettler Toledo International Inc (a)	2,550		172
Electronic Parts Distribution (0.31%)
Arrow Electronics Inc (a)	6,575	124	Instruments - Scientific (0.61%)
			Waters Corp (a)	6,750		247
Electronics - Military (0.89%)
L-3 Communications Holdings Inc	4,900	361	Internet Infrastructure Software (0.41%)
			Akamai Technologies Inc (a)	10,925		165
Engineering - Research & Development Services (3.54%)
EMCOR Group Inc (a)	4,550	102	Internet Security (1.14%)
Fluor Corp	12,400	556	McAfee Inc (a)	13,350		461
Foster Wheeler Ltd (a)	9,950	233
Jacobs Engineering Group Inc (a)	5,950	286	Investment Management & Advisory Services (0.79%)
McDermott International Inc (a)	25,500	252	Federated Investors Inc	10,050		170

		1,429	Waddell & Reed Financial Inc	9,550		148

						318

Engines - Internal Combustion (0.72%)
Cummins Inc	10,950	293	Machinery - Construction & Mining (0.53%)
			Bucyrus International Inc	3,450		64
Enterprise Software & Services (2.08%)			Joy Global Inc	6,500		149

BMC Software Inc (a)	7,875	212				213

CA Inc	18,400	341	Machinery - Farm (0.16%)
Sybase Inc (a)	11,550	286	AGCO Corp (a)	2,725		64

		839

Entertainment Software (0.30%)			Machinery - General Industry (0.29%)
Activision Blizzard Inc (a)	13,850	120	Manitowoc Co Inc/The	4,325		38
			Robbins & Myers Inc	4,900		79

						117

See accompanying notes

254

Schedule of Investments
MidCap Growth Account I
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Machinery - Pumps (0.39%)			Oil Company - Exploration & Production
Flowserve Corp	3,100 $	160	(continued)
			Southwestern Energy Co (a)	4,600 $	133
Medical - Biomedical/Gene (0.99%)			Stone Energy Corp (a)	9,275	102
Life Technologies Corp (a)	12,815	299	W&T Offshore Inc	3,025	43

OSI Pharmaceuticals Inc (a)	2,650	103			1,367

		402	Oil Company - Integrated (0.80%)

Medical - Drugs (2.87%)			Murphy Oil Corp	7,250	322
Allergan Inc/United States	3,150	127
Endo Pharmaceuticals Holdings Inc (a)	17,650	457	Oil Refining & Marketing (1.04%)
Forest Laboratories Inc (a)	12,100	308	Frontier Oil Corp	5,350	68
King Pharmaceuticals Inc (a)	25,075	266	Sunoco Inc	8,125	353

		1,158			421

Medical - HMO (2.64%)			Pharmacy Services (0.27%)
Cigna Corp	21,625	364	Express Scripts Inc (a)	2,000	110
Coventry Health Care Inc (a)	10,125	151	Quarrying (0.42%)
Health Net Inc (a)	9,175	100	Compass Minerals International Inc	2,875	169
Humana Inc (a)	12,100	451

		1,066	Recreational Vehicles (0.26%)

Medical Instruments (1.71%)			Polaris Industries Inc	3,675	105
Intuitive Surgical Inc (a)	1,250	159
St Jude Medical Inc (a)	16,100	530	REITS - Office Property (0.81%)

			Boston Properties Inc	2,500	137
		689

			SL Green Realty Corp	7,325	190

Medical Laboratory & Testing Service (0.75%)					327

Laboratory Corp of America Holdings (a)	4,700	303
			REITS - Regional Malls (0.69%)
Medical Products (0.69%)			Taubman Centers Inc	10,950	279
Henry Schein Inc (a)	7,575	278
			Rental - Auto & Equipment (0.32%)
Metal - Iron (0.19%)			Rent-A-Center Inc/TX (a)	7,350	130
Cliffs Natural Resources Inc	2,925	75
			Retail - Apparel & Shoe (2.21%)
Metal Processors & Fabrication (1.44%)			Aeropostale Inc (a)	10,950	176
Precision Castparts Corp	5,100	303	Buckle Inc/The	7,375	161
Timken Co	14,300	281	Gap Inc/The	19,025	255

		584	Ross Stores Inc	10,150	302

					894

Office Automation & Equipment (0.31%)
Xerox Corp	15,650	125	Retail - Auto Parts (1.55%)
			Autozone Inc (a)	4,500	628
Oil & Gas Drilling (2.53%)
ENSCO International Inc	11,700	332	Retail - Automobile (0.70%)
Noble Corp	15,100	333	Copart Inc (a)	10,400	283
Patterson-UTI Energy Inc	10,650	123
Unit Corp (a)	8,825	236	Retail - Catalog Shopping (0.38%)

			MSC Industrial Direct Co	4,125	152
		1,024

Oil Company - Exploration & Production (3.38%)			Retail - Discount (2.45%)
Cimarex Energy Co	12,850	344	Big Lots Inc (a)	6,925	100
Nexen Inc	22,100	389	BJ's Wholesale Club Inc (a)	6,375	218
Noble Energy Inc	7,225	356	Dollar Tree Inc (a)	6,100	255

See accompanying notes

255

Schedule of Investments
MidCap Growth Account I
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Retail - Discount (continued)			Toys (continued)
Family Dollar Stores Inc	16,025 $	418	Marvel Entertainment Inc (a)	9,025 $	278

		991			749

Retail - Major Department Store (0.73%)			Transport - Marine (1.40%)
TJX Cos Inc	14,400	296	Kirby Corp (a)	9,925	272
			Tidewater Inc	7,325	295

Retail - Restaurants (1.80%)					567

Yum! Brands Inc	23,150	729
			Transport - Services (0.73%)
Savings & Loans - Thrifts (1.15%)			Ryder System Inc	7,600	295
Hudson City Bancorp Inc	29,150	465
			Transport - Truck (0.44%)
Schools (2.14%)			Arkansas Best Corp	5,850	176
Apollo Group Inc (a)	8,175	626
ITT Educational Services Inc (a)	2,500	238	Vitamins & Nutrition Products (0.38%)

		864	Herbalife Ltd	7,075	153

Semiconductor Component - Integrated Circuits (2.18%)			Web Portals (0.28%)
Analog Devices Inc	10,925	208	Sohu.com Inc (a)	2,350	111
Emulex Corp (a)	10,325	72
Integrated Device Technology Inc (a)	27,125	152	Wireless Equipment (0.88%)
Linear Technology Corp	20,375	451	American Tower Corp (a)	12,100	355

		883	TOTAL COMMON STOCKS	$ 39,967

Semiconductor Equipment (1.08%)			Total Investments	$ 39,967
Kla-Tencor Corp	6,950	151	Other Assets in Excess of Liabilities, Net - 1.13%		455

Lam Research Corp (a)	9,100	194	TOTAL NET ASSETS - 100.00%	$ 40,422

Novellus Systems Inc (a)	7,325	90

		435

			(a) Non-Income Producing Security
Steel - Producers (0.91%)
Carpenter Technology Corp	5,850	120	Unrealized Appreciation (Depreciation)
Nucor Corp	3,975	184	The net federal income tax unrealized appreciation (depreciation) and federal tax cost
Reliance Steel & Aluminum Co	3,175	63	of investments held by the account as of the period end were as follows:

		367

			Unrealized Appreciation	$ 1,392
Steel - Specialty (0.35%)			Unrealized Depreciation		(20,290)

Allegheny Technologies Inc	5,500	140	Net Unrealized Appreciation (Depreciation)		(18,898)
			Cost for federal income tax purposes		58,865
Telecommunication Services (0.44%)			All dollar amounts are shown in thousands (000's)
NeuStar Inc (a)	9,375	179
				Portfolio Summary (unaudited)

Telephone - Integrated (0.84%)

Windstream Corp	36,950	340	Sector		Percent

			Consumer, Non-cyclical		24.26%
Therapeutics (1.15%)			Industrial		17.91%
			Consumer, Cyclical		15.62%
Warner Chilcott Ltd (a)	32,175	467	Technology		13.47%
			Energy		7.90%
Tobacco (0.40%)			Basic Materials		5.71%
Reynolds American Inc	4,025	162	Communications		5.56%
			Financial		5.08%
			Utilities		3.36%
Toys (1.85%)			Other Assets in Excess of Liabilities, Net		1.13%

Hasbro Inc	16,150	471	TOTAL NET ASSETS		100.00%

See accompanying notes

256

Schedule of Investments
MidCap Stock Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (95.72%)			COMMON STOCKS (continued)
Aerospace & Defense (1.16%)			Electronic Components - Semiconductors (2.48%)
Spirit Aerosystems Holdings Inc (a)	57,900 $	589	Microchip Technology Inc	64,250 $	1,255

Airlines (3.97%)			Electronic Parts Distribution (2.37%)
AMR Corp (a)	87,000	928	Arrow Electronics Inc (a)	63,600	1,198
Continental Airlines Inc (a)	59,900	1,082

		2,010	Engineering - Research & Development Services (1.41%)

			Jacobs Engineering Group Inc (a)	14,800	712
Auto - Medium & Heavy Duty Trucks (1.34%)
Paccar Inc	23,700	678	Enterprise Software & Services (3.23%)
			BMC Software Inc (a)	60,800	1,636
Auto/Truck Parts & Equipment - Original (2.06%)
Magna International Inc	34,900	1,045	Food - Dairy Products (0.40%)
			Dean Foods Co (a)	11,200	201
Chemicals - Specialty (4.13%)
Cabot Corp	66,600	1,019	Machinery Tools & Related Products (3.72%)
Lubrizol Corp	29,500	1,073	Lincoln Electric Holdings Inc	37,000	1,884

		2,092

Coatings & Paint (1.91%)			Medical - Generic Drugs (0.22%)
Valspar Corp	53,600	970	Mylan Inc/PA (a)	11,225	111

Commercial Banks (1.71%)			Medical - Hospitals (2.76%)
Cullen/Frost Bankers Inc	2,050	104	Universal Health Services Inc	37,200	1,398
TCF Financial Corp	55,849	763	Medical - Wholesale Drug Distribution (0.56%)

		867	AmerisourceBergen Corp	7,900	282

Commercial Services (2.57%)
Weight Watchers International Inc	44,300	1,303	Medical Information Systems (1.84%)
			IMS Health Inc	61,602	934
Commercial Services - Finance (2.34%)
Lender Processing Services Inc	40,199	1,184	Medical Instruments (1.93%)
			Edwards Lifesciences Corp (a)	17,800	978
Computers - Integrated Systems (0.63%)
Diebold Inc	11,300	317	Medical Laboratory & Testing Service (2.38%)
			Covance Inc (a)	26,200	1,206
Computers - Memory Devices (1.67%)
NetApp Inc (a)	60,400	844	Multi-Line Insurance (2.91%)
			HCC Insurance Holdings Inc	55,111	1,474
Cosmetics & Toiletries (2.56%)
Estee Lauder Cos Inc/The	41,900	1,297	Non-Hazardous Waste Disposal (2.69%)
			Republic Services Inc	54,925	1,362
Data Processing & Management (1.70%)
Fidelity National Information Services Inc	52,953	862	Office Furnishings - Original (0.37%)
			HNI Corp	11,982	190
Diversified Manufacturing Operations (2.71%)
Teleflex Inc	27,443	1,375	Oil & Gas Drilling (1.52%)
			Nabors Industries Ltd (a)	64,287	770
Electric - Integrated (8.63%)
DTE Energy Co	41,400	1,477	Oil Company - Exploration & Production (1.49%)
Northeast Utilities	62,600	1,506	Cimarex Energy Co	28,200	755
Wisconsin Energy Corp	33,100	1,389

			Oil Refining & Marketing (1.32%)
		4,372

			Frontier Oil Corp	53,138	671

See accompanying notes

257

Schedule of Investments
MidCap Stock Account
December 31, 2008

				Principal
	Shares	Value		Amount	Value
	Held	(000's)		(000's)	(000's)

COMMON STOCKS (continued)			REPURCHASE AGREEMENTS (continued)
Property & Casualty Insurance (4.32%)			Money Center Banks (continued)
Fidelity National Financial Inc	123,126 $	2,185	Investment in Joint Trading Account;
			Morgan Stanley Repurchase Agreement;
Reinsurance (1.19%)			0.03% dated 12/31/2008 maturing
Max Capital Group Ltd	34,133	604	01/02/2009 (collateralized by Sovereign
			Agency Issues; $684,000; 2.75% - 4.38%;
			dated 03/12/10 - 03/17/10)	$ 664 $	664

REITS - Office Property (2.49%)					2,384
Alexandria Real Estate Equities Inc	20,900	1,261

			TOTAL REPURCHASE AGREEMENTS	$ 2,384

REITS - Shopping Centers (1.37%)			Total Investments	$ 50,864
Tanger Factory Outlet Centers	18,500	696	Liabilities in Excess of Other Assets, Net - (0.43)%		(218)

Rental - Auto & Equipment (0.86%)			TOTAL NET ASSETS - 100.00%	$ 50,646

Aaron Rents Inc	16,296	434

Retail - Apparel & Shoe (1.44%)			(a) Non-Income Producing Security
J Crew Group Inc (a)	12,300	150
Nordstrom Inc	43,382	577	Unrealized Appreciation (Depreciation)

			The net federal income tax unrealized appreciation (depreciation) and federal tax cost
		727	of investments held by the account as of the period end were as follows:

Retail - Jewelry (2.57%)
Tiffany & Co	55,000	1,300	Unrealized Appreciation	$ 7,616
			Unrealized Depreciation		(10,932)

Retail - Restaurants (1.04%)			Net Unrealized Appreciation (Depreciation)		(3,316)
Chipotle Mexican Grill Inc (a)	8,500	527	Cost for federal income tax purposes		54,180
			All dollar amounts are shown in thousands (000's)
Savings & Loans - Thrifts (2.20%)
Washington Federal Inc	74,350	1,112	Portfolio Summary (unaudited)

			Sector		Percent

Toys (3.32%)			Financial		20.90%
Mattel Inc	105,000	1,680	Consumer, Non-cyclical		16.57%
			Industrial		16.29%
Transport - Marine (2.23%)			Consumer, Cyclical		16.10%
Tidewater Inc	28,100	1,132	Technology		11.55%

			Utilities		8.63%
TOTAL COMMON STOCKS	$ 48,480		Basic Materials		6.05%

	Principal		Energy		4.34%
			Liabilities in Excess of Other Assets, Net		(0.43%)

	Amount	Value
	(000's)	(000's)	TOTAL NET ASSETS		100.00%

REPURCHASE AGREEMENTS (4.71%)
Money Center Banks (4.71%)
Investment in Joint Trading Account; Bank
of America Repurchase Agreement; 0.01%
dated 12/31/2008 maturing 01/02/2009
(collateralized by US Treasury Note;
$1,754,000; 1.75%; dated 11/15/11)	$ 1,720 $	1,720

See accompanying notes		258

Schedule of Investments
MidCap Value Account II
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (93.55%)			COMMON STOCKS (continued)
Advanced Materials & Products (0.08%)			Commercial Banks (continued)
Ceradyne Inc (a)	3,200 $	65	Old National Bancorp/IN	27,700 $	503
			Regions Financial Corp	96,900	771
Agricultural Operations (1.00%)			Synovus Financial Corp	65,100	540
Bunge Ltd	15,600	808	United Bankshares Inc	7,600	253
			Webster Financial Corp	21,300	294
Airlines (0.09%)
			WesBanco Inc	5,000	136
US Airways Group Inc (a)	9,600	74
			Westamerica Bancorporation	9,100	465

Auto - Car & Light Trucks (0.15%)					7,211

General Motors Corp	39,000	125	Commercial Services (0.27%)
			Convergys Corp (a)	34,200	219
Auto/Truck Parts & Equipment - Original (0.19%)
TRW Automotive Holdings Corp (a)	42,300	152	Commercial Services - Finance (0.37%)
			Deluxe Corp	20,000	299
Beverages - Non-Alcoholic (1.49%)
Coca-Cola Enterprises Inc	77,000	926	Computer Services (0.74%)
Pepsi Bottling Group Inc	12,200	275	Computer Sciences Corp (a)	13,700	482

		1,201	Unisys Corp (a)	133,200	113

Building - Heavy Construction (0.14%)					595

Perini Corp (a)	5,000	117	Computers (0.87%)
			Sun Microsystems Inc (a)	182,500	697
Building - Residential & Commercial (2.21%)
Centex Corp	46,100	491	Computers - Memory Devices (0.58%)
DR Horton Inc	102,300	723	Seagate Technology	105,900	469
NVR Inc (a)	1,100	502
Ryland Group Inc	3,900	69	Computers - Peripheral Equipment (0.75%)

		1,785	Lexmark International Inc (a)	22,400	603

Casino Hotels (0.26%)			Consumer Products - Miscellaneous (0.71%)
Boyd Gaming Corp	44,700	211	Jarden Corp (a)	27,600	317
			Scotts Miracle-Gro Co/The	8,700	259

Cellular Telecommunications (0.14%)
					576

US Cellular Corp (a)	2,600	112
			Containers - Paper & Plastic (0.03%)
Chemicals - Diversified (0.75%)			Smurfit-Stone Container Corp (a)	84,300	21
Olin Corp	33,300	602
			Distribution & Wholesale (1.16%)
Chemicals - Specialty (1.31%)			Ingram Micro Inc (a)	27,900	374
Ashland Inc	29,000	304	United Stationers Inc (a)	8,300	278
Eastman Chemical Co	19,800	628	WESCO International Inc (a)	14,900	286

HB Fuller Co	7,500	121			938

		1,053

			Diversified Manufacturing Operations (0.63%)
Commercial Banks (8.95%)			AO Smith Corp	8,300	245
Bancorpsouth Inc	29,500	689	Crane Co	11,900	205
Bank of Hawaii Corp	15,400	696	Trinity Industries Inc	3,600	57

City Holding Co	3,100	108			507

City National Corp/CA	10,600	516
			Electric - Integrated (7.08%)
Commerce Bancshares Inc	15,855	697	Alliant Energy Corp	21,700	633
First Horizon National Corp	67,722	716	Avista Corp	13,700	265
M&T Bank Corp	11,700	672	CMS Energy Corp	40,800	412
National Penn Bancshares Inc	10,700	155	DTE Energy Co	19,200	685

See accompanying notes

259

Schedule of Investments
MidCap Value Account II
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Electric - Integrated (continued)			Gas - Distribution (continued)
Integrys Energy Group Inc	12,800 $	550	New Jersey Resources Corp	9,700 $	382
Northeast Utilities	29,000	698	Nicor Inc	13,300	462
Pepco Holdings Inc	30,400	540	NiSource Inc	63,400	695
Pinnacle West Capital Corp	15,648	503	Northwest Natural Gas Co	5,400	239
Portland General Electric Co	21,000	409	Southwest Gas Corp	12,800	323
TECO Energy Inc	40,800	504	UGI Corp	13,500	330

Xcel Energy Inc	27,400	508			3,753

		5,707	Golf (0.24%)

Electronic Components - Miscellaneous (0.70%)			Callaway Golf Co	20,500	190
Jabil Circuit Inc	54,400	367
Vishay Intertechnology Inc (a)	58,200	199	Home Furnishings (0.17%)

		566	Tempur-Pedic International Inc	19,300	137

Electronic Parts Distribution (0.59%)			Hotels & Motels (0.63%)
Avnet Inc (a)	26,200	477	Choice Hotels International Inc	7,200	217
			Wyndham Worldwide Corp	44,000	288

Engineering - Research & Development Services (0.47%)					505

KBR Inc	24,700	375
			Human Resources (1.04%)
Fiduciary Banks (0.29%)			Manpower Inc	24,700	840
Wilmington Trust Corp	10,500	233
			Independent Power Producer (0.42%)
Finance - Credit Card (0.64%)			Mirant Corp (a)	1,100	21
Discover Financial Services	54,000	515	Reliant Energy Inc (a)	55,000	318

					339

Finance - Investment Banker & Broker (0.72%)
Investment Technology Group Inc (a)	13,000	296	Insurance Brokers (0.73%)
Piper Jaffray Cos (a)	7,200	286	Arthur J Gallagher & Co	22,800	591

		582	Life & Health Insurance (0.55%)

Finance - Other Services (0.11%)			Conseco, Inc. (a)	34,500	179
MF Global Ltd (a)	42,200	86	Protective Life Corp	11,900	171
			Universal American Corp/NY (a)	10,500	92

Food - Canned (0.36%)					442

Del Monte Foods Co	40,200	287
			Machinery - Construction & Mining (0.49%)
Food - Meat Products (1.54%)			Terex Corp (a)	22,800	395
Hormel Foods Corp	14,500	451
Tyson Foods Inc	90,200	790	Machinery - Farm (0.73%)

		1,241	AGCO Corp (a)	25,100	592

Food - Miscellaneous/Diversified (1.23%)			Machinery - General Industry (0.45%)
Chiquita Brands International Inc (a)	18,400	272	Gardner Denver Inc (a)	15,600	364
Sara Lee Corp	73,800	722

		994	Medical - Drugs (0.74%)

			King Pharmaceuticals Inc (a)	56,300	598
Food - Retail (1.70%)
Safeway Inc	22,900	544	Medical - HMO (2.52%)
SUPERVALU Inc	56,400	824	AMERIGROUP Corp (a)	12,700	375

		1,368	Centene Corp (a)	7,400	146

Gas - Distribution (4.66%)			Cigna Corp	40,200	677
Atmos Energy Corp	26,300	623	Health Net Inc (a)	28,800	314
National Fuel Gas Co	22,300	699

See accompanying notes		260

Schedule of Investments
MidCap Value Account II
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Medical - HMO (continued)			Paper & Related Products (0.81%)
Magellan Health Services Inc (a)	13,200 $	517	Domtar Corp (a)	130,000 $	217

		2,029	International Paper Co	36,600	432

Medical - Hospitals (0.17%)					649

Universal Health Services Inc	3,700	139	Photo Equipment & Supplies (0.47%)
			Eastman Kodak Co	57,300	377
Medical - Wholesale Drug Distribution (0.71%)
AmerisourceBergen Corp	16,100	574	Property & Casualty Insurance (1.78%)
			Arch Capital Group Ltd (a)	10,600	743
Medical Products (0.23%)			First American Corp	20,100	581
Invacare Corp	12,200	189	Harleysville Group Inc	1,000	35
			OneBeacon Insurance Group Ltd	7,400	77

Metal - Aluminum (0.24%)
					1,436

Century Aluminum Co (a)	19,000	190
			Publicly Traded Investment Fund (4.41%)
Metal Processors & Fabrication (0.31%)			iShares Russell 2000 Value Index Fund	24,600	1,210
Commercial Metals Co	21,200	252	SPDR Trust Series 1	26,000	2,346

					3,556

Multi-Line Insurance (2.40%)
American Financial Group Inc/OH	14,300	327	Publishing - Newspapers (1.33%)
Assurant Inc	32,500	975	Gannett Co Inc	85,400	683
CNA Financial Corp	12,200	201	New York Times Co/The	53,100	389

Genworth Financial Inc	152,600	432			1,072

		1,935	Racetracks (0.40%)

Multimedia (0.06%)			International Speedway Corp	11,300	325
EW Scripps Co	22,900	51
			Regional Banks (0.86%)
Office Furnishings - Original (0.58%)			Huntington Bancshares Inc/OH	90,300	692
Herman Miller Inc	23,900	312
			Reinsurance (2.90%)
Steelcase Inc	27,100	152	Allied World Assurance Co Holdings Ltd	8,200	333

		464	Endurance Specialty Holdings Ltd	11,600	354

Oil - Field Services (1.15%)			PartnerRe Ltd	12,100	863
BJ Services Co	20,800	243	Reinsurance Group of America Inc	5,000	214
Helix Energy Solutions Group Inc (a)	47,900	347	RenaissanceRe Holdings Ltd	11,100	572

Oil States International Inc (a)	18,000	336			2,336

		926

			REITS - Apartments (1.79%)
Oil Company - Exploration & Production (1.80%)			Apartment Investment & Management Co	26,684	308
Berry Petroleum Co	12,800	97	Essex Property Trust Inc	7,500	576
Cimarex Energy Co	16,500	442	UDR Inc	40,600	560

Mariner Energy Inc (a)	29,900	305			1,444

Newfield Exploration Co (a)	2,800	55
			REITS - Diversified (1.73%)
St Mary Land & Exploration Co	6,600	134	CapitalSource Inc	112,200	518
Stone Energy Corp (a)	21,300	235	Duke Realty Corp	9,500	104
Swift Energy Co (a)	10,900	183	Liberty Property Trust	33,700	770

		1,451			1,392

Oil Field Machinery & Equipment (0.29%)			REITS - Hotels (0.56%)
Complete Production Services Inc (a)	28,400	231	Hospitality Properties Trust	30,100	448

Oil Refining & Marketing (0.71%)			REITS - Office Property (2.22%)
Sunoco Inc	13,100	569	Brandywine Realty Trust	45,700	352

See accompanying notes		261

Schedule of Investments
MidCap Value Account II
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
REITS - Office Property (continued)			Savings & Loans - Thrifts (0.64%)
HRPT Properties Trust	92,700 $	313	Astoria Financial Corp	31,400 $	517
Mack-Cali Realty Corp	22,900	561
SL Green Realty Corp	21,700	562	Semiconductor Component - Integrated Circuits (0.07%)

		1,788	Emulex Corp (a)	8,500	59

REITS - Regional Malls (0.24%)			Steel - Producers (1.80%)
CBL & Associates Properties Inc	29,700	193	Reliance Steel & Aluminum Co	31,200	622
			Steel Dynamics Inc	74,100	829

REITS - Shopping Centers (1.22%)					1,451

Inland Real Estate Corp	13,200	171
Saul Centers Inc	2,200	87	Telecommunication Equipment (1.32%)
Weingarten Realty Investors	35,100	726	ADC Telecommunications Inc (a)	60,000	328

		984	Plantronics Inc	10,300	136

			Tellabs Inc (a)	145,200	598

REITS - Storage (0.72%)					1,062

Public Storage	7,300	580
			Telephone - Integrated (0.54%)
REITS - Warehouse & Industrial (0.27%)			Telephone & Data Systems Inc	13,800	438
Prologis	15,400	214
			Television (1.10%)
Rental - Auto & Equipment (0.30%)			CBS Corp	103,800	850
Avis Budget Group Inc (a)	50,700	35	Hearst-Argyle Television Inc	5,900	36

United Rentals Inc (a)	22,692	207			886

		242	Transport - Services (0.85%)

Retail - Apparel & Shoe (0.66%)			Ryder System Inc	17,700	686
AnnTaylor Stores Corp (a)	5,700	33
Foot Locker Inc	58,100	427	Transport - Truck (0.72%)
Liz Claiborne Inc	27,400	71	Arkansas Best Corp	8,900	268

		531	Con-way Inc	11,700	311

					579

Retail - Bookstore (0.59%)
Barnes & Noble Inc	31,900	478	Web Portals (0.07%)
			United Online Inc	9,100	55

Retail - Consumer Electronics (0.79%)			TOTAL COMMON STOCKS	$ 75,392

RadioShack Corp	53,200	635		Principal
				Amount	Value
Retail - Discount (1.03%)				(000's)	(000's)

BJ's Wholesale Club Inc (a)	21,300	730
			SHORT TERM INVESTMENTS (1.71%)
Fred's Inc	9,500	102

			Commercial Paper (1.71%)
		832

			Investment in Joint Trade Account; HSBC
Retail - Drug Store (0.07%)			Funding
Rite Aid Corp (a)	189,000	59	0.05%, 1/ 2/2009	$ 688 $	688
			Investment in Joint Trading Account;
Retail - Hair Salons (0.21%)			Prudential Funding
Regis Corp	11,600	169	0.05%, 1/ 2/2009	688	688

					1,376

Retail - Office Supplies (0.76%)			TOTAL SHORT TERM INVESTMENTS	$ 1,376

Office Depot Inc (a)	98,900	295
			Total Investments	$ 76,768
OfficeMax Inc	41,300	315

			Other Assets in Excess of Liabilities, Net - 4.74%		3,819

		610

			TOTAL NET ASSETS - 100.00%	$ 80,587

See accompanying notes

262

Schedule of Investments
MidCap Value Account II
December 31, 2008

(a) Non-Income Producing Security

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 2,315
Unrealized Depreciation	(32,388)

Net Unrealized Appreciation (Depreciation)	(30,073)
Cost for federal income tax purposes	106,841
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent

Financial	31.01%
Consumer, Non-cyclical	13.38%
Utilities	12.16%
Consumer, Cyclical	11.22%
Industrial	6.67%
Basic Materials	4.90%
Communications	4.56%
Exchange Traded Funds	4.41%
Energy	3.94%
Technology	3.01%
Other Assets in Excess of Liabilities, Net	4.74%

TOTAL NET ASSETS	100.00%

See accompanying notes	263

Schedule of Investments
Money Market Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

COMMERCIAL PAPER (96.95%)			COMMERCIAL PAPER (continued)
Aerospace & Defense Equipment (0.43%)			Commercial Banks (continued)
United Technologies Corp			Societe Generale North America Inc (continued)
2.05%, 1/21/2009	$ 2,000 $	1,998	0.87%, 3/18/2009	$ 2,000 $	1,996
			0.87%, 3/31/2009	2,000	1,996
Agricultural Operations (0.27%)			State Street Corp
Cargill Inc			2.68%, 1/ 2/2009	1,500	1,500
4.20%, 1/15/2009	1,280	1,278	2.77%, 1/ 6/2009	1,400	1,400

					32,999

Asset Backed Securities (1.33%)
CAFCO			Commercial Banks - Non US (2.14%)
3.00%, 1/15/2009	1,250	1,248	DnB NOR Bank ASA
3.05%, 1/20/2009	2,000	1,997	3.49%, 1/21/2009	2,100	2,096
1.60%, 2/ 9/2009	3,010	3,005	0.72%, 2/24/2009	2,000	1,998

		6,250	2.23%, 2/25/2009	2,000	1,993

			0.79%, 2/27/2009	2,000	1,997
Auto - Car & Light Trucks (0.43%)
			2.70%, 3/ 9/2009	2,000	1,990

BMW US Capital Corp
2.00%, 1/ 9/2009	2,000	1,999			10,074

			Computers (0.36%)
Beverages - Non-Alcoholic (1.25%)			IBM Capital Corp
Coca-Cola Co			3.05%, 1/ 5/2009	1,700	1,699
1.20%, 1/15/2009	1,900	1,899
2.40%, 1/21/2009	2,000	1,997	Consumer Products - Miscellaneous (0.23%)
1.60%, 2/11/2009	2,000	1,997	Kimberly Clark Corp

		5,893	0.45%, 2/ 9/2009	1,100	1,099

Chemicals - Diversified (2.33%)			Cosmetics & Toiletries (1.74%)
BASF AG			Procter & Gamble
3.58%, 1/15/2009	2,000	1,997	1.20%, 2/ 3/2009	2,000	1,998
2.88%, 1/28/2009	1,315	1,312	1.60%, 2/10/2009	2,000	1,996
1.99%, 2/12/2009	2,000	1,996	1.35%, 3/ 3/2009	2,000	1,995
2.05%, 3/ 5/2009	2,200	2,192	0.95%, 3/20/2009	2,200	2,196

2.10%, 3/10/2009	2,000	1,992			8,185

2.00%, 3/12/2009	1,500	1,494

		10,983	Diversified Banking Institutions (0.20%)

			Citigroup Inc
Commercial Banks (7.01%)			0.85%, 3/24/2009	960	958
Calyon North America
2.92%, 1/20/2009	1,500	1,498	Diversified Financial Services (2.84%)
2.30%, 2/ 5/2009	1,615	1,611	General Electric Capital
1.07%, 2/24/2009	2,000	1,997	1.50%, 1/26/2009	780	779
1.13%, 2/27/2009	2,000	1,997	1.65%, 3/ 4/2009	950	947
1.40%, 3/19/2009	2,000	1,994	1.80%, 3/19/2009	2,000	1,992
1.32%, 3/24/2009	2,200	2,193	1.90%, 3/27/2009	2,000	1,991
Nordea North America			2.00%, 4/13/2009	1,700	1,691
2.23%, 1/ 8/2009	1,110	1,110	2.05%, 5/13/2009	2,000	1,985
3.75%, 1/12/2009	2,000	1,998	Rabobank USA Financial Corp
3.41%, 1/26/2009	2,000	1,995	0.67%, 3/13/2009	2,000	1,998
3.37%, 2/ 3/2009	2,200	2,193	0.70%, 3/18/2009	2,000	1,997

2.47%, 2/ 5/2009	2,000	1,995			13,380

1.00%, 4/15/2009	1,240	1,236	Diversified Manufacturing Operations (0.91%)
Societe Generale North America Inc			Danaher Corp
2.14%, 3/ 3/2009	2,000	1,993	0.25%, 1/28/2009	2,100	2,100
0.66%, 3/ 6/2009	2,300	2,297

See accompanying notes		264

Schedule of Investments
Money Market Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

COMMERCIAL PAPER (continued)			COMMERCIAL PAPER (continued)
Diversified Manufacturing Operations			Finance - Consumer Loans (continued)
(continued)			John Deere Capital Corp (continued)
Illinois Tool Works Inc			2.30%, 2/11/2009	$ 1,050 $	1,047

1.20%, 2/12/2009	$ 2,200 $	2,197			14,892

		4,297

			Finance - Investment Banker & Broker (6.93%)
Electric - Integrated (1.57%)			Citigroup Funding
E. ON AG			2.05%, 1/29/2009	2,000	1,997
2.50%, 2/18/2009	1,500	1,495	2.40%, 2/ 6/2009	2,000	1,995
2.25%, 3/10/2009	1,700	1,693	2.20%, 2/12/2009	2,000	1,995
1.60%, 3/25/2009	2,200	2,192	2.20%, 2/18/2009	2,000	1,994
1.20%, 3/30/2009	2,000	1,994	2.20%, 3/ 6/2009	1,900	1,893

		7,374	0.60%, 5/12/2009	2,100	2,095

Electric Products - Miscellaneous (0.45%)			Goldman Sachs Group
Emerson Electric Co			2.55%, 1/ 9/2009	1,400	1,399
1.00%, 3/12/2009	2,100	2,096	ING U.S. Funding
			3.44%, 1/27/2009	2,000	1,995
Finance - Auto Loans (4.73%)			1.92%, 2/ 6/2009	2,200	2,196
Paccar Financial			2.60%, 2/ 9/2009	1,700	1,695
3.15%, 1/ 5/2009	2,000	1,999	1.99%, 3/16/2009	2,200	2,191
1.55%, 2/23/2009	2,000	1,996	JP Morgan Chase
1.35%, 3/ 2/2009	1,200	1,197	2.80%, 2/ 2/2009	1,200	1,197
1.40%, 3/ 2/2009	2,200	2,195	1.60%, 2/ 5/2009	2,000	1,997
1.15%, 3/12/2009	2,115	2,110	1.55%, 2/19/2009	2,000	1,996
0.45%, 3/26/2009	1,900	1,898	1.60%, 2/27/2009	2,000	1,995
Toyota Motor Credit			1.60%, 3/ 4/2009	2,000	1,994
3.10%, 1/ 2/2009	2,100	2,100	0.35%, 3/18/2009	2,000	1,999

2.66%, 1/ 5/2009	1,300	1,300			32,623

2.63%, 1/ 8/2009	1,500	1,499
3.10%, 2/ 2/2009	1,400	1,396	Finance - Leasing Company (1.65%)
1.45%, 2/17/2009	1,800	1,797	River Fuel Funding
			2.18%, 1/30/2009	1,000	998
2.24%, 2/17/2009	1,800	1,795
			2.24%, 2/ 2/2009	2,000	1,996
1.15%, 3/27/2009	980	977

			2.37%, 3/13/2009	2,200	2,190
		22,259

			2.55%, 4/30/2009	1,000	991
Finance - Commercial (1.41%)			River Fuel Funding Co
Caterpillar Financial Services Corp			3.33%, 1/30/2009	1,600	1,596

1.20%, 1/12/2009	1,180	1,180			7,771

1.25%, 2/ 4/2009	1,480	1,478
			Finance - Mortgage Loan/Banker (5.85%)
1.20%, 2/11/2009	2,000	1,997
			Fannie Mae Discount Notes
1.25%, 2/12/2009	2,000	1,997	2.85%, 1/21/2009	1,500	1,498

		6,652	2.23%, 1/28/2009	2,000	1,997

Finance - Consumer Loans (3.16%)			2.78%, 1/28/2009	1,500	1,497
HSBC Finance			1.70%, 1/29/2009	2,000	1,997
0.35%, 1/16/2009	2,300	2,300	2.82%, 2/ 9/2009 (a)	1,500	1,495
0.35%, 1/26/2009	2,000	2,000	1.45%, 5/ 5/2009 (a)	2,000	1,990
John Deere Capital Corp			Federal Home Loan Bank Discount Notes
2.50%, 1/ 9/2009	2,000	1,999	2.40%, 1/30/2009	4,000	3,992
2.70%, 1/12/2009	2,000	1,998	2.35%, 2/ 4/2009 (a)	1,000	998
2.75%, 1/27/2009	2,000	1,996	1.40%, 5/ 1/2009 (a)	2,000	1,991
2.85%, 1/27/2009	900	898	Freddie Mac Discount Notes
2.40%, 1/28/2009	960	958	2.05%, 1/ 7/2009	2,000	1,999
2.45%, 2/10/2009	1,700	1,696	2.84%, 1/26/2009	1,500	1,497

See accompanying notes		265

Schedule of Investments
Money Market Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

COMMERCIAL PAPER (continued)			COMMERCIAL PAPER (continued)
Finance - Mortgage Loan/Banker (continued)			Medical - Drugs (0.58%)
Freddie Mac Discount Notes (continued)			Pfizer, Inc.
2.82%, 2/ 2/2009 (a)	$ 1,500 $	1,496	1.20%, 3/18/2009	$ 710 $	708
2.61%, 2/19/2009 (a)	2,100	2,093	0.50%, 5/18/2009	2,000	1,996

2.83%, 3/ 2/2009 (a)	1,500	1,493			2,704

2.90%, 3/16/2009 (a)	1,500	1,491	Money Center Banks (2.35%)

		27,524	BNP Paribas Finance

Finance - Other Services (5.92%)			0.60%, 1/16/2009	1,010	1,010
CRC Funding			3.41%, 1/22/2009	2,100	2,096
1.45%, 1/ 7/2009	2,000	1,999	2.26%, 4/ 1/2009	2,000	1,988
1.40%, 1/20/2009	2,000	1,998	2.11%, 4/ 6/2009	2,000	1,989
1.50%, 2/ 3/2009	2,000	1,997	2.05%, 4/ 9/2009	2,000	1,989
1.60%, 2/13/2009	1,790	1,787	0.77%, 4/30/2009	2,000	1,995

Park Avenue Receivables Company					11,067

1.40%, 1/ 2/2009	1,800	1,800
			Multimedia (1.49%)
1.40%, 1/ 7/2009	2,000	2,000
			Walt Disney Co
2.00%, 1/ 9/2009	2,000	1,999	2.00%, 1/ 7/2009	1,800	1,800
0.85%, 2/ 6/2009	2,200	2,198	1.10%, 3/10/2009	910	908
0.40%, 3/23/2009	2,000	1,998	0.25%, 4/21/2009	2,100	2,098
Private Export Funding			0.30%, 4/22/2009	2,200	2,198

1.95%, 1/14/2009	2,000	1,999
					7,004

0.35%, 3/11/2009	2,000	1,999
1.40%, 3/17/2009	2,000	1,994	Oil Company - Integrated (4.18%)
0.95%, 4/ 3/2009	2,100	2,095	BP Capital Markets PLC
0.90%, 4/ 8/2009	2,000	1,995	2.15%, 1/16/2009	2,000	1,998

		27,858	1.25%, 3/ 6/2009	2,000	1,996

			1.30%, 3/17/2009	1,850	1,845
Food - Miscellaneous/Diversified (2.19%)			1.25%, 3/23/2009	2,000	1,994
Unilever Capital			0.90%, 3/26/2009	2,200	2,195
3.65%, 1/ 8/2009	1,700	1,699
			0.85%, 4/ 7/2009	2,000	1,995
2.90%, 1/12/2009	1,300	1,299
			Chevron Corp
3.40%, 1/14/2009	1,300	1,298	1.15%, 3/13/2009	2,200	2,195
3.85%, 1/23/2009	2,000	1,995	ConocoPhilipps
2.55%, 2/ 6/2009	2,000	1,995	1.30%, 1/14/2009	2,000	1,999
1.20%, 3/ 5/2009	2,000	1,996	0.70%, 1/16/2009	1,800	1,800

		10,282	1.25%, 1/26/2009	1,670	1,669

Gas - Distribution (2.44%)					19,686

GDF Suez			Publicly Traded Investment Fund (3.20%)
2.35%, 2/11/2009	2,200	2,194	JP Morgan Prime Money Market Fund
1.22%, 2/19/2009	2,000	1,997	1.80%, 12/31/2009	10,255	10,255
1.25%, 2/23/2009	1,500	1,497	Merrill Lynch Funds for Instutitions Series -
2.36%, 2/24/2009	595	593	Government Fund
2.00%, 2/25/2009	2,200	2,193	0.78%, 12/31/2009	4,800	4,800

1.04%, 3/ 4/2009	1,000	998			15,055

1.15%, 3/ 4/2009	2,000	1,996	Retail - Discount (0.17%)

		11,468	Wal-Mart Stores

			0.55%, 6/16/2009	780	778
Investment Companies (1.18%)
Columbia Funds Series Trust - Columbia			Special Purpose Entity (22.21%)
Money Market Reserves
1.57%, 12/31/2009	5,540	5,540	American Honda Finance Corp
			2.70%, 1/ 6/2009	1,300	1,300
			2.85%, 1/ 6/2009	1,575	1,574

See accompanying notes		266

Schedule of Investments
Money Market Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

COMMERCIAL PAPER (continued)			COMMERCIAL PAPER (continued)
Special Purpose Entity (continued)			Special Purpose Entity (continued)
American Honda Finance Corp (continued)			Shell Finance
2.90%, 1/29/2009	$ 2,000 $	1,996	1.70%, 4/ 2/2009	$ 1,700 $	1,693
1.40%, 2/18/2009	2,000	1,996	Shell International Finance BV
1.00%, 2/26/2009	550	549	2.30%, 2/20/2009	2,000	1,994
1.00%, 3/10/2009	800	799	1.70%, 4/ 1/2009	2,000	1,992
Australia & New Zealand Banking Co			1.75%, 5/ 4/2009	2,100	2,087
2.50%, 1/13/2009	1,700	1,699	0.30%, 5/ 5/2009	1,700	1,698
2.55%, 3/11/2009	2,000	1,990	1.70%, 5/11/2009	2,000	1,988
Australis & New Zealand Banking Co			Southern Company Funding
2.65%, 3/16/2009	2,000	1,989	2.45%, 1/13/2009	2,000	1,998
CBA Delaware Finance			2.50%, 1/14/2009	2,000	1,998
1.95%, 2/10/2009	2,000	1,996	2.55%, 1/16/2009	1,100	1,099
0.84%, 2/17/2009	1,500	1,498	2.45%, 1/22/2009	2,000	1,997
1.99%, 3/ 3/2009	2,000	1,993	Yorktown Capital
1.90%, 3/ 5/2009	2,000	1,993	0.75%, 1/ 8/2009	2,000	2,000
1.85%, 3/ 9/2009	2,200	2,192	1.40%, 2/ 3/2009	1,240	1,238
Charta LLC			1.40%, 2/13/2009	1,700	1,697
1.30%, 3/11/2009	2,200	2,195	1.40%, 2/19/2009	940	938
0.70%, 3/24/2009	2,000	1,997	1.45%, 2/23/2009	2,000	1,996
Danske Corp			1.50%, 2/24/2009	2,000	1,996
2.75%, 1/23/2009	1,490	1,488	0.85%, 4/ 2/2009	1,600	1,597

3.25%, 1/23/2009	2,000	1,996			104,533

3.04%, 2/ 5/2009	2,100	2,094
2.19%, 2/13/2009	2,000	1,995	Supranational Bank (0.53%)
1.99%, 2/17/2009	1,700	1,696	Corp Andina de Fomento
			2.90%, 1/ 7/2009	1,000	999
3.00%, 2/23/2009	1,500	1,493
			2.94%, 1/13/2009	1,500	1,499

Gemini Securitization Corp

2.90%, 1/ 6/2009	2,000	1,999			2,498

3.10%, 1/21/2009	2,000	1,997	Telephone - Integrated (0.87%)
2.37%, 1/23/2009	2,000	1,997	AT&T Inc
0.75%, 3/ 9/2009	2,000	1,997	2.10%, 1/13/2009	2,100	2,099
0.75%, 3/18/2009	430	429	1.25%, 2/13/2009	2,000	1,997

National Australia Funding					4,096

2.01%, 1/ 2/2009	1,090	1,090	Tobacco (2.00%)
2.61%, 1/27/2009	2,000	1,996	Philip Morris International Inc
1.82%, 2/ 2/2009	1,700	1,697	1.40%, 2/10/2009	1,500	1,498
1.88%, 2/20/2009	2,000	1,995	0.20%, 3/ 2/2009	1,600	1,599
1.48%, 3/31/2009	2,100	2,092	0.25%, 3/ 4/2009	2,300	2,299
Ranger Funding			0.50%, 3/12/2009	2,000	1,998
1.40%, 1/ 5/2009	1,800	1,800	0.70%, 3/26/2009	2,000	1,997

1.50%, 2/18/2009	940	938			9,391

1.40%, 2/20/2009	2,000	1,996
1.40%, 3/17/2009	2,000	1,998	Tools - Hand held (0.42%)
0.50%, 4/ 3/2009	2,000	1,997	Stanley Works
			2.50%, 2/ 4/2009	2,000	1,995

Ranger Funding Co LLC
0.50%, 4/ 6/2009	2,000	1,997	TOTAL COMMERCIAL PAPER	$ 456,238

Sheffield Receivables
2.10%, 1/ 8/2009	2,000	1,999
0.55%, 2/ 4/2009	2,000	1,999
1.50%, 2/ 4/2009	2,000	1,997
0.40%, 2/26/2009	2,000	1,999

See accompanying notes

267

Schedule of Investments
Money Market Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

CERTIFICATE OF DEPOSIT (0.43%)			TAX-EXEMPT BONDS (continued)
Money Center Banks (0.43%)			Iowa (0.21%)
Bank of America N.A.			Iowa Finance Authority
2.35%, 8/28/2009	$ 2,000 $	2,000	2.50%, 3/ 1/2018	$ 400 $	400

TOTAL CERTIFICATE OF DEPOSIT	$ 2,000		Iowa Finance Authority Dexia/Fannie

			Mae/Ginnie Mae
BONDS (0.98%)			6.00%, 1/ 1/2038	600	600

Automobile Sequential (0.26%)					1,000

Honda Auto Receivables Owner Trust
2.92%, 2/18/2009 (b)	249	249	Massachusetts (0.15%)
Hyundai Auto Receivables Trust			Massachusetts Housing Finance Agency/MA
2.85%, 1/15/2009	350	350	JP Morgan Chase
			1.80%, 6/ 1/2034	700	700
Nissan Auto Receivables Owner Trust
2.79%, 6/15/2009	235	235	Michigan (0.11%)
Volkswagen Auto Loan Enhanced Trust			Calvin College JP Morgan Chase
2.84%, 1/20/2009	5	5	3.88%, 10/ 1/2037	500	500
World Omni Auto Receivables Trust
3.00%, 4/15/2009	395	395	Minnesota (0.04%)

		1,234	St Paul Housing & Redevelopment

Commercial Banks (0.21%)			Authority/MN
			2.55%, 1/ 1/2024	200	200
Svenska Handelsbanken AB
4.42%, 1/ 6/2009 (c)	1,000	1,000
			New York (0.15%)

Diversified Financial Services (0.30%)			New York State Housing Finance Agency
			Fannie Mae
IBM International Group Capital LLC			2.90%, 5/15/2033	720	720
2.39%, 2/26/2009 (c)	1,400	1,400
			Pennsylvania (0.16%)
Life & Health Insurance (0.21%)			Montgomery County Industrial Development
Monumental Global Funding III			Authority/PA JP Morgan Chase
4.95%, 1/20/2009 (c)(d)	1,000	1,000	0.67%, 8/ 1/2037	750	750

TOTAL BONDS	$ 4,634

			Washington (0.14%)
TAX-EXEMPT BONDS (1.62%)
			Washington State Housing Finance
California (0.42%)			Commission/WA
California Statewide Communities			1.25%, 7/ 1/2030	465	465
Development Authority Fannie Mae			Washington State Housing Finance
1.30%, 12/15/2036	750	750	Commission/WA Fannie Mae
County of Sacramento CA Bayersiche			1.30%, 5/15/2033	215	215

Landesbank					680
4.75%, 7/ 1/2022	705	705

Los Angeles Community College District/CA			TOTAL TAX-EXEMPT BONDS	$ 7,630

3.05%, 8/ 1/2009	200	200	Total Investments	$ 470,502
San Jose Redevelopment Agency/CA JP			Other Assets in Excess of Liabilities, Net - 0.02%		105
Morgan Chase Bank

1.80%, 8/ 1/2028	325	325	TOTAL NET ASSETS - 100.00%	$ 470,607

		1,980

Colorado (0.15%)			(a) Non-Income Producing Security
Sheridan Redevelopment Agency Citibank NA			(b)	Variable Rate. Rate shown is in effect at December 31, 2008.
2.15%, 12/ 1/2029	700	700	(c)	Security exempt from registration under Rule 144A of the Securities Act
			of 1933. These securities may be resold in transactions exempt from
Indiana (0.09%)			registration, normally to qualified institutional buyers. Unless otherwise
Ball State University/IN			indicated, these securities are not considered illiquid. At the end of the
2.50%, 9/ 1/2031	400	400	period, the value of these securities totaled $3,400 or 0.72% of net
			assets.
			(d) Security is Illiquid

See accompanying notes		268

Schedule of Investments
Money Market Account
December 31, 2008
Portfolio Summary (unaudited)

Sector	Percent

Financial	63.43%
Consumer, Non-cyclical	8.25%
Government	5.85%
Energy	4.18%
Utilities	4.01%
Exchange Traded Funds	3.20%
Communications	2.36%
Basic Materials	2.33%
Industrial	2.21%
Asset Backed Securities	1.59%
Revenue	0.86%
Consumer, Cyclical	0.59%
Insured	0.57%
Technology	0.36%
Tax Allocation	0.15%
General Obligation	0.04%
Other Assets in Excess of Liabilities, Net	0.02%

TOTAL NET ASSETS	100.00%

See accompanying notes

269

Schedule of Investments
Mortgage Securities Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (27.23%)			BONDS (continued)
Finance - Mortgage Loan/Banker (5.92%)			Regional Agencies (0.31%)
Federal Farm Credit Bank			US Department of Housing and Urban
3.70%, 5/15/2013	$ 2,500 $	2,627	Development
Federal Home Loan Banks			6.16%, 8/ 1/2011	$ 480 $	482

6.50%, 8/14/2009	2,045	2,121	TOTAL BONDS	$ 42,154

7.38%, 2/12/2010	2,455	2,634	U.S. GOVERNMENT & GOVERNMENT AGENCY
4.50%, 9/16/2013	1,640	1,787	OBLIGATIONS (66.68%)

		9,169	Federal Home Loan Mortgage Corporation

			(FHLMC) (28.70%)
Mortgage Backed Securities (21.00%)			7.00%, 11/ 1/2012	8	9
Banc of America Mortgage Securities Inc			6.00%, 1/ 1/2013	61	63
4.75%, 8/25/2033	2,866	2,405	7.00%, 1/ 1/2013	21	22
5.50%, 5/25/2034	845	772	6.50%, 11/ 1/2016	88	91
Chase Mortgage Finance Corp			6.00%, 4/ 1/2017	305	316
6.00%, 5/25/2035	1,940	1,485
Countrywide Home Loan Mortgage Pass			6.00%, 4/ 1/2017	253	262
Through Trust			6.00%, 5/ 1/2017	295	306
5.00%, 11/25/2018	1,502	1,467	4.50%, 4/ 1/2018	644	662
5.25%, 5/25/2034	3,275	2,902	5.50%, 11/ 1/2018	788	815
5.75%, 12/25/2035	2,949	2,151	6.50%, 12/ 1/2021	235	246
CS First Boston Mortgage Securities Corp			6.50%, 4/ 1/2022	285	298
5.75%, 4/25/2033	1,338	1,264	6.50%, 5/ 1/2022	187	196
4.50%, 6/25/2033	470	466	6.50%, 5/ 1/2023	42	44
Fannie Mae			5.50%, 6/ 1/2024	1,231	1,266
8.70%, 12/25/2019	14	15	6.50%, 1/ 1/2028	19	20
8.00%, 4/25/2022	137	140	7.00%, 1/ 1/2028	236	248
5.00%, 2/25/2027	624	28	6.50%, 3/ 1/2029	37	39
5.50%, 2/25/2032	2,011	2,062	6.50%, 4/ 1/2029	382	404
7.00%, 4/25/2032	960	991	8.50%, 7/ 1/2029	50	54
Fannie Mae Grantor Trust			8.00%, 12/ 1/2030	18	19
7.30%, 5/25/2010	2,455	2,615
			7.50%, 2/ 1/2031	44	47
Freddie Mac
6.50%, 5/15/2030	2	1	6.00%, 5/ 1/2031	148	154
4.50%, 5/15/2032	657	662	7.00%, 6/ 1/2031	30	31
5.50%, 1/15/2033	1,117	1,160	6.50%, 10/ 1/2031	95	99
5.50%, 4/15/2033 (a)	1,640	1,670	7.00%, 10/ 1/2031	42	44
GSR Mortgage Loan Trust			6.50%, 1/ 1/2032	283	296
5.00%, 5/25/2033	427	424	7.00%, 4/ 1/2032	429	451
6.00%, 2/25/2035	1,456	1,286	6.00%, 9/ 1/2032	236	244
MASTR Alternative Loans Trust			5.50%, 11/ 1/2032	926	952
5.38%, 1/25/2020 (a)	1,270	1,151	5.00%, 2/ 1/2033	1,216	1,247
Prime Mortgage Trust			5.50%, 4/ 1/2033	1,746	1,795
4.75%, 11/25/2019	1,578	1,540	5.00%, 6/ 1/2033	1,282	1,314
4.75%, 10/25/2020 (a)	1,607	1,345	4.50%, 8/ 1/2033	545	554
Residential Funding Mortgage Securities I			4.50%, 8/ 1/2033	636	646
5.50%, 12/25/2033	2,450	2,005	5.00%, 8/ 1/2033	1,895	1,942
Structured Asset Securities Corp			5.00%, 8/ 1/2033	1,933	1,982
5.00%, 5/25/2035	1,526	1,283
			5.50%, 8/ 1/2033	1,499	1,542
Wells Fargo Mortgage Backed Securities Trust
6.00%, 4/25/2037	2,457	1,213	6.00%, 11/ 1/2033	676	701

		32,503	6.00%, 11/ 1/2033	607	629

			5.50%, 12/ 1/2033	1,785	1,832
			6.00%, 12/ 1/2033	774	801
			5.50%, 1/ 1/2034	1,305	1,338

See accompanying notes		270

Schedule of Investments
Mortgage Securities Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

U.S. GOVERNMENT & GOVERNMENT AGENCY			U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS (continued)			OBLIGATIONS (continued)
Federal Home Loan Mortgage Corporation			Federal National Mortgage Association (FNMA)
(FHLMC) (continued)			(continued)
5.00%, 5/ 1/2034	$ 2,457 $	2,515	6.50%, 2/ 1/2033	$ 125 $	130
6.00%, 5/ 1/2034	1,039	1,072	5.50%, 5/ 1/2033	121	126
6.00%, 5/ 1/2034	1,955	2,014	5.50%, 5/ 1/2033	681	702
5.00%, 5/ 1/2035	1,159	1,186	5.50%, 6/ 1/2033	1,393	1,435
4.50%, 6/ 1/2035	2,896	2,940	5.50%, 2/ 1/2034	2,769	2,843
5.00%, 7/ 1/2035	5,294	5,417	6.00%, 2/ 1/2034	133	137
5.50%, 9/ 1/2035	2,310	2,368	5.50%, 4/ 1/2034	313	321
7.00%, 7/ 1/2036	1,855	1,935	5.00%, 6/ 1/2034	1,902	1,946
5.73%, 1/ 1/2037 (a)	933	949	5.50%, 7/ 1/2034	739	757

		44,417	6.50%, 7/ 1/2034	298	311

Federal National Mortgage Association (FNMA) (22.34%)			6.50%, 7/ 1/2034	714	748
6.00%, 12/ 1/2016	318	332	5.50%, 8/ 1/2034	805	826
5.50%, 1/ 1/2017	434	450	5.50%, 9/ 1/2034	2,349	2,411
6.00%, 8/ 1/2017	409	426	5.50%, 11/ 1/2035	2,402	2,465
5.50%, 12/ 1/2017	385	398	6.50%, 2/ 1/2036	1,541	1,603
5.50%, 5/ 1/2018	932	965	6.50%, 5/ 1/2036	1,769	1,840
5.00%, 6/ 1/2018	1,391	1,440	6.00%, 10/ 1/2036 (a)	1,348	1,386
5.00%, 10/ 1/2018	1,182	1,222	6.00%, 4/ 1/2037	2,126	2,191
8.00%, 5/ 1/2022	3	4	6.00%, 5/ 1/2038	1,964	2,024

6.00%, 10/ 1/2022	415	429			34,587

8.50%, 2/ 1/2023	3	3	Finance - Mortgage Loan/Banker (2.50%)
6.50%, 9/ 1/2024	118	122	5.50%, 2/ 1/2038	3,857	3,871
8.00%, 5/ 1/2027	97	103
8.00%, 9/ 1/2027	21	22	Government National Mortgage Association
			(GNMA) (7.28%)
8.50%, 10/ 1/2027	70	75	7.50%, 1/15/2023	3	3
7.00%, 8/ 1/2028	89	94	7.50%, 1/15/2023	3	3
6.50%, 11/ 1/2028	12	12	7.50%, 1/15/2023	5	6
7.00%, 12/ 1/2028	58	61	7.50%, 2/15/2023	2	2
6.50%, 2/ 1/2029	17	18	7.50%, 2/15/2023	5	5
6.50%, 3/ 1/2029	62	65	7.50%, 2/15/2023	9	10
6.50%, 4/ 1/2029	109	114	7.50%, 3/15/2023	5	5
7.00%, 4/ 1/2029	28	30	7.50%, 3/15/2023	12	13
6.50%, 7/ 1/2029	568	599	7.50%, 4/15/2023	35	37
7.50%, 11/ 1/2029	31	33	7.50%, 6/15/2023	6	7
9.00%, 9/ 1/2030	22	24	7.50%, 6/15/2023	18	19
6.50%, 6/ 1/2031	51	54	7.50%, 6/15/2023	1	1
6.50%, 6/ 1/2031	27	28	7.50%, 6/15/2023	19	20
6.00%, 8/ 1/2031	375	388	7.50%, 7/15/2023	2	2
7.00%, 11/ 1/2031	226	239	7.50%, 9/15/2023	10	11
6.50%, 1/ 1/2032	62	65	7.50%, 9/15/2023	6	6
6.50%, 3/ 1/2032	270	281	7.50%, 10/15/2023	33	35
6.50%, 3/ 1/2032	84	88	7.50%, 10/15/2023	17	17
6.50%, 4/ 1/2032	364	380	7.50%, 11/15/2023	14	14
6.50%, 8/ 1/2032	124	130	8.00%, 7/15/2026	3	3
6.50%, 11/ 1/2032	115	120	8.00%, 8/15/2026	8	9
6.50%, 11/ 1/2032	145	152	8.00%, 1/15/2027	4	4
6.50%, 12/ 1/2032	305	318	8.00%, 2/15/2027	1	1
5.50%, 2/ 1/2033	1,067	1,101

See accompanying notes		271

Schedule of Investments
Mortgage Securities Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

U.S. GOVERNMENT & GOVERNMENT AGENCY			REPURCHASE AGREEMENTS (continued)
OBLIGATIONS (continued)			Money Center Banks (continued)
Government National Mortgage Association			Investment in Joint Trading Account;
(GNMA) (continued)			Morgan Stanley Repurchase Agreement;
8.00%, 6/15/2027	$ 1 $	1	0.03% dated 12/31/2008 maturing
7.00%, 1/15/2028	7	8	01/02/2009 (collateralized by Sovereign
7.00%, 1/15/2028	7	7	Agency Issues; $3,672,000; 2.75% -
7.00%, 1/15/2028	32	34	4.38%; dated 03/12/10 - 03/17/10)	$ 3,565 $	3,565

7.00%, 1/15/2028	9	10			12,815

7.00%, 1/15/2028	4	5	TOTAL REPURCHASE AGREEMENTS	$ 12,815

7.00%, 1/15/2029	43	45	Total Investments	$ 158,189
7.00%, 3/15/2029	24	25	Liabilities in Excess of Other Assets, Net - (2.19)%		(3,393

7.75%, 12/15/2029	17	17
6.50%, 7/15/2032	249	262	TOTAL NET ASSETS - 100.00%	$ 154,796

6.00%, 8/15/2034	1,631	1,687
6.00%, 2/20/2029	61	63	(a)	Variable Rate. Rate shown is in effect at December 31, 2008.
6.50%, 3/20/2031	78	82
6.50%, 4/20/2031	78	82	Unrealized Appreciation (Depreciation)
7.00%, 6/20/2031	39	41	The net federal income tax unrealized appreciation (depreciation) and federal tax cost
6.00%, 5/20/2032 (a)	288	297	of investments held by the account as of the period end were as follows:
5.50%, 7/20/2033	1,280	1,319
			Unrealized Appreciation	$ 3,631
6.00%, 7/20/2033	872	903
			Unrealized Depreciation		(4,609)

5.50%, 2/20/2034	1,091	1,124
			Net Unrealized Appreciation (Depreciation)		(978)
5.50%, 3/20/2034	1,375	1,417
			Cost for federal income tax purposes		159,167
6.50%, 4/20/2034	183	191	All dollar amounts are shown in thousands (000's)
6.00%, 6/20/2038	3,317	3,419

		11,272	Portfolio Summary (unaudited)

U.S. Treasury (5.86%)			Sector		Percent

4.50%, 2/28/2011	1,640	1,773	Mortgage Securities		81.82%
4.00%, 2/15/2014	1,640	1,859	Government		12.09%
4.75%, 5/15/2014	2,865	3,372	Financial		8.28%
			Liabilities in Excess of Other Assets, Net		(2.19%)

4.88%, 8/15/2016	820	980
			TOTAL NET ASSETS		100.00%

4.50%, 2/15/2036	820	1,089

		9,073

TOTAL U.S. GOVERNMENT & GOVERNMENT
AGENCY OBLIGATIONS	$ 103,220

REPURCHASE AGREEMENTS (8.28%)
Money Center Banks (8.28%)
Investment in Joint Trading Account; Bank
of America Repurchase Agreement; 0.01%
dated 12/31/2008 maturing 01/02/2009
(collateralized by US Treasury Note;
$9,435,000; 1.75%; dated 11/15/11)	$ 9,250 $	9,250

See accompanying notes		272

Schedule of Investments
Principal LifeTime 2010 Account
December 31, 2008

			Portfolio Summary (unaudited)

			Fund Type	Percent

	Shares	Value
	Held	(000's)	Fixed Income Funds	50.16%

			Domestic Equity Funds	37.87%
INVESTMENT COMPANIES (99.95%)			International Equity Funds	11.92%
Principal Funds, Inc. Institutional Class (51.47%)			Other Assets in Excess of Liabilities, Net	0.05%

Core Plus Bond Fund I (a)	22,030 $	232	TOTAL NET ASSETS	100.00%

Disciplined LargeCap Blend Fund (a)	292,571	2,680
High Yield Fund I (a)	146,194	1,067
Inflation Protection Fund (a)	194,988	1,392
International Emerging Markets Fund (a)	39,161	531
International Fund I (a)	49,419	426
International Growth Fund (a)	303,144	2,040
International Value Fund I (a)(b)	94,440	832
LargeCap Blend Fund I (a)	240,330	1,435
LargeCap Value Fund I (a)	87,276	697
MidCap Growth Fund III (a)(b)	66,128	380
MidCap Value Fund I (a)	42,231	338
Preferred Securities Fund (a)	319,116	2,148
SmallCap Growth Fund I (a)(b)	12,380	69
SmallCap Growth Fund III (a)(b)	40,079	244
SmallCap S&P 600 Index Fund (a)	44,808	457
SmallCap Value Fund (a)	25,564	294
Ultra Short Bond Fund (a)	176,585	1,266

		16,528

Principal Variable Contracts Fund, Inc.
Class 1 (48.48%)
Bond & Mortgage Securities Account (a)	1,063,221	9,941
LargeCap Growth Account (a)	108,423	1,099
LargeCap Growth Account I (a)	98,254	1,152
LargeCap Value Account (a)	39,049	753
LargeCap Value Account III (a)	87,540	656
Money Market Account (a)	60,673	61
Real Estate Securities Account (a)	209,085	1,829
SmallCap Value Account I (a)	8,128	77

		15,568

TOTAL INVESTMENT COMPANIES	$ 32,096

Total Investments	$ 32,096
Other Assets in Excess of Liabilities, Net - 0.05%		17

TOTAL NET ASSETS - 100.00%	$ 32,113

(a) Affiliated Security
(b) Non-Income Producing Security

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 95
Unrealized Depreciation		(17,876)

Net Unrealized Appreciation (Depreciation)		(17,781)
Cost for federal income tax purposes		49,877
All dollar amounts are shown in thousands (000's)

See accompanying notes		273

Schedule of Investments
Principal LifeTime 2010 Account
December 31, 2008

Affiliated Securities

	December 31, 2007		Purchases		Sales		December 31, 2008

	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)

Bond & Mortgage Securities Account	1,033,047 $	12,358	275,635	$ 3,159	245,461	$ 2,680	1,063,221 $	12,733
Core Plus Bond Fund I	-	-	55,025	557	32,995	334	22,030	224
Disciplined LargeCap Blend Fund	272,688	4,635	87,335	1,117	67,452	806	292,571	4,886
High Yield Fund I	118,701	1,235	65,548	600	38,055	355	146,194	1,468
Inflation Protection Fund	172,882	1,608	64,910	575	42,804	354	194,988	1,812
International Emerging Markets Fund	38,767	1,175	11,197	271	10,803	215	39,161	1,179
International Fund I	137,074	2,314	62,427	856	150,082	1,636	49,419	833
International Growth Fund	286,384	4,003	46,408	547	29,648	268	303,144	4,206
International Value Fund I	-	-	107,045	961	12,605	107	94,440	851
LargeCap Blend Fund I	223,126	2,309	73,327	602	56,123	432	240,330	2,449
LargeCap Growth Account	104,804	1,573	28,508	429	24,889	344	108,423	1,642
LargeCap Growth Account I	94,129	1,748	26,294	443	22,169	343	98,254	1,821
LargeCap Value Account	31,989	1,112	16,093	461	9,033	228	39,049	1,323
LargeCap Value Account III	79,452	1,005	31,430	355	23,342	229	87,540	1,102
LargeCap Value Fund I	80,794	1,195	27,902	318	21,420	229	87,276	1,267
MidCap Growth Fund III	-	-	78,986	510	12,858	100	66,128	401
MidCap Value Fund I	-	-	52,079	465	9,848	100	42,231	360
Money Market Account	-	-	356,917	357	296,244	296	60,673	61
Preferred Securities Fund	300,172	3,111	95,979	883	77,035	615	319,116	3,300
Real Estate Securities Account	134,621	2,797	122,344	1,801	47,880	615	209,085	3,917
SmallCap Growth Fund I	-	-	16,280	135	3,900	28	12,380	104
SmallCap Growth Fund III	57,090	726	9,762	94	26,773	157	40,079	517
SmallCap S&P 600 Index Fund	61,353	1,164	14,623	198	31,168	331	44,808	836
SmallCap Value Account I	-	-	10,559	149	2,431	29	8,128	117
SmallCap Value Fund	38,026	720	7,078	104	19,540	208	25,564	494
Ultra Short Bond Fund	162,408	1,607	20,345	182	6,168	57	176,585	1,732

	$ 46,395			$ 16,129		$ 11,096	$ 49,635

					Realized Gain/Loss		Realized Gain/Loss from
		Dividends			on Investments		Other Investment Companies
		(000's)		(000's)			(000's)

Bond & Mortgage Securities Account	$ 736			$ (104)			$ -
Core Plus Bond Fund I			1		1			-
Disciplined LargeCap Blend Fund			56		(60)			-
High Yield Fund I			100		(12)			-
Inflation Protection Fund			115		(17)			-
International Emerging Markets Fund			8		(52)			-
International Fund I			13		(701)			-
International Growth Fund			49		(76)			-
International Value Fund I			2		(3)			-
LargeCap Blend Fund I			30		(30)			-
LargeCap Growth Account			9		(16)			-
LargeCap Growth Account I			3		(27)			-
LargeCap Value Account			45		(22)			124
LargeCap Value Account III			35		(29)			33
LargeCap Value Fund I			16		(17)			-
MidCap Growth Fund III			-		(9)			-
MidCap Value Fund I			5		(5)			-
Money Market Account			3		-			-
Preferred Securities Fund			202		(79)			-
Real Estate Securities Account			80		(66)			927
SmallCap Growth Fund I			-		(3)			-
SmallCap Growth Fund III			-		(146)			-
SmallCap S&P 600 Index Fund			13		(195)			26
SmallCap Value Account I			4		(3)			9
SmallCap Value Fund			3		(122)			-
Ultra Short Bond Fund			68		-			-

	$ 1,596			$ (1,793)			$ 1,119

See accompanying notes

274

Schedule of Investments
Principal LifeTime 2020 Account
December 31, 2008

			Portfolio Summary (unaudited)

			Fund Type	Percent

	Shares	Value
	Held	(000's)	Domestic Equity Funds	47.17%

			Fixed Income Funds	36.39%
INVESTMENT COMPANIES (99.78%)			International Equity Funds	16.22%
Principal Funds, Inc. Institutional Class (54.44%)			Other Assets in Excess of Liabilities, Net	0.22%

Core Plus Bond Fund I (a)	74,107 $	781	TOTAL NET ASSETS	100.00%

Disciplined LargeCap Blend Fund (a)	1,457,365	13,349
High Yield Fund I (a)	815,437	5,953
International Emerging Markets Fund (a)	218,655	2,967
International Fund I (a)	324,702	2,796
International Growth Fund (a)	1,543,744	10,389
International Value Fund I (a)(b)	496,375	4,373
LargeCap Blend Fund I (a)	1,153,531	6,887
LargeCap Value Fund I (a)	459,836	3,670
MidCap Growth Fund III (a)(b)	301,755	1,735
MidCap Value Fund I (a)	218,787	1,753
Preferred Securities Fund (a)	1,143,419	7,695
SmallCap Growth Fund I (a)(b)	51,053	284
SmallCap Growth Fund III (a)(b)	296,616	1,806
SmallCap S&P 600 Index Fund (a)	245,614	2,503
SmallCap Value Fund (a)	170,237	1,956

		68,897

Principal Variable Contracts Fund, Inc.
Class 1 (45.34%)
Bond & Mortgage Securities Account (a)	3,382,912	31,630
LargeCap Growth Account (a)	545,806	5,535
LargeCap Growth Account I (a)	529,714	6,208
LargeCap Value Account (a)	196,783	3,796
LargeCap Value Account III (a)	476,095	3,566
Real Estate Securities Account (a)	722,903	6,325
SmallCap Value Account I (a)	34,129	325

		57,385

TOTAL INVESTMENT COMPANIES	$ 126,282

Total Investments	$ 126,282
Other Assets in Excess of Liabilities, Net - 0.22%		273

TOTAL NET ASSETS - 100.00%	$ 126,555

(a) Affiliated Security
(b) Non-Income Producing Security

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 181
Unrealized Depreciation		(78,312)

Net Unrealized Appreciation (Depreciation)		(78,131)
Cost for federal income tax purposes		204,413
All dollar amounts are shown in thousands (000's)

See accompanying notes		275

Schedule of Investments
Principal LifeTime 2020 Account
December 31, 2008

Affiliated Securities

	December 31, 2007		Purchases		Sales		December 31, 2008

	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)

Bond & Mortgage Securities Account	3,104,340 $	37,043	628,978	$ 7,097	350,406	$ 3,779	3,382,912 $	40,238
Core Plus Bond Fund I	-	-	141,995	1,436	67,888	683	74,107	753
Disciplined LargeCap Blend Fund	1,315,820	22,319	311,111	3,966	169,566	2,007	1,457,365	24,114
High Yield Fund I	661,594	6,883	246,006	2,183	92,163	858	815,437	8,177
International Emerging Markets Fund	204,237	6,198	43,237	1,032	28,819	568	218,655	6,574
International Fund I	667,726	11,267	261,878	3,591	604,902	6,291	324,702	5,472
International Growth Fund	1,513,986	21,146	121,202	1,455	91,444	845	1,543,744	21,517
International Value Fund I	-	-	538,055	4,852	41,680	369	496,375	4,467
LargeCap Blend Fund I	1,038,380	10,744	255,073	2,087	139,922	1,066	1,153,531	11,682
LargeCap Growth Account	509,294	7,573	102,585	1,551	66,073	897	545,806	8,189
LargeCap Growth Account I	495,620	9,146	95,853	1,633	61,759	938	529,714	9,764
LargeCap Value Account	156,802	5,331	64,254	1,826	24,273	608	196,783	6,504
LargeCap Value Account III	414,569	5,378	125,057	1,394	63,531	616	476,095	6,106
LargeCap Value Fund I	411,680	6,085	106,091	1,206	57,935	613	459,836	6,629
MidCap Growth Fund III	229,710	2,510	110,506	842	38,461	304	301,755	3,018
MidCap Value Fund I	159,647	2,386	88,462	872	29,322	300	218,787	2,939
Preferred Securities Fund	1,025,466	10,620	251,293	2,262	133,340	1,047	1,143,419	11,754
Real Estate Securities Account	457,710	9,722	347,970	5,011	82,777	1,048	722,903	13,602
SmallCap Growth Fund I	-	-	62,605	537	11,552	82	51,053	448
SmallCap Growth Fund III	290,830	3,691	24,991	239	19,205	165	296,616	3,747
SmallCap S&P 600 Index Fund	225,654	4,275	50,730	658	30,770	375	245,614	4,467
SmallCap Value Account I	-	-	41,284	571	7,155	83	34,129	483
SmallCap Value Fund	193,676	3,663	19,363	284	42,802	466	170,237	3,259

	$ 185,980			$ 46,585		$ 24,008	$ 203,903

					Realized Gain/Loss		Realized Gain/Loss from
		Dividends			on Investments		Other Investment Companies
		(000's)		(000's)			(000's)

Bond & Mortgage Securities Account	$ 2,190			$ (123)			$ -
Core Plus Bond Fund I		2			-			1
Disciplined LargeCap Blend Fund		279			(164)			-
High Yield Fund I		553			(31)			-
International Emerging Markets Fund		46			(88)			-
International Fund I		88			(3,095)			-
International Growth Fund		252			(239)			-
International Value Fund I		9			(16)			-
LargeCap Blend Fund I		144			(83)			-
LargeCap Growth Account		41			(38)			-
LargeCap Growth Account I		15			(77)			-
LargeCap Value Account		210			(45)			584
LargeCap Value Account III		171			(50)			165
LargeCap Value Fund I		86			(49)			-
MidCap Growth Fund III		-			(30)			-
MidCap Value Fund I		26			(19)			-
Preferred Securities Fund		676			(81)			-
Real Estate Securities Account		256			(83)			2,950
SmallCap Growth Fund I		-			(7)			-
SmallCap Growth Fund III		-			(18)			-
SmallCap S&P 600 Index Fund		68			(91)			139
SmallCap Value Account I		11			(5)			23
SmallCap Value Fund		18			(222)			-

	$ 5,141			$ (4,654)			$ 3,862

See accompanying notes

276

Schedule of Investments
Principal LifeTime 2030 Account
December 31, 2008

			Portfolio Summary (unaudited)

			Fund Type	Percent

	Shares	Value
	Held	(000's)	Domestic Equity Funds	54.72%

			Fixed Income Funds	25.05%
INVESTMENT COMPANIES (99.44%)			International Equity Funds	19.67%
Principal Funds, Inc. Institutional Class (62.05%)			Other Assets in Excess of Liabilities, Net	0.56%

Core Plus Bond Fund I (a)	57,249 $	603	TOTAL NET ASSETS	100.00%

Disciplined LargeCap Blend Fund (a)	343,982	3,151
High Yield Fund I (a)	187,077	1,366
International Emerging Markets Fund (a)	56,429	766
International Fund I (a)	107,375	924
International Growth Fund (a)	306,289	2,061
International Value Fund I (a)(b)	143,708	1,266
LargeCap Blend Fund I (a)	261,572	1,562
LargeCap Value Fund I (a)	115,107	919
MidCap Growth Fund III (a)(b)	78,366	451
MidCap Value Fund I (a)	58,836	471
Preferred Securities Fund (a)	170,504	1,147
SmallCap Growth Fund I (a)(b)	42,283	236
SmallCap Growth Fund III (a)(b)	47,963	292
SmallCap S&P 600 Index Fund (a)	31,940	325
SmallCap Value Fund (a)	24,965	287

		15,827

Principal Variable Contracts Fund, Inc.
Class 1 (37.39%)
Bond & Mortgage Securities Account (a)	350,097	3,273
LargeCap Growth Account (a)	142,745	1,447
LargeCap Growth Account I (a)	129,306	1,516
LargeCap Value Account (a)	52,223	1,007
LargeCap Value Account III (a)	121,343	909
Real Estate Securities Account (a)	128,835	1,127
SmallCap Value Account I (a)	26,873	256

		9,535

TOTAL INVESTMENT COMPANIES	$ 25,362

Total Investments	$ 25,362
Other Assets in Excess of Liabilities, Net - 0.56%		142

TOTAL NET ASSETS - 100.00%	$ 25,504

(a) Affiliated Security
(b) Non-Income Producing Security

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 123
Unrealized Depreciation		(14,655)

Net Unrealized Appreciation (Depreciation)		(14,532)
Cost for federal income tax purposes		39,894
All dollar amounts are shown in thousands (000's)

See accompanying notes		277

Schedule of Investments
Principal LifeTime 2030 Account
December 31, 2008

Affiliated Securities

	December 31, 2007		Purchases		Sales		December 31, 2008

	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)

Bond & Mortgage Securities Account	302,131 $	3,613	91,071	$ 1,021	43,105	$ 475	350,097 $	4,149
Core Plus Bond Fund I	-	-	62,752	644	5,503	56	57,249	588
Disciplined LargeCap Blend Fund	259,905	4,405	125,605	1,460	41,528	508	343,982	5,339
High Yield Fund I	127,349	1,324	80,746	699	21,018	200	187,077	1,820
International Emerging Markets Fund	40,751	1,240	22,702	435	7,024	148	56,429	1,519
International Fund I	131,916	2,224	109,229	1,345	133,770	1,435	107,375	1,578
International Growth Fund	299,048	4,173	31,000	374	23,759	228	306,289	4,267
International Value Fund I	-	-	151,197	1,334	7,489	62	143,708	1,270
LargeCap Blend Fund I	193,004	1,992	102,555	766	33,987	266	261,572	2,483
LargeCap Growth Account	109,377	1,616	51,266	685	17,898	251	142,745	2,044
LargeCap Growth Account I	99,883	1,824	45,882	690	16,459	258	129,306	2,248
LargeCap Value Account	34,103	1,192	24,548	627	6,428	171	52,223	1,643
LargeCap Value Account III	82,950	1,070	55,104	533	16,711	170	121,343	1,428
LargeCap Value Fund I	83,223	1,227	47,277	484	15,393	168	115,107	1,537
MidCap Growth Fund III	48,430	529	39,595	288	9,659	81	78,366	733
MidCap Value Fund I	36,615	545	29,824	288	7,603	80	58,836	750
Preferred Securities Fund	144,345	1,491	50,120	448	23,961	198	170,504	1,731
Real Estate Securities Account	65,611	1,391	77,408	990	14,184	198	128,835	2,178
SmallCap Growth Fund I	33,981	363	13,092	97	4,790	38	42,283	420
SmallCap Growth Fund III	42,052	533	10,953	88	5,042	45	47,963	574
SmallCap S&P 600 Index Fund	24,648	466	10,433	134	3,141	44	31,940	555
SmallCap Value Account I	19,180	332	10,597	132	2,904	37	26,873	426
SmallCap Value Fund	28,061	528	6,213	86	9,309	104	24,965	470

	$ 32,078			$ 13,648		$ 5,221	$ 39,750

					Realized Gain/Loss		Realized Gain/Loss from
		Dividends			on Investments		Other Investment Companies
		(000's)		(000's)			(000's)

Bond & Mortgage Securities Account	$ 212			$ (10)			$ -
Core Plus Bond Fund I			2		-			1
Disciplined LargeCap Blend Fund			64		(18)			-
High Yield Fund I			121		(3)			-
International Emerging Markets Fund			12		(8)			-
International Fund I			29		(556)			-
International Growth Fund			50		(52)			-
International Value Fund I			3		(2)			-
LargeCap Blend Fund I			32		(9)			-
LargeCap Growth Account			9		(6)			-
LargeCap Growth Account I			3		(8)			-
LargeCap Value Account			45		(5)			124
LargeCap Value Account III			33		(5)			32
LargeCap Value Fund I			21		(6)			-
MidCap Growth Fund III			-		(3)			-
MidCap Value Fund I			7		(3)			-
Preferred Securities Fund			97		(10)			-
Real Estate Securities Account			36		(5)			415
SmallCap Growth Fund I			-		(2)			-
SmallCap Growth Fund III			-		(2)			-
SmallCap S&P 600 Index Fund			9		(1)			18
SmallCap Value Account I			11		(1)			24
SmallCap Value Fund			3		(40)			-

	$ 799			$ (755)			$ 614

See accompanying notes

278

Schedule of Investments
Principal LifeTime 2040 Account
December 31, 2008

			Portfolio Summary (unaudited)

			Fund Type	Percent

	Shares	Value
	Held	(000's)	Domestic Equity Funds	60.43%

			International Equity Funds	21.94%
INVESTMENT COMPANIES (99.76%)			Fixed Income Funds	17.39%
Principal Funds, Inc. Institutional Class (65.40%)			Other Assets in Excess of Liabilities, Net	0.24%

Core Plus Bond Fund I (a)	5,832 $	62	TOTAL NET ASSETS	100.00%

Disciplined LargeCap Blend Fund (a)	160,581	1,471
High Yield Fund I (a)	90,600	661
International Emerging Markets Fund (a)	27,632	375
International Fund I (a)	45,949	396
International Growth Fund (a)	172,130	1,158
International Value Fund I (a)(b)	64,187	566
LargeCap Blend Fund I (a)	127,696	762
LargeCap Value Fund I (a)	59,732	477
MidCap Growth Fund III (a)(b)	39,524	227
MidCap Value Fund I (a)	30,151	242
Preferred Securities Fund (a)	69,268	465
SmallCap Growth Fund I (a)(b)	24,751	138
SmallCap Growth Fund III (a)(b)	23,860	145
SmallCap S&P 600 Index Fund (a)	13,021	133
SmallCap Value Fund (a)	13,700	157

		7,435

Principal Variable Contracts Fund, Inc.
Class 1 (34.36%)
Bond & Mortgage Securities Account (a)	84,321	788
LargeCap Growth Account (a)	70,653	716
LargeCap Growth Account I (a)	70,184	823
LargeCap Value Account (a)	26,824	517
LargeCap Value Account III (a)	63,476	476
Real Estate Securities Account (a)	49,590	434
SmallCap Value Account I (a)	15,983	152

		3,906

TOTAL INVESTMENT COMPANIES	$ 11,341

Total Investments	$ 11,341
Other Assets in Excess of Liabilities, Net - 0.24%		27

TOTAL NET ASSETS - 100.00%	$ 11,368

(a) Affiliated Security
(b) Non-Income Producing Security

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 26
Unrealized Depreciation		(7,728)

Net Unrealized Appreciation (Depreciation)		(7,702)
Cost for federal income tax purposes		19,043
All dollar amounts are shown in thousands (000's)

See accompanying notes		279

Schedule of Investments
Principal LifeTime 2040 Account
December 31, 2008

Affiliated Securities

	December 31, 2007		Purchases		Sales		December 31, 2008

	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)

Bond & Mortgage Securities Account	74,229 $	892	23,320	$ 263	13,228	$ 144	84,321 $	1,009
Core Plus Bond Fund I	-	-	7,256	74	1,424	14	5,832	60
Disciplined LargeCap Blend Fund	136,446	2,309	51,535	654	27,400	351	160,581	2,600
High Yield Fund I	70,516	734	33,896	307	13,812	136	90,600	904
International Emerging Markets Fund	23,668	728	8,725	202	4,761	110	27,632	811
International Fund I	77,203	1,303	53,483	736	84,737	936	45,949	747
International Growth Fund	168,852	2,357	15,257	184	11,979	124	172,130	2,399
International Value Fund I	-	-	68,120	612	3,933	38	64,187	574
LargeCap Blend Fund I	107,905	1,113	42,384	346	22,593	187	127,696	1,266
LargeCap Growth Account	61,384	927	22,026	329	12,757	191	70,653	1,065
LargeCap Growth Account I	61,753	1,145	20,346	343	11,915	200	70,184	1,284
LargeCap Value Account	19,998	702	11,697	328	4,871	130	26,824	896
LargeCap Value Account III	51,197	665	24,820	269	12,541	130	63,476	798
LargeCap Value Fund I	49,497	728	21,535	242	11,300	129	59,732	836
MidCap Growth Fund III	26,441	291	19,580	157	6,497	60	39,524	386
MidCap Value Fund I	20,234	299	15,124	158	5,207	60	30,151	396
Preferred Securities Fund	59,879	615	21,600	195	12,211	102	69,268	703
Real Estate Securities Account	29,465	633	28,169	404	8,044	109	49,590	924
SmallCap Growth Fund I	23,752	254	4,405	36	3,406	29	24,751	260
SmallCap Growth Fund III	23,173	293	3,906	36	3,219	30	23,860	298
SmallCap S&P 600 Index Fund	12,886	242	4,043	55	3,908	46	13,021	236
SmallCap Value Account I	13,817	239	4,334	59	2,168	29	15,983	268
SmallCap Value Fund	15,521	290	2,775	40	4,596	54	13,700	259

	$ 16,759			$ 6,029		$ 3,339	$ 18,979

					Realized Gain/Loss		Realized Gain/Loss from
		Dividends			on Investments		Other Investment Companies
		(000's)		(000's)			(000's)

Bond & Mortgage Securities Account	$ 56			$ (2)			$ -
Core Plus Bond Fund I			-		-			-
Disciplined LargeCap Blend Fund			31		(12)			-
High Yield Fund I			61		(1)			-
International Emerging Markets Fund			6		(9)			-
International Fund I			12		(356)			-
International Growth Fund			28		(18)			-
International Value Fund I			1		-			-
LargeCap Blend Fund I			16		(6)			-
LargeCap Growth Account			5		-			-
LargeCap Growth Account I			2		(4)			-
LargeCap Value Account			28		(4)			79
LargeCap Value Account III			23		(6)			22
LargeCap Value Fund I			11		(5)			-
MidCap Growth Fund III			-		(2)			-
MidCap Value Fund I			4		(1)			-
Preferred Securities Fund			40		(5)			-
Real Estate Securities Account			17		(4)			199
SmallCap Growth Fund I			-		(1)			-
SmallCap Growth Fund III			-		(1)			-
SmallCap S&P 600 Index Fund			4		(15)			7
SmallCap Value Account I			8		(1)			17
SmallCap Value Fund			1		(17)			-

	$ 354			$ (470)			$ 324

See accompanying notes

280

Schedule of Investments
Principal LifeTime 2050 Account
December 31, 2008

			Portfolio Summary (unaudited)

			Fund Type	Percent

	Shares	Value
	Held	(000's)	Domestic Equity Funds	63.84%

			International Equity Funds	23.22%
INVESTMENT COMPANIES (99.78%)			Fixed Income Funds	12.72%
Principal Funds, Inc. Institutional Class (67.30%)			Other Assets in Excess of Liabilities, Net	0.22%

Core Plus Bond Fund I (a)	2,625 $	28	TOTAL NET ASSETS	100.00%

Disciplined LargeCap Blend Fund (a)	102,899	943
High Yield Fund I (a)	61,964	452
International Emerging Markets Fund (a)	18,566	252
International Fund I (a)	33,036	284
International Growth Fund (a)	112,166	755
International Value Fund I (a)(b)	43,980	387
LargeCap Blend Fund I (a)	81,893	489
LargeCap Value Fund I (a)	41,829	334
MidCap Growth Fund III (a)(b)	27,289	157
MidCap Value Fund I (a)	20,502	164
Preferred Securities Fund (a)	35,116	236
SmallCap Growth Fund I (a)(b)	17,667	98
SmallCap Growth Fund III (a)(b)	16,129	98
SmallCap S&P 600 Index Fund (a)	7,717	79
SmallCap Value Fund (a)	9,539	110

		4,866

Principal Variable Contracts Fund, Inc.
Class 1 (32.48%)
Bond & Mortgage Securities Account (a)	21,739	203
LargeCap Growth Account (a)	49,865	506
LargeCap Growth Account I (a)	47,386	555
LargeCap Value Account (a)	18,647	360
LargeCap Value Account III (a)	44,105	330
Real Estate Securities Account (a)	33,453	293
SmallCap Value Account I (a)	10,670	102

		2,349

TOTAL INVESTMENT COMPANIES	$ 7,215

Total Investments	$ 7,215
Other Assets in Excess of Liabilities, Net - 0.22%		16

TOTAL NET ASSETS - 100.00%	$ 7,231

(a) Affiliated Security
(b) Non-Income Producing Security

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 20
Unrealized Depreciation		(4,996)

Net Unrealized Appreciation (Depreciation)		(4,976)
Cost for federal income tax purposes		12,191
All dollar amounts are shown in thousands (000's)

See accompanying notes		281

Schedule of Investments
Principal LifeTime 2050 Account
December 31, 2008

Affiliated Securities

	December 31, 2007		Purchases		Sales		December 31, 2008

	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)

Bond & Mortgage Securities Account	17,782 $	216	6,217	$ 71	2,260	$ 24	21,739 $	262
Core Plus Bond Fund I	-	-	2,911	30	286	3	2,625	27
Disciplined LargeCap Blend Fund	79,138	1,342	35,338	449	11,577	138	102,899	1,647
High Yield Fund I	44,250	460	23,512	213	5,798	55	61,964	617
International Emerging Markets Fund	14,429	437	6,483	148	2,346	47	18,566	534
International Fund I	45,473	766	36,080	493	48,517	508	33,036	536
International Growth Fund	103,909	1,450	14,846	178	6,589	62	112,166	1,551
International Value Fund I	-	-	46,471	416	2,491	20	43,980	395
LargeCap Blend Fund I	62,056	641	29,557	241	9,720	74	81,893	805
LargeCap Growth Account	39,326	578	16,581	247	6,042	81	49,865	742
LargeCap Growth Account I	37,483	689	15,505	259	5,602	86	47,386	859
LargeCap Value Account	12,448	436	8,434	237	2,235	55	18,647	616
LargeCap Value Account III	30,998	397	18,899	203	5,792	55	44,105	543
LargeCap Value Fund I	31,104	459	16,015	181	5,290	56	41,829	582
MidCap Growth Fund III	16,207	177	14,170	111	3,088	25	27,289	262
MidCap Value Fund I	12,218	182	10,672	110	2,388	24	20,502	267
Preferred Securities Fund	27,532	285	11,737	107	4,153	33	35,116	357
Real Estate Securities Account	18,048	428	18,903	271	3,498	43	33,453	654
SmallCap Growth Fund I	16,742	179	3,716	32	2,791	19	17,667	187
SmallCap Growth Fund III	14,050	178	3,757	35	1,678	14	16,129	198
SmallCap S&P 600 Index Fund	6,391	121	2,522	34	1,196	14	7,717	138
SmallCap Value Account I	9,673	171	3,662	51	2,665	27	10,670	185
SmallCap Value Fund	9,362	177	2,473	36	2,296	26	9,539	179

	$ 9,769			$ 4,153		$ 1,489	$ 12,143

					Realized Gain/Loss		Realized Gain/Loss from
		Dividends			on Investments		Other Investment Companies
		(000's)		(000's)			(000's)

Bond & Mortgage Securities Account	$ 14			$ (1)			$ -
Core Plus Bond Fund I			-		-			-
Disciplined LargeCap Blend Fund			20		(6)			-
High Yield Fund I			42		(1)			-
International Emerging Markets Fund			4		(4)			-
International Fund I			9		(215)			-
International Growth Fund			18		(15)			-
International Value Fund I			1		(1)			-
LargeCap Blend Fund I			10		(3)			-
LargeCap Growth Account			4		(2)			-
LargeCap Growth Account I			1		(3)			-
LargeCap Value Account			19		(2)			51
LargeCap Value Account III			14		(2)			14
LargeCap Value Fund I			8		(2)			-
MidCap Growth Fund III			-		(1)			-
MidCap Value Fund I			2		(1)			-
Preferred Securities Fund			20		(2)			-
Real Estate Securities Account			11		(2)			128
SmallCap Growth Fund I			-		(5)			-
SmallCap Growth Fund III			-		(1)			-
SmallCap S&P 600 Index Fund			2		(3)			4
SmallCap Value Account I			6		(10)			13
SmallCap Value Fund			1		(8)			-

	$ 206			$ (290)			$ 210

See accompanying notes

282

Schedule of Investments
Principal LifeTime Strategic Income Account
December 31, 2008

			Portfolio Summary (unaudited)

			Fund Type	Percent

	Shares	Value
	Held	(000's)	Fixed Income Funds	77.73%

			Domestic Equity Funds	17.40%
INVESTMENT COMPANIES (99.91%)			International Equity Funds	4.78%
Principal Funds, Inc. Institutional Class (47.16%)			Other Assets in Excess of Liabilities, Net	0.09%

Core Plus Bond Fund I (a)	9,679 $	102	TOTAL NET ASSETS	100.00%

Disciplined LargeCap Blend Fund (a)	54,513	499
High Yield Fund I (a)	26,857	196
Inflation Protection Fund (a)	324,765	2,319
International Emerging Markets Fund (a)	7,426	101
International Fund I (a)	17,381	150
International Growth Fund (a)	60,440	407
International Value Fund I (a)(b)	17,991	158
LargeCap Blend Fund I (a)	47,402	283
LargeCap Value Fund I (a)	16,988	136
MidCap Growth Fund III (a)(b)	20,506	118
MidCap Value Fund I (a)	17,360	139
Preferred Securities Fund (a)	156,821	1,055
SmallCap S&P 600 Index Fund (a)	23,657	241
Ultra Short Bond Fund (a)	298,993	2,144

		8,048

Principal Variable Contracts Fund, Inc.
Class 1 (52.75%)
Bond & Mortgage Securities Account (a)	783,167	7,323
LargeCap Growth Account (a)	23,588	239
LargeCap Growth Account I (a)	18,168	213
LargeCap Value Account (a)	11,284	218
LargeCap Value Account III (a)	27,317	204
Money Market Account (a)	125,116	125
Real Estate Securities Account (a)	77,541	678

		9,000

TOTAL INVESTMENT COMPANIES	$ 17,048

Total Investments	$ 17,048
Other Assets in Excess of Liabilities, Net - 0.09%		16

TOTAL NET ASSETS - 100.00%	$ 17,064

(a) Affiliated Security
(b) Non-Income Producing Security

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 8
Unrealized Depreciation		(7,231)

Net Unrealized Appreciation (Depreciation)		(7,223)
Cost for federal income tax purposes		24,271
All dollar amounts are shown in thousands (000's)

See accompanying notes

283

Schedule of Investments
Principal LifeTime Strategic Income Account
December 31, 2008

Affiliated Securities

	December 31, 2007		Purchases		Sales		December 31, 2008

	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)

Bond & Mortgage Securities Account	786,933 $	9,397	207,355	$ 2,355	211,121	$ 2,274	783,167 $	9,379
Core Plus Bond Fund I	-	-	46,567	471	36,888	376	9,679	99
Disciplined LargeCap Blend Fund	50,032	852	19,580	250	15,099	176	54,513	908
High Yield Fund I	-	-	40,567	390	13,710	125	26,857	260
Inflation Protection Fund	291,030	2,708	107,118	939	73,383	596	324,765	3,021
International Emerging Markets Fund	-	-	9,666	245	2,240	42	7,426	198
International Fund I	30,982	525	17,649	242	31,250	339	17,381	295
International Growth Fund	59,676	837	7,098	85	6,334	54	60,440	847
International Value Fund I	-	-	21,441	193	3,450	30	17,991	162
LargeCap Blend Fund I	43,411	450	16,750	138	12,759	96	47,402	483
LargeCap Growth Account	22,410	336	6,589	100	5,411	73	23,588	359
LargeCap Growth Account I	17,285	320	5,685	96	4,802	72	18,168	336
LargeCap Value Account	9,156	320	4,213	121	2,085	51	11,284	384
LargeCap Value Account III	24,318	310	8,431	96	5,432	52	27,317	347
LargeCap Value Fund I	-	-	21,125	248	4,137	42	16,988	203
MidCap Growth Fund III	-	-	23,784	229	3,278	25	20,506	201
MidCap Value Fund I	-	-	19,862	231	2,502	25	17,360	204
Money Market Account	-	-	681,649	682	556,533	557	125,116	125
Preferred Securities Fund	145,146	1,504	55,088	495	43,413	334	156,821	1,620
Real Estate Securities Account	48,315	967	49,388	715	20,162	237	77,541	1,417
SmallCap S&P 600 Index Fund	20,017	380	7,775	104	4,135	55	23,657	427
Ultra Short Bond Fund	273,072	2,702	30,092	268	4,171	39	298,993	2,931

	$ 21,608			$ 8,693		$ 5,670	$ 24,206

					Realized Gain/Loss		Realized Gain/Loss from
		Dividends			on Investments		Other Investment Companies
		(000's)		(000's)			(000's)

Bond & Mortgage Securities Account	$ 547			$ (99)			$ -
Core Plus Bond Fund I			-		4			-
Disciplined LargeCap Blend Fund			10		(18)			-
High Yield Fund I			18		(5)			-
Inflation Protection Fund			193		(30)			-
International Emerging Markets Fund			2		(5)			-
International Fund I			5		(133)			-
International Growth Fund			10		(21)			-
International Value Fund I			-		(1)			-
LargeCap Blend Fund I			6		(9)			-
LargeCap Growth Account			2		(4)			-
LargeCap Growth Account I			1		(8)			-
LargeCap Value Account			13		(6)			35
LargeCap Value Account III			10		(7)			10
LargeCap Value Fund I			3		(3)			-
MidCap Growth Fund III			-		(3)			-
MidCap Value Fund I			2		(2)			-
Money Market Account			4		-			-
Preferred Securities Fund			99		(45)			-
Real Estate Securities Account			29		(28)			337
SmallCap S&P 600 Index Fund			7		(2)			14
Ultra Short Bond Fund			115		-			-

	$ 1,076			$ (425)			$ 396

See accompanying notes

284

Schedule of Investments
Real Estate Securities Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (95.31%)			COMMON STOCKS (continued)
Private Corrections (0.20%)			REITS - Regional Malls (12.40%)
Corrections Corp of America (a)	15,700 $	257	Macerich Co/The	156,500 $	2,842
			Simon Property Group Inc	203,945	10,836
Real Estate Operator & Developer (0.49%)			Taubman Centers Inc	88,453	2,252

Brookfield Properties Corp	80,800	625			15,930

REITS - Apartments (15.52%)			REITS - Shopping Centers (12.16%)
American Campus Communities Inc	70,435	1,442	Acadia Realty Trust	128,301	1,831
Apartment Investment & Management Co	92,440	1,068	Federal Realty Investment Trust	92,938	5,769
AvalonBay Communities Inc	66,063	4,002	Kimco Realty Corp	146,710	2,682
Equity Residential	122,565	3,655	Saul Centers Inc	33,775	1,334
Essex Property Trust Inc	50,903	3,907	Tanger Factory Outlet Centers	106,325	4,000

Home Properties Inc	90,520	3,675			15,616

Mid-America Apartment Communities Inc	58,653	2,180	REITS - Single Tenant (1.75%)

		19,929	National Retail Properties Inc	130,485	2,243

REITS - Diversified (9.58%)
Colonial Properties Trust	79,100	659	REITS - Storage (9.04%)
Digital Realty Trust Inc	89,120	2,928	Public Storage	146,030	11,609
Duke Realty Corp	49,400	541	REITS - Warehouse & Industrial (3.49%)
Entertainment Properties Trust	60,805	1,812	AMB Property Corp	64,860	1,519
PS Business Parks Inc	17,950	802	EastGroup Properties Inc	8,072	287
Vornado Realty Trust	92,139	5,560	Prologis	192,436	2,673

		12,302			4,479

REITS - Healthcare (15.20%)			TOTAL COMMON STOCKS	$ 122,382

HCP Inc	149,472	4,151
Health Care REIT Inc	97,722	4,124		Principal
LTC Properties Inc	15,310	310		Amount	Value
				(000's)	(000's)

Nationwide Health Properties Inc	114,440	3,287
Omega Healthcare Investors Inc	103,700	1,656	CONVERTIBLE BONDS (0.46%)
Ventas Inc	178,360	5,987	REITS - Apartments (0.25%)

			BRE Properties Inc
		19,515	4.13%, 8/15/2026	$ 223	165

REITS - Hotels (4.17%)			UDR Inc
DiamondRock Hospitality Co	78,400	398	4.00%, 12/15/2035	203	160

Hospitality Properties Trust	53,300	793			325

Host Hotels & Resorts Inc	478,371	3,621	REITS - Shopping Centers (0.21%)
LaSalle Hotel Properties	26,090	288	Acadia Realty Trust
Sunstone Hotel Investors Inc	41,203	255	3.75%, 12/15/2026	188	137

		5,355	Weingarten Realty Investors

			3.95%, 8/ 1/2026	188	130

REITS - Manufactured Homes (1.32%)
Equity Lifestyle Properties Inc	44,048	1,690			267

			TOTAL CONVERTIBLE BONDS	$ 592

REITS - Office Property (9.99%)
Alexandria Real Estate Equities Inc	50,288	3,034	SHORT TERM INVESTMENTS (2.87%)
Boston Properties Inc	117,515	6,463	Commercial Paper (2.87%)
			Investment in Joint Trade Account; HSBC
Douglas Emmett Inc	79,389	1,037	Funding
Mack-Cali Realty Corp	23,060	565	0.05%, 1/ 2/2009	$ 1,841 $	1,841
SL Green Realty Corp	66,900	1,733

		12,832

See accompanying notes

285

		Schedule of Investments
	Real Estate Securities Account
		December 31, 2008

	Principal
	Amount	Value
	(000's)	(000's)

SHORT TERM INVESTMENTS (continued)
Commercial Paper (continued)
Investment in Joint Trading Account;
Prudential Funding
0.05%, 1/ 2/2009	$ 1,842 $	1,842

		3,683

TOTAL SHORT TERM INVESTMENTS	$ 3,683

Total Investments	$ 126,657
Other Assets in Excess of Liabilities, Net - 1.36%		1,747

TOTAL NET ASSETS - 100.00%	$ 128,404

(a) Non-Income Producing Security

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 4,016
Unrealized Depreciation		(54,992)

Net Unrealized Appreciation (Depreciation)		(50,976)
Cost for federal income tax purposes		177,633
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

REIT		Percent

REITS - Apartments		15.77%
REITS - Healthcare		15.20%
REITS - Regional Malls		12.41%
REITS - Shopping Centers		12.37%
REITS - Office Property		9.99%
REITS - Diversified		9.58%
REITS - Storage		9.04%
REITS - Hotels		4.17%
REITS - Warehouse & Industrial		3.49%
REITS - Single Tenant		1.75%
Finance - Other Services		1.43%
Special Purpose Entity		1.43%
REITS - Manufactured Homes		1.32%
Real Estate Operator & Developer		0.49%
Private Corrections		0.20%
Other Assets in Excess of Liabilities, Net		1.36%

TOTAL NET ASSETS		100.00%

See accompanying notes

286

		Schedule of Investments
		SAM Balanced Portfolio
		December 31, 2008

	Shares	Value
	Held	(000's)

INVESTMENT COMPANIES (100.00%)
Principal Funds, Inc. Institutional Class (22.67%)
Disciplined LargeCap Blend Fund (a)	3,262,198 $	29,882
High Yield Fund (a)	3,511,667	21,000
LargeCap Growth Fund II (a)(b)	7,955,588	43,994
Preferred Securities Fund (a)	2,776,416	18,685

		113,561

Principal Variable Contracts Fund, Inc.
Class 1 (77.33%)
Diversified International Account (a)	3,448,542	31,899
Equity Income Account (a)	5,320,562	61,718
Income Account (a)	5,577,507	52,205
International Emerging Markets Account (a)	1,114,374	9,974
LargeCap Growth Account (a)	4,318,143	43,786
LargeCap Value Account III (a)	3,664,566	27,448
MidCap Stock Account (a)	2,109,375	17,044
Money Market Account (a)	2,947,110	2,947
Mortgage Securities Account (a)	7,227,529	74,299
Real Estate Securities Account (a)	1,587,036	13,887
Short-Term Income Account (a)	5,359,722	12,917
SmallCap Growth Account II (a)(b)	1,359,197	9,079
SmallCap Value Account I (a)	983,726	9,355
West Coast Equity Account (a)	1,386,357	20,865

		387,423

TOTAL INVESTMENT COMPANIES	$ 500,984

Total Investments	$ 500,984
Liabilities in Excess of Other Assets, Net - 0.00%		(6)

TOTAL NET ASSETS - 100.00%	$ 500,978

(a) Affiliated Security
(b) Non-Income Producing Security

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 9,394
Unrealized Depreciation		(123,321)

Net Unrealized Appreciation (Depreciation)		(113,927)
Cost for federal income tax purposes		614,911
All dollar amounts are shown in thousands (000's)

	Portfolio Summary (unaudited)

Fund Type		Percent

Domestic Equity Funds		55.30%
Fixed Income Funds		36.34%
International Equity Funds		8.36%
Liabilities in Excess of Other Assets, Net		0.00%

TOTAL NET ASSETS		100.00%

See accompanying notes

287

Schedule of Investments
SAM Balanced Portfolio
December 31, 2008

Affiliated Securities

	December 31, 2007		Purchases		Sales		December 31, 2008

	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)

Disciplined LargeCap Blend Fund	3,667,094 $	61,722	1,172,630	$ 14,342	1,577,526	$ 19,629	3,262,198 $	49,200
Diversified International Account	2,251,259	35,382	1,712,727	23,396	515,444	9,691	3,448,542	48,189
Equity Income Account	4,660,700	59,881	2,055,555	31,513	1,395,693	22,472	5,320,562	66,994
High Yield Fund	3,332,229	25,387	1,064,555	8,035	885,117	6,821	3,511,667	26,178
Income Account	6,967,874	67,049	1,187,164	11,977	2,577,531	25,914	5,577,507	52,917
International Emerging Markets	495,745	10,541	723,439	10,146	104,810	2,470	1,114,374	18,190
Account
LargeCap Growth Account	4,949,885	54,418	1,402,972	18,591	2,034,714	29,860	4,318,143	45,414
LargeCap Growth Fund II	4,644,177	41,798	4,257,267	29,397	945,856	7,656	7,955,588	62,616
LargeCap Value Account III	-	-	3,664,566	31,407	-	-	3,664,566	31,407
MidCap Stock Account	1,325,977	13,374	1,118,653	11,792	335,255	4,469	2,109,375	20,989
Money Market Account	6,954,317	6,954	745,700	746	4,752,907	4,753	2,947,110	2,947
Mortgage Securities Account	10,680,103	107,605	1,460,068	14,963	4,912,642	50,848	7,227,529	71,126
Preferred Securities Fund	2,174,626	20,660	1,136,355	8,839	534,565	4,952	2,776,416	24,362
Real Estate Securities Account	684,197	13,009	1,042,387	12,229	139,548	2,672	1,587,036	22,356
Short-Term Income Account	13,408,194	33,237	1,752,685	4,410	9,801,157	24,364	5,359,722	13,137
SmallCap Growth Account II	904,715	5,015	627,213	5,170	172,731	1,701	1,359,197	8,877
SmallCap Value Account I	429,951	7,620	644,805	7,422	91,030	1,308	983,726	13,420
West Coast Equity Account	1,246,680	18,469	527,083	10,310	387,406	8,210	1,386,357	20,907

	$ 582,121			$ 254,685		$ 227,790	$ 599,226

					Realized Gain/Loss		Realized Gain/Loss from
		Dividends			on Investments		Other Investment Companies
		(000's)		(000's)			(000's)

Disciplined LargeCap Blend Fund	$ 611			$ (7,235)			$ -
Diversified International Account		2,638			(898)			6,201
Equity Income Account		3,152			(1,928)			3,950
High Yield Fund		2,007			(423)			-
Income Account		4,498			(195)			82
International Emerging Markets Account			1,893		(27)			1,563
LargeCap Growth Account			339		2,265			-
LargeCap Growth Fund II			281		(923)			-
LargeCap Value Account III			-		-			-
MidCap Stock Account			414		292			4,123
Money Market Account			150		-			-
Mortgage Securities Account		6,152			(594)			-
Preferred Securities Fund		1,336			(185)			-
Real Estate Securities Account			309		(210)			3,556
Short-Term Income Account			910		(146)			-
SmallCap Growth Account II			-		393			-
SmallCap Value Account I			219		(314)			459
West Coast Equity Account			376		338			2,416

	$ 25,285			$ (9,790)			$ 22,350

See accompanying notes

288

		Schedule of Investments
	SAM Conservative Balanced Portfolio
		December 31, 2008

	Shares	Value
	Held	(000's)

INVESTMENT COMPANIES (99.99%)
Principal Funds, Inc. Institutional Class (21.06%)
Disciplined LargeCap Blend Fund (a)	386,315 $	3,538
High Yield Fund (a)	1,003,477	6,001
LargeCap Growth Fund II (a)(b)	985,146	5,448
Preferred Securities Fund (a)	636,254	4,282

		19,269

Principal Variable Contracts Fund, Inc.
Class 1 (78.93%)
Diversified International Account (a)	435,293	4,026
Equity Income Account (a)	621,971	7,215
Income Account (a)	1,637,345	15,326
International Emerging Markets Account (a)	152,394	1,364
LargeCap Growth Account (a)	531,203	5,386
LargeCap Value Account III (a)	420,396	3,149
MidCap Stock Account (a)	288,704	2,333
Money Market Account (a)	666,831	667
Mortgage Securities Account (a)	1,978,172	20,336
Real Estate Securities Account (a)	188,829	1,652
Short-Term Income Account (a)	2,357,758	5,682
SmallCap Growth Account II (a)(b)	193,558	1,293
SmallCap Value Account I (a)	120,968	1,150
West Coast Equity Account (a)	176,993	2,664

		72,243

TOTAL INVESTMENT COMPANIES	$ 91,512

Total Investments	$ 91,512
Other Assets in Excess of Liabilities, Net - 0.01%		11

TOTAL NET ASSETS - 100.00%	$ 91,523

(a) Affiliated Security
(b) Non-Income Producing Security

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 1,019
Unrealized Depreciation		(18,503)

Net Unrealized Appreciation (Depreciation)		(17,484)
Cost for federal income tax purposes		108,996
All dollar amounts are shown in thousands (000's)

	Portfolio Summary (unaudited)

Fund Type		Percent

Fixed Income Funds		57.14%
Domestic Equity Funds		36.96%
International Equity Funds		5.89%
Other Assets in Excess of Liabilities, Net		0.01%

TOTAL NET ASSETS		100.00%

See accompanying notes

289

Schedule of Investments
SAM Conservative Balanced Portfolio
December 31, 2008

Affiliated Securities

	December 31, 2007		Purchases		Sales		December 31, 2008

	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)

Disciplined LargeCap Blend Fund	264,654 $	4,438	287,936	$ 3,458	166,275	$ 2,130	386,315 $	5,065
Diversified International Account	175,377	2,734	330,869	4,490	70,953	1,276	435,293	5,796
Equity Income Account	349,485	4,826	455,459	6,836	182,973	2,960	621,971	8,408
High Yield Fund	556,878	4,346	689,841	4,971	243,242	1,826	1,003,477	7,294
Income Account	1,308,193	13,298	969,038	9,633	639,886	6,431	1,637,345	16,167
International Emerging Markets	40,976	901	132,982	1,817	21,564	397	152,394	2,164
Account
LargeCap Growth Account	357,371	3,962	368,933	5,003	195,101	2,961	531,203	5,834
LargeCap Growth Fund II	350,050	3,164	809,408	5,829	174,312	1,301	985,146	7,410
LargeCap Value Account III	-	-	427,594	3,903	7,198	53	420,396	3,830
MidCap Stock Account	118,755	1,469	228,274	2,380	58,325	715	288,704	2,943
Money Market Account	818,505	819	750,839	751	902,513	903	666,831	667
Mortgage Securities Account	1,925,309	19,855	1,113,210	11,519	1,060,347	11,004	1,978,172	20,096
Preferred Securities Fund	298,505	2,813	486,130	3,871	148,381	1,212	636,254	5,265
Real Estate Securities Account	55,543	1,105	162,074	1,907	28,788	461	188,829	2,401
Short-Term Income Account	2,338,237	5,831	1,363,759	3,396	1,344,238	3,361	2,357,758	5,801
SmallCap Growth Account II	69,393	388	158,933	1,317	34,768	315	193,558	1,348
SmallCap Value Account I	24,797	433	106,663	1,297	10,492	138	120,968	1,543
West Coast Equity Account	102,376	1,677	125,502	2,393	50,885	1,067	176,993	2,874

	$ 72,059			$ 74,771		$ 38,511	$ 104,906

					Realized Gain/Loss		Realized Gain/Loss from
		Dividends			on Investments		Other Investment Companies
		(000's)		(000's)			(000's)

Disciplined LargeCap Blend Fund	$ 75			$ (701)			$ -
Diversified International Account			242		(152)			569
Equity Income Account			276		(294)			347
High Yield Fund			416		(197)			-
Income Account			996		(333)			18
International Emerging Markets Account			181		(157)			150
LargeCap Growth Account			29		(170)			-
LargeCap Growth Fund II			34		(282)			-
LargeCap Value Account III			-		(20)			-
MidCap Stock Account			43		(191)			432
Money Market Account			21		-			-
Mortgage Securities Account		1,320			(274)			-
Preferred Securities Fund			254		(207)			-
Real Estate Securities Account			28		(150)			324
Short-Term Income Account			181		(65)			-
SmallCap Growth Account II			-		(42)			-
SmallCap Value Account I			15		(49)			30
West Coast Equity Account			36		(129)			231

	$ 4,147			$ (3,413)			$ 2,101

See accompanying notes

290

		Schedule of Investments
	SAM Conservative Growth Portfolio
		December 31, 2008

	Shares	Value
	Held	(000's)

INVESTMENT COMPANIES (99.98%)
Principal Funds, Inc. Institutional Class (23.04%)
Disciplined LargeCap Blend Fund (a)	1,410,866 $	12,924
High Yield Fund (a)	856,699	5,123
LargeCap Growth Fund II (a)(b)	3,359,540	18,578
Preferred Securities Fund (a)	514,412	3,462

		40,087

Principal Variable Contracts Fund, Inc.
Class 1 (76.94%)
Diversified International Account (a)	1,654,500	15,304
Equity Income Account (a)	2,500,238	29,003
Income Account (a)	746,913	6,991
International Emerging Markets Account (a)	461,656	4,132
LargeCap Growth Account (a)	1,920,300	19,472
LargeCap Value Account III (a)	1,514,865	11,346
MidCap Stock Account (a)	1,162,321	9,392
Money Market Account (a)	1,225,659	1,226
Mortgage Securities Account (a)	1,142,046	11,740
Real Estate Securities Account (a)	661,608	5,789
Short-Term Income Account (a)	470,924	1,134
SmallCap Growth Account II (a)(b)	579,203	3,869
SmallCap Value Account I (a)	408,349	3,883
West Coast Equity Account (a)	702,473	10,572

		133,853

TOTAL INVESTMENT COMPANIES	$ 173,940

Total Investments	$ 173,940
Other Assets in Excess of Liabilities, Net - 0.02%		32

TOTAL NET ASSETS - 100.00%	$ 173,972

(a) Affiliated Security
(b) Non-Income Producing Security

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 3,911
Unrealized Depreciation		(59,128)

Net Unrealized Appreciation (Depreciation)		(55,217)
Cost for federal income tax purposes		229,157
All dollar amounts are shown in thousands (000's)

	Portfolio Summary (unaudited)

Fund Type		Percent

Domestic Equity Funds		71.75%
Fixed Income Funds		17.06%
International Equity Funds		11.17%
Other Assets in Excess of Liabilities, Net		0.02%

TOTAL NET ASSETS		100.00%

See accompanying notes

291

Schedule of Investments
SAM Conservative Growth Portfolio
December 31, 2008

Affiliated Securities

	December 31, 2007		Purchases		Sales		December 31, 2008

	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)

Disciplined LargeCap Blend Fund	2,666,645 $	44,867	154,097	$ 2,004	1,409,876	$ 17,646	1,410,866 $	22,860
Diversified International Account	1,743,173	29,568	479,990	7,719	568,663	10,247	1,654,500	25,624
Equity Income Account	3,344,770	42,190	427,300	6,984	1,271,832	20,324	2,500,238	29,008
High Yield Fund	1,139,291	8,487	141,024	1,062	423,616	3,225	856,699	6,234
Income Account	1,639,096	15,615	126,734	1,256	1,018,917	10,089	746,913	6,927
International Emerging Markets	381,924	8,315	179,509	3,084	99,777	2,319	461,656	8,979
Account
LargeCap Growth Account	3,796,190	45,460	119,478	1,826	1,995,368	29,158	1,920,300	21,441
LargeCap Growth Fund II	2,536,041	22,870	1,502,532	10,475	679,033	5,511	3,359,540	27,183
LargeCap Value Account III	-	-	1,514,865	13,616	-	-	1,514,865	13,616
MidCap Stock Account	1,180,148	11,848	376,049	4,320	393,876	5,194	1,162,321	11,872
Money Market Account	3,206,622	3,207	367,076	367	2,348,039	2,348	1,225,659	1,226
Mortgage Securities Account	2,584,324	25,823	170,161	1,720	1,612,439	16,740	1,142,046	11,043
Preferred Securities Fund	602,406	5,699	138,639	1,050	226,633	2,098	514,412	4,576
Real Estate Securities Account	563,725	11,123	284,448	3,866	186,565	3,386	661,608	10,893
Short-Term Income Account	2,781,143	6,931	189,218	474	2,499,437	6,210	470,924	1,171
SmallCap Growth Account II	668,450	3,758	78,033	684	167,280	1,667	579,203	3,299
SmallCap Value Account I	365,914	6,447	145,751	1,811	103,316	1,482	408,349	6,419
West Coast Equity Account	989,326	14,096	130,020	2,778	416,873	8,745	702,473	9,477

	$ 306,304			$ 65,096		$ 146,389	$ 221,848

					Realized Gain/Loss		Realized Gain/Loss from
		Dividends			on Investments		Other Investment Companies
		(000's)		(000's)			(000's)

Disciplined LargeCap Blend Fund	$ 273			$ (6,365)			$ -
Diversified International Account		1,780			(1,416)			4,184
Equity Income Account		1,929			158			2,418
High Yield Fund			582		(90)			-
Income Account			900		145			16
International Emerging Markets Account		1,248			(101)			1,031
LargeCap Growth Account			221		3,313			-
LargeCap Growth Fund II			122		(651)			-
LargeCap Value Account III			-		-			-
MidCap Stock Account			319		898			3,176
Money Market Account			67		-			-
Mortgage Securities Account		1,252			240			-
Preferred Securities Fund			288		(75)			-
Real Estate Securities Account			219		(710)			2,523
Short-Term Income Account			173		(24)			-
SmallCap Growth Account II			-		524			-
SmallCap Value Account I			157		(357)			328
West Coast Equity Account			256		1,348			1,646

	$ 9,786			$ (3,163)			$ 15,322

See accompanying notes

292

		Schedule of Investments
	SAM Flexible Income Portfolio
		December 31, 2008

	Shares	Value
	Held	(000's)

INVESTMENT COMPANIES (100.21%)
Principal Funds, Inc. Institutional Class (20.09%)
Disciplined LargeCap Blend Fund (a)	345,594 $	3,166
High Yield Fund (a)	1,508,947	9,023
LargeCap Growth Fund II (a)(b)	902,893	4,993
Preferred Securities Fund (a)	1,170,414	7,877

		25,059

Principal Variable Contracts Fund, Inc.
Class 1 (80.12%)
Diversified International Account (a)	396,970	3,672
Equity Income Account (a)	503,361	5,839
Income Account (a)	2,783,011	26,049
International Emerging Markets Account (a)	108,708	973
LargeCap Growth Account (a)	481,013	4,877
LargeCap Value Account III (a)	700,575	5,247
MidCap Stock Account (a)	370,516	2,994
Money Market Account (a)	318,136	318
Mortgage Securities Account (a)	3,192,288	32,817
Real Estate Securities Account (a)	212,097	1,856
Short-Term Income Account (a)	4,961,239	11,957
SmallCap Growth Account II (a)(b)	153,233	1,024
SmallCap Value Account I (a)	113,077	1,075
West Coast Equity Account (a)	83,719	1,260

		99,958

TOTAL INVESTMENT COMPANIES	$ 125,017

Total Investments	$ 125,017
Liabilities in Excess of Other Assets, Net - (0.21)%		(266)

TOTAL NET ASSETS - 100.00%	$ 124,751

(a) Affiliated Security
(b) Non-Income Producing Security

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 2,671
Unrealized Depreciation		(17,342)

Net Unrealized Appreciation (Depreciation)		(14,671)
Cost for federal income tax purposes		139,688
All dollar amounts are shown in thousands (000's)

	Portfolio Summary (unaudited)

Fund Type		Percent

Fixed Income Funds		70.57%
Domestic Equity Funds		25.92%
International Equity Funds		3.72%
Liabilities in Excess of Other Assets, Net		(0.21%)

TOTAL NET ASSETS		100.00%

See accompanying notes

293

Schedule of Investments
SAM Flexible Income Portfolio
December 31, 2008

Affiliated Securities

	December 31, 2007		Purchases		Sales		December 31, 2008

	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)

Disciplined LargeCap Blend Fund	543,510 $	9,159	263,325	$ 3,391	461,241	$ 5,781	345,594 $	4,695
Diversified International Account	231,452	5,029	281,434	3,684	115,916	2,142	396,970	6,165
Equity Income Account	432,558	4,959	318,288	4,623	247,485	4,037	503,361	5,736
High Yield Fund	1,200,481	8,619	855,462	6,175	546,996	4,301	1,508,947	10,490
Income Account	3,506,911	34,691	1,060,279	10,673	1,784,179	18,363	2,783,011	27,001
International Emerging Markets	49,925	1,337	82,532	1,134	23,749	540	108,708	1,834
Account
LargeCap Growth Account	469,799	4,619	288,622	3,711	277,408	4,239	481,013	4,524
LargeCap Growth Fund II	562,465	5,072	609,200	4,223	268,772	2,138	902,893	6,858
LargeCap Value Account III	-	-	717,238	6,154	16,663	122	700,575	5,986
MidCap Stock Account	215,190	2,276	259,387	2,616	104,061	1,410	370,516	3,546
Money Market Account	1,702,973	1,703	590,429	590	1,975,266	1,975	318,136	318
Mortgage Securities Account	4,475,400	45,751	1,066,590	11,087	2,349,702	24,701	3,192,288	31,983
Preferred Securities Fund	682,591	6,582	855,058	6,411	367,235	3,155	1,170,414	9,436
Real Estate Securities Account	65,863	1,277	188,265	2,037	42,031	654	212,097	2,479
Short-Term Income Account	8,010,222	19,983	1,679,203	4,217	4,728,186	11,909	4,961,239	12,116
SmallCap Growth Account II	100,211	469	103,557	799	50,535	485	153,233	844
SmallCap Value Account I	51,340	910	87,070	953	25,333	351	113,077	1,412
West Coast Equity Account	80,449	988	49,323	921	46,053	985	83,719	1,048

	$ 153,424			$ 73,399		$ 87,288	$ 136,471

					Realized Gain/Loss		Realized Gain/Loss from
		Dividends			on Investments		Other Investment Companies
		(000's)		(000's)			(000's)

Disciplined LargeCap Blend Fund	$ 67			$ (2,074)			$ -
Diversified International Account			244		(406)			575
Equity Income Account			261		191			327
High Yield Fund			729		(3)			-
Income Account		2,016			-			37
International Emerging Markets Account			164		(97)			136
LargeCap Growth Account			28		433			-
LargeCap Growth Fund II			33		(299)			-
LargeCap Value Account III			-		(46)			-
MidCap Stock Account			60		64			598
Money Market Account			33		-			-
Mortgage Securities Account		2,292			(154)			-
Preferred Securities Fund			471		(402)			-
Real Estate Securities Account			27		(181)			307
Short-Term Income Account			471		(175)			-
SmallCap Growth Account II			-		61			-
SmallCap Value Account I			24		(100)			50
West Coast Equity Account			22		124			139

	$ 6,942			$ (3,064)			$ 2,169

See accompanying notes

294

		Schedule of Investments
	SAM Strategic Growth Portfolio
		December 31, 2008

	Shares	Value
	Held	(000's)

INVESTMENT COMPANIES (99.64%)
Principal Funds, Inc. Institutional Class (25.40%)
Disciplined LargeCap Blend Fund (a)	923,300 $	8,457
High Yield Fund (a)	658,659	3,939
LargeCap Growth Fund II (a)(b)	2,037,475	11,267

		23,663

Principal Variable Contracts Fund, Inc.
Class 1 (74.24%)
Diversified International Account (a)	1,022,064	9,454
Equity Income Account (a)	1,432,188	16,613
International Emerging Markets Account (a)	313,960	2,810
LargeCap Growth Account (a)	1,085,144	11,003
LargeCap Value Account III (a)	1,052,679	7,885
MidCap Stock Account (a)	713,941	5,769
Money Market Account (a)	391,750	392
Real Estate Securities Account (a)	375,859	3,289
Short-Term Income Account (a)	175,924	424
SmallCap Growth Account II (a)(b)	374,489	2,503
SmallCap Value Account I (a)	267,440	2,543
West Coast Equity Account (a)	431,124	6,488

		69,173

TOTAL INVESTMENT COMPANIES	$ 92,836

Total Investments	$ 92,836
Other Assets in Excess of Liabilities, Net - 0.36%		333

TOTAL NET ASSETS - 100.00%	$ 93,169

(a) Affiliated Security
(b) Non-Income Producing Security

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 1,871
Unrealized Depreciation		(37,793)

Net Unrealized Appreciation (Depreciation)		(35,922)
Cost for federal income tax purposes		128,758
All dollar amounts are shown in thousands (000's)

	Portfolio Summary (unaudited)

Fund Type		Percent

Domestic Equity Funds		81.38%
International Equity Funds		13.16%
Fixed Income Funds		5.10%
Other Assets in Excess of Liabilities, Net		0.36%

TOTAL NET ASSETS		100.00%

See accompanying notes

295

Schedule of Investments
SAM Strategic Growth Portfolio
December 31, 2008

Affiliated Securities

	December 31, 2007		Purchases		Sales		December 31, 2008

	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)

Disciplined LargeCap Blend Fund	2,134,095 $	35,939	206,404	$ 2,772	1,417,199	$ 17,898	923,300 $	14,574
Diversified International Account	1,184,948	21,221	358,187	5,724	521,071	9,873	1,022,064	16,093
Equity Income Account	2,255,487	33,488	345,854	5,744	1,169,153	19,179	1,432,188	18,101
High Yield Fund	996,749	7,870	146,850	1,116	484,940	3,785	658,659	4,961
International Emerging Markets	257,558	5,601	164,898	2,492	108,496	2,585	313,960	5,554
Account
LargeCap Growth Account	2,381,675	29,326	176,749	2,645	1,473,280	21,899	1,085,144	12,112
LargeCap Growth Fund II	2,073,555	18,697	835,111	5,797	871,191	6,971	2,037,475	16,608
LargeCap Value Account III	-	-	1,054,605	9,175	1,926	14	1,052,679	9,156
MidCap Stock Account	879,768	9,577	274,794	3,164	440,621	5,872	713,941	7,234
Money Market Account	2,210,994	2,211	109,692	110	1,928,936	1,929	391,750	392
Real Estate Securities Account	337,437	6,928	186,196	2,427	147,774	2,764	375,859	5,978
Short-Term Income Account	912,343	2,274	32,150	80	768,569	1,924	175,924	438
SmallCap Growth Account II	448,418	2,859	108,802	942	182,731	1,795	374,489	2,326
SmallCap Value Account I	295,804	5,235	98,630	1,235	126,994	1,806	267,440	4,200
West Coast Equity Account	741,981	11,655	108,549	2,379	419,406	8,936	431,124	5,738

	$ 192,881			$ 45,802		$ 107,230	$ 123,465

					Realized Gain/Loss		Realized Gain/Loss from
		Dividends			on Investments		Other Investment Companies
		(000's)		(000's)			(000's)

Disciplined LargeCap Blend Fund	$ 178			$ (6,239)			$ -
Diversified International Account		1,002			(979)			2,355
Equity Income Account		1,061			(1,952)			1,329
High Yield Fund			454		(240)			-
International Emerging Markets Account			683		46			564
LargeCap Growth Account			115		2,040			-
LargeCap Growth Fund II			74		(915)			-
LargeCap Value Account III			-		(5)			-
MidCap Stock Account			193		365			1,927
Money Market Account			39		-			-
Real Estate Securities Account			110		(613)			1,266
Short-Term Income Account			43		8			-
SmallCap Growth Account II			-		320			-
SmallCap Value Account I			105		(464)			219
West Coast Equity Account			157		640			1,013

	$ 4,214			$ (7,988)			$ 8,673

See accompanying notes

296

Schedule of Investments
Short-Term Bond Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (73.44%)			BONDS (continued)
Agricultural Operations (0.27%)			Asset Backed Securities (continued)
Cargill Inc			Popular ABS Mortgage Pass-Through Trust
5.20%, 1/22/2013 (a)	$ 350 $	321	0.73%, 11/25/2035 (b)(c)	$ 74 $	72
			Swift Master Auto Receivables Trust
Airlines (0.29%)			1.29%, 6/15/2012 (b)	220	150

American Airlines Inc					4,202

7.25%, 2/ 5/2009	150	149
Delta Air Lines Inc			Auto/Truck Parts & Equipment - Original (0.07%)
6.62%, 3/18/2011	222	190	Tenneco Inc

		339	10.25%, 7/15/2013	129	80

Appliances (0.08%)			Automobile Sequential (2.43%)
Whirlpool Corp			Capital Auto Receivables Asset Trust
2.50%, 6/15/2009 (b)	100	95	1.57%, 6/15/2010 (b)(c)	100	99
			5.52%, 3/15/2011 (b)	270	231
Asset Backed Securities (3.56%)			2.64%, 10/15/2012 (b)	425	379
Carrington Mortgage Loan Trust			CPS Auto Trust
0.75%, 12/25/2035 (b)	500	417	5.44%, 11/15/2010 (a)	208	207
Caterpillar Financial Asset Trust			Ford Credit Auto Owner Trust
4.09%, 12/27/2010	219	218	5.47%, 9/15/2012 (b)	200	134
Chase Funding Mortgage Loan Asset-Backed			5.60%, 10/15/2012	240	183
Certificates
0.70%, 12/25/2033 (b)	38	29	5.69%, 11/15/2012 (b)	225	172
Citigroup Mortgage Loan Trust Inc			Honda Auto Receivables Owner Trust
0.71%, 8/25/2035 (b)	70	58	5.46%, 5/23/2011	450	448
CNH Equipment Trust			Hyundai Auto Receivables Trust
2.05%, 9/15/2010 (b)	48	48	1.60%, 1/17/2012 (b)	300	286
2.40%, 4/15/2011 (b)	314	311	Nissan Auto Lease Trust
			4.27%, 12/15/2010	450	445
4.12%, 5/15/2012	345	332
			Nissan Auto Receivables Owner Trust
Countrywide Asset-Backed Certificates			4.28%, 7/15/2013	150	135
0.97%, 2/25/2037 (b)	325	10
			WFS Financial Owner Trust
6.02%, 9/25/2046 (b)	900	609	4.50%, 5/17/2013	160	153

Countrywide Home Equity Loan Trust					2,872

1.42%, 12/15/2035 (b)	59	23
1.43%, 2/15/2036 (b)	174	124	Beverages - Non-Alcoholic (0.17%)
First Horizon Asset Backed Trust			Panamerican Beverages Inc
0.60%, 10/25/2026 (b)	271	161	7.25%, 7/ 1/2009	200	203
First-Citizens Home Equity Loan LLC
1.41%, 9/15/2022 (a)(b)	57	44	Brewery (0.17%)
Ford Credit Floorplan Master Owner Trust			SABMiller PLC
1.64%, 6/15/2011 (b)	325	311	6.20%, 7/ 1/2011 (a)	200	198
GMAC Mortgage Corp Loan Trust
0.65%, 8/25/2035 (b)	170	90	Building Products - Cement & Aggregate (0.34%)
Great America Leasing Receivables			CRH America Inc
5.39%, 9/15/2011 (a)	490	482	6.95%, 3/15/2012	200	161
John Deere Owner Trust			Martin Marietta Materials Inc
4.40%, 6/15/2012	300	288	3.62%, 4/30/2010 (b)	280	236

JP Morgan Mortgage Acquisition Corp					397

0.55%, 3/25/2037 (b)	186	159	Building Products - Wood (0.31%)
Lehman XS Trust			Masco Corp
2.40%, 11/25/2035 (b)	209	125	2.40%, 3/12/2010 (b)	350	274
Marriott Vacation Club Owner Trust			5.88%, 7/15/2012	111	91

5.81%, 10/20/2029 (a)	115	91			365

Nomura Asset Acceptance Corp
0.69%, 1/25/2036 (a)(b)	194	50

See accompanying notes

297

Schedule of Investments
Short-Term Bond Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			BONDS (continued)
Cable TV (0.93%)			Credit Card Asset Backed Securities
British Sky Broadcasting Group PLC			(continued)
6.88%, 2/23/2009 (c)	$ 200 $	201	BA Credit Card Trust
Comcast Corp			1.79%, 3/15/2012 (b)	$ 350 $	322
5.45%, 11/15/2010	145	143	Cabela's Master Credit Card Trust
COX Communications Inc			4.31%, 12/16/2013 (a)	630	589

4.63%, 1/15/2010	250	242			1,475

7.13%, 10/ 1/2012	150	143	Diversified Banking Institutions (1.98%)
DirecTV Holdings LLC/DirecTV Financing Co			Bank of America Corp
8.38%, 3/15/2013	200	199	4.90%, 5/ 1/2013	350	347
Rogers Cable Inc			Citigroup Inc
7.88%, 5/ 1/2012	175	175	5.50%, 8/27/2012 (d)	300	291

		1,103	5.50%, 4/11/2013	450	438

Cellular Telecommunications (0.17%)			Goldman Sachs Group Inc/The
Vodafone Group PLC			6.88%, 1/15/2011	525	529
2.34%, 6/15/2011 (b)	225	197	2.89%, 2/ 6/2012 (b)	150	127
			JP Morgan Chase & Co
Chemicals - Diversified (0.07%)			5.60%, 6/ 1/2011	600	603

Huntsman LLC					2,335

11.50%, 7/15/2012	100	80	Diversified Financial Services (1.02%)
Coatings & Paint (0.17%)			Capmark Financial Group Inc
			3.04%, 5/10/2010 (b)	325	166
Valspar Corp
5.63%, 5/ 1/2012	220	203	General Electric Capital Corp
			5.25%, 10/19/2012	675	680
Commercial Banks (0.70%)			4.80%, 5/ 1/2013	150	147
American Express Bank FSB			TNK-BP Finance SA
5.50%, 4/16/2013	350	332	6.13%, 3/20/2012 (a)	325	208

Colonial Bank/Montgomery AL					1,201

8.00%, 3/15/2009 (c)	200	194	Diversified Manufacturing Operations (0.51%)
HSBC America Capital Trust I			Tyco Electronics Group SA
7.81%, 12/15/2026 (a)	175	176	6.00%, 10/ 1/2012	285	257
Wachovia Bank NA			Tyco International Finance SA
7.88%, 2/15/2010	125	124	6.13%, 1/15/2009 (c)	350	350

		826			607

Computer Services (0.06%)			Electric - Generation (0.08%)
Sungard Data Systems Inc			CE Casecnan Water & Energy
3.75%, 1/15/2009	75	75	11.95%, 11/15/2010	18	15
			Indiantown Cogeneration LP
Computers - Integrated Systems (0.30%)			9.26%, 12/15/2010	85	77

NCR Corp					92

7.13%, 6/15/2009	350	351
			Electric - Integrated (1.01%)
Computers - Memory Devices (0.06%)			Entergy Louisiana LLC
Seagate Technology HDD Holdings			5.83%, 11/ 1/2010	150	145
6.38%, 10/ 1/2011	100	69	Integrys Energy Group Inc
			7.00%, 11/ 1/2009	325	328
Containers - Paper & Plastic (0.07%)			Ohio Power Co
Pactiv Corp			4.39%, 4/ 5/2010 (b)	200	187
5.88%, 7/15/2012	90	84	Pepco Holdings Inc
			2.83%, 6/ 1/2010 (b)	175	173
Credit Card Asset Backed Securities (1.25%)			Scottish Power Ltd
American Express Credit Account Master Trust			4.91%, 3/15/2010	150	147
1.47%, 3/15/2012 (b)	600	564

See accompanying notes

298

Schedule of Investments
Short-Term Bond Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			BONDS (continued)
Electric - Integrated (continued)			Finance - Investment Banker & Broker
TECO Energy Inc			(continued)
5.19%, 5/ 1/2010 (b)	$ 225 $	216	Merrill Lynch & Co Inc (continued)

		1,196	5.45%, 2/ 5/2013	$ 65 $	63

			6.15%, 4/25/2013	300	297

Electronic Components - Semiconductors (0.07%)					1,971

Chartered Semiconductor Manufacturing Ltd
6.25%, 4/ 4/2013	135	86	Finance - Leasing Company (0.26%)
			International Lease Finance Corp
Electronic Connectors (0.15%)			5.15%, 1/15/2010 (b)	225	170
Thomas & Betts Corp			5.30%, 5/ 1/2012	200	140

7.25%, 6/ 1/2013	175	181			310

Fiduciary Banks (0.26%)			Finance - Mortgage Loan/Banker (9.60%)
Bank of New York Mellon Corp/The			Countrywide Financial Corp
4.50%, 4/ 1/2013	310	308	1.69%, 3/24/2009 (b)(c)	225	223
			5.80%, 6/ 7/2012	225	219
Finance - Auto Loans (0.14%)			Fannie Mae
Ford Motor Credit Co LLC			6.63%, 9/15/2009	3,000	3,123
9.88%, 8/10/2011	100	74	5.13%, 4/15/2011	2,000	2,164
Nissan Motor Acceptance Corp			Federal Home Loan Banks
4.63%, 3/ 8/2010 (a)	90	89	4.50%, 10/ 9/2009	3,000	3,090

		163	Freddie Mac

			3.88%, 1/12/2009	2,500	2,502

Finance - Commercial (0.39%)					11,321

CIT Group Inc
3.76%, 4/27/2011 (b)	200	171	Food - Miscellaneous/Diversified (0.50%)
Textron Financial Canada Funding Corp			General Mills Inc
5.13%, 11/ 1/2010	325	291	4.19%, 1/22/2010 (b)	200	192

		462	8.02%, 2/ 5/2013	350	394

					586

Finance - Consumer Loans (0.40%)
HSBC Finance Corp			Gas - Distribution (0.25%)
2.43%, 11/16/2009 (b)	300	285	Sempra Energy
2.35%, 9/14/2012 (b)	150	114	4.75%, 5/15/2009 (c)	175	173
SLM Corp			Southern California Gas Co
6.14%, 3/ 2/2009 (b)	75	69	2.37%, 12/ 1/2009 (b)	125	121

		468			294

Finance - Credit Card (0.21%)			Home Equity - Other (2.58%)
Capital One Bank USA NA			Bear Stearns Asset Backed Securities Trust
5.75%, 9/15/2010	250	243	1.07%, 3/25/2034 (b)	72	52
			0.65%, 6/25/2047 (b)	525	321
Finance - Investment Banker & Broker (1.67%)			Countrywide Asset-Backed Certificates
Bear Stearns Cos LLC/The			6.09%, 6/25/2021 (b)	1,300	558
4.91%, 7/16/2009 (b)	240	237	First NLC Trust
2.37%, 11/28/2011 (b)	400	373	0.70%, 5/25/2035 (b)	69	56
Jefferies Group Inc			0.80%, 5/25/2035 (b)	62	49
5.88%, 6/ 8/2014	315	243	GMAC Mortgage Corp Loan Trust
Merrill Lynch & Co Inc			4.62%, 6/25/2035 (b)	82	78
2.96%, 2/ 6/2009 (b)(c)	180	179	5.75%, 10/25/2036	500	342
6.10%, 3/ 2/2009 (b)(c)	40	38	6.05%, 12/25/2037 (b)	335	185
3.08%, 2/ 5/2010 (b)	50	47	GSAA Trust
3.39%, 11/ 1/2011 (b)	200	175	6.04%, 7/25/2036	400	276
2.43%, 6/ 5/2012 (b)	125	107	Indymac Seconds Asset Backed Trust
6.05%, 8/15/2012	215	212	5.77%, 5/25/2036 (b)	600	384

See accompanying notes

299

Schedule of Investments
Short-Term Bond Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			BONDS (continued)
Home Equity - Other (continued)			Medical - Drugs (0.45%)
JP Morgan Mortgage Acquisition Corp			Abbott Laboratories
0.73%, 7/25/2035 (b)	$ 30 $	30	5.15%, 11/30/2012	$ 500 $		534
Mastr Asset Backed Securities Trust
0.97%, 3/25/2035 (b)	200	129	Medical - HMO (0.65%)
New Century Home Equity Loan Trust			Cigna Corp
0.76%, 3/25/2035 (b)	5	2	7.00%, 1/15/2011	200		197
Option One Mortgage Loan Trust			Coventry Health Care Inc
0.92%, 3/25/2037 (b)	275	16	6.30%, 8/15/2014	200		122
Residential Asset Securities Corp			5.95%, 3/15/2017	115		60
4.59%, 8/25/2031	188	181	UnitedHealth Group Inc
4.47%, 3/25/2032	255	203	5.50%, 11/15/2012	165		150
0.74%, 7/25/2035 (b)	40	39	4.88%, 2/15/2013	250		234

Specialty Underwriting & Residential Finance						763

0.98%, 2/25/2035 (b)	15	8	Medical - Wholesale Drug Distribution (0.38%)
0.70%, 3/25/2036 (b)	14	13	Cardinal Health Inc
WAMU Asset-Backed Certificates			4.32%, 10/ 2/2009 (b)	150		142
0.64%, 5/25/2037 (b)	200	127	5.65%, 6/15/2012	325		310

		3,049				452

Home Equity - Sequential (1.46%)			Medical Products (0.26%)
BNC Mortgage Loan Trust			Angiotech Pharmaceuticals Inc
0.64%, 7/25/2037 (b)	386	142	5.95%, 12/ 1/2013 (b)	125		61
Countrywide Asset-Backed Certificates			Covidien International Finance SA
5.68%, 6/25/2035	997	657	5.45%, 10/15/2012	250		244

5.71%, 11/25/2035 (b)	750	107				305

5.56%, 4/25/2036	614	258
5.51%, 8/25/2036	290	147	Metal - Diversified (0.02%)
5.81%, 11/25/2036	613	229	Xstrata Canada Corp
New Century Home Equity Loan Trust			7.25%, 7/15/2012	30		24
4.76%, 11/25/2033	213	184

			Metal Processors & Fabrication (0.13%)
		1,724

			Timken Co
Life & Health Insurance (1.38%)			5.75%, 2/15/2010	150		148
Lincoln National Corp
6.05%, 4/20/2067 (b)	110	44	Money Center Banks (0.29%)
New York Life Global Funding			Deutsche Bank AG/London
4.65%, 5/ 9/2013 (a)	455	440	5.38%, 10/12/2012	335		343
Pacific Life Global Funding
1.76%, 6/22/2011 (a)(b)	225	224	Mortgage Backed Securities (23.71%)
Prudential Financial Inc			ACT Depositors Corp
5.15%, 1/15/2013	500	406	1.50%, 9/22/2041 (b)(e)	376		53
StanCorp Financial Group Inc			Adjustable Rate Mortgage Trust
6.88%, 10/ 1/2012	285	258	1.04%, 2/25/2035 (b)	13		6
Sun Life Financial Global Funding LP			0.74%, 8/25/2036 (b)	310		58
1.68%, 7/ 6/2010 (a)(b)	125	123	Banc of America Alternative Loan Trust
Unum Group			0.87%, 6/25/2036 (b)	370		190
5.86%, 5/15/2009	135	129	Banc of America Commercial Mortgage Inc

		1,624	7.33%, 11/15/2031	168		168

			6.85%, 4/15/2036	100		98
Machinery - Farm (0.21%)			0.90%, 11/10/2038 (b)	6,974		115
Case New Holland Inc
6.00%, 6/ 1/2009	250	243	0.63%, 7/10/2042 (b)	14,346		176
			5.09%, 7/10/2043	750		606
			0.06%, 10/10/2045	45,514		116

See accompanying notes

300

Schedule of Investments
Short-Term Bond Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			BONDS (continued)
Mortgage Backed Securities (continued)			Mortgage Backed Securities (continued)
Banc of America Commercial Mortgage Inc			CS First Boston Mortgage Securities Corp
(continued)			6.38%, 12/16/2035	$ 442 $		433
0.40%, 7/10/2046 (b)	$ 38,347 $	498	1.09%, 3/15/2036 (a)(b)	2,263		27
Banc of America Mortgage Securities Inc			0.23%, 5/15/2036 (a)(b)	3,528		21
4.09%, 3/25/2034 (b)	253	190	0.49%, 7/15/2036 (a)(b)	3,243		42
4.79%, 5/25/2035 (b)	252	232	0.58%, 11/15/2036 (a)(b)	7,402		206
Bear Stearns Adjustable Rate Mortgage Trust			0.24%, 8/15/2038 (a)	41,283		286
5.09%, 9/25/2034 (b)	242	148
			Fannie Mae
Bear Stearns Alt-A Trust			0.77%, 2/25/2032 (b)	140		137
0.75%, 7/25/2035 (b)	23	5
			Fannie Mae Whole Loan
6.25%, 7/25/2036 (b)	1,090	51	0.67%, 5/25/2035 (b)	104		91
6.14%, 8/25/2036 (b)	324	244	First Union National Bank Commercial
Bear Stearns Commercial Mortgage Securities			Mortgage Securities Inc
7.00%, 5/20/2030	302	298	7.84%, 5/17/2032	95		95
0.47%, 5/11/2039 (a)(b)	1,833	18	Freddie Mac
0.21%, 2/11/2041 (b)	6,503	43	5.13%, 12/15/2013	186		185
Bella Vista Mortgage Trust			5.50%, 1/15/2017	15		15
0.76%, 5/20/2045 (b)	44	21	1.64%, 6/15/2023 (b)	79		77
Chase Mortgage Finance Corp			1.60%, 7/15/2023 (b)	556		534
5.80%, 3/25/2037 (b)	486	144	1.50%, 10/15/2034 (b)	44		44
5.01%, 7/25/2037 (b)	157	102	GE Capital Commercial Mortgage Corp
Citigroup/Deutsche Bank Commercial			0.20%, 5/10/2014	32,827		246
Mortgage Trust			Ginnie Mae
0.25%, 11/15/2044 (a)	25,566	219	1.36%, 10/16/2012 (b)	2,625		97
0.42%, 10/15/2048 (b)	19,267	278	4.51%, 10/16/2028 (b)	254		256
0.34%, 12/11/2049 (b)	54,711	606	1.07%, 2/16/2047 (b)	7,741		424
0.38%, 12/11/2049 (a)(b)	13,501	178	0.82%, 3/16/2047 (b)	2,192		131
Commercial Mortgage Pass Through Certificates			GMAC Commercial Mortgage Securities Inc
1.49%, 6/10/2010 (a)(b)	1,766	34	6.95%, 9/15/2033	58		57
3.25%, 6/10/2038	47	43	0.78%, 3/10/2038 (a)(b)	1,025		16
0.07%, 12/10/2046 (a)(b)	6,593	39	0.37%, 8/10/2038 (a)(b)	18,026		142
Countrywide Alternative Loan Trust			GMAC Mortgage Corp Loan Trust
1.52%, 2/25/2035 (b)	210	128	5.25%, 7/25/2034	200		164
3.79%, 7/20/2035 (b)	131	42	Greenpoint Mortgage Funding Trust
0.89%, 12/25/2035 (b)	274	124	0.74%, 6/25/2045 (b)	46		14
3.26%, 2/25/2036 (b)	242	134	0.77%, 6/25/2045 (b)	43		10
6.00%, 5/25/2036	320	161	0.78%, 10/25/2045 (b)	89		40
6.00%, 5/25/2036	101	98	Greenwich Capital Commercial Funding Corp
0.75%, 6/25/2036 (b)	707	99	0.23%, 6/10/2036 (a)(b)	15,700		102
0.97%, 9/25/2036 (b)	176	133	0.11%, 4/10/2037 (a)	58,956		167
0.78%, 5/20/2046 (b)	627	145	0.32%, 3/10/2039 (a)(b)	10,428		121
Countrywide Asset-Backed Certificates			0.76%, 8/10/2042 (a)(b)	4,290		59
0.75%, 11/25/2035 (b)	26	22	0.30%, 12/10/2049 (a)(b)	25,833		286
0.74%, 1/25/2036 (b)	324	250	GS Mortgage Securities Corp II
Countrywide Home Loan Mortgage Pass			0.67%, 11/10/2039 (a)	11,513		261
Through Trust			GSR Mortgage Loan Trust
4.49%, 12/25/2033	338	312	4.78%, 7/25/2035 (b)	214		167
4.40%, 6/20/2035 (b)	81	75	Impac CMB Trust
5.84%, 9/20/2036 (b)	633	155	1.47%, 10/25/2033 (b)	19		12
Credit Suisse Mortgage Capital Certificates			2.02%, 10/25/2034 (b)	46		19
0.09%, 12/15/2039	3,801	31	1.23%, 1/25/2035 (b)	182		95
5.87%, 9/15/2040	375	161	0.78%, 4/25/2035 (b)	35		10

See accompanying notes		301

Schedule of Investments
Short-Term Bond Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			BONDS (continued)
Mortgage Backed Securities (continued)			Mortgage Backed Securities (continued)
Impac CMB Trust (continued)			Merrill Lynch Mortgage Trust (continued)
0.90%, 4/25/2035 (b)	$ 32 $	8	5.61%, 5/12/2039 (b)	$ 575 $		495
0.77%, 8/25/2035 (b)	14	3	0.25%, 9/12/2042 (b)	18,968		112
0.98%, 8/25/2035 (b)	42	11	Merrill Lynch/Countrywide Commercial
1.01%, 8/25/2035 (b)	47	11	Mortgage Trust
0.72%, 4/25/2037 (b)	385	189	0.11%, 7/12/2046 (a)(b)	16,882		132
Impac Secured Assets CMN Owner Trust			0.65%, 7/12/2046	24,052		536
0.87%, 11/25/2034 (b)	652	324	0.54%, 8/12/2048 (b)	5,951		119
Indymac Index Mortgage Loan Trust			0.50%, 9/12/2049 (b)	12,084		224
1.07%, 4/25/2034 (b)	15	10	0.12%, 12/12/2049 (a)(b)	8,659		65
0.70%, 4/25/2035 (b)	41	19	0.63%, 12/12/2049 (b)	13,860		288
0.80%, 4/25/2035 (b)	29	7	5.11%, 12/12/2049 (b)	455		360
5.25%, 7/25/2035 (b)	518	112	Morgan Stanley Capital I
0.77%, 8/25/2035 (b)	111	51	0.95%, 1/13/2041 (a)(b)	13,082		278
0.65%, 1/25/2037 (b)	485	101	0.68%, 5/24/2043 (a)(b)	300		243
0.71%, 6/25/2037 (b)	419	198	0.06%, 12/15/2043 (a)(b)	6,506		43
JP Morgan Chase Commercial Mortgage			0.85%, 8/25/2046 (b)	375		47
Securities Corp			2.05%, 12/20/2046 (a)(b)	125		3
0.45%, 10/12/2035 (a)(b)	5,356	128	Morgan Stanley Dean Witter Capital I
6.04%, 11/15/2035	577	568	6.54%, 2/15/2031	61		60
6.96%, 11/15/2035 (a)(b)	175	170	New Century Alternative Mortgage Loan Trust
0.69%, 10/12/2037 (a)(b)	2,856	76	5.91%, 7/25/2036 (b)	625		537
3.48%, 6/12/2041	115	113	Residential Accredit Loans Inc
5.30%, 5/15/2047 (b)	750	609	6.00%, 11/25/2032	367		347
5.31%, 1/15/2049	325	256	5.87%, 12/25/2035 (b)	69		20
0.33%, 2/12/2051 (b)	29,290	300	0.62%, 2/25/2047 (b)	784		269
JP Morgan Mortgage Trust			Residential Funding Mortgage Securities I
3.81%, 5/25/2034	173	140	5.24%, 11/25/2035 (b)	242		203
5.11%, 6/25/2035 (b)	124	108	5.67%, 2/25/2036 (b)	143		98
5.30%, 7/25/2035	497	396	1.07%, 7/25/2036 (b)	254		195
4.97%, 8/25/2035 (b)	500	215	Structured Adjustable Rate Mortgage Loan Trust
			4.66%, 7/25/2034 (b)	416		369
5.82%, 6/25/2036 (b)	200	74
			1.17%, 8/25/2034 (b)	274		100
5.79%, 1/25/2037 (b)	479	351
			0.66%, 7/25/2037 (b)	290		126
5.69%, 4/25/2037 (b)	400	197
			Structured Asset Mortgage Investments Inc
LB-UBS Commercial Mortgage Trust			0.77%, 5/25/2045 (b)	33		11
6.06%, 6/15/2020	19	19
			0.78%, 9/25/2045 (b)	48		22
4.90%, 6/15/2026	4	4
			Structured Asset Securities Corp
5.39%, 6/15/2026	200	195	4.50%, 2/25/2033	364		288
3.09%, 5/15/2027	17	17	5.50%, 6/25/2036 (b)	700		228
4.19%, 8/15/2029	600	589	Thornburg Mortgage Securities Trust
3.63%, 10/15/2029	131	129	0.82%, 12/25/2033 (b)	309		241
0.51%, 7/15/2035 (a)(b)	2,125	51	Wachovia Bank Commercial Mortgage Trust
0.63%, 10/15/2035 (a)(b)	4,855	134	0.14%, 1/15/2041 (a)(b)	4,687		18
0.84%, 3/15/2036 (a)(b)	920	18	0.33%, 4/15/2042 (a)(b)	30,993		259
0.65%, 8/15/2036 (a)(b)	1,065	9	5.25%, 12/15/2043	625		474
0.49%, 2/15/2040 (b)	3,244	62	4.52%, 5/15/2044	400		364
MASTR Asset Securitization Trust			5.86%, 2/15/2051 (b)	575		450
5.25%, 9/25/2033 (b)	171	162	WAMU Commercial Mortgage Securities Trust
Merrill Lynch Mortgage Trust			3.83%, 1/25/2035 (a)	155		147
0.15%, 11/12/2035 (a)(b)	11,612	39	WaMu Mortgage Pass Through Certificates
0.13%, 7/12/2038	47,406	230	5.61%, 3/25/2033 (b)	72		59

See accompanying notes		302

Schedule of Investments
Short-Term Bond Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			BONDS (continued)
Mortgage Backed Securities (continued)			Oil Company - Exploration & Production
WaMu Mortgage Pass Through Certificates			(continued)
(continued)			Nexen Inc
3.79%, 6/25/2034 (b)	$ 485 $	466	5.05%, 11/20/2013	$ 225 $	207

4.83%, 9/25/2035 (b)	214	147			765

1.86%, 7/25/2044 (b)	30	24	Oil Company - Integrated (0.17%)
0.87%, 1/25/2045 (b)	539	171	Husky Energy Inc
0.74%, 4/25/2045 (b)	57	18	6.25%, 6/15/2012	200	199
0.76%, 7/25/2045 (b)	44	20
0.72%, 11/25/2045 (b)(c)	49	43	Oil Refining & Marketing (0.08%)
Washington Mutual Alternative Mortgage			Valero Energy Corp
Pass-Through Certificates			6.88%, 4/15/2012	100	101
0.75%, 6/25/2046 (b)	460	76
0.65%, 1/25/2047 (b)	339	86	Pharmacy Services (0.27%)
Wells Fargo Mortgage Backed Securities Trust			Medco Health Solutions Inc
4.23%, 6/25/2035 (b)	425	412	7.25%, 8/15/2013	325	315
5.24%, 4/25/2036 (b)	522	137

			Pipelines (1.01%)
		27,969

			Enbridge Energy Partners LP
Multi-Line Insurance (0.08%)			4.00%, 1/15/2009 (c)	125	125
CNA Financial Corp			Enbridge Inc
6.00%, 8/15/2011	100	83	5.80%, 6/15/2014	315	276
Genworth Financial Inc			NGPL Pipeco LLC
6.15%, 11/15/2066 (b)	100	9	6.51%, 12/15/2012 (a)	375	356

		92	ONEOK Partners LP

			5.90%, 4/ 1/2012	130	122
Multimedia (0.14%)
			Rockies Express Pipeline LLC
Time Warner Inc			5.10%, 8/20/2009 (a)(b)	140	140
2.41%, 11/13/2009 (b)	175	168
			TEPPCO Partners LP
Mutual Insurance (0.11%)			7.63%, 2/15/2012	175	169

Health Care Service Corp					1,188

7.75%, 6/15/2011 (a)	125	133	Property Trust (0.16%)
			WEA Finance LLC / WCI Finance LLC
Office Automation & Equipment (0.24%)			5.40%, 10/ 1/2012 (a)	250	192
Xerox Corp
2.60%, 12/18/2009 (b)	200	185	Quarrying (0.17%)
5.50%, 5/15/2012	115	96	Vulcan Materials Co

		281	3.25%, 12/15/2010 (b)	200	199

Office Furnishings - Original (0.10%)			Real Estate Operator & Developer (0.31%)
Steelcase Inc			Duke Realty LP
6.50%, 8/15/2011	120	113	5.63%, 8/15/2011	100	77
			Regency Centers LP
Oil - Field Services (0.29%)			8.45%, 9/ 1/2010	315	290

Weatherford International Inc

6.63%, 11/15/2011	125	124			367

5.95%, 6/15/2012	225	214	Regional Banks (1.24%)

		338	BAC Capital Trust XIII

			2.40%, 3/15/2043 (b)	235	73
Oil Company - Exploration & Production (0.65%)			BAC Capital Trust XIV
Canadian Natural Resources Ltd			5.63%, 3/15/2043 (b)	300	120
5.15%, 2/ 1/2013	325	301	Capital One Financial Corp
Devon OEI Operating Inc			5.70%, 9/15/2011	160	149
7.25%, 10/ 1/2011	250	257	First Union Institutional Capital I
			8.04%, 12/ 1/2026	250	199

See accompanying notes

303

Schedule of Investments
Short-Term Bond Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			BONDS (continued)
Regional Banks (continued)			REITS - Regional Malls (continued)
Fleet Capital Trust II			Simon Property Group LP (continued)
7.92%, 12/11/2026	$ 275 $	240	5.60%, 9/ 1/2011	$ 105 $		88

NB Capital Trust II						277

7.83%, 12/15/2026	175	153
SunTrust Preferred Capital I			REITS - Shopping Centers (0.32%)
5.85%, 12/31/2049 (b)	200	108	Developers Diversified Realty Corp
			3.88%, 1/30/2009 (c)	225		220
Wachovia Corp
5.35%, 3/15/2011	350	334	5.38%, 10/15/2012	90		38
2.35%, 3/ 1/2012 (b)	100	87	Federal Realty Investment Trust

			6.00%, 7/15/2012	150		120

		1,463

						378

REITS - Apartments (0.34%)
			REITS - Warehouse & Industrial (0.32%)
Camden Property Trust
4.38%, 1/15/2010	75	67	Prologis
			2.40%, 8/24/2009 (b)	275		208
ERP Operating LP

5.50%, 10/ 1/2012	350	273	5.50%, 3/ 1/2013	300		174

UDR Inc						382

5.50%, 4/ 1/2014	100	64	Rental - Auto & Equipment (0.36%)

		404	Erac USA Finance Co

REITS - Diversified (0.47%)			3.71%, 4/30/2009 (a)(b)(c)	200		191

Duke Realty LP			5.80%, 10/15/2012 (a)	275		230

6.80%, 2/12/2009 (c)	325	321				421

Liberty Property LP			Retail - Drug Store (0.23%)
7.75%, 4/15/2009 (c)	235	232	CVS/Caremark Corp

		553	2.50%, 6/ 1/2010 (b)	300		276

REITS - Healthcare (0.32%)
HCP Inc			Retail - Regional Department Store (0.24%)
5.65%, 12/15/2013	75	45	Macys Retail Holdings Inc
Nationwide Health Properties Inc			4.80%, 7/15/2009	300		284
6.50%, 7/15/2011	200	181
			Rubber - Tires (0.08%)
6.25%, 2/ 1/2013	175	151

			Goodyear Tire & Rubber Co/The
		377	6.32%, 12/ 1/2009 (b)	100		91

REITS - Mortgage (0.35%)
iStar Financial Inc			Sovereign (0.09%)
2.34%, 9/15/2009 (b)	125	71	Mexico Government International Bond
2.54%, 3/ 9/2010 (b)	200	92	8.38%, 1/14/2011	100		108
6.00%, 12/15/2010	450	189
			Special Purpose Banks (0.16%)
5.65%, 9/15/2011	175	56

			Korea Development Bank
		408	4.35%, 4/ 3/2010 (b)	200		193

REITS - Office Property (0.27%)
Brandywine Operating Partnership LP			Special Purpose Entity (0.49%)
5.63%, 12/15/2010	123	104	BAE Systems Holdings Inc
HRPT Properties Trust			4.75%, 8/15/2010 (a)	250		249
2.52%, 3/16/2011 (b)	88	65	Genworth Global Funding Trusts
6.95%, 4/ 1/2012	225	153	5.20%, 10/ 8/2010	200		158

		322	Williams Cos Inc Credit Linked Certificate

			Trust/The
REITS - Regional Malls (0.23%)			6.44%, 5/ 1/2009 (a)(b)	175		174

Simon Property Group LP						581

3.75%, 1/30/2009 (c)	150	149
4.60%, 6/15/2010	45	40

See accompanying notes

304

Schedule of Investments
Short-Term Bond Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			SENIOR FLOATING RATE INTERESTS (continued)
Steel - Producers (0.40%)			Satellite Telecommunications (0.06%)
Ispat Inland ULC			Telesat Canada Inc, Term Loan B
9.75%, 4/ 1/2014	$ 240 $	205	6.25%, 9/ 1/2014 (b)	$ 91 $	62
Nucor Corp			Telesat Canada Inc, Term Loan DD
5.00%, 12/ 1/2012	105	103	4.26%, 10/31/2014 (b)	8	5

United States Steel Corp					67

5.65%, 6/ 1/2013	225	168

		476	TOTAL SENIOR FLOATING RATE INTERESTS	$ 387

Telephone - Integrated (1.45%)			U.S. GOVERNMENT & GOVERNMENT AGENCY
			OBLIGATIONS (24.78%)
British Telecommunications PLC			Federal Home Loan Mortgage Corporation
5.15%, 1/15/2013	675	643	(FHLMC) (1.44%)
Koninklijke KPN NV			4.50%, 9/ 1/2010	67	67
8.00%, 10/ 1/2010	250	252	4.50%, 2/ 1/2011	45	45
Telecom Italia Capital SA			4.50%, 4/ 1/2011	198	197
3.67%, 2/ 1/2011 (b)	100	79	4.50%, 11/ 1/2011	167	166
5.11%, 7/18/2011 (b)	120	90	5.54%, 12/ 1/2034 (b)	200	199
Telefonica Emisiones SAU			4.55%, 1/ 1/2035 (b)	105	103
5.86%, 2/ 4/2013 (f)	325	316
			5.40%, 6/ 1/2035 (b)	565	565
Verizon California Inc
6.70%, 9/ 1/2009	325	326	4.81%, 9/ 1/2035 (b)	156	154

		1,706	4.97%, 9/ 1/2035 (b)	206	208

					1,704

Television (0.08%)
Univision Communications Inc			Federal National Mortgage Association (FNMA) (2.38%)
7.85%, 7/15/2011	175	92	4.00%, 5/ 1/2010	36	36
			4.50%, 5/ 1/2010	39	39
Tobacco (0.33%)			4.00%, 6/ 1/2010	16	16
Reynolds American Inc			4.50%, 6/ 1/2010	87	87
6.50%, 7/15/2010	225	224	4.00%, 7/ 1/2010	22	22
2.70%, 6/15/2011 (b)	200	162	4.00%, 8/ 1/2010	11	11

		386	4.00%, 3/ 1/2011	46	46

Tools - Hand Held (0.25%)			4.50%, 5/ 1/2011	59	59
Snap-On Inc			4.50%, 7/ 1/2011	114	114
4.95%, 1/12/2010 (b)	300	296	4.50%, 8/ 1/2011	225	225
			5.73%, 12/ 1/2032 (b)	82	83
Transport - Rail (0.15%)			4.62%, 4/ 1/2033 (b)	290	288
CSX Corp			4.54%, 5/ 1/2033 (b)	239	236
4.88%, 11/ 1/2009	180	175

			6.00%, 12/ 1/2033 (b)	35	35
TOTAL BONDS	$ 86,637		4.32%, 7/ 1/2034 (b)	168	169

SENIOR FLOATING RATE INTERESTS (0.33%)			4.25%, 8/ 1/2034 (b)	92	93
Aerospace & Defense Equipment (0.04%)			4.29%, 9/ 1/2034 (b)	115	112
Sequa Corp, Term Loan B			4.50%, 1/ 1/2035 (b)	137	137
4.67%, 12/ 7/2014 (b)	95	51	6.28%, 1/ 1/2035 (b)	31	31
			5.80%, 2/ 1/2035 (b)	24	24
Publishing - Periodicals (0.08%)
Dex Media East LLC, Term Loan B			4.58%, 4/ 1/2035 (b)	258	255
4.12%, 10/17/2014 (b)	245	88	5.11%, 6/ 1/2035 (b)	37	36
			4.91%, 9/ 1/2035 (b)	386	388
Retail - Building Products (0.15%)			4.98%, 2/ 1/2037 (b)	263	261

HD Supply Inc, Term Loan B					2,803

1.72%, 8/30/2012 (b)	238	181
			U.S. Treasury (20.96%)
			3.00%, 2/15/2009 (g)	2,000	2,007
			4.50%, 4/30/2009	2,500	2,535

See accompanying notes

305

Schedule of Investments
Short-Term Bond Account
December 31, 2008

	Principal		(a)	Security exempt from registration under Rule 144A of the Securities Act
			of 1933. These securities may be resold in transactions exempt from
	Amount	Value	registration, normally to qualified institutional buyers.	Unless otherwise

	(000's)	(000's)	indicated, these securities are not considered illiquid. At the end of the

U.S. GOVERNMENT & GOVERNMENT AGENCY			period, the value of these securities totaled $8,944 or 7.58% of net
OBLIGATIONS (continued)			assets.
U.S. Treasury (continued)			(b)	Variable Rate. Rate shown is in effect at December 31, 2008.
4.88%, 5/15/2009	$ 3,000 $	3,051	(c)	Security was purchased with the cash proceeds from securities loans.
4.88%, 8/15/2009	4,750	4,883	(d)	Security or a portion of the security was pledged to cover margin
4.75%, 2/15/2010	3,000	3,143	requirements for futures contracts. At the end of the period, the value of
			these securities totaled $83 or 0.07% of net assets.
3.88%, 5/15/2010	525	550	(e)	Market value is determined in accordance with procedures established in
2.63%, 5/31/2010	1,500	1,545	good faith by the Board of Directors. At the end of the period, the value
4.50%, 11/15/2010	1,800	1,933	of these securities totaled $53 or 0.04% of net assets.
4.50%, 11/30/2011	500	551	(f) Security purchased on a when-issued basis.
4.50%, 4/30/2012 (g)	1,900	2,104	(g)	Security or a portion of the security was on loan at the end of the period.
4.38%, 8/15/2012	1,400	1,569
4.25%, 8/15/2013	750	853	Unrealized Appreciation (Depreciation)

			The net federal income tax unrealized appreciation (depreciation) and federal tax cost
		24,724	of investments held by the account as of the period end were as follows:

TOTAL U.S. GOVERNMENT & GOVERNMENT
AGENCY OBLIGATIONS		$ 29,231	Unrealized Appreciation	$ 1,078

SHORT TERM INVESTMENTS (4.75%)			Unrealized Depreciation	(26,835)

Commercial Paper (4.75%)			Net Unrealized Appreciation (Depreciation)	(25,757)
Investment in Joint Trade Account; HSBC			Cost for federal income tax purposes	151,152
Funding			All dollar amounts are shown in thousands (000's)
0.05%, 1/ 2/2009	$ 2,802 $	2,802
Investment in Joint Trading Account;			Portfolio Summary (unaudited)

Prudential Funding			Sector	Percent

0.05%, 1/ 2/2009	2,803	2,803

			Government	30.27%
		5,605	Mortgage Securities	27.53%

			Financial	22.01%
TOTAL SHORT TERM INVESTMENTS		$ 5,605	Asset Backed Securities	11.29%

REPURCHASE AGREEMENTS (3.00%)			Consumer, Non-cyclical	3.80%
			Communications	2.90%
Finance - Mortgage Loan/Banker (0.36%)			Energy	2.20%
Merrill Lynch Repurchase Agreement;			Industrial	2.16%
0.05% dated 12/31/2008 maturing			Utilities	1.34%
01/02/2009 (collateralized by US			Consumer, Cyclical	1.24%
Treasuries $425,000; 0.00% - 4.38%;			Basic Materials	0.83%
dated 03/26/09 - 02/15/38) (c)	$ 419 $	419	Technology	0.73%
			Liabilities in Excess of Other Assets, Net	(6.30%)

Money Center Banks (2.64%)			TOTAL NET ASSETS	100.00%

Investment in Joint Trading Account; Bank			Other Assets Summary (unaudited)
of America Repurchase Agreement; 0.01%

dated 12/31/2008 maturing 01/02/2009			Asset Type	Percent

(collateralized by US Treasury Note;			Futures	5.73%
$704,000; 1.75%; dated 11/15/11)	690	690
Investment in Joint Trading Account;
Morgan Stanley Repurchase Agreement;
0.03% dated 12/31/2008 maturing
01/02/2009 (collateralized by Sovereign
Agency Issues; $2,498,000; 2.75% -
4.38%; dated 03/12/10 - 03/17/10)	2,426	2,426

		3,116

TOTAL REPURCHASE AGREEMENTS		$ 3,535

Total Investments		$ 125,395
Liabilities in Excess of Other Assets, Net - (6.30)%		(7,435)

TOTAL NET ASSETS - 100.00%		$ 117,960

See accompanying notes

306

Schedule of Investments
Short-Term Bond Account
December 31, 2008

Futures Contracts

				Current	Unrealized
			Original	Market	Appreciation/
Type	Buy/Sell	Contracts	Value	Value	(Depreciation)

US 2 Year Note; March 2009	Buy	31	$ 6,684	$ 6,760	$ 76
All dollar amounts are shown in thousands (000's)

See accompanying notes

307

Schedule of Investments
Short-Term Income Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (83.60%)			BONDS (continued)
Agricultural Operations (2.31%)			Finance - Commercial (0.78%)
Cargill Inc			Caterpillar Financial Services Corp
5.20%, 1/22/2013 (a)	$ 1,000 $	916	4.85%, 12/ 7/2012	$ 325 $	308

Asset Backed Securities (0.21%)			Finance - Consumer Loans (1.91%)
Atlantic City Electric Transition Funding LLC			John Deere Capital Corp
2.89%, 7/20/2011	74	74	4.95%, 12/17/2012	775	757
Green Tree Home Improvement Loan Trust
7.45%, 9/15/2025	13	10	Finance - Mortgage Loan/Banker (5.14%)

		84	Fannie Mae

			4.88%, 5/18/2012	810	882
Chemicals - Diversified (1.27%)			Freddie Mac
EI Du Pont de Nemours & Co			4.75%, 11/ 3/2009	1,120	1,156

5.00%, 7/15/2013	500	503			2,038

Commercial Banks (2.61%)			Food - Miscellaneous/Diversified (1.26%)
SunTrust Bank/Atlanta GA			Kellogg Co
3.00%, 11/16/2011	1,000	1,034	5.13%, 12/ 3/2012	500	500

Commercial Services - Finance (1.94%)			Gas - Distribution (0.68%)
Western Union Co/The			Sempra Energy
5.40%, 11/17/2011	800	769	4.75%, 5/15/2009	275	272

Consumer Products - Miscellaneous (0.25%)			Industrial Gases (0.48%)
Clorox Co			Air Products & Chemicals Inc
5.00%, 3/ 1/2013	100	99	4.15%, 2/ 1/2013	200	192

Diversified Banking Institutions (0.98%)			Medical - Biomedical/Gene (2.52%)
Citigroup Inc			Amgen Inc
5.50%, 8/27/2012	400	388	4.00%, 11/18/2009	1,000	999

Diversified Financial Services (2.00%)			Medical - HMO (0.94%)
General Electric Capital Corp			UnitedHealth Group Inc
5.72%, 8/22/2011	800	791	4.88%, 2/15/2013	400	373

Diversified Manufacturing Operations (1.01%)			Mortgage Backed Securities (28.26%)
Honeywell International Inc			Banc of America Funding Corp
4.25%, 3/ 1/2013	400	399	5.75%, 3/25/2036	776	627
			Banc of America Mortgage Securities Inc
Electric - Integrated (4.17%)			4.75%, 8/25/2033	811	681
Pacific Gas & Electric Co			Bear Stearns Commercial Mortgage Securities
3.60%, 3/ 1/2009	275	274	Inc
Texas-New Mexico Power Co			5.82%, 5/14/2016 (a)	1,000	1,004
6.25%, 1/15/2009	600	598	Chase Mortgage Finance Corp
Virginia Electric and Power Co			5.50%, 5/25/2035	447	386
5.10%, 11/30/2012	800	782	Countrywide Home Loan Mortgage Pass

		1,654	Through Trust

			5.50%, 10/25/2035	847	830
Finance (0.19%)			CS First Boston Mortgage Securities Corp
Green Tree Financial Corp			6.00%, 12/25/2033	278	256
7.70%, 9/15/2026	65	31	Fannie Mae
Mid-State Trust			6.00%, 2/25/2031	1,578	1,623
8.33%, 4/ 1/2030	49	43	5.00%, 11/25/2035	399	409

		74	Freddie Mac

			4.25%, 6/15/2027	5	5
			5.50%, 10/15/2027	768	788

See accompanying notes		308

Schedule of Investments
Short-Term Income Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			BONDS (continued)
Mortgage Backed Securities (continued)			Savings & Loans - Thrifts (0.00%)
Freddie Mac (continued)			Washington Mutual Bank/Henderson NV
6.00%, 9/15/2029	$ 938 $	965	0.00%, 1/15/2013 (b)	$ 200 $	-
4.50%, 5/15/2030	810	812
Ginnie Mae			Steel - Producers (2.77%)
4.50%, 8/20/2032	279	282	Nucor Corp
GSR Mortgage Loan Trust			5.00%, 12/ 1/2012	1,125	1,098
6.00%, 2/25/2035	356	314
6.00%, 6/25/2036	569	446	Telephone - Integrated (3.43%)
Lehman Mortgage Trust			AT&T Inc
5.75%, 4/25/2036	935	856	4.95%, 1/15/2013	475	478
Residential Asset Securitization Trust			Koninklijke KPN NV
6.00%, 5/25/2036	613	311	8.00%, 10/ 1/2010	875	883

Residential Funding Mortgage Securities I					1,361

5.50%, 9/25/2036	770	606	Textile - Home Furnishings (1.10%)

		11,201	Mohawk Industries Inc

Multimedia (1.23%)			7.20%, 4/15/2012	475	435
Walt Disney Co/The
4.70%, 12/ 1/2012	475	489	Transport - Rail (0.76%)
			Canadian National Railway Co
Oil Company - Exploration & Production (1.58%)			4.25%, 8/ 1/2009	300	300
Apache Corp
6.25%, 4/15/2012	600	628	Transport - Services (1.04%)
			United Parcel Service Inc
Property & Casualty Insurance (1.64%)			4.50%, 1/15/2013	400	413
Fidelity National Financial Inc
7.30%, 8/15/2011	600	648	Water (1.75%)
			Veolia Environnement

Quarrying (1.04%)			5.25%, 6/ 3/2013	750	696

Vulcan Materials Co			TOTAL BONDS	$ 33,136

5.60%, 11/30/2012	475	411	U.S. GOVERNMENT & GOVERNMENT AGENCY
			OBLIGATIONS (4.17%)
Real Estate Operator & Developer (2.84%)			Federal Home Loan Mortgage Corporation
CPG Partners LP			(FHLMC) (0.30%)
3.50%, 3/15/2009	800	782	9.50%, 8/ 1/2016	5	5
Duke Realty LP			6.00%, 5/ 1/2017	104	108
6.25%, 5/15/2013	500	344	4.90%, 11/ 1/2021 (c)	7	7

		1,126			120

Regional Banks (1.30%)			Federal National Mortgage Association (FNMA) (0.45%)
Wells Fargo & Co			6.50%, 1/ 1/2014	27	28
4.38%, 1/31/2013	525	514	6.50%, 1/ 1/2014	27	28
			8.50%, 11/ 1/2017	9	10
REITS - Apartments (1.38%)			5.77%, 1/ 1/2019 (c)	2	2
ERP Operating LP
5.50%, 10/ 1/2012	700	545	5.61%, 4/ 1/2019 (c)	3	3
			5.05%, 11/ 1/2022 (c)	1	1
REITS - Healthcare (1.83%)			8.00%, 5/ 1/2027	68	72
Nationwide Health Properties Inc			4.40%, 11/ 1/2032 (c)	25	25
6.50%, 7/15/2011	800	726	4.92%, 11/ 1/2035 (c)	8	8

					177

Retail - Drug Store (1.00%)
CVS/Caremark Corp			Government National Mortgage Association
4.00%, 9/15/2009	400	395	(GNMA) (0.29%)
			8.00%, 6/15/2009	1	1

See accompanying notes

309

Schedule of Investments
Short-Term Income Account
December 31, 2008

	Principal		(a)	Security exempt from registration under Rule 144A of the Securities Act
			of 1933. These securities may be resold in transactions exempt from
	Amount	Value	registration, normally to qualified institutional buyers. Unless otherwise

	(000's)	(000's)	indicated, these securities are not considered illiquid. At the end of the

U.S. GOVERNMENT & GOVERNMENT AGENCY			period, the value of these securities totaled $1,920 or 4.84% of net
OBLIGATIONS (continued)			assets.
Government National Mortgage Association			(b) Non-Income Producing Security
(GNMA) (continued)			(c) Variable Rate. Rate shown is in effect at December 31, 2008.
8.00%, 8/15/2012	$ 2 $	2	(d) Security or a portion of the security was pledged to cover margin
11.00%, 12/15/2015	4	4	requirements for futures contracts. At the end of the period, the value of
11.00%, 12/15/2015	2	2	these securities totaled $77 or 0.19% of net assets.
10.00%, 2/15/2018	7	8
10.00%, 9/15/2018	5	5	Unrealized Appreciation (Depreciation)
10.00%, 9/15/2018	5	6	The net federal income tax unrealized appreciation (depreciation) and federal tax cost
			of investments held by the account as of the period end were as follows:
10.00%, 2/15/2019	33	36
10.00%, 5/15/2020	16	17	Unrealized Appreciation	$ 322
10.00%, 6/15/2020	11	12	Unrealized Depreciation	(2,362)

9.00%, 12/15/2020	8	8	Net Unrealized Appreciation (Depreciation)	(2,040)
10.00%, 12/15/2020	2	2	Cost for federal income tax purposes	41,375
10.00%, 2/15/2025	6	7	All dollar amounts are shown in thousands (000's)
10.00%, 4/15/2025	2	2
9.00%, 4/20/2025	1	2	Portfolio Summary (unaudited)

		114	Sector	Percent

U.S. Treasury (3.13%)			Mortgage Securities	29.30%
			Financial	28.72%
3.13%, 11/30/2009 (d)	120	123	Consumer, Non-cyclical	9.22%
4.75%, 5/31/2012	1,000	1,119	Government	8.28%

		1,242	Utilities	6.61%
			Basic Materials	5.56%

TOTAL U.S. GOVERNMENT & GOVERNMENT			Communications	4.67%
AGENCY OBLIGATIONS	$ 1,653		Industrial	2.80%

			Consumer, Cyclical	2.09%
REPURCHASE AGREEMENTS (11.47%)			Energy	1.59%
Money Center Banks (11.47%)			Asset Backed Securities	0.40%
Investment in Joint Trading Account; Bank			Other Assets in Excess of Liabilities, Net	0.76%

of America Repurchase Agreement; 0.01%			TOTAL NET ASSETS	100.00%

dated 12/31/2008 maturing 01/02/2009
(collateralized by US Treasury Note;			Other Assets Summary (unaudited)

$3,346,000; 1.75%; dated 11/15/11)	$ 3,280 $	3,280	Asset Type	Percent

Investment in Joint Trading Account;			Futures	9.01%
Morgan Stanley Repurchase Agreement;
0.03% dated 12/31/2008 maturing
01/02/2009 (collateralized by Sovereign
Agency Issues; $1,304,000; 2.75% -
4.38%; dated 03/12/10 - 03/17/10)	1,266	1,266

		4,546

TOTAL REPURCHASE AGREEMENTS	$ 4,546

Total Investments	$ 39,335
Other Assets in Excess of Liabilities, Net - 0.76%		302

TOTAL NET ASSETS - 100.00%	$ 39,637

See accompanying notes

310

Schedule of Investments
Short-Term Income Account
December 31, 2008

Futures Contracts

				Current	Unrealized
			Original	Market	Appreciation/
Type	Buy/Sell	Contracts	Value	Value	(Depreciation)

US 5 Year Note; March 2009	Sell	30	$ 3,486	$ 3,572	$ (86)
All dollar amounts are shown in thousands (000's)

See accompanying notes

311

Schedule of Investments
SmallCap Blend Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (96.36%)			COMMON STOCKS (continued)
Advertising Services (0.27%)			Chemicals - Plastics (0.09%)
inVentiv Health Inc (a)	11,475 $	132	Schulman A Inc	2,470 $	42

Aerospace & Defense (1.72%)			Chemicals - Specialty (0.77%)
Esterline Technologies Corp (a)	9,175	348	OM Group Inc (a)	8,670	183
Spirit Aerosystems Holdings Inc (a)	12,840	131	Sensient Technologies Corp	5,750	137
Teledyne Technologies Inc (a)	789	35	Terra Industries Inc	3,167	53

TransDigm Group Inc (a)	9,605	322			373

		836	Circuit Boards (0.15%)

Aerospace & Defense Equipment (1.43%)			TTM Technologies Inc (a)	14,160	74
BE Aerospace Inc (a)	28,394	219
Moog Inc (a)	4,710	172	Commercial Banks (7.18%)
Triumph Group Inc	7,190	305	Banco Latinoamericano de Exportaciones SA	15,160	218

		696	Bank of Hawaii Corp	8,781	397

			Bank of the Ozarks Inc	7,350	218
Alternative Waste Tech (0.23%)			City Bank/Lynnwood WA	7,859	41
Calgon Carbon Corp (a)	7,430	114	City Holding Co	5,300	184
Apparel Manufacturers (0.53%)			Community Bank System Inc	5,470	133
G-III Apparel Group Ltd (a)	3,181	20	Cullen/Frost Bankers Inc	7,230	366
Hanesbrands Inc (a)	7,020	90	FirstMerit Corp	12,940	266
True Religion Apparel Inc (a)	11,810	147	Green Bankshares Inc	5,006	68

		257	IBERIABANK Corp	2,900	139

			MainSource Financial Group Inc	5,480	85
Applications Software (1.13%)			National Penn Bancshares Inc	10,440	152
Progress Software Corp (a)	10,040	193	NBT Bancorp Inc	7,860	220
Quest Software Inc (a)	22,230	280	Oriental Financial Group Inc	11,150	67
Verint Systems Inc (a)	10,990	77	Pacific Capital Bancorp NA	3,089	52

		550	Pinnacle Financial Partners Inc (a)	4,042	121

Auto/Truck Parts & Equipment - Original (0.33%)			Renasant Corp	4,580	78
Titan International Inc	19,320	159	S&T Bancorp Inc	5,640	200
			SVB Financial Group (a)	8,560	225
Auto/Truck Parts & Equipment - Replacement (0.48%)			Tompkins Financial Corp	2,730	158
ATC Technology Corp/IL (a)	9,161	134	Webster Financial Corp	2,990	41
Exide Technologies (a)	18,910	100	Wilshire Bancorp Inc	6,900	63

		234			3,492

Batteries & Battery Systems (0.48%)			Commercial Services (0.59%)
EnerSys (a)	21,040	231	Arbitron Inc	2,620	35
			Steiner Leisure Ltd (a)	5,630	166
Beverages - Wine & Spirits (0.27%)
Central European Distribution Corp (a)	6,782	134	TeleTech Holdings Inc (a)	10,070	84

					285

Building & Construction - Miscellaneous (0.27%)			Commercial Services - Finance (0.89%)
Layne Christensen Co (a)	5,400	130	CBIZ Inc (a)	19,180	166
			Morningstar Inc (a)	3,439	122
Casino Services (0.42%)			Wright Express Corp (a)	11,680	147

Bally Technologies Inc (a)	8,590	206			435

Chemicals - Diversified (0.08%)			Computer Aided Design (0.75%)
Innospec Inc	6,580	39	Ansys Inc (a)	5,830	162
			Aspen Technology Inc (a)	27,480	204

					366

See accompanying notes

312

Schedule of Investments
SmallCap Blend Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Computer Services (0.57%)			Diversified Manufacturing Operations (1.97%)
Ciber Inc (a)	31,920 $	154	AZZ Inc (a)	8,370 $	210
Ness Technologies Inc (a)	10,590	45	Barnes Group Inc	7,120	103
Syntel Inc	3,350	77	EnPro Industries Inc (a)	12,340	266

		276	ESCO Technologies Inc (a)	2,840	116

Computer Software (0.55%)			Koppers Holdings Inc	12,117	262

Double-Take Software Inc (a)	10,200	91			957

Omniture Inc (a)	16,500	176	Diversified Operations (0.21%)

		267	Compass Diversified Holdings	9,000	101

Computers - Integrated Systems (0.38%)			Electric - Integrated (2.71%)
MTS Systems Corp	4,450	118	Avista Corp	17,920	347
Radiant Systems Inc (a)	9,380	32	Central Vermont Public Service Corp	2,100	50
Super Micro Computer Inc (a)	5,551	35	Empire District Electric Co/The	11,060	195

		185	Idacorp Inc	4,090	120

Consulting Services (1.72%)			NorthWestern Corp	5,490	129
FTI Consulting Inc (a)	5,440	243	Portland General Electric Co	10,605	207
Gartner Inc (a)	15,390	274	Westar Energy Inc	13,250	272

Huron Consulting Group Inc (a)	3,312	190			1,320

Navigant Consulting Inc (a)	8,070	128

			Electric Products - Miscellaneous (0.82%)
		835	GrafTech International Ltd (a)	40,676	339

Consumer Products - Miscellaneous (0.83%)			Graham Corp	5,670	61

Jarden Corp (a)	13,350	154			400

Tupperware Brands Corp	10,970	249

			Electronic Components - Miscellaneous (0.32%)
		403	Plexus Corp (a)	9,290	157

Containers - Paper & Plastic (0.83%)
Rock-Tenn Co	11,830	404	Electronic Components - Semiconductors (1.21%)
			Mellanox Technologies Ltd (a)	3,580	28
Cosmetics & Toiletries (0.83%)			Microsemi Corp (a)	5,710	72
Chattem Inc (a)	5,621	402	ON Semiconductor Corp (a)	49,140	167
			PMC - Sierra Inc (a)	28,330	138
Data Processing & Management (0.29%)			Silicon Laboratories Inc (a)	5,150	128
Commvault Systems Inc (a)	10,577	142	Skyworks Solutions Inc (a)	10,210	56

Diagnostic Equipment (0.87%)					589

Immucor Inc (a)	15,950	424	Electronic Measurement Instruments (0.16%)
			Analogic Corp	2,920	80
Diagnostic Kits (0.42%)
Meridian Bioscience Inc	8,101	206	Engineering - Research & Development Services (1.03%)
			EMCOR Group Inc (a)	22,272	500
Disposable Medical Products (0.34%)
Merit Medical Systems Inc (a)	9,140	164	Enterprise Software & Services (1.86%)
			Informatica Corp (a)	21,670	298
Distribution & Wholesale (1.46%)			JDA Software Group Inc (a)	19,431	255
FGX International Holdings Ltd (a)	6,160	85	Omnicell Inc (a)	12,540	153
Fossil Inc (a)	10,720	179	SYNNEX Corp (a)	17,490	198

Houston Wire & Cable Co	5,100	47			904

Tech Data Corp (a)	7,400	132
United Stationers Inc (a)	7,948	266	Entertainment Software (0.24%)

			Take-Two Interactive Software Inc (a)	15,170	115
		709

See accompanying notes

313

Schedule of Investments
SmallCap Blend Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Environmental Consulting & Engineering (0.30%)			Internet Brokers (0.36%)
Tetra Tech Inc (a)	6,120 $	148	thinkorswim Group Inc (a)	30,990 $		174

E-Services - Consulting (0.47%)			Internet Infrastructure Equipment (0.43%)
Websense Inc (a)	15,150	227	Avocent Corp (a)	11,760		211

Finance - Investment Banker & Broker (1.25%)			Internet Infrastructure Software (0.43%)
Interactive Brokers Group Inc (a)	9,250	165	TIBCO Software Inc (a)	39,950		207
Knight Capital Group Inc (a)	10,700	173
optionsXpress Holdings Inc	6,710	90	Internet Telephony (0.25%)
Stifel Financial Corp (a)	3,950	181	j2 Global Communications Inc (a)	6,090		122

		609

			Intimate Apparel (0.38%)
Finance - Leasing Company (0.36%)			Warnaco Group Inc/The (a)	9,426		185
Financial Federal Corp	7,483	174
			Investment Companies (0.94%)
Food - Miscellaneous/Diversified (0.72%)			Ares Capital Corp	41,590		263
Ralcorp Holdings Inc (a)	5,960	348	Hercules Technology Growth Capital Inc	15,365		122
			Prospect Capital Corp	5,830		70

Food - Retail (0.30%)						455

Ruddick Corp	5,220	144
			Lasers - Systems & Components (0.23%)
Food - Wholesale & Distribution (1.07%)			Rofin-Sinar Technologies Inc (a)	5,380		111
Fresh Del Monte Produce Inc (a)	12,240	274
Spartan Stores Inc	10,581	246	Leisure & Recreation Products (0.69%)

		520	WMS Industries Inc (a)	12,550		338

Footwear & Related Apparel (1.25%)			Life & Health Insurance (0.35%)
Deckers Outdoor Corp (a)	3,600	287	Delphi Financial Group Inc	6,540		120
Iconix Brand Group Inc (a)	17,540	172	StanCorp Financial Group Inc	1,190		50

Wolverine World Wide Inc	7,080	149				170

		608

			Machinery - Construction & Mining (0.07%)
Gas - Distribution (1.49%)			Bucyrus International Inc	1,960		36
Northwest Natural Gas Co	7,500	332
South Jersey Industries Inc	6,457	257	Machinery - Farm (0.37%)
WGL Holdings Inc	4,210	138	Alamo Group Inc	3,090		46

		727	Lindsay Corp	4,250		135

						181

Independent Power Producer (0.15%)
Ormat Technologies Inc	2,300	73	Machinery - General Industry (1.80%)
			Altra Holdings Inc (a)	11,880		94
Instruments - Controls (0.43%)			Chart Industries Inc (a)	21,570		229
Mettler Toledo International Inc (a)	3,070	207	Middleby Corp (a)	6,800		185
			Robbins & Myers Inc	12,425		201
Instruments - Scientific (0.38%)			Wabtec Corp	4,120		164

Varian Inc (a)	5,488	184				873

Internet Application Software (0.84%)			Machinery Tools & Related Products (0.28%)
eResearchTechnology Inc (a)	17,240	115	Kennametal Inc	6,126		136
S1 Corp (a)	34,100	269
Vocus Inc (a)	1,440	26	Medical - Biomedical/Gene (2.85%)

		410	Acorda Therapeutics Inc (a)	2,320		48

			Arqule Inc (a)	10,970		46
			Celera Corp (a)	29,170		325

See accompanying notes

314

Schedule of Investments
SmallCap Blend Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Medical - Biomedical/Gene (continued)			Metal Processors & Fabrication (continued)
Cubist Pharmaceuticals Inc (a)	10,597 $	256	RBC Bearings Inc (a)	3,160 $	64

Human Genome Sciences Inc (a)	33,390	71			222

Incyte Corp (a)	44,290	168	Miscellaneous Manufacturers (0.77%)
Maxygen Inc (a)	4,400	39	Aptargroup Inc	9,517	336
Myriad Genetics Inc (a)	3,180	211	FreightCar America Inc	2,090	38

Seattle Genetics Inc (a)	11,470	102			374

United Therapeutics Corp (a)	1,910	119

		1,385	Networking Products (0.75%)

			3Com Corp (a)	81,720	186
Medical - Drugs (1.29%)			Anixter International Inc (a)	3,160	95
Array Biopharma Inc (a)	14,280	58	Polycom Inc (a)	6,330	86

Indevus Pharmaceuticals Inc (a)	41,250	130			367

Orexigen Therapeutics Inc (a)	9,120	51
PharMerica Corp (a)	10,300	161	Non-Hazardous Waste Disposal (0.07%)
Progenics Pharmaceuticals Inc (a)	10,440	108	Waste Services Inc (a)	5,187	34
XenoPort Inc (a)	4,800	120	Oil - Field Services (1.03%)

		628	Hornbeck Offshore Services Inc (a)	4,100	67

Medical - Generic Drugs (0.15%)			Matrix Service Co (a)	8,849	68
Perrigo Co	2,300	74	Oil States International Inc (a)	5,260	98
			Superior Energy Services Inc (a)	7,117	113
Medical - Hospitals (0.18%)			Willbros Group Inc (a)	18,060	153

Universal Health Services Inc	2,280	86			499

Medical - Nursing Homes (0.47%)			Oil Company - Exploration & Production (2.84%)
Ensign Group Inc/The	7,410	124	Arena Resources Inc (a)	4,070	114
Skilled Healthcare Group Inc (a)	12,130	102	Brigham Exploration Co (a)	7,120	23

		226	Comstock Resources Inc (a)	3,780	179

			Concho Resources Inc/Midland TX (a)	5,460	125
Medical - Outpatient & Home Medical Care (0.78%)
Amedisys Inc (a)	6,924	286	Mariner Energy Inc (a)	12,550	128
Gentiva Health Services Inc (a)	3,160	93	Penn Virginia Corp	7,770	202

		379	Petroquest Energy Inc (a)	16,470	111

			Rosetta Resources Inc (a)	15,603	110
Medical Imaging Systems (0.16%)			St Mary Land & Exploration Co	9,570	194
IRIS International Inc (a)	5,450	76	Swift Energy Co (a)	3,790	64
			Whiting Petroleum Corp (a)	3,850	129

Medical Instruments (0.86%)
					1,379

Conmed Corp (a)	3,710	89
Genomic Health Inc (a)	7,120	138	Oil Field Machinery & Equipment (0.22%)
Kensey Nash Corp (a)	7,210	140	Complete Production Services Inc (a)	8,410	69
Symmetry Medical Inc (a)	6,380	51	Flotek Industries Inc (a)	6,490	16

		418	Mitcham Industries Inc (a)	5,150	20

					105

Medical Laboratory & Testing Service (0.50%)
Icon PLC ADR (a)	12,240	241	Paper & Related Products (0.24%)
			Buckeye Technologies Inc (a)	32,600	119
Medical Products (0.68%)
American Medical Systems Holdings Inc (a)	9,100	82	Patient Monitoring Equipment (0.22%)
Zoll Medical Corp (a)	13,287	251	Masimo Corp (a)	3,550	106

		333

			Pharmacy Services (0.58%)
Metal Processors & Fabrication (0.46%)			Catalyst Health Solutions Inc (a)	11,620	283
Dynamic Materials Corp	8,180	158

See accompanying notes

315

Schedule of Investments
SmallCap Blend Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Physical Therapy & Rehabilitation Centers (0.30%)			REITS - Shopping Centers (0.85%)
Psychiatric Solutions Inc (a)	5,240 $	146	Inland Real Estate Corp	14,660 $		190
			Kite Realty Group Trust	4,930		27
Physician Practice Management (0.11%)			Ramco-Gershenson Properties Trust	8,400		52
Pediatrix Medical Group Inc (a)	1,666	53	Saul Centers Inc	1,820		72
			Urstadt Biddle Properties Inc	4,439		71

Private Corrections (0.37%)
						412

Cornell Cos Inc (a)	9,749	181
			Rental - Auto & Equipment (0.43%)
Property & Casualty Insurance (1.61%)			Rent-A-Center Inc/TX (a)	11,790		208
American Physicians Capital Inc	5,445	262
Amerisafe Inc (a)	5,350	110	Research & Development (0.40%)
Amtrust Financial Services Inc	12,422	144	Parexel International Corp (a)	19,820		192
CNA Surety Corp (a)	6,730	129
Tower Group Inc	4,934	139	Retail - Apparel & Shoe (1.40%)

		784	Dress Barn Inc (a)	14,370		154

			Genesco Inc (a)	9,400		159
Recreational Centers (0.18%)			Gymboree Corp (a)	7,450		194
Life Time Fitness Inc (a)	6,860	89	Wet Seal Inc/The (a)	58,107		173

						680

Reinsurance (2.96%)
Aspen Insurance Holdings Ltd	17,900	434	Retail - Fabric Store (0.35%)
IPC Holdings Ltd	11,320	339	Jo-Ann Stores Inc (a)	11,030		171
Max Capital Group Ltd	12,140	215
Platinum Underwriters Holdings Ltd	8,210	296	Retail - Restaurants (0.68%)
Validus Holdings Ltd	5,930	155	Einstein Noah Restaurant Group Inc (a)	11,390		66

		1,439	Jack in the Box Inc (a)	12,050		266

						332

REITS - Diversified (1.53%)
Entertainment Properties Trust	12,394	369	Retail - Sporting Goods (0.51%)
Washington Real Estate Investment Trust	12,230	346	Hibbett Sports Inc (a)	15,680		246
Winthrop Realty Trust	2,582	28	Savings & Loans - Thrifts (1.88%)

		743	Astoria Financial Corp	7,070		117

REITS - Healthcare (0.98%)			Dime Community Bancshares	6,910		92
Senior Housing Properties Trust	26,640	477	ESSA Bancorp Inc	6,450		91
			Flushing Financial Corp	7,280		87
REITS - Hotels (0.17%)			OceanFirst Financial Corp	2,479		41
LaSalle Hotel Properties	7,290	81	Provident Financial Services Inc	11,040		169
			United Financial Bancorp Inc	5,840		88
REITS - Mortgage (1.35%)
			Washington Federal Inc	7,080		106
Anthracite Capital Inc	16,920	38
			WSFS Financial Corp	2,560		123

Arbor Realty Trust Inc	7,080	21
						914

Capstead Mortgage Corp	4,190	45
Chimera Investment Corp	54,890	189	Schools (0.81%)
Gramercy Capital Corp/New York	16,881	22	DeVry Inc	3,560		204
MFA Mortgage Investments Inc	58,130	342	Grand Canyon Education Inc (a)	10,200		192

		657				396

REITS - Office Property (0.73%)			Seismic Data Collection (0.25%)
BioMed Realty Trust Inc	21,612	253	Dawson Geophysical Co (a)	4,402		78
Kilroy Realty Corp	3,010	101	ION Geophysical Corp (a)	12,573		43

		354				121

See accompanying notes

316

Schedule of Investments
SmallCap Blend Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Semiconductor Component - Integrated Circuits (1.86%)			Transport - Marine (0.30%)
Emulex Corp (a)	34,770 $	243	Eagle Bulk Shipping Inc	6,600 $	45
Integrated Device Technology Inc (a)	31,680	178	TBS International Ltd (a)	10,030	101

Pericom Semiconductor Corp (a)	15,400	84			146

Power Integrations Inc	11,987	238	Transport - Services (0.90%)
Standard Microsystems Corp (a)	9,764	160	HUB Group Inc (a)	10,966	291

		903	Pacer International Inc	14,160	148

Semiconductor Equipment (0.56%)					439

ATMI Inc (a)	6,260	97	Wire & Cable Products (0.51%)
Entegris Inc (a)	44,040	96	Belden Inc	11,970	250
Ultratech Inc (a)	6,570	79

		272	Wireless Equipment (0.16%)

Steel Pipe & Tube (0.20%)			Viasat Inc (a)	3,163	76
Northwest Pipe Co (a)	2,270	97
			Wound, Burn & Skin Care (0.13%)
Telecommunication Equipment (0.99%)			Obagi Medical Products Inc (a)	8,310	62
ADC Telecommunications Inc (a)	22,900	125
			X-Ray Equipment (0.30%)
Comtech Telecommunications Corp (a)	7,802	358

			Hologic Inc (a)	11,150	146

		483

			TOTAL COMMON STOCKS	$ 46,850

Telecommunication Equipment - Fiber Optics (0.17%)				Principal
Harmonic Inc (a)	15,080	85
				Amount	Value
				(000's)	(000's)

Telecommunication Services (1.31%)
Consolidated Communications Holdings Inc	15,930	189	SHORT TERM INVESTMENTS (3.07%)
MasTec Inc (a)	8,850	103	Commercial Paper (3.07%)
NTELOS Holdings Corp	1,710	42	Investment in Joint Trade Account; HSBC
			Funding
Premiere Global Services Inc (a)	35,480	305	0.05%, 1/ 2/2009	$ 747 $	747

		639	Investment in Joint Trading Account;

Telephone - Integrated (0.10%)			Prudential Funding
			0.05%, 1/ 2/2009	747	747

Alaska Communications Systems Group Inc	5,160	48
					1,494

Textile - Apparel (0.17%)			TOTAL SHORT TERM INVESTMENTS	$ 1,494

Perry Ellis International Inc (a)	12,720	81	Total Investments	$ 48,344
Therapeutics (0.71%)			Other Assets in Excess of Liabilities, Net - 0.57%		276

Allos Therapeutics Inc (a)	12,070	74	TOTAL NET ASSETS - 100.00%	$ 48,620

BioMarin Pharmaceutical Inc (a)	9,980	178
Vivus Inc (a)	17,860	95

			(a) Non-Income Producing Security
		347

Tobacco (0.15%)			Unrealized Appreciation (Depreciation)
Alliance One International Inc (a)	25,070	74	The net federal income tax unrealized appreciation (depreciation) and federal tax cost
			of investments held by the account as of the period end were as follows:
Toys (1.27%)
Jakks Pacific Inc (a)	18,560	383	Unrealized Appreciation	$ 2,637
Marvel Entertainment Inc (a)	7,600	234	Unrealized Depreciation		(19,662)

		617	Net Unrealized Appreciation (Depreciation)		(17,025)

			Cost for federal income tax purposes		65,369
Transactional Software (0.35%)			All dollar amounts are shown in thousands (000's)
Solera Holdings Inc (a)	7,120	172

See accompanying notes

317

	Schedule of Investments
	SmallCap Blend Account
	December 31, 2008
Portfolio Summary (unaudited)

Sector	Percent

Financial	25.21%
Consumer, Non-cyclical	21.27%
Industrial	16.48%
Consumer, Cyclical	10.10%
Technology	9.75%
Communications	6.54%
Utilities	4.36%
Energy	4.33%
Basic Materials	1.18%
Diversified	0.21%
Other Assets in Excess of Liabilities, Net	0.57%

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Futures	2.46%

	Futures Contracts

				Current	Unrealized
			Original	Market	Appreciation/
Type	Buy/Sell	Contracts	Value	Value	(Depreciation)

Russell 2000 Mini; March 2009	Buy	24	$ 1,129	$ 1,195	$ 66
All dollar amounts are shown in thousands (000's)

See accompanying notes

318

Schedule of Investments
SmallCap Growth Account II
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (97.65%)			COMMON STOCKS (continued)
Aerospace & Defense Equipment (0.78%)			Commercial Services (0.91%)
AAR Corp (a)	22,665 $	417	Healthcare Services Group	14,100 $		225
Kaman Corp	3,412	62	HMS Holdings Corp (a)	10,600		334

		479				559

Airlines (0.78%)			Commercial Services - Finance (0.08%)
Airtran Holdings Inc (a)	31,556	140	Bankrate Inc (a)	1,340		51
Allegiant Travel Co (a)	6,902	335

		475	Computer Aided Design (0.86%)

			Ansys Inc (a)	18,888		527
Alternative Waste Tech (0.79%)
Calgon Carbon Corp (a)	15,565	239	Computer Services (0.10%)
Darling International Inc (a)	44,262	243	iGate Corp	9,642		63

		482

Apparel Manufacturers (0.25%)			Computers - Integrated Systems (1.11%)
Under Armour Inc (a)	6,360	152	Brocade Communications Systems Inc (a)	24,920		70
			Micros Systems Inc (a)	19,995		326
Applications Software (2.36%)			Netscout Systems Inc (a)	8,019		69
Ebix Inc (a)	13,002	311	Stratasys Inc (a)	20,100		216

EPIQ Systems Inc (a)	6,972	116				681

Nuance Communications Inc (a)	75,542	783	Computers - Memory Devices (0.22%)
Progress Software Corp (a)	7,359	142	Data Domain Inc (a)	7,220		136
Verint Systems Inc (a)	13,372	93

		1,445	Computers - Peripheral Equipment (0.34%)

			Compellent Technologies Inc (a)	19,123		186
Auto/Truck Parts & Equipment - Original (0.40%)

Titan International Inc	21,700	179	Icad Inc (a)	20,439		23

Wonder Auto Technology Inc (a)	16,304	64				209

		243	Consulting Services (0.32%)

			CRA International Inc (a)	4,006		108
Auto/Truck Parts & Equipment - Replacement (0.07%)

Exide Technologies (a)	7,662	41	FTI Consulting Inc (a)	1,957		87

						195

Batteries & Battery Systems (0.56%)			Consumer Products - Miscellaneous (0.15%)
EnerSys (a)	22,100	243	Helen of Troy Ltd (a)	5,220		91
Greatbatch Inc (a)	3,891	103

		346	Containers - Metal & Glass (0.21%)

			Greif Inc	3,792		127
Building & Construction - Miscellaneous (0.19%)
Layne Christensen Co (a)	2,812	68	Containers - Paper & Plastic (0.92%)
MYR Group Inc/Delaware (a)	4,899	49	Rock-Tenn Co	16,513		564

		117

Building Products - Cement & Aggregate (0.19%)			Cosmetics & Toiletries (0.77%)
Texas Industries Inc	3,300	114	Chattem Inc (a)	6,600		472

Commercial Banks (2.15%)			Data Processing & Management (0.24%)
IBERIABANK Corp	4,831	232	FalconStor Software Inc (a)	53,700		149
PrivateBancorp Inc	11,438	371
			Decision Support Software (0.26%)
Prosperity Bancshares Inc	5,072	150
			DemandTec Inc (a)	7,114		57
SVB Financial Group (a)	7,346	192
			Interactive Intelligence Inc (a)	8,377		54
Texas Capital Bancshares Inc (a)	21,911	293
			Wind River Systems Inc (a)	5,146		47

Wilshire Bancorp Inc	8,340	76

						158

		1,314

See accompanying notes

319

Schedule of Investments
SmallCap Growth Account II
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Diagnostic Equipment (1.10%)			Energy - Alternate Sources (continued)
Cepheid Inc (a)	11,452 $	119	Headwaters Inc (a)	7,010 $	47

Hansen Medical Inc (a)	13,600	98			105

Immucor Inc (a)	17,076	454	Engineering - Research & Development Services (1.75%)

		671	EMCOR Group Inc (a)	22,420	503

Diagnostic Kits (0.02%)			Stanley Inc (a)	13,000	471
Medtox Scientific Inc (a)	1,829	15	VSE Corp	2,509	98

					1,072

Distribution & Wholesale (0.99%)
Chindex International Inc (a)	8,187	65	Enterprise Software & Services (2.34%)
FGX International Holdings Ltd (a)	5,368	74	Advent Software Inc (a)	5,041	101
LKQ Corp (a)	39,962	466	Concur Technologies Inc (a)	3,248	107

		605	MedAssets Inc (a)	22,300	325

			Omnicell Inc (a)	28,900	353
Diversified Manufacturing Operations (1.35%)			Ultimate Software Group Inc (a)	37,293	544

Ameron International Corp	782	49			1,430

Colfax Corp (a)	5,200	54
ESCO Technologies Inc (a)	14,538	596	Environmental Consulting & Engineering (0.20%)
Koppers Holdings Inc	6,061	131	Tetra Tech Inc (a)	4,974	120

		830	E-Services - Consulting (0.72%)

Drug Delivery Systems (0.25%)			GSI Commerce Inc (a)	41,996	442
Alkermes Inc (a)	14,200	151
			Finance - Consumer Loans (0.15%)
E-Commerce - Products (0.09%)			Portfolio Recovery Associates Inc (a)	2,669	90
1-800-FLOWERS.COM Inc (a)	14,018	54
			Food - Miscellaneous/Diversified (1.41%)
Educational Software (1.11%)			Chiquita Brands International Inc (a)	37,484	554
Blackboard Inc (a)	21,930	575	Diamond Foods Inc	15,493	312

SkillSoft PLC ADR (a)	14,350	103			866

		678	Footwear & Related Apparel (0.95%)

Electronic Components - Miscellaneous (0.15%)			Deckers Outdoor Corp (a)	1,000	80
Daktronics Inc	4,847	46	Iconix Brand Group Inc (a)	42,737	418
Technitrol Inc	14,125	49	Steven Madden Ltd (a)	4,021	86

		95			584

Electronic Components - Semiconductors (1.78%)			Hazardous Waste Disposal (1.34%)
Advanced Analogic Technologies Inc (a)	10,877	33	American Ecology Corp	8,068	163
Cavium Networks Inc (a)	23,293	245	Clean Harbors Inc (a)	7,800	495
Diodes Inc (a)	16,550	100	EnergySolutions Inc	29,200	165

Microsemi Corp (a)	44,379	561			823

Monolithic Power Systems Inc (a)	12,202	154	Health Care Cost Containment (0.14%)

		1,093	Transcend Services Inc (a)	8,577	84

Electronic Measurement Instruments (1.91%)
Axsys Technologies Inc (a)	5,634	309	Housewares (0.03%)
Badger Meter Inc	2,782	81	Lifetime Brands Inc	6,069	22
Flir Systems Inc (a)	16,893	518
			Human Resources (0.14%)
Itron Inc (a)	3,515	224
			Kenexa Corp (a)	4,429	35
LeCroy Corp (a)	12,055	37

			SuccessFactors Inc (a)	8,454	49

		1,169

					84

Energy - Alternate Sources (0.17%)
FuelCell Energy Inc (a)	14,897	58

See accompanying notes		320

Schedule of Investments
SmallCap Growth Account II
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Identification Systems - Development (0.12%)			Medical - Biomedical/Gene (5.27%)
Cogent Inc (a)	5,300 $	72	Alexion Pharmaceuticals Inc (a)	8,482 $	307
			Bio-Rad Laboratories Inc (a)	2,036	153
Industrial Gases (0.83%)			Celera Corp (a)	18,311	204
Airgas Inc	13,060	509	Emergent Biosolutions Inc (a)	2,516	66
			Halozyme Therapeutics Inc (a)	27,300	153
Instruments - Scientific (0.19%)
			Illumina Inc (a)	15,209	396
FEI Co (a)	6,120	115
			Incyte Corp (a)	22,500	85
Internet Application Software (0.14%)			Martek Biosciences Corp (a)	11,920	361
Cybersource Corp (a)	7,079	85	Myriad Genetics Inc (a)	5,445	361
			OSI Pharmaceuticals Inc (a)	5,177	202
Internet Content - Entertainment (0.13%)			Regeneron Pharmaceuticals Inc (a)	11,000	202
Shanda Interactive Entertainment Ltd ADR (a)	2,423	78	Seattle Genetics Inc (a)	19,100	171
			Sequenom Inc (a)	19,968	396
Internet Content - Information & News (0.12%)			United Therapeutics Corp (a)	2,733	171

TheStreet.com Inc	26,082	76			3,228

Internet Incubators (0.26%)			Medical - Drugs (0.60%)
Internet Capital Group Inc (a)	29,151	159	Array Biopharma Inc (a)	23,400	95
			Auxilium Pharmaceuticals Inc (a)	6,600	188
Internet Infrastructure Equipment (0.10%)			Rigel Pharmaceuticals Inc (a)	10,400	83

Avocent Corp (a)	3,293	59			366

Internet Infrastructure Software (0.94%)			Medical - Generic Drugs (0.81%)
AsiaInfo Holdings Inc (a)	11,833	140	Par Pharmaceutical Cos Inc (a)	2,570	35
F5 Networks Inc (a)	19,100	437	Perrigo Co	14,373	464

		577			499

Internet Security (0.25%)			Medical - Outpatient & Home Medical Care (0.59%)
Blue Coat Systems Inc (a)	18,000	151	LHC Group Inc (a)	10,100	364

Internet Telephony (0.24%)			Medical Information Systems (2.08%)
j2 Global Communications Inc (a)	7,260	146	Allscripts-Misys Healthcare Solutions Inc	6,675	66
			Computer Programs & Systems Inc	2,035	54
Lasers - Systems & Components (0.48%)			Eclipsys Corp (a)	19,498	277
II-VI Inc (a)	15,511	296	Phase Forward Inc (a)	55,579	696
			Quality Systems Inc	4,080	178

Machinery - Construction & Mining (0.09%)					1,271

Bucyrus International Inc	2,967	55
			Medical Instruments (4.95%)
Machinery - General Industry (1.42%)			Bruker BioSciences Corp (a)	8,544	34
DXP Enterprises Inc (a)	5,888	86	Conmed Corp (a)	11,700	280
Middleby Corp (a)	8,834	241	CryoLife Inc (a)	5,053	49
Wabtec Corp	13,645	542	Genomic Health Inc (a)	10,900	212

		869	Integra LifeSciences Holdings Corp (a)	13,100	466

			Natus Medical Inc (a)	24,300	315
Machinery - Print Trade (0.09%)			NuVasive Inc (a)	4,092	142
Presstek Inc (a)	16,961	54
			Thoratec Corp (a)	30,383	987
Machinery Tools & Related Products (0.60%)			Volcano Corp (a)	36,580	549

Kennametal Inc	13,130	291			3,034

Thermadyne Holdings Corp (a)	10,864	75	Medical Laboratory & Testing Service (1.25%)

		366	Bio-Reference Labs Inc (a)	16,118	423

See accompanying notes

321

Schedule of Investments
SmallCap Growth Account II
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Medical Laboratory & Testing Service			Oil Company - Exploration & Production (3.95%)
(continued)			Arena Resources Inc (a)	21,864 $	614
Icon PLC ADR (a)	17,400 $	342	Atlas Energy Resources LLC	6,138	78

		765	Comstock Resources Inc (a)	3,830	181

Medical Laser Systems (0.06%)			EXCO Resources Inc (a)	12,857	117
Biolase Technology Inc (a)	24,000	36	GMX Resources Inc (a)	8,170	207
			Mariner Energy Inc (a)	23,896	244
Medical Products (2.31%)			Penn Virginia Corp	7,703	200
BioMimetic Therapeutics Inc (a)	19,443	179	PetroHawk Energy Corp (a)	8,574	134
Cantel Medical Corp (a)	1,224	18	Whiting Petroleum Corp (a)	19,241	644

Cyberonics Inc (a)	5,306	88			2,419

Haemonetics Corp (a)	13,080	739
Luminex Corp (a)	12,147	259	Oil Field Machinery & Equipment (0.46%)
Wright Medical Group Inc (a)	6,452	132	Complete Production Services Inc (a)	22,700	185

		1,415	T-3 Energy Services Inc (a)	10,400	98

					283

Medical Sterilization Products (0.42%)
STERIS Corp	10,800	258	Patient Monitoring Equipment (0.76%)
			Masimo Corp (a)	13,208	394
Metal Processors & Fabrication (0.33%)			Somanetics Corp (a)	4,257	70

CIRCOR International Inc	1,738	48			464

Hawk Corp (a)	4,398	73	Pharmacy Services (0.11%)
Kaydon Corp	2,291	79	BioScrip Inc (a)	29,490	65

		200

Miscellaneous Manufacturers (0.14%)			Physical Therapy & Rehabilitation Centers (1.33%)
American Railcar Industries Inc	2,758	29	Psychiatric Solutions Inc (a)	25,735	717
FreightCar America Inc	3,171	58	RehabCare Group Inc (a)	6,444	97

		87			814

MRI - Medical Diagnostic Imaging (0.11%)			Physician Practice Management (0.34%)
Alliance Imaging Inc (a)	8,445	67	Pediatrix Medical Group Inc (a)	6,587	209

Multi-Line Insurance (0.61%)			Power Converter & Supply Equipment (0.50%)
HCC Insurance Holdings Inc	13,958	373	A-Power Energy Generation Systems Ltd (a)	6,370	27
			Energy Conversion Devices Inc (a)	8,241	208
Multimedia (0.71%)			Powell Industries Inc (a)	2,488	72

Factset Research Systems Inc	9,859	436			307

			Printing - Commercial (0.11%)
Networking Products (0.66%)			VistaPrint Ltd (a)	3,499	65
Atheros Communications Inc (a)	8,370	120
BigBand Networks Inc (a)	14,105	78	Property & Casualty Insurance (0.76%)
Ixia (a)	36,021	208	Navigators Group Inc (a)	6,987	384

		406	PMA Capital Corp (a)	11,793	83

Non-Hazardous Waste Disposal (0.69%)					467

Waste Connections Inc (a)	13,398	423	Publicly Traded Investment Fund (0.41%)
			iShares Russell 2000 Growth Index Fund	4,900	249
Oil - Field Services (0.68%)
Core Laboratories NV	3,418	205	Quarrying (0.56%)
Hornbeck Offshore Services Inc (a)	7,377	120	Compass Minerals International Inc	5,877	345
Tetra Technologies Inc (a)	19,368	94

		419	Reinsurance (0.22%)

			Argo Group International Holdings Ltd (a)	3,892	132

See accompanying notes

322

Schedule of Investments
SmallCap Growth Account II
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
REITS - Healthcare (0.85%)			Semiconductor Component - Integrated
Ventas Inc	15,549 $	522	Circuits (continued)
			Power Integrations Inc	14,141 $	281

REITS - Office Property (0.22%)					645

BioMed Realty Trust Inc	11,432	134	Semiconductor Equipment (0.23%)
			Amtech Systems Inc (a)	8,178	30
REITS - Single Tenant (0.32%)			Varian Semiconductor Equipment
National Retail Properties Inc	11,340	195	Associates Inc (a)	5,978	109

					139

Research & Development (1.21%)
Kendle International Inc (a)	26,604	684	Software Tools (0.29%)
Parexel International Corp (a)	6,163	60	ArcSight Inc (a)	22,400	179

		744

			Steel - Producers (0.31%)
Respiratory Products (0.98%)			Steel Dynamics Inc	16,844	188
Resmed Inc (a)	15,999	600
			Superconductor Production & Systems (0.15%)
Retail - Apparel & Shoe (2.98%)			American Superconductor Corp (a)	5,450	89
Aeropostale Inc (a)	26,580	428
Chico's FAS Inc (a)	62,300	260	Telecommunication Equipment (2.10%)
Childrens Place Retail Stores Inc/The (a)	13,669	296	Applied Signal Technology Inc	6,240	112
Finish Line	11,353	64	Comtech Telecommunications Corp (a)	9,900	454
Gymboree Corp (a)	2,900	76	Nice Systems Ltd ADR (a)	32,069	720

Phillips-Van Heusen Corp	16,528	333			1,286

Wet Seal Inc/The (a)	123,424	366	Telecommunication Equipment - Fiber Optics (0.36%)

		1,823	Harmonic Inc (a)	38,995	219

Retail - Discount (0.62%)
99 Cents Only Stores (a)	34,747	380	Telecommunication Services (1.43%)
			NeuStar Inc (a)	9,618	184
Retail - Perfume & Cosmetics (0.36%)			Neutral Tandem Inc (a)	42,637	692

Ulta Salon Cosmetics & Fragrance Inc (a)	26,577	220			876

Retail - Restaurants (2.74%)			Therapeutics (1.96%)
BJ's Restaurants Inc (a)	21,865	235	Allos Therapeutics Inc (a)	20,400	125
California Pizza Kitchen Inc (a)	10,191	109	BioMarin Pharmaceutical Inc (a)	25,721	458
CKE Restaurants Inc	41,652	362	Isis Pharmaceuticals Inc (a)	11,967	169
Panera Bread Co (a)	12,400	648	Medarex Inc (a)	27,037	151
Texas Roadhouse Inc (a)	41,800	324	Onyx Pharmaceuticals Inc (a)	8,729	298

		1,678			1,201

			Toys (1.13%)
Retail - Sporting Goods (0.48%)
			Marvel Entertainment Inc (a)	22,510	692
Hibbett Sports Inc (a)	18,700	294
			Transactional Software (0.40%)
Schools (1.21%)
			Innerworkings Inc (a)	37,100	243
American Public Education Inc (a)	1,549	58
Capella Education Co (a)	7,530	443	Transport - Marine (0.12%)
Corinthian Colleges Inc (a)	10,095	165	Genco Shipping & Trading Ltd	5,139	76
K12 Inc (a)	4,073	76

		742	Transport - Services (1.40%)

Semiconductor Component - Integrated Circuits (1.05%)			HUB Group Inc (a)	32,267	856
Cirrus Logic Inc (a)	11,622	31
			Transport - Truck (1.19%)
Hittite Microwave Corp (a)	11,300	333	Landstar System Inc	14,136	543

See accompanying notes

323

		Schedule of Investments
	SmallCap Growth Account II
		December 31, 2008

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Transport - Truck (continued)
Old Dominion Freight Line Inc (a)	6,563 $	187

		730

Veterinary Diagnostics (0.63%)
Neogen Corp (a)	2,585	64
VCA Antech Inc (a)	16,132	321

		385

Web Hosting & Design (0.13%)
NIC Inc	17,641	81

Wireless Equipment (1.92%)
Ceragon Networks Ltd (a)	27,800	141
Globecomm Systems Inc (a)	4,436	24
SBA Communications Corp (a)	32,559	531
Viasat Inc (a)	19,941	480

		1,176

TOTAL COMMON STOCKS	$ 59,799

Total Investments	$ 59,799
Other Assets in Excess of Liabilities, Net - 2.35%		1,440

TOTAL NET ASSETS - 100.00%	$ 61,239

(a) Non-Income Producing Security

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 2,570
Unrealized Depreciation		(25,123)

Net Unrealized Appreciation (Depreciation)		(22,553)
Cost for federal income tax purposes		82,352
All dollar amounts are shown in thousands (000's)

	Portfolio Summary (unaudited)

Sector		Percent

Consumer, Non-cyclical		30.31%
Industrial		17.85%
Technology		14.77%
Consumer, Cyclical		11.77%
Communications		10.30%
Financial		5.27%
Energy		5.27%
Basic Materials		1.70%
Exchange Traded Funds		0.41%
Other Assets in Excess of Liabilities, Net		2.35%

TOTAL NET ASSETS		100.00%

See accompanying notes

324

Schedule of Investments
SmallCap Value Account I
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (95.93%)			COMMON STOCKS (continued)
Advanced Materials & Products (0.32%)			Building - Heavy Construction (continued)
Ceradyne Inc (a)	18,200 $	370	Perini Corp (a)	5,000 $		117

						253

Aerospace & Defense (0.29%)
Esterline Technologies Corp (a)	8,900	337	Building & Construction - Miscellaneous (0.16%)
			Dycom Industries Inc (a)	13,100		108
Aerospace & Defense Equipment (0.79%)			Layne Christensen Co (a)	3,100		74

Curtiss-Wright Corp	9,700	324				182

Ducommun Inc	4,000	67	Building & Construction Products -
Heico Corp	4,800	186	Miscellaneous (0.56%)
Moog Inc (a)	4,550	167	Gibraltar Industries Inc	26,700		319
Triumph Group Inc	4,100	174	NCI Building Systems Inc (a)	10,800		176

		918	Quanex Building Products Corp	16,250		152

						647

Agricultural Operations (0.09%)
Andersons Inc/The	6,600	109	Building Products - Air & Heating (0.46%)
			AAON Inc	1,200		25
Airlines (1.19%)			Comfort Systems USA Inc	48,575		515

Alaska Air Group Inc (a)	2,600	76				540

Hawaiian Holdings Inc (a)	26,900	171	Building Products - Doors & Windows (0.13%)
Republic Airways Holdings Inc (a)	42,800	457	Apogee Enterprises Inc	15,200		157
Skywest Inc	23,800	443
US Airways Group Inc (a)	30,500	236	Building Products - Wood (0.21%)

		1,383	Universal Forest Products Inc	9,200		248

Apparel Manufacturers (0.34%)
Carter's Inc (a)	7,700	148	Cellular Telecommunications (0.48%)
			Centennial Communications Corp (a)	32,200		260
Columbia Sportswear Co	2,100	74
			Syniverse Holdings Inc (a)	25,500		304

Maidenform Brands Inc (a)	14,900	151
						564

Oxford Industries Inc	900	8
Quiksilver Inc (a)	5,100	10	Chemicals - Diversified (0.58%)

		391	Aceto Corp	4,900		49

			Innophos Holdings Inc	9,900		196
Applications Software (0.21%)
			Innospec Inc	9,100		54
American Reprographics Co (a)	6,400	44
			Olin Corp	14,225		257
Progress Software Corp (a)	6,300	121
			Rockwood Holdings Inc (a)	11,100		120

Quest Software Inc (a)	6,400	81

						676

		246

			Chemicals - Plastics (0.26%)
Auto - Truck Trailers (0.08%)
			Schulman A Inc	11,875		202
Wabash National Corp	21,800	98
			Spartech Corp	16,100		101

Auto/Truck Parts & Equipment - Original (0.05%)						303

Lear Corp (a)	40,000	56	Chemicals - Specialty (1.28%)
			Ashland Inc	7,500		79
Auto/Truck Parts & Equipment - Replacement (0.34%)			Ferro Corp	5,900		42
ATC Technology Corp/IL (a)	27,200	398	HB Fuller Co	20,600		332
Commercial Vehicle Group Inc (a)	4,500	4	Minerals Technologies Inc	3,400		139

		402	NewMarket Corp	4,300		150

Broadcasting Services & Programming (0.07%)			OM Group Inc (a)	4,900		103
DG FastChannel Inc (a)	6,600	82	Sensient Technologies Corp	19,800		473
			WR Grace & Co (a)	8,600		51
Building - Heavy Construction (0.22%)
Granite Construction Inc	3,100	136

See accompanying notes

325

Schedule of Investments
SmallCap Value Account I
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Chemicals - Specialty (continued)			Commercial Banks (continued)
Zep Inc	6,400 $	124	Integra Bank Corp	8,400 $	12

		1,493	Lakeland Bancorp Inc	10,200	115

Circuit Boards (0.26%)			Lakeland Financial Corp	6,200	148
Park Electrochemical Corp	7,475	142	MainSource Financial Group Inc	15,621	242
TTM Technologies Inc (a)	31,300	163	Nara Bancorp Inc	11,400	112

		305	National Penn Bancshares Inc	48,961	710

			NBT Bancorp Inc	12,300	344
Collectibles (0.07%)			Old National Bancorp/IN	14,100	256
RC2 Corp (a)	8,000	85	Old Second Bancorp Inc	1,400	16
Commercial Banks (13.27%)			Oriental Financial Group Inc	9,300	56
1st Source Corp	5,210	123	Pacific Capital Bancorp NA	24,900	420
Amcore Financial Inc	5,661	21	PacWest Bancorp	5,100	137
Ameris Bancorp	6,840	81	Peoples Bancorp Inc/OH	5,465	105
Bancfirst Corp	2,900	153	Prosperity Bancshares Inc	10,500	311
Banco Latinoamericano de Exportaciones SA	10,800	155	Provident Bankshares Corp	16,200	157
Bank of the Ozarks Inc	3,300	98	Renasant Corp	8,350	142
Banner Corp	2,500	24	Republic Bancorp Inc/KY	5,235	142
Cathay General Bancorp	5,200	124	S&T Bancorp Inc	14,300	508
Central Pacific Financial Corp	15,700	158	SCBT Financial Corp	1,102	38
Chemical Financial Corp	7,193	201	Sierra Bancorp	4,800	101
Citizens Republic Bancorp Inc	7,155	21	Simmons First National Corp	3,900	115
City Bank/Lynnwood WA	8,300	43	Southside Bancshares Inc	8,500	200
City Holding Co	15,000	522	Southwest Bancorp Inc/Stillwater OK	15,500	201
Colonial BancGroup Inc/The	38,900	81	StellarOne Corp	951	16
Columbia Banking System Inc	8,757	104	Sterling Bancorp/NY	6,800	95
Community Bank System Inc	16,400	400	Sterling Bancshares Inc/TX	25,550	155
Community Trust Bancorp Inc	14,463	532	Sterling Financial Corp/WA	32,520	286
CVB Financial Corp	97,050	1,155	Suffolk Bancorp	2,600	93
East West Bancorp Inc	12,500	200	Susquehanna Bancshares Inc	7,900	126
Farmers Capital Bank Corp	2,800	68	SVB Financial Group (a)	2,650	70
Financial Institutions Inc	2,185	31	Trico Bancshares	6,300	157
First Bancorp/Puerto Rico	37,800	421	UCBH Holdings Inc	23,500	162
First Bancorp/Troy NC	3,200	59	UMB Financial Corp	5,400	265
First Commonwealth Financial Corp	13,250	164	Umpqua Holdings Corp	19,768	286
First Community Bancshares Inc/VA	4,900	171	Union Bankshares Corp/VA	3,150	78
First Financial Bancorp	9,400	116	United Bankshares Inc	4,100	136
First Financial Bankshares Inc	2,900	160	United Community Banks Inc/GA	14,218	193
First Merchants Corp	6,500	144	Washington Trust Bancorp Inc	5,400	107
First South Bancorp Inc/Washington NC	1,200	15	West Bancorporation Inc	3,500	43
FirstMerit Corp	32,100	661	West Coast Bancorp/OR	17,500	115
FNB Corp/PA	27,675	365	Westamerica Bancorporation	2,900	148
Glacier Bancorp Inc	3,200	61	Wilshire Bancorp Inc	23,600	214
Green Bankshares Inc	9,589	130	Yadkin Valley Financial Corp	800	11

Hancock Holding Co	3,500	159			15,465

Hanmi Financial Corp	51,200	106	Commercial Services - Finance (1.08%)
Heartland Financial USA Inc	2,900	60	Advance America Cash Advance Centers Inc	15,100	28
Heritage Commerce Corp	1,100	12	Deluxe Corp	55,125	825
IBERIABANK Corp	13,500	648	Dollar Financial Corp (a)	22,928	236
Independent Bank Corp/Rockland MA	14,300	374	Global Cash Access Holdings Inc (a)	25,600	57

See accompanying notes		326

Schedule of Investments
SmallCap Value Account I
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Commercial Services - Finance (continued)			Containers - Metal & Glass (continued)
Heartland Payment Systems Inc	6,400 $	112	Silgan Holdings Inc	9,700 $	464

		1,258			623

Communications Software (0.04%)			Containers - Paper & Plastic (0.61%)
Digi International Inc (a)	5,900	48	Rock-Tenn Co	20,900	714

Computer Aided Design (0.30%)			Cosmetics & Toiletries (0.18%)
Aspen Technology Inc (a)	31,100	231	Bare Escentuals Inc (a)	19,700	103
Parametric Technology Corp (a)	9,380	118	Elizabeth Arden Inc (a)	8,900	112

		349			215

Computer Services (0.59%)			Data Processing & Management (0.14%)
Ciber Inc (a)	17,500	84	CSG Systems International Inc (a)	8,100	142
COMSYS IT Partners Inc (a)	6,600	15	infoGROUP Inc	3,600	17

Insight Enterprises Inc (a)	8,100	56			159

Perot Systems Corp (a)	25,650	351	Decision Support Software (0.03%)
SYKES Enterprises Inc (a)	8,700	166	SPSS Inc (a)	1,200	32
Virtusa Corp (a)	2,700	15

		687	Disposable Medical Products (0.06%)

Computers (0.01%)			ICU Medical Inc (a)	2,275	75
Palm Inc (a)	3,380	10
			Distribution & Wholesale (0.70%)
Computers - Integrated Systems (0.02%)			Brightpoint Inc (a)	18,100	79
Radisys Corp (a)	4,100	23	Core-Mark Holding Co Inc (a)	3,600	77
			Fossil Inc (a)	4,700	79
Computers - Memory Devices (0.15%)			Pool Corp	3,200	58
Imation Corp	9,500	129	School Specialty Inc (a)	700	13
Quantum Corp (a)	72,600	26	United Stationers Inc (a)	7,400	248
Silicon Storage Technology Inc (a)	9,100	21	Watsco Inc	6,700	257

		176			811

Computers - Peripheral Equipment (0.13%)			Diversified Manufacturing Operations (2.20%)
Electronics for Imaging Inc (a)	16,400	157	Actuant Corp	8,600	163
			Acuity Brands Inc	16,100	562
Consulting Services (0.65%)			Ameron International Corp	5,700	359
CRA International Inc (a)	1,200	33	AO Smith Corp	5,400	159
Forrester Research Inc (a)	2,200	62	AZZ Inc (a)	6,800	171
Gartner Inc (a)	13,700	244	Barnes Group Inc	29,700	431
MAXIMUS Inc	1,000	35	Brink's Co/The	3,500	94
Watson Wyatt Worldwide Inc	8,075	386	EnPro Industries Inc (a)	21,200	457

		760	Koppers Holdings Inc	7,875	170

Consumer Products - Miscellaneous (1.26%)					2,566

American Greetings Corp	9,200	70	Diversified Operations (0.09%)
Blyth Inc	11,100	87	Compass Diversified Holdings	8,900	100
Helen of Troy Ltd (a)	20,800	361
Jarden Corp (a)	2,465	28	Diversified Operations & Commercial Services (0.19%)
Prestige Brands Holdings Inc (a)	18,500	195	Viad Corp	9,000	223
Tupperware Brands Corp	31,800	722

		1,463	E-Commerce - Products (0.06%)

			Blue Nile Inc (a)	2,700	66
Containers - Metal & Glass (0.53%)
Greif Inc	4,750	159

See accompanying notes

327

Schedule of Investments
SmallCap Value Account I
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Electric - Integrated (3.60%)			Enterprise Software & Services (continued)
Avista Corp	7,300 $	142	Sybase Inc (a)	28,900 $	716
Cleco Corp	21,950	501	SYNNEX Corp (a)	14,400	163

El Paso Electric Co (a)	27,725	502			1,310

Portland General Electric Co	64,800	1,262	Entertainment Software (0.04%)
UIL Holdings Corp	7,000	210	Take-Two Interactive Software Inc (a)	6,900	52
Unisource Energy Corp	29,000	851
Westar Energy Inc	35,800	734	Fiduciary Banks (0.16%)

		4,202	Boston Private Financial Holdings Inc	27,700	189

Electric Products - Miscellaneous (0.46%)
			Finance - Consumer Loans (0.56%)
GrafTech International Ltd (a)	49,600	413
			Encore Capital Group Inc (a)	6,900	50
Molex Inc	8,300	120

			Nelnet Inc	6,800	97
		533

			Ocwen Financial Corp (a)	11,600	107
Electronic Components - Miscellaneous (0.72%)			World Acceptance Corp (a)	20,500	405

Benchmark Electronics Inc (a)	25,600	327			659

CTS Corp	24,525	135
			Finance - Credit Card (0.05%)
Methode Electronics Inc	9,500	64
			Advanta Corp - Class B	7,318	16
OSI Systems Inc (a)	5,575	77
			CompuCredit Corp (a)	8,000	44

Plexus Corp (a)	3,700	63
					60

Rogers Corp (a)	2,700	75
Sanmina-SCI Corp (a)	110,800	52	Finance - Investment Banker & Broker (2.07%)
Technitrol Inc	12,075	42	Greenhill & Co Inc	2,050	143

		835	Interactive Brokers Group Inc (a)	5,300	95

			Knight Capital Group Inc (a)	45,625	737
Electronic Components - Semiconductors (1.26%)			LaBranche & Co Inc (a)	15,300	73
Amkor Technology Inc (a)	56,000	122
			optionsXpress Holdings Inc	7,500	100
Applied Micro Circuits Corp (a)	18,050	71
			Penson Worldwide Inc (a)	9,300	71
DSP Group Inc (a)	10,300	83
			Piper Jaffray Cos (a)	4,800	191
IXYS Corp	6,700	55
			Stifel Financial Corp (a)	14,600	669
Lattice Semiconductor Corp (a)	13,900	21
			SWS Group Inc	17,600	334

PMC - Sierra Inc (a)	54,100	263
					2,413

QLogic Corp (a)	9,550	128
Semtech Corp (a)	8,000	90	Finance - Leasing Company (0.17%)
Silicon Laboratories Inc (a)	4,400	109	Financial Federal Corp	8,750	204
Skyworks Solutions Inc (a)	60,900	338
Zoran Corp (a)	27,100	185	Finance - Mortgage Loan/Banker (0.08%)

			Federal Agricultural Mortgage Corp	26,600	93
		1,465

Electronic Design Automation (0.07%)			Finance - Other Services (0.01%)
Mentor Graphics Corp (a)	16,600	86	BGC Partners Inc	2,600	7

Electronic Measurement Instruments (0.04%)			Financial Guarantee Insurance (0.22%)
Analogic Corp	1,500	41	AMBAC Financial Group Inc	28,900	37
			Assured Guaranty Ltd	19,200	219

Engineering - Research & Development Services (0.39%)					256

EMCOR Group Inc (a)	20,075	450
			Food - Baking (0.06%)
Enterprise Software & Services (1.12%)			Flowers Foods Inc	2,700	66
JDA Software Group Inc (a)	6,300	83
Mantech International Corp (a)	3,800	206	Food - Canned (0.35%)
MedAssets Inc (a)	4,800	70	Del Monte Foods Co	18,600	133
MicroStrategy Inc (a)	1,950	72

See accompanying notes		328

Schedule of Investments
SmallCap Value Account I
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Food - Canned (continued)			Human Resources (continued)
TreeHouse Foods Inc (a)	10,100 $	275	Kelly Services Inc	6,500 $		84

		408	Kforce Inc (a)	10,900		84

Food - Miscellaneous/Diversified (0.67%)			Korn/Ferry International (a)	11,700		134
Chiquita Brands International Inc (a)	19,500	288	MPS Group Inc (a)	19,500		147
Hain Celestial Group Inc (a)	2,800	54	Spherion Corp (a)	24,200		53

Ralcorp Holdings Inc (a)	7,500	438	TrueBlue Inc (a)	11,100		106

		780				683

Food - Retail (0.07%)			Identification Systems - Development (0.16%)
Ruddick Corp	3,100	86	Brady Corp	1,900		45
			Checkpoint Systems Inc (a)	14,925		147

Food - Wholesale & Distribution (1.63%)						192

Fresh Del Monte Produce Inc (a)	21,500	482	Instruments - Scientific (0.07%)
Nash Finch Co	19,900	893	FEI Co (a)	4,500		85
Spartan Stores Inc	22,500	523

		1,898	Internet Application Software (0.30%)

Footwear & Related Apparel (0.50%)			Interwoven Inc (a)	21,500		271

Deckers Outdoor Corp (a)	2,200	176	Vignette Corp (a)	8,425		79

Skechers U.S.A. Inc (a)	6,500	83				350

Steven Madden Ltd (a)	3,500	75	Internet Infrastructure Equipment (0.23%)
Timberland Co (a)	12,200	141	Avocent Corp (a)	14,900		267
Wolverine World Wide Inc	5,425	114

		589	Internet Infrastructure Software (0.19%)

			TIBCO Software Inc (a)	41,600		216
Funeral Services & Related Items (0.12%)
Stewart Enterprises Inc	45,800	138	Internet Security (0.06%)
			SonicWALL Inc (a)	16,750		67
Gas - Distribution (3.46%)
Atmos Energy Corp	5,975	142	Intimate Apparel (0.11%)
Laclede Group Inc/The	7,700	361	Warnaco Group Inc/The (a)	6,500		128
New Jersey Resources Corp	28,550	1,123
Nicor Inc	7,300	253	Investment Companies (0.32%)
Northwest Natural Gas Co	1,875	83	MCG Capital Corp	18,201		13
Piedmont Natural Gas Co	7,000	222	Patriot Capital Funding Inc	41,329		150
South Jersey Industries Inc	9,000	359	Prospect Capital Corp	17,423		209

Southwest Gas Corp	32,300	814				372

WGL Holdings Inc	20,750	678	Investment Management & Advisory Services (0.08%)

		4,035	Waddell & Reed Financial Inc	5,675		88

Gold Mining (0.13%)
Royal Gold Inc	3,100	153	Lasers - Systems & Components (0.13%)
			Cymer Inc (a)	2,025		44
Home Furnishings (0.11%)			Electro Scientific Industries Inc (a)	1,300		9
Ethan Allen Interiors Inc	5,100	74	Newport Corp (a)	6,800		46
Furniture Brands International Inc	23,200	51	Rofin-Sinar Technologies Inc (a)	2,325		48

		125				147

Hotels & Motels (0.17%)			Life & Health Insurance (0.60%)
Choice Hotels International Inc	6,600	198	American Equity Investment Life Holding Co	12,400		87
			Delphi Financial Group Inc	32,500		599
Human Resources (0.59%)			Phoenix Cos Inc/The	5,400		18

Cross Country Healthcare Inc (a)	8,500	75				704

See accompanying notes

329

Schedule of Investments
SmallCap Value Account I
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Machinery - Electrical (0.55%)			Medical - Outpatient & Home Medical Care
Regal-Beloit Corp	16,775 $	637	(continued)
			Res-Care Inc (a)	13,500 $	203

Machinery - General Industry (1.56%)					896

Applied Industrial Technologies Inc	48,850	924	Medical Instruments (0.44%)
Kadant Inc (a)	800	11	Conmed Corp (a)	21,300	510
Robbins & Myers Inc	2,600	42
Tennant Co	5,300	82	Medical Products (0.38%)
Wabtec Corp	19,100	759	Invacare Corp	22,600	351

		1,818	PSS World Medical Inc (a)	5,200	98

Machinery - Material Handling (0.20%)					449

Cascade Corp	2,200	66	Medical Sterilization Products (0.11%)
Columbus McKinnon Corp/NY (a)	12,650	172	STERIS Corp	5,200	124

		238

			Metal Processors & Fabrication (0.52%)
Medical - Biomedical/Gene (0.70%)			CIRCOR International Inc	5,500	151
Alexion Pharmaceuticals Inc (a)	3,700	134	Mueller Industries Inc	10,025	252
Arena Pharmaceuticals Inc (a)	2,500	10	Worthington Industries Inc	18,500	204

Bio-Rad Laboratories Inc (a)	4,500	339			607

Celera Corp (a)	4,900	54
Emergent Biosolutions Inc (a)	1,900	50	Miscellaneous Manufacturers (0.04%)
Protalix BioTherapeutics Inc (a)	9,600	18	Movado Group Inc	4,600	43
Seattle Genetics Inc (a)	5,600	50
			MRI - Medical Diagnostic Imaging (0.06%)
United Therapeutics Corp (a)	2,600	163	Alliance Imaging Inc (a)	8,600	69

		818

Medical - Drugs (0.51%)			Multilevel Direct Selling (0.12%)
Auxilium Pharmaceuticals Inc (a)	3,100	88	Nu Skin Enterprises Inc	13,700	143
Bionovo Inc (a)	14,850	3
Medivation Inc (a)	2,100	31	Multimedia (0.06%)
Rigel Pharmaceuticals Inc (a)	1,900	15	Martha Stewart Living Omnimedia (a)	25,300	66
ULURU Inc (a)	6,600	2	Music (0.08%)
Valeant Pharmaceuticals International (a)	4,400	101	Steinway Musical Instruments (a)	5,600	98
Viropharma Inc (a)	27,425	357

		597	Networking Products (1.09%)

Medical - Generic Drugs (0.25%)			3Com Corp (a)	260,800	595
Par Pharmaceutical Cos Inc (a)	3,200	43	Adaptec Inc (a)	11,700	39
Perrigo Co	7,700	249	Anixter International Inc (a)	7,800	235

		292	Black Box Corp	5,800	151

			Ixia (a)	15,125	87
Medical - HMO (1.35%)			Netgear Inc (a)	7,900	90
AMERIGROUP Corp (a)	29,000	856	Polycom Inc (a)	5,100	69

Centene Corp (a)	8,300	163			1,266

Healthspring Inc (a)	15,225	304
Magellan Health Services Inc (a)	6,400	251	Office Furnishings - Original (0.27%)

		1,574	Herman Miller Inc	8,500	111

			Knoll Inc	22,800	205

Medical - Hospitals (0.06%)					316

Medcath Corp (a)	6,800	71
			Office Supplies & Forms (0.05%)
Medical - Outpatient & Home Medical Care (0.77%)			Ennis Inc	4,400	53
Gentiva Health Services Inc (a)	23,700	693

See accompanying notes

330

Schedule of Investments
SmallCap Value Account I
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Oil - Field Services (0.15%)			Private Corrections (0.12%)
RPC Inc	7,562 $	74	Geo Group Inc/The (a)	7,900 $	142
Trico Marine Services Inc (a)	16,600	74
Union Drilling Inc (a)	4,600	24	Property & Casualty Insurance (4.75%)

		172	American Physicians Capital Inc	6,900	332

			Amerisafe Inc (a)	44,800	920
Oil & Gas Drilling (0.16%)			Amtrust Financial Services Inc	19,800	230
Parker Drilling Co (a)	13,975	40	Castlepoint Holdings Ltd	3,600	49
Pioneer Drilling Co (a)	14,200	79	Employers Holdings Inc	6,300	104
Unit Corp (a)	2,500	67	FPIC Insurance Group Inc (a)	6,200	271

		186	Hallmark Financial Services (a)	3,800	33

Oil Company - Exploration & Production (1.18%)			Harleysville Group Inc	5,300	184
Callon Petroleum Co (a)	3,600	9	Infinity Property & Casualty Corp	6,000	280
Comstock Resources Inc (a)	8,300	392	Meadowbrook Insurance Group Inc	10,700	69
Energy Partners Ltd (a)	3,827	5	Navigators Group Inc (a)	7,400	406
Harvest Natural Resources Inc (a)	7,600	33	PMA Capital Corp (a)	36,000	255
McMoRan Exploration Co (a)	6,900	68	ProAssurance Corp (a)	7,725	408
Rosetta Resources Inc (a)	12,500	88	RLI Corp	1,400	86
Stone Energy Corp (a)	25,154	277	Safety Insurance Group Inc	17,725	674
Swift Energy Co (a)	18,450	310	SeaBright Insurance Holdings Inc (a)	8,500	100
Toreador Resources Corp (a)	1,600	9	Selective Insurance Group	27,525	631
Vaalco Energy Inc (a)	24,700	184	Zenith National Insurance Corp	15,900	502

		1,375			5,534

Oil Field Machinery & Equipment (0.26%)			Protection - Safety (0.09%)
Complete Production Services Inc (a)	10,700	87	Landauer Inc	1,500	110
Gulf Island Fabrication Inc	4,600	66
Lufkin Industries Inc	4,400	152	Publicly Traded Investment Fund (0.53%)

		305	iShares Russell 2000 Value Index Fund	12,450	612

Oil Refining & Marketing (0.09%)			Publishing - Books (0.03%)
Holly Corp	5,775	105	Scholastic Corp	2,900	39

Paper & Related Products (0.46%)			Publishing - Newspapers (0.01%)
Buckeye Technologies Inc (a)	43,800	159	Lee Enterprises Inc	28,400	12
Potlatch Corp	4,600	120
Schweitzer-Mauduit International Inc	12,900	258	Quarrying (0.43%)

		537	Compass Minerals International Inc	8,500	499

Physical Therapy & Rehabilitation Centers (0.28%)			Racetracks (0.07%)
Healthsouth Corp (a)	6,600	72	International Speedway Corp	2,926	84
Psychiatric Solutions Inc (a)	6,800	190
RehabCare Group Inc (a)	3,900	59	Radio (0.19%)

		321	Cox Radio Inc	33,575	202

Power Converter & Supply Equipment (0.10%)			Entercom Communications Corp	15,000	18

Advanced Energy Industries Inc (a)	11,925	119			220

			Recreational Vehicles (0.12%)
Printing - Commercial (0.17%)			Polaris Industries Inc	4,800	137
Consolidated Graphics Inc (a)	8,400	190
Valassis Communications Inc (a)	4,600	6	Reinsurance (2.57%)

		196	Argo Group International Holdings Ltd (a)	7,221	245

			Aspen Insurance Holdings Ltd	44,550	1,080
			IPC Holdings Ltd	2,500	75

See accompanying notes

331

Schedule of Investments
SmallCap Value Account I
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Reinsurance (continued)			REITS - Office Property (continued)
Max Capital Group Ltd	23,600 $	418	Parkway Properties Inc/Md	22,100 $	398

Platinum Underwriters Holdings Ltd	29,900	1,079			1,154

Validus Holdings Ltd	4,000	104	REITS - Regional Malls (0.31%)

		3,001	Glimcher Realty Trust	24,800	70

REITS - Apartments (0.35%)			Pennsylvania Real Estate Investment Trust	24,175	180
American Campus Communities Inc	9,000	184	Taubman Centers Inc	4,400	112

Associated Estates Realty Corp	6,700	61			362

Education Realty Trust Inc	8,900	47	REITS - Shopping Centers (0.66%)
Home Properties Inc	2,900	118	Cedar Shopping Centers Inc	15,125	107

		410	Inland Real Estate Corp	17,800	231

REITS - Diversified (0.97%)			Saul Centers Inc	11,000	435

Entertainment Properties Trust	18,325	546			773

Lexington Realty Trust	106,100	531	REITS - Single Tenant (0.88%)
PS Business Parks Inc	1,100	49	National Retail Properties Inc	50,425	867

		1,126	Realty Income Corp	7,050	163

REITS - Healthcare (1.64%)					1,030

LTC Properties Inc	12,300	250	REITS - Storage (0.30%)
Medical Properties Trust Inc	11,225	71	Extra Space Storage Inc	28,600	295
Omega Healthcare Investors Inc	35,200	562	U-Store-It Trust	11,300	50

Senior Housing Properties Trust	57,600	1,032			345

		1,915

			REITS - Warehouse & Industrial (0.45%)
REITS - Hotels (0.37%)			DCT Industrial Trust Inc	68,200	345
Ashford Hospitality Trust Inc	24,700	28	First Industrial Realty Trust Inc	5,175	39
DiamondRock Hospitality Co	33,900	172	First Potomac Realty Trust	14,800	138

Hersha Hospitality Trust	10,200	31			522

Strategic Hotels & Resorts Inc	30,200	51
Sunstone Hotel Investors Inc	23,900	148	Rental - Auto & Equipment (1.01%)

		430	Aaron Rents Inc	3,025	81

			Electro Rent Corp	2,700	30
REITS - Manufactured Homes (0.46%)			Rent-A-Center Inc/TX (a)	60,125	1,061

Equity Lifestyle Properties Inc	9,900	380			1,172

Sun Communities Inc	11,500	161

		541	Retail - Apparel & Shoe (1.85%)

			Aeropostale Inc (a)	4,600	74
REITS - Mortgage (0.99%)			Brown Shoe Co Inc	19,350	164
Anthracite Capital Inc	41,800	93	Buckle Inc/The	3,400	74
Anworth Mortgage Asset Corp	31,800	205	Cato Corp/The	15,900	240
Arbor Realty Trust Inc	11,500	34	Collective Brands Inc (a)	14,900	175
Capital Trust Inc/NY	4,500	16	Dress Barn Inc (a)	13,800	148
MFA Mortgage Investments Inc	102,237	602	Finish Line	21,400	120
NorthStar Realty Finance Corp	41,000	160	Genesco Inc (a)	1,800	30
Resource Capital Corp	10,800	42	Gymboree Corp (a)	12,800	334

		1,152	HOT Topic Inc (a)	10,400	96

REITS - Office Property (0.99%)			JOS A Bank Clothiers Inc (a)	19,500	510
BioMed Realty Trust Inc	32,450	380	Shoe Carnival Inc (a)	8,800	84
Corporate Office Properties Trust SBI MD	4,800	147	Stage Stores Inc	13,525	112

Douglas Emmett Inc	6,100	80			2,161

Highwoods Properties Inc	5,100	140
Maguire Properties Inc	6,100	9

See accompanying notes

332

Schedule of Investments
SmallCap Value Account I
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Retail - Appliances (0.04%)			Savings & Loans - Thrifts (continued)
Conn's Inc (a)	5,900 $	50	Provident New York Bancorp	9,100 $	113
			United Community Financial Corp/OH	28,079	25
Retail - Computer Equipment (0.14%)			WSFS Financial Corp	4,200	202

PC Connection Inc (a)	8,300	42			2,499

PC Mall Inc (a)	3,700	15
Systemax Inc	10,000	108	Schools (0.04%)

		165	Corinthian Colleges Inc (a)	2,700	44

Retail - Convenience Store (0.16%)			Semiconductor Component - Integrated Circuits (0.64%)
Casey's General Stores Inc	4,000	91	Cirrus Logic Inc (a)	14,600	39
Pantry Inc/The (a)	4,700	101	Emulex Corp (a)	40,500	283

		192	Micrel Inc	11,075	81

Retail - Fabric Store (0.03%)			Pericom Semiconductor Corp (a)	3,600	20
Jo-Ann Stores Inc (a)	2,400	37	Sigma Designs Inc (a)	7,500	71
			Standard Microsystems Corp (a)	6,200	101
Retail - Gardening Products (0.08%)			TriQuint Semiconductor Inc (a)	42,700	147

Tractor Supply Co (a)	2,500	90			742

			Semiconductor Equipment (0.39%)
Retail - Hair Salons (0.07%)
			Asyst Technologies Inc (a)	33,600	8
Regis Corp	5,900	86
			Brooks Automation Inc (a)	5,600	33
Retail - Pawn Shops (0.80%)			Cohu Inc	1,400	17
Cash America International Inc	28,100	768	Entegris Inc (a)	46,239	101
Ezcorp Inc (a)	8,400	128	Kulicke & Soffa Industries Inc (a)	10,400	18
First Cash Financial Services Inc (a)	2,100	40	MKS Instruments Inc (a)	18,200	269

		936	Photronics Inc (a)	4,100	8

					454

Retail - Pet Food & Supplies (0.13%)
PetMed Express Inc (a)	8,300	146	Steel - Producers (0.23%)
			Carpenter Technology Corp	6,200	128
Retail - Restaurants (0.83%)			Olympic Steel Inc	3,300	67
Bob Evans Farms Inc	100	2	Schnitzer Steel Industries Inc	2,100	79

CEC Entertainment Inc (a)	18,300	444			274

Cracker Barrel Old Country Store Inc	2,100	43	Telecommunication Equipment (0.76%)
Einstein Noah Restaurant Group Inc (a)	2,500	14	Arris Group Inc (a)	54,985	437
Jack in the Box Inc (a)	17,700	391	Plantronics Inc	17,700	233
Papa John's International Inc (a)	3,900	72	Symmetricom Inc (a)	8,400	33

		966	Tekelec (a)	12,500	167

Rubber & Plastic Products (0.07%)			Utstarcom Inc (a)	9,600	18

Myers Industries Inc	9,900	79			888

Savings & Loans - Thrifts (2.14%)			Telecommunication Equipment - Fiber Optics (0.19%)
Berkshire Hills Bancorp Inc	400	12	Finisar Corp (a)	15,100	6
Brookline Bancorp Inc	25,900	276	Harmonic Inc (a)	38,100	214
Dime Community Bancshares	21,525	286	MRV Communications Inc (a)	8,400	6

First Financial Holdings Inc	5,200	105			226

First Niagara Financial Group Inc	57,946	937	Telecommunication Services (0.57%)
First Place Financial Corp/OH	500	2	Consolidated Communications Holdings Inc	3,900	46
FirstFed Financial Corp (a)	3,600	6	Harris Stratex Networks Inc (a)	5,300	27
Flushing Financial Corp	5,900	71	Iowa Telecommunications Services Inc	11,000	157
Provident Financial Services Inc	30,300	464	MasTec Inc (a)	12,600	146

See accompanying notes

333

Schedule of Investments
SmallCap Value Account I
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Telecommunication Services (continued)			Web Portals (continued)
Premiere Global Services Inc (a)	23,400 $	202	United Online Inc	70,712 $	429

RCN Corp (a)	9,075	54			716

USA Mobility Inc (a)	2,800	32	Wire & Cable Products (0.27%)

		664	Belden Inc	5,000	104

Telephone - Integrated (0.42%)			Encore Wire Corp	7,500	142
Atlantic Tele-Network Inc	3,000	80	Insteel Industries Inc	5,900	67

Cincinnati Bell Inc (a)	210,625	406			313

		486	Wireless Equipment (0.03%)

Television (0.11%)			Powerwave Technologies Inc (a)	43,600	22
Sinclair Broadcast Group Inc	42,800	133	RF Micro Devices Inc (a)	12,400	9

					31

Textile - Apparel (0.08%)
Perry Ellis International Inc (a)	14,050	89	TOTAL COMMON STOCKS	$ 111,824

				Principal
Therapeutics (0.21%)				Amount	Value
CV Therapeutics Inc (a)	14,200	131		(000's)	(000's)

Cypress Bioscience Inc (a)	3,800	26	U.S. GOVERNMENT & GOVERNMENT AGENCY
Questcor Pharmaceuticals Inc (a)	8,900	83	OBLIGATIONS (0.36%)

		240	U.S. Treasury (0.36%)

			3.13%, 11/30/2009 (b)	$ 415	425

Tobacco (0.22%)			TOTAL U.S. GOVERNMENT & GOVERNMENT
Universal Corp/Richmond VA	8,500	254	AGENCY OBLIGATIONS	$ 425

Toys (0.78%)			REPURCHASE AGREEMENTS (1.34%)
Jakks Pacific Inc (a)	43,900	906	Money Center Banks (1.34%)
			Investment in Joint Trading Account; Bank
Transport - Air Freight (0.14%)			of America Repurchase Agreement; 0.01%
			dated 12/31/2008 maturing 01/02/2009
Atlas Air Worldwide Holdings Inc (a)	8,600	163	(collateralized by US Treasury Note;
			$1,143,000; 1.75%; dated 11/15/11)	$ 1,121 $	1,121
Transport - Marine (0.57%)			Investment in Joint Trading Account;
Eagle Bulk Shipping Inc	9,600	65	Morgan Stanley Repurchase Agreement;
Gulfmark Offshore Inc (a)	19,300	459	0.03% dated 12/31/2008 maturing
Knightsbridge Tankers Ltd	9,800	144	01/02/2009 (collateralized by Sovereign

			Agency Issues; $449,000; 2.75% - 4.38%;
		668	dated 03/12/10 - 03/17/10)	436	436

Transport - Services (0.40%)					1,557

Pacer International Inc	44,400	463	TOTAL REPURCHASE AGREEMENTS	$ 1,557

PHI Inc (a)	100	1

		464	Total Investments	$ 113,806

			Other Assets in Excess of Liabilities, Net - 2.37%		2,762

Transport - Truck (0.47%)			TOTAL NET ASSETS - 100.00%	$ 116,568

Arkansas Best Corp	13,100	394
Marten Transport Ltd (a)	7,800	148

		542	(a) Non-Income Producing Security

Water (0.29%)			(b)	Security or a portion of the security was pledged to cover margin
			requirements for futures contracts. At the end of the period, the value of
American States Water Co	3,600	119	these securities totaled $425 or 0.36% of net assets.
California Water Service Group	4,800	223

		342

Web Portals (0.61%)
Earthlink Inc (a)	42,500	287

See accompanying notes

334

	Schedule of Investments
	SmallCap Value Account I
	December 31, 2008
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 9,310
Unrealized Depreciation	(50,196)

Net Unrealized Appreciation (Depreciation)	(40,886)
Cost for federal income tax purposes	154,692
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent

Financial	36.77%
Consumer, Non-cyclical	13.81%
Industrial	13.58%
Consumer, Cyclical	9.32%
Utilities	7.36%
Communications	5.46%
Technology	5.14%
Basic Materials	3.37%
Energy	1.84%
Exchange Traded Funds	0.53%
Government	0.36%
Diversified	0.09%
Other Assets in Excess of Liabilities, Net	2.37%

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Futures	2.18%

	Futures Contracts

				Current	Unrealized
			Original	Market	Appreciation/
Type	Buy/Sell	Contracts	Value	Value	(Depreciation)

Russell 2000 Mini; March 2009	Buy	51	$ 2,374	$ 2,539	$ 165
All dollar amounts are shown in thousands (000's)

See accompanying notes

335

Schedule of Investments
West Coast Equity Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (95.97%)			COMMON STOCKS (continued)
Advanced Materials & Products (0.05%)			Building - Mobile Home & Manufactured Housing (0.04%)
Ceradyne Inc (a)	1,600 $	32	Monaco Coach Corp	50,079 $	26

Aerospace & Defense (2.22%)			Building - Residential & Commercial (0.11%)
Boeing Co	21,811	931	KB Home	5,900	80
Northrop Grumman Corp	7,700	347
Teledyne Technologies Inc (a)	7,300	325	Building & Construction Products -

			Miscellaneous (0.92%)
		1,603	Simpson Manufacturing Co Inc	23,800	661

Agricultural Chemicals (0.14%)
Potash Corp of Saskatchewan	1,375	101	Commercial Banks (1.37%)
			Banner Corp	1,800	17
Agricultural Operations (0.31%)			Cascade Bancorp	1,300	9
Archer-Daniels-Midland Co	7,700	222	City National Corp/CA	11,800	575
			East West Bancorp Inc	11,402	182
Airlines (0.83%)			SVB Financial Group (a)	1,300	34
Alaska Air Group Inc (a)	12,200	357	Umpqua Holdings Corp	4,474	65
Cathay Pacific Airways Ltd ADR (a)	43,100	243	Westamerica Bancorporation	2,100	107

		600			989

Apparel Manufacturers (0.34%)			Commercial Services - Finance (0.36%)
Columbia Sportswear Co	5,624	199	Visa Inc	4,950	260
True Religion Apparel Inc (a)	3,827	48

		247	Computer Aided Design (0.11%)

Applications Software (3.72%)			Autodesk Inc (a)	4,000	79
Actuate Corp (a)	51,780	153
			Computers (1.98%)
Microsoft Corp	116,686	2,268
			Apple Inc (a)	3,400	290
Quest Software Inc (a)	21,100	266

			Hewlett-Packard Co	31,400	1,140

		2,687

					1,430

Athletic Footwear (1.50%)
			Computers - Integrated Systems (0.14%)
Nike Inc	21,253	1,084
			Echelon Corp (a)	12,154	99
Auto - Car & Light Trucks (0.43%)
			Computers - Memory Devices (0.05%)
Toyota Motor Corp ADR	4,789	313
			NetApp Inc (a)	2,500	35
Auto - Medium & Heavy Duty Trucks (1.41%)
			Consumer Products - Miscellaneous (1.74%)
Paccar Inc	35,500	1,015
			Clorox Co	21,070	1,170
Auto/Truck Parts & Equipment - Original (0.17%)			WD-40 Co	3,000	85

Johnson Controls Inc	6,600	120			1,255

			Cosmetics & Toiletries (1.47%)
Beverages - Non-Alcoholic (0.57%)			Bare Escentuals Inc (a)	6,787	36
Hansen Natural Corp (a)	2,800	94	Estee Lauder Cos Inc/The	6,200	192
PepsiCo Inc	5,839	320	Procter & Gamble Co	13,450	831

		414			1,059

Beverages - Wine & Spirits (0.07%)			Diagnostic Kits (0.04%)
Brown-Forman Corp	957	49	OraSure Technologies Inc (a)	8,816	32

Building - Heavy Construction (0.44%)			Dialysis Centers (0.76%)
Granite Construction Inc	7,300	321	DaVita Inc (a)	11,000	545

See accompanying notes

336

Schedule of Investments
West Coast Equity Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Disposable Medical Products (0.28%)			Food - Miscellaneous/Diversified (0.86%)
CR Bard Inc	2,400 $	202	General Mills Inc	6,735 $	409
			Ralcorp Holdings Inc (a)	3,600	210

Diversified Banking Institutions (0.13%)					619

JP Morgan Chase & Co	2,950	93
			Food - Retail (1.61%)
E-Commerce - Products (0.53%)			Dairy Farm International Holdings Ltd ADR	18,095	394
Amazon.com Inc (a)	5,500	282	Kroger Co/The	12,690	335
Blue Nile Inc (a)	4,080	100	Safeway Inc	18,350	436

		382			1,165

E-Commerce - Services (0.02%)			Forestry (1.59%)
eBay Inc (a)	1,200	17	Plum Creek Timber Co Inc	12,000	417
			Weyerhaeuser Co	23,935	733

Electric - Integrated (1.33%)					1,150

Edison International	11,000	353
			Gas - Distribution (1.19%)
PG&E Corp	15,650	606	Sempra Energy	20,150	859

		959

Electronic Components - Semiconductors (1.74%)			Health Care Cost Containment (1.18%)
Intel Corp	51,130	750	McKesson Corp	22,000	852
Lattice Semiconductor Corp (a)	1,000	1
LSI Corp (a)	21,400	70	Hotels & Motels (0.25%)
Nvidia Corp (a)	8,500	69	Red Lion Hotels Corp (a)	74,360	177
QLogic Corp (a)	18,900	254	Human Resources (0.95%)
Supertex Inc (a)	4,774	115	AMN Healthcare Services Inc (a)	16,084	136

		1,259	Resources Connection Inc (a)	13,712	225

Electronic Design Automation (0.05%)			Robert Half International Inc	9,000	187
Mentor Graphics Corp (a)	6,500	34	TrueBlue Inc (a)	14,500	139

					687

Electronic Forms (1.28%)
Adobe Systems Inc (a)	43,240	921	Industrial Automation & Robots (0.03%)
			Intermec Inc (a)	1,800	24
Electronic Measurement Instruments (1.04%)
Flir Systems Inc (a)	2,200	67	Instruments - Scientific (1.78%)
Itron Inc (a)	6,850	437	Dionex Corp (a)	16,628	746
Trimble Navigation Ltd (a)	11,400	246	FEI Co (a)	23,960	452

		750	Waters Corp (a)	2,350	86

					1,284

Engineering - Research & Development Services (1.50%)
Jacobs Engineering Group Inc (a)	22,494	1,082	Internet Application Software (0.20%)
			Art Technology Group Inc (a)	76,403	147
Enterprise Software & Services (1.52%)
Informatica Corp (a)	14,100	194	Internet Security (0.09%)
Omnicell Inc (a)	3,938	48	VeriSign Inc (a)	3,400	65
Oracle Corp (a)	36,900	654	Investment Management & Advisory Services (1.76%)
Sybase Inc (a)	8,100	201	Franklin Resources Inc	19,900	1,269

		1,097

Fiduciary Banks (0.61%)			Lasers - Systems & Components (0.11%)
Northern Trust Corp	8,426	439	Electro Scientific Industries Inc (a)	11,643	79

Finance - Investment Banker & Broker (2.35%)			Life & Health Insurance (1.83%)
Charles Schwab Corp/The	104,775	1,694	StanCorp Financial Group Inc	31,600	1,320
See accompanying notes

337

Schedule of Investments
West Coast Equity Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Machinery - Material Handling (0.22%)			Non-Hazardous Waste Disposal (0.77%)
Cascade Corp	5,224 $	156	Waste Connections Inc (a)	17,650 $	557

Medical - Biomedical/Gene (4.46%)			Office Supplies & Forms (0.02%)
Amgen Inc (a)	14,207	821	Avery Dennison Corp	400	13
Amylin Pharmaceuticals Inc (a)	3,500	38
Dendreon Corp (a)	15,300	70	Oil & Gas Drilling (0.12%)
Genentech Inc (a)	10,859	900	Nabors Industries Ltd (a)	7,500	90
Gilead Sciences Inc (a)	17,899	915
			Oil Company - Exploration & Production (5.62%)
Life Technologies Corp (a)	8,331	194
			Apache Corp	9,800	730
Martek Biosciences Corp (a)	9,326	283

			Berry Petroleum Co	32,500	246
		3,221

			EOG Resources Inc	7,550	503
Medical - Drugs (2.50%)			Occidental Petroleum Corp	42,900	2,573

Abbott Laboratories	9,815	524			4,052

Allergan Inc/United States	31,824	1,283

			Oil Company - Integrated (4.01%)
		1,807

			Chevron Corp	34,388	2,544
Medical - Generic Drugs (0.52%)			Exxon Mobil Corp	4,400	351

Teva Pharmaceutical Industries Ltd ADR	1,750	75			2,895

Watson Pharmaceuticals Inc (a)	11,300	300

			Power Converter & Supply Equipment (0.07%)
		375

			Sunpower Corp - Class B (a)	1,600	49
Medical - HMO (0.09%)
Health Net Inc (a)	6,280	68	Property & Casualty Insurance (0.40%)
			Mercury General Corp	6,250	287
Medical - Nursing Homes (0.12%)
Sun Healthcare Group Inc (a)	9,433	83	Publicly Traded Investment Fund (0.17%)
			iShares Russell 3000 Index Fund	2,300	120
Medical Information Systems (0.10%)
Quality Systems Inc	1,579	69	Regional Banks (4.25%)
			US Bancorp	22,450	561
Medical Instruments (0.91%)			Wells Fargo & Co	85,075	2,508

Beckman Coulter Inc	7,748	340			3,069

Edwards Lifesciences Corp (a)	700	39
			REITS - Apartments (0.27%)
Techne Corp	4,279	276

			Essex Property Trust Inc	2,500	192
		655

Medical Products (1.60%)			REITS - Healthcare (1.22%)
Johnson & Johnson	5,900	353	HCP Inc	23,100	642
Varian Medical Systems Inc (a)	22,850	801	Nationwide Health Properties Inc	8,359	240

		1,154			882

Metal Processors & Fabrication (0.66%)			REITS - Office Property (0.56%)
Precision Castparts Corp	7,950	473	Alexandria Real Estate Equities Inc	6,648	401

Multimedia (1.47%)			Respiratory Products (0.50%)
Walt Disney Co/The	46,770	1,061	Resmed Inc (a)	9,700	364

Networking Products (1.88%)			Retail - Apparel & Shoe (1.03%)
Cisco Systems Inc (a)	75,900	1,237	Gymboree Corp (a)	4,650	121
Polycom Inc (a)	9,000	122	Nordstrom Inc	24,400	325

		1,359	Ross Stores Inc	10,100	300

					746

See accompanying notes

338

Schedule of Investments
West Coast Equity Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Retail - Automobile (0.65%)			Travel Services (0.19%)
Copart Inc (a)	17,300 $	470	Ambassadors Group Inc	14,588 $	134

Retail - Discount (2.80%)			Ultra Sound Imaging Systems (0.61%)
Costco Wholesale Corp	38,470	2,020	SonoSite Inc (a)	23,257	444

Retail - Drug Store (0.28%)			Veterinary Diagnostics (0.61%)
CVS/Caremark Corp	7,123	205	VCA Antech Inc (a)	22,000	437

Retail - Restaurants (1.16%)			Water (0.82%)
Jack in the Box Inc (a)	12,850	284	California Water Service Group	12,700	590
Starbucks Corp (a)	58,840	556

		840	Water Treatment Systems (0.05%)

			Energy Recovery Inc (a)	5,200	39
Savings & Loans - Thrifts (1.55%)
Washington Federal Inc	74,547	1,115	Web Portals (1.13%)
			Google Inc (a)	2,375	730
Semiconductor Component - Integrated Circuits (0.45%)			Yahoo! Inc (a)	7,200	88

Cypress Semiconductor Corp (a)	9,300	42			818

Exar Corp (a)	2,300	15
Linear Technology Corp	12,000	265	Wireless Equipment (0.34%)

		322	Qualcomm Inc	6,800	244

Semiconductor Equipment (0.45%)			Wound, Burn & Skin Care (0.06%)
Applied Materials Inc	13,225	134	Obagi Medical Products Inc (a)	5,994	45

Kla-Tencor Corp	5,700	124	TOTAL COMMON STOCKS	$ 69,248

Novellus Systems Inc (a)	5,600	69

				Principal
		327

				Amount	Value
Steel - Producers (1.40%)				(000's)	(000's)

Reliance Steel & Aluminum Co	8,700	173	REPURCHASE AGREEMENTS (4.17%)
Schnitzer Steel Industries Inc	22,273	839	Money Center Banks (4.17%)

		1,012	Investment in Joint Trading Account; Bank

			of America Repurchase Agreement; 0.01%
Steel Pipe & Tube (0.23%)			dated 12/31/2008 maturing 01/02/2009
Northwest Pipe Co (a)	3,960	169	(collateralized by US Treasury Note;
			$2,213,000; 1.75%; dated 11/15/11)	$ 2,170 $	2,170
Therapeutics (0.15%)			Investment in Joint Trading Account;
CV Therapeutics Inc (a)	11,430	105	Morgan Stanley Repurchase Agreement;
			0.03% dated 12/31/2008 maturing
Toys (0.26%)			01/02/2009 (collateralized by Sovereign
			Agency Issues; $864,000; 2.75% - 4.38%;
Mattel Inc	11,600	186	dated 03/12/10 - 03/17/10)	839	839

					3,009
Transport - Equipment & Leasing (0.17%)

Greenbrier Cos Inc	17,900	123	TOTAL REPURCHASE AGREEMENTS	$ 3,009

			Total Investments	$ 72,257
Transport - Rail (0.07%)			Liabilities in Excess of Other Assets, Net - (0.14)%		(100)

Union Pacific Corp	1,025	49
			TOTAL NET ASSETS - 100.00%	$ 72,157

Transport - Services (1.68%)
Expeditors International of Washington Inc	36,400	1,211
			(a) Non-Income Producing Security
Transport - Truck (0.22%)
Con-way Inc	6,064	161

See accompanying notes

339

Schedule of Investments West Coast Equity Account

December 31, 2008

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 16,390
Unrealized Depreciation	(9,258)

Net Unrealized Appreciation (Depreciation)	7,132
Cost for federal income tax purposes	65,125
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent

Consumer, Non-cyclical	22.36%
Financial	20.46%
Industrial	12.23%
Technology	11.58%
Consumer, Cyclical	11.45%
Energy	9.75%
Communications	5.67%
Utilities	3.34%
Basic Materials	3.13%
Exchange Traded Funds	0.17%
Liabilities in Excess of Other Assets, Net	(0.14%)

TOTAL NET ASSETS	100.00%

See accompanying notes

340

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

Asset Allocation Account

Class 1 shares

Net Asset Value, Beginning of Period	$14.87	$14.11	$12.78	$12.28	$11.70
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.23	0.28	0.25	0.19	0.14
Net Realized and Unrealized Gain (Loss) on Investments	(3.60)	1.34	1.35	0.51	0.82

Total From Investment Operations	(3.37)	1.62	1.60	0.70	0.96
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.39)	(0.21)	(0.10)	(0.20)	(0.38)
Distributions from Realized Gains	(1.06)	(0.65)	(0.17)	–	–

Total Dividends and Distributions	(1.45)	(0.86)	(0.27)	(0.20)	(0.38)

Net Asset Value, End of Period	$10.05	$14.87	$14.11	$12.78	$12.28

Total Return(b)	(24.84)%	11.78%	12.77%	5.79%	8.49%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$63,068	$103,281	$102,381	$100,637	$103,131
Ratio of Expenses to Average Net Assets	0.86%	0.82%	0.83%	0.86%	0.84%
Ratio of Net Investment Income to Average Net Assets	1.79%	1.96%	1.93%	1.53%	1.19%
Portfolio Turnover Rate	243.1%	125.3%	85.8%	83.5%	127.0%

	2008	2007	2006	2005	2004

Balanced Account

Class 1 shares

Net Asset Value, Beginning of Period	$16.68	$16.24	$14.93	$14.34	$13.31
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.43	0.43	0.37	0.31	0.31
Net Realized and Unrealized Gain (Loss) on Investments	(5.27)	0.45	1.30	0.64	1.00

Total From Investment Operations	(4.84)	0.88	1.67	0.95	1.31
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.52)	(0.44)	(0.36)	(0.36)	(0.28)
Distributions from Realized Gains	(0.61)	–	–	–	–

Total Dividends and Distributions	(1.13)	(0.44)	(0.36)	(0.36)	(0.28)

Net Asset Value, End of Period	$10.71	$16.68	$16.24	$14.93	$14.34

Total Return(b)	(30.92)%	5.38%	11.44%	6.79%	10.05%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$56,799	$105,283	$112,208	$116,927	$126,548
Ratio of Expenses to Average Net Assets	0.66%	0.63%	0.63%	0.64%	0.63%
Ratio of Gross Expenses to Average Net Assets	–	–	–	–	0.63%(c)
Ratio of Net Investment Income to Average Net Assets	3.05%	2.60%	2.44%	2.19%	2.32%
Portfolio Turnover Rate	203.1%	160.7%	165.6%	115.3%	128.3%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Expense ratio without commission rebates.

See accompanying notes.

341

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

Bond & Mortgage Securities Account(a)

Class 1 shares

Net Asset Value, Beginning of Period	$11.96	$12.09	$12.04	$12.31	$12.31
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.61	0.67	0.58	0.50	0.51
Net Realized and Unrealized Gain (Loss) on Investments	(2.55)	(0.27)	(0.04)	(0.20)	0.08

Total From Investment Operations	(1.94)	0.40	0.54	0.30	0.59
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.67)	(0.53)	(0.49)	(0.57)	(0.59)

Total Dividends and Distributions	(0.67)	(0.53)	(0.49)	(0.57)	(0.59)

Net Asset Value, End of Period	$9.35	$11.96	$12.09	$12.04	$12.31

Total Return(c)	(17.06)%	3.41%	4.65%	2.50%	4.98%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$330,326	$473,797	$414,833	$338,044	$286,684
Ratio of Expenses to Average Net Assets	0.42%	0.42%	0.52%	0.47%	0.47%
Ratio of Expenses to Average Net Assets (Excluding Reverse
Repurchase Agreement Expense)	N/A	N/A	0.44%	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	5.66%	5.61%	4.97%	4.21%	4.23%
Portfolio Turnover Rate	305.9%	256.8%	271.8%	176.2%	143.6%

(a)	Effective June 13, 2008, Bond Account changed its name to Bond & Mortgage Securities Account.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

See accompanying notes.

342

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

Diversified International Account

Class 1 shares

Net Asset Value, Beginning of Period	$21.67	$20.64	$16.83	$13.75	$11.48
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.31	0.30	0.25	0.18	0.17
Net Realized and Unrealized Gain (Loss) on Investments	(8.44)	2.96	4.31	3.05	2.22

Total From Investment Operations	(8.13)	3.26	4.56	3.23	2.39
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.30)	(0.21)	(0.23)	(0.15)	(0.12)
Distributions from Realized Gains	(3.99)	(2.02)	(0.52)	–	–

Total Dividends and Distributions	(4.29)	(2.23)	(0.75)	(0.15)	(0.12)

Net Asset Value, End of Period	$9.25	$21.67	$20.64	$16.83	$13.75

Total Return(b)	(46.22)%	16.09%	27.96%	23.79%	21.03%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$286,421	$576,345	$409,020	$293,647	$226,753
Ratio of Expenses to Average Net Assets(c)	0.92%	0.90%	0.91%	0.97%	0.96%
Ratio of Gross Expenses to Average Net Assets	–	–	–	0.97%(d)	0.97%(e)
Ratio of Net Investment Income to Average Net Assets	2.07%	1.41%	1.34%	1.27%	1.39%
Portfolio Turnover Rate	100.4%	113.8%(f)	107.0%	121.2%	170.1%

	2008	2007(g)

Diversified International Account

Class 2 shares

Net Asset Value, Beginning of Period	$21.71	$20.27
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.31	0.23
Net Realized and Unrealized Gain (Loss) on Investments	(8.51)	3.38

Total From Investment Operations	(8.20)	3.61
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.25)	(0.15)
Distributions from Realized Gains	(3.99)	(2.02)

Total Dividends and Distributions	(4.24)	(2.17)

Net Asset Value, End of Period	$9.27	$21.71

Total Return(b)	(46.37)%	18.09%(h)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,338	$8,072
Ratio of Expenses to Average Net Assets(c)	1.17%	1.15%(i)
Ratio of Net Investment Income to Average Net Assets	1.91%	1.09%(i)
Portfolio Turnover Rate	100.4%	113.8%(f)

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager's contractual expense limit.

(d)	Expense ratio without custodian credits.

(e)	Expense ratio without commission rebates and custodian credits.

(f)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT International Growth Fund.

(g)	Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized loss of $.05 per share from January 3, 2007 through

January 8, 2007.

(h)	Total return amounts have not been annualized.

(i)	Computed on an annualized basis.

See accompanying notes.

343

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

Equity Income Account(a)

Class 1 shares

Net Asset Value, Beginning of Period	$19.32	$19.39	$17.64	$16.26	$13.90
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.44	0.40	0.32	0.40	0.32
Net Realized and Unrealized Gain (Loss) on Investments	(6.53)	0.66	2.71	1.26	2.30

Total From Investment Operations	(6.09)	1.06	3.03	1.66	2.62
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.41)	(0.20)	(0.33)	(0.28)	(0.26)
Distributions from Realized Gains	(1.22)	(0.93)	(0.95)	–	–

Total Dividends and Distributions	(1.63)	(1.13)	(1.28)	(0.28)	(0.26)

Net Asset Value, End of Period	$11.60	$19.32	$19.39	$17.64	$16.26

Total Return(c)	(33.94)%	5.24%	18.17%	10.27%	19.12%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$304,321	$513,914	$296,113	$237,482	$189,517
Ratio of Expenses to Average Net Assets(d)	0.51%	0.49%	0.66%	0.66%	0.67%
Ratio of Gross Expenses to Average Net Assets	–	–	0.66%(e)	0.66%(e)	0.67%(e)
Ratio of Net Investment Income to Average Net Assets	2.86%	2.01%	1.74%	2.40%	2.15%
Portfolio Turnover Rate	86.8%	84.0%(f)	87.0%	46.0%	26.0%

	2008	2007	2006	2005	2004

Equity Income Account(a)

Class 2 shares

Net Asset Value, Beginning of Period	$19.17	$19.24	$17.53	$16.18	$13.85
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.40	0.34	0.27	0.36	0.28
Net Realized and Unrealized Gain (Loss) on Investments	(6.49)	0.67	2.69	1.24	2.30

Total From Investment Operations	(6.09)	1.01	2.96	1.60	2.58
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.36)	(0.15)	(0.30)	(0.25)	(0.25)
Distributions from Realized Gains	(1.22)	(0.93)	(0.95)	–	–

Total Dividends and Distributions	(1.58)	(1.08)	(1.25)	(0.25)	(0.25)

Net Asset Value, End of Period	$11.50	$19.17	$19.24	$17.53	$16.18

Total Return(c)	(34.12)%	5.00%	17.86%	9.97%	18.82%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$34,738	$76,666	$70,163	$41,976	$24,094
Ratio of Expenses to Average Net Assets(d)	0.76%	0.74%	0.91%	0.91%	0.92%
Ratio of Gross Expenses to Average Net Assets	–	–	0.91%(e)	0.91%(e)	0.92%(e)
Ratio of Net Investment Income to Average Net Assets	2.57%	1.74%	1.49%	2.15%	1.90%
Portfolio Turnover Rate	86.8%	84.0%(f)	87.0%	46.0%	26.0%

(a)	Effective June 13, 2008, Equity Income Account I changed its name to Equity Income Account.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(d)	Reflects Manager's contractual expense limit.

(e)	Expense ratio without custodian credits.

(f)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Equity Income Account and WM VT Equity Income Fund.

See accompanying notes.

344

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

Government & High Quality Bond Account

Class 1 shares

Net Asset Value, Beginning of Period	$11.36	$11.36	$11.36	$11.64	$11.77
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.53	0.55	0.50	0.44	0.44
Net Realized and Unrealized Gain (Loss) on Investments	(0.70)	(0.02)	(0.04)	(0.21)	(0.04)

Total From Investment Operations	(0.17)	0.53	0.46	0.23	0.40
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.55)	(0.53)	(0.46)	(0.51)	(0.53)

Total Dividends and Distributions	(0.55)	(0.53)	(0.46)	(0.51)	(0.53)

Net Asset Value, End of Period	$10.64	$11.36	$11.36	$11.36	$11.64

Total Return(b)	(1.63)%	4.90%	4.23%	2.01%	3.56%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$271,429	$314,515	$305,203	$316,047	$334,034
Ratio of Expenses to Average Net Assets	0.45%	0.45%	0.56%	0.46%	0.44%
Ratio of Expenses to Average Net Assets (Excluding Reverse
Repurchase Agreement Expense)	N/A	N/A	0.46%	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.83%	4.85%	4.54%	3.88%	3.82%
Portfolio Turnover Rate	240.4%	243.8%	246.9%	262.1%	67.2%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

See accompanying notes.

345

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

Income Account

Class 1 shares

Net Asset Value, Beginning of Period	$10.46	$10.55	$10.69	$11.08	$11.18
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.59	0.60	0.61	0.60	0.61
Net Realized and Unrealized Gain (Loss) on Investments	(0.93)	0.01	(0.13)	(0.34)	(0.03)

Total From Investment Operations	(0.34)	0.61	0.48	0.26	0.58
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.75)	(0.68)	(0.61)	(0.65)	(0.68)
Distributions from Realized Gains	(0.01)	(0.02)	(0.01)	–	–

Total Dividends and Distributions	(0.76)	(0.70)	(0.62)	(0.65)	(0.68)

Net Asset Value, End of Period	$9.36	$10.46	$10.55	$10.69	$11.08

Total Return(b)	(3.47)%	5.90%	4.90%	2.40%	5.56%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$120,854	$170,478	$182,728	$185,140	$185,570
Ratio of Expenses to Average Net Assets(c)	0.51%	0.50%	0.54%	0.54%	0.55%
Ratio of Gross Expenses to Average Net Assets	–	–	0.54%(d)	0.54%(d)	0.55%(d)
Ratio of Net Investment Income to Average Net Assets	5.93%	5.76%	5.79%	5.50%	5.53%
Portfolio Turnover Rate	13.9%	9.1%	24.0%	13.0%	20.0%

	2008	2007	2006	2005	2004

Income Account

Class 2 shares

Net Asset Value, Beginning of Period	$10.40	$10.49	$10.62	$11.01	$11.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.56	0.59	0.58	0.57	0.58
Net Realized and Unrealized Gain (Loss) on Investments	(0.92)	(0.01)	(0.12)	(0.34)	(0.03)

Total From Investment Operations	(0.36)	0.58	0.46	0.23	0.55
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.73)	(0.65)	(0.58)	(0.62)	(0.66)
Distributions from Realized Gains	(0.01)	(0.02)	(0.01)	–	–

Total Dividends and Distributions	(0.74)	(0.67)	(0.59)	(0.62)	(0.66)

Net Asset Value, End of Period	$9.30	$10.40	$10.49	$10.62	$11.01

Total Return(b)	(3.75)%	5.77%	4.59%	2.06%	5.31%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$7,912	$13,390	$16,474	$20,374	$23,358
Ratio of Expenses to Average Net Assets(c)	0.76%	0.75%	0.79%	0.79%	0.80%
Ratio of Gross Expenses to Average Net Assets	–	–	0.79%(d)	0.79%(d)	0.80%(d)
Ratio of Net Investment Income to Average Net Assets	5.66%	5.68%	5.54%	5.25%	5.28%
Portfolio Turnover Rate	13.9%	9.1%	24.0%	13.0%	20.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager's contractual expense limit.

(d)	Expense ratio without custodian credits.

See accompanying notes.

346

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

International Emerging Markets Account

Class 1 shares

Net Asset Value, Beginning of Period	$27.61	$21.42	$16.02	$14.78	$12.86
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.21	0.25	0.19	0.22	0.12
Net Realized and Unrealized Gain (Loss) on Investments	(11.50)	8.26	5.80	4.46	3.04

Total From Investment Operations	(11.29)	8.51	5.99	4.68	3.16
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.23)	(0.24)	–	(0.17)	(0.10)
Distributions from Realized Gains	(7.14)	(2.08)	(0.59)	(3.27)	(1.14)

Total Dividends and Distributions	(7.37)	(2.32)	(0.59)	(3.44)	(1.24)

Net Asset Value, End of Period	$8.95	$27.61	$21.42	$16.02	$14.78

Total Return(b)	(54.86)%	42.11%	38.32%	34.29%	24.89%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$96,371	$226,564	$121,211	$71,639	$43,502
Ratio of Expenses to Average Net Assets	1.45%	1.41%	1.44%	1.60%	1.53%
Ratio of Gross Expenses to Average Net Assets(c)	–	–	–	1.60%(d)	1.55%(e)
Ratio of Net Investment Income to Average Net Assets	1.23%	1.02%	1.04%	1.45%	0.87%
Portfolio Turnover Rate	133.3%	137.7%	127.0%	169.6%	171.0%

	2008	2007	2006	2005	2004

International SmallCap Account

Class 1 shares

Net Asset Value, Beginning of Period	$22.42	$24.75	$22.50	$17.72	$13.73
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.24	0.28	0.16	0.12	0.11
Net Realized and Unrealized Gain (Loss) on Investments	(9.64)	2.34	5.88	4.96	4.00

Total From Investment Operations	(9.40)	2.62	6.04	5.08	4.11
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.36)	(0.40)	(0.13)	(0.11)	(0.12)
Distributions from Realized Gains	(3.53)	(4.55)	(3.66)	(0.19)	–

Total Dividends and Distributions	(3.89)	(4.95)	(3.79)	(0.30)	(0.12)

Net Asset Value, End of Period	$9.13	$22.42	$24.75	$22.50	$17.72

Total Return(b)	(50.29)%	9.23%	30.38%	29.12%	30.20%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$85,063	$198,887	$183,123	$143,454	$99,833
Ratio of Expenses to Average Net Assets	1.34%	1.26%	1.27%	1.33%	1.30%
Ratio of Gross Expenses to Average Net Assets	–	–	–	1.33%(d)	1.31%(e)
Ratio of Net Investment Income to Average Net Assets	1.51%	1.14%	0.71%	0.63%	0.75%
Portfolio Turnover Rate	122.9%	120.6%	143.3%	132.3%	140.6%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Excludes expense reimbursement from Manager.

(d)	Expense ratio without custodian credits.

(e)	Expense ratio without commission rebates and custodian credits.

See accompanying notes.

347

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

LargeCap Blend Account II(a)

Class 1 shares

Net Asset Value, Beginning of Period	$12.59	$12.46	$11.19	$10.73	$10.37
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.10	0.12	0.13	0.10	0.13
Net Realized and Unrealized Gain (Loss) on Investments	(3.07)	0.55	1.56	0.40	0.92

Total From Investment Operations	(2.97)	0.67	1.69	0.50	1.05
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.15)	(0.09)	(0.08)	–	(0.11)
Distributions from Realized Gains	(4.59)	(0.45)	(0.34)	(0.04)	(0.58)

Total Dividends and Distributions	(4.74)	(0.54)	(0.42)	(0.04)	(0.69)

Net Asset Value, End of Period	$4.88	$12.59	$12.46	$11.19	$10.73

Total Return(c)	(36.41)%	5.21%	15.72%	4.74%	10.36%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$159,837	$271,426	$202,369	$135,072	$90,751
Ratio of Expenses to Average Net Assets	0.77%	0.74%	0.76%	0.78%	0.76%
Ratio of Gross Expenses to Average Net Assets(d)	–	–	–	–	0.78%(e)
Ratio of Net Investment Income to Average Net Assets	1.30%	0.96%	1.09%	0.96%	1.23%
Portfolio Turnover Rate	62.7%	80.0%(f)	50.7%	44.1%	75.6%

	2008	2007(g)

LargeCap Blend Account II(a)

Class 2 shares

Net Asset Value, Beginning of Period	$12.59	$12.42
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.08	0.09
Net Realized and Unrealized Gain (Loss) on Investments	(3.07)	0.59

Total From Investment Operations	(2.99)	0.68
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.12)	(0.06)
Distributions from Realized Gains	(4.59)	(0.45)

Total Dividends and Distributions	(4.71)	(0.51)

Net Asset Value, End of Period	$4.89	$12.59

Total Return(c)	(36.50)%	5.28%(h)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$875	$2,727
Ratio of Expenses to Average Net Assets(i)	1.02%	0.99%(j)
Ratio of Net Investment Income to Average Net Assets	1.00%	0.69%(j)
Portfolio Turnover Rate	62.7%	80.0%(f)

(a)	Effective June 13, 2008, LargeCap Blend Account changed its name to LargeCap Blend Account II.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(d)	Excludes expense reimbursement from Manager.

(e)	Expense ratio without commission rebates.

(f)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT Growth & Income Fund.

(g)	Period from January 9, 2007 through December 31, 2007. Class 2 shares recognized $.01 per share of net investment income and incurred a net realized and unrealized gain of $.08 per share from January 3, 2007 through January 8, 2007.

(h)	Total return amounts have not been annualized.

(i)	Reflects Manager's contractual expense limit.

(j)	Computed on an annualized basis.

See accompanying notes.

348

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

LargeCap Growth Account(a)

Class 1 shares

Net Asset Value, Beginning of Period	$17.92	$14.57	$13.29	$11.94	$10.95
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.07	0.05	0.09	0.03	0.07
Net Realized and Unrealized Gain (Loss) on Investments	(7.78)	3.33	1.23	1.40	0.95

Total From Investment Operations	(7.71)	3.38	1.32	1.43	1.02
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)	(0.03)	(0.04)	(0.08)	(0.03)

Total Dividends and Distributions	(0.07)	(0.03)	(0.04)	(0.08)	(0.03)

Net Asset Value, End of Period	$10.14	$17.92	$14.57	$13.29	$11.94

Total Return(c)	(43.16)%	23.20%	9.92%	12.09%	9.38%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$173,642	$395,726	$128,867	$124,254	$134,956
Ratio of Expenses to Average Net Assets(d)	0.69%	0.68%	0.61%	0.62%	0.60%
Ratio of Gross Expenses to Average Net Assets	–	–	–	–	0.60%(e)
Ratio of Net Investment Income to Average Net Assets	0.50%	0.34%	0.63%	0.26%	0.67%
Portfolio Turnover Rate	87.6%	105.4%(f)	99.3%	78.3%	122.4%

	2008	2007(g)

LargeCap Growth Account(a)

Class 2 shares

Net Asset Value, Beginning of Period	$17.90	$14.63
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.04	0.01
Net Realized and Unrealized Gain (Loss) on Investments	(7.78)	3.26

Total From Investment Operations	(7.74)	3.27
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	–

Total Dividends and Distributions	(0.03)	–

Net Asset Value, End of Period	$10.13	$17.90

Total Return(c)	(43.30)%	22.35%(h)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$538	$1,372
Ratio of Expenses to Average Net Assets(d)	0.94%	0.93%(i)
Ratio of Net Investment Income to Average Net Assets	0.24%	0.09%(i)
Portfolio Turnover Rate	87.6%	105.4%(f)

(a)	Effective June 13, 2008, Growth Account changed its name to LargeCap Growth Account.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(d)	Reflects Manager's contractual expense limit.

(e)	Expense ratio without commission rebates.

(f)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT Growth Fund.

(g)	Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized gain of $.21 per share from January 3, 2007 through

January 8, 2007.

(h)	Total return amounts have not been annualized.

(i)	Computed on an annualized basis.

See accompanying notes.

349

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

LargeCap Growth Account I(a)

Class 1 shares

Net Asset Value, Beginning of Period	$19.76	$18.30	$17.23	$16.02	$14.73
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	–	0.03	0.10	–	0.09
Net Realized and Unrealized Gain (Loss) on Investments	(8.01)	1.53	0.97	1.21	1.28

Total From Investment Operations	(8.01)	1.56	1.07	1.21	1.37
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	(0.10)	–	–	(0.08)

Total Dividends and Distributions	(0.03)	(0.10)	–	–	(0.08)

Net Asset Value, End of Period	$11.72	$19.76	$18.30	$17.23	$16.02

Total Return(c)	(40.60)%	8.52%	6.21%	7.55%	9.33%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$157,138	$301,223	$270,071	$274,192	$280,700
Ratio of Expenses to Average Net Assets	0.77%	0.75%	0.76%	0.77%	0.72%
Ratio of Gross Expenses to Average Net Assets	–	–	–	–	0.77%(d)
Ratio of Net Investment Income to Average Net Assets	(0.01)%	0.14%	0.60%	0.00%	0.59%
Portfolio Turnover Rate	58.1%	56.5%	52.1%	51.6%	147.7%

	2008	2007	2006	2005	2004

LargeCap S&P 500 Index Account(e)

Class 1 shares

Net Asset Value, Beginning of Period	$10.83	$10.44	$9.16	$8.77	$8.06
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.18	0.19	0.16	0.13	0.14
Net Realized and Unrealized Gain (Loss) on Investments	(4.05)	0.35	1.25	0.26	0.70

Total From Investment Operations	(3.87)	0.54	1.41	0.39	0.84
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.22)	(0.15)	(0.13)	–	(0.13)
Distributions from Realized Gains	(0.22)	–	–	–	–

Total Dividends and Distributions	(0.44)	(0.15)	(0.13)	–	(0.13)

Net Asset Value, End of Period	$6.52	$10.83	$10.44	$9.16	$8.77

Total Return(c)	(37.10)%	5.15%	15.57%	4.47%	10.39%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$97,677	$195,489	$221,327	$179,143	$158,237
Ratio of Expenses to Average Net Assets	0.27%	0.26%	0.26%	0.38%	0.37%
Ratio of Gross Expenses to Average Net Assets(f)	–	–	–	0.38%	0.37%
Ratio of Net Investment Income to Average Net Assets	2.02%	1.73%	1.68%	1.52%	1.64%
Portfolio Turnover Rate	13.8%	12.7%	12.5%	13.1%	20.5%

(a)	Effective June 13, 2008, Equity Growth Account changed its name to LargeCap Growth Account I.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(d)	Expense ratio without commission rebates.

(e)	Effective June 13, 2008, LargeCap Stock Index Account changed its name to LargeCap S&P 500 Index Account.

(f)	Excludes expense reimbursement from Manager.

See accompanying notes.

350

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

LargeCap Value Account(a)

Class 1 shares

Net Asset Value, Beginning of Period	$34.70	$37.34	$34.59	$32.39	$29.23
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.59	0.63	0.59	0.54	0.44
Net Realized and Unrealized Gain (Loss) on Investments	(11.32)	(0.46)	5.74	1.66	3.17

Total From Investment Operations	(10.73)	0.17	6.33	2.20	3.61
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.68)	(0.61)	(0.57)	–	(0.45)
Distributions from Realized Gains	(4.00)	(2.20)	(3.01)	–	–

Total Dividends and Distributions	(4.68)	(2.81)	(3.58)	–	(0.45)

Net Asset Value, End of Period	$19.29	$34.70	$37.34	$34.59	$32.39

Total Return(c)	(35.16)%	(0.10)%	19.95%	6.80%	12.36%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$145,811	$270,351	$292,503	$258,490	$265,580
Ratio of Expenses to Average Net Assets	0.61%	0.60%	0.60%	0.61%	0.60%
Ratio of Gross Expenses to Average Net Assets	–	–	–	–	0.60%(d)
Ratio of Net Investment Income to Average Net Assets	2.18%	1.70%	1.73%	1.62%	1.47%
Portfolio Turnover Rate	133.5%	107.5%	85.9%	120.9%	183.3%

	2008	2007	2006	2005	2004(e)

LargeCap Value Account II(f)

Class 1 shares

Net Asset Value, Beginning of Period	$11.33	$12.89	$11.05	$11.07	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.18	0.22	0.19	0.15	0.06
Net Realized and Unrealized Gain (Loss) on Investments	(4.28)	(0.39)	1.97	0.26	1.08

Total From Investment Operations	(4.10)	(0.17)	2.16	0.41	1.14
Less Dividends and Distributions:
Dividends from Net Investment Income	–	(0.26)	(0.16)	(0.11)	(0.06)
Distributions from Realized Gains	(0.46)	(1.13)	(0.16)	(0.32)	(0.01)

Total Dividends and Distributions	(0.46)	(1.39)	(0.32)	(0.43)	(0.07)

Net Asset Value, End of Period	$6.77	$11.33	$12.89	$11.05	$11.07

Total Return(c)	(37.48)%	(1.32)%	19.56%	3.78%	11.40%(g)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,023	$5,525	$6,506	$3,722	$2,213
Ratio of Expenses to Average Net Assets	1.12%	0.90%	1.01%	1.10%	1.10%(h)
Ratio of Gross Expenses to Average Net Assets(i)	–	–	1.08%	1.14%	1.30%(h)
Ratio of Net Investment Income to Average Net Assets	2.00%	1.67%	1.57%	1.36%	1.72%(h)
Portfolio Turnover Rate	29.1%	36.2%	11.0%	26.7%	25.4%(h)

(a)	Effective June 13, 2008, Capital Value Account changed its name to LargeCap Value Account.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(d)	Expense ratio without commission rebates.

(e)	Period from August 30, 2004, date operations commenced, through December 31, 2004.

(f)	Effective June 13, 2008, Equity Value Account changed its name to LargeCap Value Account II.

(g)	Total return amounts have not been annualized.

(h)	Computed on an annualized basis.

(i)	Excludes expense reimbursement from Manager.

See accompanying notes.

351

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

LargeCap Value Account III(a)

Class 1 shares

Net Asset Value, Beginning of Period	$13.47	$14.65	$12.45	$11.88	$10.80
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.23	0.28	0.23	0.18	0.19
Net Realized and Unrealized Gain (Loss) on Investments	(5.47)	(0.75)	2.38	0.46	1.22

Total From Investment Operations	(5.24)	(0.47)	2.61	0.64	1.41
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.25)	(0.19)	(0.15)	–	(0.16)
Distributions from Realized Gains	(0.49)	(0.52)	(0.26)	(0.07)	(0.17)

Total Dividends and Distributions	(0.74)	(0.71)	(0.41)	(0.07)	(0.33)

Net Asset Value, End of Period	$7.49	$13.47	$14.65	$12.45	$11.88

Total Return(c)	(40.78)%	(3.71)%	21.55%	5.44%	13.09%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$185,807	$221,684	$200,745	$122,221	$80,721
Ratio of Expenses to Average Net Assets	0.76%	0.75%	0.76%	0.77%	0.75%
Ratio of Gross Expenses to Average Net Assets(d)	–	–	–	–	0.76%(e)
Ratio of Net Investment Income to Average Net Assets	2.28%	1.94%	1.77%	1.52%	1.65%
Portfolio Turnover Rate	56.5%	21.0%	21.5%	19.7%	23.2%

	2008	2007	2006	2005	2004

MidCap Blend Account(f)

Class 1 shares

Net Asset Value, Beginning of Period	$42.05	$42.26	$42.54	$39.63	$37.56
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.18	0.21	0.27	0.45	0.39
Net Realized and Unrealized Gain (Loss) on Investments	(12.82)	3.96	5.11	3.12	6.05

Total From Investment Operations	(12.64)	4.17	5.38	3.57	6.44
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.23)	(0.28)	(0.46)	–	(0.39)
Distributions from Realized Gains	(4.25)	(4.10)	(5.20)	(0.66)	(3.98)

Total Dividends and Distributions	(4.48)	(4.38)	(5.66)	(0.66)	(4.37)

Net Asset Value, End of Period	$24.93	$42.05	$42.26	$42.54	$39.63

Total Return(c)	(33.92)%	9.45%	14.23%	9.21%	17.76%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$269,185	$472,587	$457,649	$420,812	$395,304
Ratio of Expenses to Average Net Assets	0.58%	0.56%	0.57%	0.58%	0.59%
Ratio of Gross Expenses to Average Net Assets	–	–	–	–	0.59%(e)
Ratio of Net Investment Income to Average Net Assets	0.50%	0.49%	0.68%	1.13%	1.02%
Portfolio Turnover Rate	19.6%	28.0%	40.8%	49.9%	38.9%

(a)	Effective June 13, 2008, LargeCap Value Account changed its name to LargeCap Value Account III.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(d)	Excludes expense reimbursement from Manager.

(e)	Expense ratio without commission rebates.

(f)	Effective June 13, 2008, MidCap Account changed its name to MidCap Blend Account.

See accompanying notes.

352

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

MidCap Growth Account I(a)

Class 1 shares

Net Asset Value, Beginning of Period	$11.61	$11.95	$11.19	$9.84	$8.80
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.01	0.01	0.01	(0.02)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	(4.21)	1.33	1.06	1.37	1.07

Total From Investment Operations	(4.20)	1.34	1.07	1.35	1.04
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)	(0.01)	–	–	–
Distributions from Realized Gains	(1.39)	(1.67)	(0.31)	–	–

Total Dividends and Distributions	(1.40)	(1.68)	(0.31)	–	–

Net Asset Value, End of Period	$6.01	$11.61	$11.95	$11.19	$9.84

Total Return(c)	(41.14)%	10.78%	9.65%	13.72%	11.82%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$40,422	$79,882	$74,846	$68,471	$59,674
Ratio of Expenses to Average Net Assets	0.93%	0.91%	0.92%	0.92%	0.86%
Ratio of Gross Expenses to Average Net Assets	–	–	–	–	0.92%(d)
Ratio of Net Investment Income to Average Net Assets	0.08%	0.09%	0.12%	(0.15)%	(0.30)%
Portfolio Turnover Rate	97.9%	108.1%	136.2%	97.0%	47.7%

(a)	Effective June 13, 2008, MidCap Growth Account changed its name to MidCap Growth Account I.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(d)	Expense ratio without commission rebates.

See accompanying notes.

353

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

MidCap Stock Account

Class 1 shares

Net Asset Value, Beginning of Period	$15.22	$17.73	$17.34	$16.44	$14.63
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.14	0.19	0.14	0.27	0.08
Net Realized and Unrealized Gain (Loss) on Investments	(3.51)	(1.33)	2.49	1.84	2.03

Total From Investment Operations	(3.37)	(1.14)	2.63	2.11	2.11
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.23)	(0.17)	(0.32)	(0.08)	(0.05)
Distributions from Realized Gains	(3.54)	(1.20)	(1.92)	(1.13)	(0.25)

Total Dividends and Distributions	(3.77)	(1.37)	(2.24)	(1.21)	(0.30)

Net Asset Value, End of Period	$8.08	$15.22	$17.73	$17.34	$16.44

Total Return(b)	(29.57)%	(7.86)%	16.88%	13.39%	14.59%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$42,469	$67,168	$103,824	$103,543	$108,347
Ratio of Expenses to Average Net Assets(c)	0.77%	0.75%	0.80%	0.81%	0.81%
Ratio of Gross Expenses to Average Net Assets	–	–	0.80%(d)	0.81%(d)	0.81%(d)
Ratio of Net Investment Income to Average Net Assets	1.26%	1.10%	0.80%	1.62%	0.54%
Portfolio Turnover Rate	45.6%	26.9%	14.0%	27.0%	32.0%

	2008	2007	2006	2005	2004

MidCap Stock Account

Class 2 shares

Net Asset Value, Beginning of Period	$15.10	$17.60	$17.24	$16.36	$14.58
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.11	0.16	0.09	0.22	0.04
Net Realized and Unrealized Gain (Loss) on Investments	(3.48)	(1.34)	2.47	1.84	2.02

Total From Investment Operations	(3.37)	(1.18)	2.56	2.06	2.06
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.19)	(0.12)	(0.28)	(0.05)	(0.03)
Distributions from Realized Gains	(3.54)	(1.20)	(1.92)	(1.13)	(0.25)

Total Dividends and Distributions	(3.73)	(1.32)	(2.20)	(1.18)	(0.28)

Net Asset Value, End of Period	$8.00	$15.10	$17.60	$17.24	$16.36

Total Return(b)	(29.73)%	(8.10)%	16.56%	13.12%	14.28%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$8,177	$12,426	$11,788	$7,692	$6,080
Ratio of Expenses to Average Net Assets(c)	1.02%	1.00%	1.05%	1.06%	1.06%
Ratio of Gross Expenses to Average Net Assets	–	–	1.05%(d)	1.06%(d)	1.06%(d)
Ratio of Net Investment Income to Average Net Assets	0.97%	0.90%	0.55%	1.37%	0.29%
Portfolio Turnover Rate	45.6%	26.9%	14.0%	27.0%	32.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager's contractual expense limit.

(d)	Expense ratio without custodian credits.

See accompanying notes.

354

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

MidCap Value Account II(a)

Class 1 shares

Net Asset Value, Beginning of Period	$15.23	$16.77	$16.57	$15.38	$14.13
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.15	0.12	0.12	0.05	0.02
Net Realized and Unrealized Gain (Loss) on Investments	(6.33)	(0.10)	1.91	1.53	3.10

Total From Investment Operations	(6.18)	0.02	2.03	1.58	3.12
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.11)	(0.11)	(0.04)	–	(0.01)
Distributions from Realized Gains	(1.06)	(1.45)	(1.79)	(0.39)	(1.86)

Total Dividends and Distributions	(1.17)	(1.56)	(1.83)	(0.39)	(1.87)

Net Asset Value, End of Period	$7.88	$15.23	$16.77	$16.57	$15.38

Total Return(c)	(43.92)%	(1.04)%	13.27%	10.55%	22.67%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$80,587	$150,918	$142,116	$112,437	$78,166
Ratio of Expenses to Average Net Assets	1.06%(d)	1.06%	1.06%	1.07%	1.05%
Ratio of Gross Expenses to Average Net Assets	–	–	–	–	1.08%(e)
Ratio of Net Investment Income to Average Net Assets	1.22%	0.73%	0.78%	0.32%	0.11%
Portfolio Turnover Rate	157.7%	146.7%	150.6%	90.6%	59.2%

(a)	Effective June 13, 2008, MidCap Value Account changed its name to MidCap Value Account II.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(d)	Reflects Manager's contractual expense limit.

(e)	Expense ratio without commission rebates.

See accompanying notes.

355

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

Money Market Account

Class 1 shares

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.03	0.05	0.05	0.03	0.01

Total From Investment Operations	0.03	0.05	0.05	0.03	0.01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	(0.05)	(0.05)	(0.03)	(0.01)

Total Dividends and Distributions	(0.03)	(0.05)	(0.05)	(0.03)	(0.01)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(b)	2.58%	4.94%	4.67%	2.69%	0.92%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$455,594	$272,347	$180,210	$150,653	$140,553
Ratio of Expenses to Average Net Assets(c)	0.45%	0.47%	0.49%	0.61%	0.49%
Ratio of Net Investment Income to Average Net Assets	2.47%	4.81%	4.59%	2.66%	0.91%

	2008	2007(d)

Money Market Account

Class 2 shares

Net Asset Value, Beginning of Period	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.02	0.04

Total From Investment Operations	0.02	0.04
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.02)	(0.04)

Total Dividends and Distributions	(0.02)	(0.04)

Net Asset Value, End of Period	$1.00	$1.00

Total Return(b)	2.33%	4.59%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$15,013	$4,646
Ratio of Expenses to Average Net Assets(c)	0.70%	0.72%(f)
Ratio of Net Investment Income to Average Net Assets	2.13%	4.55%(f)

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager's contractual expense limit.

(d)	Period from January 8, 2007, date operations commenced, through December 31, 2007.

(e)	Total return amounts have not been annualized.

(f)	Computed on an annualized basis.

See accompanying notes.

356

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

Mortgage Securities Account

Class 1 shares

Net Asset Value, Beginning of Period	$10.49	$10.41	$10.47	$10.71	$10.75
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.48	0.49	0.47	0.46	0.45
Net Realized and Unrealized Gain (Loss) on Investments	(0.01)	0.16	(0.03)	(0.22)	(0.06)

Total From Investment Operations	0.47	0.65	0.44	0.24	0.39
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.68)	(0.57)	(0.50)	(0.48)	(0.43)

Total Dividends and Distributions	(0.68)	(0.57)	(0.50)	(0.48)	(0.43)

Net Asset Value, End of Period	$10.28	$10.49	$10.41	$10.47	$10.71

Total Return(b)	4.68%	6.58%	4.45%	2.27%	3.78%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$152,711	$226,615	$259,054	$266,902	$263,816
Ratio of Expenses to Average Net Assets(c)	0.51%	0.50%	0.53%	0.54%	0.54%
Ratio of Gross Expenses to Average Net Assets	–	–	0.53%(d)	0.54%(d)	0.54%(d)
Ratio of Net Investment Income to Average Net Assets	4.63%	4.73%	4.54%	4.39%	4.21%
Portfolio Turnover Rate	9.9%	6.2%	16.0%	33.0%	28.0%

	2008	2007	2006	2005	2004

Mortgage Securities Account

Class 2 shares

Net Asset Value, Beginning of Period	$10.47	$10.39	$10.43	$10.66	$10.70
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.45	0.46	0.44	0.43	0.42
Net Realized and Unrealized Gain (Loss) on Investments	(0.01)	0.17	(0.02)	(0.22)	(0.06)

Total From Investment Operations	0.44	0.63	0.42	0.21	0.36
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.65)	(0.55)	(0.46)	(0.44)	(0.40)

Total Dividends and Distributions	(0.65)	(0.55)	(0.46)	(0.44)	(0.40)

Net Asset Value, End of Period	$10.26	$10.47	$10.39	$10.43	$10.66

Total Return(b)	4.41%	6.21%	4.22%	2.02%	3.59%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,085	$3,322	$5,041	$8,742	$12,757
Ratio of Expenses to Average Net Assets(c)	0.76%	0.75%	0.78%	0.79%	0.79%
Ratio of Gross Expenses to Average Net Assets	–	–	0.78%(d)	0.79%(d)	0.79%(d)
Ratio of Net Investment Income to Average Net Assets	4.38%	4.47%	4.29%	4.14%	3.96%
Portfolio Turnover Rate	9.9%	6.2%	16.0%	33.0%	28.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager's contractual expense limit.

(d)	Expense ratio without custodian credits.

See accompanying notes.

357

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004(a)

Principal LifeTime 2010 Account

Class 1 shares

Net Asset Value, Beginning of Period	$12.94	$12.76	$11.37	$10.84	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.38	0.67	0.25	0.02	0.11
Net Realized and Unrealized Gain (Loss) on Investments	(4.02)	(0.19)	1.15	0.59	0.82

Total From Investment Operations	(3.64)	0.48	1.40	0.61	0.93
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.47)	(0.16)	(0.01)	(0.01)	(0.09)
Distributions from Realized Gains	(0.76)	(0.14)	–	(0.07)	–

Total Dividends and Distributions	(1.23)	(0.30)	(0.01)	(0.08)	(0.09)

Net Asset Value, End of Period	$8.07	$12.94	$12.76	$11.37	$10.84

Total Return(c)	(30.91)%	3.74%	12.30%	5.70%	9.31%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$32,113	$44,891	$26,936	$12,930	$11
Ratio of Expenses to Average Net Assets(e)	0.15%	0.13%	0.16%	0.16%	0.16%(f)
Ratio of Gross Expenses to Average Net Assets(e),(g)	–	–	0.16%	0.20%	10.02%(f)
Ratio of Net Investment Income to Average Net Assets	3.58%	5.13%	2.09%	0.22%	3.21%(f)
Portfolio Turnover Rate	26.0%	67.0%	31.5%	4.3%	3.0%(f)

	2008	2007	2006	2005	2004(a)

Principal LifeTime 2020 Account

Class 1 shares

Net Asset Value, Beginning of Period	$13.86	$13.37	$11.61	$10.97	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.33	0.71	0.15	(0.01)	0.13
Net Realized and Unrealized Gain (Loss) on Investments	(4.58)	(0.06)	1.61	0.75	0.93

Total From Investment Operations	(4.25)	0.65	1.76	0.74	1.06
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.51)	(0.07)	–	(0.02)	(0.09)
Distributions from Realized Gains	(0.99)	(0.09)	–	(0.08)	–

Total Dividends and Distributions	(1.50)	(0.16)	–	(0.10)	(0.09)

Net Asset Value, End of Period	$8.11	$13.86	$13.37	$11.61	$10.97

Total Return(c)	(34.16)%	4.87%	15.16%	6.77%	10.62%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$126,555	$179,244	$98,599	$26,753	$15
Ratio of Expenses to Average Net Assets(e)	0.13%	0.12%	0.13%	0.13%	0.13%(f)
Ratio of Gross Expenses to Average Net Assets(e),(g)	–	–	0.14%	0.16%	8.72%(f)
Ratio of Net Investment Income to Average Net Assets	3.00%	5.12%	1.23%	(0.10)%	3.65%(f)
Portfolio Turnover Rate	14.6%	60.3%	13.2%	3.1%	2.6%(f)

(a)	Period from August 30, 2004, date operations commenced, through December 31, 2004.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(d)	Total return amounts have not been annualized.

(e)	Does not include expenses of the investment companies in which the Account invests.

(f)	Computed on an annualized basis.

(g)	Excludes expense reimbursement from Manager.

See accompanying notes.

358

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004(a)

Principal LifeTime 2030 Account

Class 1 shares

Net Asset Value, Beginning of Period	$13.99	$13.35	$11.63	$10.97	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.29	0.71	0.12	0.01	0.30
Net Realized and Unrealized Gain (Loss) on Investments	(4.85)	0.09	1.60	0.73	0.76

Total From Investment Operations	(4.56)	0.80	1.72	0.74	1.06
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.50)	(0.06)	–	(0.02)	(0.09)
Distributions from Realized Gains	(1.07)	(0.10)	–	(0.06)	–

Total Dividends and Distributions	(1.57)	(0.16)	–	(0.08)	(0.09)

Net Asset Value, End of Period	$7.86	$13.99	$13.35	$11.63	$10.97

Total Return(c)	(36.42)%	5.97%	14.83%	6.76%	10.60%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$25,504	$31,304	$15,224	$3,918	$151
Ratio of Expenses to Average Net Assets(e)	0.16%	0.13%	0.16%	0.16%	0.16%(f)
Ratio of Gross Expenses to Average Net Assets(e),(g)	–	–	0.21%	0.38%	2.14%(f)
Ratio of Net Investment Income to Average Net Assets	2.63%	5.11%	0.95%	0.08%	8.58%(f)
Portfolio Turnover Rate	18.0%	66.7%	37.8%	11.5%	4.8%(f)

	2008	2007	2006	2005	2004(a)

Principal LifeTime 2040 Account

Class 1 shares

Net Asset Value, Beginning of Period	$14.37	$13.60	$11.82	$11.09	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.26	0.75	0.11	0.01	0.19
Net Realized and Unrealized Gain (Loss) on Investments	(5.22)	0.14	1.67	0.79	0.99

Total From Investment Operations	(4.96)	0.89	1.78	0.80	1.18
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.45)	(0.05)	–	(0.02)	(0.09)
Distributions from Realized Gains	(1.02)	(0.07)	–	(0.05)	–

Total Dividends and Distributions	(1.47)	(0.12)	–	(0.07)	(0.09)

Net Asset Value, End of Period	$7.94	$14.37	$13.60	$11.82	$11.09

Total Return(c)	(38.16)%	6.54%	15.13%	7.27%	11.78%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11,368	$16,244	$7,256	$1,893	$147
Ratio of Expenses to Average Net Assets(e)	0.13%	0.13%	0.13%	0.13%	0.14%(f)
Ratio of Gross Expenses to Average Net Assets(e),(g)	–	–	0.32%	0.56%	1.47%(f)
Ratio of Net Investment Income to Average Net Assets	2.28%	5.27%	0.83%	0.12%	5.35%(f)
Portfolio Turnover Rate	22.6%	72.7%	29.8%	18.2%	9.4%(f)

(a)	Period from August 30, 2004, date operations commenced, through December 31, 2004.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(d)	Total return amounts have not been annualized.

(e)	Does not include expenses of the investment companies in which the Account invests.

(f)	Computed on an annualized basis.

(g)	Excludes expense reimbursement from Manager.

See accompanying notes.

359

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004(a)

Principal LifeTime 2050 Account

Class 1 shares

Net Asset Value, Beginning of Period	$14.48	$13.68	$11.85	$11.09	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.24	0.73	0.08	0.01	0.11
Net Realized and Unrealized Gain (Loss) on Investments	(5.30)	0.18	1.75	0.82	1.06

Total From Investment Operations	(5.06)	0.91	1.83	0.83	1.17
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.48)	(0.03)	–	(0.02)	(0.08)
Distributions from Realized Gains	(1.14)	(0.08)	–	(0.05)	–

Total Dividends and Distributions	(1.62)	(0.11)	–	(0.07)	(0.08)

Net Asset Value, End of Period	$7.80	$14.48	$13.68	$11.85	$11.09

Total Return(c)	(39.05)%	6.62%	15.49%	7.56%	11.74%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$7,231	$9,500	$5,210	$1,160	$88
Ratio of Expenses to Average Net Assets(e)	0.12%	0.12%	0.12%	0.12%	0.13%(f)
Ratio of Gross Expenses to Average Net Assets(e),(g)	–	–	0.44%	1.11%	1.49%(f)
Ratio of Net Investment Income to Average Net Assets	2.12%	5.06%	0.63%	0.11%	3.04%(f)
Portfolio Turnover Rate	16.1%	93.1%	36.4%	4.2%	13.0%(f)

	2008	2007	2006	2005	2004(a)

Principal LifeTime Strategic Income Account

Class 1 shares

Net Asset Value, Beginning of Period	$12.12	$12.15	$11.05	$10.68	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.52	0.61	0.27	0.06	0.12
Net Realized and Unrealized Gain (Loss) on Investments	(3.25)	(0.36)	0.86	0.46	0.65

Total From Investment Operations	(2.73)	0.25	1.13	0.52	0.77
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.42)	(0.17)	(0.02)	(0.03)	(0.09)
Distributions from Realized Gains	(0.33)	(0.11)	(0.01)	(0.12)	–

Total Dividends and Distributions	(0.75)	(0.28)	(0.03)	(0.15)	(0.09)

Net Asset Value, End of Period	$8.64	$12.12	$12.15	$11.05	$10.68

Total Return(c)	(23.89)%	2.12%	10.26%	4.96%	7.66%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$17,064	$21,210	$12,655	$5,463	$11
Ratio of Expenses to Average Net Assets(e)	0.14%	0.13%	0.14%	0.14%	0.14%(f)
Ratio of Gross Expenses to Average Net Assets(e),(g)	–	–	0.21%	0.27%	10.09%(f)
Ratio of Net Investment Income to Average Net Assets	4.93%	5.03%	2.36%	0.60%	3.30%(f)
Portfolio Turnover Rate	26.8%	54.4%	20.9%	8.4%	2.9%(f)
(a)	Period from August 30, 2004, date operations commenced, through December 31, 2004.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(d)	Total return amounts have not been annualized.

(e)	Does not include expenses of the investment companies in which the Account invests.

(f)	Computed on an annualized basis.

(g)	Excludes expense reimbursement from Manager.

See accompanying notes.

360

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

Real Estate Securities Account

Class 1 shares

Net Asset Value, Beginning of Period	$19.06	$26.09	$20.51	$17.88	$14.90
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.25	0.35	0.23	0.40	0.39
Net Realized and Unrealized Gain (Loss) on Investments	(4.11)	(4.45)	6.84	2.39	4.66

Total From Investment Operations	(3.86)	(4.10)	7.07	2.79	5.05
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.41)	(0.20)	(0.39)	–	(0.35)
Distributions from Realized Gains	(6.04)	(2.73)	(1.10)	(0.16)	(1.72)

Total Dividends and Distributions	(6.45)	(2.93)	(1.49)	(0.16)	(2.07)

Net Asset Value, End of Period	$8.75	$19.06	$26.09	$20.51	$17.88

Total Return(b)	(32.86)%	(17.69)%	36.61%	15.85%	34.53%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$127,836	$204,752	$255,955	$178,922	$146,022
Ratio of Expenses to Average Net Assets(c)	0.89%	0.86%	0.87%	0.89%	0.90%
Ratio of Gross Expenses to Average Net Assets	–	–	–	–	0.90%(d)
Ratio of Net Investment Income to Average Net Assets	1.77%	1.51%	1.01%	2.16%	2.37%
Portfolio Turnover Rate	47.2%	81.3%(e)	35.8%	23.6%	58.8%

	2008	2007(f)

Real Estate Securities Account

Class 2 shares

Net Asset Value, Beginning of Period	$19.06	$25.65
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.20	0.27
Net Realized and Unrealized Gain (Loss) on Investments	(4.10)	(4.00)

Total From Investment Operations	(3.90)	(3.73)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.36)	(0.13)
Distributions from Realized Gains	(6.04)	(2.73)

Total Dividends and Distributions	(6.40)	(2.86)

Net Asset Value, End of Period	$8.76	$19.06

Total Return(b)	(33.01)%	(16.50)%(g)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$568	$1,441
Ratio of Expenses to Average Net Assets(c)	1.14%	1.11%(h)
Ratio of Net Investment Income to Average Net Assets	1.35%	1.17%(h)
Portfolio Turnover Rate	47.2%	81.3%(e)

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager's contractual expense limit.

(d)	Expense ratio without commission rebates.

(e)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT REIT Fund.

(f)	Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized loss of $.05 per share from January 3, 2007 through

January 8, 2007.

(g)	Total return amounts have not been annualized.

(h)	Computed on an annualized basis.

See accompanying notes.

361

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

SAM Balanced Portfolio

Class 1 shares

Net Asset Value, Beginning of Period	$19.17	$18.09	$16.72	$16.08	$14.88
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.62	0.64	0.41	0.36	0.32
Net Realized and Unrealized Gain (Loss) on Investments	(4.93)	0.92	1.33	0.59	1.16

Total From Investment Operations	(4.31)	1.56	1.74	0.95	1.48
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.71)	(0.48)	(0.37)	(0.31)	(0.28)
Distributions from Realized Gains	(2.20)	–	–	–	–

Total Dividends and Distributions	(2.91)	(0.48)	(0.37)	(0.31)	(0.28)

Net Asset Value, End of Period	$11.95	$19.17	$18.09	$16.72	$16.08

Total Return(b)	(26.18)%	8.67%	10.61%	6.01%	10.12%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$387,339	$481,245	$507,193	$462,438	$467,076
Ratio of Expenses to Average Net Assets(c),(d)	0.25%	0.23%	0.27%	0.28%	0.28%
Ratio of Gross Expenses to Average Net Assets(d)	–	–	0.27%(e)	0.28%(e)	0.28%(e)
Ratio of Net Investment Income to Average Net Assets	4.04%	3.40%	2.39%	2.26%	2.13%
Portfolio Turnover Rate	39.1%	42.1%	11.0%	4.0%	4.0%

	2008	2007	2006	2005	2004

SAM Balanced Portfolio

Class 2 shares

Net Asset Value, Beginning of Period	$19.04	$17.97	$16.61	$15.99	$14.82
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.64	0.58	0.37	0.32	0.28
Net Realized and Unrealized Gain (Loss) on Investments	(4.97)	0.92	1.32	0.58	1.16

Total From Investment Operations	(4.33)	1.50	1.69	0.90	1.44
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.66)	(0.43)	(0.33)	(0.28)	(0.27)
Distributions from Realized Gains	(2.20)	–	–	–	–

Total Dividends and Distributions	(2.86)	(0.43)	(0.33)	(0.28)	(0.27)

Net Asset Value, End of Period	$11.85	$19.04	$17.97	$16.61	$15.99

Total Return(b)	(26.42)%	8.39%	10.38%	5.72%	9.83%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$113,639	$212,465	$224,203	$198,280	$164,802
Ratio of Expenses to Average Net Assets(c),(d)	0.50%	0.48%	0.52%	0.53%	0.53%
Ratio of Gross Expenses to Average Net Assets(d)	–	–	0.52%(e)	0.53%(e)	0.53%(e)
Ratio of Net Investment Income to Average Net Assets	4.09%	3.13%	2.14%	2.01%	1.88%
Portfolio Turnover Rate	39.1%	42.1%	11.0%	4.0%	4.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager's contractual expense limit.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Expense ratio without custodian credits.

See accompanying notes.

362

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

SAM Conservative Balanced Portfolio

Class 1 shares

Net Asset Value, Beginning of Period	$13.07	$12.74	$12.07	$11.82	$11.15
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.50	0.52	0.39	0.35	0.34
Net Realized and Unrealized Gain (Loss) on Investments	(2.77)	0.43	0.64	0.18	0.56

Total From Investment Operations	(2.27)	0.95	1.03	0.53	0.90
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.47)	(0.45)	(0.33)	(0.28)	(0.23)
Distributions from Realized Gains	(0.84)	(0.17)	(0.03)	–	–

Total Dividends and Distributions	(1.31)	(0.62)	(0.36)	(0.28)	(0.23)

Net Asset Value, End of Period	$9.49	$13.07	$12.74	$12.07	$11.82

Total Return(b)	(19.21)%	7.55%	8.83%	4.59%	8.21%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$74,246	$50,531	$43,249	$43,818	$40,458
Ratio of Expenses to Average Net Assets(c),(d)	0.26%	0.24%	0.33%	0.38%	0.33%
Ratio of Gross Expenses to Average Net Assets(d)	–	–	0.33%(e)	0.38%(e)	0.33%(e)
Ratio of Net Investment Income to Average Net Assets	4.51%	4.05%	3.22%	3.00%	3.02%
Portfolio Turnover Rate	46.1%	45.0%	11.0%	4.0%	1.0%

	2008	2007	2006	2005	2004

SAM Conservative Balanced Portfolio

Class 2 shares

Net Asset Value, Beginning of Period	$12.97	$12.64	$11.98	$11.75	$11.11
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.57	0.49	0.36	0.32	0.31
Net Realized and Unrealized Gain (Loss) on Investments	(2.85)	0.43	0.64	0.17	0.55

Total From Investment Operations	(2.28)	0.92	1.00	0.49	0.86
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.44)	(0.42)	(0.31)	(0.26)	(0.22)
Distributions from Realized Gains	(0.84)	(0.17)	(0.03)	–	–

Total Dividends and Distributions	(1.28)	(0.59)	(0.34)	(0.26)	(0.22)

Net Asset Value, End of Period	$9.41	$12.97	$12.64	$11.98	$11.75

Total Return(b)	(19.41)%	7.34%	8.50%	4.37%	7.88%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$17,277	$29,194	$32,716	$29,984	$20,845
Ratio of Expenses to Average Net Assets(c),(d)	0.51%	0.49%	0.58%	0.63%	0.58%
Ratio of Gross Expenses to Average Net Assets(d)	–	–	0.58%(e)	0.63%(e)	0.58%(e)
Ratio of Net Investment Income to Average Net Assets	4.95%	3.85%	2.97%	2.75%	2.77%
Portfolio Turnover Rate	46.1%	45.0%	11.0%	4.0%	1.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager's contractual expense limit.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Expense ratio without custodian credits.

See accompanying notes.

363

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

SAM Conservative Growth Portfolio

Class 1 shares

Net Asset Value, Beginning of Period	$21.18	$19.70	$17.85	$16.89	$15.32
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.57	0.57	0.28	0.25	0.21
Net Realized and Unrealized Gain (Loss) on Investments	(6.78)	1.26	1.86	0.93	1.58

Total From Investment Operations	(6.21)	1.83	2.14	1.18	1.79
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.72)	(0.35)	(0.29)	(0.22)	(0.22)
Distributions from Realized Gains	(1.91)	–	–	–	–

Total Dividends and Distributions	(2.63)	(0.35)	(0.29)	(0.22)	(0.22)

Net Asset Value, End of Period	$12.34	$21.18	$19.70	$17.85	$16.89

Total Return(b)	(33.11)%	9.29%	12.20%	7.04%	11.78%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$103,553	$251,682	$284,083	$293,378	$303,584
Ratio of Expenses to Average Net Assets(c),(d)	0.25%	0.23%	0.28%	0.29%	0.28%
Ratio of Gross Expenses to Average Net Assets(d)	–	–	0.28%(e)	0.29%(e)	0.28%(e)
Ratio of Net Investment Income to Average Net Assets	3.34%	2.74%	1.50%	1.47%	1.36%
Portfolio Turnover Rate	24.4%	46.8%	8.0%	9.0%	10.0%

	2008	2007	2006	2005	2004

SAM Conservative Growth Portfolio

Class 2 shares

Net Asset Value, Beginning of Period	$21.03	$19.56	$17.73	$16.80	$15.25
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.57	0.51	0.23	0.21	0.17
Net Realized and Unrealized Gain (Loss) on Investments	(6.78)	1.26	1.86	0.91	1.58

Total From Investment Operations	(6.21)	1.77	2.09	1.12	1.75
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.67)	(0.30)	(0.26)	(0.19)	(0.20)
Distributions from Realized Gains	(1.91)	–	–	–	–

Total Dividends and Distributions	(2.58)	(0.30)	(0.26)	(0.19)	(0.20)

Net Asset Value, End of Period	$12.24	$21.03	$19.56	$17.73	$16.80

Total Return(b)	(33.30)%	9.04%	11.95%	6.71%	11.58%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$70,419	$129,346	$124,555	$94,662	$73,830
Ratio of Expenses to Average Net Assets(c),(d)	0.50%	0.48%	0.53%	0.54%	0.53%
Ratio of Gross Expenses to Average Net Assets(d)	–	–	0.53%(e)	0.54%(e)	0.53%(e)
Ratio of Net Investment Income to Average Net Assets	3.38%	2.47%	1.25%	1.22%	1.11%
Portfolio Turnover Rate	24.4%	46.8%	8.0%	9.0%	10.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager's contractual expense limit.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Expense ratio without custodian credits.

See accompanying notes.

364

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

SAM Flexible Income Portfolio

Class 1 shares

Net Asset Value, Beginning of Period	$14.36	$14.42	$14.08	$14.10	$13.71
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.56	0.67	0.56	0.52	0.51
Net Realized and Unrealized Gain (Loss) on Investments	(2.25)	0.18	0.36	(0.05)	0.35

Total From Investment Operations	(1.69)	0.85	0.92	0.47	0.86
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.90)	(0.69)	(0.57)	(0.47)	(0.47)
Distributions from Realized Gains	(1.19)	(0.22)	(0.01)	(0.02)	–

Total Dividends and Distributions	(2.09)	(0.91)	(0.58)	(0.49)	(0.47)

Net Asset Value, End of Period	$10.58	$14.36	$14.42	$14.08	$14.10

Total Return(b)	(13.76)%	6.09%	6.84%	3.41%	6.47%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$98,000	$113,970	$126,456	$143,367	$149,055
Ratio of Expenses to Average Net Assets(c),(d)	0.25%	0.24%	0.29%	0.30%	0.28%
Ratio of Gross Expenses to Average Net Assets(d)	–	–	0.29%(e)	0.30%(e)	0.28%(e)
Ratio of Net Investment Income to Average Net Assets	4.50%	4.66%	3.99%	3.74%	3.67%
Portfolio Turnover Rate	53.9%	28.4%	6.0%	5.0%	5.0%

	2008	2007	2006	2005	2004

SAM Flexible Income Portfolio

Class 2 shares

Net Asset Value, Beginning of Period	$14.26	$14.32	$13.98	$14.02	$13.65
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.66	0.63	0.53	0.49	0.47
Net Realized and Unrealized Gain (Loss) on Investments	(2.38)	0.19	0.36	(0.07)	0.36

Total From Investment Operations	(1.72)	0.82	0.89	0.42	0.83
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.86)	(0.66)	(0.54)	(0.44)	(0.46)
Distributions from Realized Gains	(1.19)	(0.22)	(0.01)	(0.02)	–

Total Dividends and Distributions	(2.05)	(0.88)	(0.55)	(0.46)	(0.46)

Net Asset Value, End of Period	$10.49	$14.26	$14.32	$13.98	$14.02

Total Return(b)	(14.02)%	5.86%	6.61%	3.09%	6.24%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$26,751	$53,025	$63,097	$79,487	$67,752
Ratio of Expenses to Average Net Assets(c),(d)	0.50%	0.49%	0.54%	0.55%	0.53%
Ratio of Gross Expenses to Average Net Assets(d)	–	–	0.54%(e)	0.55%(e)	0.53%(e)
Ratio of Net Investment Income to Average Net Assets	5.27%	4.39%	3.74%	3.49%	3.42%
Portfolio Turnover Rate	53.9%	28.4%	6.0%	5.0%	5.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager's contractual expense limit.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Expense ratio without custodian credits.

See accompanying notes.

365

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

SAM Strategic Growth Portfolio

Class 1 shares

Net Asset Value, Beginning of Period	$23.91	$22.07	$19.74	$18.45	$16.46
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.44	0.55	0.23	0.19	0.14
Net Realized and Unrealized Gain (Loss) on Investments	(7.99)	1.57	2.32	1.22	1.96

Total From Investment Operations	(7.55)	2.12	2.55	1.41	2.10
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.76)	(0.28)	(0.22)	(0.12)	(0.11)
Distributions from Realized Gains	(3.32)	–	–	–	–

Total Dividends and Distributions	(4.08)	(0.28)	(0.22)	(0.12)	(0.11)

Net Asset Value, End of Period	$12.28	$23.91	$22.07	$19.74	$18.45

Total Return(b)	(37.42)%	9.61%	13.06%	7.71%	12.83%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$44,945	$150,975	$146,789	$136,966	$130,069
Ratio of Expenses to Average Net Assets(c),(d)	0.25%	0.24%	0.29%	0.31%	0.29%
Ratio of Gross Expenses to Average Net Assets(d)	–	–	0.29%(e)	0.31%(e)	0.29%(e)
Ratio of Net Investment Income to Average Net Assets	2.36%	2.34%	1.10%	1.01%	0.80%
Portfolio Turnover Rate	31.8%	45.7%	7.0%	9.0%	4.0%

	2008	2007	2006	2005	2004

SAM Strategic Growth Portfolio

Class 2 shares

Net Asset Value, Beginning of Period	$23.77	$21.95	$19.64	$18.38	$16.42
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.50	0.47	0.17	0.14	0.09
Net Realized and Unrealized Gain (Loss) on Investments	(8.04)	1.57	2.32	1.22	1.97

Total From Investment Operations	(7.54)	2.04	2.49	1.36	2.06
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.71)	(0.22)	(0.18)	(0.10)	(0.10)
Distributions from Realized Gains	(3.32)	–	–	–	–

Total Dividends and Distributions	(4.03)	(0.22)	(0.18)	(0.10)	(0.10)

Net Asset Value, End of Period	$12.20	$23.77	$21.95	$19.64	$18.38

Total Return(b)	(37.56)%	9.34%	12.77%	7.47%	12.54%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$48,224	$80,715	$69,965	$48,413	$34,129
Ratio of Expenses to Average Net Assets(c),(d)	0.50%	0.49%	0.54%	0.56%	0.54%
Ratio of Gross Expenses to Average Net Assets(d)	–	–	0.54%(e)	0.56%(e)	0.54%(e)
Ratio of Net Investment Income to Average Net Assets	2.81%	2.04%	0.85%	0.76%	0.55%
Portfolio Turnover Rate	31.8%	45.7%	7.0%	9.0%	4.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager's contractual expense limit.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Expense ratio without custodian credits.

See accompanying notes.

366

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

Short-Term Bond Account

Class 1 shares

Net Asset Value, Beginning of Period	$10.23	$10.28	$10.11	$10.12	$9.99
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.48	0.52	0.45	0.33	0.25
Net Realized and Unrealized Gain (Loss) on Investments	(1.63)	(0.21)	(0.01)	(0.15)	(0.12)

Total From Investment Operations	(1.15)	0.31	0.44	0.18	0.13
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.46)	(0.36)	(0.27)	(0.19)	–

Total Dividends and Distributions	(0.46)	(0.36)	(0.27)	(0.19)	–

Net Asset Value, End of Period	$8.62	$10.23	$10.28	$10.11	$10.12

Total Return(b)	(11.68)%	3.07%	4.44%	1.80%	1.30%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$117,960	$156,830	$120,364	$83,822	$56,241
Ratio of Expenses to Average Net Assets	0.50%	0.49%	0.64%	0.57%	0.53%
Ratio of Expenses to Average Net Assets (Excluding Reverse
Repurchase Agreement Expense)	N/A	N/A	0.52%	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.97%	5.08%	4.51%	3.26%	2.53%
Portfolio Turnover Rate	23.4%	37.9%	43.8%	74.3%	34.8%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

See accompanying notes.

367

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

Short-Term Income Account

Class 1 shares

Net Asset Value, Beginning of Period	$2.50	$2.52	$2.52	$2.58	$2.63
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.10	0.11	0.11	0.10	0.10
Net Realized and Unrealized Gain (Loss) on Investments	(0.11)	–	–	(0.06)	(0.05)

Total From Investment Operations	(0.01)	0.11	0.11	0.04	0.05
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)	(0.13)	(0.11)	(0.10)	(0.10)

Total Dividends and Distributions	(0.08)	(0.13)	(0.11)	(0.10)	(0.10)

Net Asset Value, End of Period	$2.41	$2.50	$2.52	$2.52	$2.58

Total Return(b)	(0.57)%	4.50%	4.59%	1.64%	2.07%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$37,975	$76,165	$42,466	$47,221	$48,574
Ratio of Expenses to Average Net Assets(c)	0.52%	0.50%	0.61%	0.60%	0.61%
Ratio of Gross Expenses to Average Net Assets	–	–	0.61%(d)	0.60%(d)	0.61%(d)
Ratio of Net Investment Income to Average Net Assets	4.05%	4.56%	4.30%	4.01%	3.74%
Portfolio Turnover Rate	40.1%	46.8%	13.0%	22.0%	17.0%

	2008	2007	2006	2005	2004

Short-Term Income Account

Class 2 shares

Net Asset Value, Beginning of Period	$2.49	$2.51	$2.51	$2.56	$2.62
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.09	0.11	0.10	0.09	0.09
Net Realized and Unrealized Gain (Loss) on Investments	(0.12)	(0.01)	–	(0.05)	(0.05)

Total From Investment Operations	(0.03)	0.10	0.10	0.04	0.04
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)	(0.12)	(0.10)	(0.09)	(0.10)

Total Dividends and Distributions	(0.07)	(0.12)	(0.10)	(0.09)	(0.10)

Net Asset Value, End of Period	$2.39	$2.49	$2.51	$2.51	$2.56

Total Return(b)	(1.23)%	4.24%	4.24%	1.76%	1.60%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,662	$2,386	$3,221	$5,156	$7,096
Ratio of Expenses to Average Net Assets(c)	0.77%	0.75%	0.86%	0.85%	0.86%
Ratio of Gross Expenses to Average Net Assets	–	–	0.86%(d)	0.85%(d)	0.86%(d)
Ratio of Net Investment Income to Average Net Assets	3.81%	4.33%	4.05%	3.76%	3.49%
Portfolio Turnover Rate	40.1%	46.8%	13.0%	22.0%	17.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager's contractual expense limit.

(d)	Expense ratio without custodian credits.

See accompanying notes.

368

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

SmallCap Blend Account (a)

Class 1 shares

Net Asset Value, Beginning of Period	$9.82	$10.78	$10.22	$9.55	$7.97
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.03	0.04	0.03	0.02	–
Net Realized and Unrealized Gain (Loss) on Investments	(3.28)	0.24	1.23	0.65	1.58

Total From Investment Operations	(3.25)	0.28	1.26	0.67	1.58
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.03)	(0.02)	–	–
Distributions from Realized Gains	(0.99)	(1.21)	(0.68)	–	–

Total Dividends and Distributions	(1.03)	(1.24)	(0.70)	–	–

Net Asset Value, End of Period	$5.54	$9.82	$10.78	$10.22	$9.55

Total Return(c)	(36.73)%	1.65%	12.70%	7.04%	19.82%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$48,620	$92,456	$103,131	$94,476	$85,115
Ratio of Expenses to Average Net Assets	0.88%	0.86%	0.87%	0.88%	0.86%
Ratio of Gross Expenses to Average Net Assets	–	–	–	–	0.86%(d)
Ratio of Net Investment Income to Average Net Assets	0.41%	0.34%	0.32%	0.17%	0.03%
Portfolio Turnover Rate	65.3%	53.9%	132.3%	125.8%	188.7%

(a)	Effective June 13, 2008, SmallCap Account changed its name to SmallCap Blend Account.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(d)	Expense ratio without commission rebates.

See accompanying notes.

369

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

SmallCap Growth Account II(a)

Class 1 shares

Net Asset Value, Beginning of Period	$11.35	$10.81	$9.92	$9.30	$8.36
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.06)	(0.07)	(0.06)	(0.07)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	(4.61)	0.61	0.95	0.69	1.00

Total From Investment Operations	(4.67)	0.54	0.89	0.62	0.94

Net Asset Value, End of Period	$6.68	$11.35	$10.81	$9.92	$9.30

Total Return(c)	(41.15)%	5.00%	8.97%	6.67%	11.24%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$59,137	$103,626	$73,327	$66,656	$63,453
Ratio of Expenses to Average Net Assets(d)	1.05%	1.01%	1.02%	1.05%	0.99%
Ratio of Gross Expenses to Average Net Assets	–	–	–	–	1.01%(e)
Ratio of Net Investment Income to Average Net Assets	(0.65)%	(0.59)%	(0.62)%	(0.77)%	(0.70)%
Portfolio Turnover Rate	83.8%	86.5%(f)	77.6%	68.2%	43.3%

	2008	2007(g)

SmallCap Growth Account II(a)

Class 2 shares

Net Asset Value, Beginning of Period	$11.32	$10.72
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.08)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	(4.59)	0.70

Total From Investment Operations	(4.67)	0.60

Net Asset Value, End of Period	$6.65	$11.32

Total Return(c)	(41.25)%	5.60%(h)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,102	$3,968
Ratio of Expenses to Average Net Assets(d)	1.30%	1.26%(i)
Ratio of Net Investment Income to Average Net Assets	(0.90)%	(0.84)%(i)
Portfolio Turnover Rate	83.8%	86.5%(f)

(a)	Effective June 13, 2008, SmallCap Growth Account changed its name to SmallCap Growth Account II.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(d)	Reflects Manager's contractual expense limit.

(e)	Expense ratio without commission rebates.

(f)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT SmallCap Growth Fund.

(g)	Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized gain of $.07 per share from January 3, 2007 through

January 8, 2007.

(h)	Total return amounts have not been annualized.

(i)	Computed on an annualized basis.

See accompanying notes.

370

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

SmallCap Value Account I(a)

Class 1 shares

Net Asset Value, Beginning of Period	$15.69	$18.66	$17.61	$16.83	$15.04
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.14	0.13	0.09	0.07	0.03
Net Realized and Unrealized Gain (Loss) on Investments	(4.60)	(1.68)	2.98	0.96	3.37

Total From Investment Operations	(4.46)	(1.55)	3.07	1.03	3.40
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.13)	(0.07)	(0.06)	(0.01)	(0.03)
Distributions from Realized Gains	(1.59)	(1.35)	(1.96)	(0.24)	(1.58)

Total Dividends and Distributions	(1.72)	(1.42)	(2.02)	(0.25)	(1.61)

Net Asset Value, End of Period	$9.51	$15.69	$18.66	$17.61	$16.83

Total Return(c)	(31.82)%	(9.52)%	18.64%	6.22%	23.08%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$116,467	$178,698	$171,973	$132,035	$107,206
Ratio of Expenses to Average Net Assets(d)	1.01%	1.01%	1.11%	1.13%	1.12%
Ratio of Gross Expenses to Average Net Assets	–	–	–	–	1.13%(e)
Ratio of Net Investment Income to Average Net Assets	1.07%	0.71%	0.49%	0.38%	0.21%
Portfolio Turnover Rate	56.1%	55.0%(f)	49.0%	45.3%	38.0%

	2008	2007(g)

SmallCap Value Account I(a)

Class 2 shares

Net Asset Value, Beginning of Period	$15.68	$18.41
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.10	0.08
Net Realized and Unrealized Gain (Loss) on Investments	(4.57)	(1.43)

Total From Investment Operations	(4.47)	(1.35)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.11)	(0.03)
Distributions from Realized Gains	(1.59)	(1.35)

Total Dividends and Distributions	(1.70)	(1.38)

Net Asset Value, End of Period	$9.51	$15.68

Total Return(c)	(31.89)%	(8.51)%(h)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$101	$237
Ratio of Expenses to Average Net Assets(d)	1.26%	1.26%(i)
Ratio of Net Investment Income to Average Net Assets	0.78%	0.48%(i)
Portfolio Turnover Rate	56.1%	55.0%(f)

(a)	Effective June 13, 2008, SmallCap Value Account changed its name to SmallCap Value Account I.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(d)	Reflects Manager's contractual expense limit.

(e)	Expense ratio without commission rebates.

(f)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT SmallCap Value Fund.

(g)	Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized gain of $.09 per share from January 3, 2007 through

January 8, 2007.

(h)	Total return amounts have not been annualized.

(i)	Computed on an annualized basis.

See accompanying notes.

371

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

West Coast Equity Account

Class 1 shares

Net Asset Value, Beginning of Period	$25.13	$24.06	$22.04	$20.45	$18.14
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.15	0.20	0.15	0.13	0.16
Net Realized and Unrealized Gain (Loss) on Investments	(7.79)	1.89	2.45	1.61	2.20

Total From Investment Operations	(7.64)	2.09	2.60	1.74	2.36
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.24)	(0.18)	(0.12)	(0.15)	(0.05)
Distributions from Realized Gains	(2.20)	(0.84)	(0.46)	–	–

Total Dividends and Distributions	(2.44)	(1.02)	(0.58)	(0.15)	(0.05)

Net Asset Value, End of Period	$15.05	$25.13	$24.06	$22.04	$20.45

Total Return(b)	(33.37)%	8.73%	12.03%	8.57%	13.03%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$65,187	$128,486	$152,592	$130,071	$119,371
Ratio of Expenses to Average Net Assets(c)	0.64%	0.63%	0.67%	0.68%	0.69%
Ratio of Gross Expenses to Average Net Assets	–	–	0.67%(d)	0.68%(d)	0.69%(d)
Ratio of Net Investment Income to Average Net Assets	0.76%	0.81%	0.66%	0.62%	0.87%
Portfolio Turnover Rate	14.6%	16.6%	18.0%	18.0%	17.0%

	2008	2007	2006	2005	2004

West Coast Equity Account

Class 2 shares

Net Asset Value, Beginning of Period	$24.97	$23.91	$21.92	$20.35	$18.08
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.10	0.13	0.10	0.08	0.11
Net Realized and Unrealized Gain (Loss) on Investments	(7.75)	1.89	2.43	1.60	2.19

Total From Investment Operations	(7.65)	2.02	2.53	1.68	2.30
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.18)	(0.12)	(0.08)	(0.11)	(0.03)
Distributions from Realized Gains	(2.20)	(0.84)	(0.46)	–	–

Total Dividends and Distributions	(2.38)	(0.96)	(0.54)	(0.11)	(0.03)

Net Asset Value, End of Period	$14.94	$24.97	$23.91	$21.92	$20.35

Total Return(b)	(33.56)%	8.46%	11.75%	8.30%	12.72%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$6,970	$15,662	$16,954	$10,823	$8,270
Ratio of Expenses to Average Net Assets(c)	0.89%	0.88%	0.92%	0.93%	0.94%
Ratio of Gross Expenses to Average Net Assets	–	–	0.92%(d)	0.93%(d)	0.94%(d)
Ratio of Net Investment Income to Average Net Assets	0.49%	0.55%	0.41%	0.37%	0.62%
Portfolio Turnover Rate	14.6%	16.6%	18.0%	18.0%	17.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager's contractual expense limit.

(d)	Expense ratio without custodian credits.

See accompanying notes.

372

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders Principal Variable Contracts Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Asset Allocation Account, Balanced Account, Bond

& Mortgage Securities Account, Diversified International Account, Equity Income Account, Government & High Quality Bond Account, Income Account, International Emerging Markets Account, International SmallCap Account, LargeCap Blend Account II, LargeCap Growth Account, LargeCap Growth Account I, LargeCap S&P 500 Index Account, LargeCap Value Account, LargeCap Value Account II, LargeCap Value Account III, MidCap Blend Account, MidCap Growth Account, MidCap Stock Account, MidCap Value Account II, Money Market Account, Mortgage Securities Account, Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, Principal LifeTime Strategic Income Account, Real Estate Securities Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Bond Account, Short-Term Income Account, SmallCap Blend Account, SmallCap Growth Account II, SmallCap Value Account I and West Coast Equity Account, (constituting the Principal Variable Contracts Funds, Inc. (collectively the “Funds”)) as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Equity Income Account, Income Account, MidCap Stock Account, Mortgage Securities Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Account, and West Coast Equity Account for each of the periods presented through December 31, 2005, were audited by other auditors whose report dated February 17, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above constituting the portfolios within Principal Variable Contracts Funds, Inc. at December 31, 2008, the results of their operations, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated above, in conformity with U.S. generally accepted accounting principles.

Des Moines, Iowa February 17, 2009

373

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Funds, Inc. which is also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

		Number of
		Portfolios in Fund
		Complex	Other
Name, Position Held with the Fund,	Principal Occupation(s)	Overseen by	Directorships
Address*, and Year of Birth	During past 5 years	Director	Held by Director**

Elizabeth Ballantine	Principal, EBA Associates	112	The McClatchy
Director since 2004			Company
Member, Nominating and Governance
Committee
1948

Kristianne Blake	President, Kristianne Gates Blake,	112	Avista Corporation;
Director since 2007	P.S.		Russell Investment
Member, Operations Committee			Company; Russell
1954			Investment Funds

Craig Damos	CEO/President, Vertical Growth	112	None
Director since 2008	Officer, and CFO, The Weitz
Member, Operations Committee	Company
1954

Richard W. Gilbert	President, Gilbert Communications,	112	Calamos Asset
Director since 1985	Inc.		Management, Inc.
Member, Nominating and Governance
Committee
Member, Executive Committee
1940

Mark A. Grimmett	Executive Vice President and CFO,	112	None
Director since 2004	Merle Norman Cosmetics, Inc.
Member, Audit Committee
1960

Fritz S. Hirsch	President and CEO, Sassy, Inc.	112	None
Director since 2005
Member, Audit Committee
1951

William C. Kimball	Retired. Formerly Chairman and	112	Casey’s General Stores,
Director since 1999	CEO, Medicap Pharmacies, Inc.		Inc.
Member, Nominating and Governance
Committee
1947

Barbara A. Lukavsky	President and CEO, Barbican	112	None
Director since 1987	Enterprises, Inc.
Member, Nominating and Governance
Committee
1940

Daniel Pavelich	Retired. Formerly, Chairman and	112	Catalytic Inc.; Vaagen
Director since 2007	CEO of BDO Seidman.		Bros. Lumber, Inc.
Member, Audit Committee
1944

374

The following directors are considered to be “interested persons” as defined in the 1940 Act, as amended, because of an affiliation with the Manager and Principal Life.

Ralph C. Eucher	Chairman and Director, Principal	112	None
Director, Chairman and CEO	Management Corporation, since 1999.
Member, Executive Committee	Director, Principal Funds Distributor,
1952	Inc. since 2007. Director, Princor
since 1999. President Princor 1999-
2005. Senior Vice President, Principal
Life, since 2002. Prior thereto, Vice
President.

Nora M. Everett	President since 2008, Senior Vice	112	None
Director, President	President and Deputy General
1959	Counsel, Principal Financial Group,
Inc. 2004-2008. Vice President and
Counsel, Principal Financial Group,
Inc. 2001-2004.

William G. Papesh	Retired December 2007. Prior thereto,	112	None
Director	President and Director of Edge Asset
Member, Operations Committee	Management, Inc. since 2007;
1943	President and CEO of WM Group of
Funds 1987-2006.

*Correspondence intended for each Director who is other than an Interested Director may be sent to 711 High Street, Des Moines, IA 50392.

**Directorships of any company registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act or any other mutual fund.

The following table presents officers of the Funds.

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years

Craig L. Bassett	Vice President and Treasurer, Principal Life.
Treasurer
711 High Street, Des Moines, IA 50392
1952

Michael J. Beer	Executive Vice President and Chief Operating
Executive Vice President	Officer, Principal Management Corporation.
711 High Street, Des Moines, IA 50392	Executive Vice President, Principal Funds
1961	Distributor, Inc., since 2007. President, Princor, since
2005.

Randy L. Bergstrom	Counsel, Principal Life.
Assistant Tax Counsel
711 High Street, Des Moines, IA 50392
1955

375

Name, Position Held with the Fund, Address, and Year of Birth David J. Brown Chief Compliance Officer 711 High Street, Des Moines, IA 50392 1960

Principal Occupation(s) During past 5 years

Vice President, Product & Distribution Compliance,

Principal Life. Senior Vice President, Principal

Management Corporation since 2004. Senior Vice President, Principal Funds Distributor, Inc., since 2007. Second Vice President, Princor, since 2003, and prior thereto, Vice President, Principal Management Corporation and Princor.

Jill R. Brown Senior Vice President 1100 Investment Blvd, ste 200 El Dorado Hills, CA 95762 1967

Second Vice President, Principal Financial Group and Senior Vice President, Principal Management Corporation and Princor, since 2006. Chief Financial Officer, Princor since 2003. Vice President, Princor 2003-2006. Senior Vice President and Chief Financial Officer, Principal Funds Distributor, Inc., since 2007. Prior thereto, Assistant Financial Controller, Principal Life.

Cary Fuchs

Senior Vice President of Distribution 1100 Investment Blvd, ste 200 El Dorado Hills, CA 95762 1957

Steve Gallaher Assistant Counsel

711 High Street Des Moines, IA 50392 1955

Ernie H. Gillum

Vice President, Assistant Secretary 711 High Street Des Moines, IA 50392 1955

Patrick A. Kirchner Assistant Counsel

711 High Street, Des Moines, IA 50392 1960

Carolyn F. Kolks Assistant Tax Counsel

711 High Street, Des Moines, IA 50392 1962

Sarah J. Pitts Assistant Counsel

711 High Street, Des Moines, IA 50392 1945

Layne A. Rasmussen

Vice President, Controller, and CFO 711 High Street, Des Moines, IA 50392 1958

President, Principal Funds Distributor, since 2007;

Director of Mutual Fund Operations, Principal Shareholder Services, since 2005; prior thereto, Divisional Vice President Boston Financial Data Services.

Second Vice President and Counsel, Principal Life since 2006. Self-Employed Writer in 2005. 2004 and prior thereto Senior Vice President and Counsel of Principal Residential Mortgage, Inc.

Vice President and Chief Compliance Officer,

Principal Management Corporation, since 2004, and prior thereto, Vice President, Compliance and Product Development, Principal Management Corporation.

Counsel, Principal Life.

Counsel, Principal Life, since 2003 and prior thereto, Attorney.

Counsel, Principal Life.

Vice President and Controller – Mutual Funds,

Principal Management Corporation.

376

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years

Michael D. Roughton	Vice President and Senior Securities Counsel,
Counsel	Principal Financial Group, Inc. Senior Vice President
711 High Street, Des Moines, IA 50392	and Counsel, Principal Management Corporation,
1951	Principal Funds Distributor, Inc., and Princor.
Counsel, Principal Global.

Adam U. Shaikh	Counsel, Principal Life, since 2006. Prior thereto,
Assistant Counsel	practicing attorney.
711 High Street, Des Moines, IA 50392
1972

Dan Westholm	Director Treasury, since 2003. Prior thereto, Assistant
Assistant Treasurer	Treasurer.
711 High Street, Des Moines, IA 50392
1966

Beth Wilson	Director and Secretary, Principal Funds, since 2007.
Vice President and Secretary	Prior thereto, Business Manager for Pella
711 High Street, Des Moines, IA 50392	Corporation.
1956

The Audit Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund.

The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.

The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the fund for election to the Board. The committee also oversees the structure and efficiency of the Board of Directors and the committees the Board establishes, and the activities of the Funds’ Chief Compliance Officer.

The Operations Committee oversees the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and provides review and oversight of the Funds’ operations.

Additional information about the Fund is available in the Prospectuses dated April 30, 2008 and the Statement of Additional Information dated April 30, 2008. These documents may be obtained free of charge by writing or telephoning Principal Funds Distributor, Inc., P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-222-5852.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning Principal Funds Distributor, Inc., at 1-800-222-5852, at the Principal Funds website at www.principal.com, or at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of March 31 and September 30 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

377

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Variable Contracts Funds, Inc. (“PVC”) completed the annual review and renewal of the management agreement between Principal Management Corporation (the “Manager”) and PVC (the “Management Agreement”) and the Subadvisory Agreements relating to all PVC Accounts. In preparation for their approval process, the Independent Directors met with independent legal counsel in advance of the meetings to discuss the information provided.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreements and are not “interested persons” of PVC, as defined in the 1940 Act (the “Independent Directors”), annually to review and consider the continuation of: (1) the Management Agreement as it relates to the forty (40) series of PVC (each series is referred to as an “Account”) (2) the subadvisory agreements between the Manager and each of Alliance Bernstein L.P.; American Century Investment Management, Inc.; Columbus Circle Investors (“CCI”); Edge Asset Management Inc. (“Edge”); Emerald Advisors, Inc.; Essex Investment Management Company, LLC; J.P. Morgan Investment Management, Inc.; Jacobs Levy Equity Management, Inc.; Mellon Capital Management Corporation; Morgan Stanley Investments LP; Neuberger Berman Management, Inc.; Principal Real Estate Investors, LLC (“PREI”); Principal Global Investors, LLC (“PGI”); T. Rowe Price Associates, Inc. and Westwood Management Corp. (collectively, the “Subadvisers”). The Management Agreement and the Subadvisory Agreements are collectively referred to as the “Advisory Agreements.”

The Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the selection of the Manager and each Subadviser and the continuation of the Advisory Agreements. On August 11, September 7 and September 8, the Independent Directors also met independently of Fund management and the directors who are interested persons of PVC with their independent legal counsel and an independent consultant. In evaluating the Advisory Agreements, the Board, including Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including but not limited to the following: (i) the investment performance of each Account compared to the investment performance of a market index and a broad based industry category determined by Morningstar, (ii) a comparison of each Account’s management fee (at current asset levels and theoretical asset levels) and expense ratio (at current asset levels) to the advisory fee and expense ratio for the mutual funds in a narrow peer group and a broad-based industry category, both selected by Lipper, (iii) fee schedules applicable to the Manager’s and the Subadvisers’ other clients, (iv) the Manager’s financial results and condition, including its profitability from services it performed for each Account, (v) an analysis of the Manager’s and each Subadviser’s allocation of the benefits of economies of scale (vi) the Manager’s and each Subadvisers’ record of compliance with applicable laws and regulations, and with each Account’s investment policies and restrictions, and (vii) the nature and character of the services the Manager and each Subadviser provides to each Account.

Nature, Extent and Quality of Services

With regard to the Manager, the Board considered the nature, quality and extent of services provided under the Management Agreement, including administrative services. The Board considered the experience and skills of senior management leading fund operations, the experience and skills of the personnel performing the functions under the Management Agreement and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager. The Board concluded that appropriate resources were provided under the Management Agreement. The Board also considered the delegation of day-to-day portfolio management responsibility to the Subadvisers and the due diligence program developed by the Manager for identifying, recommending, monitoring and replacing Subadvisers. The Board concluded that this due diligence process was working well. The Board also considered the compliance program established by the Manager and the level of compliance attained for the Funds.

With regard to each Subadviser, the Board considered the nature, quality and extent of services provided under each Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadviser, investment approach of the Subadviser, the experience and skills of investment personnel responsible for the day-to-day management of each Account, and the resources made available to such personnel. The Board also considered each Subadviser’s compliance with investment policies and general legal compliance. In addition, the Board considered the analysis provided under the Manager’s due-diligence program, which resulted in the Manager recommending that each Subadvisory Agreement be continued.

378

Investment Performance

The Board reviewed each Account’s investment performance over longer-term periods (both for a blended three- and five-year period and for a three year period), and compared those returns to various agreed-upon performance measures, including market indices and peer group data based upon a broad-based, industry category determined by Morningstar. For Accounts that did not have a three year history, the Board reviewed performance for a one-year period. The Board also considered whether each Account’s investment results were consistent with the Account’s investment objective and policies. For most Accounts, the Board concluded that the Account’s investment returns met or exceeded acceptable levels of investment performance. There were some Accounts, or certain Subadvisers for a multi-manager Account, that had not attained during the relevant period a level of investment performance the Board considered satisfactory. However, the Board noted that the Manager does not directly control investment performance, but rather engages the Subadvisers that manage the portfolios. The Board concluded that the Manager has in place an effective due diligence process to monitor investment performance, to encourage remedial action and to make changes in the Subadviser at the appropriate time, if necessary. Therefore, the Board concluded that the Manager’s oversight of the Subadvisers was satisfactory.

As to each Account, the Manager had advised the Board either that the investment services delivered by the Subadviser to the Account were reasonable or the Subadviser’s longer-term track record justified continuing the contract with more in-depth monitoring. Based upon all relevant factors, the Board concluded that either: (i) the investment performance of each Account either met or exceeded acceptable levels of investment performance, and was therefore satisfactory; or (ii) although the Account experienced underperformance, based upon that Account’s particular circumstances, it was in the best interests of the Account to continue to closely monitor performance and to renew the Subadvisory Agreements. In each case involving underperformance, the Board concluded that the Manager was providing effective monitoring.

Investment Management and Subadvisory Fees

The Board considered each Account’s management fees. The Board received information, based on data supplied by Lipper, comparing each Account’s contractual management fee (at current asset levels and at theoretical asset levels) and actual (after fee waivers) management fee (at current asset levels) and actual total expense ratio (at current asset levels for Class 1 shares) to advisory fees and expense ratios of mutual funds in a narrow peer group independently selected by Lipper (“Expense Group”) and a broad-based, industry category defined by Lipper (“Expense Universe”).

In assessing whether the management fees were reasonable, the Board considered a variety of factors, including the amount of the fees, breakpoints, comparison to fees of peer group funds and to other funds managed by the Manager, subadvisory fees paid, services provided, investment performance, total expense ratios, profitability and expense caps. For most Accounts, actual management fees and expense ratios were within the third quartile or better when compared to their Expense Group. For some Accounts, although actual management fees were higher than the third quartile, total expense ratios were within the third quartile or better. For Accounts with expense ratios within the fourth quartile, the Board requested further explanation from the Manager regarding the reasonableness of management fees. The Board considered factors related to certain Accounts with both actual management fees and total expenses higher than third quartile as compared to their Expense Group and certain other Accounts that experienced significant underperformance. For the SAM Portfolios, the Board determined that the Manager’s unique active asset allocation strategy justified higher management fees than the Accounts’ peer groups and that the total expense ratios (including the expenses of the underlying funds) compare favorably.

With respect to the Board’s review of the expense caps in place with respect to certain Accounts, the Board considered the Manager’s proposals to extend the expense cap for one Account for an additional year, and let expense caps for certain Accounts expire, based upon the individual circumstances of these Accounts. The Board also considered the Manager’s proposal to add new expense caps to the MidCap Value Account II.

Considering all factors it deemed relevant, the Board concluded that the management fee schedule for each Account was reasonable and appropriate in light of the nature and quality of services provided by the Manager and other relevant factors.

The Board considered each Account’s subadvisory fees. The Board evaluated the subadvisory fees based upon data supplied by Lipper, which compared the contractual subadvisory fees to available information about subadvised funds in the Expense Universe.

For each Subadviser not affiliated with the Manager (“Unaffiliated Subadvisers”) (each Subadviser except PGI, PREI, Edge, and CCI), the Board also considered that the subadvisory fee rate was negotiated at arm’s length between the Manager and each Subadviser and that the Manager compensates the Subadviser from its fees.

379

For the Subadvisers that reported fees for “Other Clients” with comparable investment policies and receiving comparable services, the Board noted that most Subadvisers stated that they did not charge higher fees to the Manager for the Accounts than were charged to their Other Clients. For the Subadvisers that did not make this representation, the Board considered the Subadviser’s representation that the fees compared favorably with those charged to Other Clients. The Board noted that the different fees to Other Clients were generally a result of lower assets, a different level of services provided, and/or a different competitive environment at the time of the initiation of the relationship, which had resulted in the lower fees charged to the Other Clients.

For Accounts where PGI, PREI, Edge, or CCI was engaged as the Subadviser, the Board noted that the Subadviser is an affiliate of the Manager and that, therefore, the parties may allocate the fee among themselves based upon other than competitive factors, but that in the end, the shareholders pay only the management fee. Therefore, in these cases, particularly when no comparative data on subadvisory fees was provided, the Board focused primarily on whether the management fee and total expense ratios were reasonable.

For certain Subadvisers, the Manager was able to negotiate lower fees (AllianceBernstein with respect to LargeCap Value Account III and J.P. Morgan and Mellon Capital with respect to SmallCap Value Account I). The Board concluded that these amended fee schedules were appropriate and should be approved.

Based upon all of the above, the Board determined that the subadvisory fees for each Account, with the amendments proposed by the Manager, were reasonable.

Profitability

The Board reviewed detailed information regarding revenues the Manager receives under the Management Agreements, as well as the estimated direct and indirect costs the Manager incurs in providing to each Account the services described in the applicable Advisory Agreements, for the year ended December 31, 2007. The Board also considered the returns on revenue generated in connection with the payment of subadvisory fees to affiliated Subadvisers (PGI, PREI, Edge, and CCI). The Board concluded that the management fee for each Account was reasonable, taking into account the profitability percentages the Manager provided.

The Board noted that the Manager compensates each Unaffiliated Subadviser from its own management fees and that the fees were competitive. In concluding that the Unaffiliated Subadvisers’ fees were reasonable, the Board determined that it need not review estimated levels of profits to each Unaffiliated Subadviser because, as the Board noted, the Manager compensates each Unaffiliated Subadviser from its own management fees and the Manager had negotiated the Subadvisory Agreement with each Unaffiliated Subadviser at arm’s-length.

Economies of Scale

The Board considered whether there are economies of scale with respect to the management of each Account and whether the Accounts benefit from any such economies of scale through breakpoints in fees. The Board also reviewed the levels at which breakpoints occurred and the amount of the reductions. The Board also considered whether the effective management fee rate for each Account under the Management Agreement is reasonable in relation to the asset size of such Account. The Board concluded that the fee schedule for each Account reflects an appropriate level of sharing of any economies of scale.

The Board noted that the management fee schedule for the LargeCap S&P 500 Index Account does not include breakpoints. Although the management fee schedule does not contain breakpoints, the Board noted that the LargeCap S&P 500 Index Account has a relatively low basis point fee for initial Account assets and the Board concluded that this Account does not generate sufficient economies of scale at its current asset size to justify a breakpoint at this time.

The Board identified some Accounts whose asset levels have exceeded the last breakpoint level in the Account’s fee schedule. The Board discussed these and other Accounts with management and concluded that the existing breakpoints are appropriate at the current asset levels.

The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Account and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees. The Board also considered whether the effective subadvisory fee rate for each Account under the Subadvisory Agreement is reasonable in relation to the asset size of such Account. The Board concluded that the fee schedule for each Account, with amendments proposed by the Manager, reflects an appropriate recognition of any economies of scale at current asset levels.

Other Benefits to the Manager and Subadvisers

The Board also considered the character and amount of other incidental benefits received by the Manager and its affiliates from their relationships with the Accounts. The Board concluded that management and subadvisory fees for each Account were reasonable in light of these fall-out benefits.

380

The Board also considered the character and amount of other incidental benefits received by each Subadviser. The Board considered as a part of this analysis each Subadviser’s soft dollar practices and brokerage practices. The Board concluded that, taking into account these benefits, the fees charged under each Subadvisory Agreement were reasonable.

Overall Conclusions

Based upon all of the information it considered and the conclusions it reached, the Board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement, with the changes proposed by the Manager, is in the best interests of each Account.

381

FEDERAL INCOME TAX INFORMATION PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2008 (unaudited)

Long Term Capital Gain Dividends. Certain of the Accounts distributed long term capital gain dividends during the fiscal year ended December 31, 2008. Details of designated long term capital gain dividends for federal income tax purposes are shown in the notes to financial statements.

Dividend Received Deduction. For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended December 31, 2008, that qualifies for the dividend received deduction is as follows:

	Deductible		Deductible
	Percentage		Percentage

Asset Allocation Account	18.52%	Principal LifeTime 2010 Account	12.96%
Balanced Account	28.63	Principal LifeTime 2020 Account	15.61
Equity Income Account	47.76	Principal LifeTime 2030 Account	16.15
LargeCap Blend Account II	32.02	Principal LifeTime 2040 Account	17.84
LargeCap Growth Account	100.00	Principal LifeTime 2050 Account	16.37
LargeCap Growth Account I	100.00	Principal LifeTime Strategic Income Account	6.79
LargeCap S&P 500 Index Account	100.00	SAM Balanced Portfolio	8.84
LargeCap Value Account	68.30	SAM Conservative Balanced Portfolio	4.69
LargeCap Value Account II	100.00	SAM Conservative Growth Portfolio	16.30
LargeCap Value Account III	83.39	SAM Flexible Income Portfolio	3.46
MidCap Blend Account	58.96	SAM Strategic Growth Portfolio	24.03
MidCap Growth Account I	12.72	SmallCap Blend Account	20.58
MidCap Stock Account	61.36	SmallCap Value Account I	37.44
MidCap Value Account II	22.09	West Coast Equity Account	100.00

Foreign Taxes Paid. The following Accounts elect under the Internal Revenue Code Section 853 to pass through foreign taxes paid by each Account to its shareholders. The information below summarizes the portion of ordinary income dividends that was derived from foreign sources and the total amount of foreign taxes passed through to shareholders for the year ended December 31, 2008.

	Foreign	Foreign Taxes
	Source Income	Per Share

Diversified International Account	100.0%	$0.0467
International Emerging Markets Account	100.0	0.0570
International SmallCap Account	100.0	0.0378

382

Intentionally Left Blank

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Principal Variable Contracts Funds, Inc. is distributed by Principal Funds Distributor, Inc., member of the Principal Financial Group®. Principal Funds Distributor, Principal Shareholder Services, Principal Management Corporation and its affiliates, Principal Funds, Inc., and Principal Variable Contracts Funds, Inc. are collectively referred to as Principal Funds.

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Principal Variable Contracts Funds, Inc.

Annual Report December 31, 2008

Economic and Financial Market Review

Credit Crisis Rages Despite Aggressive Actions

Few could have predicted the capital market turmoil and transformation that occurred during 2008, when what began as a seemingly isolated U.S. subprime mortgage problem ballooned into an all-encompassing crisis affecting nearly all economies and every asset class worldwide.

To combat the turmoil, the Federal Reserve Board (the Fed) took aggressive actions, including:

  Lowering the fed funds target rate seven times, to 0.0% – 0.25% (from 4.25%)
  Lowering the discount rate to 0.50% (from 4.75%)
  reviving a Depression-era tool — the primary dealer credit facility — to allow non-banks to borrow directly from the Fed

As the domestic crisis spread outside the U.S., international central banks joined the Fed in massive attempts to foster stability and liquidity in capital markets. However, few of the most prominent U.S. financial institutions weathered the tumult unscathed. During 2008: JPMorgan bought out Bear Stearns at $10 per share; Fannie Mae and Freddie Mac were placed into conservatorship; Bank of America acquired Merrill Lynch; Lehman Brothers filed for Chapter 11 bankruptcy protection; the Fed extended a $150 billion loan in exchange for a 79.9% equity stake in AIG; the Primary Reserve Fund — the oldest U.S. money market fund — “broke the buck”; Washington Mutual Bank failed, and JP Morgan acquired its deposit base as the bank’s investors were wiped out; Wells Fargo agreed to acquire troubled Wachovia. And, the last two major investment banks standing — Goldman Sachs and JPMorgan — changed their status to become bank holding companies, agreeing to oversight by the Fed.

The Fed also initiated a number of other programs — representing hundreds of billions of dollars — and provided critical assistance to stave off possible failure at Citigroup, Chrysler, GM, and GMAC, among others. In October Congress took action as well, passing a controversial $700 billion credit facility in an effort to slow or halt the escalating cycle of deleveraging by investing directly in troubled financial institutions.

Economic Conditions Continue to Worsen

Despite these efforts, the economy continued to falter. Faced with job losses, investment losses, and tighter credit, consumers sharply cut back on purchases and businesses followed suit, rapidly adjusting for deteriorating demand by slashing jobs and spending. Official confirmation of a recession came in November 2008, when the National Bureau of Economic Research determined that a peak in economic activity occurred in the U.S. economy in December 2007, marking the beginning of a recession.

In this environment, the S&P 500 fell 37.0% for the year, its worst calendar-year performance since 1931. Broad value stocks outperformed growth stocks for the period, while small-cap stocks modestly surpassed their larger peers (although returns were decidedly negative for all market segments, as measured by the Russell Indices). U.S. real estate investment trusts experienced losses similar to the major U.S. equity indices (as measured by the MSCI US REIT Index).

Commodities Climb, Then Plummet

Commodity prices rose through the first half of the year. Oil led the way, rising from nearly $100 per barrel at the beginning of the period to nearly $150 per barrel by July (as measured by NYMEX crude oil futures). However, soon after reaching their highs, commodity prices corrected sharply, due partly to growing signs of a deep global recession. By the end of December, oil had dropped to nearly $43 per barrel.

International Markets Suffer As Well

The abrupt and severe correction in commodities markets caused emerging markets (particularly heavy commodities exporters such as Russia) to suffer huge market losses in the midst of skyrocketing risk premiums. Geopolitical turmoil in Russia added to investor angst in that region. Developed markets also suffered heavily, with European financial institutions under tremendous pressure and the outlook for growth significantly weakened.

Investors Rush to U.S. Treasuries

As credit risk climbed during the period, investors continued their months-long stampede to the relative safety of Treasuries. As a result, the broad U.S. fixed-income market significantly lagged Treasuries. Within the investment-grade fixed-income segment, commercial mortgage-backed securities suffered the worst, lagging Treasuries by 33%. Asset-backed securities — which are primarily collateralized by consumer debt — were down 22% relative to Treasuries. Investment-grade corporate bonds (as measured by the Barclays Capital Aggregate Bond Index) trailed like-duration Treasuries by 20%. High-yield corporate bonds fared even worse, trailing like-duration Treasuries by 38%.

2

Sub-Advisor:

Principal Global Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

The Portfolio outperformed in the telecommunication services sector, driven by NTT DoCoMo, NTT, and Softbank, all Japanese services providers benefiting from good margins and investor rotation into defensive names. Also, stock selection was strong in the consumer discretionary sector. Fast Retailing (Japan, retailing) was a significant outperformer driven by strong same-store sales growth due to popular new lines of clothing and a renewed focus on profitability. Vivendi (France, media) benefited from strength in its game software business and its defensive business mix, which includes telecommunications services. The Portfolio benefited as well from an underweighting in emerging markets. The weight in the Portfolio averaged about 8% less than the benchmark in emerging markets — a positive contributor since emerging markets underperformed.

On the negative side, stock selection in industrials detracted from performance. Citic Pacific (Hong Kong, trading company) was hit by a derivative trading loss, and Vestas Wind Systems (Denmark, wind turbines) suffered as investors worried that demand for its products would decline due to difficult financing conditions. Stock selection in materials detracted from performance as well. Hitachi Metals suffered due to cyclical worries for companies that supply the Japanese auto manufacturers and Teck-Cominco (Canada, coal mining) declined due to worries about the debt load following the acquisition of Fording Coal. Additionally, stock selection in utilities hurt returns. The Portfolio held no Japanese utilities, which outperformed for the year.

What are the effects of investment strategies and techniques on account performance?

The Portfolio’s investment philosophy is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. The Portfolio focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuations. Stock selection is the primary driver of relative performance, and unintended portfolio risks are neutralized.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

3

Sub-Advisor:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

The top two contributors to outperformance were stock selection within the financial sector and underweighting in the financial sector relative to the benchmark. The financial sector in general had horrendous performance, as it was the eye of the storm of the housing crisis and the deleveraging process. The Portfolio sold its brokerage firm holdings early in the period and avoided the huge losses associated with those stocks. The third biggest contributor to outperformance was stock selection within the health care sector. All but two of the Portfolio’s holdings outperformed the health care sector benchmark performance. The Portfolio’s holdings in Abbott Labs, Bristol-Myers Squibb, and Schering-Plough were particularly helpful.

On the negative side, the largest detractor from performance was stock selection within the materials sector. Several holdings were hit hard by dramatically declining commodity prices and weakening demand. Stock selection within the consumer staples sector was the second-largest detractor, while the third-largest detractor was an underweighting in consumer staples relative to the benchmark. With consumer staples performing relatively better than most other sectors (due to the sector’s relatively defensive characteristics), underweighting that sector was a disadvantage. (However, the Portfolio’s largest holding in the sector, Wal-Mart Stores, posted a positive return for 2008.)

What are the effects of investment strategies and techniques on account performance?

The Portfolio focuses on providing investors with conservative, income-oriented exposure to the stock market. Using bottom-up fundamental and quantitative analysis, the portfolio managers seek undervalued large-cap firms that they believe demonstrate strong balance sheets, cash flow, and dividend growth prospects, plus the potential to weather most economic conditions. To enhance diversification and income potential, the Portfolio may also invest in real estate investment trusts as well as convertible, corporate, and government bonds.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

4

Sub-Advisor:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

An overweighting in long-dated U.S. Treasuries aided performance; Treasuries were the best-performing asset class in all of fixed income. 30-year Treasuries performed best, as inflation no longer was perceived as a threat with the economy in recession. Mortgages also outperformed during the period as investors generally considered the primarily low-coupon agency mortgage-backed securities held by the Portfolio to be relatively safe and very liquid. Also, an underweighting in the financial services/bank sector helped Portfolio performance as it was one of the worst-performing sectors in the index. A continued write-down of bad assets, a furthering of the slump in real estate, and erosion in bank liquidity combined to reduce value in the sector.

On the negative side, security selection within the financial services/banks sector detracted from performance. Freddie Mac preferred securities lost most of their value after the U.S. government took over both Fannie Mae and Freddie Mac. Lehman Brothers lost virtually all of its value after it was forced into bankruptcy, as did Washington Mutual after the FDIC took over the bank. High-yield bonds also underperformed in the period as investors avoided risky securities. The gaming sector underperformed as well, as most gaming markets have experienced negative year-over-year revenue growth. The recession appears to be eroding consumer discretionary spending on such items as gaming.

What are the effects of investment strategies and techniques on account performance?

The Portfolio invests in a diversified pool of fixed-income securities selected with a long-term focus and a value-oriented philosophy. The portfolio manager favors securities and sectors he believes could perform well over one or more economic cycles. He also looks for opportunities among the best companies in out-of-favor sectors and typically keeps the Portfolio’s duration close to that of its benchmark.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

5

Sub-Advisor:

T. Rowe Price Associates, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

Stock selection in the financial sector boosted performance relative to the S&P 500. Much of the outperformance resulted from avoiding some of the worst performers, such as insurer American International Group, mortgage lender Fannie Mae, and commercial bank Wachovia. Stock choices among information technology stocks also contributed positively to relative results. IT services providers and semiconductor manufacturers were the top contributors, led by credit-card processor Visa and chip maker Broadcom. The Portfolio’s health care stocks also outperformed, thanks to overweightings in biotechnology firms Gilead Sciences, which benefited from strong sales of its HIV medications, and Celgene, which generated robust sales from its anemia drug.

On the negative side, the Portfolio’s telecommunication services stocks underperformed their counterparts in the S&P 500. Overweightings in wireless companies, including wireless provider Sprint Nextel and cell phone tower operator Crown Castle International, had the biggest negative impact. Utilities stocks also detracted from performance relative to the benchmark index. The main culprit was an overweighting in independent power producers such as AES and NRG Energy. The Portfolio’s materials holdings were adversely affected by stocks that performed well but were not represented in the Portfolio, including chemicals producer Rohm & Haas and gold producer Newmont Mining.

What are the effects of investment strategies and techniques on account performance?

With sector weightings that are approximately equal to those of the S&P 500, the Portfolio invests primarily in large-cap stocks. A team of T. Rowe Price equity analysts selects stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and value of the stock.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

6

Sub-Advisor:

Columbus Circle Investors

What contributed to or detracted from Portfolio performance during the fiscal year?

Overweightings in Millenium Pharmaceuticals, Wrigley, and Delta Airlines were the greatest contributors to performance during the period. Millenium and Wrigley benefited from takeover proposals valuing them at significant premiums to their prevailing prices, prompting their sale out of the Portfolio. Delta was a beneficiary of dramatically lower fuel prices (a key cost component) and the sooner-than-expected consummation of its accretive merger with Northwest Airlines.

On the negative side, stock selection was most adversely impacted by Apple, Google, and Goldman. Apple suffered from fears surrounding the impact a slowdown in consumer spending could have on their product sales, particularly since many of the products were premium-priced devices versus competitors’ offerings. After being one of 2007’s best performers, Apple’s stock price also encountered significant profit-taking early in the year, as did Google’s. Google was also negatively impacted by concerns that an economic slowdown would derail Internet advertising and curtail overall Internet usage. Finally, Goldman was hurt by several macro-related issues, including a decline in investment banking activity and implications from the ongoing credit crisis. As a result, a financial deleveraging of its corporate structure took place as the firm shifted from an investment bank operating model to more of a traditional commercial bank; this shift caused a moderation in the profitability generated by Goldman’s trading operations.

What are the effects of investment strategies and techniques on account performance?

The Portfolio’s investment strategies are based on the premise that companies doing better than expected will have rising securities prices, while companies producing lower-than-expected results will not. This discipline is referred to as positive momentum and positive surprise. Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, the Portfolio management team selects companies that meet the criteria of positive momentum and positive surprise.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

7

Sub-Advisor:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

The largest contributor to outperformance was stock selection within the energy sector. Two exploration and production companies, Cimarex Energy and Noble Energy, added value due to relatively higher production results. Stock selection in the health care sector was the next largest contributor to outperformance. Specifically, Edwards Lifesciences and Mylan Inc. were positive performers as earnings surpassed expectations. Finally, stock selection in the information technology sector was a positive with Diebold, an ATM manufacturer, and Microchip Technology, a leader in the production of microcontrollers, contributing to outperformance.

On the negative side, the biggest detractor from performance was stock selection within the materials sector. Rockwood Holdings, a specialty chemical company, and OM Group, a producer and refiner of cobalt products, were negative contributors due to the meltdown of commodity prices in the second half of the period. An overweighting in the energy sector also hurt returns. The main reason this sector detracted from performance was dramatically lower energy prices. Finally, the Portfolio’s underweighting in the real estate investment trust sector was a negative contributor, as this sector outperformed due to its higher dividend yield position.

What are the effects of investment strategies and techniques on account performance?

To construct the Portfolio, the manager looks for those mid-cap firms that he believes compete in a dynamic industry with long-term growth potential, possess a sustainable competitive advantage, exhibit strong positive cash flows, are led by shareholder-oriented management, and trade at undervalued prices. The goal of this process is to produce a portfolio of 40 to 60 holdings with the potential to grow faster than the S&P 400 MidCap Index at lower risk levels.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

8

Money Market Account

Average Annual Total Returns
as of December 31, 2008

	Inception
Class	Date	1 Year	5 Year	10 Year

Class 1	03/18/1983	2.58%	3.15%	3.27%
Class 2	01/08/2007	2.33%	2.83%	2.93%

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Sub-Advisor:

Principal Global Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

The Portfolio’s allocation to Variable Rate Demand Notes (VRDNs) contributed positively to performance. The commercial paper market became calmer during the fourth quarter of the period. While rates continued to decline, the tiering between financial credits and industrial credits stabilized. One-month commercial paper rates, which started the period at 4.52%, ended the period at 0.50% . Throughout the year, the Portfolio’s exposures to asset-backed commercial paper and financial credits were adjusted due to the continued stress in the market.

What are the effects of investment strategies and techniques on account performance?

The Portfolio’s investment strategies share a consistent focus on relative value and disciplined risk management. The investment process is research-driven, with an emphasis on bottom-up portfolio construction techniques. While macroeconomic research is an integral part of the Portfolio’s process, aggressive shifts in portfolio duration based on expectations for short-term movements in interest rates are not part of the overall process.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

9

Sub-Advisor:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

With the overall flight to quality and sharply falling interest rates over the period, the Portfolio’s low-coupon agency mortgage-backed securities (MBS) helped performance the most. With their implied government guarantee (even as Fannie Mae and Freddie Mac were put into conservatorship), price transparency, and high degree of liquidity, agency MBS performed much better than most spread products. Lower-coupon MBS performed the best, as they benefited from their longer duration. The Portfolio’s holdings of U.S. Treasuries also helped performance a great deal as Treasuries were the best-performing asset class for the year, due to investors seeking out the most liquid, least risky sectors. Additionally, the Portfolio’s holdings of agency debt, such as Federal Home Loan Bank and Farm Credit Bank securities, performed very well during the period as this debt was also seen as having an implied government guarantee, which accounted for its positive performance.

On the negative side, the performance of the Portfolio’s non-agency collateralized mortgage obligations (CMOs) was the biggest detractor during the period. Forced selling by leveraged accounts and large numbers of downgrades by the rating agencies, as well as generally poor underlying collateral performance, combined to drive non-agency spreads out to historically wide levels across the sector. Although the collateral backing the vast majority of the Portfolio’s non-agency CMOs performed quite well, they were pushed down along with the entire sector. Additionally, the Portfolio’s agency hybrid, adjustable-rate MBS underperformed as supply dried up and investors focused on more liquid fixed-rate agency MBS. The Portfolio’s underweighting in Ginnie Mae MBS also hurt performance as those securities outperformed due to their full guarantee by the U.S. government.

What are the effects of investment strategies and techniques on account performance?

The Portfolio manager emphasizes a value-based, bottom-up approach to picking individual securities. Mortgage-backed securities and collateralized mortgage obligations comprise the majority of portfolio holdings, while a small allocation to Treasury and agency securities is used to manage liquidity and duration. The manager strives to keep the Portfolio’s duration close to that of its benchmark to prevent performance from being whipsawed or left behind by large interest rate movements.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

10

Sub-Advisor:

Principal Real Estate Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

Stock selection within the regional mall sector was the key contributor to positive performance over the period, particularly the avoidance of mall owner Macerich. Overweighting large operator Simon Property Group also added value. Stock selection in general was beneficial throughout the year. Selections in industrials were helpful. Holding an overweight in ProLogis early in the year, then selling off before its large fall in value in the fourth quarter, was a large contributor. Finally, the decision to overweight Tanger Outlet Centers for the entire period proved favorable, as this stock had a positive absolute return with its strong fundamentals.

On the negative side, the key detractor was lack of exposure to HCP, a large health care sector constituent which outperformed the benchmark significantly. An underweighting in the health care sector hurt returns as well, as health care was a solidly defensive sector. Finally, under-allocating the mixed-industrial and office sector detracted from performance. Though there was very good stock selection in this sector, the underweighting significantly offset the positive impact good stock selection potentially could have provided.

What are the effects of investment strategies and techniques on account performance?

The Portfolio’s philosophy is that superior returns are achieved by investing in high-quality companies expected to experience favorable trends without overpaying for them. The Portfolio’s strategy encompasses a bottom-up, fundamental research-based process that includes index-relative portfolio construction with a quality bias.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

11

Sub-Advisor:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

The Portfolio’s exposure to large-cap holdings, both value and growth, continued to be primary contributors to relative portfolio performance as these asset classes outperformed both their respective benchmarks and the S&P 500. Additionally, on the fixed-income side, exposure to government securities added value through strong results versus the Barclays Capital Aggregate Bond Index. On the negative side, portfolio allocations to high-yield and investment-grade corporate bonds were primary detractors as these asset classes significantly lagged the Barclays Capital Aggregate Bond Index. Exposure to mid-cap growth holdings also hurt returns, as this asset class underperformed both the S&P 500 and its respective benchmark.

What are the effects of investment strategies and techniques on account performance?

The Portfolio is actively managed through a continuous, disciplined process designed to benefit from changing investment and economic conditions. This process begins with the development of strategic, long-term asset allocation targets. The managers then develop a financial and economic outlook, use this outlook to assign a risk level to the Portfolio, adjust the Portfolio’s mix of asset classes according to the assigned risk, and repeat this process on a continual basis.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

12

Sub-Advisor:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

The Portfolio’s exposure to large-cap holdings, both value and growth, continued to be primary contributors to relative portfolio performance as these asset classes outperformed both their respective benchmarks and the S&P 500. Additionally, on the fixed-income side, exposure to government securities added value through strong results versus the Barclays Capital Aggregate Bond Index. On the negative side, portfolio allocations to high-yield and investment-grade corporate bonds were primary detractors as these asset classes significantly lagged the Barclays Capital Aggregate Bond Index. Exposure to mid-cap growth holdings also hurt returns, as this asset class underperformed both the S&P 500 and its respective benchmark.

What are the effects of investment strategies and techniques on account performance?

The Portfolio is actively managed through a continuous, disciplined process designed to benefit from changing investment and economic conditions. This process begins with the development of strategic, long-term asset allocation targets. The managers then develop a financial and economic outlook, use this outlook to assign a risk level to the Portfolio, adjust the Portfolio’s mix of asset classes according to the assigned risk, and repeat this process on a continual basis.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

13

Sub-Advisor:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

The Portfolio’s exposure to large-cap holdings, both value and growth, continued to be primary contributors to relative portfolio performance as these asset classes outperformed both their respective benchmarks and the S&P 500. Additionally, on the fixed-income side, exposure to government securities added value through strong results versus the Barclays Capital Aggregate Bond Index. On the negative side, portfolio allocations to high-yield and investment-grade corporate bonds were primary detractors as these asset classes significantly lagged the Barclays Capital Aggregate Bond Index. Exposure to mid-cap growth holdings also hurt returns, as this asset class underperformed both the S&P 500 and its respective benchmark.

What are the effects of investment strategies and techniques on account performance?

The Portfolio is actively managed through a continuous, disciplined process designed to benefit from changing investment and economic conditions. This process begins with the development of strategic, long-term asset allocation targets. The managers then develop a financial and economic outlook, use this outlook to assign a risk level to the Portfolio, adjust the Portfolio’s mix of asset classes according to the assigned risk, and repeat this process on a continual basis.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

14

Sub-Advisor:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

On the fixed-income side, the Portfolio’s exposure to government securities added to performance through strong results versus the Barclays Capital Aggregate Bond Index. Within domestic equities, the Portfolio’s exposure to large-cap holdings, both value and growth, continued to be primary contributors to relative portfolio performance as these asset classes outperformed both their respective benchmarks and the S&P 500. On the negative side, the Portfolio’s allocations to high-yield and investment-grade corporate bonds were primary detractors from performance as these asset classes significantly lagged the Barclays Capital Aggregate Bond Index. Additionally, the exposure to preferred securities hurt returns because this asset class underperformed the Barclays Capital Aggregate Bond Index and considerably lagged its respective asset class benchmark.

What are the effects of investment strategies and techniques on account performance?

The Portfolio is actively managed through a continuous, disciplined process designed to benefit from changing investment and economic conditions. This process begins with the development of strategic, long-term asset allocation targets. The managers then develop a financial and economic outlook, use this outlook to assign a risk level to the Portfolio, adjust the Portfolio’s mix of asset classes according to the assigned risk, and repeat this process on a continual basis.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

15

Sub-Advisor:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

Within domestic equities, the Portfolio’s exposure to large-cap holdings, both value and growth, were primary contributors to positive relative performance as these asset classes outperformed both their respective benchmarks and the S&P 500. On the fixed-income side, the Portfolio’s exposure to cash holdings added value through strong results versus the S&P 500. On the negative side, the Portfolio’s exposure to mid-cap growth holdings hurt returns, as this asset class underperformed both the S&P 500 and its respective benchmark. Also, the allocations to international holdings (both developed and emerging market securities) detracted as these asset classes considerably underperformed their domestic counterparts (as measured by the S&P 500).

What are the effects of investment strategies and techniques on account performance?

The Portfolio is actively managed through a continuous, disciplined process designed to benefit from changing investment and economic conditions. This process begins with the development of strategic, long-term asset allocation targets. The managers then develop a financial and economic outlook, use this outlook to assign a risk level to the Portfolio, adjust the Portfolio’s mix of asset classes according to the assigned risk, and repeat this process on a continual basis.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

16

Sub-Advisor:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

The Portfolio’s holdings of U.S. Treasuries and agency debt had the greatest positive impact on performance. As the credit crisis evolved, investors bought the safest, most liquid bonds they could find, leading to the outperformance of these sectors. The Portfolio’s holdings of agency collateralized mortgage obligations (CMOs) also performed well. While the spread on these securities widened out as the crisis unfolded, they tightened back in at the end of the year, leading to overall good performance. Performance also benefited by underweighting the asset-backed securities (ABS) sector. This sector, which includes subprime home equity securities and other consumer borrowing-related securities, performed poorly as housing and the economy slowed. Having no subprime mortgage securities and overall limited ABS exposure in the Portfolio helped performance for the period.

On the negative side, the greatest negative impact on the Portfolio’s performance came from its non-agency CMO positions. Although the majority of the Portfolio’s non-agency CMOs performed well from a credit standpoint, nearly all were hurt by lack of liquidity and price transparency, leading to large price declines. The real estate investment trust sector also significantly hurt performance. The sector was negatively impacted by fears of a commercial real estate meltdown, and the Portfolio’s overweighting in the category compounded the problem. Individual holdings of certain corporate bonds also negatively impacted the Portfolio. Specifically, banks such as Washington Mutual and building products companies such as Mohawk Industries and Vulcan Materials were among the worst-performing bonds in the Portfolio.

What are the effects of investment strategies and techniques on account performance?

The portfolio manager takes a flexible investment approach. He selects securities from multiple fixed-income asset classes that are arrayed along the front part of the yield curve. The manager also looks for value in lower-rated corporate securities while maintaining the Portfolio’s high overall credit rating. Comprehensive credit research is conducted to identify opportunities among out-of-favor sectors and securities.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

17

Sub-Advisors:

UBS Global Asset Management (Americas) Inc., Emerald Advisers Inc., and Essex Investment Management Company, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

A lower exposure to the most volatile stocks helped returns. A lower price/earnings profile was also rewarded. The top-contributing stocks were overweightings in Petrohawk Energy and Thoratec Corp., which performed relatively well, and an underweighting in laggard Hologic, Inc.

On the negative side, industry selection hindered returns due to overweightings in the weak-performing semiconductors and health care equipment and services sectors, and underweightings in the strong-performing pharmaceuticals and biotech. Security selection also detracted from performance, with particularly weak results in industrials and information technology. Within industrials, an overweighting in underperformers Aar Corp. and Taser International, as well as an underweighting in Walker Industries, which did well, detracted the most. Within information technology, an out-of-index exposure to Nuance Communications and overweightings in Ultimate Software Group and Technitrol were not rewarded.

What are the effects of investment strategies and techniques on account performance?

UBS is responsible for approximately 41% of the overall Portfolio assets. A quantitative valuation model is used to identify a targeted buy list of stocks using three primary factors: earnings revisions, analyst diffusion ((up estimates - down estimates) / total estimates), and the 12-month stock price return. Each stock is ranked in quintiles, with the top quintile as the targeted buy list. More traditional in-depth fundamental analysis is applied to provide confirmation of the earnings growth story. Emerald is responsible for approximately 48% of the overall Portfolio assets. Emerald is a small-cap growth stock specialist that uses in-depth research to identify attractive small-cap growth companies. Essex is responsible for approximately 11% of the overall Portfolio assets. Essex uses a focused and disciplined level of fundamental security analysis. They identify companies in the early stages of positive business and earnings change. Essex focuses on micro-cap stocks in addition to small caps. This micro-cap bet should help to reduce the market cap of the overall Portfolio.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

18

Sub-Advisors:

J.P. Morgan Investment Management, Inc. and Mellon Capital Management

What contributed to or detracted from Portfolio performance during the fiscal year?

A higher price-to-book profile and a lower price-to-earnings profile relative to the index benefited the Portfolio, as these characteristics were rewarded. A lower exposure (than in the index) to some of the most volatile stocks in the index was also favorable. On the negative side, security selection, particularly in energy and industrials, was the primary hindrance to performance. Weak results in energy stemmed from an overweighting in Stone Energy, a lack of exposure to top-performing Encore Acquisition, and an underweighting in Whiting Pete. Within industrials, overweightings in weak performers DeLuxe Check and Graftech International, and an out-of-index exposure to Barnes Group, were particularly unfavorable.

What are the effects of investment strategies and techniques on account performance?

JPMorgan is responsible for approximately 75% of the overall Portfolio assets. JPMorgan’s investment process starts with a disciplined quantitative ranking methodology that identifies stocks in each economic sector that have positive trends in price momentum with attractive relative valuations. Management then uses a quadratic optimization to create a portfolio of well-diversified, compensated risks that seeks to deliver consistent returns. For each trade suggested by the optimization, the Portfolio managers do in-depth fundamental research to ensure that the trade meets the original investment thesis (strong momentum with good relative value). Finally, sophisticated trading techniques ensure that the trades are executed in a cost-effective manner, ensuring that trading costs do not unduly encumber the alpha of the strategy.

Mellon Capital is responsible for approximately 25% of the overall Portfolio assets. Mellon employs a structured process that utilizes 18 quantitative models whose respective weightings are rotated over time. Mellon’s research indicates that the breadth of fundamental characteristics included in the quantitative valuation model and the adaptive nature of the valuation model in shifting emphasis among those factors as investor preferences change provide a framework for consistent outperformance. The majority of the stock characteristics included in the valuation model reflect fundamental health in the underlying company. However, periods of speculative zeal for low quality, fundamentally-weak stocks pose a performance challenge. Additionally, the process looks to provide the majority of the returns through stock selection, and will look to minimize certain risks such as beta, sector drift, style drift, and market cap drift.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

19

Sub-Advisor:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

Aiding performance was an underweighting in energy and an overweighting in health care, but in general the net effect of various sector allocations was a neutral to performance. Stock selection was positive for the year, with a spate of mergers and acquisitions helping performance for some of the Portfolio’s holdings. UnionBanCal was acquired by The Bank of Tokyo-Mitsubishi, and it is expected that Genentech will merge with Roche Holding, a leader in molecular diagnostics. Furthermore, Mentor Corp. was a positive contributor due to its pending sale to Johnson & Johnson. On the negative side, an overweighting in technology hurt performance. Also, Nabors Industries was a poor performer, being hurt by falling natural gas prices, and Red Lion Hotels was negatively impacted by the slowing economy.

What are the effects of investment strategies and techniques on account performance?

The Portfolio utilizes a unique approach that blends a regional investment focus with the flexibility to invest in companies of any size. Its Seattle-based manager invests in companies located, or doing significant business in, Alaska, California, Oregon, or Washington — a region ranking among the largest economies in the world. With the ability to invest in companies of any size, the manager seeks high-quality businesses trading at reasonable prices, possessing competitive advantages, and competing in industries with barriers to entry.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure.

20

Glossary

Capital Market Benchmark is intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: SAM Balanced Portfolio: 60% S&P 500/40% Barclays Capital Aggregate Bond Index; SAM Conservative Balanced Portfolio: 40% S&P 500/60% Barclays Capital Aggregate Bond Index; SAM Conservative Growth Portfolio: 80% S&P 500/20% Barclays Capital Aggregate Bond Index; and SAM Flexible Income Portfolio: 20% S&P 500/80% Barclays Capital Aggregate Bond Index.

Citigroup Broad Investment-Grade Credit 1-3 Years Index is an unmanaged index of bonds designed to track the performance of bonds issued in the U.S. investment-grade bond market which have maturities 1-3 years.

Citigroup Broad Investment-Grade Index is an unmanaged index of bonds designed to track the performance of bonds issued in the U.S. investment-grade bond market.

Citigroup Extended Market Index (EMI) World ex-US is an unmanaged index of the stock returns of the smallest 20% of companies of each individual country included in the index.

Citigroup Mortgage Index reflects new issuance and principal paydowns of mortgage pools including GNMA, FNMA, and FHLMC pass-throughs and is re-constituted each month.

Morgan Stanley Capital International All Country World ex-US Index (MSCI ACWI ex-US Index) is a market capitalization-weighted index designed to measure equity market performance in 47 global developed and emerging markets, excluding the U.S.

Morgan Stanley Capital International (MSCI) US REIT Index is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.

Morningstar Conservative Allocation Category Average is an average of the net asset value (NAV) returns of domestic mutual funds with 20-50% invested in equities and 50-80% invested in fixed income and cash.

Morningstar Foreign Large Blend Category Average is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.

Morningstar Intermediate-Term Bond Category Average is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.

Morningstar Intermediate Government Category Average is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations between 3.5 and 6 years.

Morningstar Large Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Large Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in large companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.

Morningstar Large Value Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more stable stock prices.

Morningstar Mid-Cap Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Moderate Allocation Category Average is an average of the net asset value (NAV) returns of mutual funds with 50-70% invested in equities and the remainder invested in fixed income and cash.

Morningstar Short-Term Bond Category Average is an average of net asset value (NAV) returns of mutual funds that invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt which have durations between 1 and 3.5 years.

21

Morningstar Small Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in small companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly expanding industries.

Morningstar Small Value Category Average is an average of net asset value (NAV) returns of small-cap value mutual funds that invest in less popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.

Morningstar Specialty — Real Estate Category Average is an average of net asset value (NAV) returns of mutual funds that invest primarily in real estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.

Russell 1000® Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. Companies included are large.

Russell 1000® Value Index is an unmanaged index that measures the investment returns of stocks in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. Companies included are large.

Russell 2000® Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. Companies included are medium-size to small.

Russell 2000® Value Index is an unmanaged index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index is constructed to provide a comprehensive barometer of the broad market and accounts for nearly 98% of the total value of all equity traded on the U.S. exchanges. It measures the stocks that are also members of either the Russell 1000® or the Russell 2000® indexes.

S&P 400 MidCap Index includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle-capitalization range.

S&P 500/Citigroup Value Index is a multi-factor style series covering the entire market capitalization of the S&P 500.

S&P 500 is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market. Included are the stocks of industrial, financial, utility, and transportation companies.

22

Intentionally Left Blank

Intentionally Left Blank

SHAREHOLDER EXPENSE EXAMPLE PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2008 (unaudited)

As a shareholder of Principal Variable Contracts Funds, Inc. you incur ongoing costs, including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Variable Contracts Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, or SAM Strategic Growth Portfolio, your fund will indirectly bear its pro rata share of the expenses incurred by the investment companies in which the fund invests. These expenses are not included in the fund’s annualized expense ratio used to calculate the expenses paid in this example. If they were, the expenses paid would be higher. Expenses shown below and on the following pages do not account for fees, expenses and charges of any variable insurance contract or retirement plan. If these fees had been reflected, expenses would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each accounts’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the account’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Variable Contracts Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2008	Annualized
	July 1, 2008	December 31, 2008	to December 31, 2008(a)	Expense Ratio

Diversified International Account Class 1
Actual	$1,000.00	$ 590.68	$3.72	0.93%
Hypothetical	1,000.00	1,020.46	4.72	0.93
Diversified International Account Class 2
Actual	1,000.00	590.07	4.72	1.18
Hypothetical	1,000.00	1,019.20	5.99	1.18
Equity Income Account Class 1
Actual	1,000.00	770.76	2.36	0.53
Hypothetical	1,000.00	1,022.47	2.69	0.53
Equity Income Account Class 2
Actual	1,000.00	769.75	3.47	0.78
Hypothetical	1,000.00	1,021.22	3.96	0.78
Income Account Class 1
Actual	1,000.00	960.99	2.56	0.52
Hypothetical	1,000.00	1,022.52	2.64	0.52
Income Account Class 2
Actual	1,000.00	959.75	3.79	0.77
Hypothetical	1,000.00	1,021.27	3.91	0.77
LargeCap Blend Account II Class 1
Actual	1,000.00	708.27	3.39	0.79
Hypothetical	1,000.00	1,021.17	4.01	0.79

24

	SHAREHOLDER EXPENSE EXAMPLE
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
	December 31, 2008 (unaudited)

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2008	Annualized
	July 1, 2008	December 31, 2008	to December 31, 2008(a)	Expense Ratio

LargeCap Blend Account II Class 2
Actual	$1,000.00	$ 708.70	$4.47	1.04%
Hypothetical	1,000.00	1,019.91	5.28	1.04
LargeCap Growth Account Class 1
Actual	1,000.00	638.94	2.93	0.71
Hypothetical	1,000.00	1,021.57	3.61	0.71
LargeCap Growth Account Class 2
Actual	1,000.00	637.91	3.95	0.96
Hypothetical	1,000.00	1,020.31	4.88	0.96
MidCap Stock Account Class 1
Actual	1,000.00	763.71	3.50	0.79
Hypothetical	1,000.00	1,021.17	4.01	0.79
MidCap Stock Account Class 2
Actual	1,000.00	762.63	4.61	1.04
Hypothetical	1,000.00	1,019.91	5.28	1.04
Money Market Account Class 1
Actual	1,000.00	1,010.72	2.32	0.46
Hypothetical	1,000.00	1,022.82	2.34	0.46
Money Market Account Class 2
Actual	1,000.00	1,009.47	3.59	0.71
Hypothetical	1,000.00	1,021.57	3.61	0.71
Mortgage Securities Account Class 1
Actual	1,000.00	1,032.13	2.61	0.51
Hypothetical	1,000.00	1,022.57	2.59	0.51
Mortgage Securities Account Class 2
Actual	1,000.00	1,030.12	3.88	0.76
Hypothetical	1,000.00	1,021.32	3.86	0.76
Real Estate Securities Account Class 1
Actual	1,000.00	694.44	3.83	0.90
Hypothetical	1,000.00	1,020.61	4.57	0.90
Real Estate Securities Account Class 2
Actual	1,000.00	693.04	4.89	1.15
Hypothetical	1,000.00	1,019.36	5.84	1.15
SAM Balanced Portfolio Class 1
Actual	1,000.00	788.26	1.12	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25
SAM Balanced Portfolio Class 2
Actual	1,000.00	786.85	2.25	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50
SAM Conservative Balanced Portfolio Class 1
Actual	1,000.00	839.82	1.25	0.27
Hypothetical	1,000.00	1,023.78	1.37	0.27
SAM Conservative Balanced Portfolio Class 2
Actual	1,000.00	838.68	2.40	0.52
Hypothetical	1,000.00	1,022.52	2.64	0.52
SAM Conservative Growth Portfolio Class 1
Actual	1,000.00	733.21	1.13	0.26
Hypothetical	1,000.00	1,023.83	1.32	0.26
SAM Conservative Growth Portfolio Class 2
Actual	1,000.00	732.06	2.22	0.51
Hypothetical	1,000.00	1,022.57	2.59	0.51

25

	SHAREHOLDER EXPENSE EXAMPLE
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
	December 31, 2008 (unaudited)

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2008	Annualized
	July 1, 2008	December 31, 2008	to December 31, 2008(a)	Expense Ratio

SAM Flexible Income Portfolio Class 1
Actual	$1,000.00	$ 882.40	$ 1.23	0.26%
Hypothetical	1,000.00	1,023.83	1.32	0.26
SAM Flexible Income Portfolio Class 2
Actual	1,000.00	881.51	2.41	0.51
Hypothetical	1,000.00	1,022.57	2.59	0.51
SAM Strategic Growth Portfolio Class 1
Actual	1,000.00	697.73	1.11	0.26
Hypothetical	1,000.00	1,023.83	1.32	0.26
SAM Strategic Growth Portfolio Class 2
Actual	1,000.00	697.14	2.18	0.51
Hypothetical	1,000.00	1,022.57	2.59	0.51
Short-Term Income Account Class 1
Actual	1,000.00	975.71	2.68	0.54
Hypothetical	1,000.00	1,022.42	2.75	0.54
Short-Term Income Account Class 2
Actual	1,000.00	971.54	3.92	0.79
Hypothetical	1,000.00	1,021.17	4.01	0.79
SmallCap Growth Account II Class 1
Actual	1,000.00	650.44	4.48	1.08
Hypothetical	1,000.00	1,019.71	5.48	1.08
SmallCap Growth Account II Class 2
Actual	1,000.00	650.05	5.52	1.33
Hypothetical	1,000.00	1,018.45	6.75	1.33
SmallCap Value Account I Class 1
Actual	1,000.00	758.37	4.46	1.01
Hypothetical	1,000.00	1,020.06	5.13	1.01
SmallCap Value Account I Class 2
Actual	1,000.00	757.77	5.57	1.26
Hypothetical	1,000.00	1,018.80	6.39	1.26
West Coast Equity Account Class 1
Actual	1,000.00	742.11	2.89	0.66
Hypothetical	1,000.00	1,021.82	3.35	0.66
West Coast Equity Account Class 2
Actual	1,000.00	741.07	3.98	0.91
Hypothetical	1,000.00	1,020.56	4.62	0.91

(a) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period)

26

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2008

	Diversified
	International	Equity Income
Amounts in thousands, except per share amounts	Account	Account(a)	Income Account

Investment in securities--at cost	$ 373,200	$ 405,180	$ 140,568

Foreign currency--at cost	$ 70	$ –	$ –

Assets
Investment in securities--at value	$ 288,249	$ 334,112	$ 127,422
Foreign currency--at value	70	–	–
Cash	20	18	7
Receivables:
Capital Shares sold	611	4,530	3
Dividends and interest	586	1,394	1,933
Foreign tax refund	19	–	–
Investment securities sold	54	–	–

Total Assets	289,609	340,054	129,365
Liabilities
Accrued management and investment advisory fees	196	147	53
Accrued distribution fees	–	7	1
Accrued directors expenses	1	2	1
Accrued other expenses	120	2	1
Payables:
Capital Shares reacquired	53	56	543
Investment securities purchased	480	781	–

Total Liabilities	850	995	599

Net Assets Applicable to Outstanding Shares	$ 288,759	$ 339,059	$ 128,766

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 463,567	$ 464,590	$ 133,502
Accumulated undistributed (overdistributed) net investment income (operating loss)	8,881	13,413	8,208
Accumulated undistributed (overdistributed) net realized gain (loss)	(98,718)	(67,876)	202
Net unrealized appreciation (depreciation) of investments	(84,951)	(71,068)	(13,146)
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency .	(20)	–	–

Total Net Assets	$ 288,759	$ 339,059	$ 128,766

Capital Stock (par value: $.01 a share):
Shares authorized	300,000	200,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 286,421	$ 304,321	$ 120,854
Shares issued and outstanding	30,954	26,232	12,906
Net Asset Value per share	$ 9.25	$ 11.60	$ 9.36

Class 2: Net Assets	2,338	34,738	7,912
Shares issued and outstanding	252	3,020	850
Net Asset Value per share	$ 9.27	$ 11.50	$ 9.30

(a) Effective June 13, 2008, Equity Income Account I changed its name to Equity Income Account.

See accompanying notes.

27

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2008

		LargeCap
	LargeCap Blend	Growth	MidCap Stock
Amounts in thousands, except per share amounts	Account II(a)	Account(b)	Account

Investment in securities--at cost	$ 212,368	$ 219,312	$ 52,791

Assets
Investment in securities--at value	$ 156,878	$ 172,888	$ 50,864
Cash	116	17	16
Receivables:
Capital Shares sold	3,750	148	25
Dividends and interest	340	183	101
Investment securities sold	167	1,094	–
Variation margin on futures contracts	10	–	–

Total Assets	161,261	174,330	51,006
Liabilities
Accrued management and investment advisory fees	97	97	30
Accrued distribution fees	–	–	2
Accrued directors expenses	1	1	–
Accrued other expenses	5	2	2
Payables:
Capital Shares reacquired	34	50	28
Investment securities purchased	412	–	298

Total Liabilities	549	150	360

Net Assets Applicable to Outstanding Shares	$ 160,712	$ 174,180	$ 50,646

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 250,953	$ 288,417	$ 54,517
Accumulated undistributed (overdistributed) net investment income (operating loss)	2,917	1,429	750
Accumulated undistributed (overdistributed) net realized gain (loss)	(37,687)	(69,242)	(2,694)
Net unrealized appreciation (depreciation) of investments	(55,471)	(46,424)	(1,927)

Total Net Assets	$ 160,712	$ 174,180	$ 50,646

Capital Stock (par value: $.01 a share):
Shares authorized	300,000	300,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 159,837	$ 173,642	$ 42,469
Shares issued and outstanding	32,750	17,127	5,257
Net Asset Value per share	$ 4.88	$ 10.14	$ 8.08

Class 2: Net Assets	875	538	8,177
Shares issued and outstanding	179	53	1,022
Net Asset Value per share	$ 4.89	$ 10.13	$ 8.00

(a)	Effective June 13, 2008, LargeCap Blend Account changed its name to LargeCap Blend Account II.

(b)	Effective June 13, 2008, Growth Account changed its name to LargeCap Growth Account.

See accompanying notes.

28

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2008

		Mortgage	Real Estate
	Money Market	Securities	Securities
Amounts in thousands, except per share amounts	Account	Account	Account

Investment in securities--at cost	$ 470,502	$ 158,663	$ 173,646

Assets
Investment in securities--at value	$ 470,502	$ 158,189	$ 126,657
Cash	3,890	22	10
Receivables:
Capital Shares sold	523	34	266
Dividends and interest	64	850	1,061
Investment securities sold	181	–	598
Prepaid expenses	45	–	–

Total Assets	475,205	159,095	128,592
Liabilities
Accrued management and investment advisory fees	159	66	88
Accrued distribution fees	3	1	–
Accrued directors expenses	3	–	1
Accrued other expenses	–	1	2
Payables:
Capital Shares reacquired	4,433	337	42
Investment securities purchased	–	3,894	55

Total Liabilities	4,598	4,299	188

Net Assets Applicable to Outstanding Shares	$ 470,607	$ 154,796	$ 128,404

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 470,905	$ 152,493	$ 204,926
Accumulated undistributed (overdistributed) net investment income (operating loss)	–	8,724	2,816
Accumulated undistributed (overdistributed) net realized gain (loss)	(298)	(5,947)	(32,349)
Net unrealized appreciation (depreciation) of investments	–	(474)	(46,989)

Total Net Assets	$ 470,607	$ 154,796	$ 128,404

Capital Stock (par value: $.01 a share):
Shares authorized	1,500,000	200,000	300,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 455,594	$ 152,711	$ 127,836
Shares issued and outstanding	455,882	14,852	14,611
Net Asset Value per share	$ 1.00	$ 10.28	$ 8.75

Class 2: Net Assets	15,013	2,085	568
Shares issued and outstanding	15,023	203	65
Net Asset Value per share	$ 1.00	$ 10.26	$ 8.76

See accompanying notes.

29

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2008

		SAM
		Conservative	SAM
	SAM Balanced	Balanced	Conservative
Amounts in thousands, except per share amounts	Portfolio	Portfolio	Growth Portfolio

Investment in affiliated securities--at cost	$ 599,226	$ 104,906	$ 221,848

Assets
Investment in affiliated securities--at value	$ 500,984	$ 91,512	$ 173,940
Receivables:
Capital Shares sold	169	11	20
Dividends and interest	393	95	85

Total Assets	501,546	91,618	174,045
Liabilities
Accrued management and investment advisory fees	100	18	36
Accrued distribution fees	24	3	14
Accrued directors expenses	3	1	1
Payables:
Capital Shares reacquired	441	73	22

Total Liabilities	568	95	73

Net Assets Applicable to Outstanding Shares	$ 500,978	$ 91,523	$ 173,972

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 573,200	$ 103,677	$ 209,876
Accumulated undistributed (overdistributed) net investment income (operating loss)	23,440	3,872	8,877
Accumulated undistributed (overdistributed) net realized gain (loss)	2,580	(2,632)	3,127
Net unrealized appreciation (depreciation) of investments	(98,242)	(13,394)	(47,908)

Total Net Assets	$ 500,978	$ 91,523	$ 173,972

Capital Stock (par value: $.01 a share):
Shares authorized	200,000	200,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 387,339	$ 74,246	$ 103,553
Shares issued and outstanding	32,426	7,824	8,395
Net Asset Value per share	$ 11.95	$ 9.49	$ 12.34

Class 2: Net Assets	113,639	17,277	70,419
Shares issued and outstanding	9,588	1,837	5,754
Net Asset Value per share	$ 11.85	$ 9.41	$ 12.24

See accompanying notes.

30

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2008

	SAM Flexible	SAM Strategic	Short-Term
Amounts in thousands, except per share amounts	Income Portfolio	Growth Portfolio	Income Account

Investment in securities--at cost	$ –	$ –	$ 41,256

Investment in affiliated securities--at cost	$ 136,471	$ 123,465	$ –

Assets
Investment in securities--at value	$ –	$ –	$ 39,335
Investment in affiliated securities--at value	125,017	92,836	–
Cash	–	–	24
Receivables:
Capital Shares sold	108	329	12
Dividends and interest	164	38	352
Investment securities sold	–	–	–
Variation margin on futures contracts	–	–	16

Total Assets	125,289	93,203	39,739
Liabilities
Accrued management and investment advisory fees	26	19	17
Accrued distribution fees	6	10	–
Accrued directors expenses	1	1	–
Accrued other expenses	–	–	1
Payables:
Capital Shares reacquired	505	4	84

Total Liabilities	538	34	102

Net Assets Applicable to Outstanding Shares	$ 124,751	$ 93,169	$ 39,637

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 131,836	$ 124,288	$ 40,223
Accumulated undistributed (overdistributed) net investment income (operating loss)	6,491	3,687	2,568
Accumulated undistributed (overdistributed) net realized gain (loss)	(2,122)	(4,177)	(1,147)
Net unrealized appreciation (depreciation) of investments	(11,454)	(30,629)	(2,007)

Total Net Assets	$ 124,751	$ 93,169	$ 39,637

Capital Stock (par value: $.01 a share):
Shares authorized	200,000	200,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 98,000	$ 44,945	$ 37,975
Shares issued and outstanding	9,265	3,659	15,783
Net Asset Value per share	$ 10.58	$ 12.28	$ 2.41

Class 2: Net Assets	26,751	48,224	1,662
Shares issued and outstanding	2,551	3,952	694
Net Asset Value per share	$ 10.49	$ 12.20	$ 2.39

See accompanying notes.

31

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2008

	SmallCap
	Growth Account	SmallCap Value	West Coast
Amounts in thousands, except per share amounts	II(a)	Account I(b)	Equity Account

Investment in securities--at cost	$ 81,242	$ 152,953	$ 64,659

Assets
Investment in securities--at value	$ 59,799	$ 113,806	$ 72,257
Cash	2,117	966	20
Receivables:
Capital Shares sold	60	2,439	90
Dividends and interest	17	303	99
Expense reimbursement from Manager	–	16	–
Investment securities sold	761	33	54
Variation margin on futures contracts	–	73	–

Total Assets	62,754	117,636	72,520
Liabilities
Accrued management and investment advisory fees	48	99	36
Accrued distribution fees	–	–	1
Accrued directors expenses	1	1	1
Accrued other expenses	5	8	5
Payables:
Capital Shares reacquired	7	23	8
Investment securities purchased	1,454	937	312

Total Liabilities	1,515	1,068	363

Net Assets Applicable to Outstanding Shares	$ 61,239	$ 116,568	$ 72,157

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 126,892	$ 174,495	$ 64,962
Accumulated undistributed (overdistributed) net investment income (operating loss)	–	1,586	797
Accumulated undistributed (overdistributed) net realized gain (loss)	(44,210)	(20,531)	(1,200)
Net unrealized appreciation (depreciation) of investments	(21,443)	(38,982)	7,598

Total Net Assets	$ 61,239	$ 116,568	$ 72,157

Capital Stock (par value: $.01 a share):
Shares authorized	300,000	300,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 59,137	$ 116,467	$ 65,187
Shares issued and outstanding	8,853	12,242	4,333
Net Asset Value per share	$ 6.68	$ 9.51	$ 15.05

Class 2: Net Assets	2,102	101	6,970
Shares issued and outstanding	316	11	466
Net Asset Value per share	$ 6.65	$ 9.51	$ 14.94

(a)	Effective June 13, 2008, SmallCap Growth Account changed its name to SmallCap Growth Account II.

(b)	Effective June 13, 2008, SmallCap Value Account changed its name to SmallCap Value Account I.

See accompanying notes.

32

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2008

	Diversified
	International	Equity Income
Amounts in thousands	Account	Account(a)	Income Account

Net Investment Income (Operating Loss)
Income:
Dividends	$ 14,318	$ 14,757	$ 55
Withholding tax	(1,654)	–	–
Interest	57	547	9,982
Securities lending	437	197	45

Total Income	13,158	15,501	10,082
Expenses:
Management and investment advisory fees	3,637	2,329	781
Distribution Fees - Class 2	13	139	28
Custodian fees	359	3	3
Directors' expenses	15	14	5
Professional fees	14	12	6
Other expenses	10	2	2

Total Expenses	4,048	2,499	825

Net Investment Income (Operating Loss)	9,110	13,002	9,257

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions (net of foreign tax refund of $7, $0 and $0, respectively)	(95,293)	(65,658)	808
Foreign currency transactions	(183)	–	(6)
Change in unrealized appreciation/depreciation of:
Investments	(165,805)	(133,172)	(15,476)
Translation of assets and liabilities in foreign currencies	(18)	–	–

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(261,299)	(198,830)	(14,674)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (252,189)	$ (185,828)	$ (5,417)

(a) Effective June 13, 2008, Equity Income Account I changed its name to Equity Income Account.

See accompanying notes.

33

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2008

	LargeCap Blend	LargeCap Growth	MidCap Stock
Amounts in thousands	Account II(a)	Account(b)	Account

Net Investment Income (Operating Loss)
Income:
Dividends	$ 4,585	$ 3,167	$ 1,179
Interest	5	251	62
Securities lending	39	4	31

Total Income	4,629	3,422	1,272
Expenses:
Management and investment advisory fees	1,675	1,950	470
Distribution Fees - Class 2	4	2	27
Custodian fees	12	5	4
Directors' expenses	11	8	5
Professional fees	21	25	5
Other expenses	1	3	–

Total Expenses	1,724	1,993	511

Net Investment Income (Operating Loss)	2,905	1,429	761

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	(35,541)	(22,472)	(2,772)
Futures contracts	(611)	–	–
Change in unrealized appreciation/depreciation of:
Investments	(62,197)	(125,107)	(18,377)
Futures contracts	35	–	–

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(98,314)	(147,579)	(21,149)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (95,409)	$ (146,150)	$ (20,388)

(a)	Effective June 13, 2008, LargeCap Blend Account changed its name to LargeCap Blend Account II.

(b)	Effective June 13, 2008, Growth Account changed its name to LargeCap Growth Account.

See accompanying notes.

34

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2008

	Money Market	Mortgage	Real Estate
Amounts in thousands	Account	Securities Account	Securities Account

Net Investment Income (Operating Loss)
Income:
Dividends	$ –	$ –	$ 4,597
Interest	10,298	9,892	81
Securities lending	–	34	19

Total Income	10,298	9,926	4,697
Expenses:
Management and investment advisory fees	1,524	963	1,552
Distribution Fees - Class 2	26	7	3
Custodian fees	9	3	4
Directors' expenses	15	5	8
Professional fees	12	7	7
Other expenses	44	–	1

Total Expenses	1,630	985	1,575

Net Investment Income (Operating Loss)	8,668	8,941	3,122

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	(298)	51	(26,770)
Change in unrealized appreciation/depreciation of:
Investments	–	(126)	(38,078)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(298)	(75)	(64,848)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 8,370	$ 8,866	$ (61,726)

See accompanying notes.

35

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2008

	SAM Balanced	SAM Conservative	SAM Conservative
Amounts in thousands	Portfolio	Balanced Portfolio	Growth Portfolio

Net Investment Income (Operating Loss)
Income:
Dividends from affiliates	$ 25,285	$ 4,147	$ 9,786

Total Income	25,285	4,147	9,786
Expenses:
Management and investment advisory fees	1,392	201	635
Distribution Fees - Class 2	418	62	255
Directors' expenses	24	7	13
Professional fees	5	5	5
Other expenses	3	1	1

Total Expenses	1,842	276	909

Net Investment Income (Operating Loss)	23,443	3,871	8,877

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions in affiliates	(9,790)	(3,413)	(3,163)
Other investment companies	22,350	2,101	15,322
Change in unrealized appreciation/depreciation of:
Investments in affiliates	(209,282)	(21,124)	(121,996)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(196,722)	(22,436)	(109,837)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (173,279)	$ (18,565)	$ (100,960)

See accompanying notes.

36

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2008

	SAM Flexible	SAM Strategic	Short-Term
Amounts in thousands	Income Portfolio	Growth Portfolio	Income Account

Net Investment Income (Operating Loss)
Income:
Dividends from affiliates	$ 6,942	$ 4,214	$ –
Interest	–	–	2,888
Securities lending	–	–	20

Total Income	6,942	4,214	2,908
Expenses:
Management and investment advisory fees	329	344	318
Distribution Fees - Class 2	107	166	5
Custodian fees	–	–	3
Directors' expenses	8	9	4
Professional fees	5	5	5
Other expenses	1	1	1

Total Expenses	450	525	336

Net Investment Income (Operating Loss)	6,492	3,689	2,572

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	–	–	(130)
Investment transactions in affiliates	(3,064)	(7,988)	–
Futures contracts	–	–	(387)
Other investment companies	2,169	8,673	–
Change in unrealized appreciation/depreciation of:
Investments	–	–	(1,740)
Investments in affiliates	(24,636)	(68,603)	–
Futures contracts	–	–	(65)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(25,531)	(67,918)	(2,322)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (19,039)	$ (64,229)	$ 250

See accompanying notes.

37

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2008

	SmallCap Growth	SmallCap Value	West Coast Equity
Amounts in thousands	Account II(a)	Account I(b)	Account

Net Investment Income (Operating Loss)
Income:
Dividends	$ 243	$ 2,896	$ 1,390
Interest	6	17	38
Securities lending	89	172	49

Total Income	338	3,085	1,477
Expenses:
Management and investment advisory fees	841	1,607	659
Distribution Fees - Class 2	8	–	29
Custodian fees	14	26	10
Directors' expenses	6	8	6
Professional fees	21	9	5
Other expenses	–	5	–

Total Expenses	890	1,655	709
Less: Reimbursement from Manager - Class 1	1	159	–

Total Net Expenses	889	1,496	709

Net Investment Income (Operating Loss)	(551)	1,589	768

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	(15,510)	(15,471)	673
Futures contracts	–	(2,145)	–
Change in unrealized appreciation/depreciation of:
Investments	(26,133)	(38,350)	(41,559)
Futures contracts	–	164	–

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(41,643)	(55,802)	(40,886)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (42,194)	$ (54,213)	$ (40,118)

(a)	Effective June 13, 2008, SmallCap Growth Account changed its name to SmallCap Growth Account II.

(b)	Effective June 13, 2008, SmallCap Value Account changed its name to SmallCap Value Account I.

See accompanying notes.

38

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	Diversified International Account		Equity Income Account(a)

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

Operations
Net investment income (operating loss)	$ 9,110	$ 8,050	$ 13,002	$ 11,605
Net realized gain (loss) from investment transactions and foreign currency
transactions	(95,476)	102,815	(65,658)	29,526
Change in unrealized appreciation/depreciation of investments and translation of
assets and liabilities in foreign currencies	(165,823)	(22,719)	(133,172)	(11,790)

Net Increase (Decrease) in Net Assets Resulting from Operations	(252,189)	88,146	(185,828)	29,341

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(7,552)	(5,481)	(10,050)	(5,037)
Class 2	(85)	(41)	(1,288)	(561)
From net realized gain on investments:
Class 1	(99,649)	(53,129)	(30,043)	(23,426)
Class 2	(1,354)	(554)	(4,327)	(3,562)

Total Dividends and Distributions	(108,640)	(59,205)	(45,708)	(32,586)

Capital Share Transactions
Shares sold:
Class 1	57,888	77,996	79,058	108,652
Class 2	977	4,241	2,539	12,926
Shares issued in acquisition:
Class 1	N/A	142,947	N/A	163,558
Class 2	N/A	5,229	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	107,201	58,610	40,093	28,463
Class 2	1,439	595	5,615	4,123
Shares redeemed:
Class 1	(98,361)	(140,805)	(125,129)	(80,222)
Class 2	(3,973)	(2,357)	(22,161)	(9,951)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	65,171	146,456	(19,985)	227,549

Total Increase (Decrease)	(295,658)	175,397	(251,521)	224,304

Net Assets
Beginning of period	584,417	409,020	590,580	366,276

End of period (including undistributed net investment income as set forth below) .	$ 288,759	$ 584,417	$ 339,059	$ 590,580

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$ 8,881	$ 7,568	$ 13,413	$ 11,631

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	4,221	3,647	5,221	5,504
Class 2	88	199	163	655
Shares issued in acquisition:
Class 1	N/A	7,056	N/A	8,474
Class 2	N/A	258	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	6,493	2,787	2,463	1,417
Class 2	87	28	348	207
Shares redeemed:
Class 1	(6,354)	(6,710)	(8,049)	(4,070)
Class 2	(295)	(113)	(1,490)	(509)

Net Increase (Decrease)	4,240	7,152	(1,344)	11,678

(a) Effective June 13, 2008, Equity Income Account I changed its name to Equity Income Account.

See accompanying notes.

39

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	Income Account		LargeCap Blend Account II(a)

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

Operations
Net investment income (operating loss)	$ 9,257	$ 11,078	$ 2,905	$ 3,139
Net realized gain (loss) from investment transactions and foreign currency
transactions	802	544	(36,152)	108,333
Change in unrealized appreciation/depreciation of investments and translation of
assets and liabilities in foreign currencies	(15,476)	(442)	(62,162)	(87,046)

Net Increase (Decrease) in Net Assets Resulting from Operations	(5,417)	11,180	(95,409)	24,426

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(10,514)	(11,182)	(3,105)	(1,788)
Class 2	(821)	(924)	(21)	(16)
From net realized gain on investments:
Class 1	(192)	(261)	(96,559)	(8,971)
Class 2	(16)	(23)	(848)	(128)

Total Dividends and Distributions	(11,543)	(12,390)	(100,533)	(10,903)

Capital Share Transactions
Shares sold:
Class 1	27,925	15,103	23,838	45,399
Class 2	618	1,067	218	370
Shares issued in acquisition:
Class 1	N/A	N/A	N/A	249,645
Class 2	N/A	N/A	N/A	3,748
Shares issued in reinvestment of dividends and distributions:
Class 1	10,706	11,443	99,664	10,759
Class 2	837	947	869	144
Shares redeemed:
Class 1	(72,530)	(37,728)	(40,733)	(250,201)
Class 2	(5,698)	(4,956)	(1,355)	(1,603)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(38,142)	(14,124)	82,501	58,261

Total Increase (Decrease)	(55,102)	(15,334)	(113,441)	71,784

Net Assets
Beginning of period	183,868	199,202	274,153	202,369

End of period (including undistributed net investment income as set forth below) .	$ 128,766	$ 183,868	$ 160,712	$ 274,153

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$ 8,208	$ 9,993	$ 2,917	$ 3,139

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	2,750	1,447	3,242	3,562
Class 2	62	102	32	30
Shares issued in acquisition:
Class 1	N/A	N/A	N/A	20,130
Class 2	N/A	N/A	N/A	302
Shares issued in reinvestment of dividends and distributions:
Class 1	1,097	1,143	13,486	828
Class 2	86	95	117	11
Shares redeemed:
Class 1	(7,234)	(3,614)	(5,535)	(19,198)
Class 2	(585)	(480)	(187)	(126)

Net Increase (Decrease)	(3,824)	(1,307)	11,155	5,539

(a) Effective June 13, 2008, LargeCap Blend Account changed its name to LargeCap Blend Account II.

See accompanying notes.

40

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	LargeCap Growth Account(a)		MidCap Stock Account

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

Operations
Net investment income (operating loss)	$ 1,429	$ 1,507	$ 761	$ 1,049
Net realized gain (loss) from investment transactions and foreign currency
transactions	(22,472)	57,766	(2,772)	15,431
Change in unrealized appreciation/depreciation of investments and translation of
assets and liabilities in foreign currencies	(125,107)	36,283	(18,377)	(23,154)

Net Increase (Decrease) in Net Assets Resulting from Operations	(146,150)	95,556	(20,388)	(6,674)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(1,454)	(773)	(804)	(766)
Class 2	(2)	–	(154)	(88)
From net realized gain on investments:
Class 1	–	–	(12,628)	(5,437)
Class 2	–	–	(2,887)	(883)

Total Dividends and Distributions	(1,456)	(773)	(16,473)	(7,174)

Capital Share Transactions
Shares sold:
Class 1	45,707	37,393	13,572	6,629
Class 2	237	438	1,591	5,401
Shares issued in acquisition:
Class 1	N/A	302,213	N/A	N/A
Class 2	N/A	1,176	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	1,454	773	13,432	6,203
Class 2	2	–	3,041	971
Shares redeemed:
Class 1	(122,133)	(168,034)	(21,442)	(37,840)
Class 2	(579)	(511)	(2,281)	(3,534)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(75,312)	173,448	7,913	(22,170)

Total Increase (Decrease)	(222,918)	268,231	(28,948)	(36,018)

Net Assets
Beginning of period	397,098	128,867	79,594	115,612

End of period (including undistributed net investment income as set forth below) .	$ 174,180	$ 397,098	$ 50,646	$ 79,594

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$ 1,429	$ 1,457	$ 750	$ 1,073

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	3,323	2,409	1,338	386
Class 2	20	28	144	313
Shares issued in acquisition:
Class 1	N/A	20,724	N/A	N/A
Class 2	N/A	81	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	88	49	1,166	334
Class 2	–	–	266	53
Shares redeemed:
Class 1	(8,373)	(9,939)	(1,662)	(2,160)
Class 2	(44)	(32)	(211)	(213)

Net Increase (Decrease)	(4,986)	13,320	1,041	(1,287)

(a) Effective June 13, 2008, Growth Account changed its name to LargeCap Growth Account.

See accompanying notes.

41

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	Money Market Account		Mortgage Securities Account

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

Operations
Net investment income (operating loss)	$ 8,668	$ 11,089	$ 8,941	$ 11,827
Net realized gain (loss) from investment transactions and foreign currency
transactions	(298)	–	51	137
Change in unrealized appreciation/depreciation of investments and translation of
assets and liabilities in foreign currencies	–	–	(126)	3,703

Net Increase (Decrease) in Net Assets Resulting from Operations	8,370	11,089	8,866	15,667

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(8,441)	(10,916)	(12,150)	(13,352)
Class 2	(227)	(173)	(164)	(232)

Total Dividends and Distributions	(8,668)	(11,089)	(12,314)	(13,584)

Capital Share Transactions
Shares sold:
Class 1	364,568	269,747	29,483	11,170
Class 2	25,195	9,653	379	127
Shares issued in acquisition:
Class 1	N/A	12,209	N/A	N/A
Class 2	N/A	2,869	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	8,441	10,901	12,150	13,352
Class 2	227	173	164	232
Shares redeemed:
Class 1	(189,474)	(200,720)	(112,140)	(59,043)
Class 2	(15,045)	(8,049)	(1,729)	(2,079)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	193,912	96,783	(71,693)	(36,241)

Total Increase (Decrease)	193,614	96,783	(75,141)	(34,158)

Net Assets
Beginning of period	276,993	180,210	229,937	264,095

End of period (including undistributed net investment income as set forth below) .	$ 470,607	$ 276,993	$ 154,796	$ 229,937

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$ –	$ –	$ 8,724	$ 11,714

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	364,568	269,747	2,825	1,080
Class 2	25,195	9,653	38	12
Shares issued in acquisition:
Class 1	N/A	12,209	N/A	N/A
Class 2	N/A	2,869	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	8,441	10,901	1,217	1,343
Class 2	227	173	16	23
Shares redeemed:
Class 1	(189,474)	(200,720)	(10,795)	(5,701)
Class 2	(15,045)	(8,049)	(168)	(203)

Net Increase (Decrease)	193,912	96,783	(6,867)	(3,446)

See accompanying notes.

42

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	Real Estate Securities Account		SAM Balanced Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

Operations
Net investment income (operating loss)	$ 3,122	$ 4,055	$ 23,443	$ 23,517
Net realized gain (loss) from investment transactions and foreign currency
transactions	(26,770)	54,892	12,560	75,452
Change in unrealized appreciation/depreciation of investments and translation of
assets and liabilities in foreign currencies	(38,078)	(106,102)	(209,282)	(40,514)

Net Increase (Decrease) in Net Assets Resulting from Operations	(61,726)	(47,155)	(173,279)	58,455

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(4,078)	(2,181)	(15,830)	(12,377)
Class 2	(24)	(12)	(6,681)	(5,094)
From net realized gain on investments:
Class 1	(59,405)	(30,109)	(49,181)	–
Class 2	(394)	(245)	(22,251)	–

Total Dividends and Distributions	(63,901)	(32,547)	(93,943)	(17,471)

Capital Share Transactions
Shares sold:
Class 1	35,107	34,837	259,925	52,307
Class 2	102	412	10,091	15,718
Shares issued in acquisition:
Class 1	N/A	53,604	N/A	N/A
Class 2	N/A	2,668	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	63,483	32,290	65,011	12,377
Class 2	418	257	28,932	5,094
Shares redeemed:
Class 1	(50,601)	(92,836)	(228,229)	(118,910)
Class 2	(671)	(1,292)	(61,240)	(45,256)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	47,838	29,940	74,490	(78,670)

Total Increase (Decrease)	(77,789)	(49,762)	(192,732)	(37,686)

Net Assets
Beginning of period	206,193	255,955	693,710	731,396

End of period (including undistributed net investment income as set forth below) .	$ 128,404	$ 206,193	$ 500,978	$ 693,710

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$ 2,816	$ 4,055	$ 23,440	$ 23,516

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	2,889	1,493	17,161	2,756
Class 2	6	17	662	841
Shares issued in acquisition:
Class 1	N/A	2,089	N/A	N/A
Class 2	N/A	104	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	4,551	1,399	4,117	657
Class 2	30	11	1,844	272
Shares redeemed:
Class 1	(3,574)	(4,048)	(13,955)	(6,347)
Class 2	(47)	(56)	(4,078)	(2,432)

Net Increase (Decrease)	3,855	1,009	5,751	(4,253)

See accompanying notes.

43

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	SAM Conservative Balanced		SAM Conservative Growth
Amounts in thousands	Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

Operations
Net investment income (operating loss)	$ 3,871	$ 2,982	$ 8,877	$ 10,534
Net realized gain (loss) from investment transactions and foreign currency
transactions	(1,312)	4,931	12,159	43,846
Change in unrealized appreciation/depreciation of investments and translation of
assets and liabilities in foreign currencies	(21,124)	(2,468)	(121,996)	(19,086)

Net Increase (Decrease) in Net Assets Resulting from Operations	(18,565)	5,445	(100,960)	35,294

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(1,966)	(1,450)	(5,962)	(4,568)
Class 2	(942)	(968)	(3,823)	(1,867)
From net realized gain on investments:
Class 1	(3,514)	(541)	(15,851)	–
Class 2	(1,806)	(390)	(10,940)	–

Total Dividends and Distributions	(8,228)	(3,349)	(36,576)	(6,435)

Capital Share Transactions
Shares sold:
Class 1	74,332	14,557	36,948	21,881
Class 2	4,186	3,501	12,556	14,160
Shares issued in reinvestment of dividends and distributions:
Class 1	5,480	1,991	21,813	4,568
Class 2	2,748	1,358	14,763	1,867
Shares redeemed:
Class 1	(37,094)	(10,546)	(123,153)	(78,558)
Class 2	(11,061)	(9,197)	(32,447)	(20,387)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	38,591	1,664	(69,520)	(56,469)

Total Increase (Decrease)	11,798	3,760	(207,056)	(27,610)

Net Assets
Beginning of period	79,725	75,965	381,028	408,638

End of period (including undistributed net investment income as set forth below) .	$ 91,523	$ 79,725	$ 173,972	$ 381,028

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$ 3,872	$ 2,979	$ 8,877	$ 10,526

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	6,691	1,128	2,176	1,046
Class 2	363	273	768	687
Shares issued in reinvestment of dividends and distributions:
Class 1	471	156	1,230	218
Class 2	238	107	837	89
Shares redeemed:
Class 1	(3,203)	(815)	(6,893)	(3,804)
Class 2	(1,015)	(717)	(2,002)	(994)

Net Increase (Decrease)	3,545	132	(3,884)	(2,758)

See accompanying notes.

44

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	SAM Flexible Income Portfolio		SAM Strategic Growth Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

Operations
Net investment income (operating loss)	$ 6,492	$ 8,065	$ 3,689	$ 5,076
Net realized gain (loss) from investment transactions and foreign currency
transactions	(895)	10,708	685	24,742
Change in unrealized appreciation/depreciation of investments and translation of
assets and liabilities in foreign currencies	(24,636)	(8,394)	(68,603)	(9,568)

Net Increase (Decrease) in Net Assets Resulting from Operations	(19,039)	10,379	(64,229)	20,250

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(5,083)	(5,584)	(2,252)	(1,778)
Class 2	(2,897)	(2,575)	(2,364)	(714)
From net realized gain on investments:
Class 1	(6,769)	(1,785)	(9,795)	–
Class 2	(4,017)	(869)	(11,094)	–

Total Dividends and Distributions	(18,766)	(10,813)	(25,505)	(2,492)

Capital Share Transactions
Shares sold:
Class 1	85,968	9,327	28,314	25,085
Class 2	5,367	4,322	8,092	12,299
Shares issued in reinvestment of dividends and distributions:
Class 1	11,852	7,369	12,047	1,778
Class 2	6,914	3,444	13,458	714
Shares redeemed:
Class 1	(88,904)	(28,895)	(99,810)	(34,488)
Class 2	(25,636)	(17,691)	(10,888)	(8,210)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(4,439)	(22,124)	(48,787)	(2,822)

Total Increase (Decrease)	(42,244)	(22,558)	(138,521)	14,936

Net Assets
Beginning of period	166,995	189,553	231,690	216,754

End of period (including undistributed net investment income as set forth below) .	$ 124,751	$ 166,995	$ 93,169	$ 231,690

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$ 6,491	$ 8,063	$ 3,687	$ 5,076

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	7,072	651	1,568	1,068
Class 2	409	304	462	531
Shares issued in reinvestment of dividends and distributions:
Class 1	968	527	644	75
Class 2	569	248	724	30
Shares redeemed:
Class 1	(6,710)	(2,013)	(4,869)	(1,478)
Class 2	(2,146)	(1,239)	(630)	(353)

Net Increase (Decrease)	162	(1,522)	(2,101)	(127)

See accompanying notes.

45

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	Short-Term Income Account		SmallCap Growth Account II(a)

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

Operations
Net investment income (operating loss)	$ 2,572	$ 2,051	$ (551)	$ (715)
Net realized gain (loss) from investment transactions and foreign currency
transactions	(517)	(148)	(15,510)	23,500
Change in unrealized appreciation/depreciation of investments and translation of
assets and liabilities in foreign currencies	(1,805)	224	(26,133)	(16,104)

Net Increase (Decrease) in Net Assets Resulting from Operations	250	2,127	(42,194)	6,681

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(1,997)	(1,994)	–	–
Class 2	(56)	(138)	–	–

Total Dividends and Distributions	(2,053)	(2,132)	–	–

Capital Share Transactions
Shares sold:
Class 1	12,280	40,578	15,817	13,816
Class 2	1,056	433	533	5,184
Shares issued in acquisition:
Class 1	N/A	N/A	N/A	43,676
Class 2	N/A	N/A	N/A	3,960
Shares issued in reinvestment of dividends and distributions:
Class 1	1,997	1,994	–	–
Class 2	56	138	–	–
Shares redeemed:
Class 1	(50,741)	(8,881)	(19,686)	(33,780)
Class 2	(1,759)	(1,393)	(825)	(5,270)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(37,111)	32,869	(4,161)	27,586

Total Increase (Decrease)	(38,914)	32,864	(46,355)	34,267

Net Assets
Beginning of period	78,551	45,687	107,594	73,327

End of period (including undistributed net investment income as set forth below) .	$ 39,637	$ 78,551	$ 61,239	$ 107,594

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$ 2,568	$ 2,052	$ –	$ –

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	4,898	16,272	1,848	1,199
Class 2	426	173	64	443
Shares issued in acquisition:
Class 1	N/A	N/A	N/A	4,083
Class 2	N/A	N/A	N/A	370
Shares issued in reinvestment of dividends and distributions:
Class 1	808	821	–	–
Class 2	23	57	–	–
Shares redeemed:
Class 1	(20,339)	(3,542)	(2,122)	(2,937)
Class 2	(712)	(558)	(98)	(463)

Net Increase (Decrease)	(14,896)	13,223	(308)	2,695

(a) Effective June 13, 2008, SmallCap Growth Account changed its name to SmallCap Growth Account II.

See accompanying notes.

46

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	SmallCap Value Account I(a)		West Coast Equity Account

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

Operations
Net investment income (operating loss)	$ 1,589	$ 1,440	$ 768	$ 1,180
Net realized gain (loss) from investment transactions and foreign currency
transactions	(17,616)	13,850	673	10,653
Change in unrealized appreciation/depreciation of investments and translation of
assets and liabilities in foreign currencies	(38,186)	(34,065)	(41,559)	783

Net Increase (Decrease) in Net Assets Resulting from Operations	(54,213)	(18,775)	(40,118)	12,616

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(1,414)	(731)	(1,044)	(960)
Class 2	(1)	(1)	(99)	(81)
From net realized gain on investments:
Class 1	(17,058)	(14,836)	(9,541)	(4,445)
Class 2	(19)	(19)	(1,202)	(585)

Total Dividends and Distributions	(18,492)	(15,587)	(11,886)	(6,071)

Capital Share Transactions
Shares sold:
Class 1	30,010	36,783	14,438	9,198
Class 2	36	80	813	2,189
Shares issued in acquisition:
Class 1	N/A	35,648	N/A	N/A
Class 2	N/A	255	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	18,472	15,567	10,585	5,405
Class 2	20	20	1,301	666
Shares redeemed:
Class 1	(38,084)	(46,953)	(41,923)	(44,547)
Class 2	(116)	(76)	(5,201)	(4,854)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	10,338	41,324	(19,987)	(31,943)

Total Increase (Decrease)	(62,367)	6,962	(71,991)	(25,398)

Net Assets
Beginning of period	178,935	171,973	144,148	169,546

End of period (including undistributed net investment income as set forth below) .	$ 116,568	$ 178,935	$ 72,157	$ 144,148

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$ 1,586	$ 1,453	$ 797	$ 1,172

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	2,519	2,079	748	371
Class 2	4	4	40	89
Shares issued in acquisition:
Class 1	N/A	1,940	N/A	N/A
Class 2	N/A	14	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	1,340	838	489	217
Class 2	1	1	60	27
Shares redeemed:
Class 1	(3,009)	(2,683)	(2,017)	(1,817)
Class 2	(9)	(4)	(261)	(198)

Net Increase (Decrease)	846	2,189	(941)	(1,311)

(a) Effective June 13, 2008, SmallCap Value Account changed its name to SmallCap Value Account I.

See accompanying notes.

47

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2008

1. Organization

Principal Variable Contracts Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. At December 31, 2008, the Fund consists of 40 Accounts. The financial statements for Diversified International Account, Equity Income Account, Income Account, LargeCap Blend Account II, LargeCap Growth Account, MidCap Stock Account, Money Market Account, Mortgage Securities Account, Real Estate Securities Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Account, SmallCap Growth Account II, SmallCap Value Account I, and West Coast Equity Account, known as the “Accounts”, are presented herein.

On December 31, 2006, Principal Financial Services, Inc. and its subsidiary, Principal Management Corporation acquired all of the outstanding stock of WM Advisors, Inc., WM Shareholder Services, Inc., and WM Funds Distributor, Inc. (the “Transaction”). Immediately following the Transaction, WM Advisors, Inc., WM Shareholder Services, Inc., and WM Funds Distributor, Inc. were renamed, Edge Asset Management, Inc., Principal Shareholder Services, Inc., and Principal Funds Distributor, Inc.

Effective January 3, 2007, the initial purchases of $10,000 of Class 2 shares of Diversified International Account, LargeCap Blend Account II, LargeCap Growth Account, Money Market Account, Real Estate Securities Account, SmallCap Growth Account II, and SmallCap Value Account I (the “Principal Accounts”) were made by Principal Life Insurance Company.

Effective January 5, 2007, Diversified International Account, Income Account, LargeCap Blend Account II, LargeCap Growth Account, MidCap Stock Account, Money Market Account, Mortgage Securities Account, Real Estate Securities Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Account, SmallCap Growth Account II, SmallCap Value Account I, and West Coast Equity Account (the “Acquiring Accounts”) acquired all the assets and assumed all the liabilities in a tax-free reorganization of a corresponding series of WM Variable Trust (VT) (the “Acquired Funds”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization”) approved by shareholders of the Acquired Funds on December 15, 2006. Approximate conversion ratios, net assets of the Acquired Funds immediately prior to the acquisition (including accumulated net investment income/loss, accumulated realized gains/losses, and unrealized appreciation/depreciation) and net assets of the Acquiring Accounts immediately prior to and immediately following the acquisition were as follows:

									Net Assets
				Accumulated					of
				Net	Accumulated		Net Assets Net Assets Acquiring
				Investment	Realized	Unrealized	of	of	Account
		Conversion Ratio		Income/	Gains/	Appreciation Acquired Acquiring following
Acquired	Acquiring		Class	(Loss)	(Losses)	(Depreciation)	Fund	Account acquisition
Fund	Fund	1	2	(000s)	(000s)	(000s)	(000s)	(000s)	(000s)

VT International	Diversified
Growth Fund	International Account	0.71	0.70	$ (662)	$ (75)	$19,931	$148,176	$400,852	$549,028

VT Income Fund*	Income Account	1.00	1.00	12,320	(890)	3,272	199,897	—	199,897

VT Growth & Income	LargeCap Blend
Fund	Account II	1.62	1.62	—	(12,284)	—	253,393	200,760	454,152
	LargeCap Growth
VT Growth Fund	Account	1.00	0.99	—	(66,194)	22,140	303,389	128,889	432,277

VT Mid Cap Stock
Fund*	MidCap Stock Account	1.00	1.00	854	5,995	40,007	116,083	—	116,083

VT Money Market	Money Market
Fund	Account	1.00	1.00	—	—	—	15,078	180,072	195,150

VT U.S. Government	Mortgage Securities
Securities Fund*	Account	1.00	1.00	13,824	(5,367)	(3,349)	265,187	—	265,187

	Real Estate Securities			—
VT REIT Fund	Account	0.54	0.53		—	13,205	56,272	252,106	308,378

48

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2008

1. Organization (Continued)
									Net Assets
				Accumulated					of
				Net	Accumulated		Net Assets Net Assets Acquiring
				Investment	Realized	Unrealized	of	of	Account
		Conversion Ratio		Income/	Gains/	Appreciation Acquired Acquiring following
Acquired	Acquiring		Class	(Loss)	(Losses)	(Depreciation)	Fund	Account acquisition
Fund	Fund	1	2	(000s)	(000s)	(000s)	(000s)	(000s)	(000s)

VT Balanced	SAM Balanced
Portfolio*	Portfolio	1.00	1.00	$21,385	$2,061	$129,187	$728,483	$ —	$728,483

VT Conservative	SAM Conservative
Balanced Portfolio*	Balanced Portfolio	1.00	1.00	2,687	1,118	8,725	75,783	—	75,783

VT Conservative	SAM Conservative
Growth Portfolio*	Growth Portfolio	1.00	1.00	9,253	(14,550)	76,615	405,481	—	405,481

VT Flexible Income	SAM Flexible Income
Portfolio*	Portfolio	1.00	1.00	8,467	2,247	20,785	189,450	—	189,450

VT Strategic Growth	SAM Strategic Growth
Portfolio*	Portfolio	1.00	1.00	4,104	(2,145)	37,949	215,718	—	215,718

VT Short Term	Short-Term Income
Income Fund*	Account	1.00	1.00	2,170	(499)	(388)	45,761	—	45,761

VT Small Cap	SmallCap Growth			—
Growth Fund	Account II	0.96	0.94		(21,731)	8,140	47,636	72,563	120,199

VT Small Cap Value	SmallCap Value
Fund	Account I	0.56	0.56	—	558	2,092	35,903	168,894	204,797

VT West Coast Equity West Coast Equity
Fund*	Account	1.00	1.00	1,031	4,658	47,879	168,993	—	168,993

*Designates the survivor for accounting and performance reporting purposes (the “Reorganized Accounts”).

Effective January 5, 2007, Equity Income Account I (now known as Equity Income Account) acquired all the assets and assumed all the liabilities of VT Equity Income Fund and Equity Income Account (the “Acquired Funds”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization”) approved by shareholders of the Acquired Funds on December 15, 2006. The acquisition was accomplished by a tax-free exchange of shares from the Acquired Funds for shares of Equity Income Account I at an approximate exchange rate of 1.00 for VT Equity Income Fund Class 1 and Class 2 shares, and .53 for Equity Income Account Class 1 shares. The aggregate net assets of VT Equity Income Fund, Equity Income Account, and Equity Income Account I immediately prior to the acquisition were approximately $364,608,000 (including approximately $5,616,000 of accumulated net investment income, $26,854,000 of accumulated realized gains, and $70,612,000 of unrealized appreciation), $163,558,000 (including approximately $1,583,000 of unrealized appreciation), and $0, respectively. The aggregate net assets of Equity Income Account I immediately following the acquisition were $528,166,000. VT Equity Income Fund is the survivor for accounting and performance reporting purposes (a “Reorganized Fund”).

On June 13, 2008 Principal Variable Contracts Fund, Inc. changed its name to Principal Variable Contracts Funds, Inc. In addition, the Accounts had name changes:

Former Account Name Equity Income Account I Growth Account LargeCap Blend Account LargeCap Stock Index Account SmallCap Growth Account SmallCap Value Account

New Account Name Equity Income Account LargeCap Growth Account LargeCap Blend Account II LargeCap S&P 500 Index Account SmallCap Growth Account II SmallCap Value Account I

49

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2008

1. Organization (Continued)

All classes of shares for each of the Accounts represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund’s Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.

Temporary Guarantee Program for Money Market Funds. Following approval by the Board of Directors of Principal Variable Contracts Funds, Inc., Money Market Account submitted to the United States Department of Treasury an agreement to participate in the Temporary Guarantee Program for Money Market Funds (the “Program”).

The Program will guarantee Money Market Account shareholders that they will receive $1.00 per share they owned as of the close of business on September 19, 2008, or the number of shares held on the date the Account’s market based net asset value falls below $0.995 per share and the Money Market Account liquidates, whichever is less. The program is subject to an overall limit of $50 billion for all money market funds participating in the Program. The Program does not cover investors who were not shareholders of the Money Market Account on September 19, 2008.

The Program remains in effect until April 30, 2009, unless extended by the United States Treasury Department. If the Program is extended, the Board of Directors would need to approve the Money Market Account’s continued participation in the Program and the Money Market Account would need to reapply and pay an additional premium. The cost for participating in the initial three-month Program was .01% of the net assets of the Account as of September 19, 2008 and was borne by the Money Market Account. An additional cost of .015% of the net assets of the Account as of September 19, 2008 was borne by the Money Market Account to participate in the program through April 30, 2009. The cost for participating in the Program incurred during the period ended December 31, 2008 is included as a component of miscellaneous expense on the statement of operations.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio (collectively, the “SAM Portfolios”) invest in combinations of other series of Principal Variable Contracts Funds, Inc. and Principal Funds, Inc. (the “Underlying Funds”). Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.

The Accounts (with the exception of Money Market Account and SAM Portfolios) value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use electronic modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks and foreign securities, the investments are valued at their fair value as determined in good faith by Principal Management Corporation (the “Manager”) under procedures established and periodically reviewed by the Fund’s Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the account’s net asset value are ordinarily not reflected in the account’s net asset value. If the Manager reasonably believes events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the account’s net asset value will materially affect the value of a foreign security, then the security is valued at its fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices and foreign currencies.

50

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2008

2. Significant Accounting Policies (Continued)

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.

Short-term securities purchased with less than 60 days until maturity are valued at amortized cost, which approximates market.Money Market Account values its securities at amortized cost as permitted under Rule 2a-7 of the Investment Company Act of 1940. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the account.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Effective January 1, 2008, the Accounts adopted the provisions of FAS 157.

In accordance with FAS 157, fair value is defined as the price that the Accounts would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Accounts use various valuation approaches, including market, income and/or cost approaches. FAS 157 establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Accounts. Unobservable inputs are inputs that reflect the Accounts own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

”Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

”Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.) Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

”Level 3 – Significant unobservable inputs (including the Accounts’ assumptions in determining the fair value of investments.) Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Accounts in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Account’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Accounts use prices and inputs that are current as of the measurement date.

51

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2008

2. Significant Accounting Policies (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments. For example, short-term securities held in Money Market Account are valued using amortized cost, as permitted under 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Accounts’ securities carried at value (amounts in thousands):

			Level 2 — Other Significant		Level 3 — Significant
	Level 1 — Quoted Prices		Observable Inputs		Unobservable Inputs		Totals (Level 1,2,3)

		Other		Other		Other		Other
	Investments	Financial	Investments	Financial	Investments	Financial	Investments	Financial
Account	in Securities	Instruments* in Securities		Instruments*	in Securities	Instruments*	in Securities	Instruments*

Diversified International
Account	$6,285	$—	$277,751	$—	$4,213	$—	$288,249	$—
Equity Income Account	314,429	—	19,683	—	—	—	334,112	—
Income Account	—	—	126,648	—	774	—	127,422	—
LargeCap Blend
Account II	155,549	19	1,329	—	—	—	156,878	19
LargeCap Growth
Account	159,959	—	12,929	—	—	—	172,888	—
MidCap Stock Account	48,480	—	2,384	—	—	—	50,864	—
Money Market Account	—	—	470,502	—	—	—	470,502	—
Mortgage Securities
Account	—	—	158,189	—	—	—	158,189	—
Real Estate Securities	122,382	—	4,275	—	—	—	126,657	—
SAM Balanced
Portfolio	500,984	—	—	—	—	—	500,984	—
SAM Conservative
Balanced Portfolio	91,512	—	—	—	—	—	91,512	—
SAM Conservative
Growth Portfolio	173,940	—	—	—	—	—	173,940	—
SAM Flexible Income
Portfolio	125,017	—	—	—	—	—	125,017	—
SAM Strategic Growth
Portfolio	92,836	—	—	—	—	—	92,836	—
Short-Term Income
Account	—	(86)	39,335	—	—	—	39,335	(86)
SmallCap Growth
Account II	59,799	—	—	—	—	—	59,799	—
SmallCap Value
Account I	111,824	165	1,982	—	—	—	113,806	165
West Coast Equity
Account	69,248	—	3,009	—	—	—	72,257	—

*Other financial instruments are derivative instruments such as futures, foreign currency contracts, and swap agreements, which are valued at the unrealized appreciation/depreciation on the instrument.

52

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2008

2. Significant Accounting Policies (Continued)

The changes in investments measured at fair value for which the Accounts’ have used level 3 inputs to determine fair value are as follows (amounts in thousands):

		Accrued		Change in		Transfers	Value
	Value	Discounts/	Realized	Unrealized	Net	In and/or	December 31,
Portfolio	January 1, 2008	Premiums	Gain/(Loss)	Gain/(Loss)	Purchases/Sales	Out of Level 3	2008

Investments in Securities
Diversified International
Account	$ 112	$ —	$ —	$ 177	$ —	$ 3,924	$ 4,213
Income Account	156	—	—	(231)	849	—	774

Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the account holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

The following Account held securities denominated in currencies that exceeded 5% of net assets of the fund:

Diversified International Account

Japanese Yen	23.2%
Euro	23.0
British Pound	18.9
Swiss Franc	8.2
Canadian Dollar	6.1

Income and Investment Transactions. The Accounts record investment transactions on a trade date basis. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Accounts record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Accounts are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized over the lives of the respective securities. The Accounts allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Account) of each class.

Expenses. Expenses directly attributed to an Account are charged to that Account. Other Account expenses not directly attributed to an Account are apportioned among the registered investment companies managed by Principal Management Corporation. Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Account) of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations.

Expenses included in the statements of operations of the SAM Portfolios reflect the expenses of each SAM Portfolio and do not include any expenses associated with the Underlying Funds.

53

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2008

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. With respect to Money Market Account, all net investment income and any realized gains and losses from investment transactions are declared as dividends daily to shareholders of record as of that day. Dividends and distributions to shareholders of the other accounts are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, mortgage-backed securities, certain defaulted securities, expiring capital loss carry forwards, certain preferred securities, returns of capital, amortization of premiums and discounts, futures contracts, consent distributions, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, swap agreements, and foreign currency transactions. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed current and accumulated earnings and profits for federal income tax purposes are reported as return of capital distributions.

Real Estate Securities Account receives substantial distributions from holdings in Real Estate Investment Trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the Account. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates must be used in reporting the character of its income and distributions for financial statement purposes.

Federal Income Taxes. No provision for federal income taxes is considered necessary because each account is qualified as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

Foreign Taxes. Certain of the Accounts are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the Accounts as a reduction of income. These amounts are shown as withholding tax on foreign dividends on the statements of operations.

Gains realized upon disposition of certain foreign securities held by the Accounts are subject to capital gains tax, payable prior to repatriation of sale proceeds. The tax is computed on certain net realized gains. Realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the Accounts accrue an estimated deferred tax liability for future gains on certain foreign securities. At December 31, 2008, Diversified International Account had a foreign tax refund receivable of $19,000 no deferred tax liability, and no capital loss carryforward relating to Indian securities.

Foreign Currency Contracts. Certain of the Accounts enter into forward contracts to purchase and sell foreign currencies at a specified future date at a fixed exchange rate. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Accounts as an unrealized gain or loss. When the contract is closed, the Accounts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the Accounts’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Accounts could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The foreign currency contracts outstanding as of December 31, 2008 are included in the schedules of investments.

Recent Accounting Pronouncements. In March 2008, the FASB issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires enhanced disclosures about the Accounts’ derivative and hedging activities, including how such activities are accounted for and their effect on the Accounts’ financial position, performance and cash flows. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Accounts’ financial statements and related disclosures.

54

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2008

3. Operating Policies

Futures Contracts. The Accounts (with the exception of Money Market Account) may enter into futures contracts for both hedging and non-hedging purposes. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, an account agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the account as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the account recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the account’s cost basis in the contract.

Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Accounts has valued the investments. This may have an adverse effect on each of the Accounts’ ability to dispose of particular illiquid securities at fair market value and may limit each of the Accounts’ ability to obtain accurate market quotations for purposes of valuing the securities. Information regarding illiquid securities is included with footnote designations in the schedules of investments.

Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Joint Trading Account. Certain of the Accounts may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the participating accounts’ cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by Principal Management Corporation. These balances may be invested in one or more short-term instruments or repurchase agreements that are collateralized by U.S. government securities.

Line of Credit. Certain of the Accounts participate with other funds managed by Principal Management Corporation in an unsecured joint line of credit with two banks which allow the participants to borrow up to $150 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the Fed Funds Rate plus .400%. During the year ended December 31, 2008, Diversified International Account, Equity Income Account, Income Account, LargeCap Blend Account II, Mortgage Securities Account, Real Estate Securities Account, Short-Term Income Account, SmallCap Growth Account II, and SmallCap Value Account II each borrowed against the line of credit. The interest expense associated with these borrowings is included in other expenses on the statements of operations.

Rebates. Subject to best execution, the Accounts may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the account in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.

Repurchase Agreements. The Accounts may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Accounts’ policy that its custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Accounts have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Accounts could experience delays in the realization of the collateral.

Restricted Securities. Certain of the Accounts may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included with footnote designations in the schedules of investments.

55

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2008

3. Operating Policies (Continued)

Securities Lending. To earn additional income, certain of the Accounts may lend portfolio securities to approved brokerage firms. The Accounts receive collateral, generally in the form of cash, against the loaned securities. During the period of the loan, the borrower must maintain collateral in an amount not less than 100% of the market value of the loaned securities. The market value of loaned securities is determined at the close of business of the Accounts and any additional required collateral is delivered to the Accounts on the next business day. The cash collateral is usually invested in short-term securities and the Accounts could realize a loss on such investments. Further, the Accounts could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. As of December 31, 2008, the Accounts had no securities on loan.

Senior Floating Rate Interests. The Funds may invest in senior floating rate interests (bank loans). Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Senior floating rate interests pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests may be substantially less than stated maturities shown in the schedules of investments.

4. Management Agreement and Transactions with Affiliates

Management Services. The Fund has agreed to pay investment advisory and management fees to the Manager (wholly owned by Principal Financial Services, Inc.) computed at an annual percentage rate of each account’s average daily net assets. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is 0.25% of aggregate net assets up to the first $1 billion and 0.20% of aggregate net assets over $1 billion. The annual rates used in this calculation for each of the other Accounts are as follows:

		Net Assets of Accounts (in millions)

					Over
	First $100	Next $100	Next $100	Next $100	$400

Equity Income Account	0.60%	0.55%	0.50%	0.45%	0.40%
Money Market Account	0.50	0.45	0.40	0.35	0.30
Real Estate Securities Account	0.90	0.85	0.80	0.75	0.70
SmallCap Growth Account II	1.00	0.95	0.90	0.85	0.80
SmallCap Value Account I	1.10	1.05	1.00	0.95	0.90

		Net Assets of Accounts (in millions)

					Over
	First $250	Next $250	Next $250	Next $250	$1,000

Diversified International Account	0.85%	0.80%	0.75%	0.70%	0.65%
LargeCap Blend Account II	0.75	0.70	0.65	0.60	0.55

56

			NOTES TO FINANCIAL STATEMENTS
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
				December 31, 2008

4. Management Agreement and Transactions with Affiliates (Continued)

							Net Assets of Account

		Net Assets of Account						(in millions)

	First	Next	Next	Over $3			First	Next	Over
	$1 billion $1 billion $1 billion			Billion			$200	$300	$500

MidCap Stock Account	0.75%	0.70%	0.65%	0.60%	Short-Term Income Account 0.50%			0.45%	0.40%

	Net Assets of Account						Net Assets of Account

	(in millions)						(in millions)

					First	Next	Next $1 Next $1		Over $3
	First $500	Over $500			$500	$500	billion	billion	billion

LargeCap Growth
West Coast Equity Account	.625%	.50%		Account	0.68%	0.63%	0.61%	0.56%	0.51%

	Net Assets of Accounts

	First $2	Over $2
	billion	billion

Income Account	.50%	.45%
Mortgage Securities Account	.50	.45

The Manager has contractually agreed to limit the expenses (excluding interest the Accounts incur in connection with investments they make) for certain classes of shares of certain of the Accounts. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The operating expense limits are as follows:

	From January 1, 2008 through December 31, 2008
	Class 1	Class 2	Expiration

SmallCap Value Account I	1.01%	1.26%	April 30, 2010

	From January 1, 2008 through April 29, 2008
	Class 1	Class 2	Expiration

Diversified International Account	1.04%	1.29%	April 29, 2008
Equity Income Account	0.66	0.91	April 29, 2008
Income Account	0.55	0.80	April 29, 2008
LargeCap Blend Account II	0.78	1.03	April 29, 2008
LargeCap Growth Account	0.80	1.05	April 29, 2008
MidCap Stock Account	0.80	1.05	April 29, 2008
Money Market	0.72	0.97	April 29, 2008
Mortgage Securities Account	0.54	0.79	April 29, 2008
Real Estate Securities Account	0.90	1.15	April 29, 2008
SAM Balanced Portfolio	0.28	0.53	April 29, 2008
SAM Conservative Balanced Portfolio	0.35	0.60	April 29, 2008
SAM Conservative Growth Portfolio	0.29	0.54	April 29, 2008
SAM Flexible Income Portfolio	0.30	0.55	April 29, 2008
SAM Strategic Growth Portfolio	0.30	0.55	April 29, 2008
Short-Term Income Account	0.61	0.86	April 29, 2008
SmallCap Growth Account II	1.02	1.27	April 29, 2008
West Coast Equity Account	0.68	0.93	April 29, 2008

Distribution and Shareholder Servicing Fees. Class 2 shares of the Accounts bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to Class 2 shares of each of the Accounts. Distribution fees are paid to Principal Funds Distributor, Inc., the principal underwriter, a portion may be paid to other selling dealers for providing certain services. The annual rate for Class 2 shares is .25%.

57

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2008

4. Management Agreement and Transactions with Affiliates (Continued)

Affiliated Ownership. At December 31, 2008, Principal Life Insurance Company (an affiliate of the Manager) and/or one or more separate accounts sponsored by Principal Life Insurance Company owned shares of the Accounts as follows (amounts in thousands):

	Class 1		Class 1

Diversified International Account	23,405	SAM Conservative Balanced Portfolio	6,485
Equity Income Account	12,806	SAM Conservative Growth Portfolio	2,311
LargeCap Blend Account II	30,115	SAM Flexible Income Portfolio	6,358
LargeCap Growth Account	6,665	SAM Strategic Growth Portfolio	1,727
Money Market Account	430,113	Short-Term Income Account	115
Mortgage Securities	25	SmallCap Growth II Account	5,658
Real Estate Securities Account	10,288	SmallCap Value I Account	10,230
SAM Balanced Portfolio	19,435	West Coast Equity Account	138

Affiliated Brokerage Commissions. The Accounts did not pay brokerage commissions to any member of the Principal Financial Group during the year ended December 31, 2008. Brokerage commissions were paid to affiliates of sub-advisors as follows (in thousands):

Year Ended
December 31, 2008

SmallCap Growth Account II	$3
SmallCap Value Account I	5

5. Investment Transactions

For the year ended December 31, 2008, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments) by the Accounts were as follows (amounts shown in thousands):

	Purchases	Sales		Purchases	Sales

Diversified International Account	$ 443,089	$ 481,113	SAM Conservative Balanced Portfolio	$ 74,771	$ 38,511
Equity Income Account	387,114	441,811	SAM Conservative Growth Portfolio	65,096	146,389
Income Account	14,518	52,702	SAM Flexible Income Portfolio	73,399	87,288
LargeCap Blend Account II	139,868	153,868	SAM Strategic Growth Portfolio	45,802	107,230
LargeCap Growth Account	242,794	323,797	Short-Term Income Account	21,427	44,373
MidCap Stock Account	27,518	34,911	SmallCap Growth II Account	69,109	71,180
Mortgage Securities Account	14,295	93,640	SmallCap Value I Account	81,578	86,312
Real Estate Securities Account	82,089	86,006	West Coast Equity Account	15,289	46,964
SAM Balanced Portfolio	254,685	227,790

For the year ended December 31, 2008, the cost of U.S. government securities purchased and proceeds from U.S. government securities sold (not including short-term investments) by the Accounts were as follows (amounts shown in thousands):

	Purchases	Sales

Income Account	$6,535	$10,212
Mortgage Securities Account	3,537	1,331
Short-Term Income Account	2,130	9,671

The Accounts may trade portfolio securities on a “to-be-announced” (“TBA”) or when-issued basis. In a TBA or when-issued transaction, the account commits to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA or when-issued basis are not settled until they are delivered to the account, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. The value of the securities purchased on a TBA or when-issued basis are identified as such in each account’s schedule of investments.

58

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2008

5. Investment Transactions (Continued)

Certain of the Accounts have entered into mortgage-dollar-roll transactions, in which the Account sells mortgage-backed securities and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in additional securities. The Account forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The Accounts treat mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the Accounts' portfolio turnover ratio. Amounts to be received or paid in connection with open mortgage-dollar-rolls are included in Investment securities sold and Investment securities purchased on the statements of assets and liabilities.

Certain of the Accounts experienced an in-kind-redemption during the year ended December 31, 2008. The in-kind redemption resulted in realized gains (losses) of $3,191,000, ($2,769,000), $309,000, $4,401,000, ($470,000), $231,000, $878,000, $174,000, ($87,000), $50,000, $1,408,000, for Diversified International Account, Equity Income Account, Income Account, LargeCap Growth Account, MidCap Stock Account, Mortgage Securities Account, Real Estate Securities Account, Short-term Income Account, SmallCap Growth Account II, SmallCap Value Account I and West Coast Equity Account, respectively. These realized gains (losses) are included in net realized gain (loss) from investment transactions on the statement of operations.

6. Federal Tax Information

Distributions to Shareholders. The federal income tax character of distributions paid for the years ended December 31, 2008 and December 31, 2007 were as follows (amounts in thousands):

	Ordinary Income		Long-Term Capital Gain*		Section 1250 Gains

	2008	2007	2008	2007	2008	2007

Diversified International Account	$ 32,412	$ 25,313	$ 76,228	$33,892	$ —	$ —
Equity Income Account	20,200	8,643	25,508	23,943	—	—
Income Account	11,335	12,390	208	—	—	—
LargeCap Blend Account II	15,975	5,332	84,558	5,571	—	—
LargeCap Growth Account	1,456	773	—	—	—	—
MidCap Stock Account	1,477	1,238	14,996	5,936	—	—
Money Market Account	8,668	11,089	—	—	—	—
Mortgage Securities Account	12,314	13,584	—	—	—	—
Real Estate Securities Account	5,194	2,670	58,377	29,071	330	806
SAM Balanced Portfolio	22,940	17,471	71,003	—	—	—
SAM Conservative Balanced Portfolio	3,089	2,537	5,139	812	—	—
SAM Conservative Growth Portfolio	9,785	6,435	26,791	—	—	—
SAM Flexible Income Portfolio	8,007	8,332	10,759	2,481	—	—
SAM Strategic Growth Portfolio	4,616	2,492	20,889	—	—	—
Short-Term Income Account	2,053	2,132	—	—	—	—
SmallCap Value Account I	5,981	3,046	12,511	12,541	—	—
West Coast Equity Account	1,572	1,190	10,314	4,881	—	—

*The accounts designate these distributions as long-term capital gain dividends per IRC code Sec. 852(b)(3)(C).

The acquisitions of VT Equity Income Fund, VT Income Fund, VT Mid Cap Stock Fund, VT U.S. Government Securities Fund, VT Balanced Portfolio, VT Flexible Income Portfolio, VT Conservative Balanced Portfolio, VT Conservative Growth Portfolio, VT Strategic Growth Portfolio, VT Short Term Income Fund, and VT West Coast Equity Fund, by corresponding series of Principal Variable Contracts Fund, Inc. constitute reorganizations under Internal Revenue Code Section 368(a)(1)(F). Distributions shown for 2007 include the respective Acquired Fund distributions prior to the reorganizations.

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

59

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2008

6. Federal Tax Information (Continued)

Distributable Earnings. As of December 31, 2008, the components of distributable earnings on a federal income tax basis were as follows (amounts in thousands):

	Undistributed	Undistributed
	Ordinary Income	Long-Term Capital Gains

Diversified International Account	$ 9,461	$ —
Equity Income Account	12,432	—
Income Account	9,496	152
LargeCap Blend Account II	2,917	—
LargeCap Growth Account	1,429	—
MidCap Stock Account	750	382
Mortgage Securities Account	9,227	—
Real Estate Securities Account	2,816	—
SAM Balanced Portfolio	23,440	18,466
SAM Conservative Balanced Portfolio	3,872	1,462
SAM Conservative Growth Portfolio	8,877	10,464
SAM Flexible Income Portfolio	6,491	1,124
SAM Strategic Growth Portfolio	3,687	1,483
Short-Term Income Account	2,568	—
SmallCap Value Account I	1,587	—
West Coast Equity Account	797	—
As of December 31, 2008, Money Market Account and SmallCap Growth Account II had no distributable earnings on a federal income tax basis.

Capital Loss Carryforwards. For federal income tax purposes, capital loss carryforwards are losses that can be used to offset future capital gains of an account. At December 31, 2008, the following Accounts had approximate net capital loss carryforwards as follows (amounts in thousands):

				Net Capital Loss Carryforward Expiring In:

									Annual
	2009	2010	2011	2012	2013	2014	2015	2016	Limitations*

Diversified International Account	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$57,701	$ —
Equity Income Account	—	—	—	—	—	—	—	44,839	—
LargeCap Blend Account II	—	—	—	—	—	—	—	18,629	—
LargeCap Growth Account	9,548	18,104	12,160	—	1,468	—	—	14,946	12,160
Money Market Account	—	—	—	—	—	—	—	298	—
Mortgage Securities Account	—	—	1,673	1,119	782	1,308	436	608	—
Real Estate Securities Account	—	—	—	—	—	—	—	15,912	—
Short-Term Income Account	35	—	112	85	—	42	43	617	—
SmallCap Growth Account II	—	20,647	—	7,505	—	—	—	9,404	1,977
SmallCap Value Account I	—	—	—	—	—	—	—	11,782	—
West Coast Equity Account	—	—	—	—	—	—	—	47	—

* In accordance with Sections 381-384 of the Internal Revenue Code, a portion of certain Account’s losses have been subjected to an annual limitation.

60

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2008

6. Federal Tax Information (Continued)

Post-October Losses. Post-October losses are certain capital and foreign currency losses which occur during the portion of a regulated investment company’s taxable year subsequent to October 31. These losses must be deferred until the next taxable year. At December 31, 2008, the Accounts had approximate post-October losses as follows (amounts in thousands):

Diversified International Account	$ 34,499
Equity Income Account	16,980
LargeCap Blend Account II	8,303
LargeCap Growth Account	11,306
MidCap Stock Account	1,687
Mortgage Securities Account	20
Real Estate Securities Account	12,451
SAM Balanced Portfolio	201
SAM Conservative Balanced Portfolio	3
SAM Conservative Growth Portfolio	30
SAM Flexible Income Portfolio	29
SAM Strategic Growth Portfolio	367
Short-Term Income Account	180
SmallCap Growth Account II	5,544
SmallCap Value Account I	6,845
West Coast Equity Account	687

61

Schedule of Investments
Diversified International Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (97.54%)			COMMON STOCKS (continued)
Advertising Sales (0.06%)			Auto/Truck Parts & Equipment - Original
Teleperformance	5,898 $	165	(continued)
			Landi Renzo SpA	15,476 $	73

Advertising Services (0.03%)					402

Aegis Group PLC	72,393	79	Auto/Truck Parts & Equipment - Replacement (0.03%)
			Weichai Power Co Ltd	52,800	100
Aerospace & Defense (0.86%)
BAE Systems PLC	249,925	1,360	Beverages - Non-Alcoholic (0.10%)
Finmeccanica SpA	63,692	987	Fomento Economico Mexicano SAB de CV	93,725	280
VT Group PLC	18,333	148

		2,495	Beverages - Wine & Spirits (0.03%)

Aerospace & Defense Equipment (0.43%)			Central European Distribution Corp (a)	4,750	94
Cobham PLC	388,478	1,161	Bicycle Manufacturing (0.34%)
Zodiac SA	1,850	68	Shimano Inc	24,700	972

		1,229

Agricultural Chemicals (0.89%)			Brewery (0.57%)
Agruim Inc (a)	30,500	1,024	Anheuser-Busch InBev NV	58,589	1,361
Syngenta AG	7,936	1,542	Cia de Bebidas das Americas ADR	2,269	100

		2,566	Hite Brewery Co Ltd (a)	1,462	194

					1,655

Agricultural Operations (0.03%)
Hokuto Corp	2,600	74	Building - Heavy Construction (0.63%)
			ACS Actividades de Construccion y
Airlines (0.20%)			Servicios SA	39,503	1,834
British Airways PLC	191,638	507
easyJet PLC (a)	15,620	64	Building - Maintenance & Service (0.34%)

			Aeon Delight Co Ltd	4,800	139
		571

			Babcock International Group	124,118	856

Apparel Manufacturers (0.03%)					995

Benetton Group SpA	9,081	79
			Building - Residential & Commercial (0.04%)
Appliances (0.03%)			Desarrolladora Homex SAB de CV ADR (a)	3,563	81
SEB SA	3,003	90	Persimmon PLC	13,304	45

					126

Applications Software (0.23%)			Building & Construction - Miscellaneous (0.97%)
Check Point Software Technologies Ltd (a)	13,517	257	Balfour Beatty PLC	166,753	807
Infosys Technologies Ltd ADR	14,271	350	Bouygues SA	23,323	989
NSD CO LTD	5,800	46	Hochtief AG	17,472	867

		653	Koninklijke Boskalis Westminster NV	3,070	72

Athletic Footwear (0.03%)			Maeda Corp	15,000	61

Puma AG Rudolf Dassler Sport	452	88			2,796

Audio & Video Products (0.02%)			Building & Construction Products -
			Miscellaneous (0.04%)
Foster Electric Co Ltd	7,689	60	Bauer AG	2,552	106

Auto - Car & Light Trucks (1.56%)			Building Products - Cement & Aggregate (0.06%)
Daihatsu Motor Co Ltd	74,000	654	Adelaide Brighton Ltd	56,662	84
Honda Motor Co Ltd	92,700	1,974	Cemex SAB de CV (a)	111,609	101

Toyota Motor Corp	56,433	1,866			185

		4,494

			Building Products - Doors & Windows (0.34%)
Auto/Truck Parts & Equipment - Original (0.14%)			Nippon Sheet Glass Co Ltd	295,000	977
Hyundai Mobis (a)	6,438	329

See accompanying notes		62

Schedule of Investments
Diversified International Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Cable TV (0.25%)			Commercial Banks (continued)
SKY Perfect JSAT Holdings Inc	1,458 $	713	Industrial and Commercial Bank of China Ltd	807,000 $	428
			Intesa Sanpaolo SpA	556,149	2,020
Cellular Telecommunications (2.17%)			Komercni Banka AS	2,124	346
Advanced Info Service PCL (a)(b)	121,200	274	Laurentian Bank of Canada	2,500	70
America Movil SAB de CV ADR	18,740	581	Nordea Bank AB	211,800	1,510
China Mobile Ltd	81,785	830	Oversea-Chinese Banking Corp Ltd	353,000	1,227
China Unicom Hong Kong Ltd	116,970	142	Royal Bank of Canada (a)	56,000	1,638
Mobile Telesystems OJSC ADR	6,393	171	Sberank RF GDR (a)(b)	1,011	144
MTN Group Ltd	35,459	418	Seven Bank Ltd	262	1,001
NTT DoCoMo Inc	1,152	2,267	Siam Commercial Bank Public (a)(b)	80,900	114
Taiwan Mobile Co Ltd	49,000	73	Standard Bank Group Ltd	21,301	192
Vodafone Group PLC	740,066	1,515	State Bank of India Ltd	3,780	208

		6,271	Suruga Bank Ltd	73,000	725

Chemicals - Diversified (0.33%)			Svenska Handelsbanken AB	54,770	906
Nippon Soda Co Ltd	17,000	68	Torinto Dominion Bank (a)	39,700	1,397
Nufarm Ltd	92,428	682	Turkiye Is Bankasi	73,244	200
Tessenderlo Chemie NV	2,303	70	Turkiye Vakiflar Bankasi Tao	121,516	94
Tokuyama Corp	7,000	59	Unibanco - Uniao de Bancos Brasileiros SA
Wacker Chemie AG	672	70	ADR	2,777	179

		949	UniCredito Italiano SpA	126,074	321

			United Overseas Bank Ltd	195,000	1,762

Chemicals - Other (0.03%)					26,295

Nippon Carbon Co Ltd	31,271	95
			Commercial Services (0.18%)
Chemicals - Specialty (0.30%)			Aggreko PLC	79,489	519
Lintec Corp	6,510	91
SGL Carbon AG (a)	23,678	785	Computer Data Security (0.25%)

		876	Gemalto NV (a)	29,260	736

Coal (0.13%)			Computer Services (0.02%)
Banpu Public Co Ltd (a)(b)	20,300	137	Alten Ltd (a)	2,675	57
China Shenhua Energy Co Ltd	60,500	130
Felix Resources Ltd	6,305	39	Computers (0.13%)
Tambang Batubara Bukit Asam Tbk PT	90,500	58	Acer Inc	101,195	132

		364	HTC Corp	15,000	151

			Quanta Computer Inc	78,000	83

Commercial Banks (9.11%)
					366

ABSA Group Ltd	9,724	114
Alpha Bank AE	82,191	769	Computers - Integrated Systems (0.02%)
Axis Bank Ltd	17,489	181	Ingenico	3,602	56
Banco Bilbao Vizcaya Argentaria SA	175,113	2,170
Banco do Brasil SA	43,457	274	Computers - Peripheral Equipment (0.02%)
Banco Santander SA	359,138	3,470	Ferrotec Corp	5,000	63
Bangkok Bank Public Co (a)(b)	63,900	129	Consulting Services (0.04%)
Bank Mandiri Persero Tbk PT	515,000	98	Bureau Veritas SA	2,763	111
Bank of China Ltd	469,000	129
Bank of Kyoto Ltd/The	128,000	1,435	Cosmetics & Toiletries (0.02%)
Bank Rakyat Indonesia	586,000	249	Oriflame Cosmetics SA	2,292	67
China Construction Bank Corp	1,011,000	563
DnB NOR ASA	306,600	1,217	Distribution & Wholesale (0.03%)
Hang Seng Bank Ltd	76,900	1,015	Hanwa Co Ltd	29,000	92

See accompanying notes

63

Schedule of Investments
Diversified International Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Diversified Banking Institutions (3.25%)			Electric - Generation (continued)
Barclays PLC	248,006 $	564	TGK-11 OAO (a)(c)	1,600 $	-

HSBC Holdings PLC	451,140	4,415			381

Mitsubishi UFJ Financial Group Inc	233,900	1,470	Electric - Integrated (2.57%)
Societe Generale	33,658	1,708	Atco Ltd	4,400	135
UBS AG	83,880	1,220	Cia Paranaense de Energia	20,587	212

		9,377	E.ON AG	81,160	3,161

Diversified Financial Services (0.37%)			Fortum Oyj	53,641	1,166
Chinatrust Financial Holding Co Ltd	528,000	226	Public Power Corp SA	44,445	714
Fubon Financial Holding Co Ltd	550,000	404	RWE AG	21,347	1,879
Hitachi Capital Corp	9,685	121	Tenaga Nasional BHD	76,400	139
International Personal Finance	38,087	77	Territorial Generating Co No 1 (a)	1,600	-
KB Financial Group Inc (a)	4,369	117	TGK-10 OAO (a)	1,600	2
SinoPac Financial Holdings Co Ltd	579,000	128	TGK-14 (a)	1,600	-

		1,073	TGK-2 (a)	1,600	-

Diversified Manufacturing Operations (0.36%)					7,408

Smiths Group PLC	75,210	966	Electric - Transmission (0.34%)
Ten Cate NV	3,630	82	Federal Grid Co Unified Energy System JSC	1,600	-

		1,048	(a)(c)

			Terna Rete Elettrica Nazionale SpA	300,032	990

Diversified Minerals (2.05%)					990

Anglo American PLC	79,728	1,861
Anglo American PLC	6,102	140	Electric Products - Miscellaneous (0.49%)
BHP Billiton Ltd	120,135	2,552	LG Electronics Inc	2,306	140
BHP Billiton PLC	62,374	1,210	Mitsubishi Electric Corp	176,000	1,103
Iluka Resources Ltd	22,830	74	Vossloh AG	1,478	164

Mitsui Mining Co Ltd	47,500	71			1,407

		5,908	Electronic Components - Miscellaneous (0.18%)

Diversified Operations (2.17%)			Chemring Group PLC	4,296	121
GEA Group AG	51,196	877	Hon Hai Precision Industry Co Ltd	84,453	167
Groupe Bruxelles Lambert SA	18,110	1,451	Hosiden Corp	6,700	106
Hutchison Whampoa Ltd	248,000	1,252	Nissha Printing Co Ltd	2,700	107
Inmarsat PLC	107,819	741	Samsung SDI Co Ltd	668	30

KOC Holding AS (a)	89,506	152			531

LG Corp	7,123	247	Electronic Components - Semiconductors (0.25%)
Mitie Group	37,893	113	MediaTek Inc	38,000	257
Noble Group Ltd	1,115,200	799	Samsung Electronics Co Ltd	1,262	460

Shanghai Industrial Holdings Ltd	78,000	180			717

Wharf Holdings Ltd	166,356	460

			E-Marketing & Information (0.03%)

		6,272	CyberAgent Inc	139	86

E-Commerce - Services (0.55%)
Rakuten Inc (a)	2,496	1,589	Energy (0.04%)
			Centennial Coal Company Ltd	47,608	112
Electric - Generation (0.13%)
CEZ	5,427	231	Engineering - Research & Development Services (0.08%)
Huaneng Power International Inc	206,000	150	Imtech NV	4,914	83
Inter Rao Ues OAO (a)(c)	1,600	-	Toyo Engineering Corp	29,000	90
OGK-3 OJSC	1,600	-	WSP Group PLC	15,540	46

					219

See accompanying notes

64

Schedule of Investments
Diversified International Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Enterprise Software & Services (0.46%)			Food - Retail (1.37%)
Autonomy Corp PLC (a)	70,852 $	986	Cia Brasileira de Distribuicao Grupo Pao de
Aveva Group PLC	5,399	45	Acucar ADR	5,225 $	144
Hitachi Software Engineering Co Ltd	6,700	104	Colruyt SA	4,973	1,068
Open Text Corp (a)	2,900	87	Jeronimo Martins SGPS SA	159,296	885
Temenos Group AG (a)	8,459	114	Koninklijke Ahold NV	146,369	1,804

		1,336	X 5 Retail Group NV (a)	7,365	64

					3,965

Entertainment Software (0.81%)
Konami Corp	39,500	1,024	Forestry (0.17%)
Square Enix Co Ltd	21,500	694	Sino-Forest Corp (a)	62,400	499
UBISOFT Entertainment (a)	32,056	629

		2,347	Gas - Distribution (1.02%)

			GDF Suez	55,193	2,740
Feminine Health Care Products (0.09%)			Korea Gas Corp (a)	4,153	192

Hengan International Group Co Ltd	83,000	268			2,932

Finance - Consumer Loans (0.40%)			Gold Mining (1.60%)
Promise Co Ltd	43,250	1,097	Barrick Gold Corp. (a)	84,600	3,064
Provident Financial Plc	4,474	56	Harmony Gold Mining Co Ltd (a)	8,457	91

		1,153	Newcrest Mining Ltd	53,529	1,274

			Randgold Resources Ltd	2,005	87
Finance - Credit Card (0.37%)			Red Back Mining Inc (a)	14,765	103

Aeon Credit Service Co Ltd	60,300	636			4,619

Orient Corp	63,500	70
Redecard SA	23,130	255	Import & Export (1.82%)
Samsung Card Co	3,340	99	ITOCHU Corp	230,000	1,160

		1,060	Marubeni Corp	271,000	1,038

			Mitsubishi Corp	105,200	1,490
Finance - Investment Banker & Broker (0.30%)			Sumitomo Corp	176,200	1,563

Mediobanca SpA	81,240	836
					5,251

Van der Moolen Holding NV (a)	9,244	28

		864	Industrial Gases (0.42%)

			Air Water Inc	13,000	116
Finance - Other Services (0.33%)			Linde AG	13,192	1,112

Grupo Financiero Banorte SAB de CV	64,800	117			1,228

IG Group Holdings PLC	196,132	736
Japan Securities Finance Co Ltd	20,400	100	Instruments - Controls (0.02%)

		953	Rotork PLC	5,263	61

Fisheries (0.23%)			Internet Application Software (0.10%)
Toyo Suisan Kaisha Ltd	23,000	663	Tencent Holdings Ltd	43,156	280

Food - Catering (0.50%)			Internet Content - Information & News (0.06%)
Compass Group PLC	287,324	1,433	Kakaku.com Inc	46	179

Food - Miscellaneous/Diversified (3.12%)			Investment Companies (0.60%)
Fuji Oil Co Ltd	9,300	132	Eurazeo	1,489	70
Maruha Nichiro Holdings Inc	49,000	83	Investor AB	102,883	1,569
Nestle SA	155,082	6,141	Pargesa Holding SA	1,413	95

Nisshin Oillio Group Ltd/The	15,000	87			1,734

Nutreco Holding NV	3,478	114
Tiger Brands Ltd	8,523	132	Leisure & Recreation Products (0.04%)
			Fields Corp	76	124
Unilever PLC	101,531	2,332

		9,021

See accompanying notes

65

Schedule of Investments
Diversified International Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Life & Health Insurance (1.09%)			Metal - Copper (0.06%)
China Life Insurance Co Ltd	145,000 $	446	Antofagasta PLC	28,887 $	181
Power Corp Of Canada	58,700	1,066
Sanlam Ltd	138,998	255	Metal Processors & Fabrication (0.08%)
T&D Holdings Inc	32,300	1,367	Jiangxi Copper Co Ltd	196,000	145

		3,134	Norddeutsche Affinerie AG	1,902	75

					220

Machinery - Electrical (0.03%)
Konecranes Oyj	5,076	88	Miscellaneous Manufacturers (0.02%)
			Faiveley SA	1,043	70
Machinery - Farm (0.04%)
Iseki & Co Ltd	36,000	112	Mortgage Banks (0.03%)
			Home Capital Group Inc	6,300	101
Machinery - General Industry (0.06%)
Bucher Industries AG	1,073	109	Multi-Line Insurance (2.27%)
STX Engine Co Ltd (a)	4,760	62	ACE Ltd	16,102	852

		171	Baloise Holding AG	21,597	1,631

			Ping An Insurance Group Co of China Ltd	18,169	89
Machinery Tools & Related Products (0.02%)			Sampo Oyj	92,188	1,745
Meyer Burger Technology AG (a)	439	51	Zurich Financial Services AG	10,234	2,236

Medical - Biomedical/Gene (0.39%)					6,553

CSL Ltd/Australia	47,747	1,126	Multimedia (1.10%)
			Informa PLC	19,988	71
Medical - Drugs (9.29%)			Vivendi	95,725	3,120

Actelion Ltd (a)	20,811	1,177			3,191

Astellas Pharma Inc	34,600	1,416
AstraZeneca PLC	73,034	2,988	Non-Ferrous Metals (0.03%)
China Pharmaceutical Group Ltd	482,000	170	Korea Zinc Co Ltd (a)	1,284	77
Cipla Ltd/India	44,880	173	Office Automation & Equipment (0.23%)
GlaxoSmithKline PLC	148,484	2,761	Neopost SA	7,290	662
Grifols SA	52,461	919
Hisamitsu Pharmaceutical Co Inc	20,800	850	Oil - Field Services (0.41%)
Mitsubishi Tanabe Pharma Corp	91,000	1,374	Fugro NV	17,714	509
Nichi-iko Pharmaceutical Co Ltd	3,200	99	John Wood Group PLC	220,734	602
Novartis AG	94,220	4,719	Petrofac Ltd	14,519	73

Novo Nordisk A/S	36,750	1,896			1,184

Roche Holding AG	29,596	4,582	Oil & Gas Drilling (0.35%)
Sanofi-Aventis SA	6,136	393	Precision Drilling Trust (a)	51,100	417
Shire PLC	73,521	1,083	Seadrill Ltd	73,443	598

Takeda Pharmaceutical Co Ltd	42,500	2,215			1,015

		26,815

			Oil Company - Exploration & Production (1.61%)
Medical - Generic Drugs (0.26%)			Birchcliff Energy Ltd (a)	8,500	35
Teva Pharmaceutical Industries Ltd ADR	17,652	751	Canadian Oil Sands Trust	25,400	434
Medical - Nursing Homes (0.04%)			CNOOC Ltd	516,000	491
Orpea (a)	3,248	118	Crescent Point Energy Trust (a)	5,915	115
			EnCana Corp (a)	35,258	1,627
Medical Products (0.10%)			JKX Oil & Gas PLC	14,497	39
Hogy Medical Co Ltd	2,000	137	Oao Gazprom (a)(b)(d)	3,832	136
SSL International PLC	22,970	165	Oao Gazprom (a)	38,944	555

		302	Origin Energy Ltd	93,609	1,056

See accompanying notes

66

Schedule of Investments
Diversified International Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Oil Company - Exploration & Production			Property & Casualty Insurance (continued)
(continued)			Mitsui Sumitomo Insurance Group Holdings
PTT Exploration & Production Public			Inc	56,900 $	1,809
Company Ltd (a)(b)	19,200 $	59	QBE Insurance Group Ltd	73,117	1,321
TriStar Oil and Gas Ltd (a)	12,000	111	RSA Insurance Group PLC	704,370	1,404

		4,658	Tokio Marine Holdings Inc	64,700	1,917

Oil Company - Integrated (6.45%)					8,975

BG Group PLC	215,599	2,984	Publishing - Books (0.42%)
BP PLC	518,855	4,005	Reed Elsevier NV	102,431	1,218
China Petroleum & Chemical Corp	520,000	320
ENI SpA	111,001	2,671	Real Estate Management & Services (0.59%)
LUKOIL ADR	10,764	356	Deutsche Euroshop AG	3,610	125
PetroChina Co Ltd	557,199	495	Mitsubishi Estate Co Ltd	90,000	1,487
Petroleo Brasileiro SA ADR	29,227	716	PSP Swiss Property AG (a)	1,765	88

Royal Dutch Shell PLC - A shares	100,417	2,638			1,700

Royal Dutch Shell PLC - B shares	54,479	1,381
			Real Estate Operator & Developer (1.36%)
Sasol Ltd	15,069	458	Brookfield Asset Management Inc (a)	79,804	1,199
Total SA	47,315	2,602

			Cheung Kong Holdings Ltd	120,000	1,145
		18,626	Cyrela Brazil Realty SA	17,800	70

Oil Field Machinery & Equipment (0.02%)			Mitsui Fudosan Co Ltd	90,000	1,501

Wellstream Holdings PLC	10,361	53			3,915

Oil Refining & Marketing (0.11%)			Reinsurance (0.17%)
Reliance Industries Ltd (d)	3,044	157	Muenchener Rueckversicherungs AG	3,165	482
Tupras-Turkiye Petrol Rafinerileri AS	16,242	172

			REITS - Diversified (0.13%)
		329	Eurocommercial Properties NV	3,211	108

Paper & Related Products (0.04%)			Gecina SA	1,025	71
Mitsubishi Paper Mills Ltd	27,000	64	Suntec Real Estate Investment Trust	139,238	69
Norske Skogindustrier ASA	21,610	43	Wereldhave NV	1,478	131

		107			379

Petrochemicals (0.01%)			REITS - Office Property (0.05%)
PTT Chemical PLC (a)(b)	32,200	30	DA Office Investment Corp	27	59
			Orix JREIT Inc	19	90

Pipelines (0.42%)					149

TransCanada Corp (a)	45,200	1,215
			REITS - Shopping Centers (0.06%)
Platinum (0.02%)			Vastned Retail NV	3,343	168
Impala Platinum Holdings Ltd	4,646	69
			Retail - Apparel & Shoe (0.77%)
Power Converter & Supply Equipment (0.02%)			Fast Retailing Co Ltd	15,164	2,225
Chloride Group PLC	22,098	46
			Retail - Automobile (0.05%)
Property & Casualty Insurance (3.11%)			PT Astra International Tbk	136,000	134
Amlin PLC	125,481	652
Beazley Group PLC	72,037	143	Retail - Bookstore (0.03%)
Catlin Group Ltd	11,524	73	WH Smith PLC	17,014	89
Dongbu Insurance Co Ltd	14,630	174
			Retail - Building Products (0.05%)
Fairfax Financial Holdings Ltd (a)	4,200	1,327	Kohnan Shoji Co Ltd	10,300	138
Hiscox Ltd	17,712	88
Lancashire Holdings Ltd	10,913	67

See accompanying notes

67

Schedule of Investments
Diversified International Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Retail - Computer Equipment (0.20%)			Soap & Cleaning Products (0.62%)
Game Group PLC	319,925 $	593	Hindustan Unilever Ltd	21,849 $	113
			Reckitt Benckiser Group PLC	45,020	1,687

Retail - Consumer Electronics (0.05%)					1,800

JB Hi-Fi Ltd	13,858	94
K's Holdings Corp	3,800	64	Steel - Producers (0.50%)

		158	Angang Steel Co Ltd	78,000	88

			ArcelorMittal	27,168	655
Retail - Convenience Store (1.42%)			Dongkuk Steel Mill Co Ltd	5,960	132
Alimentation Couche Tard Inc	42,200	494	Evraz Group SA (b)	8,307	72
Circle K Sunkus Co Ltd	5,700	103	Godo Steel Ltd	27,000	76
FamilyMart Co Ltd	41,300	1,793	POSCO ADR	5,782	435

Lawson Inc	29,700	1,713			1,458

		4,103

			Steel - Specialty (0.21%)
Retail - Major Department Store (0.04%)			Hitachi Metals Ltd	128,000	595
David Jones Ltd	47,984	107
			Telecommunication Services (0.89%)
Retail - Miscellaneous/Diversified (0.56%)			Bharti Airtel Ltd (a)	15,975	236
Massmart Holdings Ltd	13,102	120	Cable & Wireless PLC	561,198	1,269
Seven & I Holdings Co Ltd	43,600	1,499	Chunghwa Telecom Co Ltd	219,990	354

		1,619	Digi.Com BHD	35,200	222

Retail - Pubs (0.01%)			Telefonica O2 Czech Republic AS	9,265	213
Enterprise Inns Plc	41,373	33	Telekomunikacja Polska SA	30,028	195
			Telenet Group Holding NV (a)	4,758	82

Rubber - Tires (0.02%)					2,571

Yokohama Rubber Co Ltd/The	12,000	60
			Telephone - Integrated (6.42%)
Rubber & Plastic Products (0.09%)			Bezeq Israeli Telecommunication Corp Ltd	130,430	214
Ansell Ltd	19,095	167	Deutsche Telekom AG	139,897	2,087
Kureha Corp	20,000	100	France Telecom SA	84,011	2,342

		267	KDDI Corp	211	1,507

			Koninklijke (Royal) KPN NV	167,737	2,439
Rubber & Vinyl (0.04%)			KT Corp	9,200	274
TSRC Corp	149,000	112
			Nippon Telegraph & Telephone Corp (b)	508	2,623
Satellite Telecommunications (0.28%)			Softbank Corp	94,600	1,718
Eutelsat Communications	34,764	821	Tele Norte Leste Participacoes SA ADR	14,867	207
			Telefonica SA	155,701	3,514
Schools (0.37%)			Telstra Corp Ltd	600,051	1,606

Benesse Corp	24,400	1,068			18,531

Security Services (0.41%)			Television (0.02%)
G4S PLC	355,879	1,060	Modern Times Group AB	3,100	68
Prosegur Cia de Seguridad SA	3,817	127	Tobacco (2.26%)

		1,187	British American Tobacco PLC	84,249	2,198

Semiconductor Component - Integrated Circuits (0.17%)			Imperial Tobacco Group PLC	72,223	1,929
Taiwan Semiconductor Manufacturing Co Ltd	357,205	487	Japan Tobacco Inc	617	2,043
			KT&G Corp	5,419	343

Shipbuilding (0.07%)					6,513

Hanjin Heavy Industries & Construction Co
Ltd (a)	9,060	213	Toys (1.06%)
			Nintendo Co Ltd	8,000	3,057

See accompanying notes

68

Schedule of Investments
Diversified International Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			PREFERRED STOCKS (continued)
Transport - Marine (0.33%)			Electric - Integrated (0.10%)
China COSCO Holdings Co Ltd	155,500 $	110	Cia Energetica de Minas Gerais	20,767 $	283
Euronav NV	2,644	36
Inui Steamship Co Ltd	11,300	86	Investment Companies (0.00%)
Mitsui OSK Lines Ltd	108,000	667	Lereko Mobility Pty Ltd	1,113	4
Pacific Basin Shipping Ltd	143,000	66

			Steel - Producers (0.13%)
		965

			Gerdau SA	23,831	154
Transport - Rail (0.84%)			Usinas Siderurgicas de Minas Gerais SA	20,472	233

East Japan Railway Co (b)	209	1,588			387

MTR Corp	354,500	826

		2,414	TOTAL PREFERRED STOCKS	$ 1,842

				Principal
Transport - Services (0.74%)
				Amount	Value
Firstgroup Plc	111,301	704		(000's)	(000's)

Koninklijke Vopak NV	2,858	109
			SHORT TERM INVESTMENTS (1.64%)
Viterra Inc (a)	170,531	1,312	Commercial Paper (1.64%)

		2,125	Investment in Joint Trade Account; HSBC

Transport - Truck (0.04%)			Funding
Hitachi Transport System Ltd	7,900	119	0.05%, 1/ 2/2009	$ 2,370 $	2,370
			Investment in Joint Trading Account;
Travel Services (0.02%)			Prudential Funding
			0.05%, 1/ 2/2009	2,369	2,369

Thomas Cook Group PLC	20,829	53
					4,739

Venture Capital (0.15%)			TOTAL SHORT TERM INVESTMENTS	$ 4,739

3i Group PLC	109,848	430	Total Investments	$ 288,249
Water (0.04%)			Other Assets in Excess of Liabilities, Net - 0.18%		510

Northumbrian Water Group PLC	30,755	105	TOTAL NET ASSETS - 100.00%	$ 288,759

Water Treatment Systems (0.35%)
Kurita Water Industries Ltd	37,000	1,000	(a) Non-Income Producing Security
			(b)	Market value is determined in accordance with procedures established in
Web Portals (0.18%)			good faith by the Board of Directors. At the end of the period, the value
			of these securities totaled $5,306 or 1.84% of net assets.
Iliad SA	755	65	(c) Security is Illiquid
LG Dacom Corp	8,510	137	(d)	Security exempt from registration under Rule 144A of the Securities Act
Netease.com ADR (a)	4,824	107	of 1933. These securities may be resold in transactions exempt from
NHN Corp (a)	786	83	registration, normally to qualified institutional buyers. Unless otherwise
So-net Entertainment Corp	53	134	indicated, these securities are not considered illiquid. At the end of the

			period, the value of these securities totaled $293 or 0.10% of net assets.
		526

TOTAL COMMON STOCKS	$ 281,668		Unrealized Appreciation (Depreciation)

			The net federal income tax unrealized appreciation (depreciation) and federal tax cost
PREFERRED STOCKS (0.64%)			of investments held by the account as of the period end were as follows:
Commercial Banks (0.12%)
Banco Itau Holding Financeira SA	30,067	336	Unrealized Appreciation	$ 12,605
			Unrealized Depreciation		(104,654)

Diversified Minerals (0.22%)			Net Unrealized Appreciation (Depreciation)		(92,049)
Cia Vale do Rio Doce	60,956	624	Cost for federal income tax purposes		380,298
			All dollar amounts are shown in thousands (000's)
Electric - Distribution (0.07%)
Eletropaulo Metropolitana Eletricidade de
Sao Paulo SA	18,978	208

See accompanying notes

69

Schedule of Investments
Diversified International Account
December 31, 2008
Portfolio Summary (unaudited)

Country	Percent

Japan	23.21%
United Kingdom	17.44%
Switzerland	8.50%
France	6.12%
Canada	6.05%
Spain	4.17%
Germany	4.11%
Netherlands	3.77%
Australia	3.57%
Italy	2.76%
Hong Kong	2.65%
United States	1.67%
Belgium	1.41%
Sweden	1.40%
Brazil	1.38%
Korea, Republic Of	1.29%
China	1.24%
Singapore	1.06%
Finland	1.04%
Taiwan, Province Of China	0.89%
Denmark	0.66%
South Africa	0.64%
Greece	0.51%
Russian Federation	0.49%
India	0.49%
Norway	0.44%
Israel	0.42%
Mexico	0.40%
Portugal	0.31%
Bermuda	0.29%
Luxembourg	0.28%
Czech Republic	0.27%
Thailand	0.26%
Turkey	0.21%
Indonesia	0.19%
Malaysia	0.13%
Poland	0.07%
Jersey, Channel Islands	0.03%
Other Assets in Excess of Liabilities, Net	0.18%

TOTAL NET ASSETS	100.00%

See accompanying notes

70

Schedule of Investments
Equity Income Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (92.74%)			COMMON STOCKS (continued)
Aerospace & Defense (0.53%)			Diversified Manufacturing Operations (3.34%)
General Dynamics Corp	31,000 $	1,785	General Electric Co	138,300 $	2,241
			Honeywell International Inc	68,100	2,236
Agricultural Operations (1.06%)			Parker Hannifin Corp	84,400	3,590
Archer-Daniels-Midland Co	125,200	3,609	Siemens AG ADR	23,200	1,757
			Tyco International Ltd	69,800	1,508

Apparel Manufacturers (0.68%)
					11,332

VF Corp	42,200	2,311
			Diversified Minerals (0.52%)
Applications Software (1.28%)			BHP Billiton Ltd ADR	41,100	1,763
Microsoft Corp	222,600	4,327
			Electric - Integrated (4.92%)
Auto - Car & Light Trucks (0.83%)			FPL Group Inc	131,200	6,603
Daimler AG	73,322	2,807	Progress Energy Inc	160,900	6,412
			Xcel Energy Inc	197,000	3,654

Auto - Medium & Heavy Duty Trucks (0.49%)					16,669

Paccar Inc	58,600	1,676
			Electric Products - Miscellaneous (1.13%)
Auto/Truck Parts & Equipment - Original (0.31%)			Emerson Electric Co	104,890	3,840
Johnson Controls Inc	58,000	1,053
			Electronic Components - Semiconductors (2.56%)
Beverages - Non-Alcoholic (1.22%)			Intel Corp	489,600	7,178
Coca-Cola Co/The	91,500	4,142	Microchip Technology Inc	76,200	1,488

					8,666

Beverages - Wine & Spirits (0.55%)
Diageo PLC ADR	32,800	1,861	Electronics - Military (1.10%)
			L-3 Communications Holdings Inc	50,600	3,733
Brewery (0.43%)
Molson Coors Brewing Co	29,800	1,458	Fiduciary Banks (3.09%)
			Bank of New York Mellon Corp/The	243,275	6,892
Cellular Telecommunications (0.87%)			State Street Corp	91,000	3,579

Vodafone Group PLC ADR	144,600	2,956			10,471

			Food - Miscellaneous/Diversified (2.54%)
Chemicals - Diversified (1.18%)			Cadbury PLC ADR	96,200	3,431
Bayer AG ADR	29,600	1,758	Kraft Foods Inc	192,576	5,171

EI Du Pont de Nemours & Co	89,300	2,259			8,602

		4,017

			Food - Retail (0.46%)
Commercial Banks (1.29%)			Safeway Inc	65,600	1,559
BB&T Corp	159,385	4,377
			Forestry (0.64%)
Commercial Services - Finance (0.59%)			Weyerhaeuser Co	70,900	2,170
Automatic Data Processing Inc	50,500	1,987
			Gas - Distribution (1.44%)
Computers (1.68%)			Sempra Energy	114,900	4,898
Hewlett-Packard Co	157,400	5,712
			Industrial Gases (0.36%)
Distribution & Wholesale (1.30%)			Air Products & Chemicals Inc	24,600	1,237
Genuine Parts Co	116,294	4,403
			Investment Management & Advisory Services (2.03%)
Diversified Banking Institutions (2.73%)			AllianceBernstein Holding LP	103,542	2,153
Barclays PLC ADR	162,087	1,588	Franklin Resources Inc	74,100	4,726

JP Morgan Chase & Co	243,500	7,678			6,879

		9,266

See accompanying notes

71

Schedule of Investments
Equity Income Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Life & Health Insurance (1.07%)			Regional Banks (3.89%)
Lincoln National Corp	101,800 $	1,918	PNC Financial Services Group Inc	91,300 $	4,474
Unum Group	91,300	1,698	US Bancorp	127,200	3,181

		3,616	Wells Fargo & Co	188,100	5,545

Medical - Drugs (8.94%)					13,200

Abbott Laboratories	73,700	3,933	REITS - Diversified (0.29%)
AstraZeneca PLC ADR	55,400	2,273	Vornado Realty Trust	16,200	978
Bristol-Myers Squibb Co	355,200	8,259
Merck & Co Inc/NJ	102,900	3,128	REITS - Hotels (0.23%)
Novartis AG ADR	87,100	4,334	Host Hotels & Resorts Inc	102,500	776
Wyeth	223,700	8,391

			REITS - Mortgage (1.20%)
		30,318

			Annaly Capital Management Inc	256,900	4,077
Medical - Generic Drugs (1.14%)
Teva Pharmaceutical Industries Ltd ADR	91,200	3,882	REITS - Shopping Centers (0.53%)
			Kimco Realty Corp	97,500	1,782
Metal - Aluminum (0.52%)
Alcoa Inc	158,000	1,779	REITS - Warehouse & Industrial (0.28%)
			AMB Property Corp	40,100	939
Motorcycle/Motor Scooter (0.72%)
Harley-Davidson Inc	143,127	2,429	Retail - Discount (2.85%)
			Wal-Mart Stores Inc	172,200	9,654
Multi-Line Insurance (5.21%)
ACE Ltd	167,300	8,854	Retail - Drug Store (0.39%)
Allstate Corp/The	121,044	3,965	CVS/Caremark Corp	46,200	1,328
Hartford Financial Services Group Inc	69,167	1,136
MetLife Inc	106,400	3,709	Retail - Restaurants (1.60%)

		17,664	McDonald's Corp	87,000	5,410

Multimedia (0.71%)			Semiconductor Component - Integrated Circuits (1.32%)
Walt Disney Co/The	105,800	2,401	Taiwan Semiconductor Manufacturing Co
			Ltd ADR	568,821	4,494
Oil Company - Exploration & Production (1.68%)
Enerplus Resources Fund	107,400	2,103	Steel - Producers (0.45%)
Penn West Energy Trust	205,000	2,280	United States Steel Corp	40,700	1,514
XTO Energy Inc	37,100	1,308

		5,691	Telecommunication Services (0.68%)

			BCE Inc	112,600	2,307
Oil Company - Integrated (2.11%)
Chevron Corp	50,484	3,734	Telephone - Integrated (7.04%)
Marathon Oil Corp	93,700	2,564	AT&T Inc	364,600	10,391
Total SA ADR	15,400	852	Verizon Communications Inc	353,000	11,967

		7,150	Windstream Corp	163,507	1,504

Oil Refining & Marketing (0.49%)					23,862

Valero Energy Corp	76,300	1,651	Television (1.31%)
			CBS Corp	543,175	4,449
Pipelines (1.74%)
Enterprise Products Partners LP	111,931	2,320	Tobacco (0.93%)
Kinder Morgan Energy Partners LP	40,009	1,830	Lorillard Inc	55,700	3,139
Spectra Energy Corp	110,900	1,746

		5,896	Toys (2.03%)

			Mattel Inc	430,730	6,892

See accompanying notes

72

Schedule of Investments
Equity Income Account
December 31, 2008

				Principal
	Shares	Value		Amount	Value
	Held	(000's)		(000's)	(000's)

COMMON STOCKS (continued)			REPURCHASE AGREEMENTS (continued)
Transport - Rail (2.24%)			Money Center Banks (continued)
Canadian Pacific Railway Ltd	4,200 $	141	Investment in Joint Trading Account;
Norfolk Southern Corp	43,300	2,038	Morgan Stanley Repurchase Agreement;
			0.03% dated 12/31/2008 maturing
Union Pacific Corp	113,100	5,406	01/02/2009 (collateralized by Sovereign

		7,585	Agency Issues; $4,598,000; 2.75% -

			4.38%; dated 03/12/10 - 03/17/10)	$ 4,464 $	4,464

TOTAL COMMON STOCKS	$ 314,429

					16,054

PREFERRED STOCKS (0.05%)
Diversified Banking Institutions (0.05%)			TOTAL REPURCHASE AGREEMENTS	$ 16,054

Citigroup Inc 8.13%	10,300	164	Total Investments	$ 334,112

TOTAL PREFERRED STOCKS	$ 164		Other Assets in Excess of Liabilities, Net - 1.46%		4,947

	Principal		TOTAL NET ASSETS - 100.00%	$ 339,059

	Amount	Value
	(000's)	(000's)

			(a)	Variable Rate. Rate shown is in effect at December 31, 2008.
BONDS (1.01%)
Diversified Banking Institutions (0.58%)			Unrealized Appreciation (Depreciation)
Bank of America Corp			The net federal income tax unrealized appreciation (depreciation) and federal tax cost
8.00%, 12/29/2049 (a)	$ 2,715	1,953	of investments held by the account as of the period end were as follows:

Electric - Integrated (0.03%)			Unrealized Appreciation	$ 18,261
Texas-New Mexico Power Co			Unrealized Depreciation		(94,405)

6.25%, 1/15/2009	100	100	Net Unrealized Appreciation (Depreciation)		(76,144)

Medical - HMO (0.13%)			Cost for federal income tax purposes		410,256
			All dollar amounts are shown in thousands (000's)
Aetna Inc
7.88%, 3/ 1/2011	450	447
			Portfolio Summary (unaudited)

Telecommunication Services (0.27%)			Sector		Percent

Telus Corp			Financial		27.19%
8.00%, 6/ 1/2011	925	920	Consumer, Non-cyclical		17.99%

TOTAL BONDS	$ 3,420		Consumer, Cyclical		11.20%
			Communications		10.88%

U.S. GOVERNMENT & GOVERNMENT AGENCY			Industrial		8.34%
OBLIGATIONS (0.01%)			Technology		6.84%
Federal Home Loan Mortgage Corporation			Utilities		6.39%
(FHLMC) (0.01%)			Energy		6.01%
6.50%, 9/ 1/2030	33	35	Basic Materials		3.68%
			Mortgage Securities		0.02%
7.00%, 9/ 1/2030	10	10	Other Assets in Excess of Liabilities, Net		1.46%

		45	TOTAL NET ASSETS		100.00%

TOTAL U.S. GOVERNMENT & GOVERNMENT
AGENCY OBLIGATIONS	$ 45

REPURCHASE AGREEMENTS (4.73%)
Money Center Banks (4.73%)
Investment in Joint Trading Account; Bank
of America Repurchase Agreement; 0.01%
dated 12/31/2008 maturing 01/02/2009
(collateralized by US Treasury Note;
$11,822,000; 1.75%; dated 11/15/11)	$ 11,590 $	11,590

See accompanying notes

73

Schedule of Investments
Income Account
December 31, 2008

				Principal
	Shares	Value		Amount	Value
	Held	(000's)		(000's)	(000's)

PREFERRED STOCKS (0.01%)			BONDS (continued)
Finance - Investment Banker & Broker (0.00%)			Diversified Banking Institutions (6.96%)
Lehman Brothers Holdings Inc	33,675 $	-	Bank of America Corp
			5.42%, 3/15/2017	$ 800 $	711
Finance - Mortgage Loan/Banker (0.01%)			8.00%, 12/29/2049 (d)	850	611
Freddie Mac 8.38%; Series Z	40,000	15	Citigroup Inc

TOTAL PREFERRED STOCKS	$ 15		6.50%, 1/18/2011	2,525	2,536

	Principal		Goldman Sachs Group Inc/The
			6.88%, 1/15/2011	2,100	2,115
	Amount	Value
	(000's)	(000's)	JP Morgan Chase & Co

			5.13%, 9/15/2014	850	824
BONDS (68.06%)			7.90%, 4/29/2049 (d)	1,000	832
Aerospace & Defense (0.81%)			Morgan Stanley
Boeing Co			4.75%, 4/ 1/2014	850	648
8.75%, 8/15/2021	$ 850	1,038	6.25%, 8/ 9/2026	850	691

Airlines (1.52%)					8,968

Southwest Airlines Co 1994-A Pass Through			Electric - Integrated (10.89%)
Trust			Exelon Generation Co LLC
9.15%, 7/ 1/2016	1,675	1,959	6.20%, 10/ 1/2017	850	731
			Florida Power Corp
Auto - Medium & Heavy Duty Trucks (0.51%)			6.35%, 9/15/2037	425	471
New Flyer Industries Ltd			Illinois Power Co
14.00%, 8/19/2020 (a)(b)(c)	908	662	7.50%, 6/15/2009	1,550	1,556
			Metropolitan Edison Co
Cable TV (3.86%)			4.95%, 3/15/2013	850	786
Comcast Cable Communications Inc			Mirant Americas Generation LLC
7.13%, 6/15/2013	1,275	1,252	8.50%, 10/ 1/2021	1,675	1,273
Comcast Cable Holdings LLC			Nisource Finance Corp
7.88%, 8/ 1/2013	425	437	5.25%, 9/15/2017	1,675	1,015
COX Communications Inc			Ohio Edison Co
7.88%, 8/15/2009	2,100	2,064	5.45%, 5/ 1/2015	850	762
Time Warner Cable Inc			Oncor Electric Delivery Co
6.55%, 5/ 1/2037	1,275	1,222	7.00%, 9/ 1/2022	1,675	1,565

		4,975	Pacific Gas & Electric Co

Casino Hotels (0.47%)			4.20%, 3/ 1/2011	1,900	1,877
Harrah's Operating Co Inc			Pacificorp
6.50%, 6/ 1/2016	850	132	4.95%, 8/15/2014	775	771
MGM Mirage			5.25%, 6/15/2035	850	789
13.00%, 11/15/2013 (c)	500	476	Southwestern Electric Power Co

		608	5.38%, 4/15/2015	1,275	1,156

			Texas-New Mexico Power Co
Casino Services (0.60%)			6.25%, 1/15/2009	1,275	1,271

OED Corp/Diamond Jo LLC

8.75%, 4/15/2012	1,125	771			14,023

			Finance - Commercial (0.46%)
Cruise Lines (1.96%)			CIT Group Inc
Carnival Corp			5.40%, 1/30/2016	850	592
7.20%, 10/ 1/2023	1,475	1,389
Royal Caribbean Cruises Ltd			Finance - Consumer Loans (0.57%)
8.75%, 2/ 2/2011	850	655	American General Finance Corp
6.88%, 12/ 1/2013	850	476	4.63%, 5/15/2009	850	729

		2,520

			Finance - Investment Banker & Broker (2.33%)
			Jefferies Group Inc
			7.75%, 3/15/2012	1,275	1,067

See accompanying notes

74

Schedule of Investments
Income Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			BONDS (continued)
Finance - Investment Banker & Broker			Multimedia (continued)
(continued)			News America Inc
Jefferies Group Inc (continued)			6.40%, 12/15/2035	$ 850 $	785

6.25%, 1/15/2036	$ 425 $	252			2,103

Merrill Lynch & Co Inc
6.00%, 2/17/2009	1,675	1,676	Non-Hazardous Waste Disposal (2.21%)

		2,995	Allied Waste North America Inc

			7.25%, 3/15/2015	1,675	1,558
Finance - Leasing Company (0.09%)			Waste Management Inc
DVI Inc			7.38%, 8/ 1/2010	1,275	1,292

0.00%, 2/ 1/2004 (a)(b)(e)	900	77			2,850

0.00%, 2/ 1/2004 (a)(b)(e)	400	35

		112	Oil Company - Exploration & Production (1.63%)

			OPTI Canada Inc
Food - Retail (1.66%)			7.88%, 12/15/2014	1,675	854
Safeway Inc			XTO Energy Inc
7.50%, 9/15/2009	2,100	2,131	6.25%, 4/15/2013	1,275	1,244

					2,098

Forestry (0.21%)
Weyerhaeuser Co			Oil Company - Integrated (0.90%)
7.38%, 3/15/2032	425	276	Petro-Canada
			4.00%, 7/15/2013	850	729
Life & Health Insurance (0.18%)			9.25%, 10/15/2021	425	435

American General Corp					1,164

7.50%, 7/15/2025	425	234
			Physical Therapy & Rehabilitation Centers (0.91%)
Medical - Hospitals (2.46%)			Healthsouth Corp
HCA Inc			10.75%, 6/15/2016	1,275	1,170
8.75%, 9/ 1/2010	331	318
9.25%, 11/15/2016	850	780	Pipelines (3.97%)
			ANR Pipeline Co
7.50%, 11/ 6/2033	250	116	9.63%, 11/ 1/2021	1,000	1,096
Tenet Healthcare Corp			El Paso Natural Gas Co
6.38%, 12/ 1/2011	2,525	1,950	7.50%, 11/15/2026	2,100	1,735

		3,164	Enterprise Products Operating LLC

Medical - Wholesale Drug Distribution (0.66%)			6.38%, 2/ 1/2013	350	324
Cardinal Health Inc			Express Pipeline LP
6.75%, 2/15/2011	850	846	7.39%, 12/31/2017 (c)	1,021	1,243
			Southern Natural Gas Co
Metal - Diversified (0.87%)			8.00%, 3/ 1/2032	850	708

Xstrata Canada Corp					5,106

6.00%, 10/15/2015	1,675	1,121
			Publishing - Books (0.92%)

MRI - Medical Diagnostic Imaging (0.66%)			Reed Elsevier Capital Inc
Alliance Imaging Inc			6.75%, 8/ 1/2011	1,275	1,188
7.25%, 12/15/2012	1,000	850
			Regional Banks (3.71%)

Multi-Line Insurance (0.57%)			Bank One Corp
Farmers Insurance Exchange			10.00%, 8/15/2010	325	343
6.00%, 8/ 1/2014 (c)	850	734	Nationsbank Corp/Pre-Merger with
			BankAmerica
			9.38%, 9/15/2009	925	949
Multimedia (1.63%)
			Wachovia Corp
Historic TW Inc			7.98%, 2/28/2049 (d)	2,000	1,705
9.15%, 2/ 1/2023	250	267
			Wells Fargo & Co
News America Holdings Inc			4.63%, 4/15/2014	1,900	1,778

8.00%, 10/17/2016	1,000	1,051
					4,775

See accompanying notes

75

Schedule of Investments
Income Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			BONDS (continued)
Reinsurance (0.22%)			Transport - Services (0.49%)
Aspen Insurance Holdings Ltd			Trailer Bridge Inc
6.00%, 8/15/2014	$ 425 $	279	9.25%, 11/15/2011	$ 850 $	638

			TOTAL BONDS	$ 87,637

REITS - Healthcare (2.79%)
HCP Inc			CONVERTIBLE BONDS (1.89%)
6.00%, 3/ 1/2015	1,675	978	Containers - Paper & Plastic (0.89%)
Health Care REIT Inc			Sealed Air Corp
6.20%, 6/ 1/2016	1,675	956	3.00%, 6/30/2033 (c)(d)	1,275	1,147
Healthcare Realty Trust Inc
8.13%, 5/ 1/2011	2,100	1,657	Therapeutics (1.00%)

		3,591	CV Therapeutics Inc

			3.25%, 8/16/2013	2,000	1,278

REITS - Office Property (1.18%)			TOTAL CONVERTIBLE BONDS	$ 2,425

Arden Realty LP
5.20%, 9/ 1/2011	850	816	U.S. GOVERNMENT & GOVERNMENT AGENCY
5.25%, 3/ 1/2015	850	702	OBLIGATIONS (25.02%)

			Federal Home Loan Mortgage Corporation
		1,518	(FHLMC) (12.55%)

REITS - Shopping Centers (0.46%)			5.50%, 11/ 1/2017	351	363
Developers Diversified Realty Corp			5.50%, 1/ 1/2018	236	245
4.63%, 8/ 1/2010	850	599	5.00%, 8/ 1/2019	2,128	2,193
			9.00%, 1/ 1/2025	10	11
Savings & Loans - Thrifts (0.00%)			6.50%, 6/ 1/2029	91	95
Washington Mutual Preferred Funding LLC			6.50%, 8/ 1/2029	125	131
0.00%, 10/29/2049 (c)(e)	1,000	-	6.00%, 3/ 1/2031	138	143
			5.50%, 5/ 1/2031	250	257
Special Purpose Entity (1.83%)
CCM Merger Inc			7.00%, 1/ 1/2032	115	120
8.00%, 8/ 1/2013 (c)	1,675	862	6.00%, 5/ 1/2032	381	393
CDX North America High Yield			4.50%, 8/ 1/2033	2,019	2,052
7.63%, 6/29/2012 (c)	1,642	1,490	5.50%, 6/ 1/2035	1,735	1,778

		2,352	5.00%, 11/ 1/2035	2,645	2,707

			5.50%, 1/ 1/2036	2,503	2,565
Telecommunication Services (1.86%)
Qwest Corp			5.50%, 4/ 1/2036	1,306	1,338
8.88%, 3/15/2012 (d)	1,675	1,549	6.00%, 6/ 1/2038	1,714	1,768

Telus Corp					16,159

8.00%, 6/ 1/2011	850	846	Federal National Mortgage Association (FNMA) (5.48%)

		2,395	5.00%, 1/ 1/2018	675	697

Telephone - Integrated (2.70%)			7.00%, 1/ 1/2030	14	15
Deutsche Telekom International Finance BV			6.50%, 5/ 1/2031	80	84
8.50%, 6/15/2010 (d)	3,375	3,477	6.00%, 4/ 1/2032	432	446
			6.50%, 4/ 1/2032	416	434
Toys (0.72%)			6.50%, 5/ 1/2032	168	175
Mattel Inc			5.50%, 3/ 1/2033	855	878
7.30%, 6/13/2011	850	923
			5.50%, 6/ 1/2033	2,046	2,107
Transport - Rail (1.63%)			5.50%, 2/ 1/2035	2,161	2,218

Norfolk Southern Corp					7,054

6.20%, 4/15/2009	2,100	2,103	Government National Mortgage Association
			(GNMA) (0.33%)
			9.00%, 2/15/2025	16	17
			7.00%, 6/20/2031	143	151

See accompanying notes

76

Schedule of Investments
Income Account
December 31, 2008

			Unrealized Appreciation (Depreciation)
	Principal		The net federal income tax unrealized appreciation (depreciation) and federal tax cost
	Amount	Value	of investments held by the account as of the period end were as follows:
	(000's)	(000's)

U.S. GOVERNMENT & GOVERNMENT AGENCY			Unrealized Appreciation	$ 3,934
OBLIGATIONS (continued)			Unrealized Depreciation	(18,317)

Government National Mortgage Association			Net Unrealized Appreciation (Depreciation)	(14,383)
(GNMA) (continued)
6.00%, 5/20/2032 (d)	$ 247 $	255	Cost for federal income tax purposes	141,805

		423	All dollar amounts are shown in thousands (000's)

U.S. Treasury (6.66%)			Portfolio Summary (unaudited)

5.38%, 2/15/2031	2,000	2,748	Sector	Percent

4.50%, 2/15/2036	2,210	2,936	Financial	25.32%
5.00%, 5/15/2037	2,000	2,898	Mortgage Securities	18.36%

		8,582	Communications	10.98%
			Utilities	10.89%

TOTAL U.S. GOVERNMENT & GOVERNMENT			Consumer, Non-cyclical	7.33%
AGENCY OBLIGATIONS	$ 32,218		Government	6.68%

			Energy	6.50%
REPURCHASE AGREEMENTS (3.98%)			Industrial	6.04%
Money Center Banks (3.98%)			Consumer, Cyclical	5.78%
Investment in Joint Trading Account; Bank			Basic Materials	1.08%
of America Repurchase Agreement; 0.01%			Other Assets in Excess of Liabilities, Net	1.04%

dated 12/31/2008 maturing 01/02/2009			TOTAL NET ASSETS	100.00%

(collateralized by US Treasury Note;
$3,774,000; 1.75%; dated 11/15/11)	$ 3,700 $	3,700
Investment in Joint Trading Account;
Morgan Stanley Repurchase Agreement;
0.03% dated 12/31/2008 maturing
01/02/2009 (collateralized by Sovereign
Agency Issues; $1,470,000; 2.75% -
4.38%; dated 03/12/10 - 03/17/10)	1,427	1,427

		5,127

TOTAL REPURCHASE AGREEMENTS	$ 5,127

Total Investments	$ 127,422
Other Assets in Excess of Liabilities, Net - 1.04%		1,344

TOTAL NET ASSETS - 100.00%	$ 128,766

(a)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $774 or 0.60% of net assets.
(b) Security is Illiquid
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $6,614 or 5.14% of net assets.
(d)	Variable Rate. Rate shown is in effect at December 31, 2008.
(e) Non-Income Producing Security

See accompanying notes

77

Schedule of Investments
LargeCap Blend Account II
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (96.82%)			COMMON STOCKS (continued)
Advertising Agencies (0.27%)			Beverages - Non-Alcoholic (continued)
Omnicom Group Inc	16,300 $	439	Coca-Cola Enterprises Inc	34,000 $	409
			Dr Pepper Snapple Group Inc (a)	14,600	237
Advertising Sales (0.04%)			Pepsi Bottling Group Inc	10,500	236
Lamar Advertising Co (a)	5,600	70	PepsiCo Inc	37,200	2,038

					4,989

Aerospace & Defense (1.74%)
Boeing Co	13,800	589	Broadcasting Services & Programming (0.13%)
General Dynamics Corp	7,700	444	Discovery Communications Inc - A Shares (a)	7,050	100
Lockheed Martin Corp	8,900	748	Discovery Communications Inc - C Shares (a)	8,550	114

Northrop Grumman Corp	8,700	392			214

Raytheon Co	5,800	296	Building - Residential & Commercial (0.11%)
Rockwell Collins Inc	8,400	328	Lennar Corp	19,600	170

		2,797

Aerospace & Defense Equipment (0.83%)			Building Products - Wood (0.16%)
Goodrich Corp	4,200	156	Masco Corp	23,600	263
United Technologies Corp	22,000	1,179	Cable TV (0.52%)

		1,335	Cablevision Systems Corp	10,100	170

Agricultural Chemicals (0.67%)			Scripps Networks Interactive	1,800	39
Monsanto Co	12,800	900	Time Warner Cable Inc (a)	29,500	633

Mosaic Co/The	1,900	66			842

Potash Corp of Saskatchewan	1,600	117	Casino Hotels (0.19%)

		1,083	MGM Mirage (a)	7,310	100

Agricultural Operations (0.14%)			Wynn Resorts Ltd (a)	4,700	199

Archer-Daniels-Midland Co	7,800	225			299

Airlines (0.08%)			Casino Services (0.11%)
Southwest Airlines Co	14,600	126	International Game Technology	14,900	177

Apparel Manufacturers (0.13%)			Cellular Telecommunications (0.30%)
Coach Inc (a)	10,100	210	MetroPCS Communications Inc (a)	27,500	409
			NII Holdings Inc (a)	4,200	76

Applications Software (2.76%)					485

Microsoft Corp	183,600	3,569	Chemicals - Diversified (0.54%)
Red Hat Inc (a)	46,500	615	Dow Chemical Co/The	7,400	112
Salesforce.com Inc (a)	7,600	243	EI Du Pont de Nemours & Co	30,100	761

		4,427			873

Athletic Footwear (0.17%)			Chemicals - Specialty (0.28%)
Nike Inc	5,400	275	Ecolab Inc	5,900	207
			International Flavors & Fragrances Inc	4,200	125
Audio & Video Products (0.02%)			Sigma-Aldrich Corp	2,800	118

Harman International Industries Inc	2,000	33			450

Auto - Car & Light Trucks (0.06%)			Coal (0.21%)
General Motors Corp	28,000	90	Consol Energy Inc	9,500	272
			Peabody Energy Corp	2,600	59

Auto/Truck Parts & Equipment - Original (0.09%)					331

Johnson Controls Inc	8,000	145
			Coatings & Paint (0.06%)
Beverages - Non-Alcoholic (3.10%)			Sherwin-Williams Co/The	1,700	102
Coca-Cola Co/The	45,700	2,069
See accompanying notes

78

Schedule of Investments
LargeCap Blend Account II
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Commercial Banks (0.38%)			Dental Supplies & Equipment (0.03%)
BB&T Corp	7,700 $	211	Dentsply International Inc	1,600 $	45
First Horizon National Corp	6,245	66
Marshall & Ilsley Corp	18,098	247	Dialysis Centers (0.03%)
Zions Bancorporation	3,500	86	DaVita Inc (a)	1,100	55

		610

			Disposable Medical Products (0.11%)
Commercial Services (0.02%)			CR Bard Inc	2,000	169
Quanta Services Inc (a)	1,900	38
			Diversified Banking Institutions (3.55%)
Commercial Services - Finance (0.95%)			Bank of America Corp	80,386	1,132
Automatic Data Processing Inc	10,800	425	Citigroup Inc	75,300	505
H&R Block Inc	24,200	550	Goldman Sachs Group Inc/The	10,300	869
Mastercard Inc	900	129	JP Morgan Chase & Co	83,888	2,645
Moody's Corp	2,000	40	Morgan Stanley	34,700	557

Paychex Inc	6,400	168			5,708

Western Union Co/The	14,600	209

			Diversified Financial Services (0.09%)
		1,521

			IntercontinentalExchange Inc (a)	1,700	140
Computer Aided Design (0.55%)
Autodesk Inc (a)	45,200	888	Diversified Manufacturing Operations (4.02%)
			3M Co	17,100	984
Computer Services (0.44%)			Danaher Corp	20,100	1,138
Accenture Ltd	18,300	600	General Electric Co	168,500	2,730
Computer Sciences Corp (a)	2,800	98	Honeywell International Inc	16,100	528

		698	Illinois Tool Works Inc	11,100	389

Computers (3.83%)			ITT Corp	4,000	184
Apple Inc (a)	20,300	1,733	Tyco International Ltd	23,600	510

Dell Inc (a)	51,700	530			6,463

Hewlett-Packard Co	46,000	1,669	E-Commerce - Products (0.50%)
IBM Corp	26,500	2,230	Amazon.com Inc (a)	15,600	800

		6,162

Computers - Memory Devices (0.31%)			E-Commerce - Services (0.07%)
EMC Corp/Massachusetts (a)	43,300	453	Expedia Inc (a)	13,000	107
SanDisk Corp (a)	5,300	51	Electric - Generation (0.07%)

		504	AES Corp/The (a)	14,400	119

Consumer Products - Miscellaneous (0.75%)
Clorox Co	2,600	144	Electric - Integrated (3.14%)
Fortune Brands Inc	9,000	372	Allegheny Energy Inc	2,700	91
Kimberly-Clark Corp	12,900	680	American Electric Power Co Inc	14,200	473

		1,196	Entergy Corp	8,200	682

			Exelon Corp	14,000	778
Cosmetics & Toiletries (2.64%)			FirstEnergy Corp	11,500	559
Avon Products Inc	18,700	449	FPL Group Inc	11,900	599
Colgate-Palmolive Co	4,100	281	PG&E Corp	7,100	275
Procter & Gamble Co	56,899	3,518	Pinnacle West Capital Corp	200	6

		4,248	PPL Corp	18,500	568

Data Processing & Management (0.10%)			Progress Energy Inc	3,400	135
Fiserv Inc (a)	4,400	160	Public Service Enterprise Group Inc	18,100	528
			TECO Energy Inc	17,500	216

See accompanying notes

79

Schedule of Investments
LargeCap Blend Account II
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Electric - Integrated (continued)			Food - Miscellaneous/Diversified (continued)
Xcel Energy Inc	7,000 $	130	Sara Lee Corp	34,900 $	342

		5,040			1,300

Electronic Components - Miscellaneous (0.39%)			Food - Retail (0.25%)
Tyco Electronics Ltd	38,400	622	Kroger Co/The	9,600	253
			SUPERVALU Inc	8,400	123
Electronic Components - Semiconductors (1.48%)			Whole Foods Market Inc	2,600	25

Broadcom Corp (a)	10,000	170			401

Intel Corp	55,500	813
MEMC Electronic Materials Inc (a)	5,100	73	Food - Wholesale & Distribution (0.20%)
Micron Technology Inc (a)	40,400	107	Sysco Corp	13,800	317
National Semiconductor Corp	25,200	254	Forestry (0.09%)
Nvidia Corp (a)	27,400	221	Weyerhaeuser Co	4,700	144
Texas Instruments Inc	41,500	644
Xilinx Inc	5,500	98	Gas - Distribution (0.44%)

		2,380	Centerpoint Energy Inc	6,400	81

Electronic Forms (0.22%)			NiSource Inc	5,600	61
Adobe Systems Inc (a)	16,300	347	Sempra Energy	13,300	567

					709

Electronic Measurement Instruments (0.09%)			Gold Mining (0.30%)
Agilent Technologies Inc (a)	9,100	142	Agnico-Eagle Mines Ltd	4,900	252
Engineering - Research & Development Services (0.16%)			Newmont Mining Corp	5,800	236

Fluor Corp	4,500	202			488

McDermott International Inc (a)	5,500	54	Hazardous Waste Disposal (0.06%)

		256	Stericycle Inc (a)	1,900	99

Entertainment Software (0.09%)			Health Care Cost Containment (0.24%)
Electronic Arts Inc (a)	8,800	141	McKesson Corp	10,100	391

Fiduciary Banks (0.59%)			Hotels & Motels (0.32%)
Bank of New York Mellon Corp/The	13,300	377	Marriott International Inc/DE	26,400	513
Northern Trust Corp	6,600	344
State Street Corp	5,600	220	Human Resources (0.11%)

		941	Monster Worldwide Inc (a)	2,700	33

Finance - Credit Card (0.26%)			Robert Half International Inc	6,800	141

American Express Co	22,400	416			174

			Independent Power Producer (0.33%)
Finance - Investment Banker & Broker (0.37%)			Dynegy Inc (a)	52,500	105
Charles Schwab Corp/The	15,700	254	NRG Energy Inc (a)	18,000	420

Merrill Lynch & Co Inc	29,600	344			525

		598

			Industrial Gases (0.41%)
Finance - Other Services (0.17%)			Praxair Inc	11,200	665
CME Group Inc	1,300	271
			Instruments - Scientific (0.10%)
Food - Confectionery (0.16%)			Waters Corp (a)	4,500	165
JM Smucker Co/The	6,064	263
			Insurance Brokers (0.48%)
Food - Miscellaneous/Diversified (0.81%)			Aon Corp	13,400	612
Kraft Foods Inc	35,693	958	Marsh & McLennan Cos Inc	6,400	155

					767

See accompanying notes

80

Schedule of Investments
LargeCap Blend Account II
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Internet Security (0.16%)			Medical Instruments (1.02%)
VeriSign Inc (a)	13,800 $	263	Boston Scientific Corp (a)	31,500 $	244
			Intuitive Surgical Inc (a)	1,200	153
Investment Management & Advisory Services (0.60%)			Medtronic Inc	27,000	848
Ameriprise Financial Inc	16,520	386	St Jude Medical Inc (a)	11,900	392

Franklin Resources Inc	2,000	128			1,637

Invesco Ltd	30,900	446

		960	Medical Products (3.33%)

			Baxter International Inc	15,400	825
Life & Health Insurance (0.31%)			Becton Dickinson & Co	5,300	363
Aflac Inc	6,000	275	Covidien Ltd	14,600	529
Lincoln National Corp	3,300	62	Hospira Inc (a)	3,000	80
Prudential Financial Inc	5,200	158	Johnson & Johnson	55,400	3,315

		495	Stryker Corp	5,800	232

Machinery - Construction & Mining (0.11%)					5,344

Terex Corp (a)	10,400	180	Metal - Diversified (0.19%)
			Freeport-McMoRan Copper & Gold Inc	12,553	307
Machinery - Farm (0.41%)
Deere & Co	17,200	659	Metal Processors & Fabrication (0.06%)
			Precision Castparts Corp	1,700	101
Medical - Biomedical/Gene (2.59%)
Amgen Inc (a)	21,200	1,224	Motion Pictures & Services (0.01%)
Biogen Idec Inc (a)	6,200	295	Ascent Media Corp (a)	705	15
Celgene Corp (a)	13,400	741
Genentech Inc (a)	2,300	191	Motorcycle/Motor Scooter (0.17%)
Genzyme Corp (a)	1,500	99	Harley-Davidson Inc	15,700	266
Gilead Sciences Inc (a)	31,400	1,606

		4,156	Multi-Line Insurance (0.67%)

			ACE Ltd	4,500	238
Medical - Drugs (5.04%)			Assurant Inc	2,300	69
Abbott Laboratories	27,700	1,478	Hartford Financial Services Group Inc	4,800	79
Allergan Inc/United States	10,100	407	Loews Corp	9,600	271
Bristol-Myers Squibb Co	41,200	958	MetLife Inc	12,100	422

Cephalon Inc (a)	2,300	177			1,079

Eli Lilly & Co	19,200	773
Merck & Co Inc/NJ	52,300	1,590	Multimedia (1.21%)
Pfizer Inc	47,000	833	Liberty Media Corp - Entertainment (a)	2,000	35
Schering-Plough Corp	37,700	642	McGraw-Hill Cos Inc/The	3,700	86
Wyeth	33,200	1,245	News Corp	21,000	191

		8,103	Time Warner Inc	92,800	933

			Viacom Inc (a)	6,500	124
Medical - HMO (1.08%)			Walt Disney Co/The	25,600	581

Aetna Inc	7,400	211			1,950

Cigna Corp	5,100	86
Humana Inc (a)	5,800	216	Networking Products (1.24%)
UnitedHealth Group Inc	18,300	487	Cisco Systems Inc (a)	75,100	1,224
WellPoint Inc (a)	17,500	737	Juniper Networks Inc (a)	43,500	762

		1,737			1,986

Medical - Wholesale Drug Distribution (0.24%)			Non-Hazardous Waste Disposal (0.45%)
AmerisourceBergen Corp	7,700	275	Republic Services Inc	28,960	718
Cardinal Health Inc	3,000	103

			Oil - Field Services (1.34%)
		378

			Baker Hughes Inc	12,300	394

See accompanying notes

81

Schedule of Investments
LargeCap Blend Account II
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Oil - Field Services (continued)			Property & Casualty Insurance (continued)
BJ Services Co	17,700 $	207	Travelers Cos Inc/The	15,915 $	719

Schlumberger Ltd	34,400	1,456			1,229

Smith International Inc	4,400	101	Radio (0.01%)

		2,158	Sirius XM Radio Inc (a)	96,980	12

Oil & Gas Drilling (0.23%)
Nabors Industries Ltd (a)	5,700	68	Regional Banks (3.28%)
Transocean Ltd (a)	6,474	306	Capital One Financial Corp	7,100	226

		374	Fifth Third Bancorp	39,300	325

			Keycorp	39,900	340
Oil Company - Exploration & Production (1.98%)			National City Corp (a)(b)(c)(d)	26,300	47
Cabot Oil & Gas Corp	3,800	99	National City Corp	11,100	20
Devon Energy Corp	6,100	401	PNC Financial Services Group Inc	12,500	612
EOG Resources Inc	10,800	719	US Bancorp	33,900	848
Newfield Exploration Co (a)	6,300	124	Wachovia Corp	42,900	238
Occidental Petroleum Corp	13,000	780	Wells Fargo & Co	88,800	2,618

Range Resources Corp	3,600	124			5,274

XTO Energy Inc	26,500	934

		3,181	Reinsurance (0.10%)

			Axis Capital Holdings Ltd	5,600	163
Oil Company - Integrated (8.40%)
Chevron Corp	46,400	3,432	REITS - Apartments (0.28%)
ConocoPhillips	16,400	850	Equity Residential	14,900	444
Exxon Mobil Corp	107,800	8,606
Murphy Oil Corp	13,900	616	REITS - Office Property (0.16%)

		13,504	Boston Properties Inc	4,600	253

Oil Field Machinery & Equipment (0.20%)			REITS - Regional Malls (0.29%)
FMC Technologies Inc (a)	9,300	222	Simon Property Group Inc	8,900	473
National Oilwell Varco Inc (a)	4,277	104

		326	REITS - Warehouse & Industrial (0.07%)

Oil Refining & Marketing (0.42%)			Prologis	7,500	104
Sunoco Inc	8,800	382
			Retail - Apparel & Shoe (0.09%)
Valero Energy Corp	13,800	299

			American Eagle Outfitters Inc	15,500	145
		681

Paper & Related Products (0.17%)			Retail - Bedding (0.46%)
International Paper Co	16,900	199	Bed Bath & Beyond Inc (a)	29,300	745
MeadWestvaco Corp	6,700	75

		274	Retail - Building Products (1.17%)

			Home Depot Inc	37,400	861
Pharmacy Services (0.58%)			Lowe's Cos Inc	47,500	1,022

Express Scripts Inc (a)	3,800	209			1,883

Medco Health Solutions Inc (a)	17,300	725

		934	Retail - Discount (1.85%)

			Costco Wholesale Corp	8,600	451
Pipelines (0.25%)			Wal-Mart Stores Inc	45,000	2,523

Spectra Energy Corp	20,100	317			2,974

Williams Cos Inc	6,100	88

		405	Retail - Drug Store (0.81%)

			CVS/Caremark Corp	35,078	1,008
Property & Casualty Insurance (0.77%)			Walgreen Co	12,000	296

Chubb Corp	10,000	510			1,304

See accompanying notes

82

Schedule of Investments
LargeCap Blend Account II
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Retail - Regional Department Store (0.49%)			Transport - Rail (continued)
Kohl's Corp (a)	21,900 $	793	Canadian National Railway Co	4,700 $	173
			CSX Corp	7,300	237
Retail - Restaurants (1.27%)			Norfolk Southern Corp	1,200	56
McDonald's Corp	19,400	1,207	Union Pacific Corp	17,000	813

Starbucks Corp (a)	30,800	291			1,529

Yum! Brands Inc	17,200	542

		2,040	Transport - Services (1.06%)

			CH Robinson Worldwide Inc	2,900	160
Schools (0.20%)			Expeditors International of Washington Inc	10,000	333
Apollo Group Inc (a)	4,200	322	United Parcel Service Inc	22,000	1,213

					1,706

Semiconductor Component - Integrated Circuits (0.37%)
Analog Devices Inc	11,500	219	Web Portals (1.00%)
Marvell Technology Group Ltd (a)	56,800	379	Google Inc (a)	5,200	1,600

		598

			Wireless Equipment (1.43%)
Semiconductor Equipment (0.26%)			American Tower Corp (a)	11,560	339
Applied Materials Inc	30,900	313	Crown Castle International Corp (a)	15,600	274
Kla-Tencor Corp	4,800	105	Motorola Inc	62,300	276

		418	Qualcomm Inc	39,100	1,401

Steel - Producers (0.29%)					2,290

Nucor Corp	7,200	333	TOTAL COMMON STOCKS	$ 155,597

United States Steel Corp	3,600	134

		467		Principal

				Amount	Value
Telecommunication Equipment (0.11%)				(000's)	(000's)

Alcatel-Lucent ADR	82,892	178	U.S. GOVERNMENT & GOVERNMENT AGENCY
			OBLIGATIONS (0.07%)
Telecommunication Equipment - Fiber Optics (0.13%)			U.S. Treasury Bill (0.07%)
JDS Uniphase Corp (a)	56,200	205	0.26%, 9/15/2009 (e)	$ 25	25
			0.28%, 1/22/2009 (e)	20	20
Telephone - Integrated (3.03%)			0.17%, 4/16/2009 (e)	70	70

AT&T Inc	145,277	4,140			115
Sprint Nextel Corp	181,300	332

Verizon Communications Inc	11,700	397	TOTAL U.S. GOVERNMENT & GOVERNMENT

			AGENCY OBLIGATIONS	$ 115

		4,869

			SHORT TERM INVESTMENTS (0.72%)
Therapeutics (0.07%)			Commercial Paper (0.72%)
Warner Chilcott Ltd (a)	7,900	115	Investment in Joint Trade Account; HSBC
			Funding
Tobacco (1.80%)			0.05%, 1/ 2/2009	$ 583 $	583
Altria Group Inc	44,000	663	Investment in Joint Trading Account;
Lorillard Inc	5,400	304	Prudential Funding
Philip Morris International Inc	44,400	1,932	0.05%, 1/ 2/2009	583	583

		2,899			1,166

Tools - Hand Held (0.06%)			TOTAL SHORT TERM INVESTMENTS	$ 1,166

Stanley Works/The	2,700	92	Total Investments	$ 156,878
			Other Assets in Excess of Liabilities, Net - 2.39%		3,834

Toys (0.09%)
Mattel Inc	9,100	146	TOTAL NET ASSETS - 100.00%	$ 160,712

Transport - Rail (0.95%)
Burlington Northern Santa Fe Corp	3,300	250

See accompanying notes

83

	Schedule of Investments
	LargeCap Blend Account II
	December 31, 2008
(a) Non-Income Producing Security
(b)	Restricted Security. At the end of the period, the value of this security totaled $48 or 0.03% of net assets. The security was purchased on April
29, 2008 at a cost of $132 ($5.00 per share).
(c) Security is Illiquid
(d)	Market value is determined in accordance with procedures established in
good faith by the Board of Directors.	At the end of the period, the value
of these securities totaled $47 or 0.03% of net assets.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $115 or 0.07% of net assets.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 4,162
Unrealized Depreciation	(70,388)

Net Unrealized Appreciation (Depreciation)	(66,226)
Cost for federal income tax purposes	223,104
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent

Consumer, Non-cyclical	25.41%
Financial	13.12%
Energy	13.04%
Industrial	10.66%
Technology	10.40%
Communications	10.15%
Consumer, Cyclical	7.76%
Utilities	3.98%
Basic Materials	3.02%
Government	0.07%
Other Assets in Excess of Liabilities, Net	2.39%

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Futures	0.48%

	Futures Contracts

				Current	Unrealized
			Original	Market	Appreciation/
Type	Buy/Sell	Contracts	Value	Value	(Depreciation)

S&P 500 eMini; March 2009	Buy	17	$ 746	$ 765	$ 19
All dollar amounts are shown in thousands (000's)

See accompanying notes

84

Schedule of Investments
LargeCap Growth Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (91.84%)			COMMON STOCKS (continued)
Aerospace & Defense Equipment (2.22%)			Forestry (1.04%)
United Technologies Corp	72,300 $	3,875	Weyerhaeuser Co	59,000 $	1,806

Agricultural Chemicals (1.06%)			Instruments - Scientific (1.34%)
Monsanto Co	26,275	1,849	Thermo Fisher Scientific Inc (a)	68,600	2,337

Airlines (2.44%)			Internet Security (1.44%)
Delta Air Lines Inc (a)	370,501	4,246	Symantec Corp (a)	184,900	2,500

Athletic Footwear (2.28%)			Medical - Biomedical/Gene (5.58%)
Nike Inc	77,981	3,977	Amgen Inc (a)	74,000	4,274
			Gilead Sciences Inc (a)	106,500	5,446

Beverages - Non-Alcoholic (2.93%)					9,720

Coca-Cola Co/The	112,733	5,103
			Medical - Drugs (3.49%)
Commercial Services - Finance (6.23%)			Abbott Laboratories	81,994	4,376
Mastercard Inc	27,534	3,935	Bristol-Myers Squibb Co	73,000	1,697

Visa Inc	84,874	4,452			6,073

Western Union Co/The	172,200	2,469	Medical Instruments (1.17%)

		10,856	Intuitive Surgical Inc (a)	16,049	2,038

Computers (5.78%)
Apple Inc (a)	55,022	4,696	Medical Products (5.25%)
Hewlett-Packard Co	147,943	5,369	Baxter International Inc	99,700	5,343

		10,065	Covidien Ltd	104,900	3,802

					9,145

Diversified Banking Institutions (5.59%)
Goldman Sachs Group Inc/The	23,538	1,987	Networking Products (2.55%)
JP Morgan Chase & Co	245,642	7,745	Cisco Systems Inc (a)	272,411	4,440

		9,732	Oil & Gas Drilling (1.03%)

E-Commerce - Products (1.64%)			Transocean Ltd (a)	38,000	1,796
Amazon.com Inc (a)	55,600	2,851
			Oil Company - Exploration & Production (3.74%)
Electric Products - Miscellaneous (1.49%)			Chesapeake Energy Corp	104,900	1,696
Emerson Electric Co	71,000	2,599	Devon Energy Corp	73,200	4,810

					6,506

Energy - Alternate Sources (1.61%)
First Solar Inc (a)	20,300	2,801	Oil Company - Integrated (2.38%)
			Exxon Mobil Corp	52,000	4,151
Entertainment Software (1.12%)
Activision Blizzard Inc (a)	225,900	1,952	Pharmacy Services (2.51%)
			Express Scripts Inc (a)	79,500	4,371
Fiduciary Banks (1.91%)
State Street Corp	84,628	3,328	Regional Banks (3.22%)
			PNC Financial Services Group Inc	37,000	1,813
Finance - Investment Banker & Broker (0.94%)			Wells Fargo & Co	129,000	3,803

Merrill Lynch & Co Inc	140,900	1,640			5,616

			Retail - Discount (4.72%)
Finance - Other Services (1.08%)			Wal-Mart Stores Inc	146,500	8,213
CME Group Inc	9,000	1,873
			Retail - Restaurants (3.12%)
Food - Miscellaneous/Diversified (2.89%)			McDonald's Corp	87,500	5,442
General Mills Inc	82,900	5,036

See accompanying notes

85

Schedule of Investments
LargeCap Growth Account
December 31, 2008

			Unrealized Appreciation (Depreciation)
			The net federal income tax unrealized appreciation (depreciation) and federal tax cost
	Shares	Value	of investments held by the account as of the period end were as follows:
	Held	(000's)

COMMON STOCKS (continued)			Unrealized Appreciation	$ 5,358
Semiconductor Equipment (1.00%)			Unrealized Depreciation	(53,491)

Applied Materials Inc	171,900 $	1,741	Net Unrealized Appreciation (Depreciation)	(48,133)
			Cost for federal income tax purposes	221,021
Transport - Rail (1.45%)			All dollar amounts are shown in thousands (000's)
Union Pacific Corp	53,000	2,533
			Portfolio Summary (unaudited)

Web Portals (1.84%)			Sector	Percent

Google Inc (a)	10,390	3,197	Consumer, Non-cyclical	30.05%
			Financial	20.16%
Wireless Equipment (3.76%)			Consumer, Cyclical	12.56%
American Tower Corp (a)	65,900	1,932	Communications	11.22%
Qualcomm Inc	128,900	4,619	Energy	8.76%

			Technology	7.90%
		6,551	Industrial	6.51%

TOTAL COMMON STOCKS		$ 159,959	Basic Materials	2.10%
			Other Assets in Excess of Liabilities, Net	0.74%

	Principal		TOTAL NET ASSETS	100.00%

	Amount	Value
	(000's)	(000's)

SHORT TERM INVESTMENTS (4.43%)
Commercial Paper (4.43%)
Investment in Joint Trade Account; HSBC
Funding
0.05%, 1/ 2/2009	$ 3,857 $	3,857
Investment in Joint Trading Account;
Prudential Funding
0.05%, 1/ 2/2009	3,857	3,857

		7,714

TOTAL SHORT TERM INVESTMENTS		$ 7,714

REPURCHASE AGREEMENTS (2.99%)
Money Center Banks (2.99%)
Investment in Joint Trading Account; Bank
of America Repurchase Agreement; 0.01%
dated 12/31/2008 maturing 01/02/2009
(collateralized by US Treasury Note;
$1,652,000; 1.75%; dated 11/15/11)	$ 1,620 $	1,620
Investment in Joint Trading Account;
Morgan Stanley Repurchase Agreement;
0.03% dated 12/31/2008 maturing
01/02/2009 (collateralized by Sovereign
Agency Issues; $3,703,000; 2.75% -
4.38%; dated 03/12/10 - 03/17/10)	3,595	3,595

		5,215

TOTAL REPURCHASE AGREEMENTS		$ 5,215

Total Investments		$ 172,888
Other Assets in Excess of Liabilities, Net - 0.74%		1,292

TOTAL NET ASSETS - 100.00%		$ 174,180

(a) Non-Income Producing Security

See accompanying notes

86

Schedule of Investments
MidCap Stock Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (95.72%)			COMMON STOCKS (continued)
Aerospace & Defense (1.16%)			Electronic Components - Semiconductors (2.48%)
Spirit Aerosystems Holdings Inc (a)	57,900 $	589	Microchip Technology Inc	64,250 $	1,255

Airlines (3.97%)			Electronic Parts Distribution (2.37%)
AMR Corp (a)	87,000	928	Arrow Electronics Inc (a)	63,600	1,198
Continental Airlines Inc (a)	59,900	1,082

		2,010	Engineering - Research & Development Services (1.41%)

			Jacobs Engineering Group Inc (a)	14,800	712
Auto - Medium & Heavy Duty Trucks (1.34%)
Paccar Inc	23,700	678	Enterprise Software & Services (3.23%)
			BMC Software Inc (a)	60,800	1,636
Auto/Truck Parts & Equipment - Original (2.06%)
Magna International Inc	34,900	1,045	Food - Dairy Products (0.40%)
			Dean Foods Co (a)	11,200	201
Chemicals - Specialty (4.13%)
Cabot Corp	66,600	1,019	Machinery Tools & Related Products (3.72%)
Lubrizol Corp	29,500	1,073	Lincoln Electric Holdings Inc	37,000	1,884

		2,092

Coatings & Paint (1.91%)			Medical - Generic Drugs (0.22%)
Valspar Corp	53,600	970	Mylan Inc/PA (a)	11,225	111

Commercial Banks (1.71%)			Medical - Hospitals (2.76%)
Cullen/Frost Bankers Inc	2,050	104	Universal Health Services Inc	37,200	1,398
TCF Financial Corp	55,849	763	Medical - Wholesale Drug Distribution (0.56%)

		867	AmerisourceBergen Corp	7,900	282

Commercial Services (2.57%)
Weight Watchers International Inc	44,300	1,303	Medical Information Systems (1.84%)
			IMS Health Inc	61,602	934
Commercial Services - Finance (2.34%)
Lender Processing Services Inc	40,199	1,184	Medical Instruments (1.93%)
			Edwards Lifesciences Corp (a)	17,800	978
Computers - Integrated Systems (0.63%)
Diebold Inc	11,300	317	Medical Laboratory & Testing Service (2.38%)
			Covance Inc (a)	26,200	1,206
Computers - Memory Devices (1.67%)
NetApp Inc (a)	60,400	844	Multi-Line Insurance (2.91%)
			HCC Insurance Holdings Inc	55,111	1,474
Cosmetics & Toiletries (2.56%)
Estee Lauder Cos Inc/The	41,900	1,297	Non-Hazardous Waste Disposal (2.69%)
			Republic Services Inc	54,925	1,362
Data Processing & Management (1.70%)
Fidelity National Information Services Inc	52,953	862	Office Furnishings - Original (0.37%)
			HNI Corp	11,982	190
Diversified Manufacturing Operations (2.71%)
Teleflex Inc	27,443	1,375	Oil & Gas Drilling (1.52%)
			Nabors Industries Ltd (a)	64,287	770
Electric - Integrated (8.63%)
DTE Energy Co	41,400	1,477	Oil Company - Exploration & Production (1.49%)
Northeast Utilities	62,600	1,506	Cimarex Energy Co	28,200	755
Wisconsin Energy Corp	33,100	1,389

			Oil Refining & Marketing (1.32%)
		4,372

			Frontier Oil Corp	53,138	671

See accompanying notes

87

Schedule of Investments
MidCap Stock Account
December 31, 2008

				Principal
	Shares	Value		Amount	Value
	Held	(000's)		(000's)	(000's)

COMMON STOCKS (continued)			REPURCHASE AGREEMENTS (continued)
Property & Casualty Insurance (4.32%)			Money Center Banks (continued)
Fidelity National Financial Inc	123,126 $	2,185	Investment in Joint Trading Account;
			Morgan Stanley Repurchase Agreement;
Reinsurance (1.19%)			0.03% dated 12/31/2008 maturing
Max Capital Group Ltd	34,133	604	01/02/2009 (collateralized by Sovereign
			Agency Issues; $684,000; 2.75% - 4.38%;
			dated 03/12/10 - 03/17/10)	$ 664 $	664

REITS - Office Property (2.49%)					2,384
Alexandria Real Estate Equities Inc	20,900	1,261

			TOTAL REPURCHASE AGREEMENTS	$ 2,384

REITS - Shopping Centers (1.37%)			Total Investments	$ 50,864
Tanger Factory Outlet Centers	18,500	696	Liabilities in Excess of Other Assets, Net - (0.43)%		(218)

Rental - Auto & Equipment (0.86%)			TOTAL NET ASSETS - 100.00%	$ 50,646

Aaron Rents Inc	16,296	434

Retail - Apparel & Shoe (1.44%)			(a) Non-Income Producing Security
J Crew Group Inc (a)	12,300	150
Nordstrom Inc	43,382	577	Unrealized Appreciation (Depreciation)

			The net federal income tax unrealized appreciation (depreciation) and federal tax cost
		727	of investments held by the account as of the period end were as follows:

Retail - Jewelry (2.57%)
Tiffany & Co	55,000	1,300	Unrealized Appreciation	$ 7,616
			Unrealized Depreciation		(10,932)

Retail - Restaurants (1.04%)			Net Unrealized Appreciation (Depreciation)		(3,316)
Chipotle Mexican Grill Inc (a)	8,500	527	Cost for federal income tax purposes		54,180
			All dollar amounts are shown in thousands (000's)
Savings & Loans - Thrifts (2.20%)
Washington Federal Inc	74,350	1,112	Portfolio Summary (unaudited)

			Sector		Percent

Toys (3.32%)			Financial		20.90%
Mattel Inc	105,000	1,680	Consumer, Non-cyclical		16.57%
			Industrial		16.29%
Transport - Marine (2.23%)			Consumer, Cyclical		16.10%
Tidewater Inc	28,100	1,132	Technology		11.55%

			Utilities		8.63%
TOTAL COMMON STOCKS	$ 48,480		Basic Materials		6.05%

	Principal		Energy		4.34%
			Liabilities in Excess of Other Assets, Net		(0.43%)

	Amount	Value
	(000's)	(000's)	TOTAL NET ASSETS		100.00%

REPURCHASE AGREEMENTS (4.71%)
Money Center Banks (4.71%)
Investment in Joint Trading Account; Bank
of America Repurchase Agreement; 0.01%
dated 12/31/2008 maturing 01/02/2009
(collateralized by US Treasury Note;
$1,754,000; 1.75%; dated 11/15/11)	$ 1,720 $	1,720

See accompanying notes

88

Schedule of Investments
Money Market Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

COMMERCIAL PAPER (96.95%)			COMMERCIAL PAPER (continued)
Aerospace & Defense Equipment (0.43%)			Commercial Banks (continued)
United Technologies Corp			Societe Generale North America Inc (continued)
2.05%, 1/21/2009	$ 2,000 $	1,998	0.87%, 3/18/2009	$ 2,000 $	1,996
			0.87%, 3/31/2009	2,000	1,996
Agricultural Operations (0.27%)			State Street Corp
Cargill Inc			2.68%, 1/ 2/2009	1,500	1,500
4.20%, 1/15/2009	1,280	1,278	2.77%, 1/ 6/2009	1,400	1,400

					32,999

Asset Backed Securities (1.33%)
CAFCO			Commercial Banks - Non US (2.14%)
3.00%, 1/15/2009	1,250	1,248	DnB NOR Bank ASA
3.05%, 1/20/2009	2,000	1,997	3.49%, 1/21/2009	2,100	2,096
1.60%, 2/ 9/2009	3,010	3,005	0.72%, 2/24/2009	2,000	1,998

		6,250	2.23%, 2/25/2009	2,000	1,993

			0.79%, 2/27/2009	2,000	1,997
Auto - Car & Light Trucks (0.43%)
			2.70%, 3/ 9/2009	2,000	1,990

BMW US Capital Corp
2.00%, 1/ 9/2009	2,000	1,999			10,074

			Computers (0.36%)
Beverages - Non-Alcoholic (1.25%)			IBM Capital Corp
Coca-Cola Co			3.05%, 1/ 5/2009	1,700	1,699
1.20%, 1/15/2009	1,900	1,899
2.40%, 1/21/2009	2,000	1,997	Consumer Products - Miscellaneous (0.23%)
1.60%, 2/11/2009	2,000	1,997	Kimberly Clark Corp

		5,893	0.45%, 2/ 9/2009	1,100	1,099

Chemicals - Diversified (2.33%)			Cosmetics & Toiletries (1.74%)
BASF AG			Procter & Gamble
3.58%, 1/15/2009	2,000	1,997	1.20%, 2/ 3/2009	2,000	1,998
2.88%, 1/28/2009	1,315	1,312	1.60%, 2/10/2009	2,000	1,996
1.99%, 2/12/2009	2,000	1,996	1.35%, 3/ 3/2009	2,000	1,995
2.05%, 3/ 5/2009	2,200	2,192	0.95%, 3/20/2009	2,200	2,196

2.10%, 3/10/2009	2,000	1,992			8,185

2.00%, 3/12/2009	1,500	1,494

		10,983	Diversified Banking Institutions (0.20%)

			Citigroup Inc
Commercial Banks (7.01%)			0.85%, 3/24/2009	960	958
Calyon North America
2.92%, 1/20/2009	1,500	1,498	Diversified Financial Services (2.84%)
2.30%, 2/ 5/2009	1,615	1,611	General Electric Capital
1.07%, 2/24/2009	2,000	1,997	1.50%, 1/26/2009	780	779
1.13%, 2/27/2009	2,000	1,997	1.65%, 3/ 4/2009	950	947
1.40%, 3/19/2009	2,000	1,994	1.80%, 3/19/2009	2,000	1,992
1.32%, 3/24/2009	2,200	2,193	1.90%, 3/27/2009	2,000	1,991
Nordea North America			2.00%, 4/13/2009	1,700	1,691
2.23%, 1/ 8/2009	1,110	1,110	2.05%, 5/13/2009	2,000	1,985
3.75%, 1/12/2009	2,000	1,998	Rabobank USA Financial Corp
3.41%, 1/26/2009	2,000	1,995	0.67%, 3/13/2009	2,000	1,998
3.37%, 2/ 3/2009	2,200	2,193	0.70%, 3/18/2009	2,000	1,997

2.47%, 2/ 5/2009	2,000	1,995			13,380

1.00%, 4/15/2009	1,240	1,236	Diversified Manufacturing Operations (0.91%)
Societe Generale North America Inc			Danaher Corp
2.14%, 3/ 3/2009	2,000	1,993	0.25%, 1/28/2009	2,100	2,100
0.66%, 3/ 6/2009	2,300	2,297

See accompanying notes

89

Schedule of Investments
Money Market Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

COMMERCIAL PAPER (continued)			COMMERCIAL PAPER (continued)
Diversified Manufacturing Operations			Finance - Consumer Loans (continued)
(continued)			John Deere Capital Corp (continued)
Illinois Tool Works Inc			2.30%, 2/11/2009	$ 1,050 $	1,047

1.20%, 2/12/2009	$ 2,200 $	2,197			14,892

		4,297

			Finance - Investment Banker & Broker (6.93%)
Electric - Integrated (1.57%)			Citigroup Funding
E. ON AG			2.05%, 1/29/2009	2,000	1,997
2.50%, 2/18/2009	1,500	1,495	2.40%, 2/ 6/2009	2,000	1,995
2.25%, 3/10/2009	1,700	1,693	2.20%, 2/12/2009	2,000	1,995
1.60%, 3/25/2009	2,200	2,192	2.20%, 2/18/2009	2,000	1,994
1.20%, 3/30/2009	2,000	1,994	2.20%, 3/ 6/2009	1,900	1,893

		7,374	0.60%, 5/12/2009	2,100	2,095

Electric Products - Miscellaneous (0.45%)			Goldman Sachs Group
Emerson Electric Co			2.55%, 1/ 9/2009	1,400	1,399
1.00%, 3/12/2009	2,100	2,096	ING U.S. Funding
			3.44%, 1/27/2009	2,000	1,995
Finance - Auto Loans (4.73%)			1.92%, 2/ 6/2009	2,200	2,196
Paccar Financial			2.60%, 2/ 9/2009	1,700	1,695
3.15%, 1/ 5/2009	2,000	1,999	1.99%, 3/16/2009	2,200	2,191
1.55%, 2/23/2009	2,000	1,996	JP Morgan Chase
1.35%, 3/ 2/2009	1,200	1,197	2.80%, 2/ 2/2009	1,200	1,197
1.40%, 3/ 2/2009	2,200	2,195	1.60%, 2/ 5/2009	2,000	1,997
1.15%, 3/12/2009	2,115	2,110	1.55%, 2/19/2009	2,000	1,996
0.45%, 3/26/2009	1,900	1,898	1.60%, 2/27/2009	2,000	1,995
Toyota Motor Credit			1.60%, 3/ 4/2009	2,000	1,994
3.10%, 1/ 2/2009	2,100	2,100	0.35%, 3/18/2009	2,000	1,999

2.66%, 1/ 5/2009	1,300	1,300			32,623

2.63%, 1/ 8/2009	1,500	1,499
3.10%, 2/ 2/2009	1,400	1,396	Finance - Leasing Company (1.65%)
1.45%, 2/17/2009	1,800	1,797	River Fuel Funding
			2.18%, 1/30/2009	1,000	998
2.24%, 2/17/2009	1,800	1,795
			2.24%, 2/ 2/2009	2,000	1,996
1.15%, 3/27/2009	980	977

			2.37%, 3/13/2009	2,200	2,190
		22,259

			2.55%, 4/30/2009	1,000	991
Finance - Commercial (1.41%)			River Fuel Funding Co
Caterpillar Financial Services Corp			3.33%, 1/30/2009	1,600	1,596

1.20%, 1/12/2009	1,180	1,180			7,771

1.25%, 2/ 4/2009	1,480	1,478
			Finance - Mortgage Loan/Banker (5.85%)
1.20%, 2/11/2009	2,000	1,997
			Fannie Mae Discount Notes
1.25%, 2/12/2009	2,000	1,997	2.85%, 1/21/2009	1,500	1,498

		6,652	2.23%, 1/28/2009	2,000	1,997

Finance - Consumer Loans (3.16%)			2.78%, 1/28/2009	1,500	1,497
HSBC Finance			1.70%, 1/29/2009	2,000	1,997
0.35%, 1/16/2009	2,300	2,300	2.82%, 2/ 9/2009 (a)	1,500	1,495
0.35%, 1/26/2009	2,000	2,000	1.45%, 5/ 5/2009 (a)	2,000	1,990
John Deere Capital Corp			Federal Home Loan Bank Discount Notes
2.50%, 1/ 9/2009	2,000	1,999	2.40%, 1/30/2009	4,000	3,992
2.70%, 1/12/2009	2,000	1,998	2.35%, 2/ 4/2009 (a)	1,000	998
2.75%, 1/27/2009	2,000	1,996	1.40%, 5/ 1/2009 (a)	2,000	1,991
2.85%, 1/27/2009	900	898	Freddie Mac Discount Notes
2.40%, 1/28/2009	960	958	2.05%, 1/ 7/2009	2,000	1,999
2.45%, 2/10/2009	1,700	1,696	2.84%, 1/26/2009	1,500	1,497

See accompanying notes

90

Schedule of Investments
Money Market Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

COMMERCIAL PAPER (continued)			COMMERCIAL PAPER (continued)
Finance - Mortgage Loan/Banker (continued)			Medical - Drugs (0.58%)
Freddie Mac Discount Notes (continued)			Pfizer, Inc.
2.82%, 2/ 2/2009 (a)	$ 1,500 $	1,496	1.20%, 3/18/2009	$ 710 $	708
2.61%, 2/19/2009 (a)	2,100	2,093	0.50%, 5/18/2009	2,000	1,996

2.83%, 3/ 2/2009 (a)	1,500	1,493			2,704

2.90%, 3/16/2009 (a)	1,500	1,491	Money Center Banks (2.35%)

		27,524	BNP Paribas Finance

Finance - Other Services (5.92%)			0.60%, 1/16/2009	1,010	1,010
CRC Funding			3.41%, 1/22/2009	2,100	2,096
1.45%, 1/ 7/2009	2,000	1,999	2.26%, 4/ 1/2009	2,000	1,988
1.40%, 1/20/2009	2,000	1,998	2.11%, 4/ 6/2009	2,000	1,989
1.50%, 2/ 3/2009	2,000	1,997	2.05%, 4/ 9/2009	2,000	1,989
1.60%, 2/13/2009	1,790	1,787	0.77%, 4/30/2009	2,000	1,995

Park Avenue Receivables Company					11,067

1.40%, 1/ 2/2009	1,800	1,800
			Multimedia (1.49%)
1.40%, 1/ 7/2009	2,000	2,000
			Walt Disney Co
2.00%, 1/ 9/2009	2,000	1,999	2.00%, 1/ 7/2009	1,800	1,800
0.85%, 2/ 6/2009	2,200	2,198	1.10%, 3/10/2009	910	908
0.40%, 3/23/2009	2,000	1,998	0.25%, 4/21/2009	2,100	2,098
Private Export Funding			0.30%, 4/22/2009	2,200	2,198

1.95%, 1/14/2009	2,000	1,999
					7,004

0.35%, 3/11/2009	2,000	1,999
1.40%, 3/17/2009	2,000	1,994	Oil Company - Integrated (4.18%)
0.95%, 4/ 3/2009	2,100	2,095	BP Capital Markets PLC
0.90%, 4/ 8/2009	2,000	1,995	2.15%, 1/16/2009	2,000	1,998

		27,858	1.25%, 3/ 6/2009	2,000	1,996

			1.30%, 3/17/2009	1,850	1,845
Food - Miscellaneous/Diversified (2.19%)			1.25%, 3/23/2009	2,000	1,994
Unilever Capital			0.90%, 3/26/2009	2,200	2,195
3.65%, 1/ 8/2009	1,700	1,699
			0.85%, 4/ 7/2009	2,000	1,995
2.90%, 1/12/2009	1,300	1,299
			Chevron Corp
3.40%, 1/14/2009	1,300	1,298	1.15%, 3/13/2009	2,200	2,195
3.85%, 1/23/2009	2,000	1,995	ConocoPhilipps
2.55%, 2/ 6/2009	2,000	1,995	1.30%, 1/14/2009	2,000	1,999
1.20%, 3/ 5/2009	2,000	1,996	0.70%, 1/16/2009	1,800	1,800

		10,282	1.25%, 1/26/2009	1,670	1,669

Gas - Distribution (2.44%)					19,686

GDF Suez			Publicly Traded Investment Fund (3.20%)
2.35%, 2/11/2009	2,200	2,194	JP Morgan Prime Money Market Fund
1.22%, 2/19/2009	2,000	1,997	1.80%, 12/31/2009	10,255	10,255
1.25%, 2/23/2009	1,500	1,497	Merrill Lynch Funds for Instutitions Series -
2.36%, 2/24/2009	595	593	Government Fund
2.00%, 2/25/2009	2,200	2,193	0.78%, 12/31/2009	4,800	4,800

1.04%, 3/ 4/2009	1,000	998			15,055

1.15%, 3/ 4/2009	2,000	1,996	Retail - Discount (0.17%)

		11,468	Wal-Mart Stores

			0.55%, 6/16/2009	780	778
Investment Companies (1.18%)
Columbia Funds Series Trust - Columbia			Special Purpose Entity (22.21%)
Money Market Reserves
1.57%, 12/31/2009	5,540	5,540	American Honda Finance Corp
			2.70%, 1/ 6/2009	1,300	1,300
			2.85%, 1/ 6/2009	1,575	1,574

See accompanying notes		91

Schedule of Investments
Money Market Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

COMMERCIAL PAPER (continued)			COMMERCIAL PAPER (continued)
Special Purpose Entity (continued)			Special Purpose Entity (continued)
American Honda Finance Corp (continued)			Shell Finance
2.90%, 1/29/2009	$ 2,000 $	1,996	1.70%, 4/ 2/2009	$ 1,700 $	1,693
1.40%, 2/18/2009	2,000	1,996	Shell International Finance BV
1.00%, 2/26/2009	550	549	2.30%, 2/20/2009	2,000	1,994
1.00%, 3/10/2009	800	799	1.70%, 4/ 1/2009	2,000	1,992
Australia & New Zealand Banking Co			1.75%, 5/ 4/2009	2,100	2,087
2.50%, 1/13/2009	1,700	1,699	0.30%, 5/ 5/2009	1,700	1,698
2.55%, 3/11/2009	2,000	1,990	1.70%, 5/11/2009	2,000	1,988
Australis & New Zealand Banking Co			Southern Company Funding
2.65%, 3/16/2009	2,000	1,989	2.45%, 1/13/2009	2,000	1,998
CBA Delaware Finance			2.50%, 1/14/2009	2,000	1,998
1.95%, 2/10/2009	2,000	1,996	2.55%, 1/16/2009	1,100	1,099
0.84%, 2/17/2009	1,500	1,498	2.45%, 1/22/2009	2,000	1,997
1.99%, 3/ 3/2009	2,000	1,993	Yorktown Capital
1.90%, 3/ 5/2009	2,000	1,993	0.75%, 1/ 8/2009	2,000	2,000
1.85%, 3/ 9/2009	2,200	2,192	1.40%, 2/ 3/2009	1,240	1,238
Charta LLC			1.40%, 2/13/2009	1,700	1,697
1.30%, 3/11/2009	2,200	2,195	1.40%, 2/19/2009	940	938
0.70%, 3/24/2009	2,000	1,997	1.45%, 2/23/2009	2,000	1,996
Danske Corp			1.50%, 2/24/2009	2,000	1,996
2.75%, 1/23/2009	1,490	1,488	0.85%, 4/ 2/2009	1,600	1,597

3.25%, 1/23/2009	2,000	1,996			104,533

3.04%, 2/ 5/2009	2,100	2,094
2.19%, 2/13/2009	2,000	1,995	Supranational Bank (0.53%)
1.99%, 2/17/2009	1,700	1,696	Corp Andina de Fomento
			2.90%, 1/ 7/2009	1,000	999
3.00%, 2/23/2009	1,500	1,493
			2.94%, 1/13/2009	1,500	1,499

Gemini Securitization Corp

2.90%, 1/ 6/2009	2,000	1,999			2,498

3.10%, 1/21/2009	2,000	1,997	Telephone - Integrated (0.87%)
2.37%, 1/23/2009	2,000	1,997	AT&T Inc
0.75%, 3/ 9/2009	2,000	1,997	2.10%, 1/13/2009	2,100	2,099
0.75%, 3/18/2009	430	429	1.25%, 2/13/2009	2,000	1,997

National Australia Funding					4,096

2.01%, 1/ 2/2009	1,090	1,090	Tobacco (2.00%)
2.61%, 1/27/2009	2,000	1,996	Philip Morris International Inc
1.82%, 2/ 2/2009	1,700	1,697	1.40%, 2/10/2009	1,500	1,498
1.88%, 2/20/2009	2,000	1,995	0.20%, 3/ 2/2009	1,600	1,599
1.48%, 3/31/2009	2,100	2,092	0.25%, 3/ 4/2009	2,300	2,299
Ranger Funding			0.50%, 3/12/2009	2,000	1,998
1.40%, 1/ 5/2009	1,800	1,800	0.70%, 3/26/2009	2,000	1,997

1.50%, 2/18/2009	940	938			9,391

1.40%, 2/20/2009	2,000	1,996
1.40%, 3/17/2009	2,000	1,998	Tools - Hand held (0.42%)
0.50%, 4/ 3/2009	2,000	1,997	Stanley Works
			2.50%, 2/ 4/2009	2,000	1,995

Ranger Funding Co LLC
0.50%, 4/ 6/2009	2,000	1,997	TOTAL COMMERCIAL PAPER	$ 456,238

Sheffield Receivables
2.10%, 1/ 8/2009	2,000	1,999
0.55%, 2/ 4/2009	2,000	1,999
1.50%, 2/ 4/2009	2,000	1,997
0.40%, 2/26/2009	2,000	1,999

See accompanying notes

92

Schedule of Investments
Money Market Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

CERTIFICATE OF DEPOSIT (0.43%)			TAX-EXEMPT BONDS (continued)
Money Center Banks (0.43%)			Iowa (0.21%)
Bank of America N.A.			Iowa Finance Authority
2.35%, 8/28/2009	$ 2,000 $	2,000	2.50%, 3/ 1/2018	$ 400 $	400

TOTAL CERTIFICATE OF DEPOSIT	$ 2,000		Iowa Finance Authority Dexia/Fannie

			Mae/Ginnie Mae
BONDS (0.98%)			6.00%, 1/ 1/2038	600	600

Automobile Sequential (0.26%)					1,000

Honda Auto Receivables Owner Trust
2.92%, 2/18/2009 (b)	249	249	Massachusetts (0.15%)
Hyundai Auto Receivables Trust			Massachusetts Housing Finance Agency/MA
2.85%, 1/15/2009	350	350	JP Morgan Chase
			1.80%, 6/ 1/2034	700	700
Nissan Auto Receivables Owner Trust
2.79%, 6/15/2009	235	235	Michigan (0.11%)
Volkswagen Auto Loan Enhanced Trust			Calvin College JP Morgan Chase
2.84%, 1/20/2009	5	5	3.88%, 10/ 1/2037	500	500
World Omni Auto Receivables Trust
3.00%, 4/15/2009	395	395	Minnesota (0.04%)

		1,234	St Paul Housing & Redevelopment

Commercial Banks (0.21%)			Authority/MN
			2.55%, 1/ 1/2024	200	200
Svenska Handelsbanken AB
4.42%, 1/ 6/2009 (c)	1,000	1,000
			New York (0.15%)

Diversified Financial Services (0.30%)			New York State Housing Finance Agency
			Fannie Mae
IBM International Group Capital LLC			2.90%, 5/15/2033	720	720
2.39%, 2/26/2009 (c)	1,400	1,400
			Pennsylvania (0.16%)
Life & Health Insurance (0.21%)			Montgomery County Industrial Development
Monumental Global Funding III			Authority/PA JP Morgan Chase
4.95%, 1/20/2009 (c)(d)	1,000	1,000	0.67%, 8/ 1/2037	750	750

TOTAL BONDS	$ 4,634

			Washington (0.14%)
TAX-EXEMPT BONDS (1.62%)
			Washington State Housing Finance
California (0.42%)			Commission/WA
California Statewide Communities			1.25%, 7/ 1/2030	465	465
Development Authority Fannie Mae			Washington State Housing Finance
1.30%, 12/15/2036	750	750	Commission/WA Fannie Mae
County of Sacramento CA Bayersiche			1.30%, 5/15/2033	215	215

Landesbank					680
4.75%, 7/ 1/2022	705	705

Los Angeles Community College District/CA			TOTAL TAX-EXEMPT BONDS	$ 7,630

3.05%, 8/ 1/2009	200	200	Total Investments	$ 470,502
San Jose Redevelopment Agency/CA JP			Other Assets in Excess of Liabilities, Net - 0.02%		105
Morgan Chase Bank

1.80%, 8/ 1/2028	325	325	TOTAL NET ASSETS - 100.00%	$ 470,607

		1,980

Colorado (0.15%)			(a) Non-Income Producing Security
Sheridan Redevelopment Agency Citibank NA			(b)	Variable Rate. Rate shown is in effect at December 31, 2008.
2.15%, 12/ 1/2029	700	700	(c)	Security exempt from registration under Rule 144A of the Securities Act
			of 1933. These securities may be resold in transactions exempt from
Indiana (0.09%)			registration, normally to qualified institutional buyers. Unless otherwise
Ball State University/IN			indicated, these securities are not considered illiquid. At the end of the
2.50%, 9/ 1/2031	400	400	period, the value of these securities totaled $3,400 or 0.72% of net
			assets.
			(d) Security is Illiquid

See accompanying notes

93

Schedule of Investments
Money Market Account
December 31, 2008
Portfolio Summary (unaudited)

Sector	Percent

Financial	63.43%
Consumer, Non-cyclical	8.25%
Government	5.85%
Energy	4.18%
Utilities	4.01%
Exchange Traded Funds	3.20%
Communications	2.36%
Basic Materials	2.33%
Industrial	2.21%
Asset Backed Securities	1.59%
Revenue	0.86%
Consumer, Cyclical	0.59%
Insured	0.57%
Technology	0.36%
Tax Allocation	0.15%
General Obligation	0.04%
Other Assets in Excess of Liabilities, Net	0.02%

TOTAL NET ASSETS	100.00%

See accompanying notes

94

Schedule of Investments
Mortgage Securities Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (27.23%)			BONDS (continued)
Finance - Mortgage Loan/Banker (5.92%)			Regional Agencies (0.31%)
Federal Farm Credit Bank			US Department of Housing and Urban
3.70%, 5/15/2013	$ 2,500 $	2,627	Development
Federal Home Loan Banks			6.16%, 8/ 1/2011	$ 480 $	482

6.50%, 8/14/2009	2,045	2,121	TOTAL BONDS	$ 42,154

7.38%, 2/12/2010	2,455	2,634	U.S. GOVERNMENT & GOVERNMENT AGENCY
4.50%, 9/16/2013	1,640	1,787	OBLIGATIONS (66.68%)

		9,169	Federal Home Loan Mortgage Corporation

			(FHLMC) (28.70%)
Mortgage Backed Securities (21.00%)			7.00%, 11/ 1/2012	8	9
Banc of America Mortgage Securities Inc			6.00%, 1/ 1/2013	61	63
4.75%, 8/25/2033	2,866	2,405	7.00%, 1/ 1/2013	21	22
5.50%, 5/25/2034	845	772	6.50%, 11/ 1/2016	88	91
Chase Mortgage Finance Corp			6.00%, 4/ 1/2017	305	316
6.00%, 5/25/2035	1,940	1,485
Countrywide Home Loan Mortgage Pass			6.00%, 4/ 1/2017	253	262
Through Trust			6.00%, 5/ 1/2017	295	306
5.00%, 11/25/2018	1,502	1,467	4.50%, 4/ 1/2018	644	662
5.25%, 5/25/2034	3,275	2,902	5.50%, 11/ 1/2018	788	815
5.75%, 12/25/2035	2,949	2,151	6.50%, 12/ 1/2021	235	246
CS First Boston Mortgage Securities Corp			6.50%, 4/ 1/2022	285	298
5.75%, 4/25/2033	1,338	1,264	6.50%, 5/ 1/2022	187	196
4.50%, 6/25/2033	470	466	6.50%, 5/ 1/2023	42	44
Fannie Mae			5.50%, 6/ 1/2024	1,231	1,266
8.70%, 12/25/2019	14	15	6.50%, 1/ 1/2028	19	20
8.00%, 4/25/2022	137	140	7.00%, 1/ 1/2028	236	248
5.00%, 2/25/2027	624	28	6.50%, 3/ 1/2029	37	39
5.50%, 2/25/2032	2,011	2,062	6.50%, 4/ 1/2029	382	404
7.00%, 4/25/2032	960	991	8.50%, 7/ 1/2029	50	54
Fannie Mae Grantor Trust			8.00%, 12/ 1/2030	18	19
7.30%, 5/25/2010	2,455	2,615
			7.50%, 2/ 1/2031	44	47
Freddie Mac
6.50%, 5/15/2030	2	1	6.00%, 5/ 1/2031	148	154
4.50%, 5/15/2032	657	662	7.00%, 6/ 1/2031	30	31
5.50%, 1/15/2033	1,117	1,160	6.50%, 10/ 1/2031	95	99
5.50%, 4/15/2033 (a)	1,640	1,670	7.00%, 10/ 1/2031	42	44
GSR Mortgage Loan Trust			6.50%, 1/ 1/2032	283	296
5.00%, 5/25/2033	427	424	7.00%, 4/ 1/2032	429	451
6.00%, 2/25/2035	1,456	1,286	6.00%, 9/ 1/2032	236	244
MASTR Alternative Loans Trust			5.50%, 11/ 1/2032	926	952
5.38%, 1/25/2020 (a)	1,270	1,151	5.00%, 2/ 1/2033	1,216	1,247
Prime Mortgage Trust			5.50%, 4/ 1/2033	1,746	1,795
4.75%, 11/25/2019	1,578	1,540	5.00%, 6/ 1/2033	1,282	1,314
4.75%, 10/25/2020 (a)	1,607	1,345	4.50%, 8/ 1/2033	545	554
Residential Funding Mortgage Securities I			4.50%, 8/ 1/2033	636	646
5.50%, 12/25/2033	2,450	2,005	5.00%, 8/ 1/2033	1,895	1,942
Structured Asset Securities Corp			5.00%, 8/ 1/2033	1,933	1,982
5.00%, 5/25/2035	1,526	1,283
			5.50%, 8/ 1/2033	1,499	1,542
Wells Fargo Mortgage Backed Securities Trust
6.00%, 4/25/2037	2,457	1,213	6.00%, 11/ 1/2033	676	701

		32,503	6.00%, 11/ 1/2033	607	629

			5.50%, 12/ 1/2033	1,785	1,832
			6.00%, 12/ 1/2033	774	801
			5.50%, 1/ 1/2034	1,305	1,338

See accompanying notes		95

Schedule of Investments
Mortgage Securities Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

U.S. GOVERNMENT & GOVERNMENT AGENCY			U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS (continued)			OBLIGATIONS (continued)
Federal Home Loan Mortgage Corporation			Federal National Mortgage Association (FNMA)
(FHLMC) (continued)			(continued)
5.00%, 5/ 1/2034	$ 2,457 $	2,515	6.50%, 2/ 1/2033	$ 125 $	130
6.00%, 5/ 1/2034	1,039	1,072	5.50%, 5/ 1/2033	121	126
6.00%, 5/ 1/2034	1,955	2,014	5.50%, 5/ 1/2033	681	702
5.00%, 5/ 1/2035	1,159	1,186	5.50%, 6/ 1/2033	1,393	1,435
4.50%, 6/ 1/2035	2,896	2,940	5.50%, 2/ 1/2034	2,769	2,843
5.00%, 7/ 1/2035	5,294	5,417	6.00%, 2/ 1/2034	133	137
5.50%, 9/ 1/2035	2,310	2,368	5.50%, 4/ 1/2034	313	321
7.00%, 7/ 1/2036	1,855	1,935	5.00%, 6/ 1/2034	1,902	1,946
5.73%, 1/ 1/2037 (a)	933	949	5.50%, 7/ 1/2034	739	757

		44,417	6.50%, 7/ 1/2034	298	311

Federal National Mortgage Association (FNMA) (22.34%)			6.50%, 7/ 1/2034	714	748
6.00%, 12/ 1/2016	318	332	5.50%, 8/ 1/2034	805	826
5.50%, 1/ 1/2017	434	450	5.50%, 9/ 1/2034	2,349	2,411
6.00%, 8/ 1/2017	409	426	5.50%, 11/ 1/2035	2,402	2,465
5.50%, 12/ 1/2017	385	398	6.50%, 2/ 1/2036	1,541	1,603
5.50%, 5/ 1/2018	932	965	6.50%, 5/ 1/2036	1,769	1,840
5.00%, 6/ 1/2018	1,391	1,440	6.00%, 10/ 1/2036 (a)	1,348	1,386
5.00%, 10/ 1/2018	1,182	1,222	6.00%, 4/ 1/2037	2,126	2,191
8.00%, 5/ 1/2022	3	4	6.00%, 5/ 1/2038	1,964	2,024

6.00%, 10/ 1/2022	415	429			34,587

8.50%, 2/ 1/2023	3	3	Finance - Mortgage Loan/Banker (2.50%)
6.50%, 9/ 1/2024	118	122	5.50%, 2/ 1/2038	3,857	3,871
8.00%, 5/ 1/2027	97	103
8.00%, 9/ 1/2027	21	22	Government National Mortgage Association
			(GNMA) (7.28%)
8.50%, 10/ 1/2027	70	75	7.50%, 1/15/2023	3	3
7.00%, 8/ 1/2028	89	94	7.50%, 1/15/2023	3	3
6.50%, 11/ 1/2028	12	12	7.50%, 1/15/2023	5	6
7.00%, 12/ 1/2028	58	61	7.50%, 2/15/2023	2	2
6.50%, 2/ 1/2029	17	18	7.50%, 2/15/2023	5	5
6.50%, 3/ 1/2029	62	65	7.50%, 2/15/2023	9	10
6.50%, 4/ 1/2029	109	114	7.50%, 3/15/2023	5	5
7.00%, 4/ 1/2029	28	30	7.50%, 3/15/2023	12	13
6.50%, 7/ 1/2029	568	599	7.50%, 4/15/2023	35	37
7.50%, 11/ 1/2029	31	33	7.50%, 6/15/2023	6	7
9.00%, 9/ 1/2030	22	24	7.50%, 6/15/2023	18	19
6.50%, 6/ 1/2031	51	54	7.50%, 6/15/2023	1	1
6.50%, 6/ 1/2031	27	28	7.50%, 6/15/2023	19	20
6.00%, 8/ 1/2031	375	388	7.50%, 7/15/2023	2	2
7.00%, 11/ 1/2031	226	239	7.50%, 9/15/2023	10	11
6.50%, 1/ 1/2032	62	65	7.50%, 9/15/2023	6	6
6.50%, 3/ 1/2032	270	281	7.50%, 10/15/2023	33	35
6.50%, 3/ 1/2032	84	88	7.50%, 10/15/2023	17	17
6.50%, 4/ 1/2032	364	380	7.50%, 11/15/2023	14	14
6.50%, 8/ 1/2032	124	130	8.00%, 7/15/2026	3	3
6.50%, 11/ 1/2032	115	120	8.00%, 8/15/2026	8	9
6.50%, 11/ 1/2032	145	152	8.00%, 1/15/2027	4	4
6.50%, 12/ 1/2032	305	318	8.00%, 2/15/2027	1	1
5.50%, 2/ 1/2033	1,067	1,101

See accompanying notes		96

Schedule of Investments
Mortgage Securities Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

U.S. GOVERNMENT & GOVERNMENT AGENCY			REPURCHASE AGREEMENTS (continued)
OBLIGATIONS (continued)			Money Center Banks (continued)
Government National Mortgage Association			Investment in Joint Trading Account;
(GNMA) (continued)			Morgan Stanley Repurchase Agreement;
8.00%, 6/15/2027	$ 1 $	1	0.03% dated 12/31/2008 maturing
7.00%, 1/15/2028	7	8	01/02/2009 (collateralized by Sovereign
7.00%, 1/15/2028	7	7	Agency Issues; $3,672,000; 2.75% -
7.00%, 1/15/2028	32	34	4.38%; dated 03/12/10 - 03/17/10)	$ 3,565 $	3,565

7.00%, 1/15/2028	9	10			12,815

7.00%, 1/15/2028	4	5	TOTAL REPURCHASE AGREEMENTS	$ 12,815

7.00%, 1/15/2029	43	45	Total Investments	$ 158,189
7.00%, 3/15/2029	24	25	Liabilities in Excess of Other Assets, Net - (2.19)%		(3,393)

7.75%, 12/15/2029	17	17
6.50%, 7/15/2032	249	262	TOTAL NET ASSETS - 100.00%	$ 154,796

6.00%, 8/15/2034	1,631	1,687
6.00%, 2/20/2029	61	63	(a)	Variable Rate. Rate shown is in effect at December 31, 2008.
6.50%, 3/20/2031	78	82
6.50%, 4/20/2031	78	82	Unrealized Appreciation (Depreciation)
7.00%, 6/20/2031	39	41	The net federal income tax unrealized appreciation (depreciation) and federal tax cost
6.00%, 5/20/2032 (a)	288	297	of investments held by the account as of the period end were as follows:
5.50%, 7/20/2033	1,280	1,319
			Unrealized Appreciation	$ 3,631
6.00%, 7/20/2033	872	903
			Unrealized Depreciation		(4,609)

5.50%, 2/20/2034	1,091	1,124
			Net Unrealized Appreciation (Depreciation)		(978)
5.50%, 3/20/2034	1,375	1,417
			Cost for federal income tax purposes		159,167
6.50%, 4/20/2034	183	191	All dollar amounts are shown in thousands (000's)
6.00%, 6/20/2038	3,317	3,419

		11,272	Portfolio Summary (unaudited)

U.S. Treasury (5.86%)			Sector		Percent

4.50%, 2/28/2011	1,640	1,773	Mortgage Securities		81.82%
4.00%, 2/15/2014	1,640	1,859	Government		12.09%
4.75%, 5/15/2014	2,865	3,372	Financial		8.28%
			Liabilities in Excess of Other Assets, Net		(2.19%)

4.88%, 8/15/2016	820	980
			TOTAL NET ASSETS		100.00%

4.50%, 2/15/2036	820	1,089

		9,073

TOTAL U.S. GOVERNMENT & GOVERNMENT
AGENCY OBLIGATIONS	$ 103,220

REPURCHASE AGREEMENTS (8.28%)
Money Center Banks (8.28%)
Investment in Joint Trading Account; Bank
of America Repurchase Agreement; 0.01%
dated 12/31/2008 maturing 01/02/2009
(collateralized by US Treasury Note;
$9,435,000; 1.75%; dated 11/15/11)	$ 9,250 $	9,250

See accompanying notes

97

Schedule of Investments
Real Estate Securities Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (95.31%)			COMMON STOCKS (continued)
Private Corrections (0.20%)			REITS - Regional Malls (12.40%)
Corrections Corp of America (a)	15,700 $	257	Macerich Co/The	156,500 $	2,842
			Simon Property Group Inc	203,945	10,836
Real Estate Operator & Developer (0.49%)			Taubman Centers Inc	88,453	2,252

Brookfield Properties Corp	80,800	625			15,930

REITS - Apartments (15.52%)			REITS - Shopping Centers (12.16%)
American Campus Communities Inc	70,435	1,442	Acadia Realty Trust	128,301	1,831
Apartment Investment & Management Co	92,440	1,068	Federal Realty Investment Trust	92,938	5,769
AvalonBay Communities Inc	66,063	4,002	Kimco Realty Corp	146,710	2,682
Equity Residential	122,565	3,655	Saul Centers Inc	33,775	1,334
Essex Property Trust Inc	50,903	3,907	Tanger Factory Outlet Centers	106,325	4,000

Home Properties Inc	90,520	3,675			15,616

Mid-America Apartment Communities Inc	58,653	2,180	REITS - Single Tenant (1.75%)

		19,929	National Retail Properties Inc	130,485	2,243

REITS - Diversified (9.58%)
Colonial Properties Trust	79,100	659	REITS - Storage (9.04%)
Digital Realty Trust Inc	89,120	2,928	Public Storage	146,030	11,609
Duke Realty Corp	49,400	541	REITS - Warehouse & Industrial (3.49%)
Entertainment Properties Trust	60,805	1,812	AMB Property Corp	64,860	1,519
PS Business Parks Inc	17,950	802	EastGroup Properties Inc	8,072	287
Vornado Realty Trust	92,139	5,560	Prologis	192,436	2,673

		12,302			4,479

REITS - Healthcare (15.20%)			TOTAL COMMON STOCKS	$ 122,382

HCP Inc	149,472	4,151
Health Care REIT Inc	97,722	4,124		Principal
LTC Properties Inc	15,310	310		Amount	Value
				(000's)	(000's)

Nationwide Health Properties Inc	114,440	3,287
Omega Healthcare Investors Inc	103,700	1,656	CONVERTIBLE BONDS (0.46%)
Ventas Inc	178,360	5,987	REITS - Apartments (0.25%)

			BRE Properties Inc
		19,515	4.13%, 8/15/2026	$ 223	165

REITS - Hotels (4.17%)			UDR Inc
DiamondRock Hospitality Co	78,400	398	4.00%, 12/15/2035	203	160

Hospitality Properties Trust	53,300	793			325

Host Hotels & Resorts Inc	478,371	3,621	REITS - Shopping Centers (0.21%)
LaSalle Hotel Properties	26,090	288	Acadia Realty Trust
Sunstone Hotel Investors Inc	41,203	255	3.75%, 12/15/2026	188	137

		5,355	Weingarten Realty Investors

			3.95%, 8/ 1/2026	188	130

REITS - Manufactured Homes (1.32%)
Equity Lifestyle Properties Inc	44,048	1,690			267

			TOTAL CONVERTIBLE BONDS	$ 592

REITS - Office Property (9.99%)
Alexandria Real Estate Equities Inc	50,288	3,034	SHORT TERM INVESTMENTS (2.87%)
Boston Properties Inc	117,515	6,463	Commercial Paper (2.87%)
			Investment in Joint Trade Account; HSBC
Douglas Emmett Inc	79,389	1,037	Funding
Mack-Cali Realty Corp	23,060	565	0.05%, 1/ 2/2009	$ 1,841 $	1,841
SL Green Realty Corp	66,900	1,733

		12,832

See accompanying notes

98

		Schedule of Investments
	Real Estate Securities Account
		December 31, 2008

	Principal
	Amount	Value
	(000's)	(000's)

SHORT TERM INVESTMENTS (continued)
Commercial Paper (continued)
Investment in Joint Trading Account;
Prudential Funding
0.05%, 1/ 2/2009	$ 1,842 $	1,842

		3,683

TOTAL SHORT TERM INVESTMENTS	$ 3,683

Total Investments	$ 126,657
Other Assets in Excess of Liabilities, Net - 1.36%		1,747

TOTAL NET ASSETS - 100.00%	$ 128,404

(a) Non-Income Producing Security

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 4,016
Unrealized Depreciation		(54,992)

Net Unrealized Appreciation (Depreciation)		(50,976)
Cost for federal income tax purposes		177,633
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

REIT		Percent

REITS - Apartments		15.77%
REITS - Healthcare		15.20%
REITS - Regional Malls		12.41%
REITS - Shopping Centers		12.37%
REITS - Office Property		9.99%
REITS - Diversified		9.58%
REITS - Storage		9.04%
REITS - Hotels		4.17%
REITS - Warehouse & Industrial		3.49%
REITS - Single Tenant		1.75%
Finance - Other Services		1.43%
Special Purpose Entity		1.43%
REITS - Manufactured Homes		1.32%
Real Estate Operator & Developer		0.49%
Private Corrections		0.20%
Other Assets in Excess of Liabilities, Net		1.36%

TOTAL NET ASSETS		100.00%

See accompanying notes

99

		Schedule of Investments
		SAM Balanced Portfolio
		December 31, 2008

	Shares	Value
	Held	(000's)

INVESTMENT COMPANIES (100.00%)
Principal Funds, Inc. Institutional Class (22.67%)
Disciplined LargeCap Blend Fund (a)	3,262,198 $	29,882
High Yield Fund (a)	3,511,667	21,000
LargeCap Growth Fund II (a)(b)	7,955,588	43,994
Preferred Securities Fund (a)	2,776,416	18,685

		113,561

Principal Variable Contracts Fund, Inc.
Class 1 (77.33%)
Diversified International Account (a)	3,448,542	31,899
Equity Income Account (a)	5,320,562	61,718
Income Account (a)	5,577,507	52,205
International Emerging Markets Account (a)	1,114,374	9,974
LargeCap Growth Account (a)	4,318,143	43,786
LargeCap Value Account III (a)	3,664,566	27,448
MidCap Stock Account (a)	2,109,375	17,044
Money Market Account (a)	2,947,110	2,947
Mortgage Securities Account (a)	7,227,529	74,299
Real Estate Securities Account (a)	1,587,036	13,887
Short-Term Income Account (a)	5,359,722	12,917
SmallCap Growth Account II (a)(b)	1,359,197	9,079
SmallCap Value Account I (a)	983,726	9,355
West Coast Equity Account (a)	1,386,357	20,865

		387,423

TOTAL INVESTMENT COMPANIES	$ 500,984

Total Investments	$ 500,984
Liabilities in Excess of Other Assets, Net - 0.00%		(6)

TOTAL NET ASSETS - 100.00%	$ 500,978

(a) Affiliated Security
(b) Non-Income Producing Security

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 9,394
Unrealized Depreciation		(123,321)

Net Unrealized Appreciation (Depreciation)		(113,927)
Cost for federal income tax purposes		614,911
All dollar amounts are shown in thousands (000's)

	Portfolio Summary (unaudited)

Fund Type		Percent

Domestic Equity Funds		55.30%
Fixed Income Funds		36.34%
International Equity Funds		8.36%
Liabilities in Excess of Other Assets, Net		0.00%

TOTAL NET ASSETS		100.00%

See accompanying notes

100

Schedule of Investments
SAM Balanced Portfolio
December 31, 2008

Affiliated Securities

	December 31, 2007		Purchases		Sales		December 31, 2008

	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)

Disciplined LargeCap Blend Fund	3,667,094 $	61,722	1,172,630	$ 14,342	1,577,526	$ 19,629	3,262,198 $	49,200
Diversified International Account	2,251,259	35,382	1,712,727	23,396	515,444	9,691	3,448,542	48,189
Equity Income Account	4,660,700	59,881	2,055,555	31,513	1,395,693	22,472	5,320,562	66,994
High Yield Fund	3,332,229	25,387	1,064,555	8,035	885,117	6,821	3,511,667	26,178
Income Account	6,967,874	67,049	1,187,164	11,977	2,577,531	25,914	5,577,507	52,917
International Emerging Markets	495,745	10,541	723,439	10,146	104,810	2,470	1,114,374	18,190
Account
LargeCap Growth Account	4,949,885	54,418	1,402,972	18,591	2,034,714	29,860	4,318,143	45,414
LargeCap Growth Fund II	4,644,177	41,798	4,257,267	29,397	945,856	7,656	7,955,588	62,616
LargeCap Value Account III	-	-	3,664,566	31,407	-	-	3,664,566	31,407
MidCap Stock Account	1,325,977	13,374	1,118,653	11,792	335,255	4,469	2,109,375	20,989
Money Market Account	6,954,317	6,954	745,700	746	4,752,907	4,753	2,947,110	2,947
Mortgage Securities Account	10,680,103	107,605	1,460,068	14,963	4,912,642	50,848	7,227,529	71,126
Preferred Securities Fund	2,174,626	20,660	1,136,355	8,839	534,565	4,952	2,776,416	24,362
Real Estate Securities Account	684,197	13,009	1,042,387	12,229	139,548	2,672	1,587,036	22,356
Short-Term Income Account	13,408,194	33,237	1,752,685	4,410	9,801,157	24,364	5,359,722	13,137
SmallCap Growth Account II	904,715	5,015	627,213	5,170	172,731	1,701	1,359,197	8,877
SmallCap Value Account I	429,951	7,620	644,805	7,422	91,030	1,308	983,726	13,420
West Coast Equity Account	1,246,680	18,469	527,083	10,310	387,406	8,210	1,386,357	20,907

	$ 582,121			$ 254,685		$ 227,790	$ 599,226

					Realized Gain/Loss		Realized Gain/Loss from
		Dividends			on Investments		Other Investment Companies
		(000's)		(000's)			(000's)

Disciplined LargeCap Blend Fund	$ 611			$ (7,235)			$ -
Diversified International Account		2,638			(898)			6,201
Equity Income Account		3,152			(1,928)			3,950
High Yield Fund		2,007			(423)			-
Income Account		4,498			(195)			82
International Emerging Markets Account			1,893		(27)			1,563
LargeCap Growth Account			339		2,265			-
LargeCap Growth Fund II			281		(923)			-
LargeCap Value Account III			-		-			-
MidCap Stock Account			414		292			4,123
Money Market Account			150		-			-
Mortgage Securities Account		6,152			(594)			-
Preferred Securities Fund		1,336			(185)			-
Real Estate Securities Account			309		(210)			3,556
Short-Term Income Account			910		(146)			-
SmallCap Growth Account II			-		393			-
SmallCap Value Account I			219		(314)			459
West Coast Equity Account			376		338			2,416

	$ 25,285			$ (9,790)			$ 22,350

See accompanying notes

101

		Schedule of Investments
	SAM Conservative Balanced Portfolio
		December 31, 2008

	Shares	Value
	Held	(000's)

INVESTMENT COMPANIES (99.99%)
Principal Funds, Inc. Institutional Class (21.06%)
Disciplined LargeCap Blend Fund (a)	386,315 $	3,538
High Yield Fund (a)	1,003,477	6,001
LargeCap Growth Fund II (a)(b)	985,146	5,448
Preferred Securities Fund (a)	636,254	4,282

		19,269

Principal Variable Contracts Fund, Inc.
Class 1 (78.93%)
Diversified International Account (a)	435,293	4,026
Equity Income Account (a)	621,971	7,215
Income Account (a)	1,637,345	15,326
International Emerging Markets Account (a)	152,394	1,364
LargeCap Growth Account (a)	531,203	5,386
LargeCap Value Account III (a)	420,396	3,149
MidCap Stock Account (a)	288,704	2,333
Money Market Account (a)	666,831	667
Mortgage Securities Account (a)	1,978,172	20,336
Real Estate Securities Account (a)	188,829	1,652
Short-Term Income Account (a)	2,357,758	5,682
SmallCap Growth Account II (a)(b)	193,558	1,293
SmallCap Value Account I (a)	120,968	1,150
West Coast Equity Account (a)	176,993	2,664

		72,243

TOTAL INVESTMENT COMPANIES	$ 91,512

Total Investments	$ 91,512
Other Assets in Excess of Liabilities, Net - 0.01%		11

TOTAL NET ASSETS - 100.00%	$ 91,523

(a) Affiliated Security
(b) Non-Income Producing Security

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 1,019
Unrealized Depreciation		(18,503)

Net Unrealized Appreciation (Depreciation)		(17,484)
Cost for federal income tax purposes		108,996
All dollar amounts are shown in thousands (000's)

	Portfolio Summary (unaudited)

Fund Type		Percent

Fixed Income Funds		57.14%
Domestic Equity Funds		36.96%
International Equity Funds		5.89%
Other Assets in Excess of Liabilities, Net		0.01%

TOTAL NET ASSETS		100.00%

See accompanying notes

102

Schedule of Investments
SAM Conservative Balanced Portfolio
December 31, 2008

Affiliated Securities

	December 31, 2007		Purchases		Sales		December 31, 2008

	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)

Disciplined LargeCap Blend Fund	264,654 $	4,438	287,936	$ 3,458	166,275	$ 2,130	386,315 $	5,065
Diversified International Account	175,377	2,734	330,869	4,490	70,953	1,276	435,293	5,796
Equity Income Account	349,485	4,826	455,459	6,836	182,973	2,960	621,971	8,408
High Yield Fund	556,878	4,346	689,841	4,971	243,242	1,826	1,003,477	7,294
Income Account	1,308,193	13,298	969,038	9,633	639,886	6,431	1,637,345	16,167
International Emerging Markets	40,976	901	132,982	1,817	21,564	397	152,394	2,164
Account
LargeCap Growth Account	357,371	3,962	368,933	5,003	195,101	2,961	531,203	5,834
LargeCap Growth Fund II	350,050	3,164	809,408	5,829	174,312	1,301	985,146	7,410
LargeCap Value Account III	-	-	427,594	3,903	7,198	53	420,396	3,830
MidCap Stock Account	118,755	1,469	228,274	2,380	58,325	715	288,704	2,943
Money Market Account	818,505	819	750,839	751	902,513	903	666,831	667
Mortgage Securities Account	1,925,309	19,855	1,113,210	11,519	1,060,347	11,004	1,978,172	20,096
Preferred Securities Fund	298,505	2,813	486,130	3,871	148,381	1,212	636,254	5,265
Real Estate Securities Account	55,543	1,105	162,074	1,907	28,788	461	188,829	2,401
Short-Term Income Account	2,338,237	5,831	1,363,759	3,396	1,344,238	3,361	2,357,758	5,801
SmallCap Growth Account II	69,393	388	158,933	1,317	34,768	315	193,558	1,348
SmallCap Value Account I	24,797	433	106,663	1,297	10,492	138	120,968	1,543
West Coast Equity Account	102,376	1,677	125,502	2,393	50,885	1,067	176,993	2,874

	$ 72,059			$ 74,771		$ 38,511	$ 104,906

					Realized Gain/Loss		Realized Gain/Loss from
		Dividends			on Investments		Other Investment Companies
		(000's)		(000's)			(000's)

Disciplined LargeCap Blend Fund	$ 75			$ (701)			$ -
Diversified International Account			242		(152)			569
Equity Income Account			276		(294)			347
High Yield Fund			416		(197)			-
Income Account			996		(333)			18
International Emerging Markets Account			181		(157)			150
LargeCap Growth Account			29		(170)			-
LargeCap Growth Fund II			34		(282)			-
LargeCap Value Account III			-		(20)			-
MidCap Stock Account			43		(191)			432
Money Market Account			21		-			-
Mortgage Securities Account		1,320			(274)			-
Preferred Securities Fund			254		(207)			-
Real Estate Securities Account			28		(150)			324
Short-Term Income Account			181		(65)			-
SmallCap Growth Account II			-		(42)			-
SmallCap Value Account I			15		(49)			30
West Coast Equity Account			36		(129)			231

	$ 4,147			$ (3,413)			$ 2,101

See accompanying notes

103

		Schedule of Investments
	SAM Conservative Growth Portfolio
		December 31, 2008

	Shares	Value
	Held	(000's)

INVESTMENT COMPANIES (99.98%)
Principal Funds, Inc. Institutional Class (23.04%)
Disciplined LargeCap Blend Fund (a)	1,410,866 $	12,924
High Yield Fund (a)	856,699	5,123
LargeCap Growth Fund II (a)(b)	3,359,540	18,578
Preferred Securities Fund (a)	514,412	3,462

		40,087

Principal Variable Contracts Fund, Inc.
Class 1 (76.94%)
Diversified International Account (a)	1,654,500	15,304
Equity Income Account (a)	2,500,238	29,003
Income Account (a)	746,913	6,991
International Emerging Markets Account (a)	461,656	4,132
LargeCap Growth Account (a)	1,920,300	19,472
LargeCap Value Account III (a)	1,514,865	11,346
MidCap Stock Account (a)	1,162,321	9,392
Money Market Account (a)	1,225,659	1,226
Mortgage Securities Account (a)	1,142,046	11,740
Real Estate Securities Account (a)	661,608	5,789
Short-Term Income Account (a)	470,924	1,134
SmallCap Growth Account II (a)(b)	579,203	3,869
SmallCap Value Account I (a)	408,349	3,883
West Coast Equity Account (a)	702,473	10,572

		133,853

TOTAL INVESTMENT COMPANIES	$ 173,940

Total Investments	$ 173,940
Other Assets in Excess of Liabilities, Net - 0.02%		32

TOTAL NET ASSETS - 100.00%	$ 173,972

(a) Affiliated Security
(b) Non-Income Producing Security

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 3,911
Unrealized Depreciation		(59,128)

Net Unrealized Appreciation (Depreciation)		(55,217)
Cost for federal income tax purposes		229,157
All dollar amounts are shown in thousands (000's)

	Portfolio Summary (unaudited)

Fund Type		Percent

Domestic Equity Funds		71.75%
Fixed Income Funds		17.06%
International Equity Funds		11.17%
Other Assets in Excess of Liabilities, Net		0.02%

TOTAL NET ASSETS		100.00%

See accompanying notes

104

Schedule of Investments
SAM Conservative Growth Portfolio
December 31, 2008

Affiliated Securities

	December 31, 2007		Purchases		Sales		December 31, 2008

	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)

Disciplined LargeCap Blend Fund	2,666,645 $	44,867	154,097	$ 2,004	1,409,876	$ 17,646	1,410,866 $	22,860
Diversified International Account	1,743,173	29,568	479,990	7,719	568,663	10,247	1,654,500	25,624
Equity Income Account	3,344,770	42,190	427,300	6,984	1,271,832	20,324	2,500,238	29,008
High Yield Fund	1,139,291	8,487	141,024	1,062	423,616	3,225	856,699	6,234
Income Account	1,639,096	15,615	126,734	1,256	1,018,917	10,089	746,913	6,927
International Emerging Markets	381,924	8,315	179,509	3,084	99,777	2,319	461,656	8,979
Account
LargeCap Growth Account	3,796,190	45,460	119,478	1,826	1,995,368	29,158	1,920,300	21,441
LargeCap Growth Fund II	2,536,041	22,870	1,502,532	10,475	679,033	5,511	3,359,540	27,183
LargeCap Value Account III	-	-	1,514,865	13,616	-	-	1,514,865	13,616
MidCap Stock Account	1,180,148	11,848	376,049	4,320	393,876	5,194	1,162,321	11,872
Money Market Account	3,206,622	3,207	367,076	367	2,348,039	2,348	1,225,659	1,226
Mortgage Securities Account	2,584,324	25,823	170,161	1,720	1,612,439	16,740	1,142,046	11,043
Preferred Securities Fund	602,406	5,699	138,639	1,050	226,633	2,098	514,412	4,576
Real Estate Securities Account	563,725	11,123	284,448	3,866	186,565	3,386	661,608	10,893
Short-Term Income Account	2,781,143	6,931	189,218	474	2,499,437	6,210	470,924	1,171
SmallCap Growth Account II	668,450	3,758	78,033	684	167,280	1,667	579,203	3,299
SmallCap Value Account I	365,914	6,447	145,751	1,811	103,316	1,482	408,349	6,419
West Coast Equity Account	989,326	14,096	130,020	2,778	416,873	8,745	702,473	9,477

	$ 306,304			$ 65,096		$ 146,389	$ 221,848

					Realized Gain/Loss		Realized Gain/Loss from
		Dividends			on Investments		Other Investment Companies
		(000's)		(000's)			(000's)

Disciplined LargeCap Blend Fund	$ 273			$ (6,365)			$ -
Diversified International Account		1,780			(1,416)			4,184
Equity Income Account		1,929			158			2,418
High Yield Fund			582		(90)			-
Income Account			900		145			16
International Emerging Markets Account		1,248			(101)			1,031
LargeCap Growth Account			221		3,313			-
LargeCap Growth Fund II			122		(651)			-
LargeCap Value Account III			-		-			-
MidCap Stock Account			319		898			3,176
Money Market Account			67		-			-
Mortgage Securities Account		1,252			240			-
Preferred Securities Fund			288		(75)			-
Real Estate Securities Account			219		(710)			2,523
Short-Term Income Account			173		(24)			-
SmallCap Growth Account II			-		524			-
SmallCap Value Account I			157		(357)			328
West Coast Equity Account			256		1,348			1,646

	$ 9,786			$ (3,163)			$ 15,322

See accompanying notes

105

		Schedule of Investments
	SAM Flexible Income Portfolio
		December 31, 2008

	Shares	Value
	Held	(000's)

INVESTMENT COMPANIES (100.21%)
Principal Funds, Inc. Institutional Class (20.09%)
Disciplined LargeCap Blend Fund (a)	345,594 $	3,166
High Yield Fund (a)	1,508,947	9,023
LargeCap Growth Fund II (a)(b)	902,893	4,993
Preferred Securities Fund (a)	1,170,414	7,877

		25,059

Principal Variable Contracts Fund, Inc.
Class 1 (80.12%)
Diversified International Account (a)	396,970	3,672
Equity Income Account (a)	503,361	5,839
Income Account (a)	2,783,011	26,049
International Emerging Markets Account (a)	108,708	973
LargeCap Growth Account (a)	481,013	4,877
LargeCap Value Account III (a)	700,575	5,247
MidCap Stock Account (a)	370,516	2,994
Money Market Account (a)	318,136	318
Mortgage Securities Account (a)	3,192,288	32,817
Real Estate Securities Account (a)	212,097	1,856
Short-Term Income Account (a)	4,961,239	11,957
SmallCap Growth Account II (a)(b)	153,233	1,024
SmallCap Value Account I (a)	113,077	1,075
West Coast Equity Account (a)	83,719	1,260

		99,958

TOTAL INVESTMENT COMPANIES	$ 125,017

Total Investments	$ 125,017
Liabilities in Excess of Other Assets, Net - (0.21)%		(266)

TOTAL NET ASSETS - 100.00%	$ 124,751

(a) Affiliated Security
(b) Non-Income Producing Security

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 2,671
Unrealized Depreciation		(17,342)

Net Unrealized Appreciation (Depreciation)		(14,671)
Cost for federal income tax purposes		139,688
All dollar amounts are shown in thousands (000's)

	Portfolio Summary (unaudited)

Fund Type		Percent

Fixed Income Funds		70.57%
Domestic Equity Funds		25.92%
International Equity Funds		3.72%
Liabilities in Excess of Other Assets, Net		(0.21%)

TOTAL NET ASSETS		100.00%

See accompanying notes

106

Schedule of Investments
SAM Flexible Income Portfolio
December 31, 2008

Affiliated Securities

	December 31, 2007		Purchases		Sales		December 31, 2008

	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)

Disciplined LargeCap Blend Fund	543,510 $	9,159	263,325	$ 3,391	461,241	$ 5,781	345,594 $	4,695
Diversified International Account	231,452	5,029	281,434	3,684	115,916	2,142	396,970	6,165
Equity Income Account	432,558	4,959	318,288	4,623	247,485	4,037	503,361	5,736
High Yield Fund	1,200,481	8,619	855,462	6,175	546,996	4,301	1,508,947	10,490
Income Account	3,506,911	34,691	1,060,279	10,673	1,784,179	18,363	2,783,011	27,001
International Emerging Markets	49,925	1,337	82,532	1,134	23,749	540	108,708	1,834
Account
LargeCap Growth Account	469,799	4,619	288,622	3,711	277,408	4,239	481,013	4,524
LargeCap Growth Fund II	562,465	5,072	609,200	4,223	268,772	2,138	902,893	6,858
LargeCap Value Account III	-	-	717,238	6,154	16,663	122	700,575	5,986
MidCap Stock Account	215,190	2,276	259,387	2,616	104,061	1,410	370,516	3,546
Money Market Account	1,702,973	1,703	590,429	590	1,975,266	1,975	318,136	318
Mortgage Securities Account	4,475,400	45,751	1,066,590	11,087	2,349,702	24,701	3,192,288	31,983
Preferred Securities Fund	682,591	6,582	855,058	6,411	367,235	3,155	1,170,414	9,436
Real Estate Securities Account	65,863	1,277	188,265	2,037	42,031	654	212,097	2,479
Short-Term Income Account	8,010,222	19,983	1,679,203	4,217	4,728,186	11,909	4,961,239	12,116
SmallCap Growth Account II	100,211	469	103,557	799	50,535	485	153,233	844
SmallCap Value Account I	51,340	910	87,070	953	25,333	351	113,077	1,412
West Coast Equity Account	80,449	988	49,323	921	46,053	985	83,719	1,048

	$ 153,424			$ 73,399		$ 87,288	$ 136,471

					Realized Gain/Loss		Realized Gain/Loss from
		Dividends			on Investments		Other Investment Companies
		(000's)		(000's)			(000's)

Disciplined LargeCap Blend Fund	$ 67			$ (2,074)			$ -
Diversified International Account			244		(406)			575
Equity Income Account			261		191			327
High Yield Fund			729		(3)			-
Income Account		2,016			-			37
International Emerging Markets Account			164		(97)			136
LargeCap Growth Account			28		433			-
LargeCap Growth Fund II			33		(299)			-
LargeCap Value Account III			-		(46)			-
MidCap Stock Account			60		64			598
Money Market Account			33		-			-
Mortgage Securities Account		2,292			(154)			-
Preferred Securities Fund			471		(402)			-
Real Estate Securities Account			27		(181)			307
Short-Term Income Account			471		(175)			-
SmallCap Growth Account II			-		61			-
SmallCap Value Account I			24		(100)			50
West Coast Equity Account			22		124			139

	$ 6,942			$ (3,064)			$ 2,169

See accompanying notes

107

		Schedule of Investments
	SAM Strategic Growth Portfolio
		December 31, 2008

	Shares	Value
	Held	(000's)

INVESTMENT COMPANIES (99.64%)
Principal Funds, Inc. Institutional Class (25.40%)
Disciplined LargeCap Blend Fund (a)	923,300 $	8,457
High Yield Fund (a)	658,659	3,939
LargeCap Growth Fund II (a)(b)	2,037,475	11,267

		23,663

Principal Variable Contracts Fund, Inc.
Class 1 (74.24%)
Diversified International Account (a)	1,022,064	9,454
Equity Income Account (a)	1,432,188	16,613
International Emerging Markets Account (a)	313,960	2,810
LargeCap Growth Account (a)	1,085,144	11,003
LargeCap Value Account III (a)	1,052,679	7,885
MidCap Stock Account (a)	713,941	5,769
Money Market Account (a)	391,750	392
Real Estate Securities Account (a)	375,859	3,289
Short-Term Income Account (a)	175,924	424
SmallCap Growth Account II (a)(b)	374,489	2,503
SmallCap Value Account I (a)	267,440	2,543
West Coast Equity Account (a)	431,124	6,488

		69,173

TOTAL INVESTMENT COMPANIES	$ 92,836

Total Investments	$ 92,836
Other Assets in Excess of Liabilities, Net - 0.36%		333

TOTAL NET ASSETS - 100.00%	$ 93,169

(a) Affiliated Security
(b) Non-Income Producing Security

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 1,871
Unrealized Depreciation		(37,793)

Net Unrealized Appreciation (Depreciation)		(35,922)
Cost for federal income tax purposes		128,758
All dollar amounts are shown in thousands (000's)

	Portfolio Summary (unaudited)

Fund Type		Percent

Domestic Equity Funds		81.38%
International Equity Funds		13.16%
Fixed Income Funds		5.10%
Other Assets in Excess of Liabilities, Net		0.36%

TOTAL NET ASSETS		100.00%

See accompanying notes

108

Schedule of Investments
SAM Strategic Growth Portfolio
December 31, 2008

Affiliated Securities

	December 31, 2007		Purchases		Sales		December 31, 2008

	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)

Disciplined LargeCap Blend Fund	2,134,095 $	35,939	206,404	$ 2,772	1,417,199	$ 17,898	923,300 $	14,574
Diversified International Account	1,184,948	21,221	358,187	5,724	521,071	9,873	1,022,064	16,093
Equity Income Account	2,255,487	33,488	345,854	5,744	1,169,153	19,179	1,432,188	18,101
High Yield Fund	996,749	7,870	146,850	1,116	484,940	3,785	658,659	4,961
International Emerging Markets	257,558	5,601	164,898	2,492	108,496	2,585	313,960	5,554
Account
LargeCap Growth Account	2,381,675	29,326	176,749	2,645	1,473,280	21,899	1,085,144	12,112
LargeCap Growth Fund II	2,073,555	18,697	835,111	5,797	871,191	6,971	2,037,475	16,608
LargeCap Value Account III	-	-	1,054,605	9,175	1,926	14	1,052,679	9,156
MidCap Stock Account	879,768	9,577	274,794	3,164	440,621	5,872	713,941	7,234
Money Market Account	2,210,994	2,211	109,692	110	1,928,936	1,929	391,750	392
Real Estate Securities Account	337,437	6,928	186,196	2,427	147,774	2,764	375,859	5,978
Short-Term Income Account	912,343	2,274	32,150	80	768,569	1,924	175,924	438
SmallCap Growth Account II	448,418	2,859	108,802	942	182,731	1,795	374,489	2,326
SmallCap Value Account I	295,804	5,235	98,630	1,235	126,994	1,806	267,440	4,200
West Coast Equity Account	741,981	11,655	108,549	2,379	419,406	8,936	431,124	5,738

	$ 192,881			$ 45,802		$ 107,230	$ 123,465

					Realized Gain/Loss		Realized Gain/Loss from
		Dividends			on Investments		Other Investment Companies
		(000's)		(000's)			(000's)

Disciplined LargeCap Blend Fund	$ 178			$ (6,239)			$ -
Diversified International Account		1,002			(979)			2,355
Equity Income Account		1,061			(1,952)			1,329
High Yield Fund			454		(240)			-
International Emerging Markets Account			683		46			564
LargeCap Growth Account			115		2,040			-
LargeCap Growth Fund II			74		(915)			-
LargeCap Value Account III			-		(5)			-
MidCap Stock Account			193		365			1,927
Money Market Account			39		-			-
Real Estate Securities Account			110		(613)			1,266
Short-Term Income Account			43		8			-
SmallCap Growth Account II			-		320			-
SmallCap Value Account I			105		(464)			219
West Coast Equity Account			157		640			1,013

	$ 4,214			$ (7,988)			$ 8,673

See accompanying notes

109

Schedule of Investments
Short-Term Income Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (83.60%)			BONDS (continued)
Agricultural Operations (2.31%)			Finance - Commercial (0.78%)
Cargill Inc			Caterpillar Financial Services Corp
5.20%, 1/22/2013 (a)	$ 1,000 $	916	4.85%, 12/ 7/2012	$ 325 $	308

Asset Backed Securities (0.21%)			Finance - Consumer Loans (1.91%)
Atlantic City Electric Transition Funding LLC			John Deere Capital Corp
2.89%, 7/20/2011	74	74	4.95%, 12/17/2012	775	757
Green Tree Home Improvement Loan Trust
7.45%, 9/15/2025	13	10	Finance - Mortgage Loan/Banker (5.14%)

		84	Fannie Mae

			4.88%, 5/18/2012	810	882
Chemicals - Diversified (1.27%)			Freddie Mac
EI Du Pont de Nemours & Co			4.75%, 11/ 3/2009	1,120	1,156

5.00%, 7/15/2013	500	503			2,038

Commercial Banks (2.61%)			Food - Miscellaneous/Diversified (1.26%)
SunTrust Bank/Atlanta GA			Kellogg Co
3.00%, 11/16/2011	1,000	1,034	5.13%, 12/ 3/2012	500	500

Commercial Services - Finance (1.94%)			Gas - Distribution (0.68%)
Western Union Co/The			Sempra Energy
5.40%, 11/17/2011	800	769	4.75%, 5/15/2009	275	272

Consumer Products - Miscellaneous (0.25%)			Industrial Gases (0.48%)
Clorox Co			Air Products & Chemicals Inc
5.00%, 3/ 1/2013	100	99	4.15%, 2/ 1/2013	200	192

Diversified Banking Institutions (0.98%)			Medical - Biomedical/Gene (2.52%)
Citigroup Inc			Amgen Inc
5.50%, 8/27/2012	400	388	4.00%, 11/18/2009	1,000	999

Diversified Financial Services (2.00%)			Medical - HMO (0.94%)
General Electric Capital Corp			UnitedHealth Group Inc
5.72%, 8/22/2011	800	791	4.88%, 2/15/2013	400	373

Diversified Manufacturing Operations (1.01%)			Mortgage Backed Securities (28.26%)
Honeywell International Inc			Banc of America Funding Corp
4.25%, 3/ 1/2013	400	399	5.75%, 3/25/2036	776	627
			Banc of America Mortgage Securities Inc
Electric - Integrated (4.17%)			4.75%, 8/25/2033	811	681
Pacific Gas & Electric Co			Bear Stearns Commercial Mortgage Securities
3.60%, 3/ 1/2009	275	274	Inc
Texas-New Mexico Power Co			5.82%, 5/14/2016 (a)	1,000	1,004
6.25%, 1/15/2009	600	598	Chase Mortgage Finance Corp
Virginia Electric and Power Co			5.50%, 5/25/2035	447	386
5.10%, 11/30/2012	800	782	Countrywide Home Loan Mortgage Pass

		1,654	Through Trust

			5.50%, 10/25/2035	847	830
Finance (0.19%)			CS First Boston Mortgage Securities Corp
Green Tree Financial Corp			6.00%, 12/25/2033	278	256
7.70%, 9/15/2026	65	31	Fannie Mae
Mid-State Trust			6.00%, 2/25/2031	1,578	1,623
8.33%, 4/ 1/2030	49	43	5.00%, 11/25/2035	399	409

		74	Freddie Mac

			4.25%, 6/15/2027	5	5
			5.50%, 10/15/2027	768	788

See accompanying notes		110

Schedule of Investments
Short-Term Income Account
December 31, 2008

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			BONDS (continued)
Mortgage Backed Securities (continued)			Savings & Loans - Thrifts (0.00%)
Freddie Mac (continued)			Washington Mutual Bank/Henderson NV
6.00%, 9/15/2029	$ 938 $	965	0.00%, 1/15/2013 (b)	$ 200 $	-
4.50%, 5/15/2030	810	812
Ginnie Mae			Steel - Producers (2.77%)
4.50%, 8/20/2032	279	282	Nucor Corp
GSR Mortgage Loan Trust			5.00%, 12/ 1/2012	1,125	1,098
6.00%, 2/25/2035	356	314
6.00%, 6/25/2036	569	446	Telephone - Integrated (3.43%)
Lehman Mortgage Trust			AT&T Inc
5.75%, 4/25/2036	935	856	4.95%, 1/15/2013	475	478
Residential Asset Securitization Trust			Koninklijke KPN NV
6.00%, 5/25/2036	613	311	8.00%, 10/ 1/2010	875	883

Residential Funding Mortgage Securities I					1,361

5.50%, 9/25/2036	770	606	Textile - Home Furnishings (1.10%)

		11,201	Mohawk Industries Inc

Multimedia (1.23%)			7.20%, 4/15/2012	475	435
Walt Disney Co/The
4.70%, 12/ 1/2012	475	489	Transport - Rail (0.76%)
			Canadian National Railway Co
Oil Company - Exploration & Production (1.58%)			4.25%, 8/ 1/2009	300	300
Apache Corp
6.25%, 4/15/2012	600	628	Transport - Services (1.04%)
			United Parcel Service Inc
Property & Casualty Insurance (1.64%)			4.50%, 1/15/2013	400	413
Fidelity National Financial Inc
7.30%, 8/15/2011	600	648	Water (1.75%)
			Veolia Environnement

Quarrying (1.04%)			5.25%, 6/ 3/2013	750	696

Vulcan Materials Co			TOTAL BONDS	$ 33,136

5.60%, 11/30/2012	475	411	U.S. GOVERNMENT & GOVERNMENT AGENCY
			OBLIGATIONS (4.17%)
Real Estate Operator & Developer (2.84%)			Federal Home Loan Mortgage Corporation
CPG Partners LP			(FHLMC) (0.30%)
3.50%, 3/15/2009	800	782	9.50%, 8/ 1/2016	5	5
Duke Realty LP			6.00%, 5/ 1/2017	104	108
6.25%, 5/15/2013	500	344	4.90%, 11/ 1/2021 (c)	7	7

		1,126			120

Regional Banks (1.30%)			Federal National Mortgage Association (FNMA) (0.45%)
Wells Fargo & Co			6.50%, 1/ 1/2014	27	28
4.38%, 1/31/2013	525	514	6.50%, 1/ 1/2014	27	28
			8.50%, 11/ 1/2017	9	10
REITS - Apartments (1.38%)			5.77%, 1/ 1/2019 (c)	2	2
ERP Operating LP
5.50%, 10/ 1/2012	700	545	5.61%, 4/ 1/2019 (c)	3	3
			5.05%, 11/ 1/2022 (c)	1	1
REITS - Healthcare (1.83%)			8.00%, 5/ 1/2027	68	72
Nationwide Health Properties Inc			4.40%, 11/ 1/2032 (c)	25	25
6.50%, 7/15/2011	800	726	4.92%, 11/ 1/2035 (c)	8	8

					177

Retail - Drug Store (1.00%)
CVS/Caremark Corp			Government National Mortgage Association
4.00%, 9/15/2009	400	395	(GNMA) (0.29%)
			8.00%, 6/15/2009	1	1

See accompanying notes

111

Schedule of Investments
Short-Term Income Account
December 31, 2008

	Principal		(a)	Security exempt from registration under Rule 144A of the Securities Act
			of 1933. These securities may be resold in transactions exempt from
	Amount	Value	registration, normally to qualified institutional buyers. Unless otherwise

	(000's)	(000's)	indicated, these securities are not considered illiquid. At the end of the

U.S. GOVERNMENT & GOVERNMENT AGENCY			period, the value of these securities totaled $1,920 or 4.84% of net
OBLIGATIONS (continued)			assets.
Government National Mortgage Association			(b) Non-Income Producing Security
(GNMA) (continued)			(c) Variable Rate. Rate shown is in effect at December 31, 2008.
8.00%, 8/15/2012	$ 2 $	2	(d) Security or a portion of the security was pledged to cover margin
11.00%, 12/15/2015	4	4	requirements for futures contracts. At the end of the period, the value of
11.00%, 12/15/2015	2	2	these securities totaled $77 or 0.19% of net assets.
10.00%, 2/15/2018	7	8
10.00%, 9/15/2018	5	5	Unrealized Appreciation (Depreciation)
			The net federal income tax unrealized appreciation (depreciation) and federal tax cost
10.00%, 9/15/2018	5	6	of investments held by the account as of the period end were as follows:
10.00%, 2/15/2019	33	36
10.00%, 5/15/2020	16	17	Unrealized Appreciation	$ 322
10.00%, 6/15/2020	11	12	Unrealized Depreciation	(2,362)

9.00%, 12/15/2020	8	8	Net Unrealized Appreciation (Depreciation)	(2,040)
10.00%, 12/15/2020	2	2	Cost for federal income tax purposes	41,375
10.00%, 2/15/2025	6	7	All dollar amounts are shown in thousands (000's)
10.00%, 4/15/2025	2	2
9.00%, 4/20/2025	1	2	Portfolio Summary (unaudited)

		114	Sector	Percent

U.S. Treasury (3.13%)			Mortgage Securities	29.30%
			Financial	28.72%
3.13%, 11/30/2009 (d)	120	123	Consumer, Non-cyclical	9.22%
4.75%, 5/31/2012	1,000	1,119	Government	8.28%

		1,242	Utilities	6.61%
			Basic Materials	5.56%

TOTAL U.S. GOVERNMENT & GOVERNMENT			Communications	4.67%
AGENCY OBLIGATIONS	$ 1,653		Industrial	2.80%

			Consumer, Cyclical	2.09%
REPURCHASE AGREEMENTS (11.47%)			Energy	1.59%
Money Center Banks (11.47%)			Asset Backed Securities	0.40%
Investment in Joint Trading Account; Bank			Other Assets in Excess of Liabilities, Net	0.76%

of America Repurchase Agreement; 0.01%			TOTAL NET ASSETS	100.00%

dated 12/31/2008 maturing 01/02/2009
(collateralized by US Treasury Note;			Other Assets Summary (unaudited)

$3,346,000; 1.75%; dated 11/15/11)	$ 3,280 $	3,280	Asset Type	Percent

Investment in Joint Trading Account;			Futures	9.01%
Morgan Stanley Repurchase Agreement;
0.03% dated 12/31/2008 maturing
01/02/2009 (collateralized by Sovereign
Agency Issues; $1,304,000; 2.75% -
4.38%; dated 03/12/10 - 03/17/10)	1,266	1,266

		4,546

TOTAL REPURCHASE AGREEMENTS	$ 4,546

Total Investments	$ 39,335
Other Assets in Excess of Liabilities, Net - 0.76%		302

TOTAL NET ASSETS - 100.00%	$ 39,637

See accompanying notes

112

Schedule of Investments
Short-Term Income Account
December 31, 2008

Futures Contracts

				Current	Unrealized
			Original	Market	Appreciation/
Type	Buy/Sell	Contracts	Value	Value	(Depreciation)

US 5 Year Note; March 2009	Sell	30	$ 3,486	$ 3,572	$ (86)
All dollar amounts are shown in thousands (000's)

See accompanying notes

113

Schedule of Investments
SmallCap Growth Account II
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (97.65%)			COMMON STOCKS (continued)
Aerospace & Defense Equipment (0.78%)			Commercial Services (0.91%)
AAR Corp (a)	22,665 $	417	Healthcare Services Group	14,100 $		225
Kaman Corp	3,412	62	HMS Holdings Corp (a)	10,600		334

		479				559

Airlines (0.78%)			Commercial Services - Finance (0.08%)
Airtran Holdings Inc (a)	31,556	140	Bankrate Inc (a)	1,340		51
Allegiant Travel Co (a)	6,902	335

		475	Computer Aided Design (0.86%)

			Ansys Inc (a)	18,888		527
Alternative Waste Tech (0.79%)
Calgon Carbon Corp (a)	15,565	239	Computer Services (0.10%)
Darling International Inc (a)	44,262	243	iGate Corp	9,642		63

		482

Apparel Manufacturers (0.25%)			Computers - Integrated Systems (1.11%)
Under Armour Inc (a)	6,360	152	Brocade Communications Systems Inc (a)	24,920		70
			Micros Systems Inc (a)	19,995		326
Applications Software (2.36%)			Netscout Systems Inc (a)	8,019		69
Ebix Inc (a)	13,002	311	Stratasys Inc (a)	20,100		216

EPIQ Systems Inc (a)	6,972	116				681

Nuance Communications Inc (a)	75,542	783	Computers - Memory Devices (0.22%)
Progress Software Corp (a)	7,359	142	Data Domain Inc (a)	7,220		136
Verint Systems Inc (a)	13,372	93

		1,445	Computers - Peripheral Equipment (0.34%)

			Compellent Technologies Inc (a)	19,123		186
Auto/Truck Parts & Equipment - Original (0.40%)

Titan International Inc	21,700	179	Icad Inc (a)	20,439		23

Wonder Auto Technology Inc (a)	16,304	64				209

		243	Consulting Services (0.32%)

			CRA International Inc (a)	4,006		108
Auto/Truck Parts & Equipment - Replacement (0.07%)

Exide Technologies (a)	7,662	41	FTI Consulting Inc (a)	1,957		87

						195

Batteries & Battery Systems (0.56%)			Consumer Products - Miscellaneous (0.15%)
EnerSys (a)	22,100	243	Helen of Troy Ltd (a)	5,220		91
Greatbatch Inc (a)	3,891	103

		346	Containers - Metal & Glass (0.21%)

			Greif Inc	3,792		127
Building & Construction - Miscellaneous (0.19%)
Layne Christensen Co (a)	2,812	68	Containers - Paper & Plastic (0.92%)
MYR Group Inc/Delaware (a)	4,899	49	Rock-Tenn Co	16,513		564

		117

Building Products - Cement & Aggregate (0.19%)			Cosmetics & Toiletries (0.77%)
Texas Industries Inc	3,300	114	Chattem Inc (a)	6,600		472

Commercial Banks (2.15%)			Data Processing & Management (0.24%)
IBERIABANK Corp	4,831	232	FalconStor Software Inc (a)	53,700		149
PrivateBancorp Inc	11,438	371
			Decision Support Software (0.26%)
Prosperity Bancshares Inc	5,072	150
			DemandTec Inc (a)	7,114		57
SVB Financial Group (a)	7,346	192
			Interactive Intelligence Inc (a)	8,377		54
Texas Capital Bancshares Inc (a)	21,911	293
			Wind River Systems Inc (a)	5,146		47

Wilshire Bancorp Inc	8,340	76

						158

		1,314

See accompanying notes

114

Schedule of Investments
SmallCap Growth Account II
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Diagnostic Equipment (1.10%)			Energy - Alternate Sources (continued)
Cepheid Inc (a)	11,452 $	119	Headwaters Inc (a)	7,010 $	47

Hansen Medical Inc (a)	13,600	98			105

Immucor Inc (a)	17,076	454	Engineering - Research & Development Services (1.75%)

		671	EMCOR Group Inc (a)	22,420	503

Diagnostic Kits (0.02%)			Stanley Inc (a)	13,000	471
Medtox Scientific Inc (a)	1,829	15	VSE Corp	2,509	98

					1,072

Distribution & Wholesale (0.99%)
Chindex International Inc (a)	8,187	65	Enterprise Software & Services (2.34%)
FGX International Holdings Ltd (a)	5,368	74	Advent Software Inc (a)	5,041	101
LKQ Corp (a)	39,962	466	Concur Technologies Inc (a)	3,248	107

		605	MedAssets Inc (a)	22,300	325

			Omnicell Inc (a)	28,900	353
Diversified Manufacturing Operations (1.35%)			Ultimate Software Group Inc (a)	37,293	544

Ameron International Corp	782	49			1,430

Colfax Corp (a)	5,200	54
ESCO Technologies Inc (a)	14,538	596	Environmental Consulting & Engineering (0.20%)
Koppers Holdings Inc	6,061	131	Tetra Tech Inc (a)	4,974	120

		830	E-Services - Consulting (0.72%)

Drug Delivery Systems (0.25%)			GSI Commerce Inc (a)	41,996	442
Alkermes Inc (a)	14,200	151
			Finance - Consumer Loans (0.15%)
E-Commerce - Products (0.09%)			Portfolio Recovery Associates Inc (a)	2,669	90
1-800-FLOWERS.COM Inc (a)	14,018	54
			Food - Miscellaneous/Diversified (1.41%)
Educational Software (1.11%)			Chiquita Brands International Inc (a)	37,484	554
Blackboard Inc (a)	21,930	575	Diamond Foods Inc	15,493	312

SkillSoft PLC ADR (a)	14,350	103			866

		678	Footwear & Related Apparel (0.95%)

Electronic Components - Miscellaneous (0.15%)			Deckers Outdoor Corp (a)	1,000	80
Daktronics Inc	4,847	46	Iconix Brand Group Inc (a)	42,737	418
Technitrol Inc	14,125	49	Steven Madden Ltd (a)	4,021	86

		95			584

Electronic Components - Semiconductors (1.78%)			Hazardous Waste Disposal (1.34%)
Advanced Analogic Technologies Inc (a)	10,877	33	American Ecology Corp	8,068	163
Cavium Networks Inc (a)	23,293	245	Clean Harbors Inc (a)	7,800	495
Diodes Inc (a)	16,550	100	EnergySolutions Inc	29,200	165

Microsemi Corp (a)	44,379	561			823

Monolithic Power Systems Inc (a)	12,202	154	Health Care Cost Containment (0.14%)

		1,093	Transcend Services Inc (a)	8,577	84

Electronic Measurement Instruments (1.91%)
Axsys Technologies Inc (a)	5,634	309	Housewares (0.03%)
Badger Meter Inc	2,782	81	Lifetime Brands Inc	6,069	22
Flir Systems Inc (a)	16,893	518
			Human Resources (0.14%)
Itron Inc (a)	3,515	224
			Kenexa Corp (a)	4,429	35
LeCroy Corp (a)	12,055	37

			SuccessFactors Inc (a)	8,454	49

		1,169

					84

Energy - Alternate Sources (0.17%)
FuelCell Energy Inc (a)	14,897	58

See accompanying notes		115

Schedule of Investments
SmallCap Growth Account II
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Identification Systems - Development (0.12%)			Medical - Biomedical/Gene (5.27%)
Cogent Inc (a)	5,300 $	72	Alexion Pharmaceuticals Inc (a)	8,482 $	307
			Bio-Rad Laboratories Inc (a)	2,036	153
Industrial Gases (0.83%)			Celera Corp (a)	18,311	204
Airgas Inc	13,060	509	Emergent Biosolutions Inc (a)	2,516	66
			Halozyme Therapeutics Inc (a)	27,300	153
Instruments - Scientific (0.19%)
			Illumina Inc (a)	15,209	396
FEI Co (a)	6,120	115
			Incyte Corp (a)	22,500	85
Internet Application Software (0.14%)			Martek Biosciences Corp (a)	11,920	361
Cybersource Corp (a)	7,079	85	Myriad Genetics Inc (a)	5,445	361
			OSI Pharmaceuticals Inc (a)	5,177	202
Internet Content - Entertainment (0.13%)			Regeneron Pharmaceuticals Inc (a)	11,000	202
Shanda Interactive Entertainment Ltd ADR (a)	2,423	78	Seattle Genetics Inc (a)	19,100	171
			Sequenom Inc (a)	19,968	396
Internet Content - Information & News (0.12%)			United Therapeutics Corp (a)	2,733	171

TheStreet.com Inc	26,082	76			3,228

Internet Incubators (0.26%)			Medical - Drugs (0.60%)
Internet Capital Group Inc (a)	29,151	159	Array Biopharma Inc (a)	23,400	95
			Auxilium Pharmaceuticals Inc (a)	6,600	188
Internet Infrastructure Equipment (0.10%)			Rigel Pharmaceuticals Inc (a)	10,400	83

Avocent Corp (a)	3,293	59			366

Internet Infrastructure Software (0.94%)			Medical - Generic Drugs (0.81%)
AsiaInfo Holdings Inc (a)	11,833	140	Par Pharmaceutical Cos Inc (a)	2,570	35
F5 Networks Inc (a)	19,100	437	Perrigo Co	14,373	464

		577			499

Internet Security (0.25%)			Medical - Outpatient & Home Medical Care (0.59%)
Blue Coat Systems Inc (a)	18,000	151	LHC Group Inc (a)	10,100	364

Internet Telephony (0.24%)			Medical Information Systems (2.08%)
j2 Global Communications Inc (a)	7,260	146	Allscripts-Misys Healthcare Solutions Inc	6,675	66
			Computer Programs & Systems Inc	2,035	54
Lasers - Systems & Components (0.48%)			Eclipsys Corp (a)	19,498	277
II-VI Inc (a)	15,511	296	Phase Forward Inc (a)	55,579	696
			Quality Systems Inc	4,080	178

Machinery - Construction & Mining (0.09%)					1,271

Bucyrus International Inc	2,967	55
			Medical Instruments (4.95%)
Machinery - General Industry (1.42%)			Bruker BioSciences Corp (a)	8,544	34
DXP Enterprises Inc (a)	5,888	86	Conmed Corp (a)	11,700	280
Middleby Corp (a)	8,834	241	CryoLife Inc (a)	5,053	49
Wabtec Corp	13,645	542	Genomic Health Inc (a)	10,900	212

		869	Integra LifeSciences Holdings Corp (a)	13,100	466

			Natus Medical Inc (a)	24,300	315
Machinery - Print Trade (0.09%)			NuVasive Inc (a)	4,092	142
Presstek Inc (a)	16,961	54
			Thoratec Corp (a)	30,383	987
Machinery Tools & Related Products (0.60%)			Volcano Corp (a)	36,580	549

Kennametal Inc	13,130	291			3,034

Thermadyne Holdings Corp (a)	10,864	75	Medical Laboratory & Testing Service (1.25%)

		366	Bio-Reference Labs Inc (a)	16,118	423

See accompanying notes

116

Schedule of Investments
SmallCap Growth Account II
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Medical Laboratory & Testing Service			Oil Company - Exploration & Production (3.95%)
(continued)			Arena Resources Inc (a)	21,864 $	614
Icon PLC ADR (a)	17,400 $	342	Atlas Energy Resources LLC	6,138	78

		765	Comstock Resources Inc (a)	3,830	181

Medical Laser Systems (0.06%)			EXCO Resources Inc (a)	12,857	117
Biolase Technology Inc (a)	24,000	36	GMX Resources Inc (a)	8,170	207
			Mariner Energy Inc (a)	23,896	244
Medical Products (2.31%)			Penn Virginia Corp	7,703	200
BioMimetic Therapeutics Inc (a)	19,443	179	PetroHawk Energy Corp (a)	8,574	134
Cantel Medical Corp (a)	1,224	18	Whiting Petroleum Corp (a)	19,241	644

Cyberonics Inc (a)	5,306	88			2,419

Haemonetics Corp (a)	13,080	739
Luminex Corp (a)	12,147	259	Oil Field Machinery & Equipment (0.46%)
Wright Medical Group Inc (a)	6,452	132	Complete Production Services Inc (a)	22,700	185

		1,415	T-3 Energy Services Inc (a)	10,400	98

					283

Medical Sterilization Products (0.42%)
STERIS Corp	10,800	258	Patient Monitoring Equipment (0.76%)
			Masimo Corp (a)	13,208	394
Metal Processors & Fabrication (0.33%)			Somanetics Corp (a)	4,257	70

CIRCOR International Inc	1,738	48			464

Hawk Corp (a)	4,398	73	Pharmacy Services (0.11%)
Kaydon Corp	2,291	79	BioScrip Inc (a)	29,490	65

		200

Miscellaneous Manufacturers (0.14%)			Physical Therapy & Rehabilitation Centers (1.33%)
American Railcar Industries Inc	2,758	29	Psychiatric Solutions Inc (a)	25,735	717
FreightCar America Inc	3,171	58	RehabCare Group Inc (a)	6,444	97

		87			814

MRI - Medical Diagnostic Imaging (0.11%)			Physician Practice Management (0.34%)
Alliance Imaging Inc (a)	8,445	67	Pediatrix Medical Group Inc (a)	6,587	209

Multi-Line Insurance (0.61%)			Power Converter & Supply Equipment (0.50%)
HCC Insurance Holdings Inc	13,958	373	A-Power Energy Generation Systems Ltd (a)	6,370	27
			Energy Conversion Devices Inc (a)	8,241	208
Multimedia (0.71%)			Powell Industries Inc (a)	2,488	72

Factset Research Systems Inc	9,859	436			307

			Printing - Commercial (0.11%)
Networking Products (0.66%)			VistaPrint Ltd (a)	3,499	65
Atheros Communications Inc (a)	8,370	120
BigBand Networks Inc (a)	14,105	78	Property & Casualty Insurance (0.76%)
Ixia (a)	36,021	208	Navigators Group Inc (a)	6,987	384

		406	PMA Capital Corp (a)	11,793	83

Non-Hazardous Waste Disposal (0.69%)					467

Waste Connections Inc (a)	13,398	423	Publicly Traded Investment Fund (0.41%)
			iShares Russell 2000 Growth Index Fund	4,900	249
Oil - Field Services (0.68%)
Core Laboratories NV	3,418	205	Quarrying (0.56%)
Hornbeck Offshore Services Inc (a)	7,377	120	Compass Minerals International Inc	5,877	345
Tetra Technologies Inc (a)	19,368	94

		419	Reinsurance (0.22%)

			Argo Group International Holdings Ltd (a)	3,892	132

See accompanying notes

117

Schedule of Investments
SmallCap Growth Account II
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
REITS - Healthcare (0.85%)			Semiconductor Component - Integrated
Ventas Inc	15,549 $	522	Circuits (continued)
			Power Integrations Inc	14,141 $	281

REITS - Office Property (0.22%)					645

BioMed Realty Trust Inc	11,432	134	Semiconductor Equipment (0.23%)
			Amtech Systems Inc (a)	8,178	30
REITS - Single Tenant (0.32%)			Varian Semiconductor Equipment
National Retail Properties Inc	11,340	195	Associates Inc (a)	5,978	109

					139

Research & Development (1.21%)
Kendle International Inc (a)	26,604	684	Software Tools (0.29%)
Parexel International Corp (a)	6,163	60	ArcSight Inc (a)	22,400	179

		744

			Steel - Producers (0.31%)
Respiratory Products (0.98%)			Steel Dynamics Inc	16,844	188
Resmed Inc (a)	15,999	600
			Superconductor Production & Systems (0.15%)
Retail - Apparel & Shoe (2.98%)			American Superconductor Corp (a)	5,450	89
Aeropostale Inc (a)	26,580	428
Chico's FAS Inc (a)	62,300	260	Telecommunication Equipment (2.10%)
Childrens Place Retail Stores Inc/The (a)	13,669	296	Applied Signal Technology Inc	6,240	112
Finish Line	11,353	64	Comtech Telecommunications Corp (a)	9,900	454
Gymboree Corp (a)	2,900	76	Nice Systems Ltd ADR (a)	32,069	720

Phillips-Van Heusen Corp	16,528	333			1,286

Wet Seal Inc/The (a)	123,424	366	Telecommunication Equipment - Fiber Optics (0.36%)

		1,823	Harmonic Inc (a)	38,995	219

Retail - Discount (0.62%)
99 Cents Only Stores (a)	34,747	380	Telecommunication Services (1.43%)
			NeuStar Inc (a)	9,618	184
Retail - Perfume & Cosmetics (0.36%)			Neutral Tandem Inc (a)	42,637	692

Ulta Salon Cosmetics & Fragrance Inc (a)	26,577	220			876

Retail - Restaurants (2.74%)			Therapeutics (1.96%)
BJ's Restaurants Inc (a)	21,865	235	Allos Therapeutics Inc (a)	20,400	125
California Pizza Kitchen Inc (a)	10,191	109	BioMarin Pharmaceutical Inc (a)	25,721	458
CKE Restaurants Inc	41,652	362	Isis Pharmaceuticals Inc (a)	11,967	169
Panera Bread Co (a)	12,400	648	Medarex Inc (a)	27,037	151
Texas Roadhouse Inc (a)	41,800	324	Onyx Pharmaceuticals Inc (a)	8,729	298

		1,678			1,201

			Toys (1.13%)
Retail - Sporting Goods (0.48%)
			Marvel Entertainment Inc (a)	22,510	692
Hibbett Sports Inc (a)	18,700	294
			Transactional Software (0.40%)
Schools (1.21%)
			Innerworkings Inc (a)	37,100	243
American Public Education Inc (a)	1,549	58
Capella Education Co (a)	7,530	443	Transport - Marine (0.12%)
Corinthian Colleges Inc (a)	10,095	165	Genco Shipping & Trading Ltd	5,139	76
K12 Inc (a)	4,073	76

		742	Transport - Services (1.40%)

Semiconductor Component - Integrated Circuits (1.05%)			HUB Group Inc (a)	32,267	856
Cirrus Logic Inc (a)	11,622	31
			Transport - Truck (1.19%)
Hittite Microwave Corp (a)	11,300	333	Landstar System Inc	14,136	543

See accompanying notes

118

		Schedule of Investments
	SmallCap Growth Account II
		December 31, 2008

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Transport - Truck (continued)
Old Dominion Freight Line Inc (a)	6,563 $	187

		730

Veterinary Diagnostics (0.63%)
Neogen Corp (a)	2,585	64
VCA Antech Inc (a)	16,132	321

		385

Web Hosting & Design (0.13%)
NIC Inc	17,641	81

Wireless Equipment (1.92%)
Ceragon Networks Ltd (a)	27,800	141
Globecomm Systems Inc (a)	4,436	24
SBA Communications Corp (a)	32,559	531
Viasat Inc (a)	19,941	480

		1,176

TOTAL COMMON STOCKS	$ 59,799

Total Investments	$ 59,799
Other Assets in Excess of Liabilities, Net - 2.35%		1,440

TOTAL NET ASSETS - 100.00%	$ 61,239

(a) Non-Income Producing Security

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 2,570
Unrealized Depreciation		(25,123)

Net Unrealized Appreciation (Depreciation)		(22,553)
Cost for federal income tax purposes		82,352
All dollar amounts are shown in thousands (000's)

	Portfolio Summary (unaudited)

Sector		Percent

Consumer, Non-cyclical		30.31%
Industrial		17.85%
Technology		14.77%
Consumer, Cyclical		11.77%
Communications		10.30%
Financial		5.27%
Energy		5.27%
Basic Materials		1.70%
Exchange Traded Funds		0.41%
Other Assets in Excess of Liabilities, Net		2.35%

TOTAL NET ASSETS		100.00%

See accompanying notes

119

Schedule of Investments
SmallCap Value Account I
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (95.93%)			COMMON STOCKS (continued)
Advanced Materials & Products (0.32%)			Building - Heavy Construction (continued)
Ceradyne Inc (a)	18,200 $	370	Perini Corp (a)	5,000 $		117

						253

Aerospace & Defense (0.29%)
Esterline Technologies Corp (a)	8,900	337	Building & Construction - Miscellaneous (0.16%)
			Dycom Industries Inc (a)	13,100		108
Aerospace & Defense Equipment (0.79%)			Layne Christensen Co (a)	3,100		74

Curtiss-Wright Corp	9,700	324				182

Ducommun Inc	4,000	67	Building & Construction Products -
Heico Corp	4,800	186	Miscellaneous (0.56%)
Moog Inc (a)	4,550	167	Gibraltar Industries Inc	26,700		319
Triumph Group Inc	4,100	174	NCI Building Systems Inc (a)	10,800		176

		918	Quanex Building Products Corp	16,250		152

						647

Agricultural Operations (0.09%)
Andersons Inc/The	6,600	109	Building Products - Air & Heating (0.46%)
			AAON Inc	1,200		25
Airlines (1.19%)			Comfort Systems USA Inc	48,575		515

Alaska Air Group Inc (a)	2,600	76				540

Hawaiian Holdings Inc (a)	26,900	171	Building Products - Doors & Windows (0.13%)
Republic Airways Holdings Inc (a)	42,800	457	Apogee Enterprises Inc	15,200		157
Skywest Inc	23,800	443
US Airways Group Inc (a)	30,500	236	Building Products - Wood (0.21%)

		1,383	Universal Forest Products Inc	9,200		248

Apparel Manufacturers (0.34%)
Carter's Inc (a)	7,700	148	Cellular Telecommunications (0.48%)
			Centennial Communications Corp (a)	32,200		260
Columbia Sportswear Co	2,100	74
			Syniverse Holdings Inc (a)	25,500		304

Maidenform Brands Inc (a)	14,900	151
						564

Oxford Industries Inc	900	8
Quiksilver Inc (a)	5,100	10	Chemicals - Diversified (0.58%)

		391	Aceto Corp	4,900		49

			Innophos Holdings Inc	9,900		196
Applications Software (0.21%)
			Innospec Inc	9,100		54
American Reprographics Co (a)	6,400	44
			Olin Corp	14,225		257
Progress Software Corp (a)	6,300	121
			Rockwood Holdings Inc (a)	11,100		120

Quest Software Inc (a)	6,400	81

						676

		246

			Chemicals - Plastics (0.26%)
Auto - Truck Trailers (0.08%)
			Schulman A Inc	11,875		202
Wabash National Corp	21,800	98
			Spartech Corp	16,100		101

Auto/Truck Parts & Equipment - Original (0.05%)						303

Lear Corp (a)	40,000	56	Chemicals - Specialty (1.28%)
			Ashland Inc	7,500		79
Auto/Truck Parts & Equipment - Replacement (0.34%)			Ferro Corp	5,900		42
ATC Technology Corp/IL (a)	27,200	398	HB Fuller Co	20,600		332
Commercial Vehicle Group Inc (a)	4,500	4	Minerals Technologies Inc	3,400		139

		402	NewMarket Corp	4,300		150

Broadcasting Services & Programming (0.07%)			OM Group Inc (a)	4,900		103
DG FastChannel Inc (a)	6,600	82	Sensient Technologies Corp	19,800		473
			WR Grace & Co (a)	8,600		51
Building - Heavy Construction (0.22%)
Granite Construction Inc	3,100	136

See accompanying notes

120

Schedule of Investments
SmallCap Value Account I
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Chemicals - Specialty (continued)			Commercial Banks (continued)
Zep Inc	6,400 $	124	Integra Bank Corp	8,400 $	12

		1,493	Lakeland Bancorp Inc	10,200	115

Circuit Boards (0.26%)			Lakeland Financial Corp	6,200	148
Park Electrochemical Corp	7,475	142	MainSource Financial Group Inc	15,621	242
TTM Technologies Inc (a)	31,300	163	Nara Bancorp Inc	11,400	112

		305	National Penn Bancshares Inc	48,961	710

			NBT Bancorp Inc	12,300	344
Collectibles (0.07%)			Old National Bancorp/IN	14,100	256
RC2 Corp (a)	8,000	85	Old Second Bancorp Inc	1,400	16
Commercial Banks (13.27%)			Oriental Financial Group Inc	9,300	56
1st Source Corp	5,210	123	Pacific Capital Bancorp NA	24,900	420
Amcore Financial Inc	5,661	21	PacWest Bancorp	5,100	137
Ameris Bancorp	6,840	81	Peoples Bancorp Inc/OH	5,465	105
Bancfirst Corp	2,900	153	Prosperity Bancshares Inc	10,500	311
Banco Latinoamericano de Exportaciones SA	10,800	155	Provident Bankshares Corp	16,200	157
Bank of the Ozarks Inc	3,300	98	Renasant Corp	8,350	142
Banner Corp	2,500	24	Republic Bancorp Inc/KY	5,235	142
Cathay General Bancorp	5,200	124	S&T Bancorp Inc	14,300	508
Central Pacific Financial Corp	15,700	158	SCBT Financial Corp	1,102	38
Chemical Financial Corp	7,193	201	Sierra Bancorp	4,800	101
Citizens Republic Bancorp Inc	7,155	21	Simmons First National Corp	3,900	115
City Bank/Lynnwood WA	8,300	43	Southside Bancshares Inc	8,500	200
City Holding Co	15,000	522	Southwest Bancorp Inc/Stillwater OK	15,500	201
Colonial BancGroup Inc/The	38,900	81	StellarOne Corp	951	16
Columbia Banking System Inc	8,757	104	Sterling Bancorp/NY	6,800	95
Community Bank System Inc	16,400	400	Sterling Bancshares Inc/TX	25,550	155
Community Trust Bancorp Inc	14,463	532	Sterling Financial Corp/WA	32,520	286
CVB Financial Corp	97,050	1,155	Suffolk Bancorp	2,600	93
East West Bancorp Inc	12,500	200	Susquehanna Bancshares Inc	7,900	126
Farmers Capital Bank Corp	2,800	68	SVB Financial Group (a)	2,650	70
Financial Institutions Inc	2,185	31	Trico Bancshares	6,300	157
First Bancorp/Puerto Rico	37,800	421	UCBH Holdings Inc	23,500	162
First Bancorp/Troy NC	3,200	59	UMB Financial Corp	5,400	265
First Commonwealth Financial Corp	13,250	164	Umpqua Holdings Corp	19,768	286
First Community Bancshares Inc/VA	4,900	171	Union Bankshares Corp/VA	3,150	78
First Financial Bancorp	9,400	116	United Bankshares Inc	4,100	136
First Financial Bankshares Inc	2,900	160	United Community Banks Inc/GA	14,218	193
First Merchants Corp	6,500	144	Washington Trust Bancorp Inc	5,400	107
First South Bancorp Inc/Washington NC	1,200	15	West Bancorporation Inc	3,500	43
FirstMerit Corp	32,100	661	West Coast Bancorp/OR	17,500	115
FNB Corp/PA	27,675	365	Westamerica Bancorporation	2,900	148
Glacier Bancorp Inc	3,200	61	Wilshire Bancorp Inc	23,600	214
Green Bankshares Inc	9,589	130	Yadkin Valley Financial Corp	800	11

Hancock Holding Co	3,500	159			15,465

Hanmi Financial Corp	51,200	106	Commercial Services - Finance (1.08%)
Heartland Financial USA Inc	2,900	60	Advance America Cash Advance Centers Inc	15,100	28
Heritage Commerce Corp	1,100	12	Deluxe Corp	55,125	825
IBERIABANK Corp	13,500	648	Dollar Financial Corp (a)	22,928	236
Independent Bank Corp/Rockland MA	14,300	374	Global Cash Access Holdings Inc (a)	25,600	57

See accompanying notes		121

Schedule of Investments
SmallCap Value Account I
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Commercial Services - Finance (continued)			Containers - Metal & Glass (continued)
Heartland Payment Systems Inc	6,400 $	112	Silgan Holdings Inc	9,700 $	464

		1,258			623

Communications Software (0.04%)			Containers - Paper & Plastic (0.61%)
Digi International Inc (a)	5,900	48	Rock-Tenn Co	20,900	714

Computer Aided Design (0.30%)			Cosmetics & Toiletries (0.18%)
Aspen Technology Inc (a)	31,100	231	Bare Escentuals Inc (a)	19,700	103
Parametric Technology Corp (a)	9,380	118	Elizabeth Arden Inc (a)	8,900	112

		349			215

Computer Services (0.59%)			Data Processing & Management (0.14%)
Ciber Inc (a)	17,500	84	CSG Systems International Inc (a)	8,100	142
COMSYS IT Partners Inc (a)	6,600	15	infoGROUP Inc	3,600	17

Insight Enterprises Inc (a)	8,100	56			159

Perot Systems Corp (a)	25,650	351	Decision Support Software (0.03%)
SYKES Enterprises Inc (a)	8,700	166	SPSS Inc (a)	1,200	32
Virtusa Corp (a)	2,700	15

		687	Disposable Medical Products (0.06%)

Computers (0.01%)			ICU Medical Inc (a)	2,275	75
Palm Inc (a)	3,380	10
			Distribution & Wholesale (0.70%)
Computers - Integrated Systems (0.02%)			Brightpoint Inc (a)	18,100	79
Radisys Corp (a)	4,100	23	Core-Mark Holding Co Inc (a)	3,600	77
			Fossil Inc (a)	4,700	79
Computers - Memory Devices (0.15%)			Pool Corp	3,200	58
Imation Corp	9,500	129	School Specialty Inc (a)	700	13
Quantum Corp (a)	72,600	26	United Stationers Inc (a)	7,400	248
Silicon Storage Technology Inc (a)	9,100	21	Watsco Inc	6,700	257

		176			811

Computers - Peripheral Equipment (0.13%)			Diversified Manufacturing Operations (2.20%)
Electronics for Imaging Inc (a)	16,400	157	Actuant Corp	8,600	163
			Acuity Brands Inc	16,100	562
Consulting Services (0.65%)			Ameron International Corp	5,700	359
CRA International Inc (a)	1,200	33	AO Smith Corp	5,400	159
Forrester Research Inc (a)	2,200	62	AZZ Inc (a)	6,800	171
Gartner Inc (a)	13,700	244	Barnes Group Inc	29,700	431
MAXIMUS Inc	1,000	35	Brink's Co/The	3,500	94
Watson Wyatt Worldwide Inc	8,075	386	EnPro Industries Inc (a)	21,200	457

		760	Koppers Holdings Inc	7,875	170

Consumer Products - Miscellaneous (1.26%)					2,566

American Greetings Corp	9,200	70	Diversified Operations (0.09%)
Blyth Inc	11,100	87	Compass Diversified Holdings	8,900	100
Helen of Troy Ltd (a)	20,800	361
Jarden Corp (a)	2,465	28	Diversified Operations & Commercial Services (0.19%)
Prestige Brands Holdings Inc (a)	18,500	195	Viad Corp	9,000	223
Tupperware Brands Corp	31,800	722

		1,463	E-Commerce - Products (0.06%)

			Blue Nile Inc (a)	2,700	66
Containers - Metal & Glass (0.53%)
Greif Inc	4,750	159

See accompanying notes

122

Schedule of Investments
SmallCap Value Account I
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Electric - Integrated (3.60%)			Enterprise Software & Services (continued)
Avista Corp	7,300 $	142	Sybase Inc (a)	28,900 $	716
Cleco Corp	21,950	501	SYNNEX Corp (a)	14,400	163

El Paso Electric Co (a)	27,725	502			1,310

Portland General Electric Co	64,800	1,262	Entertainment Software (0.04%)
UIL Holdings Corp	7,000	210	Take-Two Interactive Software Inc (a)	6,900	52
Unisource Energy Corp	29,000	851
Westar Energy Inc	35,800	734	Fiduciary Banks (0.16%)

		4,202	Boston Private Financial Holdings Inc	27,700	189

Electric Products - Miscellaneous (0.46%)
			Finance - Consumer Loans (0.56%)
GrafTech International Ltd (a)	49,600	413
			Encore Capital Group Inc (a)	6,900	50
Molex Inc	8,300	120

			Nelnet Inc	6,800	97
		533

			Ocwen Financial Corp (a)	11,600	107
Electronic Components - Miscellaneous (0.72%)			World Acceptance Corp (a)	20,500	405

Benchmark Electronics Inc (a)	25,600	327			659

CTS Corp	24,525	135
			Finance - Credit Card (0.05%)
Methode Electronics Inc	9,500	64
			Advanta Corp - Class B	7,318	16
OSI Systems Inc (a)	5,575	77
			CompuCredit Corp (a)	8,000	44

Plexus Corp (a)	3,700	63
					60

Rogers Corp (a)	2,700	75
Sanmina-SCI Corp (a)	110,800	52	Finance - Investment Banker & Broker (2.07%)
Technitrol Inc	12,075	42	Greenhill & Co Inc	2,050	143

		835	Interactive Brokers Group Inc (a)	5,300	95

			Knight Capital Group Inc (a)	45,625	737
Electronic Components - Semiconductors (1.26%)			LaBranche & Co Inc (a)	15,300	73
Amkor Technology Inc (a)	56,000	122
			optionsXpress Holdings Inc	7,500	100
Applied Micro Circuits Corp (a)	18,050	71
			Penson Worldwide Inc (a)	9,300	71
DSP Group Inc (a)	10,300	83
			Piper Jaffray Cos (a)	4,800	191
IXYS Corp	6,700	55
			Stifel Financial Corp (a)	14,600	669
Lattice Semiconductor Corp (a)	13,900	21
			SWS Group Inc	17,600	334

PMC - Sierra Inc (a)	54,100	263
					2,413

QLogic Corp (a)	9,550	128
Semtech Corp (a)	8,000	90	Finance - Leasing Company (0.17%)
Silicon Laboratories Inc (a)	4,400	109	Financial Federal Corp	8,750	204
Skyworks Solutions Inc (a)	60,900	338
Zoran Corp (a)	27,100	185	Finance - Mortgage Loan/Banker (0.08%)

			Federal Agricultural Mortgage Corp	26,600	93
		1,465

Electronic Design Automation (0.07%)			Finance - Other Services (0.01%)
Mentor Graphics Corp (a)	16,600	86	BGC Partners Inc	2,600	7

Electronic Measurement Instruments (0.04%)			Financial Guarantee Insurance (0.22%)
Analogic Corp	1,500	41	AMBAC Financial Group Inc	28,900	37
			Assured Guaranty Ltd	19,200	219

Engineering - Research & Development Services (0.39%)					256

EMCOR Group Inc (a)	20,075	450
			Food - Baking (0.06%)
Enterprise Software & Services (1.12%)			Flowers Foods Inc	2,700	66
JDA Software Group Inc (a)	6,300	83
Mantech International Corp (a)	3,800	206	Food - Canned (0.35%)
MedAssets Inc (a)	4,800	70	Del Monte Foods Co	18,600	133
MicroStrategy Inc (a)	1,950	72

See accompanying notes		123

Schedule of Investments
SmallCap Value Account I
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Food - Canned (continued)			Human Resources (continued)
TreeHouse Foods Inc (a)	10,100 $	275	Kelly Services Inc	6,500 $		84

		408	Kforce Inc (a)	10,900		84

Food - Miscellaneous/Diversified (0.67%)			Korn/Ferry International (a)	11,700		134
Chiquita Brands International Inc (a)	19,500	288	MPS Group Inc (a)	19,500		147
Hain Celestial Group Inc (a)	2,800	54	Spherion Corp (a)	24,200		53

Ralcorp Holdings Inc (a)	7,500	438	TrueBlue Inc (a)	11,100		106

		780				683

Food - Retail (0.07%)			Identification Systems - Development (0.16%)
Ruddick Corp	3,100	86	Brady Corp	1,900		45
			Checkpoint Systems Inc (a)	14,925		147

Food - Wholesale & Distribution (1.63%)						192

Fresh Del Monte Produce Inc (a)	21,500	482	Instruments - Scientific (0.07%)
Nash Finch Co	19,900	893	FEI Co (a)	4,500		85
Spartan Stores Inc	22,500	523

		1,898	Internet Application Software (0.30%)

Footwear & Related Apparel (0.50%)			Interwoven Inc (a)	21,500		271

Deckers Outdoor Corp (a)	2,200	176	Vignette Corp (a)	8,425		79

Skechers U.S.A. Inc (a)	6,500	83				350

Steven Madden Ltd (a)	3,500	75	Internet Infrastructure Equipment (0.23%)
Timberland Co (a)	12,200	141	Avocent Corp (a)	14,900		267
Wolverine World Wide Inc	5,425	114

		589	Internet Infrastructure Software (0.19%)

			TIBCO Software Inc (a)	41,600		216
Funeral Services & Related Items (0.12%)
Stewart Enterprises Inc	45,800	138	Internet Security (0.06%)
			SonicWALL Inc (a)	16,750		67
Gas - Distribution (3.46%)
Atmos Energy Corp	5,975	142	Intimate Apparel (0.11%)
Laclede Group Inc/The	7,700	361	Warnaco Group Inc/The (a)	6,500		128
New Jersey Resources Corp	28,550	1,123
Nicor Inc	7,300	253	Investment Companies (0.32%)
Northwest Natural Gas Co	1,875	83	MCG Capital Corp	18,201		13
Piedmont Natural Gas Co	7,000	222	Patriot Capital Funding Inc	41,329		150
South Jersey Industries Inc	9,000	359	Prospect Capital Corp	17,423		209

Southwest Gas Corp	32,300	814				372

WGL Holdings Inc	20,750	678	Investment Management & Advisory Services (0.08%)

		4,035	Waddell & Reed Financial Inc	5,675		88

Gold Mining (0.13%)
Royal Gold Inc	3,100	153	Lasers - Systems & Components (0.13%)
			Cymer Inc (a)	2,025		44
Home Furnishings (0.11%)			Electro Scientific Industries Inc (a)	1,300		9
Ethan Allen Interiors Inc	5,100	74	Newport Corp (a)	6,800		46
Furniture Brands International Inc	23,200	51	Rofin-Sinar Technologies Inc (a)	2,325		48

		125				147

Hotels & Motels (0.17%)			Life & Health Insurance (0.60%)
Choice Hotels International Inc	6,600	198	American Equity Investment Life Holding Co	12,400		87
			Delphi Financial Group Inc	32,500		599
Human Resources (0.59%)			Phoenix Cos Inc/The	5,400		18

Cross Country Healthcare Inc (a)	8,500	75				704

See accompanying notes

124

Schedule of Investments
SmallCap Value Account I
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Machinery - Electrical (0.55%)			Medical - Outpatient & Home Medical Care
Regal-Beloit Corp	16,775 $	637	(continued)
			Res-Care Inc (a)	13,500 $	203

Machinery - General Industry (1.56%)					896

Applied Industrial Technologies Inc	48,850	924	Medical Instruments (0.44%)
Kadant Inc (a)	800	11	Conmed Corp (a)	21,300	510
Robbins & Myers Inc	2,600	42
Tennant Co	5,300	82	Medical Products (0.38%)
Wabtec Corp	19,100	759	Invacare Corp	22,600	351

		1,818	PSS World Medical Inc (a)	5,200	98

Machinery - Material Handling (0.20%)					449

Cascade Corp	2,200	66	Medical Sterilization Products (0.11%)
Columbus McKinnon Corp/NY (a)	12,650	172	STERIS Corp	5,200	124

		238

			Metal Processors & Fabrication (0.52%)
Medical - Biomedical/Gene (0.70%)			CIRCOR International Inc	5,500	151
Alexion Pharmaceuticals Inc (a)	3,700	134	Mueller Industries Inc	10,025	252
Arena Pharmaceuticals Inc (a)	2,500	10	Worthington Industries Inc	18,500	204

Bio-Rad Laboratories Inc (a)	4,500	339			607

Celera Corp (a)	4,900	54
Emergent Biosolutions Inc (a)	1,900	50	Miscellaneous Manufacturers (0.04%)
Protalix BioTherapeutics Inc (a)	9,600	18	Movado Group Inc	4,600	43
Seattle Genetics Inc (a)	5,600	50
			MRI - Medical Diagnostic Imaging (0.06%)
United Therapeutics Corp (a)	2,600	163	Alliance Imaging Inc (a)	8,600	69

		818

Medical - Drugs (0.51%)			Multilevel Direct Selling (0.12%)
Auxilium Pharmaceuticals Inc (a)	3,100	88	Nu Skin Enterprises Inc	13,700	143
Bionovo Inc (a)	14,850	3
Medivation Inc (a)	2,100	31	Multimedia (0.06%)
Rigel Pharmaceuticals Inc (a)	1,900	15	Martha Stewart Living Omnimedia (a)	25,300	66
ULURU Inc (a)	6,600	2	Music (0.08%)
Valeant Pharmaceuticals International (a)	4,400	101	Steinway Musical Instruments (a)	5,600	98
Viropharma Inc (a)	27,425	357

		597	Networking Products (1.09%)

Medical - Generic Drugs (0.25%)			3Com Corp (a)	260,800	595
Par Pharmaceutical Cos Inc (a)	3,200	43	Adaptec Inc (a)	11,700	39
Perrigo Co	7,700	249	Anixter International Inc (a)	7,800	235

		292	Black Box Corp	5,800	151

			Ixia (a)	15,125	87
Medical - HMO (1.35%)			Netgear Inc (a)	7,900	90
AMERIGROUP Corp (a)	29,000	856	Polycom Inc (a)	5,100	69

Centene Corp (a)	8,300	163			1,266

Healthspring Inc (a)	15,225	304
Magellan Health Services Inc (a)	6,400	251	Office Furnishings - Original (0.27%)

		1,574	Herman Miller Inc	8,500	111

			Knoll Inc	22,800	205

Medical - Hospitals (0.06%)					316

Medcath Corp (a)	6,800	71
			Office Supplies & Forms (0.05%)
Medical - Outpatient & Home Medical Care (0.77%)			Ennis Inc	4,400	53
Gentiva Health Services Inc (a)	23,700	693

See accompanying notes

125

Schedule of Investments
SmallCap Value Account I
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Oil - Field Services (0.15%)			Private Corrections (0.12%)
RPC Inc	7,562 $	74	Geo Group Inc/The (a)	7,900 $	142
Trico Marine Services Inc (a)	16,600	74
Union Drilling Inc (a)	4,600	24	Property & Casualty Insurance (4.75%)

		172	American Physicians Capital Inc	6,900	332

			Amerisafe Inc (a)	44,800	920
Oil & Gas Drilling (0.16%)			Amtrust Financial Services Inc	19,800	230
Parker Drilling Co (a)	13,975	40	Castlepoint Holdings Ltd	3,600	49
Pioneer Drilling Co (a)	14,200	79	Employers Holdings Inc	6,300	104
Unit Corp (a)	2,500	67	FPIC Insurance Group Inc (a)	6,200	271

		186	Hallmark Financial Services (a)	3,800	33

Oil Company - Exploration & Production (1.18%)			Harleysville Group Inc	5,300	184
Callon Petroleum Co (a)	3,600	9	Infinity Property & Casualty Corp	6,000	280
Comstock Resources Inc (a)	8,300	392	Meadowbrook Insurance Group Inc	10,700	69
Energy Partners Ltd (a)	3,827	5	Navigators Group Inc (a)	7,400	406
Harvest Natural Resources Inc (a)	7,600	33	PMA Capital Corp (a)	36,000	255
McMoRan Exploration Co (a)	6,900	68	ProAssurance Corp (a)	7,725	408
Rosetta Resources Inc (a)	12,500	88	RLI Corp	1,400	86
Stone Energy Corp (a)	25,154	277	Safety Insurance Group Inc	17,725	674
Swift Energy Co (a)	18,450	310	SeaBright Insurance Holdings Inc (a)	8,500	100
Toreador Resources Corp (a)	1,600	9	Selective Insurance Group	27,525	631
Vaalco Energy Inc (a)	24,700	184	Zenith National Insurance Corp	15,900	502

		1,375			5,534

Oil Field Machinery & Equipment (0.26%)			Protection - Safety (0.09%)
Complete Production Services Inc (a)	10,700	87	Landauer Inc	1,500	110
Gulf Island Fabrication Inc	4,600	66
Lufkin Industries Inc	4,400	152	Publicly Traded Investment Fund (0.53%)

		305	iShares Russell 2000 Value Index Fund	12,450	612

Oil Refining & Marketing (0.09%)			Publishing - Books (0.03%)
Holly Corp	5,775	105	Scholastic Corp	2,900	39

Paper & Related Products (0.46%)			Publishing - Newspapers (0.01%)
Buckeye Technologies Inc (a)	43,800	159	Lee Enterprises Inc	28,400	12
Potlatch Corp	4,600	120
Schweitzer-Mauduit International Inc	12,900	258	Quarrying (0.43%)

		537	Compass Minerals International Inc	8,500	499

Physical Therapy & Rehabilitation Centers (0.28%)			Racetracks (0.07%)
Healthsouth Corp (a)	6,600	72	International Speedway Corp	2,926	84
Psychiatric Solutions Inc (a)	6,800	190
RehabCare Group Inc (a)	3,900	59	Radio (0.19%)

		321	Cox Radio Inc	33,575	202

Power Converter & Supply Equipment (0.10%)			Entercom Communications Corp	15,000	18

Advanced Energy Industries Inc (a)	11,925	119			220

			Recreational Vehicles (0.12%)
Printing - Commercial (0.17%)			Polaris Industries Inc	4,800	137
Consolidated Graphics Inc (a)	8,400	190
Valassis Communications Inc (a)	4,600	6	Reinsurance (2.57%)

		196	Argo Group International Holdings Ltd (a)	7,221	245

			Aspen Insurance Holdings Ltd	44,550	1,080
			IPC Holdings Ltd	2,500	75

See accompanying notes

126

Schedule of Investments
SmallCap Value Account I
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Reinsurance (continued)			REITS - Office Property (continued)
Max Capital Group Ltd	23,600 $	418	Parkway Properties Inc/Md	22,100 $	398

Platinum Underwriters Holdings Ltd	29,900	1,079			1,154

Validus Holdings Ltd	4,000	104	REITS - Regional Malls (0.31%)

		3,001	Glimcher Realty Trust	24,800	70

REITS - Apartments (0.35%)			Pennsylvania Real Estate Investment Trust	24,175	180
American Campus Communities Inc	9,000	184	Taubman Centers Inc	4,400	112

Associated Estates Realty Corp	6,700	61			362

Education Realty Trust Inc	8,900	47	REITS - Shopping Centers (0.66%)
Home Properties Inc	2,900	118	Cedar Shopping Centers Inc	15,125	107

		410	Inland Real Estate Corp	17,800	231

REITS - Diversified (0.97%)			Saul Centers Inc	11,000	435

Entertainment Properties Trust	18,325	546			773

Lexington Realty Trust	106,100	531	REITS - Single Tenant (0.88%)
PS Business Parks Inc	1,100	49	National Retail Properties Inc	50,425	867

		1,126	Realty Income Corp	7,050	163

REITS - Healthcare (1.64%)					1,030

LTC Properties Inc	12,300	250	REITS - Storage (0.30%)
Medical Properties Trust Inc	11,225	71	Extra Space Storage Inc	28,600	295
Omega Healthcare Investors Inc	35,200	562	U-Store-It Trust	11,300	50

Senior Housing Properties Trust	57,600	1,032			345

		1,915

			REITS - Warehouse & Industrial (0.45%)
REITS - Hotels (0.37%)			DCT Industrial Trust Inc	68,200	345
Ashford Hospitality Trust Inc	24,700	28	First Industrial Realty Trust Inc	5,175	39
DiamondRock Hospitality Co	33,900	172	First Potomac Realty Trust	14,800	138

Hersha Hospitality Trust	10,200	31			522

Strategic Hotels & Resorts Inc	30,200	51
Sunstone Hotel Investors Inc	23,900	148	Rental - Auto & Equipment (1.01%)

		430	Aaron Rents Inc	3,025	81

			Electro Rent Corp	2,700	30
REITS - Manufactured Homes (0.46%)			Rent-A-Center Inc/TX (a)	60,125	1,061

Equity Lifestyle Properties Inc	9,900	380			1,172

Sun Communities Inc	11,500	161

		541	Retail - Apparel & Shoe (1.85%)

			Aeropostale Inc (a)	4,600	74
REITS - Mortgage (0.99%)			Brown Shoe Co Inc	19,350	164
Anthracite Capital Inc	41,800	93	Buckle Inc/The	3,400	74
Anworth Mortgage Asset Corp	31,800	205	Cato Corp/The	15,900	240
Arbor Realty Trust Inc	11,500	34	Collective Brands Inc (a)	14,900	175
Capital Trust Inc/NY	4,500	16	Dress Barn Inc (a)	13,800	148
MFA Mortgage Investments Inc	102,237	602	Finish Line	21,400	120
NorthStar Realty Finance Corp	41,000	160	Genesco Inc (a)	1,800	30
Resource Capital Corp	10,800	42	Gymboree Corp (a)	12,800	334

		1,152	HOT Topic Inc (a)	10,400	96

REITS - Office Property (0.99%)			JOS A Bank Clothiers Inc (a)	19,500	510
BioMed Realty Trust Inc	32,450	380	Shoe Carnival Inc (a)	8,800	84
Corporate Office Properties Trust SBI MD	4,800	147	Stage Stores Inc	13,525	112

Douglas Emmett Inc	6,100	80			2,161

Highwoods Properties Inc	5,100	140
Maguire Properties Inc	6,100	9

See accompanying notes

127

Schedule of Investments
SmallCap Value Account I
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Retail - Appliances (0.04%)			Savings & Loans - Thrifts (continued)
Conn's Inc (a)	5,900 $	50	Provident New York Bancorp	9,100 $	113
			United Community Financial Corp/OH	28,079	25
Retail - Computer Equipment (0.14%)			WSFS Financial Corp	4,200	202

PC Connection Inc (a)	8,300	42			2,499

PC Mall Inc (a)	3,700	15
Systemax Inc	10,000	108	Schools (0.04%)

		165	Corinthian Colleges Inc (a)	2,700	44

Retail - Convenience Store (0.16%)			Semiconductor Component - Integrated Circuits (0.64%)
Casey's General Stores Inc	4,000	91	Cirrus Logic Inc (a)	14,600	39
Pantry Inc/The (a)	4,700	101	Emulex Corp (a)	40,500	283

		192	Micrel Inc	11,075	81

Retail - Fabric Store (0.03%)			Pericom Semiconductor Corp (a)	3,600	20
Jo-Ann Stores Inc (a)	2,400	37	Sigma Designs Inc (a)	7,500	71
			Standard Microsystems Corp (a)	6,200	101
Retail - Gardening Products (0.08%)			TriQuint Semiconductor Inc (a)	42,700	147

Tractor Supply Co (a)	2,500	90			742

			Semiconductor Equipment (0.39%)
Retail - Hair Salons (0.07%)
			Asyst Technologies Inc (a)	33,600	8
Regis Corp	5,900	86
			Brooks Automation Inc (a)	5,600	33
Retail - Pawn Shops (0.80%)			Cohu Inc	1,400	17
Cash America International Inc	28,100	768	Entegris Inc (a)	46,239	101
Ezcorp Inc (a)	8,400	128	Kulicke & Soffa Industries Inc (a)	10,400	18
First Cash Financial Services Inc (a)	2,100	40	MKS Instruments Inc (a)	18,200	269

		936	Photronics Inc (a)	4,100	8

					454

Retail - Pet Food & Supplies (0.13%)
PetMed Express Inc (a)	8,300	146	Steel - Producers (0.23%)
			Carpenter Technology Corp	6,200	128
Retail - Restaurants (0.83%)			Olympic Steel Inc	3,300	67
Bob Evans Farms Inc	100	2	Schnitzer Steel Industries Inc	2,100	79

CEC Entertainment Inc (a)	18,300	444			274

Cracker Barrel Old Country Store Inc	2,100	43	Telecommunication Equipment (0.76%)
Einstein Noah Restaurant Group Inc (a)	2,500	14	Arris Group Inc (a)	54,985	437
Jack in the Box Inc (a)	17,700	391	Plantronics Inc	17,700	233
Papa John's International Inc (a)	3,900	72	Symmetricom Inc (a)	8,400	33

		966	Tekelec (a)	12,500	167

Rubber & Plastic Products (0.07%)			Utstarcom Inc (a)	9,600	18

Myers Industries Inc	9,900	79			888

Savings & Loans - Thrifts (2.14%)			Telecommunication Equipment - Fiber Optics (0.19%)
Berkshire Hills Bancorp Inc	400	12	Finisar Corp (a)	15,100	6
Brookline Bancorp Inc	25,900	276	Harmonic Inc (a)	38,100	214
Dime Community Bancshares	21,525	286	MRV Communications Inc (a)	8,400	6

First Financial Holdings Inc	5,200	105			226

First Niagara Financial Group Inc	57,946	937	Telecommunication Services (0.57%)
First Place Financial Corp/OH	500	2	Consolidated Communications Holdings Inc	3,900	46
FirstFed Financial Corp (a)	3,600	6	Harris Stratex Networks Inc (a)	5,300	27
Flushing Financial Corp	5,900	71	Iowa Telecommunications Services Inc	11,000	157
Provident Financial Services Inc	30,300	464	MasTec Inc (a)	12,600	146

See accompanying notes

128

Schedule of Investments
SmallCap Value Account I
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Telecommunication Services (continued)			Web Portals (continued)
Premiere Global Services Inc (a)	23,400 $	202	United Online Inc	70,712 $	429

RCN Corp (a)	9,075	54			716

USA Mobility Inc (a)	2,800	32	Wire & Cable Products (0.27%)

		664	Belden Inc	5,000	104

Telephone - Integrated (0.42%)			Encore Wire Corp	7,500	142
Atlantic Tele-Network Inc	3,000	80	Insteel Industries Inc	5,900	67

Cincinnati Bell Inc (a)	210,625	406			313

		486	Wireless Equipment (0.03%)

Television (0.11%)			Powerwave Technologies Inc (a)	43,600	22
Sinclair Broadcast Group Inc	42,800	133	RF Micro Devices Inc (a)	12,400	9

					31

Textile - Apparel (0.08%)
Perry Ellis International Inc (a)	14,050	89	TOTAL COMMON STOCKS	$ 111,824

				Principal
Therapeutics (0.21%)				Amount	Value
CV Therapeutics Inc (a)	14,200	131		(000's)	(000's)

Cypress Bioscience Inc (a)	3,800	26	U.S. GOVERNMENT & GOVERNMENT AGENCY
Questcor Pharmaceuticals Inc (a)	8,900	83	OBLIGATIONS (0.36%)

		240	U.S. Treasury (0.36%)

			3.13%, 11/30/2009 (b)	$ 415	425

Tobacco (0.22%)			TOTAL U.S. GOVERNMENT & GOVERNMENT
Universal Corp/Richmond VA	8,500	254	AGENCY OBLIGATIONS	$ 425

Toys (0.78%)			REPURCHASE AGREEMENTS (1.34%)
Jakks Pacific Inc (a)	43,900	906	Money Center Banks (1.34%)
			Investment in Joint Trading Account; Bank
Transport - Air Freight (0.14%)			of America Repurchase Agreement; 0.01%
			dated 12/31/2008 maturing 01/02/2009
Atlas Air Worldwide Holdings Inc (a)	8,600	163	(collateralized by US Treasury Note;
			$1,143,000; 1.75%; dated 11/15/11)	$ 1,121 $	1,121
Transport - Marine (0.57%)			Investment in Joint Trading Account;
Eagle Bulk Shipping Inc	9,600	65	Morgan Stanley Repurchase Agreement;
Gulfmark Offshore Inc (a)	19,300	459	0.03% dated 12/31/2008 maturing
Knightsbridge Tankers Ltd	9,800	144	01/02/2009 (collateralized by Sovereign

			Agency Issues; $449,000; 2.75% - 4.38%;
		668	dated 03/12/10 - 03/17/10)	436	436

Transport - Services (0.40%)					1,557

Pacer International Inc	44,400	463	TOTAL REPURCHASE AGREEMENTS	$ 1,557

PHI Inc (a)	100	1

		464	Total Investments	$ 113,806

			Other Assets in Excess of Liabilities, Net - 2.37%		2,762

Transport - Truck (0.47%)			TOTAL NET ASSETS - 100.00%	$ 116,568

Arkansas Best Corp	13,100	394
Marten Transport Ltd (a)	7,800	148

		542	(a) Non-Income Producing Security

Water (0.29%)			(b)	Security or a portion of the security was pledged to cover margin
			requirements for futures contracts. At the end of the period, the value of
American States Water Co	3,600	119	these securities totaled $425 or 0.36% of net assets.
California Water Service Group	4,800	223

		342

Web Portals (0.61%)
Earthlink Inc (a)	42,500	287

See accompanying notes

129

	Schedule of Investments
	SmallCap Value Account I
	December 31, 2008
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 9,310
Unrealized Depreciation	(50,196)

Net Unrealized Appreciation (Depreciation)	(40,886)
Cost for federal income tax purposes	154,692
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent

Financial	36.77%
Consumer, Non-cyclical	13.81%
Industrial	13.58%
Consumer, Cyclical	9.32%
Utilities	7.36%
Communications	5.46%
Technology	5.14%
Basic Materials	3.37%
Energy	1.84%
Exchange Traded Funds	0.53%
Government	0.36%
Diversified	0.09%
Other Assets in Excess of Liabilities, Net	2.37%

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Futures	2.18%

	Futures Contracts

				Current	Unrealized
			Original	Market	Appreciation/
Type	Buy/Sell	Contracts	Value	Value	(Depreciation)

Russell 2000 Mini; March 2009	Buy	51	$ 2,374	$ 2,539	$ 165
All dollar amounts are shown in thousands (000's)

See accompanying notes

130

Schedule of Investments
West Coast Equity Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (95.97%)			COMMON STOCKS (continued)
Advanced Materials & Products (0.05%)			Building - Mobile Home & Manufactured Housing (0.04%)
Ceradyne Inc (a)	1,600 $	32	Monaco Coach Corp	50,079 $	26

Aerospace & Defense (2.22%)			Building - Residential & Commercial (0.11%)
Boeing Co	21,811	931	KB Home	5,900	80
Northrop Grumman Corp	7,700	347
Teledyne Technologies Inc (a)	7,300	325	Building & Construction Products -

			Miscellaneous (0.92%)
		1,603	Simpson Manufacturing Co Inc	23,800	661

Agricultural Chemicals (0.14%)
Potash Corp of Saskatchewan	1,375	101	Commercial Banks (1.37%)
			Banner Corp	1,800	17
Agricultural Operations (0.31%)			Cascade Bancorp	1,300	9
Archer-Daniels-Midland Co	7,700	222	City National Corp/CA	11,800	575
			East West Bancorp Inc	11,402	182
Airlines (0.83%)			SVB Financial Group (a)	1,300	34
Alaska Air Group Inc (a)	12,200	357	Umpqua Holdings Corp	4,474	65
Cathay Pacific Airways Ltd ADR (a)	43,100	243	Westamerica Bancorporation	2,100	107

		600			989

Apparel Manufacturers (0.34%)			Commercial Services - Finance (0.36%)
Columbia Sportswear Co	5,624	199	Visa Inc	4,950	260
True Religion Apparel Inc (a)	3,827	48

		247	Computer Aided Design (0.11%)

Applications Software (3.72%)			Autodesk Inc (a)	4,000	79
Actuate Corp (a)	51,780	153
			Computers (1.98%)
Microsoft Corp	116,686	2,268
			Apple Inc (a)	3,400	290
Quest Software Inc (a)	21,100	266

			Hewlett-Packard Co	31,400	1,140

		2,687

					1,430

Athletic Footwear (1.50%)
			Computers - Integrated Systems (0.14%)
Nike Inc	21,253	1,084
			Echelon Corp (a)	12,154	99
Auto - Car & Light Trucks (0.43%)
			Computers - Memory Devices (0.05%)
Toyota Motor Corp ADR	4,789	313
			NetApp Inc (a)	2,500	35
Auto - Medium & Heavy Duty Trucks (1.41%)
			Consumer Products - Miscellaneous (1.74%)
Paccar Inc	35,500	1,015
			Clorox Co	21,070	1,170
Auto/Truck Parts & Equipment - Original (0.17%)			WD-40 Co	3,000	85

Johnson Controls Inc	6,600	120			1,255

			Cosmetics & Toiletries (1.47%)
Beverages - Non-Alcoholic (0.57%)			Bare Escentuals Inc (a)	6,787	36
Hansen Natural Corp (a)	2,800	94	Estee Lauder Cos Inc/The	6,200	192
PepsiCo Inc	5,839	320	Procter & Gamble Co	13,450	831

		414			1,059

Beverages - Wine & Spirits (0.07%)			Diagnostic Kits (0.04%)
Brown-Forman Corp	957	49	OraSure Technologies Inc (a)	8,816	32

Building - Heavy Construction (0.44%)			Dialysis Centers (0.76%)
Granite Construction Inc	7,300	321	DaVita Inc (a)	11,000	545

See accompanying notes

131

Schedule of Investments
West Coast Equity Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Disposable Medical Products (0.28%)			Food - Miscellaneous/Diversified (0.86%)
CR Bard Inc	2,400 $	202	General Mills Inc	6,735 $	409
			Ralcorp Holdings Inc (a)	3,600	210

Diversified Banking Institutions (0.13%)					619

JP Morgan Chase & Co	2,950	93
			Food - Retail (1.61%)
E-Commerce - Products (0.53%)			Dairy Farm International Holdings Ltd ADR	18,095	394
Amazon.com Inc (a)	5,500	282	Kroger Co/The	12,690	335
Blue Nile Inc (a)	4,080	100	Safeway Inc	18,350	436

		382			1,165

E-Commerce - Services (0.02%)			Forestry (1.59%)
eBay Inc (a)	1,200	17	Plum Creek Timber Co Inc	12,000	417
			Weyerhaeuser Co	23,935	733

Electric - Integrated (1.33%)					1,150

Edison International	11,000	353
			Gas - Distribution (1.19%)
PG&E Corp	15,650	606	Sempra Energy	20,150	859

		959

Electronic Components - Semiconductors (1.74%)			Health Care Cost Containment (1.18%)
Intel Corp	51,130	750	McKesson Corp	22,000	852
Lattice Semiconductor Corp (a)	1,000	1
LSI Corp (a)	21,400	70	Hotels & Motels (0.25%)
Nvidia Corp (a)	8,500	69	Red Lion Hotels Corp (a)	74,360	177
QLogic Corp (a)	18,900	254	Human Resources (0.95%)
Supertex Inc (a)	4,774	115	AMN Healthcare Services Inc (a)	16,084	136

		1,259	Resources Connection Inc (a)	13,712	225

Electronic Design Automation (0.05%)			Robert Half International Inc	9,000	187
Mentor Graphics Corp (a)	6,500	34	TrueBlue Inc (a)	14,500	139

					687

Electronic Forms (1.28%)
Adobe Systems Inc (a)	43,240	921	Industrial Automation & Robots (0.03%)
			Intermec Inc (a)	1,800	24
Electronic Measurement Instruments (1.04%)
Flir Systems Inc (a)	2,200	67	Instruments - Scientific (1.78%)
Itron Inc (a)	6,850	437	Dionex Corp (a)	16,628	746
Trimble Navigation Ltd (a)	11,400	246	FEI Co (a)	23,960	452

		750	Waters Corp (a)	2,350	86

					1,284

Engineering - Research & Development Services (1.50%)
Jacobs Engineering Group Inc (a)	22,494	1,082	Internet Application Software (0.20%)
			Art Technology Group Inc (a)	76,403	147
Enterprise Software & Services (1.52%)
Informatica Corp (a)	14,100	194	Internet Security (0.09%)
Omnicell Inc (a)	3,938	48	VeriSign Inc (a)	3,400	65
Oracle Corp (a)	36,900	654	Investment Management & Advisory Services (1.76%)
Sybase Inc (a)	8,100	201	Franklin Resources Inc	19,900	1,269

		1,097

Fiduciary Banks (0.61%)			Lasers - Systems & Components (0.11%)
Northern Trust Corp	8,426	439	Electro Scientific Industries Inc (a)	11,643	79

Finance - Investment Banker & Broker (2.35%)			Life & Health Insurance (1.83%)
Charles Schwab Corp/The	104,775	1,694	StanCorp Financial Group Inc	31,600	1,320

See accompanying notes

132

Schedule of Investments
West Coast Equity Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Machinery - Material Handling (0.22%)			Non-Hazardous Waste Disposal (0.77%)
Cascade Corp	5,224 $	156	Waste Connections Inc (a)	17,650 $	557

Medical - Biomedical/Gene (4.46%)			Office Supplies & Forms (0.02%)
Amgen Inc (a)	14,207	821	Avery Dennison Corp	400	13
Amylin Pharmaceuticals Inc (a)	3,500	38
Dendreon Corp (a)	15,300	70	Oil & Gas Drilling (0.12%)
Genentech Inc (a)	10,859	900	Nabors Industries Ltd (a)	7,500	90
Gilead Sciences Inc (a)	17,899	915
			Oil Company - Exploration & Production (5.62%)
Life Technologies Corp (a)	8,331	194
			Apache Corp	9,800	730
Martek Biosciences Corp (a)	9,326	283

			Berry Petroleum Co	32,500	246
		3,221

			EOG Resources Inc	7,550	503
Medical - Drugs (2.50%)			Occidental Petroleum Corp	42,900	2,573

Abbott Laboratories	9,815	524			4,052

Allergan Inc/United States	31,824	1,283

			Oil Company - Integrated (4.01%)
		1,807

			Chevron Corp	34,388	2,544
Medical - Generic Drugs (0.52%)			Exxon Mobil Corp	4,400	351

Teva Pharmaceutical Industries Ltd ADR	1,750	75			2,895

Watson Pharmaceuticals Inc (a)	11,300	300

			Power Converter & Supply Equipment (0.07%)
		375

			Sunpower Corp - Class B (a)	1,600	49
Medical - HMO (0.09%)
Health Net Inc (a)	6,280	68	Property & Casualty Insurance (0.40%)
			Mercury General Corp	6,250	287
Medical - Nursing Homes (0.12%)
Sun Healthcare Group Inc (a)	9,433	83	Publicly Traded Investment Fund (0.17%)
			iShares Russell 3000 Index Fund	2,300	120
Medical Information Systems (0.10%)
Quality Systems Inc	1,579	69	Regional Banks (4.25%)
			US Bancorp	22,450	561
Medical Instruments (0.91%)			Wells Fargo & Co	85,075	2,508

Beckman Coulter Inc	7,748	340			3,069

Edwards Lifesciences Corp (a)	700	39
			REITS - Apartments (0.27%)
Techne Corp	4,279	276

			Essex Property Trust Inc	2,500	192
		655

Medical Products (1.60%)			REITS - Healthcare (1.22%)
Johnson & Johnson	5,900	353	HCP Inc	23,100	642
Varian Medical Systems Inc (a)	22,850	801	Nationwide Health Properties Inc	8,359	240

		1,154			882

Metal Processors & Fabrication (0.66%)			REITS - Office Property (0.56%)
Precision Castparts Corp	7,950	473	Alexandria Real Estate Equities Inc	6,648	401

Multimedia (1.47%)			Respiratory Products (0.50%)
Walt Disney Co/The	46,770	1,061	Resmed Inc (a)	9,700	364

Networking Products (1.88%)			Retail - Apparel & Shoe (1.03%)
Cisco Systems Inc (a)	75,900	1,237	Gymboree Corp (a)	4,650	121
Polycom Inc (a)	9,000	122	Nordstrom Inc	24,400	325

		1,359	Ross Stores Inc	10,100	300

					746

See accompanying notes

133

Schedule of Investments
West Coast Equity Account
December 31, 2008

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Retail - Automobile (0.65%)			Travel Services (0.19%)
Copart Inc (a)	17,300 $	470	Ambassadors Group Inc	14,588 $	134

Retail - Discount (2.80%)			Ultra Sound Imaging Systems (0.61%)
Costco Wholesale Corp	38,470	2,020	SonoSite Inc (a)	23,257	444

Retail - Drug Store (0.28%)			Veterinary Diagnostics (0.61%)
CVS/Caremark Corp	7,123	205	VCA Antech Inc (a)	22,000	437

Retail - Restaurants (1.16%)			Water (0.82%)
Jack in the Box Inc (a)	12,850	284	California Water Service Group	12,700	590
Starbucks Corp (a)	58,840	556

		840	Water Treatment Systems (0.05%)

			Energy Recovery Inc (a)	5,200	39
Savings & Loans - Thrifts (1.55%)
Washington Federal Inc	74,547	1,115	Web Portals (1.13%)
			Google Inc (a)	2,375	730
Semiconductor Component - Integrated Circuits (0.45%)			Yahoo! Inc (a)	7,200	88

Cypress Semiconductor Corp (a)	9,300	42			818

Exar Corp (a)	2,300	15
Linear Technology Corp	12,000	265	Wireless Equipment (0.34%)

		322	Qualcomm Inc	6,800	244

Semiconductor Equipment (0.45%)			Wound, Burn & Skin Care (0.06%)
Applied Materials Inc	13,225	134	Obagi Medical Products Inc (a)	5,994	45

Kla-Tencor Corp	5,700	124	TOTAL COMMON STOCKS	$ 69,248

Novellus Systems Inc (a)	5,600	69

				Principal
		327

				Amount	Value
Steel - Producers (1.40%)				(000's)	(000's)

Reliance Steel & Aluminum Co	8,700	173	REPURCHASE AGREEMENTS (4.17%)
Schnitzer Steel Industries Inc	22,273	839	Money Center Banks (4.17%)

		1,012	Investment in Joint Trading Account; Bank

			of America Repurchase Agreement; 0.01%
Steel Pipe & Tube (0.23%)			dated 12/31/2008 maturing 01/02/2009
Northwest Pipe Co (a)	3,960	169	(collateralized by US Treasury Note;
			$2,213,000; 1.75%; dated 11/15/11)	$ 2,170 $	2,170
Therapeutics (0.15%)			Investment in Joint Trading Account;
CV Therapeutics Inc (a)	11,430	105	Morgan Stanley Repurchase Agreement;
			0.03% dated 12/31/2008 maturing
Toys (0.26%)			01/02/2009 (collateralized by Sovereign
			Agency Issues; $864,000; 2.75% - 4.38%;
Mattel Inc	11,600	186	dated 03/12/10 - 03/17/10)	839	839

					3,009
Transport - Equipment & Leasing (0.17%)

Greenbrier Cos Inc	17,900	123	TOTAL REPURCHASE AGREEMENTS	$ 3,009

			Total Investments	$ 72,257
Transport - Rail (0.07%)			Liabilities in Excess of Other Assets, Net - (0.14)%		(100)

Union Pacific Corp	1,025	49
			TOTAL NET ASSETS - 100.00%	$ 72,157

Transport - Services (1.68%)
Expeditors International of Washington Inc	36,400	1,211
			(a) Non-Income Producing Security
Transport - Truck (0.22%)
Con-way Inc	6,064	161

See accompanying notes

134

Schedule of Investments
West Coast Equity Account
December 31, 2008
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 16,390
Unrealized Depreciation	(9,258)

Net Unrealized Appreciation (Depreciation)	7,132
Cost for federal income tax purposes	65,125
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent

Consumer, Non-cyclical	22.36%
Financial	20.46%
Industrial	12.23%
Technology	11.58%
Consumer, Cyclical	11.45%
Energy	9.75%
Communications	5.67%
Utilities	3.34%
Basic Materials	3.13%
Exchange Traded Funds	0.17%
Liabilities in Excess of Other Assets, Net	(0.14%)

TOTAL NET ASSETS	100.00%

See accompanying notes

135

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

Diversified International Account

Class 1 shares

Net Asset Value, Beginning of Period	$21.67	$20.64	$16.83	$13.75	$11.48
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.31	0.30	0.25	0.18	0.17
Net Realized and Unrealized Gain (Loss) on Investments	(8.44)	2.96	4.31	3.05	2.22

Total From Investment Operations	(8.13)	3.26	4.56	3.23	2.39
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.30)	(0.21)	(0.23)	(0.15)	(0.12)
Distributions from Realized Gains	(3.99)	(2.02)	(0.52)	–	–

Total Dividends and Distributions	(4.29)	(2.23)	(0.75)	(0.15)	(0.12)

Net Asset Value, End of Period	$9.25	$21.67	$20.64	$16.83	$13.75

Total Return(b)	(46.22)%	16.09%	27.96%	23.79%	21.03%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$286,421	$576,345	$409,020	$293,647	$226,753
Ratio of Expenses to Average Net Assets(c)	0.92%	0.90%	0.91%	0.97%	0.96%
Ratio of Gross Expenses to Average Net Assets	–	–	–	0.97%(d)	0.97%(e)
Ratio of Net Investment Income to Average Net Assets	2.07%	1.41%	1.34%	1.27%	1.39%
Portfolio Turnover Rate	100.4%	113.8%(f)	107.0%	121.2%	170.1%

	2008	2007(g)

Diversified International Account

Class 2 shares

Net Asset Value, Beginning of Period	$21.71	$20.27
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.31	0.23
Net Realized and Unrealized Gain (Loss) on Investments	(8.51)	3.38

Total From Investment Operations	(8.20)	3.61
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.25)	(0.15)
Distributions from Realized Gains	(3.99)	(2.02)

Total Dividends and Distributions	(4.24)	(2.17)

Net Asset Value, End of Period	$9.27	$21.71

Total Return(b)	(46.37)%	18.09%(h)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,338	$8,072
Ratio of Expenses to Average Net Assets(c)	1.17%	1.15%(i)
Ratio of Net Investment Income to Average Net Assets	1.91%	1.09%(i)
Portfolio Turnover Rate	100.4%	113.8%(f)

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c) Reflects Manager's contractual expense limit.

(d) Expense ratio without custodian credits.

(e) Expense ratio without commission rebates and custodian credits.

(f) Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT International Growth Fund.

(g) Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized loss of $.05 per share from January 3, 2007 through January 8, 2007.

(h) Total return amounts have not been annualized.

(i) Computed on an annualized basis.

See accompanying notes.

136

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

Equity Income Account(a)

Class 1 shares

Net Asset Value, Beginning of Period	$19.32	$19.39	$17.64	$16.26	$13.90
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.44	0.40	0.32	0.40	0.32
Net Realized and Unrealized Gain (Loss) on Investments	(6.53)	0.66	2.71	1.26	2.30

Total From Investment Operations	(6.09)	1.06	3.03	1.66	2.62
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.41)	(0.20)	(0.33)	(0.28)	(0.26)
Distributions from Realized Gains	(1.22)	(0.93)	(0.95)	–	–

Total Dividends and Distributions	(1.63)	(1.13)	(1.28)	(0.28)	(0.26)

Net Asset Value, End of Period	$11.60	$19.32	$19.39	$17.64	$16.26

Total Return(c)	(33.94)%	5.24%	18.17%	10.27%	19.12%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$304,321	$513,914	$296,113	$237,482	$189,517
Ratio of Expenses to Average Net Assets(d)	0.51%	0.49%	0.66%	0.66%	0.67%
Ratio of Gross Expenses to Average Net Assets	–	–	0.66%(e)	0.66%(e)	0.67%(e)
Ratio of Net Investment Income to Average Net Assets	2.86%	2.01%	1.74%	2.40%	2.15%
Portfolio Turnover Rate	86.8%	84.0%(f)	87.0%	46.0%	26.0%

	2008	2007	2006	2005	2004

Equity Income Account(a)

Class 2 shares

Net Asset Value, Beginning of Period	$19.17	$19.24	$17.53	$16.18	$13.85
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.40	0.34	0.27	0.36	0.28
Net Realized and Unrealized Gain (Loss) on Investments	(6.49)	0.67	2.69	1.24	2.30

Total From Investment Operations	(6.09)	1.01	2.96	1.60	2.58
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.36)	(0.15)	(0.30)	(0.25)	(0.25)
Distributions from Realized Gains	(1.22)	(0.93)	(0.95)	–	–

Total Dividends and Distributions	(1.58)	(1.08)	(1.25)	(0.25)	(0.25)

Net Asset Value, End of Period	$11.50	$19.17	$19.24	$17.53	$16.18

Total Return(c)	(34.12)%	5.00%	17.86%	9.97%	18.82%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$34,738	$76,666	$70,163	$41,976	$24,094
Ratio of Expenses to Average Net Assets(d)	0.76%	0.74%	0.91%	0.91%	0.92%
Ratio of Gross Expenses to Average Net Assets	–	–	0.91%(e)	0.91%(e)	0.92%(e)
Ratio of Net Investment Income to Average Net Assets	2.57%	1.74%	1.49%	2.15%	1.90%
Portfolio Turnover Rate	86.8%	84.0%(f)	87.0%	46.0%	26.0%

(a)	Effective June 13, 2008, Equity Income Account I changed its name to Equity Income Account.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(d)	Reflects Manager's contractual expense limit.

(e)	Expense ratio without custodian credits.

(f)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Equity Income Account and WM VT Equity Income Fund.

See accompanying notes.

137

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

Income Account

Class 1 shares

Net Asset Value, Beginning of Period	$10.46	$10.55	$10.69	$11.08	$11.18
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.59	0.60	0.61	0.60	0.61
Net Realized and Unrealized Gain (Loss) on Investments	(0.93)	0.01	(0.13)	(0.34)	(0.03)

Total From Investment Operations	(0.34)	0.61	0.48	0.26	0.58
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.75)	(0.68)	(0.61)	(0.65)	(0.68)
Distributions from Realized Gains	(0.01)	(0.02)	(0.01)	–	–

Total Dividends and Distributions	(0.76)	(0.70)	(0.62)	(0.65)	(0.68)

Net Asset Value, End of Period	$9.36	$10.46	$10.55	$10.69	$11.08

Total Return(b)	(3.47)%	5.90%	4.90%	2.40%	5.56%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$120,854	$170,478	$182,728	$185,140	$185,570
Ratio of Expenses to Average Net Assets(c)	0.51%	0.50%	0.54%	0.54%	0.55%
Ratio of Gross Expenses to Average Net Assets	–	–	0.54%(d)	0.54%(d)	0.55%(d)
Ratio of Net Investment Income to Average Net Assets	5.93%	5.76%	5.79%	5.50%	5.53%
Portfolio Turnover Rate	13.9%	9.1%	24.0%	13.0%	20.0%

	2008	2007	2006	2005	2004

Income Account

Class 2 shares

Net Asset Value, Beginning of Period	$10.40	$10.49	$10.62	$11.01	$11.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.56	0.59	0.58	0.57	0.58
Net Realized and Unrealized Gain (Loss) on Investments	(0.92)	(0.01)	(0.12)	(0.34)	(0.03)

Total From Investment Operations	(0.36)	0.58	0.46	0.23	0.55
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.73)	(0.65)	(0.58)	(0.62)	(0.66)
Distributions from Realized Gains	(0.01)	(0.02)	(0.01)	–	–

Total Dividends and Distributions	(0.74)	(0.67)	(0.59)	(0.62)	(0.66)

Net Asset Value, End of Period	$9.30	$10.40	$10.49	$10.62	$11.01

Total Return(b)	(3.75)%	5.77%	4.59%	2.06%	5.31%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$7,912	$13,390	$16,474	$20,374	$23,358
Ratio of Expenses to Average Net Assets(c)	0.76%	0.75%	0.79%	0.79%	0.80%
Ratio of Gross Expenses to Average Net Assets	–	–	0.79%(d)	0.79%(d)	0.80%(d)
Ratio of Net Investment Income to Average Net Assets	5.66%	5.68%	5.54%	5.25%	5.28%
Portfolio Turnover Rate	13.9%	9.1%	24.0%	13.0%	20.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager's contractual expense limit.

(d)	Expense ratio without custodian credits.

See accompanying notes.

138

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

LargeCap Blend Account II(a)

Class 1 shares

Net Asset Value, Beginning of Period	$12.59	$12.46	$11.19	$10.73	$10.37
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.10	0.12	0.13	0.10	0.13
Net Realized and Unrealized Gain (Loss) on Investments	(3.07)	0.55	1.56	0.40	0.92

Total From Investment Operations	(2.97)	0.67	1.69	0.50	1.05
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.15)	(0.09)	(0.08)	–	(0.11)
Distributions from Realized Gains	(4.59)	(0.45)	(0.34)	(0.04)	(0.58)

Total Dividends and Distributions	(4.74)	(0.54)	(0.42)	(0.04)	(0.69)

Net Asset Value, End of Period	$4.88	$12.59	$12.46	$11.19	$10.73

Total Return(c)	(36.41)%	5.21%	15.72%	4.74%	10.36%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$159,837	$271,426	$202,369	$135,072	$90,751
Ratio of Expenses to Average Net Assets	0.77%	0.74%	0.76%	0.78%	0.76%
Ratio of Gross Expenses to Average Net Assets(d)	–	–	–	–	0.78%(e)
Ratio of Net Investment Income to Average Net Assets	1.30%	0.96%	1.09%	0.96%	1.23%
Portfolio Turnover Rate	62.7%	80.0%(f)	50.7%	44.1%	75.6%

	2008	2007(g)

LargeCap Blend Account II(a)

Class 2 shares

Net Asset Value, Beginning of Period	$12.59	$12.42
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.08	0.09
Net Realized and Unrealized Gain (Loss) on Investments	(3.07)	0.59

Total From Investment Operations	(2.99)	0.68
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.12)	(0.06)
Distributions from Realized Gains	(4.59)	(0.45)

Total Dividends and Distributions	(4.71)	(0.51)

Net Asset Value, End of Period	$4.89	$12.59

Total Return(c)	(36.50)%	5.28%(h)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$875	$2,727
Ratio of Expenses to Average Net Assets(i)	1.02%	0.99%(j)
Ratio of Net Investment Income to Average Net Assets	1.00%	0.69%(j)
Portfolio Turnover Rate	62.7%	80.0%(f)

(a) Effective June 13, 2008, LargeCap Blend Account changed its name to LargeCap Blend Account II.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(d) Excludes expense reimbursement from Manager.

(e) Expense ratio without commission rebates.

(f) Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT Growth & Income Fund.

(g) Period from January 9, 2007 through December 31, 2007. Class 2 shares recognized $.01 per share of net investment income and incurred a net realized and unrealized gain of $.08 per share from January 3, 2007 through January 8, 2007.

(h) Total return amounts have not been annualized.

(i) Reflects Manager's contractual expense limit.

(j) Computed on an annualized basis.

See accompanying notes.

139

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

LargeCap Growth Account(a)

Class 1 shares

Net Asset Value, Beginning of Period	$17.92	$14.57	$13.29	$11.94	$10.95
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.07	0.05	0.09	0.03	0.07
Net Realized and Unrealized Gain (Loss) on Investments	(7.78)	3.33	1.23	1.40	0.95

Total From Investment Operations	(7.71)	3.38	1.32	1.43	1.02
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)	(0.03)	(0.04)	(0.08)	(0.03)

Total Dividends and Distributions	(0.07)	(0.03)	(0.04)	(0.08)	(0.03)

Net Asset Value, End of Period	$10.14	$17.92	$14.57	$13.29	$11.94

Total Return(c)	(43.16)%	23.20%	9.92%	12.09%	9.38%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$173,642	$395,726	$128,867	$124,254	$134,956
Ratio of Expenses to Average Net Assets(d)	0.69%	0.68%	0.61%	0.62%	0.60%
Ratio of Gross Expenses to Average Net Assets	–	–	–	–	0.60%(e)
Ratio of Net Investment Income to Average Net Assets	0.50%	0.34%	0.63%	0.26%	0.67%
Portfolio Turnover Rate	87.6%	105.4%(f)	99.3%	78.3%	122.4%

	2008	2007(g)

LargeCap Growth Account(a)

Class 2 shares

Net Asset Value, Beginning of Period	$17.90	$14.63
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.04	0.01
Net Realized and Unrealized Gain (Loss) on Investments	(7.78)	3.26

Total From Investment Operations	(7.74)	3.27
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	–

Total Dividends and Distributions	(0.03)	–

Net Asset Value, End of Period	$10.13	$17.90

Total Return(c)	(43.30)%	22.35%(h)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$538	$1,372
Ratio of Expenses to Average Net Assets(d)	0.94%	0.93%(i)
Ratio of Net Investment Income to Average Net Assets	0.24%	0.09%(i)
Portfolio Turnover Rate	87.6%	105.4%(f)

(a) Effective June 13, 2008, Growth Account changed its name to LargeCap Growth Account.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(d) Reflects Manager's contractual expense limit.

(e) Expense ratio without commission rebates.

(f) Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT Growth Fund.

(g) Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized gain of $.21 per share from January 3, 2007 through January 8, 2007.

(h) Total return amounts have not been annualized.

(i) Computed on an annualized basis.

See accompanying notes.

140

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

MidCap Stock Account

Class 1 shares

Net Asset Value, Beginning of Period	$15.22	$17.73	$17.34	$16.44	$14.63
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.14	0.19	0.14	0.27	0.08
Net Realized and Unrealized Gain (Loss) on Investments	(3.51)	(1.33)	2.49	1.84	2.03

Total From Investment Operations	(3.37)	(1.14)	2.63	2.11	2.11
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.23)	(0.17)	(0.32)	(0.08)	(0.05)
Distributions from Realized Gains	(3.54)	(1.20)	(1.92)	(1.13)	(0.25)

Total Dividends and Distributions	(3.77)	(1.37)	(2.24)	(1.21)	(0.30)

Net Asset Value, End of Period	$8.08	$15.22	$17.73	$17.34	$16.44

Total Return(b)	(29.57)%	(7.86)%	16.88%	13.39%	14.59%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$42,469	$67,168	$103,824	$103,543	$108,347
Ratio of Expenses to Average Net Assets(c)	0.77%	0.75%	0.80%	0.81%	0.81%
Ratio of Gross Expenses to Average Net Assets	–	–	0.80%(d)	0.81%(d)	0.81%(d)
Ratio of Net Investment Income to Average Net Assets	1.26%	1.10%	0.80%	1.62%	0.54%
Portfolio Turnover Rate	45.6%	26.9%	14.0%	27.0%	32.0%

	2008	2007	2006	2005	2004

MidCap Stock Account

Class 2 shares

Net Asset Value, Beginning of Period	$15.10	$17.60	$17.24	$16.36	$14.58
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.11	0.16	0.09	0.22	0.04
Net Realized and Unrealized Gain (Loss) on Investments	(3.48)	(1.34)	2.47	1.84	2.02

Total From Investment Operations	(3.37)	(1.18)	2.56	2.06	2.06
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.19)	(0.12)	(0.28)	(0.05)	(0.03)
Distributions from Realized Gains	(3.54)	(1.20)	(1.92)	(1.13)	(0.25)

Total Dividends and Distributions	(3.73)	(1.32)	(2.20)	(1.18)	(0.28)

Net Asset Value, End of Period	$8.00	$15.10	$17.60	$17.24	$16.36

Total Return(b)	(29.73)%	(8.10)%	16.56%	13.12%	14.28%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$8,177	$12,426	$11,788	$7,692	$6,080
Ratio of Expenses to Average Net Assets(c)	1.02%	1.00%	1.05%	1.06%	1.06%
Ratio of Gross Expenses to Average Net Assets	–	–	1.05%(d)	1.06%(d)	1.06%(d)
Ratio of Net Investment Income to Average Net Assets	0.97%	0.90%	0.55%	1.37%	0.29%
Portfolio Turnover Rate	45.6%	26.9%	14.0%	27.0%	32.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager's contractual expense limit.

(d)	Expense ratio without custodian credits.

See accompanying notes.

141

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

Money Market Account

Class 1 shares

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.03	0.05	0.05	0.03	0.01

Total From Investment Operations	0.03	0.05	0.05	0.03	0.01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	(0.05)	(0.05)	(0.03)	(0.01)

Total Dividends and Distributions	(0.03)	(0.05)	(0.05)	(0.03)	(0.01)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(b)	2.58%	4.94%	4.67%	2.69%	0.92%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$455,594	$272,347	$180,210	$150,653	$140,553
Ratio of Expenses to Average Net Assets(c)	0.45%	0.47%	0.49%	0.61%	0.49%
Ratio of Net Investment Income to Average Net Assets	2.47%	4.81%	4.59%	2.66%	0.91%

	2008	2007(d)

Money Market Account

Class 2 shares

Net Asset Value, Beginning of Period	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.02	0.04

Total From Investment Operations	0.02	0.04
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.02)	(0.04)

Total Dividends and Distributions	(0.02)	(0.04)

Net Asset Value, End of Period	$1.00	$1.00

Total Return(b)	2.33%	4.59%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$15,013	$4,646
Ratio of Expenses to Average Net Assets(c)	0.70%	0.72%(f)
Ratio of Net Investment Income to Average Net Assets	2.13%	4.55%(f)

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager's contractual expense limit.

(d)	Period from January 8, 2007, date operations commenced, through December 31, 2007.

(e)	Total return amounts have not been annualized.

(f)	Computed on an annualized basis.

See accompanying notes.

142

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

Mortgage Securities Account

Class 1 shares

Net Asset Value, Beginning of Period	$10.49	$10.41	$10.47	$10.71	$10.75
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.48	0.49	0.47	0.46	0.45
Net Realized and Unrealized Gain (Loss) on Investments	(0.01)	0.16	(0.03)	(0.22)	(0.06)

Total From Investment Operations	0.47	0.65	0.44	0.24	0.39
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.68)	(0.57)	(0.50)	(0.48)	(0.43)

Total Dividends and Distributions	(0.68)	(0.57)	(0.50)	(0.48)	(0.43)

Net Asset Value, End of Period	$10.28	$10.49	$10.41	$10.47	$10.71

Total Return(b)	4.68%	6.58%	4.45%	2.27%	3.78%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$152,711	$226,615	$259,054	$266,902	$263,816
Ratio of Expenses to Average Net Assets(c)	0.51%	0.50%	0.53%	0.54%	0.54%
Ratio of Gross Expenses to Average Net Assets	–	–	0.53%(d)	0.54%(d)	0.54%(d)
Ratio of Net Investment Income to Average Net Assets	4.63%	4.73%	4.54%	4.39%	4.21%
Portfolio Turnover Rate	9.9%	6.2%	16.0%	33.0%	28.0%

	2008	2007	2006	2005	2004

Mortgage Securities Account

Class 2 shares

Net Asset Value, Beginning of Period	$10.47	$10.39	$10.43	$10.66	$10.70
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.45	0.46	0.44	0.43	0.42
Net Realized and Unrealized Gain (Loss) on Investments	(0.01)	0.17	(0.02)	(0.22)	(0.06)

Total From Investment Operations	0.44	0.63	0.42	0.21	0.36
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.65)	(0.55)	(0.46)	(0.44)	(0.40)

Total Dividends and Distributions	(0.65)	(0.55)	(0.46)	(0.44)	(0.40)

Net Asset Value, End of Period	$10.26	$10.47	$10.39	$10.43	$10.66

Total Return(b)	4.41%	6.21%	4.22%	2.02%	3.59%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,085	$3,322	$5,041	$8,742	$12,757
Ratio of Expenses to Average Net Assets(c)	0.76%	0.75%	0.78%	0.79%	0.79%
Ratio of Gross Expenses to Average Net Assets	–	–	0.78%(d)	0.79%(d)	0.79%(d)
Ratio of Net Investment Income to Average Net Assets	4.38%	4.47%	4.29%	4.14%	3.96%
Portfolio Turnover Rate	9.9%	6.2%	16.0%	33.0%	28.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager's contractual expense limit.

(d)	Expense ratio without custodian credits.

See accompanying notes.

143

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

Real Estate Securities Account

Class 1 shares

Net Asset Value, Beginning of Period	$19.06	$26.09	$20.51	$17.88	$14.90
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.25	0.35	0.23	0.40	0.39
Net Realized and Unrealized Gain (Loss) on Investments	(4.11)	(4.45)	6.84	2.39	4.66

Total From Investment Operations	(3.86)	(4.10)	7.07	2.79	5.05
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.41)	(0.20)	(0.39)	–	(0.35)
Distributions from Realized Gains	(6.04)	(2.73)	(1.10)	(0.16)	(1.72)

Total Dividends and Distributions	(6.45)	(2.93)	(1.49)	(0.16)	(2.07)

Net Asset Value, End of Period	$8.75	$19.06	$26.09	$20.51	$17.88

Total Return(b)	(32.86)%	(17.69)%	36.61%	15.85%	34.53%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$127,836	$204,752	$255,955	$178,922	$146,022
Ratio of Expenses to Average Net Assets(c)	0.89%	0.86%	0.87%	0.89%	0.90%
Ratio of Gross Expenses to Average Net Assets	–	–	–	–	0.90%(d)
Ratio of Net Investment Income to Average Net Assets	1.77%	1.51%	1.01%	2.16%	2.37%
Portfolio Turnover Rate	47.2%	81.3%(e)	35.8%	23.6%	58.8%

	2008	2007(f)

Real Estate Securities Account

Class 2 shares

Net Asset Value, Beginning of Period	$19.06	$25.65
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.20	0.27
Net Realized and Unrealized Gain (Loss) on Investments	(4.10)	(4.00)

Total From Investment Operations	(3.90)	(3.73)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.36)	(0.13)
Distributions from Realized Gains	(6.04)	(2.73)

Total Dividends and Distributions	(6.40)	(2.86)

Net Asset Value, End of Period	$8.76	$19.06

Total Return(b)	(33.01)%	(16.50)%(g)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$568	$1,441
Ratio of Expenses to Average Net Assets(c)	1.14%	1.11%(h)
Ratio of Net Investment Income to Average Net Assets	1.35%	1.17%(h)
Portfolio Turnover Rate	47.2%	81.3%(e)

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c) Reflects Manager's contractual expense limit.

(d) Expense ratio without commission rebates.

(e) Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT REIT Fund.

(f) Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized loss of $.05 per share from January 3, 2007 through January 8, 2007.

(g) Total return amounts have not been annualized.

(h) Computed on an annualized basis.

See accompanying notes.

144

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

SAM Balanced Portfolio

Class 1 shares

Net Asset Value, Beginning of Period	$19.17	$18.09	$16.72	$16.08	$14.88
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.62	0.64	0.41	0.36	0.32
Net Realized and Unrealized Gain (Loss) on Investments	(4.93)	0.92	1.33	0.59	1.16

Total From Investment Operations	(4.31)	1.56	1.74	0.95	1.48
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.71)	(0.48)	(0.37)	(0.31)	(0.28)
Distributions from Realized Gains	(2.20)	–	–	–	–

Total Dividends and Distributions	(2.91)	(0.48)	(0.37)	(0.31)	(0.28)

Net Asset Value, End of Period	$11.95	$19.17	$18.09	$16.72	$16.08

Total Return(b)	(26.18)%	8.67%	10.61%	6.01%	10.12%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$387,339	$481,245	$507,193	$462,438	$467,076
Ratio of Expenses to Average Net Assets(c),(d)	0.25%	0.23%	0.27%	0.28%	0.28%
Ratio of Gross Expenses to Average Net Assets(d)	–	–	0.27%(e)	0.28%(e)	0.28%(e)
Ratio of Net Investment Income to Average Net Assets	4.04%	3.40%	2.39%	2.26%	2.13%
Portfolio Turnover Rate	39.1%	42.1%	11.0%	4.0%	4.0%

	2008	2007	2006	2005	2004

SAM Balanced Portfolio

Class 2 shares

Net Asset Value, Beginning of Period	$19.04	$17.97	$16.61	$15.99	$14.82
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.64	0.58	0.37	0.32	0.28
Net Realized and Unrealized Gain (Loss) on Investments	(4.97)	0.92	1.32	0.58	1.16

Total From Investment Operations	(4.33)	1.50	1.69	0.90	1.44
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.66)	(0.43)	(0.33)	(0.28)	(0.27)
Distributions from Realized Gains	(2.20)	–	–	–	–

Total Dividends and Distributions	(2.86)	(0.43)	(0.33)	(0.28)	(0.27)

Net Asset Value, End of Period	$11.85	$19.04	$17.97	$16.61	$15.99

Total Return(b)	(26.42)%	8.39%	10.38%	5.72%	9.83%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$113,639	$212,465	$224,203	$198,280	$164,802
Ratio of Expenses to Average Net Assets(c),(d)	0.50%	0.48%	0.52%	0.53%	0.53%
Ratio of Gross Expenses to Average Net Assets(d)	–	–	0.52%(e)	0.53%(e)	0.53%(e)
Ratio of Net Investment Income to Average Net Assets	4.09%	3.13%	2.14%	2.01%	1.88%
Portfolio Turnover Rate	39.1%	42.1%	11.0%	4.0%	4.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager's contractual expense limit.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Expense ratio without custodian credits.

See accompanying notes.

145

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

SAM Conservative Balanced Portfolio

Class 1 shares

Net Asset Value, Beginning of Period	$13.07	$12.74	$12.07	$11.82	$11.15
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.50	0.52	0.39	0.35	0.34
Net Realized and Unrealized Gain (Loss) on Investments	(2.77)	0.43	0.64	0.18	0.56

Total From Investment Operations	(2.27)	0.95	1.03	0.53	0.90
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.47)	(0.45)	(0.33)	(0.28)	(0.23)
Distributions from Realized Gains	(0.84)	(0.17)	(0.03)	–	–

Total Dividends and Distributions	(1.31)	(0.62)	(0.36)	(0.28)	(0.23)

Net Asset Value, End of Period	$9.49	$13.07	$12.74	$12.07	$11.82

Total Return(b)	(19.21)%	7.55%	8.83%	4.59%	8.21%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$74,246	$50,531	$43,249	$43,818	$40,458
Ratio of Expenses to Average Net Assets(c),(d)	0.26%	0.24%	0.33%	0.38%	0.33%
Ratio of Gross Expenses to Average Net Assets(d)	–	–	0.33%(e)	0.38%(e)	0.33%(e)
Ratio of Net Investment Income to Average Net Assets	4.51%	4.05%	3.22%	3.00%	3.02%
Portfolio Turnover Rate	46.1%	45.0%	11.0%	4.0%	1.0%

	2008	2007	2006	2005	2004

SAM Conservative Balanced Portfolio

Class 2 shares

Net Asset Value, Beginning of Period	$12.97	$12.64	$11.98	$11.75	$11.11
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.57	0.49	0.36	0.32	0.31
Net Realized and Unrealized Gain (Loss) on Investments	(2.85)	0.43	0.64	0.17	0.55

Total From Investment Operations	(2.28)	0.92	1.00	0.49	0.86
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.44)	(0.42)	(0.31)	(0.26)	(0.22)
Distributions from Realized Gains	(0.84)	(0.17)	(0.03)	–	–

Total Dividends and Distributions	(1.28)	(0.59)	(0.34)	(0.26)	(0.22)

Net Asset Value, End of Period	$9.41	$12.97	$12.64	$11.98	$11.75

Total Return(b)	(19.41)%	7.34%	8.50%	4.37%	7.88%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$17,277	$29,194	$32,716	$29,984	$20,845
Ratio of Expenses to Average Net Assets(c),(d)	0.51%	0.49%	0.58%	0.63%	0.58%
Ratio of Gross Expenses to Average Net Assets(d)	–	–	0.58%(e)	0.63%(e)	0.58%(e)
Ratio of Net Investment Income to Average Net Assets	4.95%	3.85%	2.97%	2.75%	2.77%
Portfolio Turnover Rate	46.1%	45.0%	11.0%	4.0%	1.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager's contractual expense limit.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Expense ratio without custodian credits.

See accompanying notes.

146

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

SAM Conservative Growth Portfolio

Class 1 shares

Net Asset Value, Beginning of Period	$21.18	$19.70	$17.85	$16.89	$15.32
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.57	0.57	0.28	0.25	0.21
Net Realized and Unrealized Gain (Loss) on Investments	(6.78)	1.26	1.86	0.93	1.58

Total From Investment Operations	(6.21)	1.83	2.14	1.18	1.79
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.72)	(0.35)	(0.29)	(0.22)	(0.22)
Distributions from Realized Gains	(1.91)	–	–	–	–

Total Dividends and Distributions	(2.63)	(0.35)	(0.29)	(0.22)	(0.22)

Net Asset Value, End of Period	$12.34	$21.18	$19.70	$17.85	$16.89

Total Return(b)	(33.11)%	9.29%	12.20%	7.04%	11.78%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$103,553	$251,682	$284,083	$293,378	$303,584
Ratio of Expenses to Average Net Assets(c),(d)	0.25%	0.23%	0.28%	0.29%	0.28%
Ratio of Gross Expenses to Average Net Assets(d)	–	–	0.28%(e)	0.29%(e)	0.28%(e)
Ratio of Net Investment Income to Average Net Assets	3.34%	2.74%	1.50%	1.47%	1.36%
Portfolio Turnover Rate	24.4%	46.8%	8.0%	9.0%	10.0%

	2008	2007	2006	2005	2004

SAM Conservative Growth Portfolio

Class 2 shares

Net Asset Value, Beginning of Period	$21.03	$19.56	$17.73	$16.80	$15.25
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.57	0.51	0.23	0.21	0.17
Net Realized and Unrealized Gain (Loss) on Investments	(6.78)	1.26	1.86	0.91	1.58

Total From Investment Operations	(6.21)	1.77	2.09	1.12	1.75
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.67)	(0.30)	(0.26)	(0.19)	(0.20)
Distributions from Realized Gains	(1.91)	–	–	–	–

Total Dividends and Distributions	(2.58)	(0.30)	(0.26)	(0.19)	(0.20)

Net Asset Value, End of Period	$12.24	$21.03	$19.56	$17.73	$16.80

Total Return(b)	(33.30)%	9.04%	11.95%	6.71%	11.58%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$70,419	$129,346	$124,555	$94,662	$73,830
Ratio of Expenses to Average Net Assets(c),(d)	0.50%	0.48%	0.53%	0.54%	0.53%
Ratio of Gross Expenses to Average Net Assets(d)	–	–	0.53%(e)	0.54%(e)	0.53%(e)
Ratio of Net Investment Income to Average Net Assets	3.38%	2.47%	1.25%	1.22%	1.11%
Portfolio Turnover Rate	24.4%	46.8%	8.0%	9.0%	10.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager's contractual expense limit.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Expense ratio without custodian credits.

See accompanying notes.

147

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

SAM Flexible Income Portfolio

Class 1 shares

Net Asset Value, Beginning of Period	$14.36	$14.42	$14.08	$14.10	$13.71
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.56	0.67	0.56	0.52	0.51
Net Realized and Unrealized Gain (Loss) on Investments	(2.25)	0.18	0.36	(0.05)	0.35

Total From Investment Operations	(1.69)	0.85	0.92	0.47	0.86
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.90)	(0.69)	(0.57)	(0.47)	(0.47)
Distributions from Realized Gains	(1.19)	(0.22)	(0.01)	(0.02)	–

Total Dividends and Distributions	(2.09)	(0.91)	(0.58)	(0.49)	(0.47)

Net Asset Value, End of Period	$10.58	$14.36	$14.42	$14.08	$14.10

Total Return(b)	(13.76)%	6.09%	6.84%	3.41%	6.47%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$98,000	$113,970	$126,456	$143,367	$149,055
Ratio of Expenses to Average Net Assets(c),(d)	0.25%	0.24%	0.29%	0.30%	0.28%
Ratio of Gross Expenses to Average Net Assets(d)	–	–	0.29%(e)	0.30%(e)	0.28%(e)
Ratio of Net Investment Income to Average Net Assets	4.50%	4.66%	3.99%	3.74%	3.67%
Portfolio Turnover Rate	53.9%	28.4%	6.0%	5.0%	5.0%

	2008	2007	2006	2005	2004

SAM Flexible Income Portfolio

Class 2 shares

Net Asset Value, Beginning of Period	$14.26	$14.32	$13.98	$14.02	$13.65
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.66	0.63	0.53	0.49	0.47
Net Realized and Unrealized Gain (Loss) on Investments	(2.38)	0.19	0.36	(0.07)	0.36

Total From Investment Operations	(1.72)	0.82	0.89	0.42	0.83
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.86)	(0.66)	(0.54)	(0.44)	(0.46)
Distributions from Realized Gains	(1.19)	(0.22)	(0.01)	(0.02)	–

Total Dividends and Distributions	(2.05)	(0.88)	(0.55)	(0.46)	(0.46)

Net Asset Value, End of Period	$10.49	$14.26	$14.32	$13.98	$14.02

Total Return(b)	(14.02)%	5.86%	6.61%	3.09%	6.24%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$26,751	$53,025	$63,097	$79,487	$67,752
Ratio of Expenses to Average Net Assets(c),(d)	0.50%	0.49%	0.54%	0.55%	0.53%
Ratio of Gross Expenses to Average Net Assets(d)	–	–	0.54%(e)	0.55%(e)	0.53%(e)
Ratio of Net Investment Income to Average Net Assets	5.27%	4.39%	3.74%	3.49%	3.42%
Portfolio Turnover Rate	53.9%	28.4%	6.0%	5.0%	5.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager's contractual expense limit.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Expense ratio without custodian credits.

See accompanying notes.

148

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

SAM Strategic Growth Portfolio

Class 1 shares

Net Asset Value, Beginning of Period	$23.91	$22.07	$19.74	$18.45	$16.46
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.44	0.55	0.23	0.19	0.14
Net Realized and Unrealized Gain (Loss) on Investments	(7.99)	1.57	2.32	1.22	1.96

Total From Investment Operations	(7.55)	2.12	2.55	1.41	2.10
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.76)	(0.28)	(0.22)	(0.12)	(0.11)
Distributions from Realized Gains	(3.32)	–	–	–	–

Total Dividends and Distributions	(4.08)	(0.28)	(0.22)	(0.12)	(0.11)

Net Asset Value, End of Period	$12.28	$23.91	$22.07	$19.74	$18.45

Total Return(b)	(37.42)%	9.61%	13.06%	7.71%	12.83%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$44,945	$150,975	$146,789	$136,966	$130,069
Ratio of Expenses to Average Net Assets(c),(d)	0.25%	0.24%	0.29%	0.31%	0.29%
Ratio of Gross Expenses to Average Net Assets(d)	–	–	0.29%(e)	0.31%(e)	0.29%(e)
Ratio of Net Investment Income to Average Net Assets	2.36%	2.34%	1.10%	1.01%	0.80%
Portfolio Turnover Rate	31.8%	45.7%	7.0%	9.0%	4.0%

	2008	2007	2006	2005	2004

SAM Strategic Growth Portfolio

Class 2 shares

Net Asset Value, Beginning of Period	$23.77	$21.95	$19.64	$18.38	$16.42
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.50	0.47	0.17	0.14	0.09
Net Realized and Unrealized Gain (Loss) on Investments	(8.04)	1.57	2.32	1.22	1.97

Total From Investment Operations	(7.54)	2.04	2.49	1.36	2.06
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.71)	(0.22)	(0.18)	(0.10)	(0.10)
Distributions from Realized Gains	(3.32)	–	–	–	–

Total Dividends and Distributions	(4.03)	(0.22)	(0.18)	(0.10)	(0.10)

Net Asset Value, End of Period	$12.20	$23.77	$21.95	$19.64	$18.38

Total Return(b)	(37.56)%	9.34%	12.77%	7.47%	12.54%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$48,224	$80,715	$69,965	$48,413	$34,129
Ratio of Expenses to Average Net Assets(c),(d)	0.50%	0.49%	0.54%	0.56%	0.54%
Ratio of Gross Expenses to Average Net Assets(d)	–	–	0.54%(e)	0.56%(e)	0.54%(e)
Ratio of Net Investment Income to Average Net Assets	2.81%	2.04%	0.85%	0.76%	0.55%
Portfolio Turnover Rate	31.8%	45.7%	7.0%	9.0%	4.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager's contractual expense limit.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Expense ratio without custodian credits.

See accompanying notes.

149

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

Short-Term Income Account

Class 1 shares

Net Asset Value, Beginning of Period	$2.50	$2.52	$2.52	$2.58	$2.63
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.10	0.11	0.11	0.10	0.10
Net Realized and Unrealized Gain (Loss) on Investments	(0.11)	–	–	(0.06)	(0.05)

Total From Investment Operations	(0.01)	0.11	0.11	0.04	0.05
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)	(0.13)	(0.11)	(0.10)	(0.10)

Total Dividends and Distributions	(0.08)	(0.13)	(0.11)	(0.10)	(0.10)

Net Asset Value, End of Period	$2.41	$2.50	$2.52	$2.52	$2.58

Total Return(b)	(0.57)%	4.50%	4.59%	1.64%	2.07%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$37,975	$76,165	$42,466	$47,221	$48,574
Ratio of Expenses to Average Net Assets(c)	0.52%	0.50%	0.61%	0.60%	0.61%
Ratio of Gross Expenses to Average Net Assets	–	–	0.61%(d)	0.60%(d)	0.61%(d)
Ratio of Net Investment Income to Average Net Assets	4.05%	4.56%	4.30%	4.01%	3.74%
Portfolio Turnover Rate	40.1%	46.8%	13.0%	22.0%	17.0%

	2008	2007	2006	2005	2004

Short-Term Income Account

Class 2 shares

Net Asset Value, Beginning of Period	$2.49	$2.51	$2.51	$2.56	$2.62
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.09	0.11	0.10	0.09	0.09
Net Realized and Unrealized Gain (Loss) on Investments	(0.12)	(0.01)	–	(0.05)	(0.05)

Total From Investment Operations	(0.03)	0.10	0.10	0.04	0.04
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)	(0.12)	(0.10)	(0.09)	(0.10)

Total Dividends and Distributions	(0.07)	(0.12)	(0.10)	(0.09)	(0.10)

Net Asset Value, End of Period	$2.39	$2.49	$2.51	$2.51	$2.56

Total Return(b)	(1.23)%	4.24%	4.24%	1.76%	1.60%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,662	$2,386	$3,221	$5,156	$7,096
Ratio of Expenses to Average Net Assets(c)	0.77%	0.75%	0.86%	0.85%	0.86%
Ratio of Gross Expenses to Average Net Assets	–	–	0.86%(d)	0.85%(d)	0.86%(d)
Ratio of Net Investment Income to Average Net Assets	3.81%	4.33%	4.05%	3.76%	3.49%
Portfolio Turnover Rate	40.1%	46.8%	13.0%	22.0%	17.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager's contractual expense limit.

(d)	Expense ratio without custodian credits.

See accompanying notes.

150

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

SmallCap Growth Account II(a)

Class 1 shares

Net Asset Value, Beginning of Period	$11.35	$10.81	$9.92	$9.30	$8.36
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.06)	(0.07)	(0.06)	(0.07)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	(4.61)	0.61	0.95	0.69	1.00

Total From Investment Operations	(4.67)	0.54	0.89	0.62	0.94

Net Asset Value, End of Period	$6.68	$11.35	$10.81	$9.92	$9.30

Total Return(c)	(41.15)%	5.00%	8.97%	6.67%	11.24%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$59,137	$103,626	$73,327	$66,656	$63,453
Ratio of Expenses to Average Net Assets(d)	1.05%	1.01%	1.02%	1.05%	0.99%
Ratio of Gross Expenses to Average Net Assets	–	–	–	–	1.01%(e)
Ratio of Net Investment Income to Average Net Assets	(0.65)%	(0.59)%	(0.62)%	(0.77)%	(0.70)%
Portfolio Turnover Rate	83.8%	86.5%(f)	77.6%	68.2%	43.3%

	2008	2007(g)

SmallCap Growth Account II(a)

Class 2 shares

Net Asset Value, Beginning of Period	$11.32	$10.72
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.08)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	(4.59)	0.70

Total From Investment Operations	(4.67)	0.60

Net Asset Value, End of Period	$6.65	$11.32

Total Return(c)	(41.25)%	5.60%(h)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,102	$3,968
Ratio of Expenses to Average Net Assets(d)	1.30%	1.26%(i)
Ratio of Net Investment Income to Average Net Assets	(0.90)%	(0.84)%(i)
Portfolio Turnover Rate	83.8%	86.5%(f)

(a) Effective June 13, 2008, SmallCap Growth Account changed its name to SmallCap Growth Account II.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(d) Reflects Manager's contractual expense limit.

(e) Expense ratio without commission rebates.

(f) Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT SmallCap Growth Fund.

(g) Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized gain of $.07 per share from January 3, 2007 through January 8, 2007.

(h) Total return amounts have not been annualized.

(i) Computed on an annualized basis.

See accompanying notes.

151

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

SmallCap Value Account I(a)

Class 1 shares

Net Asset Value, Beginning of Period	$15.69	$18.66	$17.61	$16.83	$15.04
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.14	0.13	0.09	0.07	0.03
Net Realized and Unrealized Gain (Loss) on Investments	(4.60)	(1.68)	2.98	0.96	3.37

Total From Investment Operations	(4.46)	(1.55)	3.07	1.03	3.40
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.13)	(0.07)	(0.06)	(0.01)	(0.03)
Distributions from Realized Gains	(1.59)	(1.35)	(1.96)	(0.24)	(1.58)

Total Dividends and Distributions	(1.72)	(1.42)	(2.02)	(0.25)	(1.61)

Net Asset Value, End of Period	$9.51	$15.69	$18.66	$17.61	$16.83

Total Return(c)	(31.82)%	(9.52)%	18.64%	6.22%	23.08%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$116,467	$178,698	$171,973	$132,035	$107,206
Ratio of Expenses to Average Net Assets(d)	1.01%	1.01%	1.11%	1.13%	1.12%
Ratio of Gross Expenses to Average Net Assets	–	–	–	–	1.13%(e)
Ratio of Net Investment Income to Average Net Assets	1.07%	0.71%	0.49%	0.38%	0.21%
Portfolio Turnover Rate	56.1%	55.0%(f)	49.0%	45.3%	38.0%

	2008	2007(g)

SmallCap Value Account I(a)

Class 2 shares

Net Asset Value, Beginning of Period	$15.68	$18.41
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.10	0.08
Net Realized and Unrealized Gain (Loss) on Investments	(4.57)	(1.43)

Total From Investment Operations	(4.47)	(1.35)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.11)	(0.03)
Distributions from Realized Gains	(1.59)	(1.35)

Total Dividends and Distributions	(1.70)	(1.38)

Net Asset Value, End of Period	$9.51	$15.68

Total Return(c)	(31.89)%	(8.51)%(h)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$101	$237
Ratio of Expenses to Average Net Assets(d)	1.26%	1.26%(i)
Ratio of Net Investment Income to Average Net Assets	0.78%	0.48%(i)
Portfolio Turnover Rate	56.1%	55.0%(f)

(a) Effective June 13, 2008, SmallCap Value Account changed its name to SmallCap Value Account I.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(d) Reflects Manager's contractual expense limit.

(e) Expense ratio without commission rebates.

(f) Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT SmallCap Value Fund.

(g) Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized gain of $.09 per share from January 3, 2007 through January 8, 2007.

(h) Total return amounts have not been annualized.

(i) Computed on an annualized basis.

See accompanying notes.

152

	FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004

West Coast Equity Account

Class 1 shares

Net Asset Value, Beginning of Period	$25.13	$24.06	$22.04	$20.45	$18.14
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.15	0.20	0.15	0.13	0.16
Net Realized and Unrealized Gain (Loss) on Investments	(7.79)	1.89	2.45	1.61	2.20

Total From Investment Operations	(7.64)	2.09	2.60	1.74	2.36
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.24)	(0.18)	(0.12)	(0.15)	(0.05)
Distributions from Realized Gains	(2.20)	(0.84)	(0.46)	–	–

Total Dividends and Distributions	(2.44)	(1.02)	(0.58)	(0.15)	(0.05)

Net Asset Value, End of Period	$15.05	$25.13	$24.06	$22.04	$20.45

Total Return(b)	(33.37)%	8.73%	12.03%	8.57%	13.03%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$65,187	$128,486	$152,592	$130,071	$119,371
Ratio of Expenses to Average Net Assets(c)	0.64%	0.63%	0.67%	0.68%	0.69%
Ratio of Gross Expenses to Average Net Assets	–	–	0.67%(d)	0.68%(d)	0.69%(d)
Ratio of Net Investment Income to Average Net Assets	0.76%	0.81%	0.66%	0.62%	0.87%
Portfolio Turnover Rate	14.6%	16.6%	18.0%	18.0%	17.0%

	2008	2007	2006	2005	2004

West Coast Equity Account

Class 2 shares

Net Asset Value, Beginning of Period	$24.97	$23.91	$21.92	$20.35	$18.08
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.10	0.13	0.10	0.08	0.11
Net Realized and Unrealized Gain (Loss) on Investments	(7.75)	1.89	2.43	1.60	2.19

Total From Investment Operations	(7.65)	2.02	2.53	1.68	2.30
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.18)	(0.12)	(0.08)	(0.11)	(0.03)
Distributions from Realized Gains	(2.20)	(0.84)	(0.46)	–	–

Total Dividends and Distributions	(2.38)	(0.96)	(0.54)	(0.11)	(0.03)

Net Asset Value, End of Period	$14.94	$24.97	$23.91	$21.92	$20.35

Total Return(b)	(33.56)%	8.46%	11.75%	8.30%	12.72%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$6,970	$15,662	$16,954	$10,823	$8,270
Ratio of Expenses to Average Net Assets(c)	0.89%	0.88%	0.92%	0.93%	0.94%
Ratio of Gross Expenses to Average Net Assets	–	–	0.92%(d)	0.93%(d)	0.94%(d)
Ratio of Net Investment Income to Average Net Assets	0.49%	0.55%	0.41%	0.37%	0.62%
Portfolio Turnover Rate	14.6%	16.6%	18.0%	18.0%	17.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager's contractual expense limit.

(d)	Expense ratio without custodian credits.

See accompanying notes.

153

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders Principal Variable Contracts Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Diversified International Account, Equity Income Account, Income Account, LargeCap Blend Account II, LargeCap Growth Account, MidCap Stock Account, Money Market Account, Mortgage Securities Account, Real Estate Securities Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Account, SmallCap Growth Account II, SmallCap Value Account I and West Coast Equity Account, (18 of the 40 portfolios constituting the Principal Variable Contracts Funds, Inc. (collectively the “Funds”)) as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Equity Income Account, Income Account, MidCap Stock Account, Mortgage Securities Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Account, and West Coast Equity Account for each of the periods presented through December 31, 2005, were audited by other auditors whose report dated February 17, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above constituting portfolios within the Principal Variable Contracts Funds, Inc. at December 31, 2008, the results of their operations, the changes in their net assets for the two years in the period then ended, and their financial highlights for each of the periods indicated above, in conformity with U.S. generally accepted accounting principles.

Des Moines, Iowa February 17, 2009

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Funds, Inc. which is also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

		Number of
		Portfolios in Fund
		Complex	Other
Name, Position Held with the Fund,	Principal Occupation(s)	Overseen by	Directorships
Address*, and Year of Birth	During past 5 years	Director	Held by Director**

Elizabeth Ballantine	Principal, EBA Associates	112	The McClatchy
Director since 2004			Company
Member, Nominating and Governance
Committee
1948

Kristianne Blake	President, Kristianne Gates Blake,	112	Avista Corporation;
Director since 2007	P.S.		Russell Investment
Member, Operations Committee			Company; Russell
1954			Investment Funds

Craig Damos	CEO/President, Vertical Growth	112	None
Director since 2008	Officer, and CFO, The Weitz
Member, Operations Committee	Company
1954

Richard W. Gilbert	President, Gilbert Communications,	112	Calamos Asset
Director since 1985	Inc.		Management, Inc.
Member, Nominating and Governance
Committee
Member, Executive Committee
1940

Mark A. Grimmett	Executive Vice President and CFO,	112	None
Director since 2004	Merle Norman Cosmetics, Inc.
Member, Audit Committee
1960

Fritz S. Hirsch	President and CEO, Sassy, Inc.	112	None
Director since 2005
Member, Audit Committee
1951

William C. Kimball	Retired. Formerly Chairman and	112	Casey’s General Stores,
Director since 1999	CEO, Medicap Pharmacies, Inc.		Inc.
Member, Nominating and Governance
Committee
1947

Barbara A. Lukavsky	President and CEO, Barbican	112	None
Director since 1987	Enterprises, Inc.
Member, Nominating and Governance
Committee
1940

Daniel Pavelich	Retired. Formerly, Chairman and	112	Catalytic Inc.; Vaagen
Director since 2007	CEO of BDO Seidman.		Bros. Lumber, Inc.
Member, Audit Committee
1944

The following directors are considered to be “interested persons” as defined in the 1940 Act, as amended, because of an affiliation with the Manager and Principal Life.

Ralph C. Eucher	Chairman and Director, Principal	112	None
Director, Chairman and CEO	Management Corporation, since 1999.
Member, Executive Committee	Director, Principal Funds Distributor,
1952	Inc. since 2007. Director, Princor
since 1999. President Princor 1999-
2005. Senior Vice President, Principal
Life, since 2002. Prior thereto, Vice
President.

Nora M. Everett	President since 2008, Senior Vice	112	None
Director, President	President and Deputy General
1959	Counsel, Principal Financial Group,
Inc. 2004-2008. Vice President and
Counsel, Principal Financial Group,
Inc. 2001-2004.

William G. Papesh	Retired December 2007. Prior thereto,	112	None
Director	President and Director of Edge Asset
Member, Operations Committee	Management, Inc. since 2007;
1943	President and CEO of WM Group of
Funds 1987-2006.

*Correspondence intended for each Director who is other than an Interested Director may be sent to 711 High Street, Des Moines, IA 50392.

**Directorships of any company registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act or any other mutual fund.

The following table presents officers of the Funds.

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years

Craig L. Bassett	Vice President and Treasurer, Principal Life.
Treasurer
711 High Street, Des Moines, IA 50392
1952

Michael J. Beer	Executive Vice President and Chief Operating
Executive Vice President	Officer, Principal Management Corporation.
711 High Street, Des Moines, IA 50392	Executive Vice President, Principal Funds
1961	Distributor, Inc., since 2007. President, Princor, since
2005.

Randy L. Bergstrom	Counsel, Principal Life.
Assistant Tax Counsel
711 High Street, Des Moines, IA 50392
1955

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years

David J. Brown	Vice President, Product & Distribution Compliance,
Chief Compliance Officer	Principal Life. Senior Vice President, Principal
711 High Street, Des Moines, IA 50392	Management Corporation since 2004. Senior Vice
1960	President, Principal Funds Distributor, Inc., since
2007. Second Vice President, Princor, since 2003,
and prior thereto, Vice President, Principal
Management Corporation and Princor.

Jill R. Brown	Second Vice President, Principal Financial Group and
Senior Vice President	Senior Vice President, Principal Management
1100 Investment Blvd, ste 200	Corporation and Princor, since 2006. Chief Financial
El Dorado Hills, CA 95762	Officer, Princor since 2003. Vice President, Princor
1967	2003-2006. Senior Vice President and Chief Financial
Officer, Principal Funds Distributor, Inc., since 2007.
Prior thereto, Assistant Financial Controller, Principal
Life.

Cary Fuchs	President, Principal Funds Distributor, since 2007;
Senior Vice President of Distribution	Director of Mutual Fund Operations, Principal
1100 Investment Blvd, ste 200	Shareholder Services, since 2005; prior thereto,
El Dorado Hills, CA 95762	Divisional Vice President Boston Financial Data
1957	Services.

Steve Gallaher	Second Vice President and Counsel, Principal Life
Assistant Counsel	since 2006. Self-Employed Writer in 2005. 2004 and
711 High Street Des Moines, IA 50392	prior thereto Senior Vice President and Counsel of
1955	Principal Residential Mortgage, Inc.

Ernie H. Gillum	Vice President and Chief Compliance Officer,
Vice President, Assistant Secretary	Principal Management Corporation, since 2004, and
711 High Street Des Moines, IA 50392	prior thereto, Vice President, Compliance and Product
1955	Development, Principal Management Corporation.

Patrick A. Kirchner	Counsel, Principal Life.
Assistant Counsel
711 High Street, Des Moines, IA 50392
1960

Carolyn F. Kolks	Counsel, Principal Life, since 2003 and prior thereto,
Assistant Tax Counsel	Attorney.
711 High Street, Des Moines, IA 50392
1962

Sarah J. Pitts	Counsel, Principal Life.
Assistant Counsel
711 High Street, Des Moines, IA 50392
1945

Layne A. Rasmussen	Vice President and Controller – Mutual Funds,
Vice President, Controller, and CFO	Principal Management Corporation.
711 High Street, Des Moines, IA 50392
1958

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years

Michael D. Roughton	Vice President and Senior Securities Counsel,
Counsel	Principal Financial Group, Inc. Senior Vice President
711 High Street, Des Moines, IA 50392	and Counsel, Principal Management Corporation,
1951	Principal Funds Distributor, Inc., and Princor.
Counsel, Principal Global.

Adam U. Shaikh	Counsel, Principal Life, since 2006. Prior thereto,
Assistant Counsel	practicing attorney.
711 High Street, Des Moines, IA 50392
1972

Dan Westholm	Director Treasury, since 2003. Prior thereto, Assistant
Assistant Treasurer	Treasurer.
711 High Street, Des Moines, IA 50392
1966

Beth Wilson	Director and Secretary, Principal Funds, since 2007.
Vice President and Secretary	Prior thereto, Business Manager for Pella
711 High Street, Des Moines, IA 50392	Corporation.
1956

The Audit Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund.

The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.

The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the fund for election to the Board. The committee also oversees the structure and efficiency of the Board of Directors and the committees the Board establishes, and the activities of the Funds’ Chief Compliance Officer.

The Operations Committee oversees the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and provides review and oversight of the Funds’ operations.

Additional information about the Fund is available in the Prospectuses dated April 30, 2008 and the Statement of Additional Information dated April 30, 2008. These documents may be obtained free of charge by writing or telephoning Principal Funds Distributor, Inc., P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-222-5852.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning Principal Funds Distributor, Inc., at 1-800-222-5852, at the Principal Funds website at www.principal.com, or at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of March 31 and September 30 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Variable Contracts Funds, Inc. (“PVC”) completed the annual review and renewal of the management agreement between Principal Management Corporation (the “Manager”) and PVC (the “Management Agreement”) and the Subadvisory Agreements relating to all PVC Accounts. In preparation for their approval process, the Independent Directors met with independent legal counsel in advance of the meetings to discuss the information provided.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreements and are not “interested persons” of PVC, as defined in the 1940 Act (the “Independent Directors”), annually to review and consider the continuation of: (1) the Management Agreement as it relates to the forty (40) series of PVC (each series is referred to as an “Account”) (2) the subadvisory agreements between the Manager and each of Alliance Bernstein L.P.; American Century Investment Management, Inc.; Columbus Circle Investors (“CCI”); Edge Asset Management Inc. (“Edge”); Emerald Advisors, Inc.; Essex Investment Management Company, LLC; J.P. Morgan Investment Management, Inc.; Jacobs Levy Equity Management, Inc.; Mellon Capital Management Corporation; Morgan Stanley Investments LP; Neuberger Berman Management, Inc.; Principal Real Estate Investors, LLC (“PREI”); Principal Global Investors, LLC (“PGI”); T. Rowe Price Associates, Inc. and Westwood Management Corp. (collectively, the “Subadvisers”). The Management Agreement and the Subadvisory Agreements are collectively referred to as the “Advisory Agreements.”

The Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the selection of the Manager and each Subadviser and the continuation of the Advisory Agreements. On August 11, September 7 and September 8, the Independent Directors also met independently of Fund management and the directors who are interested persons of PVC with their independent legal counsel and an independent consultant. In evaluating the Advisory Agreements, the Board, including Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including but not limited to the following: (i) the investment performance of each Account compared to the investment performance of a market index and a broad based industry category determined by Morningstar, (ii) a comparison of each Account’s management fee (at current asset levels and theoretical asset levels) and expense ratio (at current asset levels) to the advisory fee and expense ratio for the mutual funds in a narrow peer group and a broad-based industry category, both selected by Lipper, (iii) fee schedules applicable to the Manager’s and the Subadvisers’ other clients, (iv) the Manager’s financial results and condition, including its profitability from services it performed for each Account, (v) an analysis of the Manager’s and each Subadviser’s allocation of the benefits of economies of scale (vi) the Manager’s and each Subadvisers’ record of compliance with applicable laws and regulations, and with each Account’s investment policies and restrictions, and (vii) the nature and character of the services the Manager and each Subadviser provides to each Account.

Nature, Extent and Quality of Services

With regard to the Manager, the Board considered the nature, quality and extent of services provided under the Management Agreement, including administrative services. The Board considered the experience and skills of senior management leading fund operations, the experience and skills of the personnel performing the functions under the Management Agreement and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager. The Board concluded that appropriate resources were provided under the Management Agreement. The Board also considered the delegation of day-to-day portfolio management responsibility to the Subadvisers and the due diligence program developed by the Manager for identifying, recommending, monitoring and replacing Subadvisers. The Board concluded that this due diligence process was working well. The Board also considered the compliance program established by the Manager and the level of compliance attained for the Funds.

With regard to each Subadviser, the Board considered the nature, quality and extent of services provided under each Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadviser, investment approach of the Subadviser, the experience and skills of investment personnel responsible for the day-to-day management of each Account, and the resources made available to such personnel. The Board also considered each Subadviser’s compliance with investment policies and general legal compliance. In addition, the Board considered the analysis provided under the Manager’s due-diligence program, which resulted in the Manager recommending that each Subadvisory Agreement be continued.

Investment Performance

The Board reviewed each Account’s investment performance over longer-term periods (both for a blended three- and five-year period and for a three year period), and compared those returns to various agreed-upon performance measures, including market indices and peer group data based upon a broad-based, industry category determined by Morningstar. For Accounts that did not have a three year history, the Board reviewed performance for a one-year period. The Board also considered whether each Account’s investment results were consistent with the Account’s investment objective and policies. For most Accounts, the Board concluded that the Account’s investment returns met or exceeded acceptable levels of investment performance. There were some Accounts, or certain Subadvisers for a multi-manager Account, that had not attained during the relevant period a level of investment performance the Board considered satisfactory. However, the Board noted that the Manager does not directly control investment performance, but rather engages the Subadvisers that manage the portfolios. The Board concluded that the Manager has in place an effective due diligence process to monitor investment performance, to encourage remedial action and to make changes in the Subadviser at the appropriate time, if necessary. Therefore, the Board concluded that the Manager’s oversight of the Subadvisers was satisfactory.

As to each Account, the Manager had advised the Board either that the investment services delivered by the Subadviser to the Account were reasonable or the Subadviser’s longer-term track record justified continuing the contract with more in-depth monitoring. Based upon all relevant factors, the Board concluded that either: (i) the investment performance of each Account either met or exceeded acceptable levels of investment performance, and was therefore satisfactory; or (ii) although the Account experienced underperformance, based upon that Account’s particular circumstances, it was in the best interests of the Account to continue to closely monitor performance and to renew the Subadvisory Agreements. In each case involving underperformance, the Board concluded that the Manager was providing effective monitoring.

Investment Management and Subadvisory Fees

The Board considered each Account’s management fees. The Board received information, based on data supplied by Lipper, comparing each Account’s contractual management fee (at current asset levels and at theoretical asset levels) and actual (after fee waivers) management fee (at current asset levels) and actual total expense ratio (at current asset levels for Class 1 shares) to advisory fees and expense ratios of mutual funds in a narrow peer group independently selected by Lipper (“Expense Group”) and a broad-based, industry category defined by Lipper (“Expense Universe”).

In assessing whether the management fees were reasonable, the Board considered a variety of factors, including the amount of the fees, breakpoints, comparison to fees of peer group funds and to other funds managed by the Manager, subadvisory fees paid, services provided, investment performance, total expense ratios, profitability and expense caps. For most Accounts, actual management fees and expense ratios were within the third quartile or better when compared to their Expense Group. For some Accounts, although actual management fees were higher than the third quartile, total expense ratios were within the third quartile or better. For Accounts with expense ratios within the fourth quartile, the Board requested further explanation from the Manager regarding the reasonableness of management fees. The Board considered factors related to certain Accounts with both actual management fees and total expenses higher than third quartile as compared to their Expense Group and certain other Accounts that experienced significant underperformance. For the SAM Portfolios, the Board determined that the Manager’s unique active asset allocation strategy justified higher management fees than the Accounts’ peer groups and that the total expense ratios (including the expenses of the underlying funds) compare favorably.

With respect to the Board’s review of the expense caps in place with respect to certain Accounts, the Board considered the Manager’s proposals to extend the expense cap for one Account for an additional year, and let expense caps for certain Accounts expire, based upon the individual circumstances of these Accounts. The Board also considered the Manager’s proposal to add new expense caps to the MidCap Value Account II.

Considering all factors it deemed relevant, the Board concluded that the management fee schedule for each Account was reasonable and appropriate in light of the nature and quality of services provided by the Manager and other relevant factors.

The Board considered each Account’s subadvisory fees. The Board evaluated the subadvisory fees based upon data supplied by Lipper, which compared the contractual subadvisory fees to available information about subadvised funds in the Expense Universe.

For each Subadviser not affiliated with the Manager (“Unaffiliated Subadvisers”) (each Subadviser except PGI, PREI, Edge, and CCI), the Board also considered that the subadvisory fee rate was negotiated at arm’s length between the Manager and each Subadviser and that the Manager compensates the Subadviser from its fees.

For the Subadvisers that reported fees for “Other Clients” with comparable investment policies and receiving comparable services, the Board noted that most Subadvisers stated that they did not charge higher fees to the Manager for the Accounts than were charged to their Other Clients. For the Subadvisers that did not make this representation, the Board considered the Subadviser’s representation that the fees compared favorably with those charged to Other Clients. The Board noted that the different fees to Other Clients were generally a result of lower assets, a different level of services provided, and/or a different competitive environment at the time of the initiation of the relationship, which had resulted in the lower fees charged to the Other Clients.

For Accounts where PGI, PREI, Edge, or CCI was engaged as the Subadviser, the Board noted that the Subadviser is an affiliate of the Manager and that, therefore, the parties may allocate the fee among themselves based upon other than competitive factors, but that in the end, the shareholders pay only the management fee. Therefore, in these cases, particularly when no comparative data on subadvisory fees was provided, the Board focused primarily on whether the management fee and total expense ratios were reasonable.

For certain Subadvisers, the Manager was able to negotiate lower fees (AllianceBernstein with respect to LargeCap Value Account III and J.P. Morgan and Mellon Capital with respect to SmallCap Value Account I). The Board concluded that these amended fee schedules were appropriate and should be approved.

Based upon all of the above, the Board determined that the subadvisory fees for each Account, with the amendments proposed by the Manager, were reasonable.

Profitability

The Board reviewed detailed information regarding revenues the Manager receives under the Management Agreements, as well as the estimated direct and indirect costs the Manager incurs in providing to each Account the services described in the applicable Advisory Agreements, for the year ended December 31, 2007. The Board also considered the returns on revenue generated in connection with the payment of subadvisory fees to affiliated Subadvisers (PGI, PREI, Edge, and CCI). The Board concluded that the management fee for each Account was reasonable, taking into account the profitability percentages the Manager provided.

The Board noted that the Manager compensates each Unaffiliated Subadviser from its own management fees and that the fees were competitive. In concluding that the Unaffiliated Subadvisers’ fees were reasonable, the Board determined that it need not review estimated levels of profits to each Unaffiliated Subadviser because, as the Board noted, the Manager compensates each Unaffiliated Subadviser from its own management fees and the Manager had negotiated the Subadvisory Agreement with each Unaffiliated Subadviser at arm’s-length.

Economies of Scale

The Board considered whether there are economies of scale with respect to the management of each Account and whether the Accounts benefit from any such economies of scale through breakpoints in fees. The Board also reviewed the levels at which breakpoints occurred and the amount of the reductions. The Board also considered whether the effective management fee rate for each Account under the Management Agreement is reasonable in relation to the asset size of such Account. The Board concluded that the fee schedule for each Account reflects an appropriate level of sharing of any economies of scale.

The Board noted that the management fee schedule for the LargeCap S&P 500 Index Account does not include breakpoints. Although the management fee schedule does not contain breakpoints, the Board noted that the LargeCap S&P 500 Index Account has a relatively low basis point fee for initial Account assets and the Board concluded that this Account does not generate sufficient economies of scale at its current asset size to justify a breakpoint at this time.

The Board identified some Accounts whose asset levels have exceeded the last breakpoint level in the Account’s fee schedule. The Board discussed these and other Accounts with management and concluded that the existing breakpoints are appropriate at the current asset levels.

The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Account and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees. The Board also considered whether the effective subadvisory fee rate for each Account under the Subadvisory Agreement is reasonable in relation to the asset size of such Account. The Board concluded that the fee schedule for each Account, with amendments proposed by the Manager, reflects an appropriate recognition of any economies of scale at current asset levels.

Other Benefits to the Manager and Subadvisers

The Board also considered the character and amount of other incidental benefits received by the Manager and its affiliates from their relationships with the Accounts. The Board concluded that management and subadvisory fees for each Account were reasonable in light of these fall-out benefits.

The Board also considered the character and amount of other incidental benefits received by each Subadviser. The Board considered as a part of this analysis each Subadviser’s soft dollar practices and brokerage practices. The Board concluded that, taking into account these benefits, the fees charged under each Subadvisory Agreement were reasonable.

Overall Conclusions

Based upon all of the information it considered and the conclusions it reached, the Board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement, with the changes proposed by the Manager, is in the best interests of each Account.

FEDERAL INCOME TAX INFORMATION PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2008 (unaudited)

Long Term Capital Gain Dividends. Certain of the Accounts distributed long term capital gain dividends during the fiscal year ended December 31, 2008. Details of designated long term capital gain dividends for federal income tax purposes are shown in the notes to financial statements.

Dividend Received Deduction. For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended December 31, 2008, that qualifies for the dividend received deduction is as follows:

	Deductible		Deductible
	Percentage		Percentage

Equity Income Account	47.76%	SAM Conservative Growth Portfolio	16.30%
LargeCap Blend Account II	32.02	SAM Flexible Income Portfolio	3.46
LargeCap Growth Account	100.00	SAM Strategic Growth Portfolio	24.03
MidCap Stock Account	61.36	SmallCap Value Account I	37.44
SAM Balanced Portfolio	8.84	West Coast Equity Account	100.00
SAM Conservative Balanced Portfolio	4.69

Foreign Taxes Paid. The following Accounts elect under the Internal Revenue Code Section 853 to pass through foreign taxes paid by each Account to its shareholders. The information below summarizes the portion of ordinary income dividends that was derived from foreign sources and the total amount of foreign taxes passed through to shareholders for the year ended December 31, 2008.

	Foreign	Foreign Taxes
	Source Income	Per Share

Diversified International Account	100.0%	$0.0467

This report must be preceded or accompanied by a current prospectus for the Principal Variable Contracts Funds, Inc.

WE’LL GIVE YOU AN EDGE® www.principalfunds.com

Principal Variable Contracts Funds, Inc. is distributed by Principal Funds Distributor, Inc., member of the Principal Financial Group®. Principal Funds Distributor, Principal Shareholder Services, Principal Management Corporation and its affiliates, Principal Funds, Inc., and Principal Variable Contracts Funds, Inc. are collectively referred to as Principal Funds.

MM 1290 B-1 | ©2009 Principal Financial Services, Inc. | 02/2009 | #1250022011

ITEM 2 – CODE OF ETHICS

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's Board has determined that Mark Grimmett, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.

ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. Ernst & Young is the principal accountant for the registrant. As such, Ernst & Young has audited the financial statements of the registrant and reviewed regulatory filings that include those financial statements. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional services.

December 31, 2007 - $230,839 December 31, 2008 - $404,702

(b) Audit-Related Fees. Ernst & Young has not provided any audit-related services to the registrant during the last two fiscal years that are not included in response to item 4(a).

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Tax Fees. Ernst & Young reviews the federal income tax returns and federal excise tax returns of the registrant. In connection with this review, Ernst & Young reviews the calculation of the registrant’s dividend distributions that are included as deductions on the tax returns. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional tax services.

December 31, 2007 - $124,015 December 31, 2008 - $111,860

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Fees. Ernst & Young performed a review of the process and methodology used to allocate expenses amongst funds in the Principal Fund complex.

December 31, 2007 - $2,850 December 31, 2008 - None

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) Audit Committee Pre-Approval Policy. The audit committee of the registrant has adopted the following pre-approval policy:

Policy on Auditor Independence

The purpose of this policy is to ensure the independence of the Principal Funds' primary independent auditor. This policy is established by the Audit Committee (the "Committee") of the Board of Directors of Principal Investors Fund, Inc. and Principal Variable Contracts Fund, Inc. (the "Funds") effective for all engagements of the primary independent auditor.

1.	The primary independent auditor, its subsidiaries and affiliates shall not provide Prohibited Services to the Funds. For the purposes of this policy, Prohibited Services are:

Services that are subject to audit procedure during a financial statement audit;

Services where the auditor would act on behalf of management;

Services where the auditor is an advocate to the client's position in an adversarial proceeding;

Bookkeeping or other services related to the accounting records or financial statements of the Funds, its subsidiaries and affiliates;

Financial information systems design and implementation;

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

Actuarial services;

Internal audit functions or human resources;

Broker or dealer, investment advisor, or investment banking services;

Legal services and expert services unrelated to the audit;

Tax planning services related to listed, confidential and aggressive transactions;

Personal tax planning services to individuals in a financial reporting oversight role with regard to the Funds including the immediate family members of such individuals;

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

2.	(A) All services the primary independent auditor, its subsidiaries and affiliates provide to the Funds, and (B) Audit services, including audits of annual financial statements, audits of acquired or divested businesses or review of regulatory filings, any independent auditor provides, shall be approved by the Committee in advance in accordance with the following procedure:

Each quarter, Management will present to the Committee for pre-approval, a detailed description of each particular service, excluding tax services, for which pre-approval is sought and a range of fees for such service. The Committee may delegate pre-approval authority to one or more of its members provided such delegated member(s) shall present a report of any services approved to the full Committee at its next regularly scheduled meeting. The Committee Chairperson shall have pre-approval authority for changes to any range of fees applicable to services the Committee previously approved and for new services and the range of fees for such services that arise between regularly scheduled Committee meetings.

Similarly, the primary independent auditor will present to the Committee for pre-approval a written description of the nature and scope of all tax services not expressly prohibited, including the fee arrangements for such services, and the potential effects of such services on the audit firm’s independence.

In considering whether to pre-approve the primary independent auditor’s, provision of non-audit services, by the primary independent auditor, the Committee will consider whether the services are compatible with the maintenance of such auditor's independence. The Committee will also consider whether the primary independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds' business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds' ability to manage or control risk or improve audit quality.

The provisions of this policy shall apply to all audit and non-audit services provided directly to the Funds. Additionally, the provisions of this policy shall apply to non-audit services provided to Principal Management Corporation or an affiliate of Principal Management Corporation that provides ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds.

4.	Not less than annually, the primary independent auditor shall report to the Committee its independence policies, as well as all relationships that may bear on independence between the auditor and the Funds with respect to any services provided by the auditor, its subsidiaries or affiliates.

5.	The Committee shall ensure that the lead and concurring partners of the Funds' primary independent auditor are rotated at least every five years and subject upon rotation to a five year "time out" period. All other partners of the primary independent auditor, excluding partners who simply consult with others on the audit engagement regarding technical issues, shall rotate after seven years and be subject upon rotation to a two year "time out" period.

	6.	The Funds or Principal Management Corporation may not hire or promote any former partner, principal, shareholder or professional employee ("Former Employee") of the primary independent auditor into a financial reporting oversight role unless the Former Employee (1) has severed his/her economic interest in the independent audit firm, and (2) was not a member of the audit engagement team for the Funds during the one year period preceding the date that the audit procedures began for the fiscal period in which the Funds or Principal Management Corporation proposes to hire the Former Employee. Neither the Funds nor Principal Management Corporation shall, without prior written consent of the primary independent auditor, hire or promote any Former Employee into a role not prohibited above if the Former Employee had provided any services to the Funds or Principal Management Corporation during the 12 months preceding the date of filing of the Funds' most recent annual report with the SEC. Upon termination of the primary independent auditor, the Funds or Principal Management Corporation shall not, without prior written consent of the former primary independent auditor, hire or promote any Former Employee for a period of up to 12 months from termination.

	7.	For persons recently promoted or hired into a financial reporting oversight role, any personal tax planning services pursuant to an engagement that was in progress before the hiring or promotion and provided by the primary independent auditor must be completed on or before 180 days after the hiring or promotion.

	8.	The phrase "financial reporting oversight role" means a role in which a person is in a position to exercise influence over the contents of the financial statements or anyone who prepares them, such as a member of the board of directors or similar management or governing body, chief executive officer, president, chief operating officer, chief financial officer, counsel, controller, chief internal auditor, or any equivalent positions.

(Adopted by the Audit Committee of the Board of Directors of the Principal Funds on March 10, 2008).

(End of policy)

(e) (2) Pre-Approval Waivers. There were no services provided to the registrant by Ernst & Young that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All work in connection with the audit of the registrant’s financial statements was performed by full-time employees of Ernst & Young.

(g) The aggregate non-audit fees Ernst and Young billed to the registrant, the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant for each of registrant's last two fiscal years were as follows.

December 31, 2007 - $126,865 December 31, 2008 - $146,860

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 – SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None

ITEM 11 – CONTROLS AND PROCEDURES

a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing).

(b) There have been no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12 – EXHIBITS

(a)(1) Code of Ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act are attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Principal Variable Contracts Funds, Inc.

By /s/ Ralph C. Eucher Ralph C. Eucher, Chairman and CEO

Date 2/16/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Ralph C. Eucher

Ralph C. Eucher, Chairman and CEO

Date 2/16/2009

By /s/ Layne A. Rasmussen

Layne A. Rasmussen, Vice President, Controller and Chief Financial Officer

Date 2/16/2009